As filed with the Securities and Exchange Commission on February 1, 1996


                                                               File No. 2-92260
                                                               File No. 811-4068

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                                         ---
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      / X/
                                                                         ---


                                                                         ---
                       POST-EFFECTIVE AMENDMENT NO. 49                  / X/
                                                                         ---

                                       AND

                                                                         ---
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / X/
                                                                         ---


                                                                         ---
                              AMENDMENT NO. 52                          / X/
                                                                         ---

                              PACIFICA FUNDS TRUST
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                    237 Park Avenue, New York, New York 10017
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including area code: (212) 808-3900
                                                            -------------

                 Jeffrey L. Steele, Esq.         Joan V. Fiore, Esq.
                 Dechert Price & Rhoads          Furman Selz Incorporated
                 1500 K Street, N.W.             237 Park Avenue
                 Washington, D.C.  20005         New York, NY  10017

                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective in accordance with Rule 485 (check appropriate box)

                             60 days after filing pursuant to paragraph (a)(1)
                       -----
                             on (date) pursuant to paragraph (a)(1)
                       -----
                             75 days after filing pursuant to paragraph (a)(2)
                       -----
                             on (date) pursuant to paragraph (a)(2)
                       -----

                         X   immediately upon filing pursuant to paragraph (b)
                       -----

                             on (date) pursuant to paragraph (b)
                       -----

--------------------

* Registrant has registered an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed the Notice required by Rule 24f-2 on November 30, 1995.

                              PACIFICA FUNDS TRUST
                              CROSS-REFERENCE SHEET
                              REQUIRED BY RULE 495
                        UNDER THE SECURITIES ACT OF 1933

         This Amendment to the Registration Statement relates to:

                                     PART A

I. The Prospectuses that describe the Investor Shares and the Institutional Shares of the Registrant's following Funds: the Growth Fund; Equity Value Fund; Balanced Fund; Asset Preservation Fund; Short-Term Government Bond Fund; Intermediate Government Bond Fund; Government Income Fund; Intermediate Bond Fund; Oregon Tax-Exempt Fund; Arizona Tax-Exempt Fund; California Short-Term Tax-Exempt Fund; California Tax-Exempt Fund; National Tax-Exempt Fund; 100% U.S. Treasury Money Market Fund; California Tax-Exempt Money Market Fund; National Tax-Exempt Money Market Fund; Equity Index Fund and International Equity Fund.

                          (Investor Shares Prospectus)

ITEM NO. IN PART A                                          HEADING IN INVESTOR SHARES
------------------                                          --------------------------
                                                            PROSPECTUS
                                                            ----------

1.       Cover Page                                         Cover Page

2.       Synopsis                                           Highlights; Fund Expenses

3.       Condensed Financial Information                    Financial Highlights

4.       General Description of Registrant                  The Funds:  Investment Policies
                                                            and Practices of the Funds; Description
                                                            of Securities and Investment Practices;
                                                            Investment Restrictions

5.       Management of the Fund                             Management of the Funds

5A.      Management's Discussion of Fund                    Information is contained in the
         Performance                                        Annual Reports of the Registrant

6.       Capital Stock and Other Securities                 Dividends, Distributions and Federal
                                                            Income Tax; Other Information

7.       Purchase of Securities Being Offered               Fund Share Valuation; Minimum Purchase
                                                            Requirements; Purchase of Investor
                                                            Shares; Management of the Funds

8.       Redemption or Repurchase                           Redemption of Investor Shares

9.       Pending Legal Proceedings                          Not Applicable

                       (Institutional Shares Prospectus)

ITEM NO. IN PART A                                          HEADING IN INSTITUTIONAL SHARES
------------------                                          -------------------------------
                                                            PROSPECTUS
                                                            ----------
1.       Cover Page                                         Cover Page

2.       Synopsis                                           Highlights; Fund Expenses

3.       Condensed Financial Information                    Financial Highlights

4.       General Description of Registrant                  The Funds:  Investment Policies and
                                                            Practices of the Funds; Description
                                                            of Securities and Investment Practices;
                                                            Investment Restrictions

5.       Management of the Fund                             Management of the Funds

5A.      Management's Discussion of Fund                    Information is contained in the
         Performance                                        Annual Reports of the Registrant

6.       Capital Stock and Other Securities                 Dividends, Distributions and Federal
                                                            Income Tax; Other Information

7.       Purchase of Securities Being Offered               Fund Share Valuation; Purchase and Redemption
                                                            of Institutional Shares; Management of the Funds

8.       Redemption or Repurchase                           Purchase and Redemption of Institutional Shares

9.       Pending Legal Proceedings                          Not Applicable

II.      The Prospectus that describes the Registrant's Government Money Market Fund and  Money Market Fund;


ITEM NO. IN PART A                                          HEADING IN PROSPECTUS
------------------                                          ---------------------
1.       Cover Page                                         Cover Page

2.       Synopsis                                           Highlights; Fund Expenses

3.       Condensed Financial Information                    Financial Highlights

4.       General Description of Registrant                  The Funds:  Investment Policies and Practices
                                                            of the Funds; Description of Securities and
                                                            Investment Practices; Investment Restrictions

5.       Management of the Fund                             Management of the Funds

5A.      Management's Discussion of Fund                    Information is contained in the
         Performance                                        Annual Reports of the Registrant

6.       Capital Stock and Other Securities                 Dividends, Distributions and Federal Income
                                                            Tax; Other Information

7.       Purchase of Securities Being Offered               Fund Share Valuation; Minimum Purchase Requirements;
                                                            Purchase of Fund Shares; Management of the Funds

8.       Redemption or Repurchase                           Redemption of Fund Shares

9.       Pending Legal Proceedings                          Not Applicable

III.     The Prospectus that describes the Registrant's Money Market Trust;

ITEM NO. IN PART A                                          HEADING IN PROSPECTUS
------------------                                          ---------------------
1.       Cover Page                                         Cover Page

2.       Synopsis                                           Fund Expenses

3.       Condensed Financial Information                    Financial Highlights

4.       General Description of Registrant                  The Fund; Investment Policies and
                                                            Practices of the Fund; Investment
                                                            Restrictions

5.       Management of the Fund                             Management of the Fund

5A.      Management's Discussion of Fund                    Information is contained in the
         Performance                                        Annual Reports of the Registrant

6.       Capital Stock and Other Securities                 Dividends, Distributions and Federal
                                                            Income Tax; Other Information

7.       Purchase of Securities Being Offered               Purchase and Redemption of Fund Shares;
                                                            Management of the Fund

8.       Redemption or Repurchase                           Purchase and Redemption of Fund Shares

9.       Pending Legal Proceedings                          Not Applicable

IV.      The Prospectuses that describe the Investor Shares, the Institutional Shares and
         Service Shares of the Registrant's Prime Money Market Fund and Treasury
         Money Market Fund.

                          (Investor Shares Prospectus)
ITEM NO. IN PART A                                          HEADING IN INVESTOR SHARES
------------------                                          --------------------------
                                                            PROSPECTUS
                                                            ----------

1.       Cover Page                                         Cover Page

2.       Synopsis                                           Fund Expenses

3.       Condensed Financial Information                    Financial History

4.       General Description of Registrant                  The Funds:  Investment Policies and Practices
                                                            of the Funds; Description of Securities and
                                                            Investment Practices; Investment Restrictions

5.       Management of the Fund                             Management of the Funds

5A.      Management's Discussion of Fund                    Information is contained in the
         Performance                                        Annual Reports of the Registrant

6.       Capital Stock and Other Securities                 Dividends, Distributions and Federal Income Taxes;
                                                            Other Information

7.       Purchase of Securities Being Offered               Minimum Purchase Requirements; Purchase of
                                                            Investor Shares of the Funds; Management of the Funds

8.       Redemption or Repurchase                           Redemption of Investor Shares

9.       Pending Legal Proceedings                          Not Applicable

                        (Institutional Shares Prospectus)

ITEM NO. IN PART A                                          HEADING IN INSTITUTIONAL SHARES
------------------                                          -------------------------------
                                                            PROSPECTUS
                                                            ----------
1.       Cover Page                                         Cover Page

2.       Synopsis                                           Fund Expenses

3.       Condensed Financial Information                    Financial History

4.       General Description of Registrant                  The Funds:  Investment Policies and Practices
                                                            of the Funds; Description of Securities and
                                                            Investment Practices; Investment Restrictions

5.       Management of the Fund                             Management of the Funds

5A.      Management's Discussion of Fund                    Information is contained in the
         Performance                                        Annual Reports of the Registrant

6.       Capital Stock and Other Securities                 Dividends, Distributions and Federal Income Taxes;
                                                            Other Information

7.       Purchase of Securities Being Offered               How to Buy Institutional Shares; How to Redeem
                                                            Institutional Shares; Management of the Funds

8.       Redemption or Repurchase                           How to Redeem Institutional Shares

9.       Pending Legal Proceedings                          Not Applicable

                           (Service Shares Prospectus)

ITEM NO. IN PART A                                          HEADING IN SERVICE SHARES
------------------                                          -------------------------
                                                            PROSPECTUS
                                                            ----------
1.       Cover Page                                         Cover Page

2.       Synopsis                                           Fund Expenses

3.       Condensed Financial Information                    Financial History

4.       General Description of Registrant                  The Funds:  Investment Policies and Practices
                                                            of the Funds; Description of Securities and
                                                            Investment Practices; Investment Restrictions

5.       Management of the Fund                             Management of the Funds

5A.      Management's Discussion of Fund                    Information is contained in the
         Performance                                        Annual Reports of the Registrant

6.       Capital Stock and Other Securities                 Dividends, Distributions and Federal Income
                                                            Taxes; Other Information

7.       Purchase of Securities Being Offered               How to Buy Service Shares; How to Redeem Service
                                                            Shares; Management of the Funds

8.       Redemption or Repurchase                           How to Redeem Service Shares;

9.       Pending Legal Proceedings                          Not Applicable

V. The Statement of Additional Information that describes the Registrant's following Funds: the Growth Fund; Equity Value Fund; Balanced Fund;
         Asset Preservation Fund; Short-Term Government Bond Fund; Intermediate
         Government Bond Fund; Government Income Fund; Intermediate Bond Fund;
         Oregon Tax-Exempt Fund; Arizona Tax-Exempt Fund; California Short-Term
         Tax-Exempt Fund; California Tax-Exempt Fund; National Tax-Exempt Fund;
         100% U.S. Treasury Money Market Fund; California Tax-Exempt Money
         Market Fund; National Tax-Exempt Money Market Fund; Equity Index Fund,
         International Equity Fund; Money Market Fund and Government Money
         Market Fund.


ITEM NO. IN PART B                                          HEADING IN STATEMENT OF
------------------                                          -----------------------
                                                            ADDITIONAL INFORMATION
                                                            -----------------------


10.      Cover Page                                         Cover Page

11.      Table of Contents                                  Table of Contents

12.      General Information and History                    Not Applicable

13.      Investment Objectives and Policies                 Investment Policies

14.      Management of the Fund                             Management

15.      Control Persons and Principal                      Other Information
         Holders of Securities

16.      Investment Advisory and Other                      Management
         Services

17.      Brokerage Allocation and Other                     Portfolio Transactions
         Practices

18.      Capital Stock and Other Securities                 Other Information

19.      Purchase, Redemption and Pricing                   Additional Purchase and
         of Securities Being Offered                        Redemption Information;
                                                            Determination of Net Asset Value

20.      Tax Status                                         Taxation

21.      Underwriters                                       Management

22.      Calculation of Performance Data                    Other Information

23.      Financial Statements                               Financial Statements

VI.      The Statement of Additional Information that describes the Service and
         Institutional Shares of the Registrant's Prime Money Market Fund and
         Treasury Money Market Fund.

ITEM NO. IN PART B                                          HEADING IN STATEMENT OF
------------------                                          -----------------------
                                                            ADDITIONAL INFORMATION
                                                            -----------------------

10.      Cover Page                                         Cover Page

11.      Table of Contents                                  Table of Contents

12.      General Information and History                    Not Applicable

13.      Investment Objectives and Policies                 Investment Objectives and
                                                            Management Polices

14.      Management of the Fund                             Management of the Funds

15.      Control Persons and Principal                      Description of the Funds
         Holders of Securities

16.      Investment Advisory and Other                      Management of the Funds
         Services

17.      Brokerage Allocation and Other                     Portfolio Transactions
         Practices

18.      Capital Stock and Other Securities                 Description of the Funds

19.      Purchase, Redemption and Pricing                   Purchase of Service and
         of Securities Being offered                        Institutional Shares; Redemption of Service and
                                                            Institutional Shares; Determination of Net Asset Value

20.      Tax Status                                         Taxes

21.      Underwriters                                       Management of the Funds

22.      Calculation of Performance Data                    Yield Calculations

23.      Financial Statements                               Financial Statements

VII.     The Statement of Additional Information that describes the Investor Shares of the Registrant's Prime Money Market Fund and Treasury Money Market Fund.

ITEM NO. IN PART B                                          HEADING IN STATEMENT OF
------------------                                          -----------------------
                                                            ADDITIONAL INFORMATION
                                                            -----------------------

10.      Cover Page                                         Cover Page

11.      Table of Contents                                  Table of Contents

12.      General Information and History                    Not Applicable

13.      Investment Objectives and Policies                 Investment Objectives and
                                                            Management Policies

14.      Management of the Fund                             Management of the Funds

15.      Control Persons and Principal                      Description of the Funds
         Holders of Securities

16.      Investment Advisory and Other                      Management of the Funds
         Services

17.      Brokerage Allocation and Other                     Portfolio Transactions
         Practices

18.      Capital Stock and Other Securities                 Description of the Funds

19.      Purchase, Redemption and Pricing                   Purchase of Investor Shares;
         of Securities Being Offered                        Redemption of Investor Shares;
                                                            Determination of Net Asset Value

20.      Tax Status                                         Taxes

21.      Underwriters                                       Management of the Funds

22.      Calculation of Performance Data                    Yield Calculations

23.      Financial Statements                               Financial Statements

VIII.    The Statement of Additional Information that describes the Registrant's Money
         Market Trust.

ITEM NO. IN PART B                                          HEADING IN STATEMENT OF
------------------                                          -----------------------
                                                            ADDITIONAL INFORMATION
                                                            -----------------------

10.      Cover Page                                         Cover Page

11.      Table of Contents                                  Table of Contents

12.      General Information and History                    Not Applicable

13.      Investment Objectives and Policies                 Investment Policies

14.      Management of the Fund                             Management

15.      Control Persons and Principal                      Other Information
         Holders of Securities

16.      Investment Advisory and Other                      Management
         Services

17.      Brokerage Allocation and Other                     Portfolio Transactions
         Practices

18.      Capital Stock and Other Securities                 Other Information

19.      Purchase, Redemption and Pricing                   Additional Purchase and
         of Securities Being Offered                        Redemption Information;
                                                            Determination of Net Asset Value

20.      Tax Status                                         Taxation

21.      Underwriters                                       Management

22.      Calculation of Performance Data                    Other Information

23.      Financial Statements                               Financial Statements

IX.      The Statement of Additional Information that describes the Service Shares of the
         Registrant's 100% U.S. Treasury Money Market Fund.

ITEM NO. IN PART B                                          HEADING IN STATEMENT OF
------------------                                          -----------------------
                                                            ADDITIONAL INFORMATION
                                                            -----------------------
10.      Cover Page                                         Cover Page

11.      Table of Contents                                  Table of Contents

12.      General Information and History                    Not Applicable

13.      Investment Objectives and Policies                 Investment Policies

14.      Management of the Fund                             Management

15.      Control Persons and Principal                      Other Information
         Holders of Securities

16.      Investment Advisory and Other                      Management
         Services

17.      Brokerage Allocation and Other                     Portfolio Transactions
         Practices

18.      Capital Stock and Other Securities                 Other Information

19.      Purchase, Redemption and Pricing                   Additional Purchase and
         of Securities Being Offered                        Redemption Information;
                                                            Determination of Net Asset Value

20.      Tax Status                                         Taxation

21.      Underwriters                                       Management

22.      Calculation of Performance Data                    Other Information

23.      Financial Statements                               Financial Statements

                          [PACIFICA LOGO]


                          (INVESTOR SHARES)

                          PACIFICA EQUITY VALUE FUND

                          PACIFICA GROWTH FUND

                          PACIFICA BALANCED FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                               (INVESTOR SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417


                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")
                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
                        ("FURMAN SELZ" OR THE "SPONSOR")
                PACIFICA FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")


    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Investor Shares of the following three portfolios (the "Funds"):

    - Pacifica Equity Value Fund
    - Pacifica Growth Fund
    - Pacifica Balanced Fund


    This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.

                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
               CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                           PAGE
                                                           ----
HIGHLIGHTS..............................................      3
FUND EXPENSES...........................................      7
FEE TABLE -- INVESTOR SHARES............................      7
FINANCIAL HIGHLIGHTS....................................      9
THE FUNDS...............................................     13
INVESTMENT POLICIES AND PRACTICES OF THE FUNDS..........     13
RISKS OF INVESTING IN THE FUNDS.........................     15
MANAGEMENT OF THE FUNDS.................................     17
FUND SHARE VALUATION....................................     23
PRICING OF INVESTOR SHARES..............................     24
MINIMUM PURCHASE REQUIREMENTS...........................     27
PURCHASE OF INVESTOR SHARES.............................     27
INDIVIDUAL RETIREMENT ACCOUNTS..........................     29
EXCHANGE OF INVESTOR SHARES.............................     29
REDEMPTION OF INVESTOR SHARES...........................     30
DIVIDENDS, DISTRIBUTIONS AND FEDERAL
  INCOME TAX............................................     34
DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES......     37
INVESTMENT RESTRICTIONS.................................     47
OTHER INFORMATION.......................................     48
APPENDIX................................................    A-1

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     This Prospectus describes three diversified investment portfolios managed by First Interstate Capital Management, Inc. Each Fund has a distinct investment objective and policies.


     The Equity Value Fund. The investment objective of the Equity Value Fund is to provide investors with long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of both domestic and foreign companies. The Fund may invest in large, well-established companies and smaller companies with market capitalization exceeding $50 million. The Fund may invest up to 5% of its assets in equity securities listed or traded exclusively on a foreign exchange. Income generation is a secondary consideration for the Fund. However, the Fund may purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the Advisor's opinion, have a favorable influence on the market value of the securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks.


     The Growth Fund. The investment objective of the Growth Fund is to seek superior, risk-adjusted total return through capital appreciation. The Fund invests primarily in equity securities, concentrating on those securities whose growth prospects, in the opinion of the Advisor, appear to exceed that of the overall market. The Advisor may also consider the potential for income in selecting portfolio securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities.

     The Balanced Fund. The investment objective of the Balanced Fund is to realize both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach. The Fund pursues this objective through a balanced and diversified program of investing in equity securities and debt instruments. The Fund will normally invest between 30% and 70% of its assets in common stocks that are considered by the Advisor to have better than average prospects for growth of capital and income. The Fund will invest primarily in domestic equity securities, but may invest up to 5% of its assets in equity securities listed or traded exclusively on a foreign exchange. The remaining balance of the Fund's assets will be invested in senior fixed income securities, including corporate debt securities, commercial paper and mortgage-backed and asset-backed securities, based on the relative stability of income and principal of such securities. The debt instruments in which the Fund invests will be rated at least investment grade.

     For additional information concerning the investment policies, practices and risk considerations of the Funds, see "The Funds," "Investment Policies and Practices of the Funds" and "Risks of Investing in the Funds" in this Prospectus.

RISKS OF INVESTING IN THE FUNDS

     The price per share of the Funds will fluctuate with changes in value of the investments held by each Fund. A Fund's performance will change daily based on many factors, including the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, interest rate levels, the overall level of equity prices, general market conditions and international exchange rates. Depending on these factors, the net asset value of a Fund may decrease instead of increase. The Funds may seek to achieve their investment objectives through investments in securities of foreign issuers (which involve risks not typically associated with U.S. issuers), instruments with the lowest investment grade rating which have speculative characteristics, and by the use of certain options, futures and currency swap strategies. In addition, the Funds may invest in securities issued by emerging growth companies, which may involve greater price volatility and risk than those incurred by funds that do not invest in such companies. The market value of a Fund's investments in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines.

     There is no assurance that any Fund will achieve its investment objective.

MANAGEMENT OF THE FUNDS

     First Interstate Capital Management, Inc. acts as investment advisor to the Funds. For its services, the Advisor is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Investor Shares" and "Management of the Funds" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Funds. Furman Selz provides certain management and administrative services to the Funds, and is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Funds' shares and may be reimbursed for certain of its distribution-related expenses.

     Fees and expenses charged to the Funds are outlined on pages 7 and 8 of this Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS

     Purchase orders for the Funds received by your broker or Service Organization in proper order by 4:15 p.m., Eastern time, and transmitted to the Trust prior to 5:00 p.m. Eastern time will become effective that day.

     - MINIMUM INITIAL INVESTMENT............    $500
     - MINIMUM INITIAL INVESTMENT FOR IRAS...    $250
     - MINIMUM SUBSEQUENT INVESTMENT.........    $ 50

     Investor Shares of the Funds are purchased at net asset value plus a sales charge of no more than 4.5%.

     Shareholders may exchange Investor Shares between Funds by telephone or mail.

     - MINIMUM INITIAL EXCHANGE..............    $500
     (NO MINIMUM FOR SUBSEQUENT EXCHANGES.)

     Shareholders may redeem Investor Shares by telephone, mail or wire.

     - The Funds reserve the right upon not less than 30 days' notice to redeem involuntarily all the Investor Shares in an investor's account which have an aggregate value of $500 or less for any particular Fund.

     (The above redemption services are not available for IRAs and trust clients of First Interstate Bancorp and its affiliates.)

     All dividends and distributions will be automatically reinvested at net asset value in additional Investor Shares of the applicable Fund unless cash payment is requested.


     - Distributions for the Funds are generally paid quarterly.


     For additional information on how to purchase and redeem Investor Shares of the Funds, see "Purchase of Investor Shares," "Exchange of Investor Shares" and "Redemption of Investor Shares."

                                 FUND EXPENSES

     The following table lists the costs and expenses that an investor will incur either directly or indirectly as an Investor shareholder of a Fund based upon the Fund's operating expenses for its most recent fiscal year, adjusted to reflect current fees and expenses.

                          FEE TABLE -- INVESTOR SHARES


                                              EQUITY
                                              VALUE     GROWTH    BALANCED
                                               FUND      FUND       FUND
                                              ------    ------    --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)....   4.50%     4.50%       4.50%
  Maximum Sales Load Imposed on Reinvested
    Dividends
    (as a percentage of offering price)....    None      None        None
  Deferred Sales Load
    (as a percentage of redemption
    proceeds)..............................    None +    None +      None+
  Redemption Fees..........................    None      None        None
  Exchange Fee.............................    None      None        None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)(++)......   0.60%     0.08%       0.60%
  12b-1 Fees(++)++.........................   0.25%     0.00%       0.20%
  Other Expenses (after waivers)(++)++++...   0.50%     0.82%       0.55%

                                               -----
                                                        -----     -----
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++++................   1.35%     0.90%       1.35%

                                               -----
                                                        -----     -----

                                               -----
                                                        -----     -----


---------------
   (++) Management Fees (before waivers) would be 0.60%, 0.75% and 0.60%, respectively.

  (++)++ Under rules of the National Association of Securities Dealers, Inc.
         (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes. Because a 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. See "Management of the Funds -- The Sponsor and Distributor."


 (++)++++ Other Expenses (before waivers) would be 0.50%, 1.23% and 0.67%, respectively.



(++)++++++ Total Fund Operating Expenses (before waivers) would be 1.35%, 1.98%
           and 1.47%, respectively.


   + Investor Shares sold pursuant to a complete waiver of the initial sales charge available to purchases of $1 million or more are subject to a 1% contingent deferred sales charge if redeemed within one year from the date of purchase.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Investor Shares will bear. The table does not reflect any charges that may be imposed by a

First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                                         EQUITY
                                         VALUE     GROWTH    BALANCED
                                          FUND      FUND       FUND
                                         ------    ------    --------
1 year................................    $ 58      $ 54       $ 58
3 years...............................      86        72         86
5 years...............................     116        93        116
10 years..............................     200       151        200


---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                              FINANCIAL HIGHLIGHTS


     The financial information shown below is to assist investors in evaluating the performance of the Funds since their commencement of operations. The following supplementary information for the year ended September 30, 1995 for the Equity Value Fund and Balanced Fund has been audited by Ernst & Young, LLP, whose report on the financial statements appears in the 1995 Annual Report to Shareholders for the Funds. The following supplementary information for the periods through September 30, 1995 for the Growth Fund has been audited by that Fund's former independent accountants, whose report on the financial statements appears in the Fund's September 30, 1995 Report to Shareholders. These reports and financial statements are incorporated by reference into the SAI. The supplementary information for each of the four years in the period ended September 30, 1994 for the Equity Value and Balanced Fund has been audited by the former independent accountants for these Funds. The following financial data should be read in conjunction with the related financial statements and notes thereto. Further information about the Funds is contained in their Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-662-8417. For the periods shown, the Equity Value Fund and Balanced Fund offered only one class of shares to both institutional and retail investors. See "Other Information -- Capitalization."

Selected data for a share outstanding throughout the periods shown:

                               EQUITY VALUE FUND


                                                                                                                       PERIOD
                                                                   YEAR ENDED SEPTEMBER 30,                             ENDED
                                              ------------------------------------------------------------------    SEPTEMBER 30,
                                                 1995          1994          1993          1992          1991          1990(a)
                                              ----------    ----------    ----------    ----------    ----------    -------------
Net Asset Value, Beginning of Period........   $  12.36      $   13.17     $   10.73     $   10.45     $    8.48       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(++).................       0.24           0.20          0.21          0.20          0.28          0.08
  Net gain (loss) on securities (both
    realized and unrealized)(++)............       1.63           0.74          2.75          0.49          1.98         (1.60)
                                              ----------    ----------    ----------    ----------    ----------    -------------
    Total from Investment Operations........       1.87           0.94          2.96          0.69          2.26         (1.52)
                                              ----------    ----------    ----------    ----------    ----------    -------------
LESS DISTRIBUTIONS:
  Dividends from net investment income......      (0.25)         (0.21)        (0.23)        (0.22)        (0.29)           --
  Distributions from capital gains..........      (0.71)         (1.54)        (0.29)        (0.19)           --            --
                                              ----------    ----------    ----------    ----------    ----------    -------------
    Total Distributions.....................      (0.96)         (1.75)        (0.52)        (0.41)        (0.29)           --
                                              ----------    ----------    ----------    ----------    ----------    -------------
  Net Asset Value, End of Period............   $  13.27      $   12.36     $   13.17     $   10.73     $   10.45       $  8.48
                                              =========       ========      ========       =======       =======    ===========
    Total Return (excluding sales load).....      16.58%          7.49%        28.22%         6.81%        27.05%       (15.20)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)...........   $170,406      $ 168,852     $ 140,551     $  92,915     $  68,412       $26,100
  Ratio of Expenses to Average Net Assets...       0.96%          0.99%         0.98%         1.02%         0.98%         0.91%+
  Effect of Waivers on above Ratio..........       0.02%          0.02%         0.01%           --          0.13%         0.95%+
  Ratio of Net Investment Income to Average
    Net Assets..............................       1.97%          1.60%         1.73%         1.86%         2.69%         3.38%+
  Portfolio Turnover Rate...................         75%            41%           82%           78%           36%           21%


---------------
(a) Commencement of operations, July 2, 1990.

 (++) Per share data based upon average monthly shares outstanding.

 + Annualized.

For a share outstanding throughout the periods indicated:


                                  GROWTH FUND*



                                                                               PERIOD ENDED         YEAR ENDED      PERIOD ENDED
                                                                           SEPTEMBER 30, 1995**    MAY 31, 1995     MAY 31, 1994
                                                                           --------------------    -------------    -------------
Net asset value, beginning of period....................................          $17.27              $ 15.42          $ 15.39
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................................            0.10                 0.25             0.17
  Net realized and unrealized gain (loss) on investments................            1.28                 1.90            (0.04)
                                                                                  ------               ------           ------
    Total income (loss) from investment operations......................            1.38                 2.15             0.13
                                                                                  ------               ------           ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income..................................           (0.16)               (0.24)           (0.10)
  Distributions from net realized gain on investments...................           (0.09)               (0.06)           (0.00)
                                                                                  ------               ------           ------
    Total dividends and distributions to shareholders...................           (0.25)               (0.30)           (0.10)
                                                                                  ------               ------           ------
  Net asset value, end of period........................................          $18.40              $ 17.27          $ 15.42
                                                                           =================       ===========      ===========
    Total return (excluding sales load).................................           25.89%+              14.18%            1.27%+
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000).......................................          $  197              $   200          $    80
  Ratio of expenses to average net assets...............................            0.90%+               0.90%            0.92%+
  Ratio of net investment income to average net assets..................            1.53%+               1.81%            0.95%+
  Ratio of expenses to average net assets without fee waivers...........            1.99%+               2.41%            5.69%+
  Ratio of net investment income (loss) to average net assets without
    fee waivers.........................................................            0.64%+               0.30%           (3.82%)+
  Portfolio turnover rate (1)...........................................           51.31%               59.71%           50.90%


---------------
 * The Fund operated as the Growth Fund of Westcore Trust from its commencement of operations until its reorganization as a portfolio of the Trust on October 1, 1995. The initial sale of Investor Shares occurred on October 11, 1993. During the periods shown, the Fund was advised by First Interstate Bank of Washington, N.A. and First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.


 ** The Fund changed its fiscal year end from May 31 to September 30.



 + Annualized.



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1995 were $3,146,452 and $2,197,415, respectively.

Selected data for a share outstanding throughout the periods shown:

                                 BALANCED FUND


                                                                                                                        PERIOD
                                                                                                                         ENDED
                                                                            YEAR ENDED SEPTEMBER 30,                   SEPTEMBER
                                                              -----------------------------------------------------       30,
                                                               1995        1994        1993       1992       1991       1990(a)
                                                              -------    --------    --------    -------    -------   -----------
Net Asset Value, Beginning of Period........................  $ 11.67    $  12.71    $  11.18    $ 10.80    $  9.50     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(++).................................     0.46        0.43        0.44       0.42       0.52        0.14
  Net gain (loss) on securities (both realized and
    unrealized)(++).........................................     0.68       (0.13)       1.72       0.53       1.40       (0.64)
                                                              -------    --------    --------    -------    -------   -----------
    Total from Investment Operations........................     1.14        0.30        2.16       0.95       1.92       (0.50)
                                                              -------    --------    --------    -------    -------   -----------
LESS DISTRIBUTIONS:
  Dividends from net investment income......................    (0.47)      (0.46)      (0.43)     (0.43)     (0.62)         --
  Distributions from capital gains..........................    (0.50)      (0.88)      (0.20)     (0.14)        --          --
                                                              -------    --------    --------    -------    -------   -----------
    Total Distributions.....................................    (0.97)      (1.34)      (0.63)     (0.57)     (0.62)         --
                                                              -------    --------    --------    -------    -------   -----------
  Net Asset Value, End of Period............................  $ 11.84    $  11.67    $  12.71    $ 11.18    $ 10.80     $  9.50
                                                              =======    ========    ========    =======    =======   ===========
    Total Return (excluding sales load).....................    10.62%       2.30%      19.83%      9.03%     20.78%      (5.00)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)...........................  $89,034    $108,290    $104,434    $65,226    $50,038     $33,185
  Ratio of Expenses to Average Net Assets...................     1.03%       1.09%       1.01%      1.02%      0.96%       0.93%+
  Effect of Waivers on above Ratio..........................     0.02%       0.02%       0.05%      0.08%      0.22%       0.67%+
  Ratio of Net Investment Income to Average Net Assets......     4.05%       3.55%       3.62%      3.76%      5.88%       5.87%+
  Portfolio Turnover Rate...................................       90%         35%         60%        49%        30%         12%


---------------
(a) Commencement of operations, July 2, 1990.

 (++) Per share data based upon average monthly shares outstanding.

 + Annualized.

                                   THE FUNDS

     The Funds are portfolios of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Funds.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     - The Equity Value Fund's investment objective is to provide investors with long-term capital appreciation.

     - The Growth Fund's investment objective is to seek superior, risk-adjusted total return through capital appreciation.

     - The Balanced Fund's investment objective is to realize both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

     Each Fund follows its own investment policies and practices, including certain investment restrictions. The SAI contains the specific investment restrictions which govern the Funds' investments. The investment objectives of the Equity Value Fund and Balanced Fund are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Any change in the investment objective of the Growth Fund by the Board of Trustees may result in the Fund having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental.

     The Advisor selects investments and makes investment decisions based on the investment objective and policies of each Fund.

     The Equity Value Fund and The Balanced Fund. In selecting equity investments (which include common stocks of both domestic and foreign companies) for the Equity Value Fund and Balanced Fund, the Advisor selects companies for investment using both quantitative and qualitative analysis to identify those issuers that, in the Advisor's opinion, exhibit below-average valuation multiples, above-average financial strength, a strong position in their industry and a history of steady profit growth.

     The Advisor may also select other equity securities in addition to common stocks for investment by the Equity Value Fund and Balanced Fund. Such other equity securities are preferred stocks, high grade securities convertible into common stocks, and warrants. Neither Fund will invest more than 5% of its net assets in warrants, no more than 2% of which will be invested in warrants which are not listed on the New York or American Stock Exchanges. Under normal market conditions, the Equity Value Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks. For temporary defensive purposes, however, both the Equity Value Fund and Balanced Fund may invest in U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated investment grade or better by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's").

     In selecting senior fixed income securities for the Balanced Fund, the Advisor seeks to select those debt instruments that appear best calculated to achieve the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Balanced Fund may purchase commercial paper rated A-2 or better by S&P or Prime-2 or better by Moody's, corporate debt securities rated BBB or better by S&P or Baa or better by Moody's (which contain some speculative characteristics) and mortgage-backed and asset-backed securities rated AA or better by S&P or Aa or better by Moody's (or the foregoing types of debt securities given equivalent ratings by at least two other nationally recognized statistical rating organizations ("NRSROs"), or, if any such securities are not rated, are of comparable quality in the Advisor's opinion).

     Growth Fund. The Growth Fund's investment objective is to seek superior, risk-adjusted total return through capital appreciation. The Advisor may also consider the potential for income in selecting portfolio securities. The Fund invests primarily in equity securities, concentrating on those securities whose growth prospects, in the opinion of the Advisor, appear to exceed that of the overall market. The Fund's holdings are typically spread across industry and economic sectors.

     The Advisor attempts to invest in the common stocks of companies with strong financial characteristics and growth tendencies. The Advisor seeks to acquire stock in companies that will, in its opinion, experience growth in sales, earnings and dividends greater than the growth experienced by the Standard & Poor's 500 Composite Stock Price Index (the "S&P

500"). The Advisor also monitors the profitability, market capitalization, price to earnings ratio and capital structures as part of its selection process. The Fund may invest in non-dividend paying companies which, in the opinion of the Advisor, offer better total return prospects. In addition, the Fund may invest up to 25% of its assets in securities issued by foreign issuers and in American Depository Receipts which may or may not exhibit the particular growth tendencies and capitalization characteristics described above.

     The Fund's Advisor anticipates that from time to time certain industry sectors will not be represented in the Fund's portfolio while other sectors will represent a significant portion of invested assets. As a matter of fundamental policy, however, the Advisor will not purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and the Fund's investments will be diversified among individual issuers.

     As stated, investment emphasis is on equity securities, primarily common stocks and, to a lesser extent, preferred stocks and debt securities which are convertible into common stocks. The Fund's policy is to invest at least 65% of the value of its total assets in equity securities under normal market conditions.

     All Funds. The Funds may also hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), and cash, pending investment, to meet anticipated redemption requests or if, in the opinion of the Advisor, suitable investments for a Fund are unavailable. Such investments may be made in such proportions as, in the opinion of the Advisor, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks. The types of securities and investment practices used by the Funds are described in greater detail under the section "Description of Securities and Investment Practices" on pages 37-47 of this Prospectus.

                        RISKS OF INVESTING IN THE FUNDS

     The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. For example, investments by the Funds in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

     The market value of a Fund's investment in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value. The Balanced Fund may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) which are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

     Investing in the securities of issuers in any foreign country, including ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. See the SAI for further information about foreign securities.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John
E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.

     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.

     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states. Prior to March 18, 1994, the investment advisor for the Equity Value Fund and Balanced Fund was San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation. Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate of Washington, N.A., both affiliates of FICM, served as co-investment advisors for the Growth Fund.


     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.



     Mr. David Underwood serves as FICM's Director of Equity Funds Management. Mr. Underwood joined FICM in 1995. From 1993 to 1995 Mr. Underwood was employed by Integra Trust Company as Director of Research. From 1990 to 1993 he was a Portfolio Manager with the firm of C.S. McKee Investment Advisors. Mr. G. Edward Means serves as FICM's Director of Fixed Income Management. Mr. Means joined FICM in January 1995. From 1992 through 1994 he was employed by Clayton Brown & Associates as Senior Vice President, Fixed Income. From 1984 to 1992 he was employed by First National Bank of Chicago as a Senior Vice President.



     Mr. Leon Newcomb has been responsible for the day-to-day management of the Equity Value Fund since May 1995. Mr. Newcomb joined First Interstate in 1994 and FICM in March 1995. From 1989 through 1993 Mr. Newcomb was employed by Knights of Columbus, a Connecticut life insurance company, as an equity portfolio manager. Since May 1995, Mr. Newcomb has also been responsible for the day-to-day management of the equity portion of the Balanced Fund.


     Mr. Richard A. Ferguson has been responsible for the day-to-day management of the Growth Fund since October 1, 1995. Mr. Ferguson joined FICM in March 1995. From 1968 to 1995, Mr. Ferguson held various managerial positions with First Interstate Bank of Arizona, N.A. and served as a manager of balanced portfolios and equity funds.

     Mr. Michael Hughes has been responsible for the day-to-day management of the fixed income portion of the Balanced Fund since April 1995. Mr. Hughes has been employed by First Interstate since November 1988. He currently serves as a Fixed Income Fund Manager for FICM.

     For the advisory services it provides to the Funds, FICM is entitled to receive from each Fund fees, payable monthly, at the annual rates, based on average daily net assets, as set forth below:

                                                 INVESTMENT
                      FUND                      ADVISORY FEE
    -----------------------------------------   ------------
    Equity Value Fund........................     0.60%
    Growth Fund..............................     0.75%
    Balanced Fund............................     0.60%


     The Advisor has agreed that during the current fiscal year, it will waive a portion of its fees so that total operating expenses will not exceed 0.90% of the average daily net assets of the Investor Shares of the Growth Fund. For their fiscal year ended September 30, 1995, the Equity Value Fund and Balanced Fund each paid advisory fees at the annual rate of 0.60% of their average daily net assets.


THE SPONSOR AND DISTRIBUTOR


     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Funds. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust, however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.


     Under the Distribution Plan (the "Plan") adopted by the Funds for their Investor Shares, each Fund may pay directly or reimburse PFD Inc. monthly (subject to a limit of 0.50% per annum of the average daily net asset value of the outstanding Investor Shares of each Fund) for costs and expenses of PFD Inc. in connection with the distribution of Investor Shares of the Funds. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of PFD Inc., including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of Investor Shares, including promotional incentives and fees calculated with reference to the average daily net asset value of Investor Shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of Investor Shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of prospectuses to current shareholders and the operation of its Plan, including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by PFD Inc. in any given year in excess of the maximum annual amount payable under the Plan for that Fund. All payments made under the Plan for Investor Shares are borne entirely by a Fund's Investor Shares.


     In addition to sales charges paid to dealers, PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of Investor Shares of the Funds and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Investments, Inc.


ADMINISTRATIVE SERVICES

     The Funds have also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Funds. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for each Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS

     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Funds' Investor Shares, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Investor Shares of the Funds owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Funds' Investor Shares.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES

     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Funds include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund accounting, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Funds. Trust expenses directly attributable to a particular Fund are charged to that Fund, and expenses attributable to a particular class of shares of a Fund (such as distribution payments under the Plan and Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.

PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best execution of the Funds' orders. Purchases and sales of common stocks are generally placed by the Advisor with broker-dealers which, in the Advisor's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a Fund. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's objective and policies.

                              FUND SHARE VALUATION

     The net asset value of each class of shares of the Funds is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor, Furman Selz and PFD Inc., are accrued daily and taken into account for the purpose of determining the net asset value.

     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

     With respect to option contracts entered into by a Fund, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

                           PRICING OF INVESTOR SHARES

     Orders for the purchase of Investor Shares will be executed at the net asset value per share plus any applicable sales charge (the "public offering price") next determined after an order has become effective. The sales charge on purchases of Investor Shares of the Funds varies with the size of the purchase made according to the following schedule:

                                                             AMOUNT OF
                                    SALES CHARGE AS A       SALES CHARGE
                                      PERCENTAGE OF         REALLOWED TO
                                   --------------------     DEALERS AS A
                                    PUBLIC       NET       PERCENTAGE OF
                                   OFFERING     AMOUNT         PUBLIC
      AMOUNT OF INVESTMENT          PRICE      INVESTED    OFFERING PRICE
--------------------------------   --------    --------    --------------
Less than $100,000..............     4.50%       4.71%          4.00%
$100,000 but less than
  $250,000......................     3.50%       3.63%          3.00%
$250,000 but less than
  $500,000......................     2.60%       2.67%          2.25%
$500,000 but less than
  $1,000,000....................     2.00%       2.04%          1.75%
$1,000,000 and over.............     None+       None+          None+

---------------
+ There is no initial sales charge on purchases of $1 million or more; however, the Distributor pays investment dealers and financial institutions a commission from its own resources of 0.70% of the amount invested, and shareholders who redeem their Investor Shares within one year of the date of purchase will be subject to a 1% contingent deferred sales charge for the purpose of reimbursing the Distributor for the commission paid.

     The initial sales load will not apply to Investor Shares purchased by: (i) trust, investment management, advisory and fiduciary accounts man-
aged or administered by First Interstate Bancorp, its subsidiaries and affiliates, or the Advisor pursuant to a written agreement; (ii) any person purchasing Investor Shares with the proceeds of a distribution from a trust, investment management, advisory or other fiduciary account managed or administered by First Interstate Bancorp, its subsidiaries and affiliates, or the Advisor pursuant to a written agreement; (iii) any person purchasing Investor Shares with the proceeds of a redemption from a mutual fund, other than an investment portfolio offered by the Trust, that was originally purchased with a sales load; (iv) Furman Selz or any of its affiliates; (v) Trustees or officers of the Funds; (vi) directors or officers of Furman Selz, the Advisor, or their affiliates or bona fide employees or former employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts); or (vii) retirement accounts or plans for which a depository institution, which is a client or customer of the Advisor, Furman Selz or PFD Inc. serves as custodian or trustee, or to any trust, pension, Individual Retirement Account ("IRA"), spousal IRA, profit-sharing or other benefit plan for such persons so long as such Investor Shares are purchased through PFD Inc. The initial sales load also does not apply to Investor Shares sold to representatives of selling brokers and members of their immediate families. In addition, the initial sales load does not apply to sales to bank trust departments, acting on behalf of one or more clients, of Investor Shares having an aggregate value equal to or exceeding $200,000.

     See "Dividends, Distributions and Federal Income Tax," for an explanation of circumstances in which a sales load paid to acquire Investor Shares of a mutual fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

QUANTITY DISCOUNTS IN THE SALES CHARGES

     The following quantity discounts shall be available to: (a) an individual, his or her spouse, and their children under the age of 21, and any trust, pension, IRA, spousal IRA, profit sharing or other benefit plan for such persons; (b) a trustee or other fiduciary of a single trust estate or a single fiduciary account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, and (d) tax-exempt organizations under Section 501(c)(3) of the Code.

     Right of Accumulation. The schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $100,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any Investor Shares of those investment portfolios of the Trust that are subject to a sales charge and are owned at the time of such purchase by the investor. The sales charge imposed on the Investor Shares being purchased will then be at the rate applicable to the aggregate value of Investor Shares owned and to be purchased by the investor. For example, if the investor held Investor Shares valued at $100,000 and purchased an additional $20,000 of Investor Shares (totalling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors or their dealers make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of Investor Shares. If the investor knows that he will be making additional purchases of Investor Shares in the future, he may wish to consider executing a Letter of Intent.

     Letter of Intent. The schedule of reduced sales charges is also available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Investor Shares of a particular Fund which is subject to a sales charge. Investor Shares of such a Fund previously purchased during the 90-day period prior to the date of receipt by the Fund of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder or the dealer notifies the Fund of such prior purchases.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of Investor Shares totalling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

     The Letter of Intent does not obligate the investor to purchase, or a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Fund is authorized by the shareholder to liquidate a sufficient number of escrowed Investor Shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to PFD Inc., increase the amount of the stated goal. In that event, Investor Shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Investor Shares pursuant to a Letter of Intent should carefully read the application for a Letter of Intent which is available from the Trust.

                         MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in the Funds is $500, except that the minimum is $250 for an IRA. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A separate application is required for IRA investments.

                          PURCHASE OF INVESTOR SHARES

     THE FOLLOWING PURCHASE PROCEDURES DO NOT APPLY TO CERTAIN TRUST OR OTHER ACCOUNTS THAT ARE MANAGED BY FIRST INTERSTATE BANCORP, ITS SUBSIDIARIES OR AFFILIATES. AN ACCOUNT CUSTOMER SHOULD CONSULT HIS OR HER ACCOUNT OFFICER FOR PROPER INSTRUCTIONS.

     All funds received by the Trust are invested in full and fractional Investor Shares of the appropriate Fund. Certificates for Investor Shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. Investor Shares are available to new and existing shareholders through authorized brokers, investment advisors and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment advisor or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of a Fund's net asset value and transmitted to the Trust prior to the close of its business day (which is currently 5:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase Investor Shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to ensure its correct processing. You can reach the Wire Desk at 1-800-662-8417.

     Have your bank wire funds using the following instructions:
          Investors Fiduciary Trust Company
          Kansas City, MO 64105
          ABA #1010-0362-1
          Account #7527950
          Further Credit to:  Fund Name

     As long as you have read the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Funds. With the Purchase Application, the shareholder can specify other distribution options and add any special features offered by a Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     Automatic Investment Program. An eligible shareholder may also participate in the Pacifica Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund accounts.

Contact the Trust at 1-800-662-8417 for more information about the Pacifica Automatic Investment Program.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Funds may be used as a funding medium for IRAs. Investor Shares may also be purchased for IRAs established with an affiliate of First Interstate Bancorp or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each IRA, and there will be a $10.00 termination fee when the account is closed. For more information, call the Funds at 1-800-662-8417.

                          EXCHANGE OF INVESTOR SHARES

     The Funds offer two convenient ways to exchange Investor Shares in a Fund for Investor Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Investor Shares of one portfolio for Investor Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order, plus any applicable sales charge.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of Investor Shares, equal to the excess of the sales load applicable to the Investor Shares to be acquired over the amount of any sales load previously paid on the Investor Shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of the Funds may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

     In addition, Institutional Shares of a Fund may be exchanged for Investor Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

     Exchange by Mail. To exchange Investor Shares of a Fund by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including a member of a national securities exchange or by a commercial bank or trust company, broker-dealers, credit unions and savings associations.

     Exchange by Telephone. To exchange Investor Shares of a Fund by telephone, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See "Redemption of Investor Fund Shares -- By Telephone" for a discussion of telephone transactions generally.

                         REDEMPTION OF INVESTOR SHARES

     Shareholders may redeem their Investor Shares, in whole or in part, on any Business Day. Investor Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Trust. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized.

     Where the Investor Shares to be redeemed have been purchased by check, the Trust may delay payment of the redemption proceeds until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the Investor Shares are redeemed, dividends on the Investor Shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the Investor Shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Trust has no present intention to do so, it reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers or U.S. mail. The services offered by the Funds may be modified or terminated at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders.

     You may redeem your Investor Shares using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. You may redeem your Investor Shares by contacting your broker or investment advisor and instructing him or her to redeem your Investor Shares. He or she will then contact PFD Inc. and place a redemption trade on your behalf. He or she may charge you a fee for this service.

     By Mail. You may redeem your Investor Shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming Investor Shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your Investor Shares by calling the Funds toll free at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Funds. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions.

     By Wire. You may redeem your Investor Shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank.

     Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and a copy of a void check from the account where proceeds are to be wired is attached to the Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf.


     The above-mentioned services "By Telephone" and "By Wire" are not available for IRAs and trust clients of an affiliate of First Interstate Bancorp.


     Systematic Withdrawal Plan. An owner of $10,000 or more of Investor Shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of Investor Shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the Investor Shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Reinstatement Privilege. A shareholder in the Funds who has redeemed Investor Shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the same Fund and the same account from which the Investor Shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of Investor Shares acquired by reinstatement, except through an adjustment in the tax basis of the Investor Shares so acquired. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of a Fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient Investor Shares to bring the value of the account above $500, this restriction will not apply.

     Redemption in Kind. All redemptions of Investor Shares of the Funds shall be made in cash, except that the commitment to redeem Investor Shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders.

In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                          DIVIDENDS, DISTRIBUTIONS AND
                               FEDERAL INCOME TAX


     Each Fund has qualified and intends to continue to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.



     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Funds quarterly. Each Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.


     Distributions will be paid in additional shares of the same class held by a shareholder based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or net short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Special tax rules may apply to a Fund's acquisition of financial futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which a Fund may be able to engage in such transactions.

     A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of a Fund that were not held for more than six months with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.

     Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     It is anticipated that a portion of the dividends paid by the Funds will qualify for the dividends-received deduction available to corporations.

     Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of the Fund or of another investment portfolio of the Trust are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the Funds may be subject to foreign withholding taxes with respect to income received from sources within foreign countries.

     If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to Federal income tax (and possibly additional interest charges) on a portion of any excess distribution or gain from the disposition of such shares even if it distributes such income to its shareholders. If a Fund elects to treat the PFIC as a qualified electing fund ("QEF") and the PFIC furnishes certain financial information in the required form to such Fund, the Fund would instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts would be subject to the various distribution requirements described above.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

                         DESCRIPTION OF SECURITIES AND
                              INVESTMENT PRACTICES

FIXED INCOME SECURITIES

     The Balanced Fund and, to a lesser extent, the Equity Value Fund and Growth Fund, may invest in the types of fixed income securities described below.

     U.S. Government Obligations. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Repurchase Agreements. The Funds may agree to purchase securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Funds will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller. The Funds will not enter into repurchase agreements with the Advisor or its affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Funds do not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days. If in the future a Fund was to enter into repurchase agreements with deemed maturities in excess of seven days, such Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% (15% in the case of the Growth Fund) of the value of that Fund's net assets.

     The seller under a repurchase agreement will be required to maintain the value of the securities that are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

     Bank Obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued by a U.S. bank, savings bank or savings association that is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation. The Funds may also invest in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks or foreign branches of U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in domestic and foreign bank obligations are limited to the obligations of financial institutions having $1 billion or more in total assets at the time of purchase.

     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities. Investments by the Funds in commercial paper will consist of issues that are rated in one of the two highest rating categories by a NRSRO. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Funds. Commercial paper may include variable and floating rate instruments.

     Variable and Floating Rate Instruments. Instruments purchased by a Fund may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by a Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets.

     Mortgage-Related Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Balanced Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) have been offered to investors. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in a trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receiv-ables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.


     Derivative Securities. The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the Advisor will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.


     Stripped Obligations. To the extent consistent with their respective investment objectives, the Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and, with respect to the Balanced Fund, may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly, SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     Custodial Receipts for Treasury Securities. To the extent consistent with their respective investment objectives, the Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

FOREIGN SECURITIES

     The Growth Fund may invest up to 25% of the value of its total assets in securities issued by foreign issuers either directly or through investments in American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). The Equity Value and Balanced Fund may also invest directly in foreign equity securities and in securities represented by ADRs or EDRs. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

     There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of the issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the United States, and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FORWARD CURRENCY TRANSACTIONS

     The Equity Value Fund and Balanced Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. See the SAI for further information concerning foreign currency transactions.

SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

     Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by a Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. The Funds may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500 and other similar equity indices. SPDRs are securities traded on the American Stock Exchange that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the performance of the S&P 500. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of that Fund.


LOANS OF PORTFOLIO SECURITIES

     To increase return, a Fund may lend its portfolio securities to broker/ dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit issued by a bank, or any combination thereof. For each Fund, such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in their judgment, the income to be earned from the loan justifies the attendant risks.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

OPTIONS

     Each Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     The Funds may also write covered call and secured put options from time to time as the Advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25% of the value of its net assets. The use of covered call options and secured put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.


     Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the Advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections, afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     For additional information relating to option trading practices, including the particular risks thereof, see the SAI.

STOCK INDEX FUTURES CONTRACTS


     Each Fund may enter into stock index futures contracts in order to protect the value of common stock investments or to maintain liquidity, provided that not more than 5% of a Fund's net assets are committed to such transactions. See the SAI for further information about stock index futures contracts.


     The Funds may also purchase put options on stock index futures as another method of protecting their assets against market declines. See the SAI for further information about these options contracts.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and that Fund would remain obligated to meet margin requirements until the position is closed.

     The use of the techniques listed above which involve the segregation of assets to cover future obligations may impair the liquidity of a Fund's assets and its ability to operate as an open-end investment company. Furman Selz and the Advisor will monitor each Fund's use of such techniques and report to the Trustees concerning their impact, if any, on liquidity and a Fund's ability to meet redemptions.

ILLIQUID SECURITIES

     Each Fund will not knowingly invest more than 10% (15% in the case of the Growth Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days, time deposits maturing in more than seven days and securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Advisor determines under the supervision of the Board that a liquid trading market exists).

     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Advisor believes that the market for certain restricted securities may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     The Advisor monitors the liquidity of restricted securities in each of the Funds under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing restricted securities.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the SAI.

No Fund may:

     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of a Fund's total assets may be invested without regard to this 5% limitation.

     2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

     3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     4. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.


     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Funds will not at any time have more than 10% (15% in the case of the Growth Fund) of their respective net assets invested in illiquid securities.


                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     The Board of Trustees has authorized the issuance of two classes of shares in each of the Funds described in this Prospectus -- Investor Shares and Institutional Shares. Each share of a Fund represents an equal proportionate interest in a particular Fund with other shares of the same class and is entitled to such dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.

     Each Fund's Investor Shares and Institutional Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has not approved a Distribution Plan with respect to Institutional Shares. Each Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net asset value of the Funds' outstanding Institutional Shares owned by shareholders with whom a Service Organization has a servicing relationship. Institutional Shares of the Funds are purchased at net asset value per share without a sales charge. Because of the "class expenses" and sales charges, the performance of a Fund's Institutional Shares is expected to be higher than the performance of its Investor Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Funds' Institutional Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.

PERFORMANCE INFORMATION

     A Fund may, from time to time, include yield and total return data for its Investor Shares and Institutional Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields and total returns of the Funds are mandated by the SEC.

     Quotations of "yield" for a class of shares of a Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of the expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Quotations of average annual total return for a class of shares of a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class over periods of 1, 5 and 10 years (up to the life of that class), reflect the deduction of a proportional share of expenses allocated to that class (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for a Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the

Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see "Other Information -- Performance Information" in the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                      PACEBIV-2/96

                          [PACIFICA LOGO]


                          (INSTITUTIONAL SHARES)

                          PACIFICA EQUITY VALUE FUND

                          PACIFICA GROWTH FUND

                          PACIFICA BALANCED FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                             (INSTITUTIONAL SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417
                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")


                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
                        ("FURMAN SELZ" OR THE "SPONSOR")


                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Institutional Shares of the following three portfolios (the "Funds"):

    - Pacifica Equity Value Fund
    - Pacifica Growth Fund
    - Pacifica Balanced Fund


    This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.

                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
HIGHLIGHTS...............................................     3
FUND EXPENSES............................................     6
FEE TABLE -- INSTITUTIONAL SHARES........................     6
FINANCIAL HIGHLIGHTS.....................................     8
THE FUNDS................................................    12
INVESTMENT POLICIES AND PRACTICES
  OF THE FUNDS...........................................    12
RISKS OF INVESTING IN THE FUNDS..........................    14
MANAGEMENT OF THE FUNDS..................................    16
FUND SHARE VALUATION.....................................    21
PURCHASE AND REDEMPTION OF
  INSTITUTIONAL SHARES...................................    22
EXCHANGE OF INSTITUTIONAL SHARES.........................    25
DIVIDENDS, DISTRIBUTIONS AND
  FEDERAL INCOME TAX.....................................    26
DESCRIPTION OF SECURITIES AND
  INVESTMENT PRACTICES...................................    29
INVESTMENT RESTRICTIONS..................................    39
OTHER INFORMATION........................................    40
APPENDIX.................................................   A-1

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     This Prospectus describes three diversified investment portfolios managed by First Interstate Capital Management, Inc. Each Fund has a distinct investment objective and policies.


     The Equity Value Fund. The investment objective of the Equity Value Fund is to provide investors with long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of both domestic and foreign companies. The Fund may invest in large, well-established companies and smaller companies with market capitalization exceeding $50 million. The Fund may invest up to 5% of its assets in equity securities listed or traded exclusively on a foreign exchange. Income generation is a secondary consideration for the Fund. However, the Fund may purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the Advisor's opinion, have a favorable influence on the market value of the securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks.


     The Growth Fund. The investment objective of the Growth Fund is to seek superior, risk-adjusted total return through capital appreciation. The Fund invests primarily in equity securities, concentrating on those securities whose growth prospects, in the opinion of the Advisor, appear to exceed that of the overall market. The Advisor may also consider the potential for income in selecting portfolio securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities.

     The Balanced Fund. The investment objective of the Balanced Fund is to realize both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach. The Fund pursues this objective through a balanced and diversified program of investing in equity securities and debt instruments. The Fund will normally invest between 30% and 70% of its assets in common stocks that are considered by the Advisor to have better than average prospects for growth of capital and income. The Fund will invest primarily in domestic equity securities, but may invest up to 5% of its assets in equity securities listed or traded exclusively on a foreign exchange. The remaining balance of the Fund's assets will be invested in senior fixed income securities, including corporate debt securities, commercial paper and mortgage-backed and asset-backed securities, based on the relative stability of income and principal of such securities. The debt instruments in which the Fund invests will be rated at least investment grade.

     For additional information concerning the investment policies, practices and risk considerations of the Funds, see "The Funds," "Investment Policies and Practices of the Funds" and "Risks of Investing in the Funds" in this Prospectus.

RISKS OF INVESTING IN THE FUNDS

     The price per share of the Funds will fluctuate with changes in value of the investments held by each Fund. A Fund's performance will change daily based on many factors, including the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, interest rate levels, the overall level of equity prices, general market conditions and international exchange rates. Depending on these factors, the net asset value of a Fund may decrease instead of increase. The Funds may seek to achieve their investment objectives through investments in securities of foreign issuers (which involve risks not typically associated with U.S. issuers), instruments with the lowest investment grade rating which have speculative characteristics, and by the use of certain options, futures and currency swap strategies. In addition, the Funds may invest in securities issued by emerging growth companies, which may involve greater price volatility and risk than those incurred by funds that do not invest in such companies. The market value of a Fund's investments in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines.

     There is no assurance that any Fund will achieve its investment objective.

MANAGEMENT OF THE FUNDS

     First Interstate Capital Management, Inc. acts as investment advisor to the Funds. For its services, the Advisor is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Institutional Shares" and "Management of the Funds" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Funds. Furman Selz provides certain management and administrative services to the Funds, and is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Funds' shares.

     Fees and expenses charged to the Funds are outlined on page 6 of this Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS

     Purchase orders for the Funds received in proper order by 4:15 p.m., Eastern time, will become effective that day.

     Institutional Shares of the Funds are purchased at net asset value without a sales charge.

     Shareholders may purchase, redeem or exchange Institutional Shares by telephone.

     All dividends and distributions will be automatically reinvested at net asset value in additional Institutional Shares of the applicable Fund unless cash payment is requested.


     - Distributions for the Funds are generally paid quarterly.


     For additional information on how to purchase and redeem Institutional Shares of the Funds, see "Purchase and Redemption of Institutional Shares" and "Exchange of Institutional Shares."

                                 FUND EXPENSES

     The following table lists the costs and expenses that an investor will incur either directly or indirectly as an Institutional shareholder of a Fund based upon the Fund's operating expenses for its most recent fiscal year, adjusted to reflect current fees and expenses.

                       FEE TABLE -- INSTITUTIONAL SHARES


                                     EQUITY VALUE    GROWTH    BALANCED
                                         FUND         FUND       FUND
                                     ------------    ------    --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)..............       None         None       None
  Maximum Sales Load Imposed on
     Reinvested Dividends (as a
     percentage of offering
     price).......................       None         None       None
  Deferred Sales Load (as a
     percentage of redemption
     proceeds)....................       None         None       None
  Redemption Fees.................       None         None       None
  Exchange Fee....................       None         None       None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net
     assets)
  Management Fees (after
     waivers)(++).................       0.60%        0.08%      0.60%
  Other Expenses (after
     waivers)(++)++...............       0.35%        0.82%      0.35%
                                        -----        ------    --------
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++.........       0.95%        0.90%      0.95%
                                     =========       =====     =======


---------------


(++) Management Fees (before waivers) would be 0.60%, 0.75% and
     0.60%, respectively.
(++)++ Other Expenses (before waivers) would be 0.48%, 0.90% and
     0.42%, respectively.
(++)++++ Total Fund Operating Expenses (before waivers) would be
     1.08%, 1.65% and 1.02%, respectively.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Institutional Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                                      EQUITY VALUE    GROWTH    BALANCED
                                          FUND         FUND       FUND
                                      ------------    ------    --------
1 year.............................       $ 10         $  9       $ 10
3 years............................         30           29         30
5 years............................         53           50         53
10 years...........................        117          111        117


---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
  WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                              FINANCIAL HIGHLIGHTS


     The financial information shown below is to assist investors in evaluating the performance of the Funds since their commencement of operations. The following supplementary information for the year ended September 30, 1995 for the Equity Value Fund and Balanced Fund has been audited by Ernst & Young LLP, whose report on the financial statements appears in the 1995 Annual Report to Shareholders for these Funds. The following supplementary information for the periods through September 30, 1995 for the Growth Fund has been audited by that Fund's former independent accountants, whose report on the financial statements appears in the Fund's September 30, 1995 Report to Shareholders. These reports and financial statements are incorporated by reference into the SAI. The supplementary information for each of the four years in the period ended September 30, 1994 for the Equity Value Fund and Balanced Fund has been audited by the former independent accountants for these Funds. For the periods shown, the Equity Value Fund and Balanced Fund offered only one class of shares to both institutional and retail investors. The financial data shown below for these Funds pertains to the Investor Shares of such Funds, which are not offered through this Prospectus. No financial data is shown for the Institutional Shares of such Funds because that class of shares did not commence operations prior to October 1, 1995. See "Other Information -- Capitalization." The following financial data should be read in conjunction with the related financial statements and notes thereto. Further information about the Funds is contained in their Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-662-8417.

Selected data for a share outstanding for the periods shown:

                               EQUITY VALUE FUND


                                                                                                                       PERIOD
                                                                          YEAR ENDED SEPTEMBER 30,                      ENDED
                                                             ---------------------------------------------------    SEPTEMBER 30,
                                                               1995        1994       1993      1992      1991         1990(a)
                                                             --------    --------   --------   -------   -------    -------------
Net Asset Value, Beginning of Period.......................  $  12.36    $  13.17   $  10.73   $ 10.45   $  8.48       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(++)................................      0.24        0.20       0.21      0.20      0.28          0.08
  Net gain (loss) on securities (both realized and
    unrealized)(++)........................................  1.63....        0.74       2.75      0.49      1.98         (1.60)
                                                             --------    --------   --------   --------  --------     --------
    Total from Investment Operations.......................      1.87        0.94       2.96      0.69      2.26         (1.52)
                                                             --------    --------   --------   --------  --------     --------
LESS DISTRIBUTIONS:
  Dividends from net investment income.....................     (0.25)      (0.21)     (0.23)    (0.22)    (0.29)           --
  Distributions from capital gains.........................     (0.71)      (1.54)     (0.29)    (0.19)       --            --
                                                             --------    --------   --------   --------  --------     --------
  Total Distributions......................................     (0.96)      (1.75)     (0.52)    (0.41)    (0.29)           --
                                                             --------    --------   --------   --------  --------     --------
  Net Asset Value, End of Period...........................  $  13.27    $  12.36   $  13.17   $ 10.73   $ 10.45       $  8.48
                                                             ========    ========   ========   ========  ========     ========
    Total Return (excluding sales load)....................     16.58%       7.49%     28.22%     6.81%    27.05%       (15.20)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)..........................  $170,406    $168,852   $140,551   $92,915   $68,412       $26,100
  Ratio of Expenses to Average Net Assets..................      0.96%       0.99%      0.98%     1.02%     0.98%         0.91%+
  Effect of Waivers on above Ratio.........................      0.02%       0.02%      0.01%       --      0.13%         0.95%+
  Ratio of Net Investment Income to Average Net Assets.....      1.97%       1.60%      1.73%     1.86%     2.69%         3.38%+
  Portfolio Turnover Rate..................................        75%         41%        82%       78%       36%           21%


---------------
(a) Commencement of operations, July 2, 1990.

 (++) Per share data based upon average monthly shares outstanding.

 + Annualized.

For a share outstanding throughout the periods indicated:


                                  GROWTH FUND*



                                                                                             PERIOD          YEAR         PERIOD
                                                                                              ENDED          ENDED         ENDED
                                                                                          SEPTEMBER 30,     MAY 31,       MAY 31,
                                                                                             1995**          1995          1994
                                                                                          -------------     -------       -------
Net asset value, beginning of period..................................................       $ 17.28        $15.42        $15.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................................          0.10          0.25          0.17
 Net realized and unrealized gain on investments......................................          1.27          1.91          0.38
                                                                                              ------        -------       -------
   Total income from investment operations............................................          1.37          2.16          0.55
                                                                                              ------        -------       -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.................................................         (0.16)        (0.24 )       (0.13 )
 Distributions from net realized gain on investments..................................         (0.09)        (0.06 )       (0.00 )
                                                                                              ------        -------       -------
 Total dividends and distributions to shareholders....................................         (0.25)        (0.30 )       (0.13 )
                                                                                              ------        -------       -------
 Net Asset Value, End of Period.......................................................       $ 18.40        $17.28        $15.42
                                                                                          ==============    ========      ========
   Total return (excluding sales load)................................................         25.68%+       14.27 %        4.43 %+
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)......................................................       $14,120        $12,630       $3,738
 Ratio of expenses to average net assets..............................................          0.90%+        0.90 %        0.67 %
 Ratio of net investment income to average net assets.................................          1.54%+        1.82 %        1.20 %
 Ratio of expenses to average net assets without fee waivers..........................          1.79%+        2.15 %        5.36 %
 Ratio of net investment income (loss) to average net assets without fee waivers......          0.43%+        0.57 %       (3.49 %)
 Portfolio turnover rate(1)...........................................................         51.31%        59.71 %       50.90 %


---------------

  * The Fund operated as the Growth Fund of Westcore Trust from its commencement of operations on August 2, 1993 until its reorganization as a portfolio of the Trust on October 1, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Washington, N.A. and First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.


 ** The Fund changed its fiscal year from May 31 to September 30.



 + Annualized.



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1995 were $3,146,452 and $2,197,417, respectively.

Selected data for a share outstanding throughout the periods shown:

                                 BALANCED FUND

                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------------------
                                                                       1995           1994           1993           1992
                                                                    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Period...............................   $ 11.67       $    12.71     $    11.18      $   10.80
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(++)........................................      0.46             0.43           0.44           0.42
  Net gain (loss) on securities (both realized and
    unrealized)(++)................................................      0.68            (0.13)          1.72           0.53
                                                                     --------         --------       --------       --------
    Total from Investment Operations...............................      1.14             0.30           2.16           0.95
                                                                     --------         --------       --------       --------
LESS DISTRIBUTIONS:
  Dividends from net investment income.............................     (0.47)           (0.46)         (0.43)         (0.43)
  Distributions from capital gains.................................     (0.50)           (0.88)         (0.20)         (0.14)
                                                                     --------         --------       --------       --------
  Total Distributions..............................................     (0.97)           (1.34)         (0.63)         (0.57)
                                                                     --------         --------       --------       --------
  Net Asset Value, End of Period...................................   $ 11.84       $    11.67     $    12.71      $   11.18
                                                                     ========         ========       ========       ========
    Total Return (excluding sales load)............................     10.62%            2.30%         19.83%          9.03%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)..................................   $89,034       $  108,290     $  104,434      $  65,226
  Ratio of Expenses to Average Net Assets..........................      1.03%            1.09%          1.01%          1.02%
  Effect of Waivers on above Ratio.................................      0.02%            0.02%          0.05%          0.08%
  Ratio of Net Investment Income to Average Net Assets.............      4.05%            3.55%          3.62%          3.76%
  Portfolio Turnover Rate..........................................        90%              35%            60%            49%

                                                                                       PERIOD
                                                                                        ENDED
                                                                                    SEPTEMBER 30,
                                                                        1991           1990(a)
                                                                     -----------    -------------
                                                                    <C
Net Asset Value, Beginning of Period...............................    $    9.50       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(++)........................................         0.52          0.14
  Net gain (loss) on securities (both realized and
    unrealized)(++)................................................         1.40         (0.64)
                                                                        --------      --------
    Total from Investment Operations...............................         1.92         (0.50)
                                                                        --------      --------
LESS DISTRIBUTIONS:
  Dividends from net investment income.............................        (0.62)           --
  Distributions from capital gains.................................           --            --
                                                                        --------      --------
  Total Distributions..............................................        (0.62)           --
                                                                        --------      --------
  Net Asset Value, End of Period...................................    $   10.80       $  9.50
                                                                        ========      ========
    Total Return (excluding sales load)............................        20.78%        (5.00)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)..................................    $  50,038       $33,185
  Ratio of Expenses to Average Net Assets..........................         0.96%         0.93%+
  Effect of Waivers on above Ratio.................................         0.22%         0.67%+
  Ratio of Net Investment Income to Average Net Assets.............         5.88%         5.87%+
  Portfolio Turnover Rate..........................................           30%           12%


---------------
(a) Commencement of operations, July 2, 1990.

 (++) Per share data based upon average monthly shares outstanding.

 + Annualized.

                                   THE FUNDS

     The Funds are portfolios of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Funds.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     - The Equity Value Fund's investment objective is to provide investors with long-term capital appreciation.

     - The Growth Fund's investment objective is to seek superior, risk-adjusted total return through capital appreciation.

     - The Balanced Fund's investment objective is to realize both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

     Each Fund follows its own investment policies and practices, including certain investment restrictions. The SAI contains the specific investment restrictions which govern the Funds' investments. The investment objectives of the Equity Value Fund and Balanced Fund are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Any change in the investment objective of the Growth Fund by the Board of Trustees may result in the Fund having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental.

     The Advisor selects investments and makes investment decisions based on the investment objective and policies of each Fund.

     The Equity Value Fund and The Balanced Fund. In selecting equity investments (which include common stocks of both domestic and foreign companies) for the Equity Value Fund and Balanced Fund, the Advisor selects companies for investment using both quantitative and qualitative analysis to identify those issuers that, in the Advisor's opinion, exhibit below-average valuation multiples, above-average financial strength, a strong position in their industry and a history of steady profit growth.

     The Advisor may also select other equity securities in addition to common stocks for investment by the Equity Value Fund and Balanced Fund. Such other equity securities are preferred stocks, high grade securities convertible into common stocks, and warrants. Neither Fund will invest more than 5% of its net assets in warrants, no more than 2% of which will be invested in warrants which are not listed on the New York or American Stock Exchanges. Under normal market conditions, the Equity Value Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks. For temporary defensive purposes, however, both the Equity Value Fund and Balanced Fund may invest in U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated investment grade or better by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's").

     In selecting senior fixed income securities for the Balanced Fund, the Advisor seeks to select those debt instruments that appear best calculated to achieve the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Balanced Fund may purchase commercial paper rated A-2 or better by S&P or Prime-2 or better by Moody's, corporate debt securities rated BBB or better by S&P or Baa or better by Moody's (which contain some speculative characteristics) and mortgage-backed and asset-backed securities rated AA or better by S&P or Aa or better by Moody's (or the foregoing types of debt securities given equivalent ratings by at least two other nationally recognized statistical rating organizations ("NRSROs"), or, if any such securities are not rated, are of comparable quality in the Advisor's opinion).

     Growth Fund. The Growth Fund's investment objective is to seek superior, risk-adjusted total return through capital appreciation. The Advisor may also consider the potential for income in selecting portfolio securities. The Fund invests primarily in equity securities, concentrating on those securities whose growth prospects, in the opinion of the Advisor, appear to exceed that of the overall market. The Fund's holdings are typically spread across industry and economic sectors.

     The Advisor attempts to invest in the common stocks of companies with strong financial characteristics and growth tendencies. The Advisor seeks to acquire stock in companies that will, in its opinion, experience growth in sales, earnings and dividends greater than the growth experienced by the Standard & Poor's 500 Composite Stock Price Index (the "S&P

500"). The Advisor also monitors the profitability, market capitalization, price to earnings ratio and capital structures as part of its selection process. The Fund may invest in non-dividend paying companies which, in the opinion of the Advisor, offer better total return prospects. In addition, the Fund may invest up to 25% of its assets in securities issued by foreign issuers and in American Depository Receipts which may or may not exhibit the particular growth tendencies and capitalization characteristics described above.

     The Fund's Advisor anticipates that from time to time certain industry sectors will not be represented in the Fund's portfolio while other sectors will represent a significant portion of invested assets. As a matter of fundamental policy, however, the Advisor will not purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and the Fund's investments will be diversified among individual issuers.

     As stated, investment emphasis is on equity securities, primarily common stocks and, to a lesser extent, preferred stocks and debt securities which are convertible into common stocks. The Fund's policy is to invest at least 65% of the value of its total assets in equity securities under normal market conditions.

     All Funds. The Funds may also hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), and cash, pending investment, to meet anticipated redemption requests or if, in the opinion of the Advisor, suitable investments for a Fund are unavailable. Such investments may be made in such proportions as, in the opinion of the Advisor, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks. The types of securities and investment practices used by the Funds are described in greater detail under the section "Description of Securities and Investment Practices" on pages 29-38 of this Prospectus.

                        RISKS OF INVESTING IN THE FUNDS

     The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. For example, investments by the Funds in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

     The market value of a Fund's investment in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value. The Balanced Fund may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) which are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

     Investing in the securities of issuers in any foreign country, including ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. See the SAI for further information about foreign securities.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John
E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.

     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.

     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states. Prior to March 18, 1994, the investment advisor for the Equity Value Fund and Balanced Fund was San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation. Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate of Washington, N.A., both affiliates of FICM, served as co-investment advisors for the Growth Fund.


     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.



     Mr. David Underwood serves as FICM's Director of Equity Funds Management. Mr. Underwood joined FICM in 1995. From 1993 to 1995 Mr. Underwood was employed by Integra Trust Company as Director of Research. From 1990 to 1993 he was a Portfolio Manager with the firm of C.S. McKee Investment Advisors. Mr. G. Edward Means serves as FICM's Director of Fixed Income Management. Mr. Means joined FICM in January 1995. From 1992 through 1994 he was employed by Clayton Brown & Associates as Senior Vice President, Fixed Income. From 1984 to 1992 he was employed by First National Bank of Chicago as a Senior Vice President.



     Mr. Leon Newcomb has been responsible for the day-to-day management of the Equity Value Fund since May 1995. Mr. Newcomb joined First Interstate in 1994 and FICM in March 1995. From 1989 through 1993 Mr. Newcomb was employed by Knights of Columbus, a Connecticut life insurance company, as an equity portfolio manager. Since May 1995, Mr. Newcomb has also been responsible for the day-to-day management of the equity portion of the Balanced Fund.


     Mr. Richard A. Ferguson has been responsible for the day-to-day management of the Growth Fund since October 1, 1995. Mr. Ferguson joined FICM in March 1995. From 1968 to 1995, Mr. Ferguson held various managerial positions with First Interstate Bank of Arizona, N.A. and served as a manager of balanced portfolios and equity funds.

     Mr. Michael Hughes has been responsible for the day-to-day management of the fixed income portion of the Balanced Fund since April 1995. Mr. Hughes has been employed by First Interstate since November 1988. He currently serves as a Fixed Income Fund Manager for FICM.

     For the advisory services it provides to the Funds, FICM is entitled to receive from each Fund fees, payable monthly, at the annual rates, based on average daily net assets, as set forth below:

                    FUND                   INVESTMENT ADVISORY FEE
    ------------------------------------   -----------------------
    Equity Value Fund...................            0.60%
    Growth Fund.........................            0.75%
    Balanced Fund.......................            0.60%


     The Advisor has agreed that during the current fiscal year, it will waive a portion of its fees so that total operating expenses will not exceed 0.90% of the average daily net assets of the Institutional Shares of the Growth Fund. For their fiscal period ended September 30, 1995, the Equity Value Fund and Balanced Fund each paid advisory fees at the annual rate of 0.60% of their average daily net assets.


THE SPONSOR AND DISTRIBUTOR


     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Funds. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust, however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.



     PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of Institutional Shares of the Funds and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Investments, Inc.


ADMINISTRATIVE SERVICES

     The Funds have also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Funds. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for each Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS

     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Funds' Institutional Shares, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Institutional Shares of the Funds owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Funds' Institutional Shares. However, the Funds do not currently intend to make any payments to Service Organizations with respect to Institutional Shares.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES


     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Funds include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund auditing, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Funds. Trust expenses directly attributable to a particular Fund are charged to that Fund, and expenses attributable to a particular class of shares of a Fund (such as Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.

PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best execution of the Funds' orders. Purchases and sales of common stocks are generally placed by the Advisor with broker-dealers which, in the Advisor's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a Fund. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's objective and policies.

                              FUND SHARE VALUATION

     The net asset value of each class of shares of the Funds is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor and Furman Selz, are accrued daily and taken into account for the purpose of determining the net asset value.

     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

     With respect to option contracts entered into by a Fund, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

                PURCHASE AND REDEMPTION OF INSTITUTIONAL SHARES

     Institutional Shares of the Funds are sold without a sales load on a continuous basis primarily to customers ("Customers") of affiliate, franchise or correspondent banks of First Interstate Bancorp and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of

Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of Institutional Shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Shares of a Fund should contact their account representatives.

     Shares of a Fund are sold at net asset value per share next determined after a purchase order has become effective. Purchase orders by an Institution for Institutional Shares in the Funds must be received by the Trust by 4:15 p.m. (Eastern time) on any Business Day. Payment for such shares may be made by Institutions in Federal funds or other funds immediately available to the Trust's custodian no later than 4:15 p.m. (Eastern time) on the next Business Day following the receipt of the purchase order.

     It is the responsibility of Institutions to transmit orders for purchases by their Customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with an Institution. In addition, an Institution may receive fees from the Funds with respect to the investments of its Customers as described above under "Management of the Funds." Payment for Institutional Shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.


     The Trust reserves the right to reject any purchase order. Payment for orders which are not received will be returned after prompt inquiry. The issuance of Institutional Shares is recorded on the books of the Funds, and share certificates are not issued.


     Neither the Trust, the Distributor nor Furman Selz will be responsible for the authenticity of telephone instructions for the purchase or redemption of Institutional Shares where such instructions are reasonably believed to be genuine. The Trust will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for any loss, damage or expense arising from such instructions that prove to be fraudulent or unauthorized.

     Redemption requests are effected at the net asset value per share next determined after receipt of a redemption request in good order by the Trust. Institutional Shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the account at the Institution. It is the responsibility of an Institution to transmit redemption requests to the Trust and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Shares of a Fund are normally wired to the redeeming Institution the following Business Day after receipt of the request by the Trust. The Trust reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect a Fund.

     With respect to former shareholders of Westcore Trust who do not have a relationship with an Institution, shares of the Funds may be redeemed by writing or calling the Funds directly at 237 Park Avenue, Suite 910, New York, NY 10017 or 1-800-662-8417. When Institutional Shares are redeemed directly from a Fund, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     To be accepted by a Fund, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming Institutional Shares; (ii) your account number; (iii) the amount to be redeemed;
(iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     All redemptions of Institutional Shares of the Funds shall be made in cash, except that the commitment to redeem Institutional Shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

     A redemption may be a taxable transaction on which gain or loss may be recognized.

                        EXCHANGE OF INSTITUTIONAL SHARES


     The Funds offer a convenient way to exchange Institutional Shares in one Fund for Institutional Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to the Funds, 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Institutional Shares of one portfolio for Institutional Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The Trust may terminate or amend the terms of the exchange privilege at any time.


     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     To exchange Institutional Shares, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application.


     In addition, Institutional Shares of a Fund may be exchanged for Investor Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX


     Each Fund has qualified and intends to continue to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.


     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Funds quarterly. Each Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Distributions will be paid in additional shares of the same class held by a shareholder based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or net short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Special tax rules may apply to a Fund's acquisition of financial futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which a Fund may be able to engage in such transactions.

     A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of a Fund that were not held for more than six months with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.

     Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     It is anticipated that a portion of the dividends paid by the Funds will qualify for the dividends-received deduction available to corporations.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the Funds may be subject to foreign withholding taxes with respect to income received from sources within foreign countries.

     If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to Federal income tax (and possibly additional interest charges) on a portion of any excess distribution or gain from the disposition of such shares even if it distributes such income to its shareholders. If a Fund elects to treat the PFIC as a qualified electing fund ("QEF") and the PFIC furnishes certain financial information in the required form to such Fund, the Fund would instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts would be subject to the various distribution requirements described above.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain preretirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

FIXED INCOME SECURITIES

     The Balanced Fund and, to a lesser extent, the Equity Value Fund and Growth Fund, may invest in the types of fixed income securities described below.

     U.S. Government Obligations. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Repurchase Agreements. The Funds may agree to purchase securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Funds will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller. The Funds will not enter into repurchase agreements with the Advisor or its affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Funds do not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days. If in the future a Fund was to enter into repurchase agreements with deemed maturities in excess of seven days, such Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% (15% in the case of the Growth Fund) of the value of that Fund's net assets.

     The seller under a repurchase agreement will be required to maintain the value of the securities that are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

     Bank Obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued by a U.S. bank, savings bank or savings association that is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation. The Funds may also invest in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks or foreign branches of U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in domestic and foreign bank obligations are limited to the obligations of financial institutions having $1 billion or more in total assets at the time of purchase.

     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities. Investments by the Funds in commercial paper will consist of issues that are rated in one of the two highest rating categories by a NRSRO. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Funds. Commercial paper may include variable and floating rate instruments.

     Variable and Floating Rate Instruments. Instruments purchased by a Fund may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by a Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets.

     Mortgage-Related Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Balanced Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) have been offered to investors. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in a trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.


     Derivative Securities. The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the Advisor will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.


     Stripped Obligations. To the extent consistent with their respective investment objectives, the Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and, with respect to the Balanced Fund, may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly, SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     Custodial Receipts for Treasury Securities. To the extent consistent with their respective investment objectives, the Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

FOREIGN SECURITIES

     The Growth Fund may invest up to 25% of the value of its total assets in securities issued by foreign issuers either directly or through investments in American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). The Equity Value and Balanced Fund may also invest directly in foreign equity securities and in securities represented by ADRs or EDRs. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

     There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company.

The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of the issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the United States, and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FORWARD CURRENCY TRANSACTIONS

     The Equity Value Fund and Balanced Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. See the SAI for further information concerning foreign currency transactions.

SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

     Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;

(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by a Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. The Funds may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500 and other similar equity indices. SPDRs are securities traded on the American Stock Exchange that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the performance of the S&P 500. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of that Fund.


LOANS OF PORTFOLIO SECURITIES

     To increase return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit issued by a bank, or any combination thereof. For each Fund, such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in their judgment, the income to be earned from the loan justifies the attendant risks.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commit-ment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

OPTIONS

     Each Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     The Funds may also write covered call and secured put options from time to time as the Advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25% of the value of its net assets. The use of covered call options and secured put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.


     Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the Advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections, afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     For additional information relating to option trading practices, including the particular risks thereof, see the SAI.

STOCK INDEX FUTURES CONTRACTS


     Each Fund may enter into stock index futures contracts in order to protect the value of common stock investments or to maintain liquidity, provided that not more than 5% of a Fund's net assets are committed to such transactions. See the SAI for further information about stock index futures contracts.


     The Funds may also purchase put options on stock index futures as another method of protecting their assets against market declines. See the SAI for further information about these options contracts.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and that Fund would remain obligated to meet margin requirements until the position is closed.

     The use of the techniques listed above which involve the segregation of assets to cover future obligations may impair the liquidity of a Fund's assets and its ability to operate as an open-end investment company. Furman Selz and the Advisor will monitor each Fund's use of such techniques and report to the Trustees concerning their impact, if any, on liquidity and a Fund's ability to meet redemptions.

ILLIQUID SECURITIES

     Each Fund will not knowingly invest more than 10% (15% in the case of the Growth Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days, time deposits maturing in more than seven days and securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Advisor determines under the supervision of the Board that a liquid trading market exists).

     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Advisor believes that the market for certain restricted securities may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     The Advisor monitors the liquidity of restricted securities in each of the Funds under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing restricted securities.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the SAI.

No Fund may:

     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of a Fund's total assets may be invested without regard to this 5% limitation.

     2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

     3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     4. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.


     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Funds will not at any time have more than 10% (15% in the case of the Growth Fund) of their respective net assets invested in illiquid securities.


                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     The Board of Trustees has authorized the issuance of two classes of shares in each of the Funds described in this Prospectus -- Institutional Shares and Investor Shares. Each share of a Fund represents an equal proportionate interest in a particular Fund with other shares of the same class and is entitled to such dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.

     Each Fund's Institutional Shares and Investor Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has approved a Distribution Plan with respect to Investor Shares of each Fund under which the Trust may pay the Distributor in connection with the distribution of Investor Shares at a rate or rates set from time to time by the Board of Trustees, provided that no rate may exceed the annual rate of 0.50% of the average daily net asset value of Investor Shares of a Fund. In addition, each Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Funds' outstanding Investor Shares owned by shareholders with whom a Service Organization has a servicing relationship. Investor Shares of the Funds are purchased at net asset value per share plus a maximum 4.50% sales charge (subject to certain exceptions). Because of the "class expenses" and sales charges, the performance of a Fund's Investor Shares is expected to be lower than the performance of its Institutional Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Funds' Investor Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.

PERFORMANCE INFORMATION

     A Fund may, from time to time, include yield and total return data for its Institutional Shares and Investor Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields and total returns of the Funds are mandated by the SEC.

     Quotations of "yield" for a class of shares of a Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of the expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Quotations of average annual total return for a class of shares of a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class over periods of 1, 5 and 10 years (up to the life of that class), reflect the deduction of a proportional share of expenses allocated to that class (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for a Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see "Other Information -- Performance Information" in the SAI.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE
DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                      PACEBIS-2/96

                          [PACIFICA LOGO]


                          (INVESTOR SHARES)

                          PACIFICA SHORT-TERM GOVERNMENT
                          BOND FUND

                          PACIFICA INTERMEDIATE GOVERNMENT
                          BOND FUND

                          PACIFICA INTERMEDIATE BOND FUND

                          PACIFICA ASSET PRESERVATION FUND

                          PACIFICA GOVERNMENT INCOME FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST

                               (INVESTOR SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

                        ("FURMAN SELZ" OR THE "SPONSOR")

                PACIFICA FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Investor Shares of the following five portfolios (the "Funds"):

    - Pacifica Short-Term Government Bond Fund
    - Pacifica Intermediate Government Bond Fund
    - Pacifica Intermediate Bond Fund
    - Pacifica Asset Preservation Fund
    - Pacifica Government Income Fund


    This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1995 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.

                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                           PAGE
                                                           ----
HIGHLIGHTS..............................................      3
FUND EXPENSES...........................................      7
FEE TABLE -- INVESTOR SHARES............................      7
FINANCIAL HIGHLIGHTS....................................     11
THE FUNDS...............................................     17
INVESTMENT POLICIES AND PRACTICES OF THE FUNDS..........     17
RISKS OF INVESTING IN THE FUNDS.........................     21
MANAGEMENT OF THE FUNDS.................................     23
FUND SHARE VALUATION....................................     29
PRICING OF INVESTOR SHARES..............................     30
MINIMUM PURCHASE REQUIREMENTS...........................     33
PURCHASE OF INVESTOR SHARES.............................     34
INDIVIDUAL RETIREMENT ACCOUNTS..........................     35
EXCHANGE OF INVESTOR SHARES.............................     36
REDEMPTION OF INVESTOR SHARES...........................     37
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX.........     40
DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES......     44
INVESTMENT RESTRICTIONS.................................     54
OTHER INFORMATION.......................................     55
APPENDIX................................................    A-1

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     This Prospectus describes five diversified investment portfolios managed by First Interstate Capital Management, Inc. Each Fund has a distinct investment objective and policies.

     The Short-Term Government Bond Fund. The investment objective of the Short-Term Government Bond Fund is to seek current income with relative stability of principal. In seeking to attain its objective, the Fund will invest primarily in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities with remaining maturities less than three and one half years, and repurchase agreements with respect to such obligations.

     The Intermediate Government Bond Fund. The investment objective of the Intermediate Government Bond Fund is to seek a high level of current income, consistent with prudent investment risk. In seeking to attain its objective, the Fund will invest primarily in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect to such obligations. The Fund will maintain a dollar-weighted average portfolio maturity between three and ten years.

     The Intermediate Bond Fund. The investment objective of the Intermediate Bond Fund is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity. In pursuing its investment objective, the Fund may invest in a broad range of corporate debt obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, dollar-denominated debt obligations of foreign issuers, and money market instruments. The Fund will maintain a dollar-weighted average portfolio maturity between three and ten years.

      The Asset Preservation Fund. The investment objective of the Asset Preservation Fund is to provide investors with as high a level of current income as is consistent with limiting the risk of potential loss. The Fund pursues this objective by investing primarily in short-term debt instruments which results in a dollar-weighted average portfolio maturity of one year or less. The maximum maturity for any individual security held by the Fund is 39 months.

      The Government Income Fund. The investment objective of the Government Income Fund is to provide investors with as high a level of current income as is consistent with prudent risk of capital. Total return, within given quality parameters, is a secondary consideration of the Fund. The Fund pursues its objective by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     For additional information concerning the investment policies, practices and risk considerations of the Funds, see "The Funds," "Investment Policies and Practices of the Funds" and "Risks of Investing in the Funds" in this Prospectus.

RISKS OF INVESTING IN THE FUNDS

     The price per share of the Funds will fluctuate with changes in value of the investments held by each Fund. A Fund's performance will change daily based on many factors, including the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, interest rate levels, general market conditions and international exchange rates. Depending on these factors, the net asset value of a Fund may decrease instead of increase. Certain Funds may seek to achieve their investment objectives through investments in securities of foreign issuers (which involve risks not typically associated with U.S. issuers), instruments with the lowest investment grade rating which have speculative characteristics, and by the use of certain options, futures and currency swap strategies.

     During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value.

     Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Funds or their shares.

     There is no assurance that any Fund will achieve its investment objective.

MANAGEMENT OF THE FUNDS

     First Interstate Capital Management, Inc. acts as investment advisor to the Funds. For its services, the Advisor is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Investor Shares" and "Management of the Funds" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Funds. Furman Selz provides certain management and administrative services to the Funds, and is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Funds' shares and may be reimbursed for certain of its distribution-related expenses.

     Fees and expenses charged to the Funds are outlined on pages 7 through 10 of this Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS

     Purchase orders for the Funds received by your broker or Service Organization in proper order by 4:15 p.m., Eastern time, and transmitted to the Trust prior to 5:00 p.m. Eastern time will become effective that day.

       - MINIMUM INITIAL INVESTMENT.............   $500
       - MINIMUM INITIAL INVESTMENT FOR IRAS....   $250
       - MINIMUM SUBSEQUENT INVESTMENT..........   $ 50

     Investor Shares of the Asset Preservation Fund are purchased at net asset value without a sales charge. Investor Shares of the Short-Term Government Bond Fund are purchased at net asset value plus a sales charge of no more than 3.00%. Investor Shares of the other Funds are purchased at net asset value plus a sales charge of no more than 4.5%.

     Shareholders may exchange Investor Shares between Funds by telephone or mail.

       - MINIMUM INITIAL EXCHANGE...............   $500
            (NO MINIMUM FOR SUBSEQUENT
            EXCHANGES.)

     Shareholders may redeem Investor Shares by telephone, mail or wire.

     - The Funds reserve the right upon not less than 30 days' notice to redeem involuntarily all the Investor Shares in an investor's account which have an aggregate value of $500 or less for any particular Fund.

     (The above redemption services are not available for IRAs and trust clients of First Interstate Bancorp and its affiliates.)

     All dividends and distributions will be automatically reinvested at net asset value in additional Investor Shares of the applicable Fund unless cash payment is requested.


     - Distributions for the Funds are generally paid monthly.


     For additional information on how to purchase and redeem Investor Shares of the Funds, see "Purchase of Investor Shares," "Exchange of Investor Shares" and "Redemption of Investor Shares."

                                 FUND EXPENSES

     The following tables list the costs and expenses that an investor will incur either directly or indirectly as an Investor shareholder of a Fund based upon the Fund's operating expenses for its most recent fiscal year, adjusted to reflect current fees and expenses.

                          FEE TABLE -- INVESTOR SHARES


                                   SHORT-TERM    INTERMEDIATE
                                   GOVERNMENT     GOVERNMENT     INTERMEDIATE
                                    BOND FUND      BOND FUND       BOND FUND
                                   -----------   -------------   -------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on
    Purchases (as a percentage of
    offering price)..................  3.00%         4.50%           4.50%
  Maximum Sales Load Imposed on
    Reinvested Dividends (as a
    percentage of offering
    price)...........................  None          None            None
  Deferred Sales Load (as a
    percentage of redemption
    proceeds)........................  None+         None+           None+
  Redemption Fees....................  None          None            None
  Exchange Fee.......................  None          None            None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net
    assets)
  Management Fees (after waivers)*...  0.15%         0.20%           0.40%
  12b-1 Fees**.......................  0.05%         0.05%           0.05%
  Other Expenses (after waivers)***..  0.54%         0.70%           0.35%
                                       ----           ----            ----

TOTAL FUND OPERATING EXPENSES:
  (after waivers)****................  0.74%          0.95%           0.80%
                                       ====           ====            ====



---------------
   * Management Fees (before waivers) would be 0.50%, 0.50% and 0.50%, respectively.

  ** Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes. Because a 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. See "Management of the Funds -- The Sponsor and Distributor."


 *** Other Expenses (before waivers) would be 0.69%, 1.01% and 0.59%, respectively.



**** Total Fund Operating Expenses (before waivers) would be 1.24%, 1.56% and 1.14%, respectively.


   + Investor Shares sold pursuant to a complete waiver of the initial sales charge available to purchases of $1 million or more are subject to a 1% contingent deferred sales charge if redeemed within one year from the date of purchase.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Investor Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                  SHORT-TERM    INTERMEDIATE
                                  GOVERNMENT    GOVERNMENT    INTERMEDIATE
                                  BOND FUND     BOND FUND      BOND FUND
                                  ----------    ----------    ------------
1 year.........................      $ 37          $ 54           $ 53
3 years........................        53            74             69
5 years........................        70            95             87
10 years.......................       119           156            140

---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                          FEE TABLE -- INVESTOR SHARES


                                                ASSET        GOVERNMENT
                                             PRESERVATION      INCOME
                                                 FUND           FUND
                                             ------------    ----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering
     price)...............................      None           4.50%
  Maximum Sales Load Imposed on Reinvested
     Dividends (as a percentage of
     offering price)......................      None           None
  Deferred Sales Load (as a percentage of
     redemption proceeds).................      None           None+
  Redemption Fees.........................      None           None
  Exchange Fee............................      None           None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)*........      0.30%          0.50%
  12b-1 Fees**............................      0.05%          0.05%
  Other Expenses (after waivers)***.......      0.45%          0.40%
                                                ----           ----

TOTAL FUND OPERATING EXPENSES:
  (after waivers)****.....................      0.80%          0.95%
                                                ====           ====




---------------

   *  Management Fees (before waivers) would be 0.35% and 0.50%, respectively.



  ** Under rules of the NASD, a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. See "Management of the Funds -- The Sponsor and Distributor."


 *** Other Expenses (before waivers) would be 0.45% and 0.41%, respectively.


**** Total Fund Operating Expenses (before waivers) would be 0.85% and 0.96%, respectively.


   + Investor Shares sold pursuant to a complete waiver of the initial sales charge available to purchases of $1 million or more are subject to a 1% contingent deferred sales charge if redeemed within one year from the date of purchase.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Investor Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                                                ASSET        GOVERNMENT
                                             PRESERVATION      INCOME
                                                 FUND           FUND
                                             ------------    ----------
1 year....................................       $  8           $ 54
3 years...................................         26             74
5 years...................................         44             95
10 years..................................         99            156


---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                              FINANCIAL HIGHLIGHTS


     The financial information shown below is to assist investors in evaluating the performance of the Funds since their commencement of operations. The following supplementary information for the periods through September 30, 1995 for the Short-Term Government Bond Fund, Intermediate Government Bond Fund and Intermediate Bond Fund has been audited by the former independent accountants of these Funds, whose report on the financial statements appears in the September 30, 1995 Report to Shareholders for the Funds. The following supplementary information for the year ended September 30, 1995 for the Asset Preservation Fund and Government Income Fund has been audited by Ernst & Young LLP, whose report on the financial statements appears in the 1995 Annual Report to Shareholders for the Funds. These reports and financial statements are incorporated by reference into the SAI. The supplementary information for each of the four years in the period ended September 30, 1994 for the Asset Preservation Fund and the Government Income Fund has been audited by the former independent accountants for these Funds. The following financial data should be read in conjunction with the related financial statements and notes thereto. Further information about the Funds is contained in their Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-662-8417. For the periods shown, the Intermediate Bond Fund, Asset Preservation Fund and Government Income Fund offered only one class of shares to both institutional and retail investors. See "Other Information -- Capitalization."

For a share outstanding throughout the periods indicated:

                        SHORT-TERM GOVERNMENT BOND FUND*
                               (INVESTOR SHARES)


                                                                                               PERIOD          YEAR       PERIOD
                                                                                                ENDED          ENDED       ENDED
                                                                                            SEPTEMBER 30,     MAY 31,     MAY 31,
                                                                                               1995**          1995        1994
                                                                                            -------------     -------     -------
Net asset value, beginning of period....................................................        $15.49        $15.31      $15.90

INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................................................................          0.29          0.75        0.37
 Net realized and unrealized gain (loss) on investments.................................         (0.02)         0.22       (0.43)
                                                                                                 -----        -------     -------
   Total income (loss) from investment operations.......................................          0.27          0.97       (0.06)
                                                                                                 -----        -------     -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...................................................         (0.30)        (0.79)      (0.37)
 Distributions from net realized gain on investments....................................         (0.00)        (0.00)      (0.16)
                                                                                                 -----        -------     -------
   Total dividends and distributions to shareholders....................................         (0.30)        (0.79)      (0.53)
                                                                                                 -----        -------     -------
 Net asset value, end of period.........................................................        $15.46        $15.49      $15.31
                                                                                                ======        ======      ======
 Total return (excluding sales load)....................................................          5.38%+        6.57%      (0.66%)+

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)........................................................        $3,622        $4,515      $8,081
 Ratio of expenses to average net assets................................................          0.74%+        0.74%       0.72%
 Ratio of net investment income to average net assets...................................          5.48%+        4.84%       3.45%+
 Ratio of expenses to average net assets without fee waivers............................          1.25%+        1.04%       1.10%+
 Ratio of net investment income to average net assets without fee waivers...............          4.97%+        4.54%       3.07%+
 Portfolio turnover rate (1)............................................................         20.28%       100.44%     127.06%


---------------
  * The Fund operated as the Short-Term Government Bond Fund of Westcore Trust from its commencement of operations until its reorganization as a portfolio of the Trust on October 1, 1995. The initial sale of Investor Shares occurred on October 11, 1993. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.


 ** The Fund changed its fiscal year from May 31 to September 30.



 + Annualized.



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $2,539,766 and $4,601,208, respectively.

For a share outstanding throughout the periods indicated:

                                  INTERMEDIATE
                             GOVERNMENT BOND FUND*
                               (INVESTOR SHARES)


                                                                                               PERIOD          YEAR       PERIOD
                                                                                                ENDED          ENDED       ENDED
                                                                                            SEPTEMBER 30,     MAY 31,     MAY 31,
                                                                                               1995**          1995        1994
                                                                                            -------------     -------     -------
Net asset value, beginning of period....................................................        $15.67        $15.28      $16.47
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................................................................          0.31          0.99        0.74
 Net realized and unrealized gain (loss) on investments.................................          0.03          0.46       (1.27)
                                                                                                 -----        ------      ------
   Total income (loss) from investment operations.......................................          0.34          1.45       (0.53)
                                                                                                 -----        ------      ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...................................................         (0.34)        (1.06)      (0.64)
 Distributions from net realized gain on investments....................................         (0.00)        (0.00)      (0.02)
                                                                                                 -----        ------      ------
 Total dividends and distributions to shareholders......................................         (0.34)        (1.06)      (0.66)
                                                                                                ------        ------      ------
 Net asset value, end of period.........................................................        $15.67        $15.67      $15.28
                                                                                                ======        ======      ======
   Total return (excluding sales load)..................................................          6.65%+       10.01%      (5.17%)+
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)........................................................        $7,169        $9,162      $8,538
 Ratio of expenses to average net assets................................................          1.40%+        1.27%       1.13%+
 Ratio of net investment income to average net assets...................................          6.10%+        6.53%       5.86%+
 Ratio of expenses to average net assets without fee waivers............................          1.63%+        1.50%       1.33%+
 Ratio of net investment income to average net assets without fee waivers...............          5.87%+        6.30%       5.66%+
 Portfolio turnover rate (1)............................................................          0.00%        11.39%      38.22%


---------------

  * The Fund operated as the GNMA Fund of Westcore Trust from its commencement of operations until its reorganization as a portfolio of the Trust on November 15, 1995. The initial sale of Investor Shares occurred on October 11, 1993. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.


**  The Fund changed its fiscal year from May 31 to September 30.


 +  Annualized.


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $0, and $3,725,523, respectively.

     For a share outstanding throughout the periods indicated:
                            INTERMEDIATE BOND FUND*


                                                FOR THE
                                                PERIOD**                              YEAR ENDED MAY 31,
                                                 ENDED        -------------------------------------------------------------------
                                             SEPT. 30, 1995    1995      1994      1993      1992      1991      1990      1989
                                             --------------   -------   -------   -------   -------   -------   -------   -------
Net asset value, beginning of period........    $  14.77      $ 14.36   $ 15.72   $ 15.69   $ 15.52   $ 15.08   $ 15.13   $ 15.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................        0.30         0.91      0.99      1.17      1.14      1.25      1.26      1.22
  Net realized and unrealized gain (loss) on
    investments.............................       (0.01)        0.47     (0.90)     0.40      0.65      0.54     (0.05)     0.08
                                                 -------      -------   -------   -------   -------   -------   -------   -------
    Total income from investment
      operations............................        0.29         1.38      0.09      1.57      1.79      1.79      1.21      1.30
                                                 -------      -------   -------   -------   -------   -------   -------   -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income......       (0.30)       (0.97)    (0.85)    (1.04)    (1.41)    (1.25)    (1.26)    (1.17)
  Distributions from net realized gain on
    investments.............................       (0.00)        0.00     (0.60)    (0.50)    (0.21)    (0.10)       --        --
                                                 -------      -------   -------   -------   -------   -------   -------   -------
    Total dividends and distributions to
      shareholders..........................       (0.30)       (0.97)    (1.45)    (1.54)    (1.62)    (1.35)    (1.26)    (1.17)
                                                 -------      -------   -------   -------   -------   -------   -------   -------
  Net asset value, end of period............    $  14.76      $ 14.77   $ 14.36   $ 15.72   $ 15.69   $ 15.52   $ 15.08   $ 15.13
                                                 =======      =======   =======   =======   =======   =======   =======   =======
    Total return (excluding sales load).....        6.14%+      10.13%     0.35%    10.42%    11.96%    12.36%     8.25%     9.07%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000)...........    $ 55,628      $56,087   $58,199   $61,207   $54,203   $54,074   $79,471   $74,002
  Ratio of expenses to average net assets...        0.89%+       0.81%     0.79%     0.76%     0.68%     0.66%     0.68%     0.69%
  Ratio of net investment income to average
    net assets..............................        5.94%+       6.35%     5.33%     6.01%     7.14%     8.00%     8.25%     8.25%
  Ratio of expenses to average net assets
    without fee waivers.....................        0.94%+       0.85%     0.83%     0.79%     0.73%     0.71%     0.73%     0.74%
  Ratio of net investment income to average
    net assets without
    fee waivers.............................        5.89%+       6.31%     5.30%     5.98%     7.09%     7.95%     8.20%     8.20%
  Portfolio turnover rate (1)...............       54.02%       75.76%   162.91%   145.95%   101.91%    77.97%    31.58%    35.73%


---------------
  * The Fund operated as the Bonds Plus Fund of Westcore Trust from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of the Trust on October 1, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.

 ** The Fund changed its fiscal year from May 31 to September 30.


  + Annualized.


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $12,757,969 and $9,531,336, respectively.

     Selected data for a share outstanding for the periods shown:

                            ASSET PRESERVATION FUND


                                                                                                                       PERIOD
                                                                        YEAR ENDED SEPTEMBER 30,                        ENDED
                                                         -------------------------------------------------------    SEPTEMBER 30,
                                                           1995        1994        1993        1992       1991         1990(a)
                                                         --------    --------    --------    --------    -------    -------------
Net Asset Value -- Beginning of Period................    $ 10.04    $  10.21    $  10.32    $  10.17    $  9.99       $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*..............................       0.50        0.40        0.47        0.57       0.72          0.20
  Net gain (loss) on securities (both realized and
    unrealized)*......................................       0.04       (0.13)      (0.10)       0.15       0.18         (0.01)
                                                          -------    --------    --------    --------    -------       -------
    Total from Investment Operations..................       0.54        0.27        0.37        0.72       0.90          0.19
                                                          -------    --------    --------    --------    -------       -------

LESS DISTRIBUTIONS:
  Dividends from net investment income................      (0.49)      (0.40)      (0.47)      (0.57)     (0.72)        (0.20)
  Distributions from capital gains....................         --       (0.01)      (0.01)         --         --            --
  Distributions from paid-in capital..................      (0.01)      (0.03)         --          --         --            --
                                                          -------    --------    --------    --------    -------       -------
    Total Distributions...............................      (0.50)      (0.44)      (0.48)      (0.57)     (0.72)        (0.20)
                                                          -------    --------    --------    --------    -------       -------
Net Asset Value, End of Period........................    $ 10.08    $  10.04    $  10.21    $  10.32    $ 10.17       $  9.99
                                                          =======    ========    ========    ========    =======       =======
    Total Return (excluding sales load)...............       5.56%       2.74%       3.68%       7.30%      9.29%         1.90%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000).....................    $51,607    $103,179    $163,755    $160,083    $73,412       $31,820
  Ratio of Expenses to Average Net Assets.............       0.94%       0.84%       0.80%       0.75%      0.62%         0.36%+
  Effect of Waivers on above Ratio....................       0.02%       0.02%       0.03%       0.01%      0.24%         1.09%+
  Ratio of Net Investment Income to Average Net
    Assets............................................       5.03%       3.92%       4.64%       5.52%      6.90%         8.67%+
  Portfolio Turnover Rate.............................         52%         32%         49%         21%        30%            0%


---------------
(a)  Commencement of operations, July 2, 1990.
  *  Per share data based upon average monthly shares outstanding.
  +  Annualized.

     Selected data for a share outstanding for the periods shown:

                             GOVERNMENT INCOME FUND


                                                                                                                       PERIOD
                                                                       YEAR ENDED SEPTEMBER 30,                         ENDED
                                                      ----------------------------------------------------------    SEPTEMBER 30,
                                                       1995         1994         1993         1992        1991         1990(a)
                                                      -------     --------     --------     --------     -------    -------------
Net Asset Value -- Beginning of Period.............   $  9.51     $  10.87     $  10.76     $  10.44     $  9.91       $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*...........................      0.57         0.57         0.71         0.76        0.81          0.21
  Net gain (loss) on securities (both realized and
    unrealized)*...................................      0.32        (1.11)        0.17         0.33        0.53         (0.09)
                                                      -------     --------     --------     --------     -------       -------
    Total from Investment Operations...............      0.89        (0.54)        0.88         1.09        1.34          0.12
                                                      -------     --------     --------     --------     -------       -------

LESS DISTRIBUTIONS:
  Dividends from net investment income.............     (0.52)       (0.59)       (0.71)       (0.76)      (0.81)        (0.21)
  Distributions from capital gains.................        --        (0.23)       (0.06)       (0.01)         --            --
  Distributions from paid-in capital...............     (0.05)          --           --           --          --            --
                                                      -------     --------     --------     --------     -------       -------
    Total Distributions............................     (0.57)       (0.82)       (0.77)       (0.77)      (0.81)        (0.21)
                                                      -------     --------     --------     --------     -------       -------
Net Asset Value, End of Period.....................   $  9.83     $   9.51     $  10.87     $  10.76     $ 10.44       $  9.91
                                                      =======     ========     ========     ========     =======       =======
    Total Return (excluding sales load)............      9.63%       (5.20)%       8.17%       10.77%      14.06%         1.20%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)..................   $84,981     $124,372     $171,073     $138,150     $76,711       $39,855
  Ratio of Expenses to Average Net Assets..........      0.99%        0.94%        0.85%        0.79%       0.54%         0.15%+
  Effect of Waivers on above Ratio.................      0.02%        0.02%        0.09%        0.12%       0.44%         1.34%+
  Ratio of Net Investment Income to Average Net
    Assets.........................................      5.92%        5.88%        6.49%        7.11%       7.97%         8.52%+
  Portfolio Turnover Rate..........................        72%          55%          52%          22%          7%            0%


---------------
(a) Commencement of operations July 2, 1990.

  * Per share data based upon average monthly shares outstanding.

  + Annualized.

                                   THE FUNDS

     The Funds are portfolios of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Funds.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     - The Short-Term Government Bond Fund's investment objective is to seek current income with relative stability of principal.

     - The Intermediate Government Bond Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk.

     - The Intermediate Bond Fund's investment objective is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity.

     - The Asset Preservation Fund's investment objective is to provide investors with as high a level of current income as is consistent with limiting the risk of potential loss.

     - The Government Income Fund's investment objective is to provide investors with as high a level of current income as is consistent with prudent risk of capital.

     Each Fund follows its own investment policies and practices, including certain investment restrictions. The SAI contains the specific investment restrictions which govern the Funds' investments. The investment objectives of the Asset Preservation Fund and Government Income Fund are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Any change in the investment objective of the Short-Term Government Bond Fund, Intermediate Government Bond Fund or Intermediate Bond Fund by the Board of Trustees may result in a Fund having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental.

     The Advisor selects investments and makes investment decisions based on the investment objective and policies of each Fund.

     Short-Term Government Bond Fund and Intermediate Government Bond Fund. The Short-Term Government Bond Fund's investment objective is to seek current income with relative stability of principal. The Short-Term Government Bond Fund is designed for investors seeking current income that is greater than normally available from a money market fund and principal volatility that is less than that normally associated with long-term bonds. The Intermediate Government Bond Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk. In seeking current income from its investments, the Intermediate Government Bond Fund may also consider the potential for capital gain. In seeking to attain their objectives, each of these Funds will invest primarily in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect to such obligations. Securities purchased by the Short-Term Government Bond Fund will have a remaining maturity of three and one half years or less. During normal market conditions, the Intermediate Government Bond Fund will maintain a dollar-weighted average portfolio maturity between three and ten years.

     Each Fund may purchase mortgage-backed and certain other asset-backed securities. The average life of these securities varies with the maturities of the underlying mortgage or other instruments, which may have maximum maturities of forty years. The average life is likely to be substantially less than the original maturity of the mortgage pools or other assets underlying the securities as the result of prepayments. The rate of such prepayments, and hence the life of the securities, will be a function of current market rates and current conditions in the relevant markets. In calculating the average weighted maturity of a Fund's portfolio, the maturity of asset-backed instruments will be based on estimates of average life.

     Government securities that have variable or floating interest rates or demand or put features will be deemed to have maturities tied to the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as described in the SAI.

     Under normal market conditions, at least 65% of the total assets of each Fund will be invested in bonds issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Intermediate Bond Fund. The Intermediate Bond Fund's investment objective is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity. In pursuing its investment objective, the Fund may invest in a broad range of corporate debt obligations such as fixed and variable-rate bonds, zero coupon bonds, debentures, obligations convertible into common stock and various types of demand instruments, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, and money market instruments. The Fund is also permitted to acquire obligations issued by state and local governments ("municipal obligations"). The purchase of municipal obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. The Fund may also purchase mortgage-backed and certain other asset-backed securities. During normal market conditions, the Fund will maintain a dollar-weighted average portfolio maturity between three and ten years.


     In acquiring particular portfolio securities, the Advisor will consider, among other things, historical yield relationships between corporate and government bonds, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon its analysis of these and other factors, the Fund's holdings in issuers in particular industry sectors may be overweighted when compared to the relative industry weightings in the Shearson Lehman Brothers Intermediate Index or other recognized indexes.

     The policy of the Fund is to invest at least 65% of the total value of its assets in corporate and government bonds during normal market conditions. Debt obligations acquired by the Fund will be investment grade at the time of purchase -- that is, obligations rated AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"). Debt obligations may also be unrated but deemed by the Investment Advisor to be comparable in quality to instruments that are so rated. The Fund's dollar weighted average portfolio quality of the corporate bond portion of the Fund's portfolio is expected to be "A" or better. Obligations rated in the lowest of the top four rating categories (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics. See Appendix A for a description of applicable S&P and Moody's debt ratings.

     The Fund may also invest in obligations convertible into common stocks, and may purchase common stocks, warrants or other rights to buy shares if they are attached to a fixed income obligation. As a general matter, however, the Fund will not invest in common stocks. Common stock received through the conversion of convertible debt obligations will normally be sold in an orderly manner as soon as possible. Up to 20% of the total assets of the Fund may be invested directly in dollar-denominated debt obligations of foreign issuers. These obligations may include obligations of foreign corporations as well as investments in obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities).

     The Asset Preservation Fund. The investment objective of the Asset Preservation Fund is to provide investors with as high a level of current income as is consistent with limiting the risk of potential loss. Securities held by the Fund will consist of U.S. Government securities, certificates of deposit, bankers' acceptances, investment grade commercial paper, corporate debt securities, mortgage- and asset-backed securities and other instruments which the Advisor believes are of comparable quality as those above, including securities issued by foreign issuers. The securities of foreign issuers in which the Fund will invest may include: foreign currency-denominated corporate debt securities, preferred stock, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

     In selecting debt securities for the Fund, the Advisor seeks to select those instruments that appear best calculated to achieve the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Fund may purchase commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), corporate debt securities rated in one of the four highest major rating categories by an NRSRO, mortgage- and asset-backed securities rated in one of the two highest rating categories by an NRSRO, and other debt instruments which are of comparable quality in the Advisor's opinion. Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for pre-refunding, sometimes resulting in a calculated maturity different than the stated maturity of the security. The maximum maturity for any individual security held by the Fund is 39 months.

     The Government Income Fund. The investment objective of the Government Income Fund is to provide investors with as high a level of current income as is consistent with prudent risk of capital. The Fund pursues this objective by investing at least 65% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest in certificates of deposit, bankers' accept-ances, investment grade commercial paper, corporate debt securities, investment grade mortgage- and asset-backed securities and other instruments which the Advisor believes are of comparable quality as those above, including securities issued by foreign issuers. The securities of foreign issuers in which the Fund will invest are: corporate debt securities, preferred stock, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

     In selecting debt securities for the Fund, the Advisor seeks to select those instruments that appear best calculated to achieve the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Fund may purchase commercial paper rated in one of the two highest rating categories by an NRSRO, corporate debt securities rated in one of the four highest rating categories by an NRSRO, mortgage- and asset-backed securities rated in one of the two highest rating categories by an NRSRO, and other debt instruments which are of comparable quality in the Advisor's opinion.

     All Funds. The Funds may also hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), and cash, pending investment, to meet anticipated redemption requests or if, in the opinion of the Advisor, suitable investments for a Fund are unavailable. Such investments may be made in such proportions as, in the opinion of the Advisor, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks. The types of securities and investment practices used by the Funds are described in greater detail under the section "Description of Securities and Investment Practices" on pages 43-53 of this Prospectus.

                        RISKS OF INVESTING IN THE FUNDS

     The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund.

     The market value of a Fund's investment in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value. The Funds may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) which are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

     Certain Funds may invest in foreign securities. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. See the SAI for further information about foreign securities.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John
E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.

     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.


     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states. Prior to October 1, 1995, First Interstate Bank of Oregon, N.A., an affiliate of FICM, served as investment advisor to the Short-Term Government Bond Fund, and Intermediate Bond Fund (and also served as investment advisor to the Intermediate Government Bond Fund prior to November 15, 1995). Prior to March 18, 1994, San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation, served as investment advisor to the Asset Preservation Fund and Government Income Fund.



     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.



     Mr. David Underwood serves as FICM's Director of Equity Funds Management. Mr. Underwood joined FICM in 1995. From 1993 to 1995 Mr. Underwood was employed by Integra Trust Company as Director of Research. From 1990 to 1993 he was a Portfolio Manager with the firm of C.S. McKee Investment Advisors. Mr. G. Edward Means serves as FICM's Director of Fixed Income Management. Mr. Means joined FICM in January 1995. From 1992 to 1994 he was employed by Clayton Brown & Associates as Senior Vice President, Fixed Income. From 1984 to 1992 he was employed by First National Bank of Chicago as a Senior Vice President.


     Mr. Michael Hughes has been responsible for the day-to-day management of the Short-Term Government Bond Fund and Intermediate Government Bond Fund since October 1995. In addition, he has been responsible for the day-to-day management of the Asset Preservation Fund and the Government Income Fund since April 1995. Mr. Hughes has been employed by First Interstate since November 1988. He currently serves as a Fixed Income Fund Manager for FICM.

     Mr. Robert Daviduk has been responsible for the day-to-day management of the Intermediate Bond Fund since October 1995. Mr. Daviduk has been employed by First Interstate since April 1993. Prior to joining First Interstate, Mr. Daviduk was employed by Payden & Rygel Investment Counsel as a fixed income portfolio analyst.

     For the advisory services it provides to the Funds, FICM is entitled to receive from each Fund fees, payable monthly, at the annual rates, based on average daily net assets, as set forth below:

                   FUND                   INVESTMENT ADVISORY FEE
                   ----                   -----------------------
    Short-Term Government Bond Fund....             0.50%
    Intermediate Government Bond Fund..             0.50%
    Intermediate Bond Fund.............             0.50%
    Asset Preservation Fund............             0.35%
    Government Income Fund.............             0.50%


     The Advisor has agreed that during the current fiscal year it will waive a portion of its fees so that total operating expenses will not exceed 0.74% and 1.27% of the average daily net assets of the Investor Shares of the Short-Term Government Bond Fund and Intermediate Government Bond Fund, respectively. For their fiscal year ended September 30, 1995, the Short-Term Government Bond Fund, Intermediate Government Bond Fund and Intermediate Bond Fund paid advisory fees, after fee waivers, at the annual rates of 0.02%, 0.35% and 0.50%, respectively, of their average daily net assets. For their fiscal year ended September 30, 1995, the Asset Preservation Fund and Government Income Fund paid advisory fees at the annual rates of 0.35% and 0.50%, respectively, of their average daily net assets.


THE SPONSOR AND DISTRIBUTOR


     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Funds. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust, however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.


     Under the Distribution Plan (the "Plan") adopted by the Funds for their Investor Shares, each Fund may pay directly or reimburse PFD Inc. monthly (subject to a limit of 0.50% per annum of the average daily net asset value of the outstanding Investor Shares of each Fund) for costs and expenses of PFD Inc. in connection with the distribution of Investor Shares of the Funds. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of PFD Inc., including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of Investor Shares, including promotional incentives and fees calculated with reference to the average daily net asset value of Investor Shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of Investor Shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of prospectuses to current shareholders and the operation of its Plan, including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by PFD Inc. in any given year in excess of the maximum annual amount payable under the Plan for that Fund. All payments made under the Plan for Investor Shares are borne entirely by a Fund's Investor Shares.

     In addition to sales charges paid to dealers, PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of Investor Shares of the Funds and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Securities, Inc.

ADMINISTRATIVE SERVICES

     The Funds have also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Funds. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for each Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS

     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Funds' Investor

Shares, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Investor Shares of the Funds owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Funds' Investor Shares.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES


     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Funds include legal and auditing expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund accounting, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Funds. Trust expenses directly attributable to a particular Fund are charged to that Fund, and expenses attributable to a particular class of shares of a Fund (such as distribution payments under the Plan and Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.

PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best execution of the Funds' orders. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor.

     A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a Fund. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's objective and policies.

                              FUND SHARE VALUATION

     The net asset value of each class of shares of the Funds is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor, Furman Selz and PFD Inc., are accrued daily and taken into account for the purpose of determining the net asset value.

     Bonds and other fixed-income securities are normally valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

     With respect to option contracts entered into by a Fund, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

                           PRICING OF INVESTOR SHARES

     Orders for the purchase of Investor Shares will be executed at the net asset value per share plus any applicable sales charge (the "public offering price") next determined after an order has become effective. Investor Shares of the Asset Preservation Fund are sold without a sales charge. The sales charge on purchases of Investor Shares of the other Funds varies with the size of the purchase made according to the following schedules:

Short-Term Government Bond Fund:

                                       SALES CHARGE AS A         AMOUNT OF SALES
                                         PERCENTAGE OF          CHARGE REALLOWED
                                     ----------------------      TO DEALERS AS A
                                      PUBLIC         NET           PERCENTAGE
                                     OFFERING       AMOUNT          OF PUBLIC
      AMOUNT OF INVESTMENT             PRICE       INVESTED      OFFERING PRICE
---------------------------------    ---------     --------     -----------------
Less than $100,000...............       3.00%        3.09%             2.75%
$100,000 but less than
  $250,000.......................       2.50%        2.04%             2.25%
$250,000 but less than
  $500,000.......................       1.50%        1.52%             1.25%
$500,000 but less than
  $1,000,000.....................       1.00%        1.01%             0.75%
$1,000,000 and over..............       None+        None+             None+

---------------
+ There is no initial sales charge on purchases of $1 million or more; however, the Distributor pays investment dealers and financial institutions a commission from its own resources of 0.70% of the amount invested, and shareholders who redeem their Investor Shares within one year of the date of purchase will be subject to a 1% contingent deferred sales charge for the purpose of reimbursing the Distributor for the commission paid.

     Intermediate Government Bond Fund, Intermediate Bond Fund and Government Income Fund:

                                       SALES CHARGE AS A         AMOUNT OF SALES
                                         PERCENTAGE OF          CHARGE REALLOWED
                                     ----------------------      TO DEALERS AS A
                                      PUBLIC         NET           PERCENTAGE
                                     OFFERING       AMOUNT          OF PUBLIC
      AMOUNT OF INVESTMENT             PRICE       INVESTED      OFFERING PRICE
---------------------------------    ---------     --------     -----------------
Less than $100,000...............       4.50%        4.71%             4.00%
$100,000 but less than
  $250,000.......................       3.50%        3.63%             3.00%
$250,000 but less than
  $500,000.......................       2.60%        2.67%             2.25%
$500,000 but less than
  $1,000,000.....................       2.00%        2.04%             1.75%
$1,000,000 and over..............       None+        None+             None+

---------------
+ There is no initial sales charge on purchases of $1 million or more; however, the Distributor pays investment dealers and financial institutions a commission from its own resources of 0.70% of the amount invested, and shareholders who redeem their Investor Shares within one year of the date of purchase will be subject to a 1% contingent deferred sales charge for the purpose of reimbursing the Distributor for the commission paid.

     The initial sales load will not apply to Investor Shares purchased by: (i) trust, investment management, advisory and fiduciary accounts managed or administered by First Interstate Bancorp, its subsidiaries and affiliates, or the Advisor pursuant to a written agreement; (ii) any person purchasing Investor Shares with the proceeds of a distribution from a trust, investment management, advisory or other fiduciary account managed or administered by First Interstate Bancorp, its subsidiaries and affiliates, or the Advisor pursuant to a written agreement; (iii) any person purchasing Investor Shares with the proceeds of a redemption from a mutual fund, other than an investment portfolio offered by the Trust, that was originally purchased with a sales load; (iv) Furman Selz or any of its affiliates; (v) Trustees or officers of the Funds; (vi) directors or officers of Furman Selz, the Advisor, or their affiliates or bona fide employees or former employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts); or (vii) retirement accounts or plans for which a depository institution, which is a client or customer of the Advisor, Furman Selz or PFD Inc. serves as custodian or trustee, or to any trust, pension, Individual Retirement Account ("IRA"), spousal IRA, profit-sharing or other benefit plan for such persons so long as such Investor Shares are purchased through PFD Inc. The initial sales load also does not apply to Investor Shares sold to representatives of selling brokers and members of their immediate families. In addition, the initial sales load does not apply to sales to bank trust departments, acting on behalf of one or more clients, of Investor Shares having an aggregate value equal to or exceeding $200,000.

     See "Dividends, Distributions and Federal Income Tax," for an explanation of circumstances in which a sales load paid to acquire Investor Shares of a mutual fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

QUANTITY DISCOUNTS IN THE SALES CHARGES

     The following quantity discounts shall be available to: (a) an individual, his or her spouse, and their children under the age of 21, and any trust, pension, IRA, spousal IRA, profit sharing or other benefit plan for such persons; (b) a trustee or other fiduciary of a single trust estate or a single fiduciary account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, and (d) tax-exempt organizations under Section 501(c)(3) of the Code.

     Right of Accumulation. For Investor Shares of the Funds that are subject to a sales charge, the schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $100,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any Investor Shares of those investment portfolios of the Trust that are subject to a sales charge and are owned at the time of such purchase by the investor. The sales charge imposed on the Investor Shares being purchased will then be at the rate applicable to the aggregate value of Investor Shares owned and to be purchased by the investor. For example, if the investor held Investor Shares valued at $100,000 and purchased an additional $20,000 of Investor Shares (totalling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors or their dealers make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of Investor Shares. If the investor knows that he will be making additional purchases of Investor Shares in the future, he may wish to consider executing a Letter of Intent.

     Letter of Intent. The schedule of reduced sales charges is also available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Investor Shares of a particular Fund which is subject to a sales charge. Investor Shares of such a Fund previously purchased during the 90-day period prior to the date of receipt by the Fund of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder or the dealer notifies the Fund of such prior purchases.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of Investor Shares totalling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

     The Letter of Intent does not obligate the investor to purchase, or a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Fund is authorized by the shareholder to liquidate a sufficient number of escrowed Investor Shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to PFD Inc., increase the amount of the stated goal. In that event, Investor Shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Investor Shares pursuant to a Letter of Intent should carefully read the application for a Letter of Intent which is available from the Trust.

                         MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in the Funds is $500, except that the minimum is $250 for an IRA. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A separate application is required for IRA investments.

                          PURCHASE OF INVESTOR SHARES

     THE FOLLOWING PURCHASE PROCEDURES DO NOT APPLY TO CERTAIN TRUST OR OTHER ACCOUNTS THAT ARE MANAGED BY FIRST INTERSTATE BANCORP, ITS SUBSIDIARIES OR AFFILIATES. AN ACCOUNT CUSTOMER SHOULD CONSULT HIS OR HER ACCOUNT OFFICER FOR PROPER INSTRUCTIONS.

     All funds received by the Trust are invested in full and fractional Investor Shares of the appropriate Fund. Certificates for Investor Shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. Investor Shares are available to new and existing shareholders through authorized brokers, investment advisors and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment advisor or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of a Fund's net asset value and transmitted to the Trust prior to the close of its business day (which is currently 5:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase Investor Shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to ensure its correct processing. You can reach the Wire Desk at 1-800-662-8417.

     Have your bank wire funds using the following instructions:

          Investors Fiduciary Trust Company
          Kansas City, MO 64105
          ABA #1010-0362-1
          Account #7527950
          Further Credit to: Fund Name

     As long as you have read the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Funds. With the Purchase Application, the shareholder can specify other distribution options and add any special features offered by a Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     Automatic Investment Program. An eligible shareholder may also participate in the Pacifica Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund accounts. Contact the Trust at 1-800-662-8417 for more information about the Pacifica Automatic Investment Program.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Funds may be used as a funding medium for IRAs. Investor Shares may also be purchased for IRAs established with an affiliate of First Interstate Bancorp or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each IRA, and there will be a $10.00 termination fee when the account is closed. For more information, call the Funds at 1-800-662-8417.

                          EXCHANGE OF INVESTOR SHARES

     The Funds offer two convenient ways to exchange Investor Shares in a Fund for Investor Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Investor Shares of one portfolio for Investor Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order, plus any applicable sales charge.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of Investor Shares, equal to the excess of the sales load applicable to the Investor Shares to be acquired over the amount of any sales load previously paid on the Investor Shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of the Funds may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

     In addition, Institutional Shares of a Fund may be exchanged for Investor Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

     Exchange by Mail. To exchange Investor Shares of a Fund by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including a member of a national securities exchange or by a commercial bank or trust company, broker-dealers, credit unions and savings associations.


     Exchange by Telephone. To exchange Investor Shares of a Fund by telephone, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are automatically available unless the shareholder indicates that he does not wish to have this privilege by checking the "no" box on the Purchase Application. See "Redemption of Investor Fund Shares -- By Telephone" for a discussion of telephone transactions generally.


                         REDEMPTION OF INVESTOR SHARES

     Shareholders may redeem their Investor Shares, in whole or in part, on any Business Day. Investor Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Trust. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized.

     Where the Investor Shares to be redeemed have been purchased by check, the Trust may delay payment of the redemption proceeds until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the Investor Shares are redeemed, dividends on the Investor Shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the Investor Shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New

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

York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Trust has no present intention to do so, it reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers or U.S. mail. The services offered by the Funds may be modified or terminated at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders.

     You may redeem your Investor Shares using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. You may redeem your Investor Shares by contacting your broker or investment advisor and instructing him or her to redeem your Investor Shares. He or she will then contact the Funds and place a redemption trade on your behalf. He or she may charge you a fee for this service.

     By Mail. You may redeem your Investor Shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming Investor Shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.


     By Telephone. You may redeem your Investor Shares by calling the Funds toll free at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Funds. Telephone redemptions are automatically available unless the shareholder indicates that he does not wish to have this privilege by checking the "no" box on the Purchase Application. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the

Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions.

     By Wire. You may redeem your Investor Shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank.

     Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and a copy of a void check from the account where proceeds are to be wired is attached to the Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf.

     Check Writing. A check redemption ($500 minimum, no maximum) feature is available. Checks are free and may be obtained from the Funds. It is not possible to use a check to close out your account since additional shares accrue daily.

     The above-mentioned services "By Telephone", "By Wire" and "Check Writing" are not available for IRAs and trust clients of an affiliate of First Interstate Bancorp.

     Systematic Withdrawal Plan. An owner of $10,000 or more of Investor Shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of Investor Shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the Investor Shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Reinstatement Privilege. A shareholder in the Funds who has redeemed Investor Shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the same Fund and the same account from which the Investor Shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of Investor Shares acquired by reinstatement, except through an adjustment in the tax basis of the Investor Shares so acquired. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of a Fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient Investor Shares to bring the value of the account above $500, this restriction will not apply.

     Redemption in Kind. All redemptions of Investor Shares of the Funds shall be made in cash, except that the commitment to redeem Investor Shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX


     Each Fund has qualified and intends to continue to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Intermediate Government Bond Fund and Intermediate Bond Fund monthly. The other Funds will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     In the case of the Short-Term Government Bond Fund, Asset Preservation Fund and Government Income Fund, the amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

     Distributions will be paid in additional shares of the same class held by a shareholder based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash. In the case of the Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or net short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Special tax rules may apply to a Fund's acquisition of financial futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which a Fund may be able to engage in such transactions.

     A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of a Fund that were not held for more than six months with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.

     Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     The dividends paid by the Funds are not expected to qualify for the dividends-received deduction available to corporations.

     Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of the Fund or of another investment portfolio of the Trust are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the Funds may be subject to foreign withholding taxes with respect to income received from sources within foreign countries.

     If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to Federal income tax (and possibly additional interest charges) on a portion of any excess distribution or gain from the disposition of such shares even if it distributes such income to its shareholders. If a Fund elects to treat the PFIC as a qualified electing fund ("QEF") and the PFIC furnishes certain financial information in the required form to such Fund, the Fund would instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts would be subject to the various distribution requirements described above.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain preretirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

                         DESCRIPTION OF SECURITIES AND
                              INVESTMENT PRACTICES

     U.S. Government Obligations. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations are direct obligations of the United States and are the most frequently issued marketable U.S. Government security.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Repurchase Agreements. The Funds may agree to purchase securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Funds will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller. The Funds will not enter into repurchase agreements with the Advisor or its affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Funds do not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days. If in the future a Fund was to enter into repurchase agreements with deemed maturities in excess of seven days, such Fund would do so only if such investment, together with other illiquid securities, did not exceed 15% (10% in the case of the Asset Preservation Fund and Government Income Fund) of the value of that Fund's net assets.

     The seller under a repurchase agreement will be required to maintain the value of the securities that are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

     Bank Obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued by a U.S. bank, savings bank or savings association that is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation. The Funds may also invest in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks or foreign branches of U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in domestic and foreign bank obligations are limited to the obligations of financial institutions having $1 billion or more in total assets at the time of purchase.

     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities. Investments by the Funds in commercial paper will consist of issues that are rated in one of the two highest rating categories by a NRSRO. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Funds. Commercial paper may include variable and floating rate instruments.

     Securities Issued by Other Investment Companies. Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by a Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of that Fund.

     Variable and Floating Rate Instruments. Instruments purchased by a Fund may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by a Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

     Loans of Portfolio Securities. To increase return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit issued by a bank, or any combination thereof. For each Fund, such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 30% of the value of the Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in their judgment, the income to be earned from the loan justifies the attendant risks.

      Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

     Mortgage-Related Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Because the average life of mortgage-related securities may lengthen with increases in interest rates, the portfolio-weighted average life of the securities in which a Fund is invested may at times lengthen due to this effect. Under these circumstances, the Advisor may, but is not required to, sell securities in order to maintain an appropriate dollar-weighted average portfolio maturity.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different than the stated maturity of the security.

     The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) have been offered to investors. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in a trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

     The underlying assets may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by a Fund must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, a Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For asset-backed securities, the industry standard uses a principal prepayment model, the "ABS Model," which is similar to the PSA described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of its investment in asset-backed securities.

     Derivative Securities. The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that reset inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     Stripped Obligations. To the extent consistent with their respective investment objectives, the Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly, SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributors from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

     SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

     Custodial Receipts for Treasury Securities. To the extent consistent with their respective investment objectives, the Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

     Foreign Securities. The Intermediate Bond Fund may invest up to 20% of the value of its total assets in U.S. dollar-denominated debt obligations of foreign issuers. The Asset Preservation Fund and Govern-ment Income Fund will ordinarily purchase U.S. dollar-denominated or foreign currency-denominated securities that are traded in the United States, but they may invest up to 5% of their total assets directly in foreign markets.

     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of the issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the United States, and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

     Forward Currency Transactions. The Asset Preservation Fund and Government Income Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. See the SAI for further information concerning foreign currency transactions.

     Options. Each Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     The Funds may also write covered call and secured put options from time to time as the Advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25% of the value of its net assets. The use of covered call options and secured put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     The Asset Preservation Fund and Government Income Fund may also engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the Advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     For additional information relating to option trading practices, including the particular risks thereof, see the SAI.


     Interest Rate Futures. Each Fund may purchase and sell interest rate future contracts as a hedge against changes in interest rates, provided that not more than 5% of a Fund's net assets are committed to such transactions. See the SAI for further information about interest rate futures.


     Illiquid Securities. Each Fund will not knowingly invest more than 15% (10% in the case of the Asset Preservation Fund and Government Income Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days, time deposits maturing in more than seven days and securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Advisor determines under the supervision of the Board that a liquid trading market exists).

     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Advisor believes that the market for certain restricted securities may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     The Advisor monitors the liquidity of restricted securities in each of the Funds under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing restricted securities.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the SAI.

No Fund may:

     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of a Fund's total assets may be invested without regard to this 5% limitation.

     2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

     3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     4. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.

     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Funds will not at any time have more than 15% of their respective net assets invested in illiquid securities.

                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     The Board of Trustees has authorized the issuance of two classes of shares in each of the Funds described in this Prospectus -- Investor Shares and Institutional Shares. Each share of a Fund represents an equal proportionate interest in a particular Fund with other shares of the same class and is entitled to such dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.

     Each Fund's Investor Shares and Institutional Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has not approved a Distribution Plan with respect to Institutional Shares. Each Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net asset value of the Funds' outstanding Institutional Shares owned by shareholders with whom a Service Organization has a servicing relationship. Institutional Shares of the Funds are purchased at net asset value per share without a sales charge. Because of the "class expenses" and sales charges, the performance of a Fund's Institutional Shares is expected to be higher than the performance of its Investor Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Funds' Institutional Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.

PERFORMANCE INFORMATION

     A Fund may, from time to time, include yield and total return data for its Investor Shares and Institutional Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields and total returns of the Funds are mandated by the SEC.

     Quotations of "yield" for a class of shares of a Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of the expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Quotations of average annual total return for a class of shares of a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class over periods of 1, 5 and 10 years (up to the life of that class), reflect the deduction of a proportional share of expenses allocated to that class (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for a Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see "Other Information -- Performance Information" in the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+)designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                      PACBDIV-2/96

[PACIFICA LOGO]

(INSTITUTIONAL SHARES)

PACIFICA SHORT-TERM GOVERNMENT
BOND FUND

PACIFICA INTERMEDIATE GOVERNMENT
BOND FUND

PACIFICA INTERMEDIATE
BOND FUND

PACIFICA ASSET PRESERVATION FUND

PACIFICA GOVERNMENT INCOME FUND

PROSPECTUS
FEBRUARY 1, 1996

[FIRST INTERSTATE BANK LOGO]
Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                             (INSTITUTIONAL SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")


                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

                        ("FURMAN SELZ" OR THE "SPONSOR")


                PACIFICA FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Institutional Shares of the following five portfolios (the "Funds"):

         - Pacifica Short-Term Government Bond Fund
         - Pacifica Intermediate Government Bond Fund
         - Pacifica Intermediate Bond Fund
         - Pacifica Asset Preservation Fund
         - Pacifica Government Income Fund


    This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.

                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
     THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                     THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
HIGHLIGHTS................................................    3
FUND EXPENSES.............................................    6
FEE TABLE -- INSTITUTIONAL SHARES.........................    6
FINANCIAL HIGHLIGHTS......................................   10
THE FUNDS.................................................   16
INVESTMENT POLICIES AND PRACTICES
  OF THE FUNDS............................................   16
RISKS OF INVESTING IN THE FUNDS...........................   20
MANAGEMENT OF THE FUNDS...................................   22
FUND SHARE VALUATION......................................   27
PURCHASE AND REDEMPTION OF
  INSTITUTIONAL SHARES....................................   28
EXCHANGE OF INSTITUTIONAL SHARES..........................   31
DIVIDENDS, DISTRIBUTIONS AND
  FEDERAL INCOME TAX......................................   32
DESCRIPTION OF SECURITIES AND
  INVESTMENT PRACTICES....................................   35
INVESTMENT RESTRICTIONS...................................   45
OTHER INFORMATION.........................................   46
APPENDIX..................................................  A-1

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     This Prospectus describes five diversified investment portfolios managed by First Interstate Capital Management, Inc. Each Fund has a distinct investment objective and policies.

     The Short-Term Government Bond Fund. The investment objective of the Short-Term Government Bond Fund is to seek current income with relative stability of principal. In seeking to attain its objective, the Fund will invest primarily in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities with remaining maturities less than three and one half years, and repurchase agreements with respect to such obligations.

     The Intermediate Government Bond Fund. The investment objective of the Intermediate Government Bond Fund is to seek a high level of current income, consistent with prudent investment risk. In seeking to attain its objective, the Fund will invest primarily in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements with respect to such obligations. The Fund will maintain a dollar-weighted average portfolio maturity between three and ten years.

     The Intermediate Bond Fund. The investment objective of the Intermediate Bond Fund is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity. In pursuing its investment objective, the Fund may invest in a broad range of corporate debt obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, dollar-denominated debt obligations of foreign issuers, and money market instruments. The Fund will maintain a dollar-weighted average portfolio maturity between three and ten years.

     The Asset Preservation Fund. The investment objective of the Asset Preservation Fund is to provide investors with as high a level of current income as is consistent with limiting the risk of potential loss. The Fund pursues this objective by investing primarily in short-term debt instruments which results in a dollar-weighted average portfolio maturity of one year or less. The maximum maturity for any individual security held by the Fund is 39 months.

     The Government Income Fund. The investment objective of the Government Income Fund is to provide investors with as high a level of current income as is consistent with prudent risk of capital. Total return, within given quality parameters, is a secondary consideration of the Fund. The Fund pursues its objective by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     For additional information concerning the investment policies, practices and risk considerations of the Funds, see "The Funds," "Investment Policies and Practices of the Funds" and "Risks of Investing in the Funds" in this Prospectus.

RISKS OF INVESTING IN THE FUNDS

     The price per share of the Funds will fluctuate with changes in value of the investments held by each Fund. A Fund's performance will change daily based on many factors, including the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, interest rate levels, general market conditions and international exchange rates. Depending on these factors, the net asset value of a Fund may decrease instead of increase. Certain Funds may seek to achieve their investment objectives through investments in securities of foreign issuers (which involve risks not typically associated with U.S. issuers), instruments with the lowest investment grade rating which have speculative characteristics, and by the use of certain options, futures and currency swap strategies.

     During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value.

     Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Funds or their shares.

     There is no assurance that any Fund will achieve its investment objective.

MANAGEMENT OF THE FUNDS

     First Interstate Capital Management, Inc. acts as investment advisor to the Funds. For its services, the Advisor is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Institutional Shares" and "Management of the Funds" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Funds. Furman Selz provides certain management and administrative services to the Funds, and is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Funds' shares.

     Fees and expenses charged to the Funds are outlined on pages 6 through 9 of this Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS

     Purchase orders for the Funds received in proper order by 4:15 p.m., Eastern time, will become effective that day.

     Institutional Shares of the Funds are purchased at net asset value without a sales charge.

     Shareholders may purchase, redeem or exchange Institutional Shares by telephone.

     All dividends and distributions will be automatically reinvested at net asset value in additional Institutional Shares of the applicable Fund unless cash payment is requested.


     - Distributions for the Funds are generally paid monthly.


     For additional information on how to purchase and redeem Institutional Shares of the Funds, see "Purchase and Redemption of Institutional Shares" and "Exchange of Institutional Shares."

                                 FUND EXPENSES

     The following tables list the costs and expenses that an investor will incur either directly or indirectly as an Institutional shareholder of a Fund based upon the Fund's operating expenses for its most recent fiscal year, adjusted to reflect current fees and expenses.

                       FEE TABLE -- INSTITUTIONAL SHARES


                                  SHORT-TERM   INTERMEDIATE
                                  GOVERNMENT    GOVERNMENT    INTERMEDIATE
                                  BOND FUND     BOND FUND      BOND FUND
                                  ----------   ------------   ------------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Maximum Sales Load Imposed on
     Purchases (as a percentage
     of offering price).........    None       None           None
  Maximum Sales Load Imposed on
     Reinvested Dividends (as a
     percentage of offering
     price).....................    None       None           None
  Deferred Sales Load (as a
     percentage of redemption
     proceeds)..................    None       None           None
  Redemption Fees...............    None       None           None
  Exchange Fee..................    None       None           None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average
     net assets)
  Management Fees (after
     waivers)(++)...............    0.15%      0.20%          0.40%
  Other Expenses (after
     waivers)(++)++.............    0.50%      0.70%          0.35%
                                    ----       ----           ----

TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++.......    0.65%      0.90%          0.75%
                                    ====       ====           ====


---------------
  (++) Management Fees (before waivers) would be 0.50%, 0.50% and 0.50%, respectively.


 (++)++ Other Expenses (before waivers) would be 0.53%, 0.81% and 0.39%, respectively.



(++)++++ Total Fund Operating Expenses (before waivers) would be 1.03%, 1.31% and 0.89%, respectively.


     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Institutional Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                 SHORT-TERM    INTERMEDIATE
                                 GOVERNMENT     GOVERNMENT     INTERMEDIATE
                                 BOND FUND      BOND FUND       BOND FUND
                                 ----------    ------------    ------------
1 year........................      $  7           $  9            $  8
3 years.......................        21             29              24
5 years.......................        36             50              42
10 years......................        81            111              93

---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                       FEE TABLE -- INSTITUTIONAL SHARES


                                             ASSET
                                          PRESERVATION    GOVERNMENT
                                              FUND        INCOME FUND
                                          ------------    -----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)....................    None          None
  Maximum Sales Load Imposed on
     Reinvested Dividends (as a
     percentage of offering price)......    None          None
  Deferred Sales Load (as a percentage
     of redemption proceeds)............    None          None
  Redemption Fees.......................    None          None
  Exchange Fee..........................    None          None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net
  assets)
  Management Fees (after waivers)(++)...    0.30%         0.50%
  Other Expenses (after
     waivers)(++)++.....................    0.45%         0.40%
                                            ------        ------

  (after waivers)(++)++++...............    0.75%         0.90%
                                            ======        ======







---------------

  (++) Management Fees (before waivers) would be 0.35% and 0.50%, respectively.



 (++)++ Other Expenses (before waivers) would be 0.45% and 0.41%, respectively.



(++)++++ Total Fund Operating Expenses (before waivers) would be 0.80% and
         0.91%, respectively.


     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Institutional Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                               ASSET
                                            PRESERVATION    GOVERNMENT
                                                FUND        INCOME FUND
                                            ------------    -----------
1 year...................................       $  8           $   9
3 years..................................         24              29
5 years..................................         42              50
10 years.................................         93             111

---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                              FINANCIAL HIGHLIGHTS


     The financial information shown below is to assist investors in evaluating the performance of the Funds since their commencement of operations. The following information for the year ended September 30, 1995 for the Asset Preservation Fund and the Government Income Fund has been audited by Ernst & Young LLP whose report on the financial statements appears in the 1995 Annual Report to Shareholders for these Funds. The following supplementary information for the periods through September 30, 1995 for the Short-Term Government Bond Fund, Intermediate Government Bond Fund and Intermediate Bond Fund has been audited by the former independent accountants of these Funds, whose report on the financial statements appears in the September 30, 1995 Report to Shareholders for the Funds. The following supplementary information for each of the four years in the period ended September 30, 1994 for the Asset Preservation Fund and Government Income Fund has been audited by the former independent accountants of these Funds. For the periods shown, the Intermediate Government Bond Fund, the Asset Preservation Fund and Government Income Fund offered only one class of shares to both institutional and retail investors. The financial data shown below for these Funds pertains to the Investor Shares of such Funds, which are not offered through this Prospectus. No financial data is shown for the Institutional Shares of such Funds because that class of shares did not commence operations prior to October 1, 1995. See "Other
Information -- Capitalization." These reports and financial statements are incorporated by reference into the SAI. The following financial data should be read in conjunction with the related financial statements and notes thereto. Further information about the Funds is contained in their Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-662-8417.

For a share outstanding throughout the periods indicated:

                        SHORT-TERM GOVERNMENT BOND FUND*
                             (INSTITUTIONAL SHARES)


                                            FOR THE
                                         PERIOD ENDED                               YEAR ENDED MAY 31,
                                         SEPTEMBER 30,    -----------------------------------------------------------------------
                                            1995**         1995       1994       1993       1992       1991       1990      1989
                                         -------------    -------    -------    -------    -------    -------    ------    ------
Net asset value, beginning of
  period..............................      $ 15.49       $ 15.32    $ 15.80    $ 15.78    $ 15.49    $ 15.02    $14.99    $15.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...............         0.29          0.78       0.58       0.82       1.01       1.10      1.21      1.10
  Net realized and unrealized gain
    (loss) on investments.............        (0.00)         0.20      (0.32)      0.07       0.39       0.50      0.01     (0.03)
                                             ------        ------     ------     ------     ------     ------    ------
    Total income from investment
      operations......................         0.29          0.98       0.26       0.89       1.40       1.60      1.22      1.07
                                             ------        ------     ------     ------     ------     ------    ------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net investment
    income............................        (0.31)        (0.81)     (0.58)     (0.74)     (1.10)     (1.10)    (1.19)    (1.08)
  Distributions from net realized gain
    on investments....................        (0.00)        (0.00)     (0.16)     (0.13)     (0.01)     (0.03)       --        --
                                             ------        ------     ------     ------     ------     ------    ------
    Total dividends and distributions
      to shareholders.................        (0.31)        (0.81)     (0.74)     (0.87)     (1.11)     (1.13)    (1.19)    (1.08)
                                             ------        ------     ------     ------     ------     ------    ------
Net asset value, end of period........      $ 15.47       $ 15.49    $ 15.32    $ 15.80    $ 15.78    $ 15.49    $15.02    $14.99
                                             ======        ======     ======     ======     ======     ======    ======
    Total return (excluding sales
      load)...........................         5.66%+        6.61%      1.60%      5.79%      9.33%     11.04%     8.29%     7.57%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000).....      $34,046       $37,036    $46,277    $51,232    $30,305    $18,006    $8,212    $7,470
  Ratio of expenses to average net
    assets............................         0.65%+        0.65%      0.63%      0.62%      0.62%      0.57%     0.50%     0.50%
  Ratio of net investment income to
    average net assets................         5.57%+        4.98%      3.73%      4.62%      6.22%      7.28%     8.01%     7.96%
  Ratio of expenses to average net
    assets without fee waivers........         1.16%+        0.95%      0.97%      0.85%      0.92%      0.91%     0.94%     1.28%
  Ratio of net investment income to
    average net assets without fee
    waivers...........................         5.06%+        4.68%      3.39%      4.39%      5.92%      6.94%     7.57%     7.18%
  Portfolio turnover rate(1)..........        20.28%       100.44%    127.06%    163.74%    100.24%     96.47%    38.36%    50.38%


---------------

  * The Fund operated as the Short-Term Government Bond Fund of Westcore Trust from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of the Trust on October 1, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.


 ** The Fund changed its fiscal year from May 31 to September 30.


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $2,539,766 and $4,601,208, respectively.


  + Annualized.

For a share outstanding throughout the periods indicated:

                       INTERMEDIATE GOVERNMENT BOND FUND*
                             (INSTITUTIONAL SHARES)

                                                           FOR THE
                                                        PERIOD ENDED                   YEAR ENDED MAY 31,
                                                        SEPTEMBER 30,    -----------------------------------------------
                                                           1995**            1995             1994             1993
                                                        -------------    -------------    -------------    -------------
Net asset value, beginning of period.................      $ 15.69          $    15.29       $    16.39       $    16.18

INCOME FROM INVESTMENT OPERATIONS
  Net investment income..............................         0.34                1.04             0.95             1.14
  Net realized and unrealized gain (loss) on
    investments......................................         0.01                0.45            (1.05)            0.20
                                                           -------          ----------       ----------       ----------
    Total income (loss) from investment operations...         0.35                1.49            (0.10)            1.34
                                                           -------          ----------       ----------       ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income...............        (0.35)              (1.09)           (0.98)           (1.08)
  Distributions from net realized gain on
    investments......................................        (0.00)              (0.00)           (0.02)           (0.05)
                                                           -------          ----------       ----------       ----------
    Total dividends and distributions to
      shareholders...................................        (0.35)              (1.09)           (1.00)           (1.13)
                                                           -------          ----------       ----------       ----------
Net asset value, end of period.......................      $ 15.69          $    15.69       $    15.29       $    16.39
                                                           ========         ==========       ==========       ==========
    Total return (excluding sales load)..............         6.88%+             10.33%           (0.76%)           8.57%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000)....................      $22,042          $   24,072       $   34,274       $   31,385
  Ratio of expenses to average net assets............         1.18%+              1.02%            0.82%            0.90%
  Ratio of net investment income to average net
    assets...........................................         6.33%+              6.77%            6.18%            6.66%
  Ratio of expenses to average net assets without fee
    waivers..........................................         1.41%+              1.24%            0.95%            0.98%
  Ratio of net investment income to average net
    assets without fee waivers.......................         6.10%+              6.54%            6.05%            6.58%
  Portfolio turnover rate(1).........................         0.00%              11.39%           38.22%           58.42%


                                                           1992             1991             1990             1989
                                                       -------------    -------------       ------           ------
Net asset value, beginning of period.................     $    15.68       $    15.27       $    15.26       $    15.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income..............................           1.18             1.26             1.31             1.30
  Net realized and unrealized gain (loss) on
    investments......................................           0.61             0.55             0.01             0.22
                                                          ----------       ----------       ----------       ----------
    Total income (loss) from investment operations...           1.79             1.81             1.32             1.52
                                                          ----------       ----------       ----------       ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income...............          (1.25)           (1.26)           (1.31)           (1.26)

  Distributions from net realized gain on
    investments......................................          (0.04)           (0.14)              --               --
                                                          ----------       ----------       ----------       ----------
    Total dividends and distributions to
      shareholders...................................          (1.29)           (1.40)           (1.31)           (1.26)

                                                          ----------       ----------       ----------       ----------
Net asset value, end of period.......................     $    16.18       $    15.68       $    15.27       $    15.26
                                                          ==========       ==========       ==========       ==========
    Total return (excluding sales load)..............          11.80%           12.42%            8.97%           10.60%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000)....................     $   16,329       $   10,708       $    8,086       $    7,449
  Ratio of expenses to average net assets............           0.96%            0.87%            0.92%            1.11%

  Ratio of net investment income to average net
    assets...........................................           7.33%            8.21%            8.53%            8.52%

  Ratio of expenses to average net assets without fee
    waivers..........................................           1.07%            0.94%            0.97%            1.16%

  Ratio of net investment income to average net
    assets without fee waivers.......................           7.22%            8.14%            8.48%            8.47%

  Portfolio turnover rate(1).........................          16.04%           48.47%           16.63%           67.60%



---------------

  * The Fund operated as the GNMA Fund of Westcore Trust from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of the Trust on November 15, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.


 ** The Fund changed its fiscal year from May 31, to September 30.


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 31, 1995 were $0 and $3,725,523, respectively.


  + Annualized.

For a share outstanding throughout the periods indicated:
                            INTERMEDIATE BOND FUND*

                                                         FOR THE
                                                      PERIOD ENDED                   YEAR ENDED MAY 31,
                                                      SEPTEMBER 30,    -----------------------------------------------
                                                         1995**            1995             1994             1993
                                                      -------------    -------------    -------------    -------------
Net asset value, beginning of period...............      $ 14.77          $    14.36       $    15.72       $    15.69
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................         0.30                0.91             0.99             1.17
  Net realized and unrealized gain (loss) on
    investments....................................        (0.01)               0.47            (0.90)            0.40
                                                         -------          ----------       ----------       ----------
    Total income from investment operations........         0.29                1.38             0.09             1.57
                                                         -------          ----------       ----------       ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.............        (0.30)              (0.97)           (0.85)           (1.04)
  Distributions from net realized gain on
    investments....................................        (0.00)              (0.00)           (0.60)           (0.50)
                                                         -------          ----------       ----------       ----------
    Total dividends and distributions to
      shareholders.................................        (0.30)              (0.97)           (1.45)           (1.54)
                                                         -------          ----------       ----------       ----------
Net asset value, end of period.....................      $ 14.76          $    14.77       $    14.36       $    15.72
                                                         =======          ==========       ==========       ==========
    Total return (excluding sales load)............         6.14%+             10.13%            0.35%           10.42%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000)..................      $55,628          $   56,087       $   58,199       $   61,207
  Ratio of expenses to average net assets..........         0.89%+              0.81%            0.79%            0.76%
  Ratio of net investment income to average net
    assets.........................................         5.94%+              6.35%            5.33%            6.01%
  Ratio of expenses to average net assets
    without fee waivers............................         0.94%+              0.85%            0.83%            0.79%
  Ratio of net investment income to average net
    assets
    without fee waivers............................         5.89%+              6.31%            5.30%            5.98%
  Portfolio turnover rate(1).......................        54.02%              75.76%          162.91%          145.95%


                                                         1992             1991             1990             1989
                                                     -------------    -------------    -------------    -------------
Net asset value, beginning of period...............     $    15.52       $    15.08       $    15.13       $    15.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................           1.14             1.25             1.26             1.22
  Net realized and unrealized gain (loss) on
    investments....................................           0.65             0.54            (0.05)            0.08
                                                        ----------       ----------       ----------       ----------
    Total income from investment operations........           1.79             1.79             1.21             1.30
                                                        ----------       ----------       ----------       ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.............          (1.41)           (1.25)           (1.26)           (1.17)

  Distributions from net realized gain on
    investments....................................          (0.21)           (0.10)              --               --
                                                        ----------       ----------       ----------       ----------
    Total dividends and distributions to
      shareholders.................................          (1.62)           (1.35)           (1.26)           (1.17)

                                                        ----------       ----------       ----------       ----------
Net asset value, end of period.....................     $    15.69       $    15.52       $    15.08       $    15.13
                                                        ==========       ==========       ==========       ==========
    Total return (excluding sales load)............          11.96%           12.36%            8.25%            9.07%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000)..................     $   54,203       $   54,074       $   79,471       $   74,002
  Ratio of expenses to average net assets..........           0.68%            0.66%            0.68%            0.69%

  Ratio of net investment income to average net
    assets.........................................           7.14%            8.00%            8.25%            8.25%

  Ratio of expenses to average net assets
    without fee waivers............................           0.73%            0.71%            0.73%            0.74%

  Ratio of net investment income to average net
    assets
    without fee waivers............................           7.09%            7.95%            8.20%            8.20%

  Portfolio turnover rate(1).......................         101.91%           77.97%           31.58%           35.73%



---------------
  * The Fund operated as the Bonds Plus Fund of Westcore Trust from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of the Trust on October 1, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.

 ** The Fund changed its fiscal year from May 31 to September 30.


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $12,757,969 and $9,531,336, respectively.


  + Annualized.

Selected data for a share outstanding for the periods shown:

                            ASSET PRESERVATION FUND


                                                                                                                       PERIOD
                                                                YEAR ENDED SEPTEMBER 30,                                ENDED
                                         -----------------------------------------------------------------------    SEPTEMBER 30,
                                            1995           1994           1993           1992           1991           1990(a)
                                         -----------    -----------    -----------    -----------    -----------    -------------
Net Asset Value, Beginning of
  Period..............................     $ 10.04       $    10.21     $    10.32     $    10.17      $    9.99       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(++)...........        0.50             0.40           0.47           0.57           0.72          0.20
  Net gain (loss) on securities (both
    realized and unrealized)(++)......        0.04            (0.13)         (0.10)          0.15           0.18         (0.01)
                                         -----------    -----------    -----------    -----------    -----------    -------------
    Total from Investment
      Operations......................        0.54             0.27           0.37           0.72           0.90          0.19
                                         -----------    -----------    -----------    -----------    -----------    -------------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income............................       (0.49)           (0.40)         (0.47)         (0.57)         (0.72)        (0.20)
  Distributions from capital gains....          --            (0.01)         (0.01)            --             --            --
  Distributions from paid-in
    capital...........................       (0.01)           (0.03)            --             --             --            --
                                         -----------    -----------    -----------    -----------    -----------    -------------
    Total Distributions...............       (0.50)           (0.44)         (0.48)         (0.57)         (0.72)        (0.20)
                                         -----------    -----------    -----------    -----------    -----------    -------------
Net Asset Value, End of Period........     $ 10.08       $    10.04     $    10.21     $    10.32      $   10.17       $  9.99
                                         ==========        ========       ========       ========        =======    ===========
    Total Return (excluding sales
      load)...........................        5.56%            2.74%          3.68%          7.30%          9.29%         1.90%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000).....     $51,607       $  103,179     $  163,755     $  160,083      $  73,412       $31,820
  Ratio of Expenses to Average Net
    Assets............................        0.94%            0.84%          0.80%          0.75%          0.62%         0.36%+
  Effect of Waivers on above Ratio....        0.02%            0.02%          0.03%          0.01%          0.24%         1.09%+
  Ratio of Net Investment Income to
    Average Net Assets................        5.03%            3.92%          4.64%          5.52%          6.90%         8.67%+
  Portfolio Turnover Rate.............          52%              32%            49%            21%            30%            0%


---------------
 (a) Commencement of operations, July 2, 1990.

  (++) Per share data based upon average monthly shares outstanding.

  + Annualized.

Selected data for a share outstanding for the periods shown:

                             GOVERNMENT INCOME FUND


                                                                                                                       PERIOD
                                                                YEAR ENDED SEPTEMBER 30,                                ENDED
                                        ------------------------------------------------------------------------    SEPTEMBER 30,
                                           1995            1994           1993           1992           1991           1990(a)
                                        -----------     -----------    -----------    -----------    -----------    -------------
Net Asset Value, Beginning of
  Period.............................     $  9.51        $    10.87     $    10.76     $    10.44      $    9.91       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(++)..........        0.57              0.57           0.71           0.76           0.81          0.21
  Net gain (loss) on securities (both
    realized and unrealized)(++).....        0.32             (1.11)          0.17           0.33           0.53         (0.09)
                                        ---------       -----------    -----------    -----------    -----------    -------------
    Total from Investment
      Operations.....................        0.89             (0.54)          0.88           1.09           1.34          0.12
                                        ---------       -----------    -----------    -----------    -----------    -------------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income...........................       (0.52)            (0.59)         (0.71)         (0.76)         (0.81)        (0.21)
  Distributions from capital gains...          --             (0.23)         (0.06)         (0.01)            --            --
  Distributions from paid in
    capital..........................       (0.05)               --             --             --             --            --
                                        ---------       -----------    -----------    -----------    -----------    ----------
    Total Distributions..............       (0.57)            (0.82)         (0.77)         (0.77)         (0.81)        (0.21)
                                        ---------       -----------    -----------    -----------    -----------    ----------
Net Asset Value, End of Period.......     $  9.83        $     9.51     $    10.87     $    10.76      $   10.44       $  9.91
                                        =========          ========       ========       ========        =======    ===========
    Total Return (excluding sales
      load)..........................        9.63%            (5.20)%         8.17%         10.77%         14.06%         1.20%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)....     $84,981        $  124,372     $  171,073     $  138,150      $  76,711       $39,855
  Ratio of Expenses to Average Net
    Assets...........................        0.99%             0.94%          0.85%          0.79%          0.54%         0.15%+
  Effect of Waivers on above Ratio...        0.02%             0.02%          0.09%          0.12%          0.44%         1.34%+
  Ratio of Net Investment Income to
    Average Net Assets...............        5.92%             5.88%          6.49%          7.11%          7.97%         8.52%+
  Portfolio Turnover Rate............          72%               55%            52%            22%             7%            0%


---------------

(a) Commencement of operations July 2, 1990.

  (++) Per share data based upon average monthly shares outstanding.

 + Annualized.

                                   THE FUNDS

     The Funds are portfolios of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Funds.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     - The Short-Term Government Bond Fund's investment objective is to seek current income with relative stability of principal.

     - The Intermediate Government Bond Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk.

     - The Intermediate Bond Fund's investment objective is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity.

     - The Asset Preservation Fund's investment objective is to provide investors with as high a level of current income as is consistent with limiting the risk of potential loss.

     - The Government Income Fund's investment objective is to provide investors with as high a level of current income as is consistent with prudent risk of capital.

     Each Fund follows its own investment policies and practices, including certain investment restrictions. The SAI contains the specific investment restrictions which govern the Funds' investments. The investment objectives of the Asset Preservation Fund and Government Income Fund are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Any change in the investment objective of the Short-Term Government Bond Fund, Intermediate Government Bond Fund or Intermediate Bond Fund by the Board of Trustees may result in a Fund having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental.

     The Advisor selects investments and makes investment decisions based on the investment objective and policies of each Fund.

     Short-Term Government Bond Fund and Intermediate Government Bond Fund. The Short-Term Government Bond Fund's investment objective is to seek current income with relative stability of principal. The Short-Term Government Bond Fund is designed for investors seeking current income that is greater than normally available from a money market fund and principal volatility that is less than that normally associated with long-term bonds. The Intermediate Government Bond Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk. In seeking current income from its investments, the Intermediate Government Bond Fund may also consider the potential for capital gain. In seeking to attain their objectives, each of these Funds will invest primarily in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect to such obligations. Securities purchased by the Short-Term Government Bond Fund will have a remaining maturity of three and one half years or less. During normal market conditions, the Intermediate Government Bond Fund will maintain a dollar-weighted average portfolio maturity between three and ten years.

     Each Fund may purchase mortgage-backed and certain other asset-backed securities. The average life of these securities varies with the maturities of the underlying mortgage or other instruments, which may have maximum maturities of forty years. The average life is likely to be substantially less than the original maturity of the mortgage pools or other assets underlying the securities as the result of prepayments. The rate of such prepayments, and hence the life of the securities, will be a function of current market rates and current conditions in the relevant markets. In calculating the average weighted maturity of a Fund's portfolio, the maturity of asset-backed instruments will be based on estimates of average life.

     Government securities that have variable or floating interest rates or demand or put features will be deemed to have maturities tied to the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as described in the SAI.

     Under normal market conditions, at least 65% of the total assets of each Fund will be invested in bonds issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Intermediate Bond Fund. The Intermediate Bond Fund's investment objective is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity. In pursuing its investment objective, the Fund may invest in a broad range of corporate debt obligations such as fixed and variable-rate bonds, zero coupon bonds, debentures, obligations convertible into common stock and various types of demand instruments, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, and money market instruments. The Fund is also permitted to acquire obligations issued by state and local governments ("municipal obligations"). The purchase of municipal obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. The Fund may also purchase mortgage-backed and certain other asset-backed securities. During normal market conditions, the Fund will maintain a dollar-weighted average portfolio maturity between three and ten years.



     In acquiring particular portfolio securities, the Advisor will consider, among other things, historical yield relationships between corporate and government bonds, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon its analysis of these and other factors, the Fund's holdings in issuers in particular industry sectors may be overweighted when compared to the relative industry weightings in the Shearson Lehman Brothers Intermediate Index or other recognized indices.


     The policy of the Fund is to invest at least 65% of the total value of its assets in corporate and government bonds during normal market conditions. Debt obligations acquired by the Fund will be investment grade at the time of purchase -- that is, obligations rated AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"). Debt obligations may also be unrated but deemed by the Investment Advisor to be comparable in quality to instruments that are so rated. The Fund's dollar weighted average portfolio quality of the corporate bond portion of the Fund's portfolio is expected to be "A" or better. Obligations rated in the lowest of the top four rating categories (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics. See Appendix A for a description of applicable S&P and Moody's debt ratings.

     The Fund may also invest in obligations convertible into common stocks, and may purchase common stocks, warrants or other rights to buy shares if they are attached to a fixed income obligation. As a general matter, however, the Fund will not invest in common stocks. Common stock received through the conversion of convertible debt obligations will normally be sold in an orderly manner as soon as possible. Up to 20% of the total assets of the Fund may be invested directly in dollar-denominated debt obligations of foreign issuers. These obligations may include obligations of foreign corporations as well as investments in obligations of foreign governments and their political sub-divisions (which will be limited to direct government obligations and government-guaranteed securities).

     The Asset Preservation Fund. The investment objective of the Asset Preservation Fund is to provide investors with as high a level of current income as is consistent with limiting the risk of potential loss. Securities held by the Fund will consist of U.S. Government securities, certificates of deposit, bankers' acceptances, investment grade commercial paper, corporate debt securities, mortgage- and asset-backed securities and other instruments which the Advisor believes are of comparable quality as those above, including securities issued by foreign issuers. The securities of foreign issuers in which the Fund will invest may include: foreign currency-denominated corporate debt securities, preferred stock, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.


     In selecting debt securities for the Fund, the Advisor seeks to select those instruments that appear best suited to achieve the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Fund may purchase commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), corporate debt securities rated in one of the four highest major rating categories by an NRSRO, mortgage- and asset-backed securities rated in one of the two highest rating categories by an NRSRO, and other debt instruments which are of comparable quality in the Advisor's opinion. Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for pre-refunding, sometimes resulting in a calculated maturity different than the stated maturity of the security. The maximum maturity for any individual security held by the Fund is 39 months.


     The Government Income Fund. The investment objective of the Government Income Fund is to provide investors with as high a level of current income as is consistent with prudent risk of capital. The Fund pursues this objective by investing at least 65% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest in certificates of deposit, bankers' accept-ances, investment grade commercial paper, corporate debt securities, investment grade mortgage- and asset-backed securities and other instruments which the Advisor believes are of comparable quality as those above, including securities issued by foreign issuers. The securities of foreign issuers in which the Fund will invest are: corporate debt securities, preferred stock, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.


     In selecting debt securities for the Fund, the Advisor seeks to select those instruments that appear best suited to achieve the Fund's investment objective within the credit and risk tolerances established for the Fund. In accordance with those policies, the Fund may purchase commercial paper rated in one of the two highest rating categories by an NRSRO, corporate debt securities rated in one of the four highest rating categories by an NRSRO, mortgage- and asset-backed securities rated in one of the two highest rating categories by an NRSRO, and other debt instruments which are of comparable quality in the Advisor's opinion.


     All Funds. The Funds may also hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), and cash, pending investment, to meet anticipated redemption requests or if, in the opinion of the Advisor, suitable investments for a Fund are unavailable. Such investments may be made in such proportions as, in the opinion of the Advisor, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks. The types of securities and investment practices used by the Funds are described in greater detail under the section "Description of Securities and Investment Practices" on pages 35-45 of this Prospectus.

                        RISKS OF INVESTING IN THE FUNDS

     The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund.

     The market value of a Fund's investment in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value. The Funds may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) which are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

     Certain Funds may invest in foreign securities. Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. See the SAI for further information about foreign securities.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John
E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.

     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.


     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states. Prior to October 1, 1995, First Interstate Bank of Oregon, N.A., an affiliate of FICM, served as investment advisor to the Short-Term Government Bond Fund and Intermediate Bond Fund (and also served as investment advisor to the Intermediate Government Bond Fund prior to November 15, 1995). Prior to March 18, 1994, San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation, served as investment advisor to the Asset Preservation Fund and Government Income Fund.



     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.



     Mr. David Underwood serves as FICM's Director of Equity Funds Management. Mr. Underwood joined FICM in 1995. From 1993 to 1995 Mr. Underwood was employed by Integra Trust Company as Director of Research. From 1990 to 1993 he was a Portfolio Manager with the firm of C.S. McKee Investment Advisors. Mr. G. Edward Means serves as FICM's Director of Fixed Income Management. Mr. Means joined FICM in January 1995. From 1992 to 1994 he was employed by Clayton Brown & Associates as Senior Vice President, Fixed Income. From 1984 to 1992 he was employed by First National Bank of Chicago as a Senior Vice President.


     Mr. Michael Hughes has been responsible for the day-to-day management of the Short-Term Government Bond Fund and Intermediate Government Bond Fund since October 1995. In addition, he has been responsible for the day-to-day management of the Asset Preservation Fund and Government Income Fund since April 1995. Mr. Hughes has been employed by First Interstate since November 1988. He currently serves as a Fixed Income Fund Manager for FICM.


     Mr. Robert Daviduk has been responsible for the day-to-day management of the Intermediate Bond Fund since October 1995. Mr. Daviduk has been employed by First Interstate since April 1993. Prior to joining First Interstate, Mr. Daviduk was employed by Payden & Rygel Investment Counsel as a fixed income portfolio analyst.


     For the advisory services it provides to the Funds, FICM is entitled to receive from each Fund fees, payable monthly, at the annual rates, based on average daily net assets, as set forth below:

                    FUND                   INVESTMENT ADVISORY FEE
    ------------------------------------   -----------------------
    Short-Term Government Bond Fund.....            0.50%
    Intermediate Government Bond Fund...            0.50%
    Intermediate Bond Fund..............            0.50%
    Asset Preservation Fund.............            0.35%
    Government Income Fund..............            0.50%


     The Advisor has agreed that during the current fiscal year it will voluntarily waive a portion of its fees so that total operating expenses will not exceed 0.65%, 1.02% and 0.81% of the average daily net assets of the Institutional Shares of the Short-Term Government Bond Fund, Intermediate Government Bond Fund and Intermediate Bond Fund, respectively. For their fiscal year ended September 30, 1995, the Short-Term Government Bond Fund, Intermediate Government Bond Fund and Intermediate

Bond Fund paid advisory fees, after fee waivers, at the annual rates of 0.02%, 0.35% and 0.50%, respectively, of their average daily net assets. For their fiscal year ended September 30, 1995, the Asset Preservation Fund and Government Income Fund paid advisory fees at the annual rates of 0.35% and 0.50%, respectively, of their average daily net assets.


THE SPONSOR AND DISTRIBUTOR


     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Funds. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust, however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.



     PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of Institutional Shares of the Funds and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Investment, Inc.


ADMINISTRATIVE SERVICES

     The Funds have also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Funds. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for each Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS

     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Funds' Institutional Shares, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Institutional Shares of the Funds owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Funds' Institutional Shares. However, the Funds do not currently intend to make any payments to Service Organizations with respect to Institutional Shares.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES


     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Funds include legal and auditing expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund accounting, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Funds. Trust expenses directly attributable to a particular Fund are charged to that Fund, and expenses attributable to a particular class of shares of a Fund (such as Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.


PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best execution of the Funds' orders. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices.

Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor.

     A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a Fund. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's objective and policies.

                              FUND SHARE VALUATION

     The net asset value of each class of shares of the Funds is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor and Furman Selz, are accrued daily and taken into account for the purpose of determining the net asset value.

     Bonds and other fixed-income securities are normally valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

     With respect to option contracts entered into by a Fund, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

                PURCHASE AND REDEMPTION OF INSTITUTIONAL SHARES

     Institutional Shares of the Funds are sold without a sales load on a continuous basis primarily to customers ("Customers") of affiliate, franchise or correspondent banks of First Interstate Bancorp and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of Institutional Shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Shares of a Fund should contact their account representatives.

     Shares of a Fund are sold at net asset value per share next determined after a purchase order has become effective. Purchase orders by an Institution for Institutional Shares in the Funds must be received by the Trust by 4:15 p.m. (Eastern time) on any Business Day. Payment for such shares may be made by Institutions in Federal funds or other funds immediately available to the Trust's custodian no later than 4:15 p.m.

(Eastern time) on the next Business Day following the receipt of the purchase order.

     It is the responsibility of Institutions to transmit orders for purchases by their Customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with an Institution. In addition, an Institution may receive fees from the Funds with respect to the investments of its Customers as described above under "Management of the Funds." Payment for Institutional Shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

     With respect to former shareholders of Westcore Trust who do not have a relationship with an Institution, additional shares of the Funds may be purchased by writing or calling the Funds directly at 237 Park Avenue, Suite 910, New York, NY 10017 or 1-800-662-8417.

     The Trust reserves the right to reject any purchase order. Payment for orders which are not received will be returned after prompt inquiry. The issuance of Institutional Shares is recorded on the books of the Funds, and share certificates are not issued.

     Neither the Trust, the Distributor nor Furman Selz will be responsible for the authenticity of telephone instructions for the purchase or redemption of Institutional Shares where such instructions are reasonably believed to be genuine. The Trust will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for any loss, damage or expense arising from such instructions that prove to be fraudulent or unauthorized.

     Redemption requests are effected at the net asset value per share next determined after receipt of a redemption request in good order by the Trust. Institutional Shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the account at the Institution. It is the responsibility of an Institution to transmit redemption requests to the Trust and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Shares of a Fund are normally wired to the redeeming Institution the following Business Day after receipt of the request by the Trust. The Trust reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect a Fund.

     With respect to former shareholders of Westcore Trust who do not have a relationship with an Institution, shares of the Funds may be redeemed by writing or calling the Funds directly at 237 Park Avenue, Suite 910, New York, NY 10017 or 1-800-662-8417. When Institutional Shares are redeemed directly from a Fund, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     To be accepted by a Fund, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming Institutional Shares; (ii) your account number; (iii) the amount to be redeemed;
(iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     All redemptions of Institutional Shares of the Funds shall be made in cash, except that the commitment to redeem Institutional Shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

     A redemption may be a taxable transaction on which gain or loss may be recognized.

                        EXCHANGE OF INSTITUTIONAL SHARES


     The Funds offer a convenient way to exchange Institutional Shares in one Fund for Institutional Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to Furman Selz, Mutual Fund Department, 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Institutional Shares of one portfolio for Institutional Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The Trust may terminate or amend the terms of the exchange privilege at any time.


     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.


     To exchange Institutional Shares, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are automatically available unless if the shareholder indicates he does not want this option by checking the "no" box on the Purchase Application.

     In addition, Institutional Shares of a Fund may be exchanged for Investor Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX


     Each Fund has qualified and intends to continue to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.


     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Intermediate Government Bond Fund and Intermediate Bond Fund monthly. The other Funds will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     In the case of the Short-Term Government Bond Fund, Asset Preservation Fund and Government Income Fund, the amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

     Distributions will be paid in additional shares of the same class held by a shareholder based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash. In the case of the Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or net short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Special tax rules may apply to a Fund's acquisition of financial futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which a Fund may be able to engage in such transactions.

     A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of a Fund that were not held for more than six months with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.

     Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     The dividends paid by the Funds are not expected to qualify for the dividends-received deduction available to corporations.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the Funds may be subject to foreign withholding taxes with respect to income received from sources within foreign countries.

     If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to Federal income tax (and possibly additional interest charges) on a portion of any excess distribution or gain from the disposition of such shares even if it distributes such income to its shareholders. If a Fund elects to treat the PFIC as a qualified electing fund

("QEF") and the PFIC furnishes certain financial information in the required form to such Fund, the Fund would instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts would be subject to the various distribution requirements described above.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

                         DESCRIPTION OF SECURITIES AND
                              INVESTMENT PRACTICES

     U.S. Government Obligations. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations are direct obligations of the United States and are the most frequently issued marketable U.S. Government security.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look

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

principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Repurchase Agreements. The Funds may agree to purchase securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Funds will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller. The Funds will not enter into repurchase agreements with the Advisor or its affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Funds do not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days. If in the future a Fund was to enter into repurchase agreements with deemed maturities in excess of seven days, such Fund would do so only if such investment, together with other illiquid securities, did not exceed 15% (10% in the case of the Asset Preservation Fund and Government Income Fund) of the value of that Fund's net assets.

     The seller under a repurchase agreement will be required to maintain the value of the securities that are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

     Bank Obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued by a U.S. bank, savings bank or savings association that is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation. The Funds may also invest in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks or foreign branches of U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in domestic and foreign bank obligations are limited to the obligations of financial institutions having $1 billion or more in total assets at the time of purchase.

     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities. Investments by the Funds in commercial paper will consist of issues that are rated in one of the two highest rating categories by a NRSRO. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Funds. Commercial paper may include variable and floating rate instruments.

     Securities Issued by Other Investment Companies. Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by a Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of that Fund.

     Variable and Floating Rate Instruments. Instruments purchased by a Fund may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by a Fund will be determined to be of comparable quality to rated instruments that may be purchased by the

Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

     Loans of Portfolio Securities. To increase return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit issued by a bank, or any combination thereof. For each Fund, such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in their judgment, the income to be earned from the loan justifies the attendant risks.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

     Mortgage-Related Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Because the average life of mortgage-related securities may lengthen with increases in interest rates, the portfolio-weighted average life of the securities in which a Fund is invested may at times lengthen due to this effect. Under these circumstances, the Advisor may, but is not required to, sell securities in order to maintain an appropriate dollar-weighted average portfolio maturity.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     The Funds may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different than the stated maturity of the security.

     The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) have been offered to investors. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in a trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

     The underlying assets may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by a Fund must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, a Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing in valuing or liquidating such securities. For asset-backed securities, the industry standard uses a principal prepayment model, the "ABS Model," which is similar to the PSA described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of its investment in asset-backed securities.

     Derivative Securities. The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that reset inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     Stripped Obligations. To the extent consistent with their respective investment objectives, the Funds may purchase Treasury receipts and other

"stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly, SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributors from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

     SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

     Custodial Receipts for Treasury Securities. To the extent consistent with their respective investment objectives, the Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

     Foreign Securities. The Intermediate Bond Fund may invest up to 20% of the value of its total assets in U.S. dollar-denominated debt obligations of foreign issuers. The Asset Preservation Fund and Government Income Fund will ordinarily purchase U.S. dollar-denominated or foreign currency-denominated securities that are traded in the United States, but they may invest up to 5% of their total assets directly in foreign markets.

     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of the issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the United States, and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

     Forward Currency Transactions. The Asset Preservation Fund and Government Income Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. See the SAI for further information concerning foreign currency transactions.

     Options. Each Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     The Funds may also write covered call and secured put options from time to time as the Advisor deems appropriate. By writing a covered call

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

option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25% of the value of its net assets. The use of covered call options and secured put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     The Asset Preservation Fund and Government Income Fund may also engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the Advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     For additional information relating to option trading practices, including the particular risks thereof, see the SAI.


     Interest Rate Futures. Each Fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates, provided that not more than 5% of a Fund's net assets are committed to such transactions. See the SAI for further information about interest rate futures.


     Illiquid Securities. Each Fund will not knowingly invest more than 15% (10% in the case of the Asset Preservation Fund and Government Income Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days, time deposits maturing in more than seven days and securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Advisor determines under the supervision of the Board that a liquid trading market exists).

     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Advisor believes that the market for certain restricted securities may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     The Advisor monitors the liquidity of restricted securities in each of the Funds under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing restricted securities.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the SAI.

No Fund may:

     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of a Fund's total assets may be invested without regard to this 5% limitation.

     2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

     3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     4. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.

     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Funds will not at any time have more than 15% of their respective net assets invested in illiquid securities.

                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     The Board of Trustees has authorized the issuance of two classes of shares in each of the Funds described in this Prospectus -- Institutional Shares and Investor Shares. Each share of a Fund represents an equal proportionate interest in a particular Fund with other shares of the same class and is entitled to such dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.

     Each Fund's Institutional Shares and Investor Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has approved a Distribution Plan with respect to Investor Shares of each Fund under which the Trust may pay the Distributor in connection with the distribution of Investor Shares at a rate or rates set from time to time by the Board of Trustees, provided that no rate may exceed the annual rate of 0.50% of the average daily net asset value of Investor Shares of a Fund. In addition, each Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Funds' outstanding Investor Shares owned by shareholders with whom a Service Organization has a servicing relationship. Investor Shares of the Funds are purchased at net asset value per share plus a maximum 4.50% sales charge

(subject to certain exceptions). Because of the "class expenses" and sales charges, the performance of a Fund's Investor Shares is expected to be lower than the performance of its Institutional Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Funds' Investor Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.

PERFORMANCE INFORMATION

     A Fund may, from time to time, include yield and total return data for its Institutional Shares and Investor Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields and total returns of the Funds are mandated by the SEC.

     Quotations of "yield" for a class of shares of a Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of the expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Quotations of average annual total return for a class of shares of a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class over periods of 1, 5 and 10 years (up to the life of that class), reflect the deduction of a proportional share of expenses allocated to that class (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for a Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see "Other Information -- Performance Information" in the SAI.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2:   Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND
TAX-EXEMPT COMMERCIAL PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

INVESTMENT ADVISOR
First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258

ADMINISTRATOR
Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR
Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN
First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]             PACBDIS-2/96

[PACIFICA LOGO]

(INVESTOR SHARES)

PACIFICA OREGON TAX-EXEMPT FUND

PACIFICA ARIZONA TAX-EXEMPT FUND

PACIFICA CALIFORNIA TAX-EXEMPT FUND

PACIFICA CALIFORNIA SHORT-TERM
TAX-EXEMPT FUND

PACIFICA NATIONAL TAX-EXEMPT FUND



PROSPECTUS
FEBRUARY 1, 1996

[FIRST INTERSTATE BANK LOGO]
Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                               (INVESTOR SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

                        ("FURMAN SELZ" OR THE "SPONSOR")

                PACIFICA FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Investor Shares of the following five portfolios (the "Funds"):

    - Pacifica Oregon Tax-Exempt Fund
    - Pacifica Arizona Tax-Exempt Fund
    - Pacifica California Tax-Exempt Fund
    - Pacifica California Short-Term Tax-Exempt Fund
    - Pacifica National Tax-Exempt Fund


    This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.

                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
               CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
HIGHLIGHTS...............................................     3
FUND EXPENSES............................................     7
FEE TABLE -- INVESTOR SHARES.............................     7
FINANCIAL HIGHLIGHTS.....................................    11
THE FUNDS................................................    17
INVESTMENT POLICIES AND PRACTICES
  OF THE FUNDS...........................................    17
RISKS OF INVESTING IN THE FUNDS..........................    19
MANAGEMENT OF THE FUNDS..................................    22
FUND SHARE VALUATION.....................................    28
PRICING OF INVESTOR SHARES...............................    29
MINIMUM PURCHASE REQUIREMENTS............................    32
PURCHASE OF INVESTOR SHARES..............................    32
EXCHANGE OF INVESTOR SHARES..............................    34
REDEMPTION OF INVESTOR SHARES............................    35
DIVIDENDS, DISTRIBUTIONS AND
  FEDERAL INCOME TAX.....................................    39
DESCRIPTION OF SECURITIES AND
  INVESTMENT PRACTICES...................................    45
INVESTMENT RESTRICTIONS..................................    49
OTHER INFORMATION........................................    50
APPENDIX.................................................   A-1

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     This Prospectus describes five non-diversified investment portfolios managed by First Interstate Capital Management, Inc. Each Fund has a distinct investment objective and policies.

     The Oregon Tax-Exempt Fund. The investment objective of the Oregon Tax-Exempt Fund is to provide investors with income exempt from Federal and Oregon personal income taxes. The Fund's assets will be primarily invested in debt instruments issued by or on behalf of the State of Oregon, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

     The Arizona Tax-Exempt Fund. The investment objective of the Arizona Tax-Exempt Fund is to provide investors with income exempt from Federal and Arizona personal income taxes. The Fund's assets will be primarily invested in debt instruments issued by or on behalf of the State of Arizona, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

     The California Tax-Exempt Fund. The investment objective of the California Tax-Exempt Fund is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with limiting the risk of potential capital loss. The Fund pursues this objective by investing primarily in debt instruments issued by or on behalf of the State of California, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

     The California Short-Term Tax-Exempt Fund. The investment objective of the California Short-Term Tax-Exempt Fund is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with limiting the risk of potential loss. The Fund pursues this objective by investing primarily in short-term debt instruments issued by or on behalf of the State of California, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund will maintain a dollar-weighted average portfolio maturity of three years or less.

     The National Tax-Exempt Fund. The investment objective of the National Tax-Exempt Fund is to provide investors with income exempt from Federal income taxes. The Fund's assets will be primarily invested in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

     For additional information concerning the investment policies, practices and risk considerations of the Funds, see "The Funds," "Investment Policies and Practices of the Funds" and "Risks of Investing in the Funds" in this Prospectus.

RISKS OF INVESTING IN THE FUNDS


     The price per share of the Funds will fluctuate with changes in the value of the investments held by each Fund. A Fund's performance will change daily based on many factors, including the quality of the instruments in each Fund's investment portfolio, national economic conditions, interest rate levels and general market conditions. Depending on these factors, the net asset value of a Fund may decrease instead of increase. Certain Funds may seek to achieve their investment objectives through investments in instruments with the lowest investment grade rating which have speculative characteristics. The policy of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund and California Short-Term Tax-Exempt Fund to invest primarily in Oregon, Arizona and California municipal obligations also presents certain risks because each Fund's performance will be closely tied to the economic and political conditions of a particular state. All of the Funds are also classified as non-diversified portfolios under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Funds may be more sensitive to factors affecting a particular issuer.


     During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value.

     There is no assurance that any Fund will achieve its investment objective.

MANAGEMENT OF THE FUNDS

     First Interstate Capital Management, Inc. acts as investment advisor to the Funds. For its services, the Advisor is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Investor Shares" and "Management of the Funds" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Funds. Furman Selz provides certain management and administrative services to the Funds, and is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Funds' shares and may be reimbursed for certain of its distribution-related expenses.

     Fees and expenses charged to the Funds are outlined on pages 7 through 10 of this Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS

     Purchase orders for the Funds received by your broker or Service Organization in proper order by 4:15 p.m., Eastern time, and transmitted to the Trust prior to 5:00 p.m. Eastern time will become effective that day.

- MINIMUM INITIAL INVESTMENT............   $500
- MINIMUM INITIAL INVESTMENT FOR IRAS...   $250
- MINIMUM SUBSEQUENT INVESTMENT.........   $ 50

     Investor Shares of the California Short-Term Tax-Exempt Fund are purchased at net asset value without a sales charge. Investor Shares of the other Funds are purchased at net asset value plus a sales charge of no more than 4.5%.

     Shareholders may exchange Investor Shares between Funds by telephone or mail.

- MINIMUM INITIAL EXCHANGE..............   $500
     (NO MINIMUM FOR SUBSEQUENT EXCHANGES.)

     Shareholders may redeem Investor Shares by telephone, mail or wire.

     - The Funds reserve the right upon not less than 30 days' notice to redeem involuntarily all the Investor Shares in an investor's account which have an aggregate value of $500 or less for any particular Fund.

     (The above redemption services are not available for IRAs and trust clients of First Interstate Bancorp and its affiliates.)

     All dividends and distributions will be automatically reinvested at net asset value in additional Investor Shares of the applicable Fund unless cash payment is requested.


     - Distributions for the Funds are generally paid monthly.


     For additional information on how to purchase and redeem Investor Shares of the Funds, see "Purchase of Investor Shares," "Exchange of Investor Shares" and "Redemption of Investor Shares."

                                 FUND EXPENSES

     The following tables list the costs and expenses that an investor will incur either directly or indirectly as an Investor shareholder of a Fund based upon the Fund's operating expenses for its most recent fiscal year, adjusted to reflect current fees and expenses.

                          FEE TABLE -- INVESTOR SHARES


                                               OREGON       ARIZONA
                                             TAX-EXEMPT    TAX-EXEMPT
                                                FUND          FUND
                                             ----------    ----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)...     4.50%       4.50%
  Maximum Sales Load Imposed on Reinvested
    Dividends (as a percentage of offering
    price)................................     None        None
  Deferred Sales Load (as a percentage of
    redemption proceeds)..................     None+       None+
  Redemption Fees.........................     None        None
  Exchange Fee............................     None        None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)(++).....     0.30%       0.00%
  12b-1 Fees(++)(++)......................     0.10%       0.25%
  Other Expenses (after
    waivers)(++)++++......................     0.40%       0.40%
                                              -------      ------
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++++...............     0.80%       0.65%
                                              =======      ======



---------------
   (++) Management Fees (before waivers) would be 0.50% and 0.50%, respectively.

  (++)++ Under rules of the National Association of Securities Dealers, Inc.
         (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. See "Management of the Funds -- The Sponsor and Distributor."


 (++)++++ Other expenses (before waivers) would be 0.58% and 0.61%, respectively.



(++)++++++ Total Fund Operating Expenses (before waivers) would be 1.18% and
           1.36%, respectively.


   + Investor Shares sold pursuant to a complete waiver of the initial sales charge available to purchases of $1 million or more are subject to a 1% contingent deferred sales charge if redeemed within one year from the date of purchase.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Investor Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                                            OREGON       ARIZONA
                                          TAX-EXEMPT    TAX-EXEMPT
                                             FUND          FUND
                                          ----------    ----------
1 year.................................      $ 53          $ 51
3 years................................        69            65
5 years................................        87            80
10 years...............................       140           122


---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
  WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                          FEE TABLE -- INVESTOR SHARES


                                                CALIFORNIA
                                  CALIFORNIA    SHORT-TERM     NATIONAL
                                  TAX-EXEMPT    TAX-EXEMPT    TAX- EXEMPT
                                     FUND          FUND          FUND
                                  ----------    ----------    ----------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Maximum Sales Load Imposed on
    Purchases (as a percentage
    of offering price).........     4.50%       None          4.50%
  Maximum Sales Load Imposed on
    Reinvested Dividends (as a
    percentage of offering
    price).....................     None        None          None
  Deferred Sales Load (as a
    percentage of redemption
    proceeds)..................     None+       None          None+
  Redemption Fees..............     None        None          None
  Exchange Fee.................     None        None          None
ANNUAL FUND OPERATING EXPENSES:
    (as a percentage of average
       net assets)
  Management Fees (after
    waivers)(++)...............     0.50%       0.05%         0.00%
  12b-1 Fees(++)++.............     0.05%       0.10%         0.00%
  Other Expenses (after
    waivers)(++)++++...........     0.40%       0.60%         0.35%
                                   ------       -----         -----
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++++....     0.95%       0.75%         0.35%
                                   ======       =====         =====


---------------
   (++) Management Fees (before waivers) would be 0.50%, 0.35% and 0.50%, respectively.

  (++)++ Under rules of the NASD, a 12b-1 fee may be treated as a sales charge for certain purposes. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. See "Management of the Funds -- The Sponsor and Distributor."

 (++)++++ Other Expenses (before waivers) would be 0.43%, 0.68% and 0.60%, respectively.


(++)++++++ Total Fund Operating Expenses (before waivers) would be 0.98%, 1.13%
           and 1.10%, respectively.


   + Investor Shares sold pursuant to a complete waiver of the initial sales charge available to purchases of $1 million or more are subject to a 1% contingent deferred sales charge if redeemed within one year from the date of purchase.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Investor Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                                               CALIFORNIA
                                 CALIFORNIA    SHORT-TERM     NATIONAL
                                 TAX-EXEMPT    TAX-EXEMPT    TAX-EXEMPT
                                    FUND          FUND          FUND
                                 ----------    ----------    ----------
1 year........................      $ 54          $  8          $ 48
3 years.......................        74            24            56
5 years.......................        95            42            64
10 years......................       156            93            87


---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
  WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                              FINANCIAL HIGHLIGHTS


     The financial information shown below is to assist investors in evaluating the performance of the Funds since their commencement of operations. The following supplementary information for the periods through September 30, 1995 for the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund has been audited by the former independent accountants of these Funds, whose report on the financial statements appears in the September 30, 1995 Report to Shareholders for the Funds. The following supplementary information for the year ended September 30, 1995 for the California Tax-Exempt Fund and California Short-Term Tax-Exempt Fund (collectively, the "California Funds") has been audited by Ernst & Young LLP, whose report on the financial statements appears in the 1995 Annual Report to Shareholders for the Funds. These reports and financial statements are incorporated by reference into the SAI. The supplementary information for each of the four years in the period ended September 30, 1994 for the California Funds has been audited by the former independent accountants for these Fund. The following financial data should be read in conjunction with the related financial statements and notes thereto. Further information about the Funds is contained in their Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-662-8417. For the periods shown, the Funds offered only one class of shares to both institutional and retail investors. See "Other Information -- Capitalization."

For a share outstanding throughout the periods indicated:

                            OREGON TAX-EXEMPT FUND*

                                                               PERIOD ENDED              FOR THE YEAR ENDED MAY 31,
                                                                 SEPT. 30,       -------------------------------------------
                                                                  1995**          1995        1994        1993        1992
                                                               -------------     -------     -------     -------     -------
Net asset value -- Beginning of Period......................      $ 16.47        $ 16.17     $ 16.79     $ 16.07     $ 15.74
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................         0.28           0.82        0.84        0.86        0.91
 Net realized and unrealized gain (loss) on investments.....        (0.08)          0.39       (0.43)       0.76        0.38
                                                                  -------        -------     -------     -------     -------
   Total income from investment operations..................         0.20           1.21        0.41        1.62        1.29
                                                                  -------        -------     -------     -------     -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................        (0.29)         (0.87)      (0.82)      (0.86)      (0.92)
 Distributions from net realized gain on investments........        (0.00)         (0.04)      (0.21)      (0.04)      (0.04)
                                                                  -------        -------     -------     -------     -------
   Total dividends and distributions to shareholders........        (0.29)         (0.91)      (1.03)      (0.90)      (0.96)
                                                                  -------        -------     -------     -------     -------
 Net asset value -- End of Period...........................      $ 16.38        $ 16.47     $ 16.17     $ 16.79     $ 16.07
                                                                  =======        =======     =======     =======     =======
   Total return (excluding sales load)......................         3.67%+         7.92%       2.33%      10.36%       8.45%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)............................      $50,077        $52,245     $53,846     $45,435     $25,002
 Ratio of expenses to average net assets....................         0.70%+         0.70%       0.62%       0.60%       0.60%
 Ratio of net investment income to average net assets.......         5.01%+         5.19%       4.90%       5.34%       5.81%
 Ratio of expenses to average net assets without fee
   waivers..................................................         1.01%+         0.90%       0.84%       0.91%       0.98%
 Ratio of net investment income to average net assets
   without fee waivers......................................         4.70%+         4.99%       4.69%       5.03%       5.43%
 Portfolio turnover rate(1).................................        56.53%         15.46%      22.10%       5.62%      16.96%


                                                               1991        1990       1989
                                                              -------     ------     ------
                                                               <
Net asset value -- Beginning of Period......................  $ 15.27     $15.35     $15.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.94       0.93       0.93
 Net realized and unrealized gain (loss) on investments.....     0.47      (0.06)      0.31
                                                              -------     -------    ------
   Total income from investment operations..................     1.41       0.87       1.24
                                                              -------     -------    ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................    (0.94)     (0.93)     (0.89)
 Distributions from net realized gain on investments........    (0.00)     (0.02)     (0.00)
                                                              -------     -------    ------
   Total dividends and distributions to shareholders........    (0.94)     (0.95)     (0.89)
                                                              -------     -------    ------
 Net asset value -- End of Period...........................  $ 15.74     $15.27     $15.35
                                                              =======     =======    ======
   Total return (excluding sales load)......................     9.58%      5.80%      8.55%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)............................  $14,607     $7,550     $3,175
 Ratio of expenses to average net assets....................     0.55%      0.50%      0.50%
 Ratio of net investment income to average net assets.......     6.27%      6.26%      6.64%
 Ratio of expenses to average net assets without fee
   waivers..................................................     1.03%      1.35%      3.29%
 Ratio of net investment income to average net assets
   without fee waivers......................................     5.79%      5.41%      3.85%
 Portfolio turnover rate(1).................................    22.89%     93.67%      9.12%



---------------



 * The Fund operated as the Oregon Tax-Exempt Fund of Westcore Trust from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of the Trust on October 10, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.



 ** The Fund changed its fiscal year from May 31 to September 30.



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1995 were $9,296,225 and $9,230,944, respectively.



 +  Annualized.

For a share outstanding throughout the periods indicated:


                            ARIZONA TAX-EXEMPT FUND*


                                                                                                                FOR THE YEAR
                                                                                           FOR THE PERIOD       ENDED MAY 31,
                                                                                               ENDED           ----------------
                                                                                          SEPT. 30, 1995**           1995
                                                                                          ----------------          ------
Net asset value -- Beginning of Period................................................        $  10.68             $      10.48
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................................            0.17                     0.51
 Net realized and unrealized gain (loss) on investments...............................            0.06                     0.23
                                                                                               -------                  -------
   Total income from investment operations............................................            0.23                     0.74
                                                                                               -------                  -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.................................................           (0.20)                   (0.53)
 Distributions from net realized gain on investments..................................           (0.00)                   (0.01)
                                                                                               -------                  -------
   Total dividends and distributions to shareholders..................................           (0.20)                   (0.54)
                                                                                               -------                  -------
 Net asset value -- End of Period.....................................................        $  10.71             $      10.68
                                                                                               =======                  =======
   Total return (excluding sales load)................................................            6.55%+                   7.35%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)......................................................        $ 24,622             $     24,581
 Ratio of expenses to average net assets..............................................            0.45%+                   0.40%
 Ratio of net investment income to average net assets.................................            4.73%+                   4.89%
 Ratio of expenses to average net assets without fee waivers..........................            1.35%+                   1.13%
 Ratio of net investment income to average net assets without fee waivers.............            3.83%+                   4.16%
 Portfolio turnover rate(1)...........................................................           62.10%                   13.65%


                                                                                                  FOR THE YEAR
                                                                                                  ENDED MAY 31,
                                                                                                 ----------------
                                                                                              1994                 1993
                                                                                             ------               ------
Net asset value -- Beginning of Period................................................      $      10.64         $      10.09
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................................              0.50                 0.49
 Net realized and unrealized gain (loss) on investments...............................             (0.15)                0.55
                                                                                                 -------              -------
   Total income from investment operations............................................              0.35                 1.04
                                                                                                 -------              -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.................................................             (0.50)               (0.49)
 Distributions from net realized gain on investments..................................             (0.01)               (0.00)
                                                                                                 -------              -------
   Total dividends and distributions to shareholders..................................             (0.51)               (0.49)
                                                                                                 -------              -------
 Net asset value -- End of Period.....................................................      $      10.48         $      10.64
                                                                                                 =======              =======
   Total return (excluding sales load)................................................              3.28%               10.50%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)......................................................      $     25,153         $     22,430
 Ratio of expenses to average net assets..............................................              0.31%                0.20%
 Ratio of net investment income to average net assets.................................              4.72%                4.98%
 Ratio of expenses to average net assets without fee waivers..........................              1.00%                1.18%
 Ratio of net investment income to average net assets without fee waivers.............              4.03%                4.00%
 Portfolio turnover rate(1)...........................................................             27.81%                3.96%


                                                                                        FOR THE PERIOD
                                                                                            ENDED
                                                                                         MAY 31, 1992
                                                                                        --------------
Net asset value -- Beginning of Period................................................      $10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................................        0.09
 Net realized and unrealized gain (loss) on investments...............................        0.08
                                                                                           -------
   Total income from investment operations............................................        0.17
                                                                                           -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.................................................       (0.08)
 Distributions from net realized gain on investments..................................       (0.00)
                                                                                           -------
   Total dividends and distributions to shareholders..................................       (0.08)
                                                                                           -------
 Net asset value -- End of Period.....................................................      $10.09
                                                                                           =======
   Total return (excluding sales load)................................................        7.02%+
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)......................................................      $4,690
 Ratio of expenses to average net assets..............................................        0.68%+
 Ratio of net investment income to average net assets.................................        4.32%+
 Ratio of expenses to average net assets without fee waivers..........................        2.08%+
 Ratio of net investment income to average net assets without fee waivers.............        2.92%+
 Portfolio turnover rate(1)...........................................................        0.00%


---------------
 * The Fund operated as the Arizona Intermediate Tax-Free Fund of Westcore Trust from its commencement of operations on March 2, 1992 until its reorganization as a portfolio of the Trust on October 1, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Arizona, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.


 ** The Fund changed its fiscal year from May 31 to September 30.



 +  Annualized.



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $5,546,887 and $4,984,8666, respectively.

Selected data for a share outstanding throughout the periods shown:


                          CALIFORNIA TAX-EXEMPT FUND*



                                                                    YEAR ENDED SEPTEMBER 30,                           PERIOD
                                                  ------------------------------------------------------------         ENDED
                                                                                                                   SEPTEMBER 30,
                                                    1995         1994         1993         1992         1991          1990(A)
                                                  --------     --------     --------     --------     --------     --------------
Net Asset Value, Beginning of Period..........    $  10.42     $  11.49     $  10.82     $  10.52     $   9.88        $  10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(++)....................        0.54         0.54         0.57         0.59         0.62            0.17
 Net gain (loss) on securities (both realized
   and unrealized)(++)........................        0.44        (0.87)        0.73         0.30         0.64           (0.12)
                                                   -------      -------      -------      -------      -------          ------
   Total from Investment Operations...........        0.98        (0.33)        1.30         0.89         1.26            0.05
                                                   -------      -------      -------      -------      -------          ------
LESS DISTRIBUTIONS:
 Dividends from net investment income.........       (0.54)       (0.54)       (0.57)       (0.59)       (0.62)          (0.17)
 Distributions from capital gains.............       (0.11)       (0.20)       (0.06)          --           --              --
                                                   -------      -------      -------      -------      -------          ------
   Total Distributions........................       (0.65)       (0.74)       (0.63)       (0.59)       (0.62)          (0.17)
                                                   -------      -------      -------      -------      -------          ------
 Net Asset Value, End of Period...............    $  10.75     $  10.42     $  11.49     $  10.82     $  10.52        $   9.88
                                                   =======      =======      =======      =======      =======          ======
   Total Return (excluding sales load)........        9.82%       (2.99)%      12.34%        8.71%       13.13%           0.42%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000)..............    $161,343     $194,419     $226,303     $198,347     $140,127        $ 53,746
 Ratio of Expenses to Average Net Assets......        0.91%        0.94%        0.87%        0.80%        0.57%           0.07%+
 Effect of Waivers/Reimbursement on above
   Ratio......................................        0.02%        0.02%        0.07%        0.11%        0.43%           1.33%+
 Ratio of Net Investment Income to Average Net
   Assets.....................................        5.13%        4.96%        5.11%        5.51%        6.06%           6.75%+
 Portfolio Turnover Rate......................          42%          36%          40%          14%           5%              3%


---------------


 * Prior to October 1, 1995 the Fund operated as The California Tax-Free Fund.


(a) Commencement of operations, July 2, 1990.

 (++) Per share data based upon average monthly shares outstanding.

 + Annualized.

Selected data for a share outstanding for the periods shown:


                     CALIFORNIA SHORT-TERM TAX-EXEMPT FUND*



                                                                                                                JANUARY 20, 1993
                                                                                                                (COMMENCEMENT OF
                                                                               YEAR              YEAR             OPERATIONS)
                                                                               ENDED             ENDED              THROUGH
                                                                           SEPTEMBER 30,     SEPTEMBER 30,       SEPTEMBER 30,
                                                                               1995              1994                 1993
                                                                           -------------     -------------     ------------------
Net Asset Value -- Beginning of Period.................................       $  9.96           $ 10.16             $  10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(++).............................................          0.41              0.39                 0.24
 Net gain (loss) on securities (both realized and unrealized)(++)......          0.19             (0.20)                0.16
                                                                              -------           -------              -------
   Total from Investment Operations....................................          0.60              0.19                 0.40
                                                                              -------           -------              -------
LESS DISTRIBUTIONS:
 Dividends from net investment income..................................         (0.41)            (0.39)               (0.24)
 Distributions from capital gains......................................            --                --                   --
                                                                              -------           -------              -------
   Total Distributions.................................................         (0.41)            (0.39)               (0.24)
                                                                              -------           -------              -------
Net Asset Value -- End of Period.......................................       $ 10.15           $  9.96             $  10.16
                                                                              =======           =======              =======
   Total Return........................................................          6.13%             1.93%                4.09%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000).......................................       $19,095           $25,315             $ 40,637
 Ratio of Expenses to Average Net Assets...............................          0.64%             0.56%                0.28%+
 Effect of Waivers/Reimbursement on above Ratio........................          0.53%             0.53%                0.78%+
 Ratio of Net Investment Income to Average Net Assets..................          4.12%             3.88%                3.53%+
 Portfolio Turnover Rate...............................................            96%               31%                  23%


---------------

* Prior to October 1, 1995 the Fund operated as The Short Term California Tax-Free Fund.


(++) Per share data based upon average monthly shares outstanding.

+ Annualized.

For a share outstanding throughout the periods indicated:

                           NATIONAL TAX-EXEMPT FUND*

                                                                                                            FOR THE YEAR
                                                                                     FOR THE PERIOD         ENDED MAY 31,
                                                                                          ENDED           -----------------
                                                                                    SEPT. 30, 1995**            1995
                                                                                    -----------------          -------
Net asset value -- Beginning of Period.........................................          $ 15.28               $      14.98
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.........................................................             0.24                       0.68
 Net realized and unrealized gain (loss) on investments........................             0.08                       0.32
                                                                                         -------                    -------
   Total income from investment operations.....................................             0.32                       1.00
                                                                                         -------                    -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income..........................................            (0.26)                     (0.70)
 Distributions from net realized gain on investments...........................            (0.00)                     (0.00)
                                                                                         -------                    -------
   Total dividends and distributions to shareholders...........................            (0.26)                     (0.70)
                                                                                         -------                    -------
Net asset value -- End of Period...............................................          $ 15.34               $      15.28
                                                                                         =======                    =======
   Total return (excluding sales load).........................................            (6.53%)+                   %6.97
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)...............................................          $14,305               $     14,458
 Ratio of expenses to average net assets.......................................             0.35%+                    %0.35
 Ratio of net investment income to average net assets..........................             4.65%+                    %4.59
 Ratio of expenses to average net assets without fee waivers...................             1.85%+                    %1.51
 Ratio of net investment income to average net assets without fee waivers......             3.15%+                    %3.43
 Portfolio turnover rate(1)....................................................            86.11%                     23.35%



                                                                                  FOR THE YEAR
                                                                                  ENDED MAY 31,         FOR THE PERIOD
                                                                                -----------------        ENDED MAY 31,
                                                                                       1994                  1993
                                                                                -----------------        -------------

Net asset value -- Beginning of Period.........................................       $      15.17          $ 15.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.........................................................               0.64             0.17
 Net realized and unrealized gain (loss) on investments........................              (0.17)            0.15
                                                                                           -------           ------
   Total income from investment operations.....................................               0.47             0.32
                                                                                           -------           ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income..........................................              (0.64)           (0.15)
 Distributions from net realized gain on investments...........................              (0.02)           (0.00)
                                                                                           -------           ------
   Total dividends and distributions to shareholders...........................              (0.66)           (0.15)
                                                                                           -------           ------
Net asset value -- End of Period...............................................       $      14.98          $ 15.17
                                                                                           =======           ======
   Total return (excluding sales load).........................................              %3.07             5.65%+
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)...............................................       $     13,600          $ 7,457
 Ratio of expenses to average net assets.......................................              %0.27             0.25%+
 Ratio of net investment income to average net assets..........................              %4.29             3.88%+
 Ratio of expenses to average net assets without fee waivers...................              %1.58             1.99%+
 Ratio of net investment income to average net assets without fee waivers......              %2.99             2.14%+
 Portfolio turnover rate(1)....................................................              18.81%           18.30%


---------------

 * The Fund operated as the Quality Tax-Exempt Income Fund of Westcore Trust from its commencement of operations on January 15, 1993 until its reorganization as a portfolio of the Trust on October 1, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.


 ** The Fund changed its fiscal year from May 31 to September 30.



 +  Annualized.



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $4,847,223 and $4,001,951, respectively.

                                   THE FUNDS

     The Funds are portfolios of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Funds.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     Each Fund follows its own investment policies and practices, including certain investment restrictions. The SAI contains the specific investment restrictions which govern the Funds' investments. The investment objectives of the California Funds are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. The investment objectives of the other Funds are not fundamental, and may be changed without shareholder approval. Any such change may result in a Fund having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental.

     The Advisor selects investments and makes investment decisions based on the investment objective and policies of each Fund.

     The investment objective of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund is to provide investors with income exempt from Federal income taxes and, with respect to the Oregon Tax-Exempt Fund and Arizona Tax-Exempt Fund, to also seek to provide such income exempt from Oregon and Arizona personal income taxes, respectively.

     The investment objective of the California Tax-Exempt Fund is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with limiting the risk of potential capital loss.

     The investment objective of the California Short-Term Tax-Exempt Fund is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with limiting the risk of potential loss.

     None of the Funds has any restrictions as to the minimum or maximum maturity of any individual security held by it. However, except for temporary defensive purposes or during unusual market conditions, the dollar-weighted average portfolio maturity of the California Short-Term Tax-Exempt Fund will be 3 years or less. The average portfolio maturity of the other Funds will vary from time to time in light of current market and economic conditions, the comparative yields on instruments with different maturities and other factors.

     Each Fund's assets will be primarily invested in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("municipal obligations"). Each of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and the California Funds expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of such Fund's total assets will be invested in municipal obligations of issuers located in a particular state ("Oregon obligations," "Arizona obligations" and "California obligations," respectively), although the amount of each Fund's assets invested in such obligations will vary from time to time. As a fundamental policy, each of the Funds will have at least 80% of their respective net assets invested in securities the interest on which is exempt from Federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the Federal alternative minimum tax are considered taxable.

     Municipal obligations acquired by a Fund will be rated in one of the three highest investment grade categories at the time of purchase by a nationally recognized statistical rating organization ("NRSRO"). The California Funds, however, may purchase investment grade obligations within the fourth highest category. In addition, the Oregon Tax-Exempt Fund and Arizona Tax-Exempt Fund may purchase investment grade obligations within the fourth highest category when acceptable obligations with higher ratings are unavailable for investment by such Funds. While obligations rated within the fourth highest category are regarded as having an adequate capacity to pay principal and interest, such obligations lack outstanding investment characteristics and in fact have speculative characteristics as well. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. No more than 10% of the Arizona Tax-Exempt Fund's total assets will be invested in municipal obligations which are rated at the time of purchase below one of the three highest categories.

     If, subsequent to its purchase by a Fund, an issue of debt securities should cease to be rated by one or more of the Fund's selected NRSROs due to factors relating to the value of the security, or should its rating be reduced by one or more of such NRSROs below the minimum rating required for purchase by such Fund, the Advisor will consider such event in determining whether the Fund should continue to hold the security.

     Each of the Funds may also acquire tax-exempt commercial paper rated within the highest rating category or, when deemed advisable by the Fund's Advisor, rated within the second highest rating category. Each Fund may acquire municipal notes and variable rate demand obligations rated within one of the two highest rating categories.

     The California Funds may invest more than 15% of their net assets in municipal lease obligations determined by the Board of Trustees to be liquid investments based upon guidelines established for the Advisor providing for analysis of such factors as the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential buyers, and the willingness of dealers to undertake to make a market in the security.

     Unrated obligations purchased by a Fund will be determined by the Advisor to be comparable in quality to instruments that are so rated. (See Appendix A for a description of applicable debt obligation ratings).

     Each Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes in short-term taxable money market instruments, in securities issued by other investment companies which invest in taxable or tax-exempt money market instruments and in U.S. Government obligations. In addition, each Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Advisor, suitable tax-exempt obligations are unavailable.

     The types of securities and investment practices used by the Funds are described in greater detail under the section "Description of Securities and Investment Practices" on pages 44-49 of this Prospectus.

                        RISKS OF INVESTING IN THE FUNDS

     The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund.

     The market value of a Fund's investment in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value. The Funds may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) which are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

     In seeking to achieve its investment objective, each Fund may invest in municipal obligations that are private activity bonds the interest on which is subject to the Federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of each Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although each Fund does not presently intend to do so on a regular basis, it may invest 25% or more of its assets in industrial development bonds issued before August 7, 1986 that are not subject to the Federal alternative minimum tax and in municipal obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Advisor. To the extent that each Fund's assets are concentrated in municipal obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

     Each Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

     The concentration of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Funds in municipal obligations of particular states raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of Oregon, Arizona and California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

     Many of the California Funds' investments are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. In addition, both Oregon and Arizona have constitutional and/or statutory restrictions that affect government revenues.

     Because of the complex nature of the various initiatives and restrictions mentioned above, the certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these initiatives and related measures on the ability of governmental issuers in California, as well as Oregon and Arizona, to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in these states over the past several years.

     In addition to the various initiatives and restrictions discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California in particular. These economic factors have reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses have been rising. Such economic factors have also adversely impacted the ability of state and local California governmental entities to repay debt.


     In addition to the risk of nonpayment of state and local California governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are large numbers of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times. Similarly, there is a relatively small active market for municipal obligations of Oregon and Arizona issues other than the general obligations of the states themselves, and the market price of such bonds may therefore be volatile. If the Oregon Tax-Exempt Fund or Arizona Tax-Exempt Fund was forced to sell a large volume of Oregon obligations and Arizona obligations owned by it for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely offset the value of the Fund's portfolios.


     A more detailed description of special factors affecting investment in California, Oregon and Arizona municipal obligations is set forth in the Appendix to the SAI.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John
E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.

     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.

     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states. Prior to October 1, 1995 affiliates of FICM served as investment advisors for certain Funds as follows: First Interstate Bank of Oregon, N.A. served as investment advisor to the Oregon Tax-Exempt Fund; First Interstate Bank of Arizona, N.A. served as investment advisor to the Arizona Tax-Exempt Fund; and First Interstate Bank of Washington, N.A. and First Interstate Bank of Oregon, N.A. served as co-investment advisors to the National Tax-Exempt Fund. Prior to March 18, 1994, San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation, served as investment advisor to the California Funds.


     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.



     Mr. David Underwood serves as FICM's Director of Equity Funds Management. Mr. Underwood joined FICM in 1995. From 1993 to 1995 Mr. Underwood was employed by Integra Trust Company as Director of

Research. From 1990 to 1993 he was a Portfolio Manager with the firm of C.S. McKee Investment Advisors. Mr. G. Edward Means serves as FICM's Director of Fixed Income Management. Mr. Means joined FICM in January 1995. From 1992 to 1994 he was employed by Clayton Brown & Associates as Senior Vice President, Fixed Income. From 1984 to 1992 he was employed by First National Bank of Chicago as a Senior Vice President.

     Ms. Mary Gail Walton has been responsible for the day-to-day management of the Oregon Tax-Exempt Fund since February 1994 and the National Tax-Exempt Fund since the inception of the Fund. Ms. Walton has been employed by First Interstate since 1991. She joined FICM in April 1995. She currently serves as a Vice President, portfolio manager/analyst. From 1989 through 1990 Ms. Walton was employed by Badgley, Phelps & Bell, Inc.

     Mr. Richard Carhidi has been responsible for the day-to-day management of the Arizona Tax-Exempt Fund since the inception of the Fund, and the California Funds since June 1995. Mr. Carhidi has been employed by First Interstate since 1989. He joined FICM in April 1995. He currently serves as a Vice President.

     For the advisory services it provides to the Funds, FICM is entitled to receive from each Fund fees, payable monthly, at the annual rates, based on average daily net assets, as set forth below:

                                                    INVESTMENT
                        FUND                       ADVISORY FEE
    --------------------------------------------   ------------
    Oregon Tax-Exempt Fund......................       0.50%
    Arizona Tax-Exempt Fund.....................       0.50%
    California Tax-Exempt Fund..................       0.50%
    California Short-Term Tax-Exempt Fund.......       0.35%
    National Tax-Exempt Fund....................       0.50%


     The Advisor has agreed that during the current fiscal year, it will waive a portion of its fees so that total operating expenses will not exceed 1.20% of the average daily net assets of the Investor Shares of the California Tax-Exempt Fund. For its period ended September 30, 1995, the Oregon Tax-Exempt Fund paid advisory fees, after fee waivers, at the annual rate of 0.24% of its average daily net assets. For the same time period, the previous advisors to the Arizona Tax-Exempt Fund and National Tax-Exempt Fund waived their entire advisory fees. For their fiscal year ended September 30, 1995, the California Tax-Exempt Fund and California Short-Term Tax-

Exempt Fund paid advisory fees, after fee waivers, at the annual rates of 0.50% and 0.01%, respectively, of their average daily net assets.

THE SPONSOR AND DISTRIBUTOR


     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Funds. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust, however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.


     Under the Distribution Plan (the "Plan") adopted by the Funds for their Investor Shares, each Fund may pay directly or reimburse PFD Inc. monthly (subject to a limit of 0.50% per annum of the average daily net asset value of the outstanding Investor Shares of each Fund) for costs and expenses of PFD Inc. in connection with the distribution of Investor Shares of the Funds. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of PFD Inc., including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of Investor Shares, including promotional incentives and fees calculated with reference to the average daily net asset value of Investor Shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of Investor Shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of prospectuses to current shareholders and the operation of its Plan, including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by PFD Inc. in any given year in excess of the maximum annual amount payable under the Plan for that Fund. All payments made under the Plan for Investor Shares are borne entirely by a Fund's Investor Shares.

     In addition to sales charges paid to dealers, PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of Investor Shares of the Funds and/or other funds distributed by Furman Selz or PFD Inc.

during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Securities, Inc.

ADMINISTRATIVE SERVICES

     The Funds have also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Funds. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for each Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS

     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Funds' Investor Shares, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Investor Shares of the Funds owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Funds' Investor Shares.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES


     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Funds include legal and auditing expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund accounting, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Funds. Trust expenses directly attributable to a particular Fund are charged to that Fund, and expenses attributable to a particular class of shares of a Fund (such as distribution payments under the Plan and Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.

PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best execution of the Funds' orders. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor.

     A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a Fund. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's objective and policies.

                              FUND SHARE VALUATION

     The net asset value of each class of shares of the Funds is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day,

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor, Furman Selz and PFD Inc., are accrued daily and taken into account for the purpose of determining the net asset value.

     Bonds and other fixed-income securities are normally valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                           PRICING OF INVESTOR SHARES

     Orders for the purchase of Investor Shares will be executed at the net asset value per share plus any applicable sales charge (the "public offering price") next determined after an order has become effective. Investor Shares of the California Short-Term Tax-Exempt Fund are sold without a sales charge. The sales charge on purchases of Investor Shares of the other Funds varies with the size of the purchase made according to the following schedule:

                                    SALES CHARGE AS A      AMOUNT OF SALES
                                      PERCENTAGE OF        CHARGE REALLOWED
                                   --------------------    TO DEALERS AS A
                                    PUBLIC       NET          PERCENTAGE
                                   OFFERING     AMOUNT        OF PUBLIC
      AMOUNT OF INVESTMENT          PRICE      INVESTED     OFFERING PRICE
--------------------------------   --------    --------    ----------------
Less than $100,000..............     4.50%       4.71%           4.00%
$100,000 but less than
  $250,000......................     3.50%       3.63%           3.00%
$250,000 but less than
  $500,000......................     2.60%       2.67%           2.25%
$500,000 but less than
  $1,000,000....................     2.00%       2.04%           1.75%
$1,000,000 and over.............     None+       None+           None+

---------------
+ There is no initial sales charge on purchases of $1 million or more; however, the Distributor pays investment dealers and financial institutions a commission from its own resources of 0.70% of the amount invested, and shareholders who redeem their Investor Shares within one year of the date of purchase will be subject to a 1% contingent deferred sales charge for the purpose of reimbursing the Distributor for the commission paid.

     The initial sales load will not apply to Investor Shares purchased by: (i) trust, investment management, advisory and fiduciary accounts managed or administered by First Interstate Bancorp, its subsidiaries and affiliates, or the Advisor pursuant to a written agreement; (ii) any person purchasing Investor Shares with the proceeds of a distribution from a trust, investment management, advisory or other fiduciary account managed or administered by First Interstate Bancorp, its subsidiaries and affiliates, or the Advisor pursuant to a written agreement; (iii) any person purchasing Investor Shares with the proceeds of a redemption from a mutual fund, other than an investment portfolio offered by the Trust, that was originally purchased with a sales load; (iv) Furman Selz or any of its affiliates; (v) Trustees or officers of the Funds; (vi) directors or officers of Furman Selz, the Advisor, or their affiliates or bona fide employees or former employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts); or (vii) retirement accounts or plans for which a depository institution, which is a client or customer of the Advisor, Furman Selz or PFD Inc. serves as custodian or trustee, or to any trust, pension, Individual Retirement Account ("IRA"), spousal IRA, profit-sharing or other benefit plan for such persons so long as such Investor Shares are purchased through PFD, Inc. The initial sales load also does not apply to Investor Shares sold to representatives of selling brokers and members of their immediate families. In addition, the initial sales load does not apply to sales to bank trust departments, acting on behalf of one or more clients, of Investor Shares having an aggregate value equal to or exceeding $200,000.

     See "Dividends, Distributions and Federal Income Tax," for an explanation of circumstances in which a sales load paid to acquire Investor Shares of a mutual fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

QUANTITY DISCOUNTS IN THE SALES CHARGES

     The following quantity discounts shall be available to: (a) an individual, his or her spouse, and their children under the age of 21, and any trust, pension, IRA, spousal IRA, profit sharing or other benefit plan for such persons; (b) a trustee or other fiduciary of a single trust estate or a single fiduciary account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, and (d) tax-exempt organizations under Section 501(c)(3) of the Code.

     Right of Accumulation. For Investor Shares of the Funds that are subject to a sales charge, the schedule of reduced sales charges will be applicable once the accumulated value of the account has reached

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

$100,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any Investor Shares of those investment portfolios of the Trust that are subject to a sales charge and are owned at the time of such purchase by the investor. The sales charge imposed on the Investor Shares being purchased will then be at the rate applicable to the aggregate value of Investor Shares owned and to be purchased by the investor. For example, if the investor held Investor Shares valued at $100,000 and purchased an additional $20,000 of Investor Shares (totalling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors or their dealers make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of Investor Shares. If the investor knows that he will be making additional purchases of Investor Shares in the future, he may wish to consider executing a Letter of Intent.

     Letter of Intent. The schedule of reduced sales charges is also available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Investor Shares of a particular Fund which is subject to a sales charge. Investor Shares of such a Fund previously purchased during the 90-day period prior to the date of receipt by the Fund of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder or the dealer notifies the Fund of such prior purchases.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of Investor Shares totalling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

     The Letter of Intent does not obligate the investor to purchase, or a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Fund is

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

authorized by the shareholder to liquidate a sufficient number of escrowed Investor Shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to PFD Inc., increase the amount of the stated goal. In that event, Investor Shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Investor Shares pursuant to a Letter of Intent should carefully read the application for a Letter of Intent which is available from the Trust.

                         MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in the Funds is $500. Any subsequent investments must be at least $50. All initial investments should be accompanied by a completed Purchase Application. The Funds reserve the right to reject purchase orders.

                          PURCHASE OF INVESTOR SHARES

     THE FOLLOWING PURCHASE PROCEDURES DO NOT APPLY TO CERTAIN TRUST OR OTHER ACCOUNTS THAT ARE MANAGED BY FIRST INTERSTATE BANCORP, ITS SUBSIDIARIES OR AFFILIATES. AN ACCOUNT CUSTOMER SHOULD CONSULT HIS OR HER ACCOUNT OFFICER FOR PROPER INSTRUCTIONS.

     All funds received by the Trust are invested in full and fractional Investor Shares of the appropriate Fund. Certificates for Investor Shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. Investor Shares are available to new and existing shareholders through authorized brokers, investment advisors and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment advisor or Service Organi-zation with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of a Fund's net asset value and transmitted to the Trust prior to the close of its business day (which is currently 5:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase Investor Shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to ensure its correct processing. You can reach the Wire Desk at 1-800-662-8417.

     Have your bank wire funds using the following instructions:
          Investors Fiduciary Trust Company
          Kansas City, MO 64105
          ABA #1010-0362-1
          Account #7527950
          Further Credit to: Fund Name

     As long as you have read the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Funds. With the Purchase Application, the shareholder can specify other distribution options and add any special features offered by a Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     Automatic Investment Program. An eligible shareholder may also participate in the Pacifica Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund accounts. Contact the Trust at 1-800-662-8417 for more information about the Pacifica Automatic Investment Program.

                          EXCHANGE OF INVESTOR SHARES

     The Funds offer two convenient ways to exchange Investor Shares in a Fund for Investor Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Investor Shares of one portfolio for Investor Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order, plus any applicable sales charge.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of Investor Shares, equal to the excess of the sales load applicable to the Investor Shares to be acquired, over the amount of any sales load previously paid on the Investor Shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of the Funds may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

     In addition, Institutional Shares of a Fund may be exchanged for Investor Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

     Exchange by Mail. To exchange Investor Shares of a Fund by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including a member of a national securities exchange or by a commercial bank or trust company, broker-dealers, credit unions and savings associations.

     Exchange by Telephone. To exchange Investor Shares of a Fund by telephone, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See "Redemption of Investor Fund Shares -- By Telephone" for a discussion of telephone transactions generally.

                         REDEMPTION OF INVESTOR SHARES

     Shareholders may redeem their Investor Shares, in whole or in part, on any Business Day. Investor Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Trust. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized.

     Where the Investor Shares to be redeemed have been purchased by check, the Trust may delay payment of the redemption proceeds until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the Investor Shares are redeemed, dividends on the Investor Shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the Investor Shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Trust has no present intention to do so, it reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers or U.S. mail. The services offered by the Funds may be modified or terminated at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders.

     You may redeem your Investor Shares using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. You may redeem your Investor Shares by contacting your broker or investment advisor and instructing him or her to redeem your Investor Shares. He or she will then contact PFD Inc. and place a redemption trade on your behalf. He or she may charge you a fee for this service.

     By Mail. You may redeem your Investor Shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming Investor Shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your Investor Shares by calling the Funds toll free at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Funds.

Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions.

     By Wire. You may redeem your Investor Shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank.

     Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and a copy of a void check from the account where proceeds are to be wired is attached to the Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf.

     Check Writing. A check redemption ($500 minimum, no maximum) feature is available. Checks are free and may be obtained from the Funds. It is not possible to use a check to close out your account since additional shares accrue daily.

     The above-mentioned services "By Telephone," "By Wire," and Check Writing are not available for IRAs and trust clients of an affiliate of First Interstate Bancorp.

     Systematic Withdrawal Plan. An owner of $10,000 or more of Investor Shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of Investor Shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the Investor Shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Reinstatement Privilege. A shareholder in the Funds who has redeemed Investor Shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the same Fund and the same account from which the Investor Shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of Investor Shares acquired by reinstatement, except through an adjustment in the tax basis of the Investor Shares so acquired. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of a Fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient Investor Shares to bring the value of the account above $500, this restriction will not apply.

     Redemption in Kind. All redemptions of Investor Shares of the Funds shall be made in cash, except that the commitment to redeem Investor Shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

FEDERAL TAXES


     Each Fund has qualified and intends to continue to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes its earnings in accordance with the Code.


     Each Fund intends to distribute to its shareholders substantially all of its net tax-exempt interest income and its investment company taxable income (which includes, among other items, dividends and taxable interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The California Funds will declare distributions of such income daily and pay those dividends monthly. The other Funds will declare dividends and distribute such income monthly. Each Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     With respect to the California Funds the amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

     Distributions will be paid in additional shares of the same class held by a shareholder based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash.

     In the case of the California Funds, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.


     Dividends derived from interest excludable from gross income under the Code on obligations issued by states or political subdivisions thereof and which are designated by the Funds as "exempt-interest dividends" are not subject to the regular Federal income tax. Each of the Funds will be qualified to designate and pay exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from Federal income tax under Code
Section 103. To the extent that a Fund's dividends distributed to shareholders are derived from earnings on interest income exempt from Federal income tax and are designated as "exempt-interest dividends" by that Fund, they will be excludable from a shareholder's gross income for regular Federal income tax purposes. Other dividends paid by the Funds, if any, will be taxable to shareholders.


     The Funds may derive interest on temporary taxable investments and realize capital gains or losses from its portfolio transactions, including the sale of securities. Dividends derived from such interest, short-term capital gains, and long-term capital gains, respectively, will be taxable to shareholders as described, whether such distributions are made in cash or in additional shares of the Fund. In addition, a sale of shares in Funds (including a redemption of such shares and an exchange of shares between Funds) may be a taxable event and may result in a taxable gain or loss to the shareholder. It is possible that a portion of the distributions of the Funds may constitute taxable rather than tax-exempt income in the hands of a shareholder. A loss realized by a shareholder on the redemption, sale, or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of the exempt-interest dividends received if such shares have been held by the shareholder for six months or less.

     Tax-exempt interest from certain private activity bonds and exempt-interest dividends attributable to that interest income constitute an item of tax preference under the alternative minimum tax. Therefore, if a Fund invests in such private activity bonds, certain shareholders may become subject to the alternative minimum tax on that part of such Fund's exempt-interest dividends derived from interest income on such bonds. See the SAI for further information about the tax consequences for certain types of investors of a Fund investing in private activity bonds.

     The entire amount of exempt-interest dividends received from the Funds by most corporations will be part of an adjustment in computing alternative minimum taxable income and will have to be taken into account for purposes of the environmental tax under the Code.


     There could be retroactive revocation of the tax-exempt status of certain municipal obligations after their issuance. In addition, in connection with budget and tax reform efforts, proposals may be made or adopted which would change the tax treatment arising from an investment in the Funds. It is not possible to predict the precise impact of any of these events, but they may affect the value of the securities in the Fund's portfolio.

     Deductions for interest expense incurred (or deemed incurred) to acquire or carry shares of a Fund may be subject to limitations that reduce or eliminate such deductions. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the purchase of shares.

     Up to 85% of an individual's social security benefits and certain railroad retirement benefits may be subject to Federal income tax. Along with other factors, total tax-exempt income, including exempt-interest dividends, is used to calculate the portion of such benefits that are taxed.

     The treatment for state, local and municipal tax purposes of distributions of exempt-interest dividends from the Funds will vary according to the laws of state and local taxing authorities. Exempt-interest dividends and other dividends may be subject to state and local taxation. Investors should consult with their tax advisors as to the availability of any exemptions from such taxes. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds may suffer adverse tax consequences from investing in a Fund and, therefore, should consult their tax advisors before purchasing Fund shares. In some instances, a state or city may exempt from tax the portion of the distribution from the Fund that represents interest received on obligations of that state or its political subdivisions. Under the laws of certain other states and cities, the entire amount of any such distribution may be taxable. Shareholders will be notified annually of the Federal income tax status of distributions and the percentage of municipal obligation interest income received, with its source indicated.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a

Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Before purchasing shares in the Funds, the impact of dividends and distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     The dividends paid by the Funds are not expected to qualify for the dividends-received deduction available to corporations.

     Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of the Fund or of another investment portfolio of the Trust are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

STATE TAXES

     OREGON STATE AND LOCAL TAXES. Individuals, trusts and estates resident in Oregon will not be subject to Oregon personal income tax on distributions from the Oregon Tax-Exempt Fund that represent tax-exempt interest paid on municipal obligations of the State of Oregon and its political subdivisions and certain other issuers, including Puerto Rico and Guam. Such individuals, trusts and estates will be subject to Oregon personal income tax on other types of distributions received from the Oregon Tax-Exempt Fund, including distributions of interest on municipal obligations issued by other issuers and all long-term and short-term capital gains. Except as noted above with respect to Oregon personal income taxation of individuals, trusts and estates resident in Oregon, distributions from the Oregon Tax-Exempt Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Corporations subject to the Oregon corporate excise tax will generally be subject to tax on all distributions from the Oregon Tax-Exempt Fund, including distributions of income that is exempt for Federal tax purposes. Shares of the Oregon Tax-Exempt Fund will not be subject to the Oregon property tax.

     Shareholders of the Oregon Tax-Exempt Fund, including part-year residents of Oregon, should consult their tax advisors about other state and local tax consequences of their investments in the Oregon Tax-Exempt

Fund, which may have different consequences from those under Federal income tax law.

     ARIZONA STATE TAXES. Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under sec.852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

     There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisor about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

     CALIFORNIA STATE TAXES. If, at the close of each quarter of the California Funds' taxable year, at least 50% of the value of their respective total assets consists of California municipal obligations and certain specified federal obligations, and if the Funds qualify as a regulated investment company for federal tax purposes, then the Funds will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Funds so qualify, dividends derived from interest attributable to California municipal obligations and such federal obligations will be exempt from California state personal income tax. (Such treatment may not apply, however, to investors who are "substantial users" or "related persons" with respect to facilities financed by portfolio securities held by the Fund.) For this purpose, federal obligations are any obligations the interest on which is excludable from income under the United States Constitution or the laws of the United States. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary or capital gain dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.

     NATIONAL TAX-EXEMPT FUND -- STATE AND LOCAL TAXES. Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under Federal income tax law.

                         DESCRIPTION OF SECURITIES AND
                              INVESTMENT PRACTICES

     Municipal Obligations. The two principal classifications of municipal obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and ad valorem taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "municipal obligations" if the interest paid thereon is exempt from regular Federal income tax (See "Dividends, Distributions and Federal Income Tax" above) and not treated as a specific tax preference item under the Federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal obligations may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

     Further, the Funds may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations may also be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

     The Advisor for the Funds, under the supervision of the Board of Trustees, will make determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. A Fund may also purchase unrated municipal lease obligations. The Advisor, under the supervision of the Board of Trustees, will determine the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the underlying lease will not be canceled.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Advisor nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     Securities Issued by Other Investment Companies. Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by a Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of that Fund.

     Variable and Floating Rate Instruments. Instruments purchased by a Fund may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by a Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

     Stand-by Commitments. The Funds may acquire "stand-by commitments" with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified municipal obligations at a price equal to their amortized cost value plus accrued interest. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their respective rights thereunder for trading purposes.

     Derivative Securities. The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     Illiquid Securities. Each Fund will not knowingly invest more than 15% (10% in the case of the California Tax-Exempt Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Advisor determines under the supervision of the Board that a liquid trading market exists).

     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Advisor believes that the market for certain restricted securities may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     The Advisor monitors the liquidity of restricted securities in each of the Funds under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing restricted securities.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the SAI.

No Fund may:

     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 50% of a Fund's total assets may be invested without regard to this 5% limitation.

     2. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     3. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.

     Restriction 1 does not apply to the California Funds. Instead, as a non-fundamental investment restriction, each California Fund will not hold any securities (except U.S. Government securities and repurchase agreements collateralized by such securities) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer (except U.S. Government, its agencies and instrumentalities).

     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Funds will not at any time have more than 15% of their respective net assets invested in illiquid securities.

                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     The Board of Trustees has authorized the issuance of two classes of shares in each of the Funds described in this Prospectus -- Investor Shares and Institutional Shares. Each share of a Fund represents an equal proportionate interest in a particular Fund with other shares of the same class and is entitled to such dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.

     Each Fund's Investor Shares and Institutional Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has not approved a Distribution Plan with respect to Institutional Shares. Each Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net asset value of the Funds' outstanding Institutional Shares owned by shareholders with whom a

Service Organization has a servicing relationship. Institutional Shares of the Funds are purchased at net asset value per share without a sales charge. Because of the "class expenses" and sales charges, the performance of a Fund's Institutional Shares is expected to be higher than the performance of its Investor Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Funds' Institutional Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.

PERFORMANCE INFORMATION

     A Fund may, from time to time, include yield and total return data for its Investor Shares and Institutional Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields and total returns of the Funds are mandated by the SEC.

     Quotations of "yield" for a class of shares of a Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of the expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Quotations of average annual total return for a class of shares of a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class over periods of 1, 5 and 10 years (up to the life of that class), reflect the deduction of a proportional share of expenses allocated to that class (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     The Funds may also advertise "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to Federal and/or state taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum applicable marginal tax rate). A taxable equivalent yield quotation for a Fund will be higher than the Fund's yield quotations.

     The following charts show the approximate yield a taxable investment would have to earn to keep up with the yield of a tax-exempt investment. Across the top of each table are various tax-exempt rates of return. On the left are tax rates reflecting different state tax brackets plus a 28% Federal Income Tax rate. By following across the table at the appropriate tax rate, you can find the taxable yield you would need to achieve in order to equal the tax-exempt yield at the top of the table.

                                      1994 FEDERAL TAX RATES
                      INCOME      INCOME      INCOME      INCOME      INCOME
                      $22,750-   $ 55,100-               $115,000-       Over
 Single Return        $55,100    $115,000         N/A    $250,000    $250,000
                      $38,000-   $ 91,850-   $140,000-                   Over
 Joint Return         $91,850    $140,000    $250,000         N/A    $250,000
 Federal Tax Rate+        28%         31%         36%         38%       39.6%

+ This rate assumes the maximum effective Federal income tax rate. Your effective tax rate may vary depending upon your filing status and taxable income level. For some investors, alternative minimum tax considerations may apply.

OREGON TAX-EXEMPT FUND*

    ASSUMED OREGON &
  28% FEDERAL COMBINED
    TAX-FREE RATE OF
         RETURN           4.00%    4.50%    5.00%    5.50%     6.00%
 Tax Rate: 31.0%          5.80%    6.52%    7.25%     7.97%     8.70%
 Tax Rate: 33.0%          5.97%    6.72%    7.46%     8.21%     8.96%
 Tax Rate: 43.0%          7.02%    7.90%    8.77%     9.65%    10.53%
 Tax Rate: 48.6%          7.78%    8.76%    9.73%    10.70%    11.67%

ARIZONA TAX-EXEMPT FUND*

   ASSUMED ARIZONA &
  28% FEDERAL COMBINED
    TAX-FREE RATE OF
         RETURN           4.00%    4.50%    5.00%    5.50%     6.00%
 Tax Rate: 32.4%          5.92%    6.66%    7.40%     8.14%     8.88%
 Tax Rate: 36.25%         6.28%    7.06%    7.84%     8.63%     9.41%
 Tax Rate: 41.5%          6.84%    7.69%    8.55%     9.40%    10.26%
 Tax Rate: 46.6%          7.49%    8.43%    9.36%    10.30%    11.24%

THE CALIFORNIA FUNDS*

  ASSUMED CALIFORNIA &
  28% FEDERAL COMBINED
    TAX-FREE RATE OF
         RETURN           4.00%    4.50%    5.00%    5.50%     6.00%
 Tax Rate: 32.32%         5.91%    6.65%    7.39%     8.13%     8.87%
 Tax Rate: 37.42%         6.39%    7.19%    7.99%     8.79%     9.59%
 Tax Rate: 41.95%         6.89%    7.75%    8.61%     9.47%    10.34%
 Tax Rate: 45.64%         7.36%    8.28%    9.20%    10.12%    11.04%

NATIONAL TAX-EXEMPT BOND FUND*

    ASSUMED FEDERAL
    TAX-FREE RATE OF
         RETURN           4.00%    4.50%    5.00%    5.50%     6.00%
 Tax Rate: 28.0%          5.56%    6.25%    6.94%     7.64%     8.33%
 Tax Rate: 31.0%          5.80%    6.52%    7.25%     7.97%     8.70%
 Tax Rate: 36.0%          6.25%    7.03%    7.81%     8.59%     9.38%
 Tax Rate: 38.0%          6.45%    7.26%    8.07%     8.87%     9.68%
 Tax Rate: 39.6%          6.62%    7.45%    8.28%     9.11%     9.93%

* Each chart shows the taxable rate of return an investor needs to achieve in order to equal various tax-free returns. At higher tax rates a higher yield is required to overcome the tax burden. Yields set forth are for illustrative purposes only and do not reflect a Fund's past and/or future performance. Your investment in the Funds may be subject to Alternative Minimum Tax (AMT).

     Performance information for a Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical

Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see "Other Information -- Performance Information" in the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds, 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

INVESTMENT ADVISOR
First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258

ADMINISTRATOR
Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR
Pacifica Funds Distributor Inc.
230 Park Avenue
New York New York 10169

CUSTODIAN
First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]             PACTFIV-2/96

[PACIFICA LOGO]

(INSTITUTIONAL SHARES)

PACIFICA OREGON TAX-EXEMPT FUND

PACIFICA ARIZONA TAX-EXEMPT FUND

PACIFICA CALIFORNIA TAX-EXEMPT FUND

PACIFICA CALIFORNIA SHORT-TERM
TAX-EXEMPT FUND

PACIFICA NATIONAL TAX-EXEMPT FUND



PROSPECTUS
FEBRUARY 1, 1996

[FIRST INTERSTATE BANK LOGO]
Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                             (INSTITUTIONAL SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

                        ("FURMAN SELZ" OR THE "SPONSOR")

                PACIFICA FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Institutional Shares of the following five portfolios (the "Funds"):

    - Pacifica Oregon Tax-Exempt Fund
    - Pacifica Arizona Tax-Exempt Fund
    - Pacifica California Tax-Exempt Fund
    - Pacifica California Short-Term Tax-Exempt Fund
    - Pacifica National Tax-Exempt Fund


    This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.

                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
     THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                     THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
HIGHLIGHTS...............................................     3
FUND EXPENSES............................................     6
FEE TABLE -- INSTITUTIONAL SHARES........................     6
FINANCIAL HIGHLIGHTS.....................................    10
THE FUNDS................................................    16
INVESTMENT POLICIES AND PRACTICES OF THE FUNDS...........    16
RISKS OF INVESTING IN THE FUNDS..........................    18
MANAGEMENT OF THE FUNDS..................................    21
FUND SHARE VALUATION.....................................    27
PURCHASE AND REDEMPTION OF INSTITUTIONAL SHARES..........    27
EXCHANGE OF INSTITUTIONAL SHARES.........................    30
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX..........    31
DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES.......    36
INVESTMENT RESTRICTIONS..................................    41
OTHER INFORMATION........................................    42
APPENDIX.................................................   A-1

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     This Prospectus describes five non-diversified investment portfolios managed by First Interstate Capital Management, Inc. Each Fund has a distinct investment objective and policies.

     The Oregon Tax-Exempt Fund. The investment objective of the Oregon Tax-Exempt Fund is to provide investors with income exempt from Federal and Oregon personal income taxes. The Fund's assets will be primarily invested in debt instruments issued by or on behalf of the State of Oregon, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

     The Arizona Tax-Exempt Fund. The investment objective of the Arizona Tax-Exempt Fund is to provide investors with income exempt from Federal and Arizona personal income taxes. The Fund's assets will be primarily invested in debt instruments issued by or on behalf of the State of Arizona, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

     The California Tax-Exempt Fund. The investment objective of the California Tax-Exempt Fund is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with limiting the risk of potential capital loss. The Fund pursues this objective by investing primarily in debt instruments issued by or on behalf of the State of California, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

     The California Short-Term Tax-Exempt Fund. The investment objective of the California Short-Term Tax-Exempt Fund is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with limiting the risk of potential loss. The Fund pursues this objective by investing primarily in short-term debt instruments issued by or on behalf of the State of California, other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. The Fund will maintain a dollar-weighted average portfolio maturity of three years or less.

     The National Tax-Exempt Fund. The investment objective of the National Tax-Exempt Fund is to provide investors with income exempt from Federal income taxes. The Fund's assets will be primarily invested in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions.

     For additional information concerning the investment policies, practices and risk considerations of the Funds, see "The Funds," "Investment Policies and Practices of the Funds" and "Risks of Investing in the Funds" in this Prospectus.

RISKS OF INVESTING IN THE FUNDS


     The price per share of the Funds will fluctuate with changes in the value of the investments held by each Fund. A Fund's performance will change daily based on many factors, including the quality of the instruments in each Fund's investment portfolio, national economic conditions, interest rate levels and general market conditions. Depending on these factors, the net asset value of a Fund may decrease instead of increase. Certain Funds may seek to achieve their investment objectives through investments in instruments with the lowest investment grade rating which have speculative characteristics. The policy of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund and California Short-Term Tax-Exempt Fund to invest primarily in Oregon, Arizona and California municipal obligations also presents certain risks because each Fund's performance will be closely tied to the economic and political conditions of a particular state. All of the Funds are also classified as non-diversified portfolios under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Funds may be more sensitive to factors affecting a particular issuer.


     During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value.

     There is no assurance that any Fund will achieve its investment objective.

MANAGEMENT OF THE FUNDS

     First Interstate Capital Management, Inc. acts as investment advisor to the Funds. For its services, the Advisor is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Institutional Shares" and "Management of the Funds" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Funds. Furman Selz provides certain management and administrative services to the Funds, and is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Funds' shares.

     Fees and expenses charged to the Funds are outlined on pages 6-9 of this Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS

     Purchase orders for the Funds received in proper order by 4:15 p.m., Eastern time, will become effective that day.

     Institutional Shares of the Funds are purchased at net asset value without a sales charge.

     Shareholders may purchase, redeem or exchange Institutional Shares by telephone.

     All dividends and distributions will be automatically reinvested at net asset value in additional Institutional Shares of the applicable Fund unless cash payment is requested.


     - Distributions for the Funds are generally paid monthly.


     For additional information on how to purchase and redeem Institutional Shares of the Funds, see "Purchase and Redemption of Institutional Shares" and "Exchange of Institutional Shares."

                                 FUND EXPENSES

     The following tables list the costs and expenses that an investor will incur either directly or indirectly as an Institutional shareholder of a Fund based upon the Fund's operating expenses for its most recent fiscal year, adjusted to reflect current fees and expenses.

                       FEE TABLE -- INSTITUTIONAL SHARES


                                              OREGON      ARIZONA
                                            TAX-EXEMPT   TAX-EXEMPT
                                               FUND         FUND
                                            ----------   ----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering
     price)...............................      None         None
  Maximum Sales Load Imposed on Reinvested
     Dividends (as a percentage of
     offering price)......................      None         None
  Deferred Sales Load (as a percentage of
     redemption proceeds).................      None         None
  Redemption Fees.........................      None         None
  Exchange Fee............................      None         None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)(++).....     0.30%        0.00%
  Other Expenses (after waivers)(++)++....     0.40%        0.40%
                                              ------       ------
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++.................     0.70%        0.40%
                                              ------       ------
                                              ------       ------


---------------

  (++) Management Fees (before waivers) would be 0.50% and 0.50%, respectively.


 (++)++ Other Expenses (before waivers) would be 0.43% and 0.61%, respectively.



(++)++++ Total Fund Operating Expenses (before waivers) would be 0.93% and
         1.11%, respectively.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Institutional Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                                              OREGON      ARIZONA
                                            TAX-EXEMPT   TAX-EXEMPT
                                               FUND         FUND
                                            ----------   ----------
1 year....................................     $  7         $  4
3 years...................................       22           13
5 years...................................       39           22
10 years..................................       87           51


---------------

(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                       FEE TABLE -- INSTITUTIONAL SHARES


                                              CALIFORNIA
                                 CALIFORNIA   SHORT-TERM    NATIONAL
                                 TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT
                                    FUND         FUND         FUND
                                 ----------   ----------   ----------
SHAREHOLDER TRANSACTION
  EXPENSES:
  Maximum Sales Load Imposed on
     Purchases (as a percentage
     of offering price)........      None         None         None
  Maximum Sales Load Imposed on
     Reinvested Dividends (as a
     percentage of offering
     price)....................      None         None         None
  Deferred Sales Load (as a
     percentage of redemption
     proceeds).................      None         None         None
  Redemption Fees..............      None         None         None
  Exchange Fee.................      None         None         None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average
  net assets)
  Management Fees (after
     waivers)(++)..............     0.50%        0.05%        0.00%
  Other Expenses(++)++.........     0.35%        0.55%        0.35%
                                   ------       ------       ------
TOTAL FUND OPERATING EXPENSES
  (after waivers)(++)++++......     0.85%        0.60%        0.35%
                                   ======       ======       ======



---------------

  (++) Management Fees (before waivers) would be 0.50%, 0.35% and 0.50%, respectively.


 (++)++ Other Expenses (before waivers) would be 0.37%, 0.68% and 0.35%, respectively.



(++)++++ Total Fund Operating Expenses (before waivers) would be 0.87%, 1.03% and 0.85%, respectively.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Institutional Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                                              CALIFORNIA
                                 CALIFORNIA   SHORT-TERM    NATIONAL
                                 TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT
                                    FUND         FUND         FUND
                                 ----------   ----------   ----------
1 year.........................     $  9         $  6         $  4
3 years........................       27           19           11
5 years........................       47           33           20
10 years.......................      105           75           44


---------------

(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                              FINANCIAL HIGHLIGHTS


     The financial information shown below is to assist investors in evaluating the performance of the Funds since their commencement of operations. The following information for the periods through September 30, 1995 for the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund has been audited by the former independent accountants of these Funds, whose report on the financial statements appears in the September 30, 1995 Report to Shareholders for the Funds. The following information for the year ended September 30, 1995 for the California Tax-Exempt Fund and California Short-Term Tax-Exempt Fund (collectively, the "California Funds") has been audited by Ernst Young LLP, whose report on the financial statements appears in the 1995 Annual Report to Shareholders for the Funds. These reports and financial statements are incorporated by reference into the SAI. The supplementary information for each of the four years in the period ended September 30, 1994 for the California Funds has been audited by the former independent accountants for these Funds. For the periods shown, the California Tax-Exempt Fund and California Short-Term Tax-Exempt Fund offered only one class of shares to both institutional and retail investors. The financial data shown below for these Funds pertains to the Investor Shares of such Funds, which are not offered through this Prospectus. No financial data is shown for the Institutional Shares of such Funds because that class of shares did not commence operations prior to October 1, 1995. See "Other Information - Capitalization. The following financial data should be read in conjunction with the related financial statements and notes thereto. Further information about the Funds is contained in their Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-662-8417.

For a share outstanding throughout the periods indicated:

                            OREGON TAX-EXEMPT FUND*

                                                                  PERIOD ENDED        FOR THE YEAR ENDED MAY 31,
                                                                  SEPTEMBER 30,     -------------------------------
                                                                     1995**             1995              1994
                                                                  -------------        ------            ------
Net asset value -- Beginning of Period........................       $ 16.47           $    16.17        $    16.79
INCOME FROM INVESTMENT OPERATIONS
 Net investment income........................................          0.28                 0.82              0.84
 Net realized and unrealized gain (loss) on investments.......         (0.08)                0.39             (0.43)
                                                                      ------               ------            ------
 Total income from investment operations......................          0.20                 1.21              0.41
                                                                      ------               ------            ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.........................         (0.29)               (0.87)            (0.82)
 Distributions from net realized gain on investments..........         (0.00)               (0.04)            (0.21)
                                                                      ------               ------            ------
 Total dividends and distributions to shareholders............         (0.29)               (0.91)            (1.03)
                                                                      ------               ------            ------
 Net asset value -- End of Period.............................       $ 16.38           $    16.47        $    16.17
                                                                  ==============         ========          ========
   Total return (excluding sales load)........................          3.67%+               7.92%             2.33%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)..............................       $50,077           $   52,245        $   53,846
 Ratio of expenses to average net assets......................          0.70%+               0.70%             0.62%
 Ratio of net investment income to average net assets.........          5.01%+               5.19%             4.90%
 Ratio of expenses to average net assets without fee
   waivers....................................................          1.01%+               0.90%             0.84%
 Ratio of net investment income to average net assets without
   fee waivers................................................          4.70%+               4.99%             4.69%
 Portfolio turnover rate(1)...................................         56.53%               15.46%            22.10%

                                                                                       FOR THE YEAR ENDED MAY 31,
                                                                                     -------------------------------
                                                                    1993              1992              1991              1990
                                                                   ------            ------            ------             -----
Net asset value -- Beginning of Period........................     $    16.07        $    15.74        $    15.27        $    15.35
INCOME FROM INVESTMENT OPERATIONS
 Net investment income........................................           0.86              0.91              0.94              0.93
 Net realized and unrealized gain (loss) on investments.......           0.76              0.38              0.47             (0.06)

                                                                       ------            ------            ------             -----
 Total income from investment operations......................           1.62              1.29              1.41              0.87
                                                                       ------            ------            ------             -----
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.........................          (0.86)            (0.92)            (0.94)            (0.93)

 Distributions from net realized gain on investments..........          (0.04)            (0.04)            (0.00)            (0.02)

                                                                       ------            ------            ------             -----
 Total dividends and distributions to shareholders............          (0.90)            (0.96)            (0.94)            (0.95)

                                                                       ------            ------            ------             -----
 Net asset value -- End of Period.............................     $    16.79        $    16.07        $    15.74        $    15.27
                                                                     ========          ========          ========           =======
   Total return (excluding sales load)........................          10.36%             8.45%             9.58%             5.80%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)..............................     $   45,435        $   25,002        $   14,607        $    7,550
 Ratio of expenses to average net assets......................           0.60%             0.60%             0.55%             0.50%

 Ratio of net investment income to average net assets.........           5.34%             5.81%             6.27%             6.26%

 Ratio of expenses to average net assets without fee
   waivers....................................................           0.91%             0.98%             1.03%             1.35%

 Ratio of net investment income to average net assets without
   fee waivers................................................           5.03%             5.43%             5.79%             5.41%

 Portfolio turnover rate(1)...................................           5.62%            16.96%            22.89%            93.67%

                                                                 FOR THE YEAR
                                                                    ENDED
                                                                    MAY 31,
                                                                 ------------
                                                                     1989
                                                                     -----
Net asset value -- Beginning of Period........................     $    15.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income........................................           0.93
 Net realized and unrealized gain (loss) on investments.......           0.31
                                                                        -----
 Total income from investment operations......................           1.24
                                                                        -----
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.........................          (0.89)
 Distributions from net realized gain on investments..........          (0.00)
                                                                        -----
 Total dividends and distributions to shareholders............          (0.89)
                                                                        -----
 Net asset value -- End of Period.............................     $    15.35
                                                                      =======
   Total return (excluding sales load)........................           8.55%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)..............................     $    3,175
 Ratio of expenses to average net assets......................           0.50%
 Ratio of net investment income to average net assets.........           6.64%
 Ratio of expenses to average net assets without fee
   waivers....................................................           3.29%
 Ratio of net investment income to average net assets without
   fee waivers................................................           3.85%
 Portfolio turnover rate(1)...................................           9.12%


---------------


 * The Fund operated as the Oregon Tax-Exempt Fund of Westcore Trust from its commencement of operations on June 1, 1988 until its reorganization as a portfolio of the Trust on October 10, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.



 ** The Fund changed its fiscal year from May 31 to September 30.



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $9,296,225 and $9,230,944, respectively.



 + Annualized.

For a share outstanding throughout the periods indicated:

                            ARIZONA TAX-EXEMPT FUND*

                                                                                    FOR THE PERIOD      FOR THE YEAR
                                                                                        ENDED          ENDED MAY 31,
                                                                                    SEPTEMBER 30,      --------------
                                                                                        1995**              1995
                                                                                    --------------         ------
Net asset value -- Beginning of Period..........................................       $  10.68           $     10.48
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..........................................................           0.17                  0.51
 Net realized and unrealized gain (loss) on investments.........................           0.06                  0.23
                                                                                         ------                ------
 Total income from investment operations........................................           0.23                  0.74
                                                                                         ------                ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...........................................          (0.20)                (0.53)
 Distributions from net realized gain on investments............................          (0.00)                (0.01)
                                                                                         ------                ------
 Total dividends and distributions to shareholders..............................          (0.20)                (0.54)
                                                                                         ------                ------
 Net asset value -- End of Period...............................................       $  10.71           $     10.68
                                                                                    ===============          ========
   Total return (excluding sales load)..........................................           6.55%+                7.35%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)................................................       $ 24,622           $    24,581
 Ratio of expenses to average net assets........................................           0.45%+                0.40%
 Ratio of net investment income to average net assets...........................           4.73%+                4.89%
 Ratio of expenses to average net assets without fee waivers....................           1.35%+                1.13%
 Ratio of net investment income to average net assets without fee waivers.......           3.83%+                4.16%
 Portfolio turnover rate(1).....................................................          62.10%                13.65%

                                                                                       FOR THE YEAR ENDED MAY 31,
                                                                                    --------------------------------
                                                                                       1994               1993
                                                                                      ------             ------
Net asset value -- Beginning of Period..........................................     $     10.64        $     10.09
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..........................................................            0.50               0.49
 Net realized and unrealized gain (loss) on investments.........................           (0.15)              0.55
                                                                                          ------             ------
 Total income from investment operations........................................            0.35               1.04
                                                                                          ------             ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...........................................           (0.50)             (0.49)
 Distributions from net realized gain on investments............................           (0.01)             (0.00)
                                                                                          ------             ------
 Total dividends and distributions to shareholders..............................           (0.51)             (0.49)
                                                                                          ------             ------
 Net asset value -- End of Period...............................................     $     10.48        $     10.64
                                                                                        ========           ========
   Total return (excluding sales load)..........................................            3.28%             10.50%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)................................................     $    25,153        $    22,430
 Ratio of expenses to average net assets........................................            0.31%              0.20%
 Ratio of net investment income to average net assets...........................            4.72%              4.98%
 Ratio of expenses to average net assets without fee waivers....................            1.00%              1.18%
 Ratio of net investment income to average net assets without fee waivers.......            4.03%              4.00%
 Portfolio turnover rate(1).....................................................           27.81%              3.96%


                                                                                  FOR THE PERIOD
                                                                                      ENDED
                                                                                   MAY 31, 1992
                                                                                  --------------
Net asset value -- Beginning of Period..........................................      $10.00
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..........................................................        0.09
 Net realized and unrealized gain (loss) on investments.........................        0.08
                                                                                       -----
 Total income from investment operations........................................        0.17
                                                                                       -----
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...........................................       (0.08)
 Distributions from net realized gain on investments............................       (0.00)
                                                                                       -----
 Total dividends and distributions to shareholders..............................       (0.08)
                                                                                       -----
 Net asset value -- End of Period...............................................      $10.09
                                                                                  ===============
   Total return (excluding sales load)..........................................        7.02%+

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)................................................      $4,690
 Ratio of expenses to average net assets........................................        0.68%+
 Ratio of net investment income to average net assets...........................        4.32%+
 Ratio of expenses to average net assets without fee waivers....................        2.08%+
 Ratio of net investment income to average net assets without fee waivers.......        2.92%+
 Portfolio turnover rate(1).....................................................        0.00%


---------------

 * The Fund operated as the Arizona Intermediate Tax-Free Fund of Westcore Trust from its commencement of operations on March 2, 1992 until its reorganization as a portfolio of the Trust on October 1, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Arizona, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.


 ** The Fund changed its fiscal year from May 31 to September 30.



 + Annualized.



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $5,546,887 and $4,984,866, respectively.

Selected data for a share outstanding throughout the periods shown:


                          CALIFORNIA TAX-EXEMPT FUND*



                                                                                                                     PERIOD ENDED
                                                                      YEAR ENDED SEPTEMBER 30,                        SEPTEMBER
                                                    ------------------------------------------------------------         30,
                                                      1995         1994         1993         1992         1991         1990(a)
                                                    --------     --------     --------     --------     --------     ------------
Net Asset Value -- Beginning of Period..........    $  10.42     $  11.49     $  10.82     $  10.52     $   9.88       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(++)......................        0.54         0.54         0.57         0.59         0.62           0.17
 Net gain (loss) on securities (both realized
   and unrealized)(++)..........................        0.44        (0.87)        0.73         0.30         0.64          (0.12)
                                                    --------     --------     --------     --------     --------         ------
 Total from Investment Operations...............        0.98        (0.33)        1.30         0.89         1.26           0.05
                                                    --------     --------     --------     --------     --------         ------
LESS DISTRIBUTIONS:
 Dividends from net investment income...........       (0.54)       (0.54)       (0.57)       (0.59)       (0.62)         (0.17)
 Distributions from capital gains...............       (0.11)       (0.20)       (0.06)          --           --             --
                                                    --------     --------     --------     --------     --------         ------
 Total Distributions............................       (0.65)       (0.74)       (0.63)       (0.59)       (0.62)         (0.17)
                                                    --------     --------     --------     --------     --------         ------
 Net Asset Value, End of Period.................    $  10.75     $  10.42     $  11.49     $  10.82     $  10.52       $   9.88
                                                    =========    =========    =========    =========    =========    ==============
   Total Return (excluding sales load)..........        9.82%       (2.99)%      12.34%        8.71%       13.13%          0.42%

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000)................    $161,343     $194,419     $226,303     $198,347     $140,127       $ 53,746
 Ratio of Expenses to Average Net Assets........        0.91%        0.94%        0.87%        0.80%        0.57%          0.07%+
 Effect of Waivers/Reimbursement on above
   Ratio........................................        0.02%        0.02%        0.07%        0.11%        0.43%          1.33%+
 Ratio of Net Investment Income to Average Net
   Assets.......................................        5.13%        4.96%        5.11%        5.51%        6.06%          6.75%+
 Portfolio Turnover Rate........................          42%          36%          40%          14%           5%             3%


---------------

(a) Commencement of operations, July 2, 1990.


 * Prior to October 1, 1995 the Fund operated as the California Tax-Free Fund.


 (++) Per share data based upon average monthly shares outstanding.

 + Annualized.

Selected data for a share outstanding for the periods shown:


                    CALIFORNIA SHORT-TERM TAX-EXEMPT FUND**



                                                                                                               JANUARY 20, 1993
                                                                                                               (COMMENCEMENT OF
                                                                             YEAR ENDED SEPTEMBER 30,         OPERATIONS) THROUGH
                                                                          -------------------------------        SEPTEMBER 30,
                                                                               1995              1994                1993
                                                                          --------------     ------------     -------------------
Net Asset Value -- Beginning of Period................................       $   9.96          $  10.16             $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(++)............................................           0.41              0.39                0.24
 Net gain (loss) on securities (both realized and unrealized)(++).....           0.19             (0.20)               0.16
                                                                               ------            ------              ------
 Total from Investment Operations.....................................           0.60              0.19                0.40
                                                                               ------            ------              ------
LESS DISTRIBUTIONS:
 Dividends from net investment income.................................          (0.41)            (0.39)              (0.24)
 Distributions from capital gains.....................................             --                --                  --
                                                                               ------            ------              ------
 Total Distributions..................................................          (0.41)            (0.39)              (0.24)
                                                                               ------            ------              ------
 Net Asset Value -- End of Period.....................................       $  10.15          $   9.96             $ 10.16
                                                                          ================   ==============   ====================
   Total Return (excluding sales load)................................           6.13%             1.93%               4.09%

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000)......................................       $ 19,095          $ 25,315             $40,637
 Ratio of Expenses to Average Net Assets..............................           0.64%+            0.56%               0.28%+
 Effect of Waivers/Reimbursement on above Ratio.......................           0.53%+            0.53%               0.78%+
 Ratio of Net Investment Income to Average Net Assets.................           4.12%+            3.88%               3.53%+
 Portfolio Turnover Rate..............................................             96%               31%                 23%


---------------


 (++) Per share data based upon average monthly shares outstanding.



** Prior to October 1, 1995 the Fund operated as the Short-Term California
   Tax-Free Fund.



 + Annualized.

For a share outstanding throughout the periods indicated:

                           NATIONAL TAX-EXEMPT FUND*

                                                                                                                  FOR THE YEAR
                                                                                              FOR THE PERIOD         ENDED
                                                                                                  ENDED             MAY 31,
                                                                                              SEPTEMBER 30,      --------------
                                                                                                  1995**              1995
                                                                                              --------------         ------
Net asset value -- Beginning of Period....................................................       $  15.28           $     14.98
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................................................           0.24                  0.68
 Net realized and unrealized gain (loss) on investments...................................           0.08                  0.32
                                                                                                   ------                ------
 Total income from investment operations..................................................           0.32                  1.00
                                                                                                   ------                ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.....................................................          (0.26)                (0.70)
 Distributions from net realized gain on investments......................................          (0.00)                (0.00)
                                                                                                   ------                ------
 Total dividends and distributions to shareholders........................................          (0.26)                (0.70)
                                                                                                   ------                ------
 Net asset value -- End of Period.........................................................       $  15.34           $     15.28
                                                                                              ===============          ========
   Total return (excluding sales load)....................................................           6.53%+                6.97%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)..........................................................       $ 14.305           $    14,458
 Ratio of expenses to average net assets..................................................           0.35%+                0.35%
 Ratio of net investment income to average net assets.....................................           4.65%+                4.59%
 Ratio of expenses to average net assets without fee waivers..............................           1.85%+                1.51%
 Ratio of net investment income to average net assets without fee waivers.................           3.15%+                3.43%
 Portfolio turnover rate(1)...............................................................          86.11%                23.35%


                                                                                            FOR THE YEAR       FOR THE PERIOD
                                                                                                ENDED              ENDED
                                                                                                MAY 31,            MAY 31,
                                                                                                 1994               1993
                                                                                                ------         --------------
Net asset value -- Beginning of Period....................................................     $     15.17         $15.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................................................            0.64           0.17
 Net realized and unrealized gain (loss) on investments...................................           (0.17)          0.15
                                                                                                    ------          -----
 Total income from investment operations..................................................            0.47           0.32
                                                                                                    ------          -----

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.....................................................           (0.64)         (0.15)
 Distributions from net realized gain on investments......................................           (0.02)         (0.00)
                                                                                                    ------          -----
 Total dividends and distributions to shareholders........................................           (0.66)         (0.15)
                                                                                                    ------          -----
 Net asset value -- End of Period.........................................................     $     14.98         $15.17
                                                                                                  ========     ============
   Total return (excluding sales load)....................................................            3.07%          5.65%+

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000)..........................................................     $    13,600         $7,457
 Ratio of expenses to average net assets..................................................            0.27%          0.25%+
 Ratio of net investment income to average net assets.....................................            4.29%          3.88%+
 Ratio of expenses to average net assets without fee waivers..............................            1.58%          1.99%+
 Ratio of net investment income to average net assets without fee waivers.................            2.99%          2.14%+
 Portfolio turnover rate(1)...............................................................           18.81%         18.30%



---------------

 * The Fund operated as the Quality Tax-Exempt Income Fund of Westcore Trust from its commencement of operations on January 15, 1993 until its reorganization as a portfolio of the Trust on October 1, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.


 ** The Fund changed its fiscal year from May 31 to September 30.



 + Annualized.



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $4,847,223 and $4,001,951, respectively.

                                   THE FUNDS

     The Funds are portfolios of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Funds.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     Each Fund follows its own investment policies and practices, including certain investment restrictions. The SAI contains the specific investment restrictions which govern the Funds' investments. The investment objectives of the California Funds are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. The investment objectives of the other Funds are not fundamental, and may be changed without shareholder approval. Any such change may result in a Fund having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental.

     The Advisor selects investments and makes investment decisions based on the investment objective and policies of each Fund.

     The investment objective of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund is to provide investors with income exempt from Federal income taxes and, with respect to the Oregon Tax-Exempt Fund and Arizona Tax-Exempt Fund, to also seek to provide such income exempt from Oregon and Arizona personal income taxes, respectively.

     The investment objective of the California Tax-Exempt Fund is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with limiting the risk of potential capital loss.

     The investment objective of the California Short-Term Tax-Exempt Fund is to provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with limiting the risk of potential loss.

     None of the Funds has any restrictions as to the minimum or maximum maturity of any individual security held by it. However, except for temporary defensive purposes or during unusual market conditions, the dollar-weighted average portfolio maturity of the California Short-Term

Tax-Exempt Fund will be 3 years or less. The average portfolio maturity of the other Funds will vary from time to time in light of current market and economic conditions, the comparative yields on instruments with different maturities and other factors.

     Each Fund's assets will be primarily invested in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("municipal obligations"). Each of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and the California Funds expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of such Fund's total assets will be invested in municipal obligations of issuers located in a particular state ("Oregon obligations," "Arizona obligations" and "California obligations," respectively), although the amount of each Fund's assets invested in such obligations will vary from time to time. As a fundamental policy, each of the Funds will have at least 80% of their respective net assets invested in securities the interest on which is exempt from Federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the Federal alternative minimum tax are considered taxable.

     Municipal obligations acquired by a Fund will be rated in one of the three highest investment grade categories at the time of purchase by a nationally recognized statistical rating organization ("NRSRO"). The California Funds, however, may purchase investment grade obligations within the fourth highest category. In addition, the Oregon Tax-Exempt Fund and Arizona Tax-Exempt Fund may purchase investment grade obligations within the fourth highest category when acceptable obligations with higher ratings are unavailable for investment by such Funds. While obligations rated within the fourth highest category are regarded as having an adequate capacity to pay principal and interest, such obligations lack outstanding investment characteristics and in fact have speculative characteristics as well. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. No more than 10% of the Arizona Tax-Exempt Fund's total assets will be invested in municipal obligations which are rated at the time of purchase below one of the three highest categories.

     If, subsequent to its purchase by a Fund, an issue of debt securities should cease to be rated by one or more of the Fund's selected NRSROs due to factors relating to the value of the security, or should its rating be reduced by one or more of such NRSROs below the minimum rating required for purchase by such Fund, the Advisor will consider such event in determining whether the Fund should continue to hold the security.

     Each of the Funds may also acquire tax-exempt commercial paper rated within the highest rating category or, when deemed advisable by the Fund's Advisor, rated within the second highest rating category. Each Fund may acquire municipal notes and variable rate demand obligations rated within one of the two highest rating categories.

     The California Funds may invest more than 15% of their net assets in municipal lease obligations determined by the Board of Trustees to be liquid investments based upon guidelines established for the Advisor providing for analysis of such factors as the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential buyers, and the willingness of dealers to undertake to make a market in the security.

     Unrated obligations purchased by a Fund will be determined by the Advisor to be comparable in quality to instruments that are so rated. (See Appendix A for a description of applicable debt obligation ratings.)

     Each Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes in short-term taxable money market instruments, in securities issued by other investment companies which invest in taxable or tax-exempt money market instruments and in U.S. Government obligations. In addition, each Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Advisor, suitable tax-exempt obligations are unavailable.

     The types of securities and investment practices used by the Funds are described in greater detail under the section "Description of Securities and Investment Practices" on pages 36-40 of this Prospectus.

                        RISKS OF INVESTING IN THE FUNDS

     The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. Shareholders of a Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund.

     The market value of a Fund's investment in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities, but will be reflected in a Fund's net asset value. The Funds may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) which are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

     In seeking to achieve its investment objective, each Fund may invest in municipal obligations that are private activity bonds the interest on which is subject to the Federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of each Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although each Fund does not presently intend to do so on a regular basis, it may invest 25% or more of its assets in industrial development bonds issued before August 7, 1986 that are not subject to the Federal alternative minimum tax and in municipal obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's Advisor. To the extent that each Fund's assets are concentrated in municipal obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

     Each Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

     The concentration of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Funds in municipal obligations of particular states raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of Oregon, Arizona and California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

     Many of the California Funds' investments are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. In addition, both Oregon and Arizona have constitutional and/or statutory restrictions that affect government revenues.

     Because of the complex nature of the various initiatives and restrictions mentioned above, the certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these initiatives and related measures on the ability of governmental issuers in California, as well as Oregon and Arizona, to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in these states over the past several years.

     In addition to the various initiatives and restrictions discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California in particular. These economic factors have reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses have been rising. Such economic factors have also adversely impacted the ability of state and local California governmental entities to repay debt.


     In addition to the risk of nonpayment of state and local California governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by a Fund. Since there are large numbers of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times. Similarly, there is a relatively small active market for municipal obligations of Oregon and Arizona issues other than the general obligations of the states themselves, and the market price of such bonds may therefore be volatile. If the Oregon Tax-Exempt Fund or Arizona Tax-Exempt Fund was forced to sell a large volume of Oregon obligations and Arizona obligations owned by it for any reason, such as to meet redemption requests for a large number of shares, there is a risk that the large sale itself would adversely offset the value of the Fund's portfolios.


     A more detailed description of special factors affecting investment in California, Oregon and Arizona municipal obligations is set forth in the Appendix to the SAI.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John
E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.

     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.

     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states. Prior to October 1, 1995 affiliates of FICM served as investment advisors for certain Funds as follows: First Interstate Bank of Oregon, N.A. served as investment advisor to the Oregon Tax-Exempt Fund; First Interstate Bank of Arizona, N.A. served as investment advisor to the Arizona Tax-Exempt Fund; and First Interstate Bank of Washington, N.A. and First Interstate Bank of Oregon, N.A. served as co-investment advisors to the National Tax-Exempt Fund. Prior to March 18, 1994, San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation, served as investment advisor to the California Funds.


     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.



     Mr. David Underwood serves as FICM's Director of Equity Funds Management. Mr. Underwood joined FICM in 1995. From 1993 to 1995 Mr. Underwood was employed by Integra Trust Company as Director of Research. From 1990 to 1993 he was a Portfolio Manager with the firm of C.S. McKee Investment Advisors. Mr. G. Edward Means serves as FICM's Director of Fixed Income Management. Mr. Means joined FICM in January, 1995. From 1992 to 1994 he was employed by Clayton Brown & Associates as Senior Vice President, Fixed Income. From 1984 to 1992 he was employed by First National Bank of Chicago as a Senior Vice President.


     Ms. Mary Gail Walton has been responsible for the day-to-day management of the Oregon Tax-Exempt Fund since February 1994 and the

National Tax-Exempt Fund since the inception of the Fund. Ms. Walton has been employed by First Interstate since 1991. She joined FICM in April 1995. She currently serves as a Vice President, portfolio manager/analyst. From 1989 through 1990 Ms. Walton was employed by Badgley, Phelps & Bell, Inc.

     Mr. Richard Carhidi has been responsible for the day-to-day management of the Arizona Tax-Exempt Fund since the inception of the Fund, and the California Funds since June 1995. Mr. Carhidi has been employed by First Interstate since 1989. He joined FICM in April 1995. He currently serves as a Vice President.

     For the advisory services it provides to the Funds, FICM is entitled to receive from each Fund fees, payable monthly, at the annual rates, based on average daily net assets, as set forth below:

                    FUND                       INVESTMENT ADVISORY FEE
--------------------------------------------   -----------------------
Oregon Tax-Exempt Fund......................            0.50%
Arizona Tax-Exempt Fund.....................            0.50%
California Tax-Exempt Fund..................            0.50%
California Short-Term Tax-Exempt Fund.......            0.35%
National Tax-Exempt Fund....................            0.50%


     The Advisor has agreed that during the current fiscal year, it will waive a portion of its fees so that total operating expenses will not exceed 0.70%, 0.40%, 0.95% and 0.35% of the average daily net assets of the Institutional Shares of the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund and National Tax-Exempt Fund, respectively. For the period ended September 30, 1995, the Oregon Tax-Exempt Fund paid advisory fees, after fee waivers, at the annual rate of 0.24% of its average daily net assets. For the same time period, the previous advisors to the Arizona Tax-Exempt Fund and National Tax-Exempt Fund waived their entire advisory fees. For their fiscal year ended September 30, 1995, the California Tax-Exempt Fund and California Short-Term Tax-Exempt Fund paid advisory fees, after fee waivers, at the annual rates of 0.50% and 0.01%, respectively, of their average daily net assets.


THE SPONSOR AND DISTRIBUTOR


     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Funds. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust, however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.


     PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of Institutional Shares of the Funds and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Investments, Inc.


ADMINISTRATIVE SERVICES

     The Funds have also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Funds. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for each Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS

     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Funds' Institutional Shares, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Institutional Shares of the Funds owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Funds' Institutional Shares. However, the Funds do not currently intend to make any payments to Service Organizations with respect to Institutional Shares.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES


     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Funds include legal and auditing expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund accounting, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Funds. Trust expenses directly attributable to a particular Fund are charged to that Fund, and expenses attributable to a particular class of shares of a Fund (such as Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.

PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best execution of the Funds' orders. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor.

     A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a Fund. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's objective and policies.

                              FUND SHARE VALUATION

     The net asset value of each class of shares of the Funds is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor and Furman Selz, are accrued daily and taken into account for the purpose of determining the net asset value.

     Bonds and other fixed-income securities are normally valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                PURCHASE AND REDEMPTION OF INSTITUTIONAL SHARES

     Institutional Shares of the Funds are sold without a sales load on a continuous basis primarily to customers ("Customers") of affiliate, franchise or correspondent banks of First Interstate Bancorp and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of Institutional Shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Shares of a Fund should contact their account representatives.

     Shares of a Fund are sold at net asset value per share next determined after a purchase order has become effective. Purchase orders by an Institution for Institutional Shares in the Funds must be received by the Trust by 4:15 p.m. (Eastern time) on any Business Day. Payment for such shares may be made by Institutions in Federal funds or other funds immediately available to the Trust's custodian no later than 4:15 p.m. (Eastern time) on the next Business Day following the receipt of the purchase order.

     It is the responsibility of Institutions to transmit orders for purchases by their Customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with an Institution. In addition, an Institution may receive fees from the Funds with respect to the investments of its Customers as described above under "Management of the Funds." Payment for Institutional Shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.


     The Trust reserves the right to reject any purchase order. Payment for orders which are not received will be returned after prompt inquiry. The issuance of Institutional Shares is recorded on the books of the Funds, and share certificates are not issued.


     Neither the Trust, the Distributor nor Furman Selz will be responsible for the authenticity of telephone instructions for the purchase or redemption of Institutional Shares where such instructions are reasonably believed to be genuine. The Trust will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for any loss, damage or expense arising from such instructions that prove to be fraudulent or unauthorized.

     Redemption requests are effected at the net asset value per share next determined after receipt of a redemption request in good order by the Trust. Institutional Shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the account at the Institution. It is the responsibility of an Institution to transmit redemption requests to the Trust and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Shares of a Fund are normally wired to the redeeming Institution the following Business Day after receipt of the request by the Trust. The Trust reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect a Fund.

     With respect to former shareholders of Westcore Trust who do not have a relationship with an Institution, shares of the Funds may be redeemed by writing or calling the Funds directly at 237 Park Avenue, Suite 910, New York, NY 10017 or 1-800-662-8417. When Institutional Shares are redeemed directly from a Fund, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     To be accepted by a Fund, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming Institutional Shares; (ii) your account number; (iii) the amount to be redeemed;
(iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     All redemptions of Institutional Shares of the Funds shall be made in cash, except that the commitment to redeem Institutional Shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

     A redemption may be a taxable transaction on which gain or loss may be recognized.

                        EXCHANGE OF INSTITUTIONAL SHARES


     The Funds offer a convenient way to exchange Institutional Shares in one Fund for Institutional Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to the Funds at, 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Institutional Shares of one portfolio for Institutional Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The Trust may terminate or amend the terms of the exchange privilege at any time.


     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     To exchange Institutional Shares, or if you have any questions, simply call the Trust at 1-800-622-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application.

     In addition, Institutional Shares of a Fund may be exchanged for Investor Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

FEDERAL TAXES


     Each Fund has qualified and intends to continue to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes its earnings in accordance with the Code.


     Each Fund intends to distribute to its shareholders substantially all of its net tax-exempt interest income and its investment company taxable income (which includes, among other items, dividends and taxable interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The California Funds will declare distributions of such income daily and pay those dividends monthly. The other Funds will declare dividends and distribute such income monthly. Each Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     With respect to the California Funds the amount declared each day as a dividend may be based on projections of estimated monthly net investment income and may differ from the actual investment income determined in accordance with generally accepted accounting principles. An adjustment will be made to the dividend each month to account for any difference between the projected and actual monthly investment income.

     Distributions will be paid in additional shares of the same class held by a shareholder based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash.

     In the case of the California Funds, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.


     Dividends derived from interest excludable from gross income under the Code on obligations issued by states or political subdivisions thereof and which are designated by the Funds as "exempt-interest dividends" are not subject to the regular Federal income tax. Each of the Funds will be qualified to designate and pay exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from Federal income tax under Code Section 103. To the extent that a Fund's dividends distributed to shareholders are derived from earnings on interest income exempt from Federal income tax and are designated as "exempt-interest dividends" by that Fund, they will be excludable from a shareholder's gross income for regular Federal income tax purposes. Other dividends paid by the Funds, if any, will be taxable to shareholders.


     The Funds may derive interest on temporary taxable investments and realize capital gains or losses from its portfolio transactions, including the sale of securities. Dividends derived from such interest, short-term capital gains, and long-term capital gains, respectively, will be taxable to shareholders as described, whether such distributions are made in cash or in additional shares of the Fund. In addition, a sale of shares in Funds (including a redemption of such shares and an exchange of shares between Funds) may be a taxable event and may result in a taxable gain or loss to the shareholder. It is possible that a portion of the distributions of the Funds may constitute taxable rather than tax-exempt income in the hands of a shareholder. A loss realized by a shareholder on the redemption, sale, or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of the exempt-interest dividends received if such shares have been held by the shareholder for six months or less.

     Tax-exempt interest from certain private activity bonds and exempt-interest dividends attributable to that interest income constitute an item of tax preference under the alternative minimum tax. Therefore, if a Fund invests in such private activity bonds, certain shareholders may become subject to the alternative minimum tax on that part of such Fund's exempt-interest dividends derived from interest income on such bonds. See the SAI for further information about the tax consequences for certain types of investors of a Fund investing in private activity bonds.

     The entire amount of exempt-interest dividends received from the Funds by most corporations will be part of an adjustment in computing alternative minimum taxable income and will have to be taken into account for purposes of the environmental tax under the Code.


     There could be retroactive revocation of the tax-exempt status of certain municipal obligations after their issuance. In addition, in connection with budget and tax reform efforts, proposals may be made or adopted which would change the tax treatment arising from an investment in the Funds. It is not possible to predict the precise impact of any of these events, but they may affect the value of the securities in the Fund's portfolio.

     Deductions for interest expense incurred (or deemed incurred) to acquire or carry shares of a Fund may be subject to limitations that reduce or eliminate such deductions. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the purchase of shares.

     Up to 85% of an individual's social security benefits and certain railroad retirement benefits may be subject to Federal income tax. Along with other factors, total tax-exempt income, including exempt-interest dividends, is used to calculate the portion of such benefits that are taxed.

     The treatment for state, local and municipal tax purposes of distributions of exempt-interest dividends from the Funds will vary according to the laws of state and local taxing authorities. Exempt-interest dividends and other dividends may be subject to state and local taxation. Investors should consult with their tax advisors as to the availability of any exemptions from such taxes. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds may suffer adverse tax consequences from investing in a Fund and, therefore, should consult their tax advisors before purchasing Fund shares. In some instances, a state or city may exempt from tax the portion of the distribution from the Fund that represents interest received on obligations of that state or its political subdivisions. Under the laws of certain other states and cities, the entire amount of any such distribution may be taxable. Shareholders will be notified annually of the Federal income tax status of distributions and the percentage of municipal obligation interest income received, with its source indicated.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a

Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Before purchasing shares in the Funds, the impact of dividends and distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     The dividends paid by the Funds are not expected to qualify for the dividends-received deduction available to corporations.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

STATE TAXES

     OREGON STATE AND LOCAL TAXES. Individuals, trusts and estates resident in Oregon will not be subject to Oregon personal income tax on distributions from the Oregon Tax-Exempt Fund that represent tax-exempt interest paid on municipal obligations of the State of Oregon and its political subdivisions and certain other issuers, including Puerto Rico and Guam. Such individuals, trusts and estates will be subject to Oregon personal income tax on other types of distributions received from the Oregon Tax-Exempt Fund, including distributions of interest on municipal obligations issued by other issuers and all long-term and short-term capital gains. Except as noted above with respect to Oregon personal income taxation of individuals, trusts and estates resident in Oregon, distributions from the Oregon Tax-Exempt Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Corporations subject to the Oregon corporate excise tax will generally be subject to tax on all distributions from the Oregon Tax-Exempt Fund, including distributions of income that is exempt for Federal tax purposes. Shares of the Oregon Tax-Exempt Fund will not be subject to the Oregon property tax.

     Shareholders of the Oregon Tax-Exempt Fund, including part-year residents of Oregon, should consult their tax advisors about other state and local tax consequences of their investments in the Oregon Tax-Exempt Fund, which may have different consequences from those under Federal income tax law.

     ARIZONA STATE TAXES. Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

     There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisor about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

     CALIFORNIA STATE TAXES. If, at the close of each quarter of the California Funds' taxable year, at least 50% of the value of their respective total assets consists of California municipal obligations and certain specified federal obligations, and if the Funds qualify as a regulated investment company for federal tax purposes, then the Funds will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Funds so qualify, dividends derived from interest attributable to California municipal obligations and such federal obligations will be exempt from California state personal income tax. (Such treatment may not apply, however, to investors who are "substantial users" or "related persons" with respect to facilities financed by portfolio securities held by the Fund.) For this purpose, federal obligations are any obligations the interest on which is excludable from income under the United States Constitution or the laws of the United States. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary or capital gain dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.

     NATIONAL TAX-EXEMPT FUND -- STATE AND LOCAL TAXES. Investors are advised to consult their tax advisors concerning the application of state and local taxes, which may have different consequences from those under Federal income tax law.

                         DESCRIPTION OF SECURITIES AND
                              INVESTMENT PRACTICES

     Municipal Obligations. The two principal classifications of municipal obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and ad valorem taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term "municipal obli-gations" if the interest paid thereon is exempt from regular Federal income tax (See "Dividends, Distributions and Federal Income Tax" above) and not treated as a specific tax preference item under the Federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal obligations may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

     Further, the Funds may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations may also be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

     The Advisor for the Funds, under the supervision of the Board of Trustees, will make determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. A Fund may also purchase unrated municipal lease obligations. The Advisor, under the supervision of the Board of Trustees, will determine the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the underlying lease will not be canceled.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax (and to the exemption of interest from state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Advisor nor their counsel will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     Securities Issued by Other Investment Companies. Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by a Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of that Fund.

     Variable and Floating Rate Instruments. Instruments purchased by a Fund may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by a Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

     Stand-by Commitments. The Funds may acquire "stand-by commitments" with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified municipal obligations at a price equal to their amortized cost value plus accrued interest. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their respective rights thereunder for trading purposes.

     Derivative Securities. The Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Funds may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     Illiquid Securities. Each Fund will not knowingly invest more than 15% (10% in the case of the California Tax-Exempt Fund) of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Advisor determines under the supervision of the Board that a liquid trading market exists).

     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Advisor believes that the market for certain restricted securities may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     The Advisor monitors the liquidity of restricted securities in each of the Funds under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and number of other potential purchasers; (c) dealer undertakings to make a market in the security; and

(d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing restricted securities.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the SAI.

No Fund may:

     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 50% of a Fund's total assets may be invested without regard to this 5% limitation.

     2. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     3. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.

     Restriction 1 does not apply to the California Funds. Instead, as a non-fundamental investment restriction, each California Fund will not hold any securities (except U.S. Government securities and repurchase agreements collateralized by such securities) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer (except U.S. Government, its agencies and instrumentalities).

     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Funds will not at any time have more than 15% of their respective net assets invested in illiquid securities.

                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     The Board of Trustees has authorized the issuance of two classes of shares in each of the Funds described in this Prospectus -- Institutional Shares and Investor Shares. Each share of a Fund represents an equal proportionate interest in a particular Fund with other shares of the same class and is entitled to such dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.

     Each Fund's Institutional Shares and Investor Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has approved a Distribution Plan with respect to Investor Shares of each Fund under which the Trust may pay the Distributor in connection with the distribution of Investor Shares at a rate or rates set from time to time by the Board of Trustees, provided that no rate may exceed the annual rate of 0.50% of the average daily net asset value of Investor Shares of a Fund. In addition, each Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Funds' outstanding Investor Shares owned by shareholders with whom a Service Organization has a servicing relationship. Investor Shares of the Funds are purchased at net asset value per share plus a maximum 4.50% sales charge (subject to certain exceptions). Because of the "class expenses" and sales charges, the performance of a Fund's Investor Shares is expected to be lower than the performance of its Institutional Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Funds' Investor Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.

PERFORMANCE INFORMATION

     A Fund may, from time to time, include yield and total return data for its Institutional Shares and Investor Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields and total returns of the Funds are mandated by the SEC.

     Quotations of "yield" for a class of shares of a Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of the expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Quotations of average annual total return for a class of shares of a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class over periods of 1, 5 and 10 years (up to the life of that class), reflect the deduction of a proportional share of expenses allocated to that class (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     The Funds may also advertise "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to Federal and/or state taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum applicable marginal tax rate). A taxable equivalent yield quotation for a Fund will be higher than the Fund's yield quotations.

     The following charts show the approximate yield a taxable investment would have to earn to keep up with the yield of a tax-exempt investment. Across the top of each table are various tax-exempt rates of return. On the left are tax rates reflecting different state tax brackets plus a 28% Federal Income Tax rate. By following across the table at the appropriate tax rate, you can find the taxable yield you would need to achieve in order to equal the tax-exempt yield at the top of the table.

1994 FEDERAL TAX RATES

                      INCOME      INCOME      INCOME      INCOME      INCOME
                      $22,750-   $ 55,100-               $115,000-       Over
 Single Return        $55,100    $115,000         N/A    $250,000    $250,000
                      $38,000-   $ 91,850-   $140,000-                   Over
 Joint Return         $91,850    $140,000    $250,000         N/A    $250,000
 Federal Tax Rate+        28%         31%         36%         38%       39.6%

+ This rate assumes the maximum effective Federal income tax rate. Your effective tax rate may vary depending upon your filing status and taxable income level. For some investors, alternative minimum tax considerations may apply.

OREGON TAX-EXEMPT FUND*

ASSUMED OREGON & 28%
FEDERAL COMBINED
TAX-FREE RATE OF
RETURN                    4.00%    4.50%    5.00%     5.50%     6.00%

 Tax Rate: 31.0%          5.80%    6.52%    7.25%     7.97%     8.70%
 Tax Rate: 33.0%          5.97%    6.72%    7.46%     8.21%     8.96%
 Tax Rate: 43.0%          7.02%    7.90%    8.77%     9.65%    10.53%
 Tax Rate: 48.6%          7.78%    8.76%    9.73%    10.70%    11.67%

ARIZONA TAX-EXEMPT FUND*

ASSUMED ARIZONA & 28%
FEDERAL COMBINED
TAX-FREE RATE OF
RETURN                    4.00%    4.50%    5.00%     5.50%     6.00%

 Tax Rate: 32.4%          5.92%    6.66%    7.40%     8.14%     8.88%
 Tax Rate: 36.25%         6.28%    7.06%    7.84%     8.63%     9.41%
 Tax Rate: 41.5%          6.84%    7.69%    8.55%     9.40%    10.26%
 Tax Rate: 46.6%          7.49%    8.43%    9.36%    10.30%    11.24%

THE CALIFORNIA FUNDS*

ASSUMED CALIFORNIA & 28%
FEDERAL COMBINED
TAX-FREE RATE OF
RETURN                    4.00%    4.50%    5.00%     5.50%     6.00%

 Tax Rate: 32.32%         5.91%    6.65%    7.39%     8.13%     8.87%
 Tax Rate: 37.42%         6.39%    7.19%    7.99%     8.79%     9.59%
 Tax Rate: 41.95%         6.89%    7.75%    8.61%     9.47%    10.34%
 Tax Rate: 45.64%         7.36%    8.28%    9.20%    10.12%    11.04%

NATIONAL TAX-EXEMPT BOND FUND*

ASSUMED FEDERAL
TAX-FREE RATE OF
RETURN                    4.00%    4.50%    5.00%     5.50%     6.00%

 Tax Rate: 28.0%          5.56%    6.25%    6.94%     7.64%     8.33%
 Tax Rate: 31.0%          5.80%    6.52%    7.25%     7.97%     8.70%
 Tax Rate: 36.0%          6.25%    7.03%    7.81%     8.59%     9.38%
 Tax Rate: 38.0%          6.45%    7.26%    8.07%     8.87%     9.68%
 Tax Rate: 39.6%          6.62%    7.45%    8.28%     9.11%     9.93%

* Each chart shows the taxable rate of return an investor needs to achieve in order to equal various tax-free returns. At higher tax rates a higher yield is required to overcome the tax burden. Yields set forth are for illustrative purposes only and do not reflect a Fund's past and/or future performance. Your investment in the Funds may be subject to Alternative Minimum Tax (AMT).

     Performance information for a Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see "Other Information -- Performance Information" in the SAI.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

INVESTMENT ADVISOR
First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258

ADMINISTRATOR
Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR
Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN
First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]             PACTFIS-2/96

                          [PACIFICA LOGO]


                          (INVESTOR SHARES)

                          PACIFICA NATIONAL TAX-EXEMPT
                          MONEY MARKET FUND

                          PACIFICA CALIFORNIA TAX-EXEMPT
                          MONEY MARKET FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                               (INVESTOR SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417
                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")


                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
                        ("FURMAN SELZ" OR THE "SPONSOR")


                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Investor Shares of the following two portfolios (the "Funds"):

    - Pacifica National Tax-Exempt Money Market Fund
    - Pacifica California Tax-Exempt Money Market Fund


    This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.

                          ----------------------------

    AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
HIGHLIGHTS...............................................     3
FUND EXPENSES............................................     6
FEE TABLE -- INVESTOR SHARES.............................     6
THE FUNDS................................................     8
INVESTMENT POLICIES AND PRACTICES
  OF THE FUNDS...........................................     8
RISKS OF INVESTING IN THE FUNDS..........................     9
MANAGEMENT OF THE FUNDS..................................    11
FUND SHARE VALUATION.....................................    16
MINIMUM PURCHASE REQUIREMENTS............................    16
PURCHASE OF INVESTOR SHARES..............................    16
INDIVIDUAL RETIREMENT ACCOUNTS...........................    18
EXCHANGE OF INVESTOR SHARES..............................    18
REDEMPTION OF INVESTOR SHARES............................    20
DIVIDENDS, DISTRIBUTIONS AND
  FEDERAL INCOME TAX.....................................    23
DESCRIPTION OF SECURITIES AND
  INVESTMENT PRACTICES...................................    25
INVESTMENT RESTRICTIONS..................................    29
OTHER INFORMATION........................................    29

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     This Prospectus describes two investment portfolios managed by First Interstate Capital Management, Inc. Each Fund has distinct investment objectives and policies.

     The California Tax-Exempt Money Market Fund. The investment objective of the California Tax-Exempt Money Market Fund is to provide investors with as high a level of current interest income exempt from both Federal and California personal income taxes as is consistent with the preservation of capital and liquidity. To achieve its objective, the California Tax-Exempt Money Market Fund invests primarily in high quality, short-term California Municipal Obligations which have remaining maturities not exceeding 397 days.

     The National Tax-Exempt Money Market Fund. The investment objective of the National Tax-Exempt Money Market Fund is to seek as high a level of current income exempt from Federal income tax as is consistent with liquidity and stability of principal. To achieve its objective, the National Tax-Exempt Money Market Fund invests primarily in a diversified portfolio of high-quality, short-term municipal obligations the interest on which is exempt from Federal income tax and which have remaining maturities not exceeding 397 days.

     For additional information concerning the investment policies, practices and risk considerations of the Funds, see "The Funds," "Investment Policies and Practices of the Funds" and "Risks of Investing in the Funds" in this Prospectus.

RISKS OF INVESTING IN THE FUNDS


     Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Funds will always be able to do so. The Funds' performance will change daily based on many factors, including the quality of the instruments in the Funds' investment portfolios, national and international economic conditions, interest rate levels and general market conditions. The policy of the California Tax-Exempt Money Market Fund to invest primarily in California Municipal Obligations presents certain risks because the Fund's performance will be closely tied to the economic and political conditions of California and its municipalities. Because each Fund is classified as non-diversified under the Investment Company Act of 1940 (the "1940 Act"), each Fund may be more sensitive to factors affecting a particular issuer.

     There is no assurance that the Funds will achieve their investment objectives.


MANAGEMENT OF THE FUNDS


     First Interstate Capital Management, Inc. acts as investment advisor to the Funds. For its services, the Advisor is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Investor Shares" and "Management of the Funds" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Funds. Furman Selz provides certain management and administrative services to the Funds, and is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Funds' shares and may be reimbursed for certain of its distribution-related expenses.

     Fees and expenses charged to the Funds are outlined on page   of this
Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS


     Purchase orders for the Funds received by 9:00 a.m., Pacific time (12:00 p.m., Eastern time) will become effective that day.


     - MINIMUM INITIAL INVESTMENT........................  $500
     - MINIMUM INITIAL INVESTMENT FOR IRAS...............  $250
     - MINIMUM SUBSEQUENT INVESTMENT.....................  $ 50
     Investor Shares of the Funds are purchased at net asset
  value.
     Shareholders may exchange Investor Shares between Funds by telephone or mail.
     - MINIMUM INITIAL EXCHANGE..........................  $500
               (No minimum for subsequent exchanges.)

     Shareholders may redeem Investor Shares by telephone, mail or wire.

     - The Funds reserve the right upon not less than 30 days' notice to redeem involuntarily all the Investor Shares in an investor's account which have an aggregate value of $500 or less for any particular Fund.

     (The above redemption services are not available for IRAs and trust clients of First Interstate Bancorp and its affiliates.)

     All dividends and distributions will be automatically reinvested at net asset value in additional Investor Shares of the applicable Fund unless cash payment is requested.


     - Distributions for the Funds are generally paid monthly.


     For additional information on how to purchase and redeem Investor Shares of the Funds, see "Purchase of Investor Shares," "Exchange of Investor Shares" and "Redemption of Investor Shares."

                                 FUND EXPENSES


     The following table lists the costs and expenses that an investor will incur either directly or indirectly as an Investor shareholder of a Fund. The information is based on estimated amounts for the initial fiscal year of each Fund.

                          FEE TABLE -- INVESTOR SHARES


                                               NATIONAL      CALIFORNIA
                                              TAX-EXEMPT     TAX-EXEMPT
                                             MONEY MARKET   MONEY MARKET
                                                 FUND           FUND
                                             ------------   ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)........    None       None
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering
    price)...................................    None       None
Deferred Sales Load (as a percentage of
  redemption proceeds).......................    None       None
Redemption Fees..............................    None       None
Exchange Fees................................    None       None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees (after waivers)(++)........    0.15%      0.08%
                                                -----          -----
  12b-1 Fees(++)++...........................    0.10%      0.10%
                                                -----          -----
  Other Expenses (after waivers)(++)++++.....    0.40%      0.47%
                                                -----          -----
TOTAL FUND OPERATING EXPENSES
  (after waivers)(++)++++++..................    0.65%      0.65%
                                                =====          =====


---------------

   (++) Management Fee (before waivers) would be 0.35% for the National Tax-
        Exempt Money Market Fund and 0.35% for the California Tax-Exempt Money Market Fund.



  (++)++ Under rules of the National Association of Securities Dealers, Inc.
         (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes. Because a 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. See "Management of the Funds -- The Sponsor and Distributor."



 (++)++++ Other Expenses (before waivers) would be 0.55% for the National Tax-
          Exempt Money market Fund and 0.62% for the California Tax-Exempt Fund, and are estimated.



(++)++++++ Total Fund Operating Expenses (before waivers) would be 1.00% for the
           National Tax-Exempt Money Market Fund and 1.07% for the California Tax-Exempt Money Market Fund.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Investor Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.


EXAMPLE:(++)


     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                                        NATIONAL        CALIFORNIA
                                       TAX-EXEMPT       TAX-EXEMPT
                                      MONEY MARKET     MONEY MARKET
                                          FUND             FUND
                                      ------------     ------------
1 year..............................      $  6             $  6
3 years.............................      $ 20             $ 20


---------------

(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                                   THE FUNDS

     The Funds are portfolios of a Massachusetts business trust, Pacifica Funds Trust, organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Funds.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     Each Fund follows its own investment policies and practices, including certain investment restrictions. The SAI contains the specific investment restrictions which govern the Funds' investments. The Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental. The Advisor selects investments and makes investment decisions based on the investment objective and policies of each Fund.

     The National Tax-Exempt Money Market Fund's investment objective is to seek as high a level of current income exempt from Federal income tax as is consistent with liquidity and stability of principal. To achieve its objective the National Tax-Exempt Money Market Fund invests primarily in a diversified portfolio of high-quality, short-term municipal obligations the interest on which is exempt from Federal income tax.

     The California Tax-Exempt Money Market Fund's investment objective is to provide investors with as high a level of current interest income exempt from both Federal and California personal income taxes as is consistent with the preservation of capital and liquidity. To achieve its objective, the California Tax-Exempt Money Market Fund invests primarily in high quality short-term California Municipal Obligations.

     Each Fund seeks to maintain a net asset value of $1.00 per share. Their assets consist only of obligations with remaining maturities (as defined by the Securities and Exchange Commission) of 397 days or less at the date of acquisition, and the dollar-weighted average maturity of each Fund's investments is 90 days or less. There can be no assurance that each Fund's investment objective will be achieved or that the Funds will be able to maintain a net asset value of $1.00 per share.

     Municipal obligations acquired by the Funds must be rated at the time of purchase in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (or by only one in the event only one rating service has rated the security) or, if unrated, must be determined to be of comparable quality by the Advisor. Municipal obligations are debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("municipal obligations"). The California Tax-Exempt Money Market Fund invests primarily in municipal obligations of the State of California and its respective authorities, agencies, instrumentalities and political subdivisions ("California Municipal Obligations"). Under normal market conditions, each Fund will invest at least 80% of its total assets in obligations the interest on which is exempt from Federal income tax. For purposes of this investment limitation, securities, the interest on which is treated as a tax preference item under the Federal alternative minimum tax, are considered taxable. In addition, under normal market conditions, the California Tax-Exempt Money market Fund will invest at least 65% of its total assets in California Municipal Obligations.


     The types of securities and investment practices used by the Funds are described in greater detail below under "Description of Securities and Investment Practices."

                        RISKS OF INVESTING IN THE FUNDS

     The Funds attempt to maintain the value of their shares at a constant $1.00 per share, although there can be no assurance that the Funds will always be able to do so. The Funds' performance will fluctuate based on many factors, including the quality of the instruments in each Funds' investment portfolio, national and international economic conditions, interest rate levels and general market conditions.

     The California Tax-Exempt Money Market Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.

     In seeking to achieve its investment objective, each Fund may invest in municipal obligations that are private activity bonds the interest on which is subject to the Federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of each Fund's total assets when added together with any taxable investments held by the Fund.

     The concentration of the California Tax-Exempt Money Market Fund in California Municipal Obligations raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of California issuers and/or obligors to meet their obligations thereunder. Many of the California Tax-Exempt Money Market Fund's investments are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

     Because of the complex nature of the various initiatives and restrictions mentioned above, certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these initiatives and related measures on the ability of governmental issuers in California to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in the state over the past several years.

     In addition to the various initiatives and restrictions discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California. These economic factors have reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses have been rising. Such economic factors have also adversely impacted the ability of state and local California governmental entities to repay debt.

     In addition to the risk of nonpayment of state and local California governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by the Fund. Since there are large numbers of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times.

     A more detailed description of special factors affecting investment in California municipal obligations is set forth in the Appendix to the SAI.

     Because the National Tax-Exempt Money Market Fund invests primarily in municipal obligations of issuers in various states and localities, it is subject to many of the same risks and special considerations with respect to its portfolio investments as discussed above relating to the State of California and its municipalities.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John
E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Management Trustees and Officers."


THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.


     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.

     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states.


     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.


     For the advisory services it provides to the Funds, FICM is entitled to receive from each Fund fees, payable monthly, at the annual rate of 0.35% of the first $500 million of a Fund's average daily net assets, 0.30% of the next $500 million of a Fund's average daily net assets, and 0.25% of a Fund's average daily net assets in excess of $1 billion.


THE SPONSOR AND DISTRIBUTOR



     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Funds. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust; however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.


     Under the Distribution Plan (the "Plan") adopted by the Funds for their Investor Shares, each Fund may pay directly or reimburse PFD Inc. monthly (subject to a limit of 0.50% per annum of the average daily net asset value of the outstanding Investor Shares of each Fund) for costs and expenses of PFD Inc. in connection with the distribution of Investor Shares of the Funds. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of PFD Inc., including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of Investor Shares, including promotional incentives and fees calculated with reference to the average daily net asset value of Investor Shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of Investor Shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of prospectuses to current shareholders and the operation of its Plan, including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by PFD Inc. in any given year in excess of the maximum annual amount payable under the Plan for that Fund. All payments made under the Plan for Investor Shares are borne entirely by a Fund's Investor Shares.


     PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of Investor Shares of the Funds and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive will take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Incorporated, Inc.



ADMINISTRATIVE SERVICES


     The Funds have also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' Officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Funds. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for each Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS

     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Funds' Institutional Shares, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Investor Shares of the Funds owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be home entirely by the Funds' Investor Shares.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES


     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Funds include legal and auditing expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfo-lio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Funds. Trust expenses directly attributable to a particular Fund are charged to that Fund, and expenses attributable to a particular class of shares of a Fund (such as Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.

PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best execution of the Funds' orders. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor.

                              FUND SHARE VALUATION


     The net asset value of each class of shares of the Funds is calculated at 3:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor, Furman Selz and PFD Inc., are accrued daily and taken into account for the purpose of determining the net asset value.


     The Funds use the amortized cost method to value their portfolio securities and seek to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                         MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in the Funds is $500, except that the minimum is $250 for an IRA. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A separate application is required for IRA investments.

                          PURCHASE OF INVESTOR SHARES

     The following purchase procedures do not apply to certain trust or other accounts that are managed by First Interstate Bancorp, its subsidiaries or affiliates. An account customer should consult his or her account officer for proper instructions.

     All funds received by the Trust are invested in full and fractional Investor Shares of the appropriate Fund. Certificates for Investor Shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. Investor Shares are available to new and existing shareholders through authorized brokers, investment advisors and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment advisor or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.


     Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of a Fund's net asset value and transmitted to the Trust prior to the close of its business day (which is currently 9:00 a.m., Pacific time (12:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.


     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase Investor Shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to ensure its correct processing. You can reach the Wire Desk at 1-800-662-9417.

     Have your bank wire funds using the following instructions: Fiduciary Trust Company
            Kansas City, MO 64105
            ABA #1010-0362-1
            Account #7527950
            Further Credit to: Fund Name

     As long as you have read the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Funds. With the Purchase Application, the shareholder can specify other distribution options and add any special features offered by a Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     Automatic Investment Program. An eligible shareholder may also participate in the Pacifica Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund accounts. Contact the Trust at 1-800-662-8417 for more information about the Pacifica Automatic Investment Program.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Funds may be used as a funding medium for IRAs. Investor Shares may also be purchased for IRAs established with an affiliate of First Interstate Bancorp or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each IRA, and there will be a $10.00 termination fee when the account is closed. For more information, call the Funds at 1-800-662-8417.

                          EXCHANGE OF INVESTOR SHARES

     The Funds offer two convenient ways to exchange Investor Shares in a Fund for Investor Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to Furman Selz, Mutual Fund Department, 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Investor Shares of one portfolio for Investor Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order, plus any applicable sales charge.

     An exchange is taxable as a sale of a security; however, if a Fund maintains a net asset value of $1.00 per share, no gain or loss would be realized upon an exchange of Fund shares. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of Investor Shares, equal to the excess of the sales load applicable to the Investor Shares to be acquired over the amount of any sales load previously paid on the Investor Shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of the Funds may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

     In addition, Institutional Shares of a Fund may be exchanged for Investor Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

     Exchange by Mail. To exchange Investor Shares of a Fund by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number, (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including a member of a national securities exchange or by a commercial bank or trust company, broker-dealers, credit unions and savings associations.

     Exchange by Telephone. To exchange Investor Shares of a Fund by telephone, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are automatically available unless the shareholder indicates he is not interested in having this privilege by checking the "no" box on the Purchase Application. See "Redemption of Investor Fund Shares -- By Telephone" for a discussion of telephone transactions generally.


                         REDEMPTION OF INVESTOR SHARES

     Shareholders may redeem their Investor Shares, in whole or in part, on any Business Day. Investor Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Trust. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be recognized on a redemption of shares of the Funds, both of which seek to maintain a net asset value of $1.00 per share.

     Where the Investor Shares to be redeemed have been purchased by check, the Trust may delay payment of the redemption proceeds until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the Investor Shares are redeemed, dividends on the Investor Shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the Investor Shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Trust has no present intention to do so, it reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers or U.S. mail. The services offered by the Funds may be modified or terminated at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders.

     You may redeem your Investor Shares using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. You may redeem your Investor Shares by contacting your broker or investment advisor and instructing him or her to redeem your Investor Shares. He or she will then contact PFD Inc. and place a redemption trade on your behalf. He or she may charge you a fee for this service.

     By Mail. You may redeem your Investor Shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming Investor Shares; (ii) your account number, (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.


     By Telephone. You may redeem your Investor Shares by calling the Funds toll free at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Funds. Telephone redemptions are automatically available unless the shareholder indicates that he is not interested in having this privilege by checking the "no" box on the Purchase Application. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions.


     By Wire. You may redeem your Investor Shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank.

     Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and a copy of a void check from the account where proceeds are to be wired is attached to the Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf.

     The above-mentioned services "By Telephone" and "By Wire" are not available for IRAs and trust clients of an affiliate of First Interstate Bancorp.

     Systematic Withdrawal Plan. An owner of $10,000 or more of Investor Shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of Investor Shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the Investor Shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient Investor Shares to bring the value of the account above $500, this restriction will not apply.

     Redemption in Kind. All redemptions of Investor Shares of the Funds shall be made in cash, except that the commitment to redeem Investor Shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     Each Fund intends to be treated as a regulated investment company under the Federal tax law. As such, the Funds generally will not pay Federal income tax on the income and gains they pay as dividends to their shareholders. In order to avoid a 4% Federal excise tax, each Fund intends to distribute each year all of its income and gains.

     Shareholders will be subject to tax on dividends (other than exempt-interest dividends as described below) received from a Fund, regardless of whether received in cash or reinvested in additional shares. Shareholders must treat dividends, other than capital gain or exempt-interest dividends, as ordinary income. Dividends designated as capital gain dividends are taxable to shareholders as long-term capital gain. Certain dividends declared in October, November, or December of a calendar year are treated for Federal income tax purposes as though received on December 31 of that year if paid to shareholders during January of the following calendar year.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from Federal income tax and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for regular Federal income tax purposes. A Fund will be qualified to pay exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which interest payments are exempt from Federal income tax under Code Section 103. A Fund will inform shareholders annually as to the portion of the distribution paid by it which constitutes exempt-interest dividends. A Fund is authorized to make investments which will give rise to taxable rather than tax-exempt income. To the extent that a Fund's dividends are derived from income from its taxable investments and from gain recognized by the Fund, they will be taxable to shareholders as ordinary income.

     Tax-exempt interest on private activity bonds and exempt-interest dividends attributable to private activity bonds generally are treated as tax preference items for purposes of the Federal alternative minimum tax. Therefore, if a Fund invests in such private activity bonds, certain shareholders may become subject to the alternative minimum tax on that part of the Fund's exempt-interest dividends derived from interest income on such bonds.

     The entire amount of exempt-interest dividends received from a Fund by most corporations will be part of an adjustment in computing Federal alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under Code section 59A.

     Up to 85% of an individual's social security benefits and certain railroad retirement benefits may be subject to Federal income tax. Along with other factors, total tax-exempt income, including exempt-interest dividends, is used to calculate the portion of such benefits that are taxed.

     There could be retroactive revocation of the tax-exempt status of certain municipal obligations after their issuance. In addition, in connection with budget and tax reform efforts, proposals may be made or adopted which would change the tax treatment arising from an investment in a Fund. It is not possible to predict the precise impact of these events, but they may affect the value of the securities in a Fund's portfolio.

     Deductions for interest expense incurred (or deemed incurred) to acquire or carry shares of a Fund may be subject to limitations that reduce or eliminate such deductions. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the purchase of shares.

     A Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct TIN or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     The treatment for state, local and municipal tax purposes of distributions of exempt-interest dividends from a Fund will vary according to the laws of state and local taxing authorities. Exempt-interest dividends and other dividends may be subject to state and local taxation. Investors should consult with their tax advisors as to the availability of any exemptions from such taxes. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds may suffer adverse tax consequences from investing in a Fund and, therefore, should consult their tax advisors before purchasing Fund shares. In some instances, a state or city may exempt from tax the portion of the distribution from the Fund that represents interest received on obligations of that state or its political subdivisions. Under the laws of certain other states and cities, the entire amount of any such distribution may be taxable.

     California law provides that if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest of which is exempt from tax under California law or of obligations the interest of which is exempt from tax under U.S. law, distributions designated as "exempt-interest" dividends for California purposes are exempt from California personal income taxes. Shareholders will be notified annually of the Federal income tax status of distributions and the percentage of municipal obligation interest income received.

     The preceding discussion primarily relates to Federal income taxes; the consequences under other tax laws may differ. For additional information relating to taxation, see the SAI.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES


     Municipal Obligations. The Funds invest primarily (at least 65% of total assets) in various types of Municipal Obligations. The California Tax-Exempt Money Market Fund invests primarily in California Municipal Obligations. The National Tax-Exempt Money Market Fund invests primarily in municipal obligations, the interest on which is exempt from Federal income tax. Such municipal securities consist of debt obligations issued to obtain funds for various public purposes, including general financing for state and local governments as well as for specific projects or public facilities. Municipal securities may be backed by the taxing power of the municipality that has issued the security, by revenues from a specific project or facility being financed, or by the credit of a private entity.


     Tax-Exempt Notes. The Funds may invest in tax-exempt notes. These instruments are generally used to meet short term capital needs and usually have maturities of one year or less. Tax and revenue anticipation notes are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short term capital or operating needs.

     Municipal Lease Obligations. The Funds may invest in municipal lease obligations including certificates of participation (COPs), which finance a variety of public projects. Because of the way these instruments are structured, they carry a greater risk than other types of municipal securities. The Funds may invest in lease obligations only when they are rated by a rating agency or are deemed by the Advisor, under the direction of the Board of Trustees, to be of a quality comparable to a Fund's quality standards. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Advisor will evaluate the credit quality and liquidity of the security. In making its evaluation, the Advisor will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. For further discussion regarding municipal lease obligations, see "Investment Policies" in the SAI.

     Variable and Floating Rate Demand and Master Demand Notes. The Funds may, from time to time, buy variable or floating rate demand notes issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with each Fund's other investments in illiquid instruments, will be limited to an aggregate total of 10% of each Fund's net assets.

     The Funds may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously.

     U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Advisor, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The maturity of the underlying securities in a repurchase agreement transaction may not exceed seven days. See "Investment Restrictions." In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.

     Loans of Portfolio Securities. Each Fund may lend its portfolio securities up to 5% of its total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned.

     Forward Commitments and When-Issued Securities. The Funds may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account, cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales which profits are not tax-exempt.

     Illiquid Investments. It is the policy of each Fund that restricted securities and other illiquid securities may not constitute, at the time of purchase or at any time, more than 10% of the value of the total net assets of the Fund.

     When, in the opinion of the Advisor, market conditions dictate a temporary defensive strategy, a Fund may invest more than 20% of its assets in securities that are subject to Federal income tax, California personal income tax, or both, as applicable. Such investments would be made for temporary purposes only, and under normal market conditions each Fund intends to invest at least 80% of its assets in tax-exempt securities.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the outstanding shares of the Fund. The following descriptions summarize several of the Funds' fundamental investment restrictions, which are set forth in full in the Statement of Additional Information.

No Fund may:


     1. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry; and



     2. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.


     These investment restrictions are applied at the time investment securities are purchased.

                               OTHER INFORMATION

CAPITALIZATION


     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.


     The Board of Trustees has authorized the issuance of multiple classes of shares in each of the Funds described in this Prospectus, including Investor Shares and Institutional Shares. Each share of a Fund represents an equal proportionate interest in a particular Fund with other shares of the same class and is entitled to cash dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.

     Each Fund's Institutional Shares and Investor Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has not approved a Distribution Plan with respect to Institutional Shares. Each Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Funds' outstanding Institutional Shares owned by shareholders with whom a Service Organization has a servicing relationship. Because of the "class expenses," the performance of a Fund's Institutional Shares is expected to be higher than the performance of its Investor Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Funds' Institutional Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.

PERFORMANCE INFORMATION

     Each Fund may, from time to time, include its yield and effective yield for its Investor Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield of the Funds are mandated by the SEC.

     Quotations of "yield" for a class of shares of a Fund will be based on the investment income per share during a particular a seven-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.



     The funds may also advertise their "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to Federal and/or state taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum applicable marginal tax rate). A taxable equivalent yield quotation for a Fund will be higher than the Fund's yield quotations.


     Any fees which may be imposed by Service Organizations directly on their customer accounts for cash management services in connection with investments in the Funds are not reflected in yield figures and any such fees, if charged, will reduce the actual return received by customers on their investments.

     For purpose of comparison, a Fund may, from time to time, quote performance information from IBC/Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746. IBC/Donoghue's MONEY MARKET AVERAGE is widely recognized index of money fund performance. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield for the Funds, see "Other Information -- Performance Information" in the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Fund at 237 Park Avenue, Suite 910, New York, New York 10017.

     General and Account Information: (800) 662-8417.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                      PACTMMIV-2/96

                          [PACIFICA LOGO]


                          (INSTITUTIONAL SHARES)

                          PACIFICA NATIONAL TAX-EXEMPT
                          MONEY MARKET FUND

                          PACIFICA CALIFORNIA TAX-EXEMPT
                          MONEY MARKET FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                             (INSTITUTIONAL SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417
                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")


                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
                        ("FURMAN SELZ" OR THE "SPONSOR")


                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Institutional Shares of the following two portfolios (the "Funds"):


    - Pacifica National Tax-Exempt Money Market Fund


    - Pacifica California Tax-Exempt Money Market Fund



    This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about each Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.

                          ----------------------------


    AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996

                               TABLE OF CONTENTS



                                                            PAGE
                                                            ----
HIGHLIGHTS...............................................     3
FUND EXPENSES............................................     5
FEE TABLE -- INSTITUTIONAL SHARES........................     5
THE FUNDS................................................     7
INVESTMENT POLICIES AND PRACTICES
  OF THE FUNDS...........................................     7
RISKS OF INVESTING IN THE FUNDS..........................     8
MANAGEMENT OF THE FUNDS..................................    10
FUND SHARE VALUATION.....................................    14
PURCHASE AND REDEMPTION OF
  INSTITUTIONAL SHARES...................................    14
EXCHANGE OF INSTITUTIONAL SHARES.........................    17
DIVIDENDS, DISTRIBUTIONS AND
  FEDERAL INCOME TAX.....................................    18
DESCRIPTION OF SECURITIES AND
  INVESTMENT PRACTICES...................................    20
INVESTMENT RESTRICTIONS..................................    24
OTHER INFORMATION........................................    24
APPENDIX.................................................   A-1

                                   HIGHLIGHTS



INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


     This Prospectus describes two investment portfolios managed by First Interstate Capital Management, Inc. Each Fund has a distinct investment objective and policies.


     The California Tax-Exempt Money Market Fund. The investment objective of the California Tax-Exempt Money Market Fund is to provide investors with as high a level of current interest income exempt from both Federal and California personal income taxes as is consistent with the preservation of capital and liquidity. To achieve its objective, the California Tax-Exempt Money Market Fund invests primarily in high quality, short-term California Municipal Obligations which have remaining maturities not exceeding 397 days.


     The National Tax-Exempt Money Market Fund. The investment objective of the National Tax-Exempt Money Market Fund is to seek as high a level of current income exempt from Federal income tax as is consistent with liquidity and stability of principal. To achieve its objective the National Tax-Exempt Money Market Fund invests primarily in a diversified portfolio of high-quality, short-term municipal obligations the interest on which is exempt from Federal income tax and which have remaining maturities not exceeding 397 days.

     For additional information concerning the investment policies, practices and risk considerations of the Funds, see "The Funds," "Investment Policies and Practices of the Funds" and "Risks of Investment in the Funds" in this Prospectus.


RISKS OF INVESTING IN THE FUNDS


     Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Funds will always be able to do so. The Funds' performance will change daily based on many factors, including the quality of the instruments in the Funds' investment portfolios, national and international economic conditions, interest rate levels and general market conditions. The policy of the California Tax-Exempt Money Market Fund to invest primarily in California Municipal Obligations presents certain risks because the Fund's performance will be closely tied to the economic and political conditions of California and its municipalities. Because each Fund is classified as non-diversified under the Investment Company Act of 1940 (the "1940 Act"), each Fund may be more sensitive to factors affecting a particular issuer.

     There is no assurance that the Funds will achieve their investment objectives.


MANAGEMENT OF THE FUNDS


     First Interstate Capital Management, Inc. acts as investment advisor to the Funds. For its services, the Advisor is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Institutional Shares" and "Management of the Funds" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Funds. Furman Selz provides certain management and administrative services to the Funds, and is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Funds' shares.


     Fees and expenses charged to the Funds are outlined on page 5 of this Prospectus.



               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS



     Purchase orders for the Funds received by 9:00 a.m., Pacific time (12:00 p.m., Eastern time), will become effective that day.


     Institutional Shares of the Funds are purchased at net asset value without a sales charge.

     Shareholders may purchase, redeem or exchange Institutional Shares by telephone.

     All dividends and distributions will be automatically reinvested at net asset value in additional Institutional Shares of the applicable Fund unless cash payment is requested.


     - Distributions for the Funds are generally paid quarterly.


     For additional information on how to purchase and redeem Institutional Shares of the Funds, see "Purchase and Redemption of Institutional Shares" and "Exchange of Institutional Shares."

                                 FUND EXPENSES

     The following table lists the costs and expenses that an investor will incur either directly or indirectly as an Institutional shareholder of a Fund. The information is based on estimated amounts for the initial fiscal year of each Fund.

                       FEE TABLE -- INSTITUTIONAL SHARES


                                        NATIONAL           CALIFORNIA
                                       TAX-EXEMPT          TAX-EXEMPT
                                    MONEY MARKET FUND   MONEY MARKET FUND
                                    -----------------   -----------------
SHAREHOLDER TRANSACTION
 EXPENSES:
  Maximum Sales Load Imposed on
     Purchases (as a percentage
     of offering price).........       None                None
  Maximum Sales Load Imposed on
     Reinvested Dividends (as a
     percentage of offering
     price).....................       None                None
  Deferred Sales Load (as a
     percentage of redemption
     proceeds)..................       None                None
  Redemption Fees...............       None                None
  Exchange Fee..................       None                None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average
     net assets)
  Management Fees (after
     waivers)(++)...............       0.15%               0.08%
  Other Expenses (after
     waivers)(++)++.............       0.30%               0.37%
                                      ------              ------
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++.......       0.45%               0.45%
                                       =====               =====


---------------


(++) Management Fees (before waivers) would be .35% and .35%, respectively.
(++)++ Other Expenses (before waivers) would be .30% and .40%, respectively and are estimated.
(++)++++ Total Fund Operating Expenses (before waivers) would be
         .65% and .75%, respectively.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Institutional Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.


EXAMPLE:(++)



     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:



                                  NATIONAL             CALIFORNIA
                                 TAX-EXEMPT            TAX-EXEMPT
                              MONEY MARKET FUND     MONEY MARKET FUND
                              -----------------     -----------------
1 year....................          $   4                 $   4
3 years...................          $  14                 $  14


---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE
     ASSUMED AMOUNT.

                                   THE FUNDS

     The Funds are portfolios of a Massachusetts business trust, Pacifica Funds Trust, organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Funds.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     Each Fund follows its own investment policies and practices, including certain investment restrictions. The SAI contains the specific investment restrictions which govern the Funds' investments. The Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental. The Advisor selects investments and makes investment decisions based on the investment objective and policies of each Fund.

     The National Tax-Exempt Money Market Fund's investment objective is to seek as high a level of current income exempt from Federal income tax as is consistent with liquidity and stability of principal. To achieve its objective the National Tax-Exempt Money Market Fund invests primarily in a diversified portfolio of high-quality, short-term municipal obligations the interest on which is exempt from Federal income tax.

     The California Tax-Exempt Money Market Fund's investment objective is to provide investors with as high a level of current interest income exempt from both Federal and California personal income taxes as is consistent with the preservation of capital and liquidity. To achieve its objective, the California Tax-Exempt Money Market Fund invests primarily in high quality short-term California Municipal Obligations.

     Each Fund seeks to maintain a net asset value of $1.00 per share. Their assets consist only of obligations with remaining maturities (as defined by the Securities and Exchange Commission) of 397 days or less at the date of acquisition, and the dollar-weighted average maturity of each Fund's investments is 90 days or less. There can be no assurance that each Fund's investment objective will be achieved or that the Funds will be able to maintain a net asset value of $1.00 per share.

     Municipal obligations acquired by the Funds must be rated at the time of purchase in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (or by only one in the event only one rating service has rated the security) or, if unrated, must be determined to be of comparable quality by the Advisor. Municipal obligations are debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("municipal obligations"). The California Tax-Exempt Money Market Fund invests primarily in municipal obligations of the State of California and its respective authorities, agencies, instrumentalities and political subdivisions ("California Municipal Obligations"). Under normal market conditions, each Fund will invest at least 80% of its total assets in obligations the interest on which is exempt from Federal income tax. For purposes of this investment limitation, securities, the interest on which is treated as a tax preference item under the Federal alternative minimum tax, are considered taxable. In addition, under normal market conditions, the California Tax-Exempt Money market Fund will invest at least 65% of its total assets in California Municipal Obligations.


     The types of securities and investment practices used by the Funds are described in greater detail below under "Description of Securities and Investment Practices."

                        RISKS OF INVESTING IN THE FUNDS

     The Funds attempt to maintain the value of their shares at a constant $1.00 per share, although there can be no assurance that the Funds will always be able to do so. The Funds' performance will fluctuate based on many factors, including the quality of the instruments in each Funds' investment portfolio, national and international economic conditions, interest rate levels and general market conditions.


     The California Tax-Exempt Money Market Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.


     In seeking to achieve its investment objective, each Fund may invest in municipal obligations that are private activity bonds the interest on which is subject to the Federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of each Fund's total assets when added together with any taxable investments held by the Fund.


     The concentration of the California Tax-Exempt Money Market Fund in California Municipal Obligations raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of California issuers and/or obligors to meet their obligations thereunder. Many of the California Tax-Exempt Money Market Fund's investments are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.



     Because of the complex nature of the various initiatives and restrictions mentioned above, certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local governmental entities, it is not presently possible to determine the impact of these initiatives and related measures on the ability of governmental issuers in California to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to municipal obligations of governmental issuers in the state over the past several years.


     In addition to the various initiatives and restrictions discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California. These economic factors have reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses have been rising. Such economic factors have also adversely impacted the ability of state and local California governmental entities to repay debt.

     In addition to the risk of nonpayment of state and local California governmental debt, if such debt declines in quality and is downgraded by the NRSROs, it may become ineligible for purchase by the Fund. Since there are large numbers of buyers of such debt that may be similarly restricted, the supply of eligible securities could become inadequate at certain times.

     A more detailed description of special factors affecting investment in California municipal obligations is set forth in the Appendix to the SAI.


     Because the National Tax-Exempt Money Market Fund invests primarily in municipal obligations of issuers in various states and localities, it is subject to many of the same risks and special considerations with respect to its portfolio investments as discussed above relating to the State of California and its municipalities.


                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John
E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Management Trustees and Officers."


THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.


     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.


     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states.



     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.


     For the advisory services it provides to the Funds, FICM is entitled to receive from each Fund fees, payable monthly, at the annual rate of 0.35% of the first $500 million of a Fund's average daily net assets, 0.30% of the next $500 million of a Fund's average daily net assets, and 0.25% of a Fund's average daily net assets in excess of $1 billion.


THE SPONSOR AND DISTRIBUTOR



     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Funds. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust; however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.


     PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of Institutional Shares of the Funds and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive will take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Securities, Inc.


ADMINISTRATIVE SERVICES


     The Funds have also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' Officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Funds. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for each Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.


SERVICE ORGANIZATIONS


     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Funds' Institutional Shares, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Institutional Shares of the Funds owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be home entirely by the Funds' Institutional Shares.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as

Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


OTHER EXPENSES



     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Funds include legal and auditing expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Funds. Trust expenses directly attributable to a particular Fund are charged to that Fund, and expenses attributable to a particular class of shares of a Fund (such as Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.



PORTFOLIO TRANSACTIONS


     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best execution of the Funds' orders. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor.


                              FUND SHARE VALUATION


     The net asset value of each class of shares of the Funds is calculated at 3:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of a Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor, Furman Selz and PFD Inc., are accrued daily and taken into account for the purpose of determining the net asset value.


     The Funds use the amortized cost method to value their portfolio securities and seek to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                PURCHASE AND REDEMPTION OF INSTITUTIONAL SHARES

     Institutional Shares of the Funds are sold without a sales load on a continuous basis primarily to customers ("Customers") of affiliate, franchise or correspondent banks of First Interstate Bancorp and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of Institutional Shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Shares of a Fund should contact their account representatives.


     Shares of a Fund are sold at net asset value per share next determined after a purchase order has become effective. Purchase orders by an Institution for Institutional Shares in the Funds must be received by the Trust by 9:00 a.m., Pacific time (12:00 p.m., Eastern time) on any Business Day. Payment for such shares may be made by Institutions in Federal funds or other funds immediately available to the Trust's custodian no later than 9:00 a.m., Pacific time (12:00 p.m., Eastern time) on the next Business Day following the receipt of the purchase order.


     It is the responsibility of Institutions to transmit orders for purchases by their Customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with an Institution. In addition, an Institution may receive fees from the Funds with respect to the investments of its Customers as described above under "Management of the Funds." Payments for Institutional Shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

     The Trust reserves the right to reject any purchase order. Payment for orders which are not received will be returned after prompt inquiry. The issuance of Institutional Shares is recorded on the books of the Funds, and share certificates are not issued.

     Neither the Trust, the Distributor nor Furman Selz will be responsible for the authenticity of telephone instructions for the purchase or redemption of Institutional Shares where such instructions are reasonably believed to be genuine. Accordingly, the Institution will bear the risk of loss. The Trust will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for any loss, damage or expense arising from such instructions that prove to be fraudulent or unauthorized.

     Redemption requests are effected at the net asset value per share next determined after receipt of a redemption request in good order by the Trust. Institutional Shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the account at the Institution. The Trust intends to pay cash for all Institutional Shares redeemed, but in unusual circumstances may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Share balances may be redeemed pursuant to arrangements between Institutions and investors. It is the responsibility of an Institution to transmit redemption requests to the Trust and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Shares of a Fund are normally wired to the redeeming Institution the following Business Day after receipt of the request by the Trust. The Trust reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect a Fund.

     All redemptions of Institutional Shares of the Funds shall be made in cash, except that the commitment to redeem Institutional Shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

     A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be recognized on a redemption of shares of the Funds, both of which seek to maintain a net asset value of $1.00 per share.

                        EXCHANGE OF INSTITUTIONAL SHARES

     The Funds offer a convenient way to exchange Institutional Shares in one Fund for Institutional Shares in another investment portfolio of the Trust (except the Prime Money Market Fund and Treasury Money Market Fund). Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to Furman Selz, Mutual Fund Department, 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Institutional Shares of one portfolio for Institutional Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order.

     An exchange is taxable as a sale of a security; however, if a Fund maintains a net asset value of $1.00 per share, no gain or loss would be realized upon an exchange of Fund shares. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.


     To exchange Institutional Shares, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application.


     In addition, Institutional Shares of a Fund may be exchanged for Investor Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     Each Fund intends to be treated as a regulated investment company under the Federal tax law. As such, the Funds generally will not pay Federal income tax on the income and gains they pay as dividends to their shareholders. In order to avoid a 4% Federal excise tax, each Fund intends to distribute each year all of its income and gains.

     Shareholders will be subject to tax on dividends (other than exempt-interest dividends as described below) received from a Fund, regardless of whether received in cash or reinvested in additional shares. Shareholders must treat dividends, other than capital gain or exempt-interest dividends, as ordinary income. Dividends designated as capital gain dividends are taxable to shareholders as long-term capital gain. Certain dividends declared in October, November, or December of a calendar year are treated for Federal income tax purposes as though received on December 31 of that year if paid to shareholders during January of the following calendar year.


     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from Federal income tax and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for regular Federal income tax purposes. A Fund will be qualified to pay exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which interest payments are exempt from Federal income tax under Code Section 103. A Fund will inform shareholders annually as to the portion of the distribution paid by it which constitutes exempt-interest dividends. A Fund is authorized to make investments which will give rise to taxable rather than tax-exempt income. To the extent that a Fund's dividends are derived from income from its taxable investments and from gain recognized by the Fund, they will be taxable to shareholders as ordinary income.



     Tax-exempt interest on private activity bonds and exempt-interest dividends attributable to private activity bonds generally are treated as tax preference items for purposes of the Federal alternative minimum tax.

Therefore, if a Fund invests in such private activity bonds, certain shareholders may become subject to the alternative minimum tax on that part of the Fund's exempt-interest dividends derived from interest income on such bonds.



     The entire amount of exempt-interest dividends received from a Fund by most corporations will be part of an adjustment in computing Federal alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under Code section 59A.



     Up to 85% of an individual's social security benefits and certain railroad retirement benefits may be subject to Federal income tax. Along with other factors, total tax-exempt income, including exempt-interest dividends, is used to calculate the portion of such benefits that are taxed.



     There could be retroactive revocation of the tax-exempt status of certain municipal obligations after their issuance. In addition, in connection with budget and tax reform efforts, proposals may be made or adopted which would change the tax treatment arising from an investment in a Fund. It is not possible to predict the precise impact of these events, but they may affect the value of the securities in a Fund's portfolio.


     Deductions for interest expense incurred (or deemed incurred) to acquire or carry shares of a Fund may be subject to limitations that reduce or eliminate such deductions. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the purchase of shares.

     A Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct TIN or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.


     The treatment for state, local and municipal tax purposes of distributions of exempt-interest dividends from a Fund will vary according to the laws of state and local taxing authorities. Exempt-interest dividends and other dividends may be subject to state and local taxation. Investors should consult with their tax advisors as to the availability of any exemptions from such taxes. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds may suffer adverse tax consequences from investing in a Fund and, therefore, should consult their tax advisors before purchasing Fund shares. In some instances, a state or city may exempt from tax the portion of the distribution from the Fund that represents interest received on obligations of that state or its political subdivisions. Under the laws of certain other states and cities, the entire amount of any such distribution may be taxable.


     California law provides that if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest of which is exempt from tax under California law or of obligations the interest of which is exempt from tax under U.S. law, distributions designated as "exempt-interest" dividends for California purposes are exempt from California personal income taxes. Shareholders will be notified annually of the Federal income tax status of distributions and the percentage of municipal obligation interest income received.


     The preceding discussion primarily relates to Federal income taxes; the consequences under other tax laws may differ. For additional information relating to taxation, see the SAI.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES


     Municipal Obligations. The Funds invest primarily (at least 65% of total assets) in various types of Municipal Obligations. The California Tax-Exempt Money Market Fund invests primarily in California Municipal Obligations. The National Tax-Exempt Money Market Fund invests primarily in municipal obligations the interest on which is exempt from Federal income tax. Such municipal securities consist of debt obligations issued to obtain funds for various public purposes, including general financing for state and local governments as well as for specific projects or public facilities. Municipal securities may be backed by the taxing power of the municipality that has issued the security, by revenues from a specific project or facility being financed, or by the credit of a private entity.



     Tax-Exempt Notes. The Funds may invest in tax-exempt notes. These instruments are generally used to meet short term capital needs and usually have maturities of one year or less. Tax and revenue anticipation notes are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short term capital or operating needs.



     Municipal Lease Obligations. The Funds may invest in municipal lease obligations including certificates of participation (COPs), which finance a variety of public projects. Because of the way these instruments are structured, they carry a greater risk than other types of municipal securities. The Funds may invest in lease obligations only when they are rated by a rating agency or are deemed by the Advisor, under the direction of the Board of Trustees, to be of a quality comparable to a Fund's quality standards. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Advisor will evaluate the credit quality and liquidity of the security. In making its evaluation, the Advisor will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. For further discussion regarding municipal lease obligations, see "Investment Policies" in the SAI.



     Variable and Floating Rate Demand and Master Demand Notes. The Funds may, from time to time, buy variable or floating rate demand notes issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with each Fund's other investments in illiquid instruments, will be limited to an aggregate total of 10% of each Fund's net assets.


     The Funds may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously.

     U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.


     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.



     Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. These agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Advisor, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The maturity of the underlying securities in a repurchase agreement transaction may not exceed seven days. See "Investment Restrictions." In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may experience time delays in connection with the disposition of such securities.



     Loans of Portfolio Securities. Each Fund may lend its portfolio securities up to 5% of its total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned.



     Forward Commitments and When-Issued Securities. The Funds may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account, cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales which profits are not tax-exempt.


     Illiquid Investments. It is the policy of each Fund that restricted securities and other illiquid securities may not constitute, at the time of purchase or at any time, more than 10% of the value of the total net assets of the Fund.


     When, in the opinion of the Advisor, market conditions dictate a temporary defensive strategy, a Fund may invest more than 20% of its assets in securities that are subject to Federal income tax, California personal income tax, or both, as applicable. Such investments would be made for temporary purposes only, and under normal market conditions each Fund intends to invest at least 80% of its assets in tax-exempt securities.


                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the outstanding shares of the Fund. The following descriptions summarize several of the Funds' fundamental investment restrictions, which are set forth in full in the Statement of Additional Information.


No Fund may:



     1. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.



     2. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.



     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Fund will not at any time have more than 15% of its net assets invested in illiquid securities.


                               OTHER INFORMATION


CAPITALIZATION



     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.


     The Board of Trustees has authorized the issuance of multiple classes of shares in each of the Funds described in this Prospectus, including Institutional Shares and Investor Shares. Each share of a Fund represents an equal proportionate interest in a particular Fund with other shares of the same class and is entitled to cash dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.


     Each Fund's Institutional Shares and Investor Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has approved a Distribution Plan with respect to Investor Shares of each Fund under which the Trust may pay the Distributor in connection with the distribution of Investor Shares at a rate or rates set from time to time by the Board of Trustees, provided that no rate may exceed the annual rate of 0.50% of the average daily net asset value of Investor Shares of a Fund. In addition, each Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Funds' outstanding Investor Shares owned by shareholders with whom a Service Organization has a servicing relationship. Because of the "class expenses", the performance of a Fund's Investor Shares is expected to be lower than the performance of its Institutional Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Funds' Investor Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.


VOTING


     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the

Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.



     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16 (c) of the 1940 Act.


     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.


PERFORMANCE INFORMATION


     Each Fund may, from time to time, include its yield and effective yield for its Institutional Shares, Service Shares and Investor Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield of the Funds are mandated by the SEC.

     Quotations of "yield" for a class of shares of a Fund will be based on the investment income per share during a particular a seven-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.


     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.


     The Funds may also advertise their "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to Federal and/or state taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum applicable marginal tax rate). A taxable equivalent yield quotation for a Fund will be higher than the Fund's yield quotations.


     For purposes of comparison, a Fund may, from time to time, quote performance information from IBC/Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746. IBC/Donoghue's MONEY MARKET AVERAGE is a widely recognized index of money market fund performance. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield for the Funds, see "Other Information -- Performance Information" in the SAI.


SHAREHOLDER INQUIRIES


     All shareholder inquiries should be directed to the Fund at 237 Park Avenue, Suite 910, New York, New York 10017.


     General and Account Information: (800) 662-8417.


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFER-

ING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT ADVISOR
First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258

ADMINISTRATOR

Furman Selz LLC

230 Park Avenue
New York, New York 10169

DISTRIBUTOR
Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN
First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                      PACTMMIS-2/96

                          [PACIFICA LOGO]


                          (INVESTOR SHARES)

                          PACIFICA EQUITY INDEX FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                             (INSTITUTIONAL SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417
                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
                        ("FURMAN SELZ" OR THE "SPONSOR")

                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")


    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Institutional Shares of the following portfolio (the "Fund"):



    - Pacifica Equity Index Fund



    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address or information number printed above.

                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
HIGHLIGHTS...............................................     3
FUND EXPENSES............................................     5
FEE TABLE -- INSTITUTIONAL SHARES........................     5
THE FUND.................................................     7
INVESTMENT POLICIES AND PRACTICES
  OF THE FUND............................................     7
RISKS OF INVESTING IN THE FUND...........................     8
MANAGEMENT OF THE FUND...................................     9
FUND SHARE VALUATION.....................................    13
PURCHASE AND REDEMPTION OF
  INSTITUTIONAL SHARES...................................    14
EXCHANGE OF INSTITUTIONAL SHARES.........................    17
DIVIDENDS, DISTRIBUTIONS AND
  FEDERAL INCOME TAX.....................................    18
DESCRIPTION OF SECURITIES AND
  INVESTMENT PRACTICES...................................    21
INVESTMENT RESTRICTIONS..................................    27
OTHER INFORMATION........................................    28

                                   HIGHLIGHTS


INVESTMENT OBJECTIVE AND POLICIES OF THE FUND



     This Prospectus describes a diversified investment portfolio managed by First Interstate Capital Management, Inc.



     The investment objective of the Fund is to replicate the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").1 The Fund seeks to achieve this investment objective by investing in all 500 stocks in the S&P 500 Index in approximately the same proportions as they are represented in the Index. Most of the stocks included in the S&P 500 Index are listed on the New York Stock Exchange and represent large capitalization companies.



     For additional information concerning the investment policies, practices and risk considerations of the Fund, see "The Fund," "Investment Policies and Practices of the Fund" and "Risks of Investing in the Fund" in this Prospectus.



RISKS OF INVESTING IN THE FUND



     The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. The Fund's performance will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, interest rate levels, the overall level of equity prices, general market conditions and international exchange rates. Depending on these factors, the net asset value of the Fund may decrease instead of increase.



     There is no assurance that the Fund will achieve its investment objective.



MANAGEMENT OF THE FUND



     First Interstate Capital Management, Inc. acts as investment advisor to the Fund. For its services, the Advisor is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Institutional Shares" and "Management of the Fund" in this Prospectus.



     Furman Selz acts as administrator and sponsor to the Fund. Furman Selz provides certain management and administrative services to the Fund,


---------------
1 "Standard & Poor's 500" is a registered service mark of Standard & Poor's
  Corporation, which does not sponsor and is in no way affiliated with the Equity Index Fund.

and is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Fund's shares.



     Fees and expenses charged to the Fund are outlined on pages 5 and 6 of this Prospectus.


               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS


     Purchase orders for the Fund received in proper order by 4:15 p.m., Eastern time, will become effective that day.



     Institutional Shares of the Fund are purchased at net asset value without a sales charge.


     Shareholders may purchase, redeem or exchange Institutional Shares by telephone.


     All dividends and distributions will be automatically reinvested at net asset value in additional Institutional Shares of the Fund unless cash payment is requested.



     - Distributions for the Fund are generally paid quarterly.



     For additional information on how to purchase and redeem Institutional Shares of the Fund, see "Purchase and Redemption of Institutional Shares" and "Exchange of Institutional Shares."

                                 FUND EXPENSES


     The following table lists the costs and expenses that an investor will incur either directly or indirectly as an Institutional shareholder of the Fund. The information is based on estimated amounts for the initial fiscal year of the Fund.


                       FEE TABLE -- INSTITUTIONAL SHARES


SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price) ...............  None
  Maximum Sales Load Imposed on Reinvested Dividends
     (as a percentage of offering price)................  None
  Deferred Sales Load (as a percentage of redemption
     proceeds) .........................................  None
  Redemption Fees.......................................  None
  Exchange Fee..........................................  None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)(++)...................  0.05%
  Other Expenses (after waivers)(++)++..................  0.30%
                                                          -----
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++...............................  0.35%
                                                          =====


---------------


(++) Management Fees (before waivers) would be 0.25%.
(++)++ Other Expenses (before waivers) would be 0.40%.
(++)++++ Total Fund Operating Expenses (before waivers) would be
     0.65%.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Fund's Institutional Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Fund.


EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


1 year...................................................   $ 3
3 years..................................................   $11


---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
  WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                                    THE FUND



     The Fund is a portfolio of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Fund.



                 INVESTMENT POLICIES AND PRACTICES OF THE FUND



     - The Fund's investment objective is to replicate the investment performance of the S&P 500 Index.



     The SAI contains the specific investment restrictions which govern the Fund's investments. The Fund's investment objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval. Any change in the investment objective of the Fund by the Board of Trustees may result in the Fund having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Fund. Except for those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental.



     The Advisor selects investments and makes investment decisions based on the investment objective and policies of the Fund.



     The Fund's investment objective is to replicate the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index"). The S&P 500 Index consists of 500 common stocks selected by Standard & Poor's Corporation for inclusion in the Index on the basis of market value and industry diversification. Most of the stocks included in the S&P 500 Index are listed on the New York Stock Exchange and represent large capitalization companies. The Fund invests in all 500 stocks in the S&P 500 Index in approximately the same proportions as they are represented in the Index.


     The Fund is not managed according to traditional methods of "active" investment management, which involve the purchase and sale of securities based upon economic, financial and market analysis as well as investment judgment. Rather, the Fund employs a "passive" investment approach typical of "indexing" in its effort to replicate the investment performance of the S&P 500 Index. Because the Fund is subject to various brokerage costs, fees and operating expenses which the Index is not subject to, it is likely that the Fund's total return will be somewhat lower than that of the Index.

     The Fund intends to remain fully invested in the common stocks comprising the Index, to the extent practicable, in order to carry out its stated investment objective. The Fund may utilize certain additional investment techniques in carrying out its investment objective. These additional techniques involve the use of certain types of stock options, futures contracts including stock index futures contracts, options on futures contracts, warrants and equity swaps. These investment techniques will not be used for speculative purposes and will only be used in furtherance of achieving the Fund's investment objective. These investment techniques are described more fully in this Prospectus under "Description of Securities and Investment Practices." The Fund may also invest in Standard & Poor's Depository Receipts ("SPDRs"), which are securities traded on the American Stock Exchange that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the performance of the S&P 500.


     For temporary or defensive purposes the Fund may vary from its investment objective and may invest, without limit (except for the limitations described under "Investment Restrictions"), in cash and/or certain high quality short-term debt instruments described below. The Fund may also at any time invest its assets in such instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses and redemption requests.


     The Fund may also hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), and cash, pending investment, to meet anticipated redemption requests or if, in the opinion of the Advisor, suitable investments for the Fund are unavailable. Such investments may be made in such proportions as, in the opinion of the Advisor, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks. The types of securities and investment practices used by the Fund are described in greater detail under the section "Description of Securities and Investment Practices" on pages 20-27 of this Prospectus.



                         RISKS OF INVESTING IN THE FUND



     The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. Shareholders of the Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund.

     There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.



                             MANAGEMENT OF THE FUND



     The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Fund's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."


THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.


     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.



     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states.



     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.

     For the advisory services it provides to the Fund, FICM is entitled to receive from the Fund fees, payable monthly, at the annual rate, based on average daily net assets, of 0.25%.



THE SPONSOR AND DISTRIBUTOR



     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Fund. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust, however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.



     PFD Inc. may from time to time pay a bonus or other incentive to dealers that employ registered representatives who sell a minimum dollar amount of Institutional Shares of the Fund and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Investments, Inc.


ADMINISTRATIVE SERVICES


     The Fund has also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for the Fund for an annual fee of $30,000 plus out-of-pocket expenses.


SERVICE ORGANIZATIONS


     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Fund's Institutional Shares, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Institutional Shares of the Fund owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Fund's Institutional Shares. However, the Fund does not currently intend to make any payments to Service Organizations with respect to Institutional Shares.



     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.



     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES


     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Fund include legal and auditing expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund accounting, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Fund. Trust expenses directly attributable to the Fund are charged to the Fund, and expenses attributable to a particular class of shares of the Fund (such as Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.


PORTFOLIO TRANSACTIONS


     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.



     In effecting purchases and sales of portfolio securities for the account of the Fund, the Advisor will seek the best execution of the Fund's orders. Purchases and sales of common stocks are generally placed by the Advisor with broker-dealers which, in the Advisor's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.



     A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by the Fund. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Fund's objective and policies.


                              FUND SHARE VALUATION


     The net asset value of each class of shares of the Fund is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor and Furman Selz, are accrued daily and taken into account for the purpose of determining the net asset value.


     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.


     With respect to option contracts entered into by the Fund, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value.


                PURCHASE AND REDEMPTION OF INSTITUTIONAL SHARES


     Institutional Shares of the Fund are sold without a sales load on a continuous basis primarily to customers ("Customers") of affiliate, franchise or correspondent banks of First Interstate Bancorp and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of Institutional Shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund will be governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Shares of the Fund should contact their account representatives.



     Shares of the Fund are sold at net asset value per share next determined after a purchase order has become effective. Purchase orders by an Institution for Institutional Shares in the Fund must be received by the Trust by 4:15 p.m. (Eastern time) on any Business Day. Payment for such shares may be made by Institutions in Federal funds or other funds immediately available to the Trust's custodian no later than 4:15 p.m. (Eastern time) on the next Business Day following the receipt of the purchase order.

     It is the responsibility of Institutions to transmit orders for purchases by their Customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with an Institution. In addition, an Institution may receive fees from the Fund with respect to the investments of its Customers as described above under "Management of the Fund." Payment for Institutional Shares of the Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.



     With respect to former shareholders of Westcore Trust who do not have a relationship with an Institution, additional shares of the Fund may be purchased by writing or calling the Fund directly at 237 Park Avenue, Suite 910, New York, NY 10017 or 1-800-662-8417.



     The Trust reserves the right to reject any purchase order. Payment for orders which are not received will be returned after prompt inquiry. The issuance of Institutional Shares is recorded on the books of the Fund, and share certificates are not issued.


     Neither the Trust, the Distributor nor Furman Selz will be responsible for the authenticity of telephone instructions for the purchase or redemption of Institutional Shares where such instructions are reasonably believed to be genuine. The Trust will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for any loss, damage or expense arising from such instructions that prove to be fraudulent or unauthorized.


     Redemption requests are effected at the net asset value per share next determined after receipt of a redemption request in good order by the Trust. Institutional Shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the account at the Institution. It is the responsibility of an Institution to transmit redemption requests to the Trust and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Shares of the Fund are normally wired to the redeeming Institution the following Business Day after receipt of the request by the Trust. The Trust reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect the Fund.



     With respect to former shareholders of Westcore Trust who do not have a relationship with an Institution, shares of the Fund may be redeemed by writing or calling the Fund directly at 237 Park Avenue, Suite 910, New York, NY 10017 or 1-800-662-8417. When Institutional Shares are redeemed directly from the Fund, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Fund may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.



     To be accepted by the Fund, a letter requesting redemption must include:
(i) the Fund name and account registration from which you are redeeming Institutional Shares; (ii) your account number; (iii) the amount to be redeemed;
(iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.



     All redemptions of Institutional Shares of the Fund shall be made in cash, except that the commitment to redeem Institutional Shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

     A redemption may be a taxable transaction on which gain or loss may be recognized.

                        EXCHANGE OF INSTITUTIONAL SHARES


     The Fund offers a convenient way to exchange Institutional Shares in the Fund for Institutional Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund, 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Institutional Shares of one portfolio for Institutional Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The Trust may terminate or amend the terms of the exchange privilege at any time.


     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.


     To exchange Institutional Shares, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Fund. Telephone exchanges are automatically available unless the shareholder indicates that he does not wish to have this privilege by checking the box on the Purchase Application.



     In addition, Institutional Shares of the Fund may be exchanged for Investor Shares of the Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX


     The Fund intends to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.



     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Fund quarterly. The Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.


     Distributions will be paid in additional shares of the same class held by a shareholder based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.


     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or net short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.



     Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.



     Special tax rules may apply to the Fund's acquisition of financial futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which the Fund may be able to engage in such transactions.



     The Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of the Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.



     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of the Fund that were not held for more than six months with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.



     Before purchasing shares in the Fund, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     It is anticipated that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction available to corporations.



     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.



     Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries.



     If the Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to Federal income tax (and possibly additional interest charges) on a portion of any excess distribution or gain from the disposition of such shares even if it distributes such income to its shareholders. If the Fund elects to treat the PFIC as a qualified electing fund ("QEF") and the PFIC furnishes certain financial information in the required form to the Fund, the Fund would instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts would be subject to the various distribution requirements described above.



     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain preretirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES


OPTIONS



     The Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.



     The Fund may also write covered call and secured put options from time to time as the Advisor deems appropriate. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Fund will not exceed 25% of the value of its net assets. The use of covered call options and secured put options will not be a primary investment technique of the Fund, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.



     The Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the Advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections, afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.



     For additional information relating to option trading practices, including the particular risks thereof, see the SAI.

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS



     The Fund may enter into stock index futures contracts in order to protect the value of common stock investments or to maintain liquidity, provided that not more than 5% of the Fund's net assets are committed to such transactions. See the SAI for further information about stock index futures contracts.



     The Fund may also purchase put options on stock index futures as another method of protecting its assets against market declines. See the SAI for further information about these options contracts.



     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.



     The use of the techniques listed above which involve the segregation of assets to cover future obligations may impair the liquidity of the Fund's assets and its ability to operate as an open-end investment company. Furman Selz and the Advisor will monitor the Fund's use of such techniques and report to the Trustees concerning their impact, if any, on liquidity and the Fund's ability to meet redemptions.


FIXED INCOME SECURITIES


     The Fund may invest in the types of fixed income securities described below.


     U.S. Government Obligations. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.


     Repurchase Agreements. The Fund may agree to purchase securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Fund will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller. The Fund will not enter into repurchase agreements with the Advisor or its affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days. If in the future the Fund was to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the value of the Fund's net assets.



     The seller under a repurchase agreement will be required to maintain the value of the securities that are subject to the agreement and held by the Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.



     Bank Obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued by a U.S. bank, savings bank or savings association that is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks or foreign branches of

U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in domestic and foreign bank obligations are limited to the obligations of financial institutions having $1 billion or more in total assets at the time of purchase.


     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities. Investments by the Fund in commercial paper will consist of issues that are rated in one of the two highest rating categories by a NRSRO. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund. Commercial paper may include variable and floating rate instruments.



     Variable and Floating Rate Instruments. Instruments purchased by the Fund may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by the Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of the Fund's illiquid assets.



     Derivative Securities. The Fund may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Fund may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation the Fund can realize on its investment, could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.



SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES



     The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. Such investments may include investments in SPDRs, which are unit investment trusts that are structured to seek an investment performance that correlates to the performance of the S&P 500. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund.


LOANS OF PORTFOLIO SECURITIES


     To increase return, the Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 30% of the value of the Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in their judgment, the income to be earned from the loan justifies the attendant risks.


FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS


     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

ILLIQUID SECURITIES



     The Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days, time deposits maturing in more than seven days and securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Advisor determines under the supervision of the Board that a liquid trading market exists).


     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Advisor believes that the market for certain restricted securities may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.


     The Advisor monitors the liquidity of restricted securities in each of the Fund under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity of the Fund during periods that qualified institutional buyers become uninterested in purchasing restricted securities.


                            INVESTMENT RESTRICTIONS


     The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the Fund's outstanding shares. The following description summarizes several of the Fund's fundamental restrictions, which are set forth in full in the SAI.



The Fund may not:


     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.


     2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

     3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     4. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.


     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Fund will not at any time have more than 15% of its net assets invested in illiquid securities.


                               OTHER INFORMATION
CAPITALIZATION


     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.



     The Board of Trustees has authorized the issuance of two classes of shares in the Fund described in this Prospectus -- Institutional Shares and Investor Shares. Each share of the Fund represents an equal proportionate interest in the Fund with other shares of the same class and is entitled to such dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.



     The Fund's Institutional Shares and Investor Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has approved a Distribution Plan with respect to Investor Shares of the Fund under which the Trust may pay the Distributor in connection with the distribution of Investor Shares at a rate or rates set from time to time by the Board of Trustees, provided that no rate may exceed the annual rate of 0.50% of the average daily net asset value of Investor Shares of the Fund. In addition, the Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's outstanding Investor Shares owned by shareholders with whom a Service Organization has a servicing relationship. Investor Shares of the Fund are purchased at net asset value per share plus a maximum 3.00% sales charge (subject to certain exceptions). Because of the "class expenses" and sales charges, the performance of the Fund's Investor Shares is expected to be lower than the performance of its Institutional Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Fund's Investor Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.



     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and should be considered remote.


VOTING


     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of the Fund's shares. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.


     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.


PERFORMANCE INFORMATION


     The Fund may, from time to time, include yield and total return data for its Institutional Shares and Investor Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields and total returns of the Fund are mandated by the SEC.



     Quotations of "yield" for a class of shares of the Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.


     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of the expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.


     Quotations of average annual total return for a class of shares of the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class over periods of 1, 5 and 10 years (up to the life of that class), reflect the deduction of a proportional share of expenses allocated to that class (on an annual basis), and assume that all dividends and distributions are reinvested when paid.


     Performance information for the Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see "Other Information -- Performance Information" in the SAI.


SHAREHOLDER INQUIRIES


     All shareholder inquiries should be directed to the Fund at 237 Park Avenue, Suite 910, New York, New York 10017.


General and Account Information: (800) 662-8417


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.



     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                      PACEIIV-2/96

                          [PACIFICA LOGO]


                          (INSTITUTIONAL SHARES)

                          PACIFICA EQUITY INDEX FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                               (INVESTOR SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
                        ("FURMAN SELZ" OR THE "SPONSOR")

                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")


    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Investor Shares of the following portfolio (the "Fund"):



    - Pacifica Equity Index Fund



    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address or information number printed above.


                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
       REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                           PAGE
                                                           ----
HIGHLIGHTS..............................................      3
FUND EXPENSES...........................................      6
FEE TABLE -- INVESTOR SHARES............................      6
THE FUND................................................      8
INVESTMENT POLICIES AND PRACTICES OF THE FUND...........      8
RISKS OF INVESTING IN THE FUND..........................      9
MANAGEMENT OF THE FUND..................................     10
FUND SHARE VALUATION....................................     14
PRICING OF INVESTOR SHARES..............................     15
MINIMUM PURCHASE REQUIREMENTS...........................     18
PURCHASE OF INVESTOR SHARES.............................     19
INDIVIDUAL RETIREMENT ACCOUNTS..........................     21
EXCHANGE OF INVESTOR SHARES.............................     21
REDEMPTION OF INVESTOR SHARES...........................     22
DIVIDENDS, DISTRIBUTIONS AND FEDERAL
  INCOME TAX............................................     25
DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES......     28
INVESTMENT RESTRICTIONS.................................     35
OTHER INFORMATION.......................................     36

                                   HIGHLIGHTS


INVESTMENT OBJECTIVE AND POLICIES OF THE FUND



     This Prospectus describes a diversified investment portfolio managed by First Interstate Capital Management, Inc.



     The investment objective of the Fund is to replicate the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").1 The Fund seeks to achieve this investment objective by investing in all 500 stocks in the S&P 500 Index in approximately the same proportions as they are represented in the Index. Most of the stocks included in the S&P 500 Index are listed on the New York Stock Exchange and represent large capitalization companies.



     For additional information concerning the investment policies, practices and risk considerations of the Fund, see "The Fund," "Investment Policies and Practices of the Fund" and "Risks of Investing in the Fund" in this Prospectus.



RISKS OF INVESTING IN THE FUND



     The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. The Fund's performance will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, interest rate levels, the overall level of equity prices, and general market conditions. Depending on these factors, the net asset value of the Fund may decrease instead of increase.



     There is no assurance that the Fund will achieve its investment objective.



MANAGEMENT OF THE FUND



     First Interstate Capital Management, Inc. acts as investment advisor to the Fund. For its services, the Advisor is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Investor Shares" and "Management of the Fund" in this Prospectus.



     Furman Selz acts as administrator and sponsor to the Fund. Furman Selz provides certain management and administrative services to the Fund,


---------------
1 "Standard & Poor's 500" is a registered service mark of Standard & Poor's
  Corporation, which does not sponsor and is in no way affiliated with the Equity Index Fund.

and is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Fund's shares and may be reimbursed for certain of its distribution-related expenses.



     Fees and expenses charged to the Fund are outlined on pages 6 and 7 of this Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS


     Purchase orders for the Fund received by your broker or Service Organization in proper order by 4:15 p.m., Eastern time, and transmitted to the Trust prior to 5:00 p.m. Eastern time will become effective that day.


- MINIMUM INITIAL INVESTMENT............    $500
- MINIMUM INITIAL INVESTMENT FOR IRAS...    $250
- MINIMUM SUBSEQUENT INVESTMENT.........    $ 50


     Investor Shares of the Fund are purchased at net asset value plus a sales charge of no more than 3.0%.



     Shareholders may exchange Investor Shares between portfolios by telephone or mail.



- MINIMUM INITIAL EXCHANGE..............    $500
     (NO MINIMUM FOR SUBSEQUENT EXCHANGES)


     Shareholders may redeem Investor Shares by telephone, mail or wire.


     - The Fund reserves the right upon not less than 30 days' notice to redeem involuntarily all the Investor Shares in an investor's account which have an aggregate value of $500 or less.


     (The above redemption services are not available for IRAs and trust clients of First Interstate Bancorp and its affiliates.)


     All dividends and distributions will be automatically reinvested at net asset value in additional Investor Shares of the Fund unless cash payment is requested.



     - Distributions for the Fund are generally paid quarterly.



     For additional information on how to purchase and redeem Investor Shares of the Fund, see "Purchase of Investor Shares," "Exchange of Investor Shares" and "Redemption of Investor Shares."

                                 FUND EXPENSES


     The following table lists the costs and expenses that an investor will incur either directly or indirectly as an Investor shareholder of the Fund. The information is based on estimated amounts for the initial fiscal year of the Fund.


                          FEE TABLE -- INVESTOR SHARES


SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)................  3.00%
  Maximum Sales Load Imposed on Reinvested Dividends
     (as a percentage of offering price)................  None
  Deferred Sales Load
     (as a percentage of redemption proceeds)...........  None+
  Redemption Fees.......................................  None
  Exchange Fee..........................................  None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)(++)...................  0.05%
  12b-1 Fees(++)++......................................  0.05%
  Other Expenses (after waivers)(++)++++................  0.30%
                                                          ------
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++++.............................  0.40%
                                                          =====


---------------

   (++) Management Fees (before waivers) would be 0.25%.



  (++)++ Under rules of the National Association of Securities Dealers, Inc.
         (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes. Because a 12b-1 fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. See "Management of the Fund -- The Sponsor and Distributor."



 (++)++++ Other Expenses (before waivers) would be 0.65%.



(++)++++++ Total Fund Operating Expenses (before waivers) would be 0.95%.


   ()+ Investor Shares sold pursuant to a complete waiver of the initial sales charge available to purchases of $1 million or more are subject to a 1% contingent deferred sales charge if redeemed within one year from the date of purchase.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Fund's Investor Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Fund.


EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


1 year...................................................   $ 4
3 years..................................................   $12


---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                                    THE FUND



     The Fund is a portfolio of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Fund.



                 INVESTMENT POLICIES AND PRACTICES OF THE FUND



     - The Fund's investment objective is to replicate the investment performance of the S&P 500 Index.



     The SAI contains the specific investment restrictions which govern the Fund's investments. The Fund's investment objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval. Any change in the investment objective of the Fund by the Board of Trustees may result in the Fund having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Fund. Except for those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental.



     The Advisor selects investments and makes investment decisions based on the investment objective and policies of the Fund.



     The Fund's investment objective is to replicate the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index"). The S&P 500 Index consists of 500 common stocks selected by Standard & Poor's Corporation for inclusion in the Index on the basis of market value and industry diversification. Most of the stocks included in the S&P 500 Index are listed on the New York Stock Exchange and represent large capitalization companies. The Fund invests in all 500 stocks in the S&P 500 Index in approximately the same proportions as they are represented in the Index.


     The Fund is not managed according to traditional methods of "active" investment management, which involve the purchase and sale of securities based upon economic, financial and market analysis as well as investment judgment. Rather, the Fund employs a "passive" investment approach typical of "indexing" in its effort to replicate the investment performance of the S&P 500 Index. Because the Fund is subject to various brokerage costs, fees and operating expenses which the Index is not subject to, it is likely that the Fund's total return will be somewhat lower than that of the Index.

     The Fund intends to remain fully invested in the common stocks comprising the Index, to the extent practicable, in order to carry out its stated investment objective. The Fund may utilize certain additional investment techniques in carrying out its investment objective. These additional techniques involve the use of certain types of stock options, futures contracts including stock index futures contracts, options on futures contracts, warrants and equity swaps. These investment techniques will not be used for speculative purposes and will only be used in furtherance of achieving the Fund's investment objective. These investment techniques are described more fully in this Prospectus under "Description of Securities and Investment Practices." The Fund may also invest in Standard & Poor's Depository Receipts ("SPDRs"), which are securities traded on the American Stock Exchange that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the performance of the S&P 500.


     For temporary or defensive purposes the Fund may vary from its investment objective and may invest, without limit (except for the limitations described under "Investment Restrictions"), in cash and/or certain high quality short-term debt instruments described below. The Fund may also at any time invest its assets in such instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses and redemption requests.


     The Fund may also hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), and cash, pending investment, to meet anticipated redemption requests or if, in the opinion of the Advisor, suitable investments for the Fund are unavailable. Such investments may be made in such proportions as, in the opinion of the Advisor, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks. The types of securities and investment practices used by the Fund are described in greater detail under the section "Description of Securities and Investment Practices" on pages 29-36 of this Prospectus.



                         RISKS OF INVESTING IN THE FUND



     The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. Shareholders of the Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund.

     There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.



                             MANAGEMENT OF THE FUND



     The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Fund's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."


THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.


     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Advisor is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.



     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states.



     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.

     For the advisory services it provides to the Fund, FICM is entitled to receive from the Fund fees, payable monthly, at the annual rate, based on average daily net assets, of 0.25%.



THE SPONSOR AND DISTRIBUTOR



     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Fund. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust; however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.



     Under the Distribution Plan (the "Plan") adopted by the Fund for its Investor Shares, the Fund may pay directly or reimburse PFD Inc. monthly (subject to a limit of 0.50% per annum of the average daily net asset value of the outstanding Investor Shares of the Fund) for costs and expenses of PFD Inc. in connection with the distribution of Investor Shares of the Fund. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of PFD Inc., including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of Investor Shares, including promotional incentives and fees calculated with reference to the average daily net asset value of Investor Shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of Investor Shares of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of prospectuses to current shareholders and the operation of its Plan, including related legal and accounting fees. The Fund will not be liable for distribution expenditures made by PFD Inc. in any given year in excess of the maximum annual amount payable under the Plan for the Fund. All payments made under the Plan for Investor Shares are borne entirely by the Fund's Investor Shares.



     In addition to sales charges paid to dealers, PFD Inc. may from time to time pay a bonus or other incentive to dealers that employ registered representatives who sell a minimum dollar amount of Investor Shares of the Fund and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Investments, Inc.


ADMINISTRATIVE SERVICES


     The Fund has also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for the Fund for an annual fee of $30,000 plus out-of-pocket expenses.


SERVICE ORGANIZATIONS


     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Fund's Investor Shares, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Investor Shares of the Fund owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Fund's Investor Shares.



     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.



     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


OTHER EXPENSES


     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Fund include legal and auditing expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund accounting, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Fund. Trust expenses directly attributable to the Fund are charged to the Fund, and expenses attributable to a particular class of shares of the Fund (such as distribution payments under the Plan and Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.


PORTFOLIO TRANSACTIONS


     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.



     In effecting purchases and sales of portfolio securities for the account of the Fund, the Advisor will seek the best execution of the Fund's orders. Purchases and sales of common stocks are generally placed by the Advisor with broker-dealers which, in the Advisor's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.



     A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by the Fund. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Fund's objective and policies.


                              FUND SHARE VALUATION


     The net asset value of each class of shares of the Fund is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day,

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor, Furman Selz and PFD Inc., are accrued daily and taken into account for the purpose of determining the net asset value.


     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.


     With respect to option contracts entered into by the Fund, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value.


                           PRICING OF INVESTOR SHARES

     Orders for the purchase of Investor Shares will be executed at the net asset value per share plus any applicable sales charge (the "public offering price") next determined after an order has become effective. The sales charge on purchases of Investor Shares of the Fund varies with the size of the purchase made according to the following schedule:



                                                              AMOUNT OF
                                     SALES CHARGE AS A       SALES CHARGE
                                       PERCENTAGE OF         REALLOWED TO
                                    --------------------     DEALERS AS A
                                     PUBLIC       NET       PERCENTAGE OF
                                    OFFERING     AMOUNT         PUBLIC
      AMOUNT OF INVESTMENT           PRICE      INVESTED    OFFERING PRICE
---------------------------------   --------    --------    --------------
Less than $100,000...............     3.00%       3.09%          2.75%
$100,000 but less than
  $250,000.......................     2.50%       2.56%          2.25%
$250,000 but less than
  $500,000.......................     2.00%       2.04%          1.75%
$500,000 but less than
  $1,000,000.....................     1.25%       1.28%          1.00%
$1,000,000 and over..............     None+       None+          None+


---------------
+ There is no initial sales charge on purchases of $1 million or more; however, the Distributor pays investment dealers and financial institutions a commission from its own resources of 0.70% of the amount invested, and shareholders who redeem their Investor Shares within one year of the date of purchase will be subject to a 1% contingent deferred sales charge for the purpose of reimbursing the Distributor for the commission paid.


     The initial sales load will not apply to Investor Shares purchased by: (i) trust, investment management, advisory and fiduciary accounts managed or administered by First Interstate Bancorp, its subsidiaries and affiliates, or the Advisor pursuant to a written agreement; (ii) any person purchasing Investor Shares with the proceeds of a distribution from a trust, investment management, advisory or other fiduciary account managed or administered by First Interstate Bancorp, its subsidiaries and affiliates, or the Advisor pursuant to a written agreement; (iii) any person purchasing Investor Shares with the proceeds of a redemption from a mutual fund, other than an investment portfolio offered by the Trust, that was originally purchased with a sales load; (iv) Furman Selz or any of its affiliates; (v) Trustees or officers of the Fund; (vi) directors or officers of Furman Selz, the Advisor, or their affiliates or bona fide employees or former employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts); or (vii) retirement accounts or plans for which a depository institution, which is a client or customer of the Advisor, Furman Selz or PFD Inc. serves as custodian or trustee, or to any trust, pension, Individual Retirement Account ("IRA"), spousal IRA, profit-sharing or other benefit plan for such persons so long as such Investor Shares are purchased through PFD Inc. The initial sales load also does not apply to Investor Shares sold to representatives of selling brokers and members of their immediate families. In addition, the initial sales load does not apply to sales to bank trust departments, acting on behalf of one or more clients, of Investor Shares having an aggregate value equal to or exceeding $200,000.

     See "Dividends, Distributions and Federal Income Tax," for an explanation of circumstances in which a sales load paid to acquire Investor Shares of a mutual fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

QUANTITY DISCOUNTS IN THE SALES CHARGES

     The following quantity discounts shall be available to: (a) an individual, his or her spouse, and their children under the age of 21, and any trust, pension, IRA, spousal IRA, profit sharing or other benefit plan for such persons; (b) a trustee or other fiduciary of a single trust estate or a single fiduciary account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, and (d) tax-exempt organizations under Section 501(c)(3) of the Code.

     Right of Accumulation. The schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $100,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any Investor Shares of those investment portfolios of the Trust that are subject to a sales charge and are owned at the time of such purchase by the investor. The sales charge imposed on the Investor Shares being purchased will then be at the rate applicable to the aggregate value of Investor Shares owned and to be purchased by the investor. For example, if the investor held Investor Shares valued at $100,000 and purchased an additional $20,000 of Investor Shares (totalling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors or their dealers make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of Investor Shares. If the investor knows that he will be making additional purchases of Investor Shares in the future, he may wish to consider executing a Letter of Intent.


     Letter of Intent. The schedule of reduced sales charges is also available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Investor Shares of the Fund. Investor Shares of the Fund previously purchased during the 90-day period prior to the date of receipt by the Fund of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder or the dealer notifies the Fund of such prior purchases.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of Investor Shares totalling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.


     The Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Fund is authorized by the shareholder to liquidate a sufficient number of escrowed Investor Shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to PFD Inc., increase the amount of the stated goal. In that event, Investor Shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Investor Shares pursuant to a Letter of Intent should carefully read the application for a Letter of Intent which is available from the Trust.


                         MINIMUM PURCHASE REQUIREMENTS


     The minimum initial investment in the Fund is $500, except that the minimum is $250 for an IRA. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A separate application is required for IRA investments.

                          PURCHASE OF INVESTOR SHARES

     THE FOLLOWING PURCHASE PROCEDURES DO NOT APPLY TO CERTAIN TRUST OR OTHER ACCOUNTS THAT ARE MANAGED BY FIRST INTERSTATE BANCORP, ITS SUBSIDIARIES OR AFFILIATES. AN ACCOUNT CUSTOMER SHOULD CONSULT HIS OR HER ACCOUNT OFFICER FOR PROPER INSTRUCTIONS.


     All funds received by the Trust are invested in full and fractional Investor Shares of the Fund. Certificates for Investor Shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase.


     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. Investor Shares are available to new and existing shareholders through authorized brokers, investment advisors and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment advisor or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.


     Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of the Fund's net asset value and transmitted to the Trust prior to the close of its business day (which is currently 5:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.



     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase Investor Shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to ensure its correct processing. You can reach the Wire Desk at 1-800-662-8417.


     Have your bank wire funds using the following instructions:

          Investors Fiduciary Trust Company
          Kansas City, MO 64105
          ABA #1010-0362-1
          Account #7527950
          Further Credit to:  Pacifica Equity Index Fund

     As long as you have read the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. With the Purchase Application, the shareholder can specify other distribution options and add any special features offered by the Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.



     Automatic Investment Program. An eligible shareholder may also participate in the Pacifica Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund accounts. Contact the Trust at 1-800-662-8417 for more information about the Pacifica Automatic Investment Program.


                         INDIVIDUAL RETIREMENT ACCOUNTS


     The Fund may be used as a funding medium for IRAs. Investor Shares may also be purchased for IRAs established with an affiliate of First Interstate Bancorp or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each IRA, and there will be a $10.00 termination fee when the account is closed. For more information, call the Fund at 1-800-662-8417.


                          EXCHANGE OF INVESTOR SHARES


     The Fund offers two convenient ways to exchange Investor Shares in the Fund for Investor Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund at 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange

Investor Shares of one portfolio for Investor Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order, plus any applicable sales charge.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.


     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of Investor Shares, equal to the excess of the sales load applicable to the Investor Shares to be acquired over the amount of any sales load previously paid on the Investor Shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of the Fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.



     In addition, Institutional Shares of the Fund may be exchanged for Investor Shares of the Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.



     Exchange by Mail. To exchange Investor Shares of the Fund by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number; (ii) the portfolio from and the portfolio into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including a member of a national securities exchange or by a commercial bank or trust company, broker-dealers, credit unions and savings associations.

     Exchange by Telephone. To exchange Investor Shares of the Fund by telephone, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Fund. Telephone exchanges are automatically available unless the shareholder indicates that he does not wish to have this privilege by checking the "no" box on the Purchase Application. See "Redemption of Investor Fund Shares -- By Telephone" for a discussion of telephone transactions generally.



                         REDEMPTION OF INVESTOR SHARES



     Shareholders may redeem their Investor Shares, in whole or in part, on any Business Day. Investor Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Trust. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized.



     Where the Investor Shares to be redeemed have been purchased by check, the Trust may delay payment of the redemption proceeds until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the Investor Shares are redeemed, dividends on the Investor Shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.



     Once the Investor Shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Fund may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.


     To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Trust has no present intention to do so, it reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers or U.S. mail. The services offered by the Fund may be modified or terminated at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders.


     You may redeem your Investor Shares using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. You may redeem your Investor Shares by contacting your broker or investment advisor and instructing him or her to redeem your Investor Shares. He or she will then contact PFD Inc. and place a redemption trade on your behalf. He or she may charge you a fee for this service.


     By Mail. You may redeem your Investor Shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming Investor Shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.



     By Telephone. You may redeem your Investor Shares by calling the Fund toll free at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. Telephone redemptions are automatically available unless the shareholder indicates he does not wish to have this privilege by checking the "no" box on the Purchase Application. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions.

     By Wire. You may redeem your Investor Shares by contacting the Fund by mail or telephone and instructing it to send a wire transmission to your personal bank.


     Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and a copy of a void check from the account where proceeds are to be wired is attached to the Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf.


     The above-mentioned services "By Telephone" and "By Wire" are not available for IRAs and trust clients of an affiliate of First Interstate Bancorp.



     Systematic Withdrawal Plan. An owner of $10,000 or more of Investor Shares of the Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of Investor Shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the Investor Shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.



     Reinstatement Privilege. A shareholder in the Fund who has redeemed Investor Shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the Fund and the same account from which the Investor Shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of Investor Shares acquired by reinstatement, except through an adjustment in the tax basis of the Investor Shares so acquired. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of the Fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.



     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, an account in the Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient Investor Shares to bring the value of the account above $500, this restriction will not apply.



     Redemption in Kind. All redemptions of Investor Shares of the Fund shall be made in cash, except that the commitment to redeem Investor Shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.


                          DIVIDENDS, DISTRIBUTIONS AND
                               FEDERAL INCOME TAX


     The Fund intends to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.



     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Fund quarterly. The Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Distributions will be paid in additional shares of the same class held by a shareholder based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.


     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or net short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.



     Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.



     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.



     Special tax rules may apply to the Fund's acquisition of financial futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which the Fund may be able to engage in such transactions.



     The Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of the Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.


     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of the Fund that were not held for more than six months with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.



     Before purchasing shares in the Fund, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.



     It is anticipated that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction available to corporations.



     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of the Fund or of another investment portfolio of the Trust are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.



     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the Funds may be subject to foreign withholding taxes with respect to income received from sources within foreign countries.


     If the Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to Federal income tax (and possibly additional interest charges) on a portion of any excess distribution or gain from the disposition of such shares even if it distributes such income to its shareholders. If the Fund elects to treat the PFIC as a qualified electing fund ("QEF") and the PFIC furnishes certain financial information in the required form to the Fund, the Fund would instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts would be subject to the various distribution requirements described above.



     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.



                         DESCRIPTION OF SECURITIES AND
                              INVESTMENT PRACTICES



OPTIONS



     The Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     The Fund may also write covered call and secured put options from time to time as the Advisor deems appropriate. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Fund will not exceed 25% of the value of its net assets. The use of covered call options and secured put options will not be a primary investment technique of the Fund, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.



     The Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the Advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections, afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.



     For additional information relating to option trading practices, including the particular risks thereof, see the SAI.



STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS



     The Fund may enter into stock index futures contracts in order to protect the value of common stock investments or to maintain liquidity, provided that not more than 5% of the Fund's net assets are committed to such transactions. See the SAI for further information about stock index futures contracts.



     The Funds may also purchase put options on stock index futures as another method of protecting its assets against market declines. See the SAI for further information about these options contracts.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.



     The use of the techniques listed above which involve the segregation of assets to cover future obligations may impair the liquidity of the Fund's assets and its ability to operate as an open-end investment company. Furman Selz and the Advisor will monitor the Fund's use of such techniques and report to the Trustees concerning their impact, if any, on liquidity and the Fund's ability to meet redemptions.


FIXED INCOME SECURITIES


     The Fund may invest in the types of fixed income securities described below.


     U.S. Government Obligations. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.


     Repurchase Agreements. The Fund may agree to purchase securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Fund will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller. The Fund will not enter into repurchase agreements with the Advisor or its affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days. If in the future the Fund was to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the value of the Fund's net assets.



     The seller under a repurchase agreement will be required to maintain the value of the securities that are subject to the agreement and held by the Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.



     Bank Obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued by a U.S. bank, savings bank or savings association that is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks or foreign branches of U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in domestic and foreign bank obliga-tions are limited to the obligations of financial institutions having $1 billion or more in total assets at the time of purchase.


     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities. Investments by the Fund in commercial paper will consist of issues that are rated in one of the two highest rating categories by a NRSRO. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund. Commercial paper may include variable and floating rate instruments.



     Variable and Floating Rate Instruments. Instruments purchased by the Fund may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by the Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of the Fund's illiquid assets.



     Derivative Securities. The Fund may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Fund may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation the Fund can realize on its investment, could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.



SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES



     The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. Such investments may include investments in SPDRs, which are unit investment trusts that are structured to seek an investment performance that correlates to the performance of the S&P 500. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund.

LOANS OF PORTFOLIO SECURITIES


     To increase return, the Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 30% of the value of the Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in their judgment, the income to be earned from the loan justifies the attendant risks.


FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS


     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.



ILLIQUID SECURITIES



     The Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days, time deposits maturing in more than seven days and securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Advisor determines under the supervision of the Board that a liquid trading market exists).


     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.

Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Advisor believes that the market for certain restricted securities may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.


     The Advisor monitors the liquidity of restricted securities in the Fund under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity of the Fund during periods that qualified institutional buyers become uninterested in purchasing restricted securities.


                            INVESTMENT RESTRICTIONS


     The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the Fund's outstanding shares. The following description summarizes several of the Fund's fundamental restrictions, which are set forth in full in the SAI.



The Fund may not:



     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.


     2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

     3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     4. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.

     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Fund will not at any time have more than 15% of its net assets invested in illiquid securities.


                               OTHER INFORMATION

CAPITALIZATION


     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.



     The Board of Trustees has authorized the issuance of two classes of shares in the Fund described in this Prospectus -- Investor Shares and Institutional Shares. Each share of the Fund represents an equal proportionate interest in the Fund with other shares of the same class and is entitled to such dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.



     The Fund's Investor Shares and Institutional Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has not approved a Distribution Plan with respect to Institutional Shares. The Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net asset value of the Fund's outstanding Institutional Shares owned by shareholders with whom a Service Organization has a servicing relationship. Institutional Shares of the Fund are purchased at net asset value per share without a sales charge. Because of the "class expenses" and sales charges, the performance of the Fund's Institutional Shares is expected to be higher than the performance of its Investor Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Fund's Institutional Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and should be considered remote.


VOTING


     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of the Fund's shares. Voting rights are not cumulative.


     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.


     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.


PERFORMANCE INFORMATION


     The Fund may, from time to time, include yield and total return data for its Investor Shares and Institutional Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields and total returns of the Fund are mandated by the SEC.



     Quotations of "yield" for a class of shares of the Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.


     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of the expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.


     Quotations of average annual total return for a class of shares of the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class over periods of 1, 5 and 10 years (up to the life of that class), reflect the deduction of a proportional share of expenses allocated to that class (on an annual basis), and assume that all dividends and distributions are reinvested when paid.



     Performance information for the Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see "Other Information -- Performance Information" in the SAI.


ACCOUNT SERVICES


     All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.


SHAREHOLDER INQUIRIES


     All shareholder inquiries should be directed to the Fund at 237 Park Avenue, Suite 910, New York, New York 10017.


General and Account Information: (800) 662-8417


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.



     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                      PACEIDS-2/96

[PACIFICA LOGO]

(INVESTOR SHARES)

PACIFICA INTERNATIONAL EQUITY FUND



PROSPECTUS
FEBRUARY 1, 1996

[FIRST INTERSTATE BANK LOGO]
Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                               (INVESTOR SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")
                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
                        ("FURMAN SELZ" OR THE "SPONSOR")
                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Investor Shares of the following portfolio (the "Fund"):

    - Pacifica International Equity Fund


    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address or information number printed above.


                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
       REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                           PAGE
                                                           ----
HIGHLIGHTS..............................................      3
FUND EXPENSES...........................................      6
FEE TABLE -- INVESTOR SHARES............................      6
THE FUND................................................      8
INVESTMENT POLICIES AND PRACTICES OF THE FUND...........      8
RISKS OF INVESTING IN THE FUND..........................     10
MANAGEMENT OF THE FUND..................................     11
FUND SHARE VALUATION....................................     16
PRICING OF INVESTOR SHARES..............................     17
MINIMUM PURCHASE REQUIREMENTS...........................     20
PURCHASE OF INVESTOR SHARES.............................     20
INDIVIDUAL RETIREMENT ACCOUNTS..........................     22
EXCHANGE OF INVESTOR SHARES.............................     22
REDEMPTION OF INVESTOR SHARES...........................     23
DIVIDENDS, DISTRIBUTIONS AND FEDERAL
  INCOME TAX............................................     27
DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES......     30
INVESTMENT RESTRICTIONS.................................     38
OTHER INFORMATION.......................................     39

                                   HIGHLIGHTS


INVESTMENT OBJECTIVE AND POLICIES OF THE FUND



     This Prospectus describes a diversified investment portfolio managed by First Interstate Capital Management, Inc.



     The investment objective of the Fund is to maximize total return, consisting of capital appreciation (both realized and unrealized) and income, by investing primarily in the equity securities of non-U.S. issuers. The equity securities in which the Fund invests generally include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. The Fund may also invest in various types of depositary receipts, which are described below. Under normal market conditions, at least 65% of the value of the total assets of the Fund will be invested in the equity securities of issuers in at least three countries other than the United States.



     For additional information concerning the investment policies, practices and risk considerations of the Fund, see "The Fund," "Investment Policies and Practices of the Fund" and "Risks of Investing in the Fund" in this Prospectus.



RISKS OF INVESTING IN THE FUND



     The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. The Fund's performance will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, interest rate levels, the overall level of equity prices, general market conditions and international exchange rates. Depending on these factors, the net asset value of the Fund may decrease instead of increase. The Fund may seek to achieve its investment objective through investments in securities of foreign issuers (which involve risks not typically associated with U.S. issuers), instruments with the lower investment grade rating which have speculative characteristics, and by the use of certain options, futures and currency swap strategies. In addition, the Fund may invest in securities issued by emerging growth companies, which may involve greater price volatility and risk than those incurred by funds that do not invest in such companies. The market value of the Fund's investments in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Con-versely, during periods of rising interest rates the value of such securities generally declines.


     There is no assurance that the Fund will achieve its investment objective.



MANAGEMENT OF THE FUND



     First Interstate Capital Management, Inc. acts as investment advisor to the Fund. For its services, the Advisor is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Investor Shares" and "Management of the Fund" in this Prospectus.



     Furman Selz acts as administrator and sponsor to the Fund. Furman Selz provides certain management and administrative services to the Fund, and is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Fund's shares and may be reimbursed for certain of its distribution-related expenses.



     Fees and expenses charged to the Fund are outlined on pages 6 and 7 of this Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUND



     Purchase orders for the Fund received by your broker or Service Organization in proper order by 4:15 p.m., Eastern time, and transmitted to the Trust prior to 5:00 p.m. Eastern time will become effective that day.


- MINIMUM INITIAL INVESTMENT............    $500
- MINIMUM INITIAL INVESTMENT FOR IRAS...    $250
- MINIMUM SUBSEQUENT INVESTMENT.........    $ 50


     Investor Shares of the Fund are purchased at net asset value plus a sales charge of no more than 4.5%.



     Shareholders may exchange Investor Shares between portfolios by telephone or mail.



- MINIMUM INITIAL EXCHANGE..............    $500
     (NO MINIMUM FOR SUBSEQUENT EXCHANGES)


     Shareholders may redeem Investor Shares by telephone, mail or wire.


     - The Fund reserves the right upon not less than 30 days' notice to redeem involuntarily all the Investor Shares in an investor's account which have an aggregate value of $500 or less.


     (The above redemption services are not available for IRAs and trust clients of First Interstate Bancorp and its affiliates.)


     All dividends and distributions will be automatically reinvested at net asset value in additional Investor Shares of the Fund unless cash payment is requested.



     - Distributions for the Fund are generally paid quarterly.



     For additional information on how to purchase and redeem Investor Shares of the Fund, see "Purchase of Investor Shares," "Exchange of Investor Shares" and "Redemption of Investor Shares."

                                 FUND EXPENSES


     The following table lists the costs and expenses that an investor will incur either directly or indirectly as an Investor shareholder of the Fund. The information is based on estimated amounts for the initial fiscal year of the Fund.


                          FEE TABLE -- INVESTOR SHARES


SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price).................  4.50%
  Maximum Sales Load Imposed on Reinvested Dividends
     (as a percentage of offering price).................  None
  Deferred Sales Load
     (as a percentage of redemption proceeds)............  None+
  Redemption Fees........................................  None
  Exchange Fee...........................................  None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)(++)....................  0.30%
  12b-1 Fees(++)++.......................................  0.10%
  Other Expenses (after waivers)(++)++++.................  1.40%
                                                           ----
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++++..............................  1.80%
                                                           ----
                                                           ----


---------------

   (++) Management Fees (before waivers) would be 1.00%.



  (++)++ Under rules of the National Association of Securities Dealers, Inc.
         (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes. Because a 12b-1 fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. See "Management of the Fund -- The Sponsor and Distributor."



 (++)++++ Other Expenses (before waivers) would be 1.65%.



(++)++++++ Total Fund Operating Expenses (before waivers) would be 2.75%.


   + Investor Shares sold pursuant to a complete waiver of the initial sales charge available to purchases of $1 million or more are subject to a 1% contingent deferred sales charge if redeemed within one year from the date of purchase.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Fund's Investor Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Fund.


EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


1 year.................................................    $ 62
3 years................................................    $ 99


---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                                    THE FUND



     The Fund is a portfolio of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Fund.



                 INVESTMENT POLICIES AND PRACTICES OF THE FUND



     - The Fund's investment objective is to maximize total return, consisting of capital appreciation (both realized and unrealized) and income, by investing primarily in the equity securities of non-U.S. issuers (as described below).



     The SAI contains the specific investment restrictions which govern the Fund's investments. The Fund's investment objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval. Any change in the investment objective of the Fund by the Board of Trustees may result in the Fund having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Fund. Except for those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental.



     The Advisor selects investments and makes investment decisions based on the investment objective and policies of the Fund.



     The investment objective of the Fund is to maximize total return, consisting of capital appreciation (both realized and unrealized) and income, by investing primarily in the equity securities of non-U.S. issuers (as described below). The equity securities in which the Fund invests generally include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. The Fund may also invest in various types of depositary receipts, which are described below. Under normal market conditions, at least 65% of the value of the total assets of the Fund will be invested in the equity securities of issuers in at least three countries other than the United States.



     In pursuit of its objective, the Fund may purchase securities of companies, wherever organized, which, in the judgment of the Fund's investment adviser, have their principal business activities and interests outside the United States ("non-U.S. issuers"). The investment adviser generally considers such companies to include those companies (i) that derive 50% or more of their revenues outside the United States, (ii) 50% or more of the assets of which are located outside the United States, or

(iii) the equity securities of which are traded principally on a non-U.S. securities exchange. Investment in foreign securities and depositary receipts involves certain risks as described under "Risks of Investing in the Fund" below.



     The Fund expects to invest in a number of countries and normally intends to include in its portfolio securities issuers in no fewer than three countries. The percentage of the Fund's assets invested in particular countries or regions of the world will vary depending on political and economic conditions. The Fund currently contemplates that it will invest in securities of issuers located in, or securities denominated in the currencies of, a variety of countries selected from the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom, and in securities denominated in a multinational currency unit, such as the European Currency Unit. The Fund will not invest more than 25% of its total assets in the equity securities of issuers in developing countries (i.e., countries which are generally considered to be in the initial stages of industrialization, as determined by the investment adviser) not included in the foregoing list, which countries may include any country in the world not listed above. The Fund may invest up to 35% of the value of its total assets in the equity securities of U.S. issuers.



     In focusing on non-U.S. issuers, the Fund is designed to provide investors with the opportunity to diversify their investments and participate in economies and markets outside the United States. The Fund's portfolio will emphasize established companies, although the Fund may invest in companies of varying sizes as measured by assets, sales or market capitalization. The equity securities in which the Fund invests are expected to be either listed on an exchange or traded in an over-the-counter market. The payment or non-payment of dividends will not be a significant factor in the investment adviser's selection of investment.



     The Fund may also hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), and cash, pending investment, to meet anticipated redemption requests or if, in the opinion of the Advisor, suitable investments for the Fund are unavailable. Such investments may be made in such proportions as, in the opinion of the Advisor, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks. The types of securities and investment practices used by the Fund are described in greater detail under the section "Description of Securities and Investment Practices" on pages 30-38 of this Prospectus.



                         RISKS OF INVESTING IN THE FUND



     The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. Shareholders of the Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund. For example, investments by the Fund in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.



     Investing in the securities of issuers in any foreign country, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. See the SAI for further information about foreign securities.



     There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                             MANAGEMENT OF THE FUND



     The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Fund's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."


THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.


     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Advisor is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.


     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states.


     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.



     Deborah Selz Goodman and Ronald Florance will be responsible for the day-to-day management of the Fund. Ms. Selz Goodman joined First Interstate Bank of California in August 1985. Since that time she has served as a financial analyst with responsibility for domestic and international asset allocation management. Mr. Florance joined FICM in

July 1995. From 1992 to 1995 Mr. Florance was affiliated with Palos Verdes Investment Corp., an investment services firm. From 1990 to 1992, Mr. Florance was employed by The Vanguard Group where his responsibilities included management of several domestic and international equity mutual funds.



     For the advisory services it provides to the Fund, FICM is entitled to receive from the Fund fees, payable monthly, at the annual rate, based on average daily net assets, of 1.00%. The advisory fees payable by the Fund are higher than those paid by most other investment companies that invest only or primarily in domestic equities, but they are comparable to the advisory fees paid by other investment companies that, like the Fund, invest primarily in international equities.



THE SPONSOR AND DISTRIBUTOR



     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Fund. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust, however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.



     Under the Distribution Plan (the "Plan") adopted by the Fund for its Investor Shares, the Fund may pay directly or reimburse PFD Inc. monthly (subject to a limit of 0.50% per annum of the average daily net asset value of the outstanding Investor Shares of the Fund) for costs and expenses of PFD Inc. in connection with the distribution of Investor Shares of the Fund. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of PFD Inc., including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of Investor Shares, including promotional incentives and fees calculated with reference to the average daily net asset value of Investor Shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of Investor Shares of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of prospectuses to current shareholders and the operation of its Plan, including related legal and accounting fees. The Fund will not be liable for distribution expenditures made by PFD Inc. in any given year in excess of the maximum annual amount payable under the Plan for the Fund. All payments made under the Plan for Investor Shares are borne entirely by the Fund's Investor Shares.



     In addition to sales charges paid to dealers, PFD Inc. may from time to time pay a bonus or other incentive to dealers that employ registered representatives who sell a minimum dollar amount of Investor Shares of the Fund and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Investments, Inc.


ADMINISTRATIVE SERVICES


     The Fund has also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for the Fund for an annual fee of $30,000 plus out-of-pocket expenses.

SERVICE ORGANIZATIONS


     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Fund's Investor Shares, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Investor Shares of the Fund owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Fund's Investor Shares.



     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.



     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


OTHER EXPENSES


     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Fund include legal and auditing expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund accounting, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Fund. Trust expenses directly attributable to the Fund are charged to the Fund, and expenses attributable to a particular class of shares of the Fund (such as distribution payments under the Plan and Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.


PORTFOLIO TRANSACTIONS


     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.



     In effecting purchases and sales of portfolio securities for the account of the Fund, the Advisor will seek the best execution of the Fund's orders. Purchases and sales of common stocks are generally placed by the Advisor with broker-dealers which, in the Advisor's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of under-written issues may be made which will include an underwriting fee paid to the underwriter.


     A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by the Fund. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Fund's objective and policies.


                              FUND SHARE VALUATION


     The net asset value of each class of shares of the Fund is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor, Furman Selz and PFD Inc., are accrued daily and taken into account for the purpose of determining the net asset value.



     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.



     With respect to option contracts entered into by the Fund, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value.


                           PRICING OF INVESTOR SHARES


     Orders for the purchase of Investor Shares will be executed at the net asset value per share plus any applicable sales charge (the "public offering price") next determined after an order has become effective. The sales charge on purchases of Investor Shares of the Fund varies with the size of the purchase made according to the following schedule:



                                                             AMOUNT OF
                                    SALES CHARGE AS A       SALES CHARGE
                                      PERCENTAGE OF         REALLOWED TO
                                   --------------------     DEALERS AS A
                                    PUBLIC       NET       PERCENTAGE OF
                                   OFFERING     AMOUNT         PUBLIC
      AMOUNT OF INVESTMENT          PRICE      INVESTED    OFFERING PRICE
--------------------------------   --------    --------    --------------
Less than $100,000..............     4.50%       4.71%          4.00%
$100,000 but less than
  $250,000......................     3.50%       3.63%          3.00%
$250,000 but less than
  $500,000......................     2.60%       2.67%          2.25%
$500,000 but less than
  $1,000,000....................     2.00%       2.04%          1.75%
$1,000,000 and over.............     None+       None+          None+



---------------

+ There is no initial sales charge on purchases of $1 million or more; however, the Distributor pays investment dealers and financial institutions a commission from its own resources of 0.70% of the amount invested, and shareholders who redeem their Investor Shares within one year of the date of purchase will be subject to a 1% contingent deferred sales charge for the purpose of reimbursing the Distributor for the commission paid.

     The initial sales load will not apply to Investor Shares purchased by: (i) trust, investment management, advisory and fiduciary accounts managed or administered by First Interstate Bancorp, its subsidiaries and affiliates, or the Advisor pursuant to a written agreement; (ii) any person purchasing Investor Shares with the proceeds of a distribution from a trust, investment management, advisory or other fiduciary account managed or administered by First Interstate Bancorp, its subsidiaries and affiliates, or the Advisor pursuant to a written agreement; (iii) any person purchasing Investor Shares with the proceeds of a redemption from a mutual fund, other than an investment portfolio offered by the Trust, that was originally purchased with a sales load; (iv) Furman Selz or any of its affiliates; (v) Trustees or officers of the Fund; (vi) directors or officers of Furman Selz, the Advisor, or their affiliates or bona fide employees or former employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts); or (vii) retirement accounts or plans for which a depository institution, which is a client or customer of the Advisor, Furman Selz or PFD Inc. serves as custodian or trustee, or to any trust, pension, Individual Retirement Account ("IRA"), spousal IRA, profit-sharing or other benefit plan for such persons so long as such Investor Shares are purchased through PFD Inc. The initial sales load also does not apply to Investor Shares sold to representatives of selling brokers and members of their immediate families. In addition, the initial sales load does not apply to sales to bank trust departments, acting on behalf of one or more clients, of Investor Shares having an aggregate value equal to or exceeding $200,000.


     See "Dividends, Distributions and Federal Income Tax," for an explanation of circumstances in which a sales load paid to acquire Investor Shares of a mutual fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

QUANTITY DISCOUNTS IN THE SALES CHARGES

     The following quantity discounts shall be available to: (a) an individual, his or her spouse, and their children under the age of 21, and any trust, pension, IRA, spousal IRA, profit sharing or other benefit plan for such persons; (b) a trustee or other fiduciary of a single trust estate or a single fiduciary account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code of 1986, and (d) tax-exempt organizations under Section 501(c)(3) of the Code.

     Right of Accumulation. The schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $100,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any Investor Shares of those investment portfolios of the Trust that are subject to a sales charge and are owned at the time of such purchase by the investor. The sales charge imposed on the Investor Shares being purchased will then be at the rate applicable to the aggregate value of Investor Shares owned and to be purchased by the investor. For example, if the investor held Investor Shares valued at $100,000 and purchased an additional $20,000 of Investor Shares (totalling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors or their dealers make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of Investor Shares. If the investor knows that he will be making additional purchases of Investor Shares in the future, he may wish to consider executing a Letter of Intent.


     Letter of Intent. The schedule of reduced sales charges is also available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Investor Shares of the Fund. Investor Shares of the Fund previously purchased during the 90-day period prior to the date of receipt by the Fund of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder or the dealer notifies the Fund of such prior purchases.


     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of Investor Shares totalling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.


     The Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Fund is authorized by the shareholder to liquidate a sufficient number of escrowed Investor Shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to PFD Inc., increase the amount of the stated goal. In that event, Investor Shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Investor Shares pursuant to a Letter of Intent should carefully read the application for a Letter of Intent which is available from the Trust.

                         MINIMUM PURCHASE REQUIREMENTS


     The minimum initial investment in the Fund is $500, except that the minimum is $250 for an IRA. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A separate application is required for IRA investments.


                          PURCHASE OF INVESTOR SHARES

     THE FOLLOWING PURCHASE PROCEDURES DO NOT APPLY TO CERTAIN TRUST OR OTHER ACCOUNTS THAT ARE MANAGED BY FIRST INTERSTATE BANCORP, ITS SUBSIDIARIES OR AFFILIATES. AN ACCOUNT CUSTOMER SHOULD CONSULT HIS OR HER ACCOUNT OFFICER FOR PROPER INSTRUCTIONS.


     All funds received by the Trust are invested in full and fractional Investor Shares of the Fund. Certificates for Investor Shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase.


     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. Investor Shares are available to new and existing shareholders through authorized brokers, investment advisors and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment advisor or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.


     Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of the Fund's net asset value and transmitted to the Trust prior to the close of its business day (which is currently 5:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.


     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase Investor Shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to ensure its correct processing. You can reach the Wire Desk at 1-800-662-8417.


     Have your bank wire funds using the following instructions:
          Investors Fiduciary Trust Company
          Kansas City, MO 64105
          ABA #1010-0362-1
          Account #7527950
          Further Credit to:  Pacifica International Equity Fund

     As long as you have read the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. With the Purchase Application, the shareholder can specify other distribution options and add any special features offered by the Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     Automatic Investment Program. An eligible shareholder may also participate in the Pacifica Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund accounts. Contact the Trust at 1-800-662-8417 for more information about the Pacifica Automatic Investment Program.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Fund may be used as a funding medium for IRAs. Investor Shares may also be purchased for IRAs established with an affiliate of First Interstate Bancorp or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each IRA, and there will be a $10.00 termination fee when the account is closed. For more information, call the Fund at 1-800-662-8417.

                          EXCHANGE OF INVESTOR SHARES


     The Fund offers two convenient ways to exchange Investor Shares in the Fund for Investor Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund at 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Investor Shares of one portfolio for Investor Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.


     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order, plus any applicable sales charge.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of Investor Shares, equal to the excess of the sales load applicable to the Investor Shares to be acquired over the amount of any sales load previously paid on the Investor Shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and

Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of the Fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.

     In addition, Institutional Shares of the Fund may be exchanged for Investor Shares of the Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

     Exchange by Mail. To exchange Investor Shares of the Fund by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number; (ii) the portfolio from and the portfolio into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including a member of a national securities exchange or by a commercial bank or trust company, broker-dealers, credit unions and savings associations.


     Exchange by Telephone. To exchange Investor Shares of the Fund by telephone, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Fund. Telephone exchanges are automatically available only unless the shareholder indicates he does not wish to have this privilege by checking the "no" box on the Purchase Application. See "Redemption of Investor Fund
Shares -- By Telephone" for a discussion of telephone transactions generally.



                         REDEMPTION OF INVESTOR SHARES



     Shareholders may redeem their Investor Shares, in whole or in part, on any Business Day. Investor Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Trust. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized.


     Where the Investor Shares to be redeemed have been purchased by check, the Trust may delay payment of the redemption proceeds until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the Investor Shares are redeemed, dividends on the Investor Shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.


     Once the Investor Shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Fund may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.


     To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Trust has no present intention to do so, it reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers or U.S. mail. The services offered by the Fund may be modified or terminated at any time. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders.


     You may redeem your Investor Shares using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. You may redeem your Investor Shares by contacting your broker or investment advisor and instructing him or her to redeem your Investor Shares. He or she will then contact PFD Inc. and place a redemption trade on your behalf. He or she may charge you a fee for this service.

     By Mail. You may redeem your Investor Shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming Investor Shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.


     By Telephone. You may redeem your Investor Shares by calling the Fund toll free at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. Telephone redemptions are automatically available unless shareholder indicates he does not wish to have this privilege by checking the "no" box on the Purchase Application. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, records telephone instructions and provides written confirmation to investors of such transactions.


     By Wire. You may redeem your Investor Shares by contacting the Fund by mail or telephone and instructing it to send a wire transmission to your personal bank.

     Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and a copy of a void check from the account where proceeds are to be wired is attached to the Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf.


     The above-mentioned services "By Telephone" and "By Wire" and are not available for IRAs and trust clients of an affiliate of First Interstate Bancorp.


     Systematic Withdrawal Plan. An owner of $10,000 or more of Investor Shares of the Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of Investor Shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the Investor Shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Reinstatement Privilege. A shareholder in the Fund who has redeemed Investor Shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be effected within 30 days of the redemption. The shareholder must reinvest in the Fund and the same account from which the Investor Shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of Investor Shares acquired by reinstatement, except through an adjustment in the tax basis of the Investor Shares so acquired. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of the Fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.


     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, an account in the Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient Investor Shares to bring the value of the account above $500, this restriction will not apply.



     Redemption in Kind. All redemptions of Investor Shares of the Fund shall be made in cash, except that the commitment to redeem Investor Shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                          DIVIDENDS, DISTRIBUTIONS AND
                               FEDERAL INCOME TAX

     The Fund intends to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Fund quarterly. The Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Distributions will be paid in additional shares of the same class held by a shareholder based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or net short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.


     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


     Special tax rules may apply to the Fund's acquisition of financial futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which the Fund may be able to engage in such transactions.

     The Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of the Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of the Fund that were not held for more than six months with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.

     Before purchasing shares in the Fund, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

     It is anticipated that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction available to corporations.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of the Fund or of another investment portfolio of the Trust are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries.

     If the Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to Federal income tax (and possibly additional interest charges) on a portion of any excess distribution or gain from the disposition of such shares even if it distributes such income to its shareholders. If the Fund elects to treat the PFIC as a qualified electing fund ("QEF") and the PFIC furnishes certain financial information in the required form to the Fund, the Fund would instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts would be subject to the various distribution requirements described above.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.


                         DESCRIPTION OF SECURITIES AND
                              INVESTMENT PRACTICES



FOREIGN SECURITIES



     Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in securities issued by foreign issuers either directly or through investments in ADRs and EDRs. ADRs are dollar denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.



     There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.



     In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.



     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of the issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the United States, and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.



FIXED INCOME SECURITIES


     The Fund may invest in the types of fixed income securities described below.

     U.S. Government Obligations. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land

Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.


     Repurchase Agreements. The Fund may agree to purchase securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Fund will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller. The Fund will not enter into repurchase agreements with the Advisor or its affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days. If in the future the Fund was to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the value of the Fund's net assets.



     The seller under a repurchase agreement will be required to maintain the value of the securities that are subject to the agreement and held by the Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.



     Bank Obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued by a U.S. bank, savings bank or savings association that is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks or foreign branches of U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withhold-ing taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in domestic and foreign bank obligations are limited to the obligations of financial institutions having $1 billion or more in total assets at the time of purchase.


     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities. Investments by the Fund in commercial paper will consist of issues that are rated in one of the two highest rating categories by a NRSRO. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund. Commercial paper may include variable and floating rate instruments.



     Variable and Floating Rate Instruments. Instruments purchased by the Fund may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by the Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of the Fund's illiquid assets.

     Derivative Securities. The Fund may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Fund may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation the Fund can realize on its investment, could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.



FORWARD CURRENCY TRANSACTIONS



     The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or it may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. See the SAI for further information concerning foreign currency transactions.


SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES


     The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund.


LOANS OF PORTFOLIO SECURITIES


     To increase return, the Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 30% of the value of the Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in their judgment, the income to be earned from the loan justifies the attendant risks.


FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS


     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.

OPTIONS


     The Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.



     The Fund may also write covered call and secured put options from time to time as the Advisor deems appropriate. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Fund will not exceed 25% of the value of its net assets. The use of covered call options and secured put options will not be a primary investment technique of the Fund, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.


     The Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the Advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections, afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     For additional information relating to option trading practices, including the particular risks thereof, see the SAI.

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS



     The Fund may enter into stock index futures contracts in order to protect the value of common stock investments or to maintain liquidity, provided that not more than 5% of the Fund's net assets are committed to such transactions. See the SAI for further information about stock index futures contracts.


     The Fund may also purchase put options on stock index futures as another method of protecting its assets against market declines. See the SAI for further information about these options contracts.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

     The use of the techniques listed above which involve the segregation of assets to cover future obligations may impair the liquidity of the Fund's assets and its ability to operate as an open-end investment company. Furman Selz and the Advisor will monitor the Fund's use of such techniques and report to the Trustees concerning their impact, if any, on liquidity and the Fund's ability to meet redemptions.

ILLIQUID SECURITIES

     The Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days, time deposits maturing in more than seven days and securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Advisor determines under the supervision of the Board that a liquid trading market exists).

     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Advisor believes that the market for certain restricted securities may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     The Advisor monitors the liquidity of restricted securities in the Fund under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity of the Fund during periods that qualified institutional buyers become uninterested in purchasing restricted securities.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the Fund's outstanding shares. The following description summarizes several of the Fund's fundamental restrictions, which are set forth in full in the SAI.

The Fund may not:

     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

     2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

     3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     4. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.

     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Fund will not at any time have more than 15% of its net assets invested in illiquid securities.

                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.

     The Board of Trustees has authorized the issuance of two classes of shares in the Fund described in this Prospectus -- Investor Shares and Institutional Shares. Each share of the Fund represents an equal proportionate interest in the Fund with other shares of the same class and is entitled to such dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.

     The Fund's Investor Shares and Institutional Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has not approved a Distribution Plan with respect to Institutional Shares. The Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net asset value of the Fund's outstanding Institutional Shares owned by shareholders with whom a Service Organization has a servicing relationship. Institutional Shares of the Fund are purchased at net asset value per share without a sales charge. Because of the "class expenses" and sales charges, the performance of the Fund's Institutional Shares is expected to be higher than the performance of its Investor Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Fund's Institutional Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of the Fund's shares. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include yield and total return data for its Investor Shares and Institutional Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields and total returns of the Fund are mandated by the SEC.

     Quotations of "yield" for a class of shares of the Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of the expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Quotations of average annual total return for a class of shares of the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class over periods of 1, 5 and 10 years (up to the life of that class), reflect the deduction of a proportional share of expenses allocated to that class (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for the Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see "Other Information -- Performance Information" in the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Fund at 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.



     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT ADVISOR
First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258

ADMINISTRATOR
Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR
Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN
First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]             PACIEIV-2/96

[PACIFICA LOGO]

(INSTITUTIONAL SHARES)

PACIFICA INTERNATIONAL EQUITY FUND



PROSPECTUS
FEBRUARY 1, 1996

[FIRST INTERSTATE BANK LOGO]
Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                             (INSTITUTIONAL SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417
                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")


                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
                        ("FURMAN SELZ" OR THE "SPONSOR")


                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")


    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Institutional Shares of the following portfolio (the "Fund"):



    - Pacifica International Equity Fund



    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address or information number printed above.


                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
HIGHLIGHTS...............................................     3
FUND EXPENSES............................................     5
FEE TABLE -- INSTITUTIONAL SHARES........................     5
THE FUND.................................................     7
INVESTMENT POLICIES AND PRACTICES
  OF THE FUND............................................     7
RISKS OF INVESTING IN THE FUND...........................     9
MANAGEMENT OF THE FUND...................................    10
FUND SHARE VALUATION.....................................    14
PURCHASE AND REDEMPTION OF
  INSTITUTIONAL SHARES...................................    15
EXCHANGE OF INSTITUTIONAL SHARES.........................    18
DIVIDENDS, DISTRIBUTIONS AND
  FEDERAL INCOME TAX.....................................    19
DESCRIPTION OF SECURITIES AND
  INVESTMENT PRACTICES...................................    22
INVESTMENT RESTRICTIONS..................................    30
OTHER INFORMATION........................................    30

                                   HIGHLIGHTS


INVESTMENT OBJECTIVES AND POLICIES OF THE FUND



     This Prospectus describes a diversified investment portfolio managed by First Interstate Capital Management, Inc.



     The investment objective of the Fund is to maximize total return, consisting of capital appreciation (both realized and unrealized) and income, by investing primarily in the equity securities of non-U.S. issuers. The equity securities in which the Fund invests generally include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. The Fund may also invest in various types of depositary receipts, which are described below. Under normal market conditions, at least 65% of the value of the total assets of the Fund will be invested in the equity securities of issuers in at least three countries other than the United States.



     For additional information concerning the investment policies, practices and risk considerations of the Fund, see "The Fund," "Investment Policies and Practices of the Fund" and "Risks of Investing in the Fund" in this Prospectus.



RISKS OF INVESTING IN THE FUND



     The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. The Fund's performance will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, interest rate levels, the overall level of equity prices, general market conditions and international exchange rates. Depending on these factors, the net asset value of the Fund may decrease instead of increase. The Fund may seek to achieve its investment objective through investments in securities of foreign issuers (which involve risks not typically associated with U.S. issuers), instruments with the lowest investment grade rating which have speculative characteristics, and by the use of certain options, futures and currency swap strategies. In addition, the Fund may invest in securities issued by emerging growth companies, which may involve greater price volatility and risk than those incurred by funds that do not invest in such companies. The market value of the Fund's investments in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Con-versely, during periods of rising interest rates the value of such securities generally declines.


     There is no assurance that the Fund will achieve its investment objective.



MANAGEMENT OF THE FUND



     First Interstate Capital Management, Inc. acts as investment advisor to the Fund. For its services, the Advisor is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Institutional Shares" and "Management of the Fund" in this Prospectus.



     Furman Selz acts as administrator and sponsor to the Fund. Furman Selz provides certain management and administrative services to the Fund, and is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Fund's shares.



     Fees and expenses charged to the Fund are outlined on pages 5 and 6 of this Prospectus.


               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS


     Purchase orders for the Fund received in proper order by 4:15 p.m., Eastern time, will become effective that day.



     Institutional Shares of the Fund are purchased at net asset value without a sales charge.


     Shareholders may purchase, redeem or exchange Institutional Shares by telephone.


     All dividends and distributions will be automatically reinvested at net asset value in additional Institutional Shares of the Fund unless cash payment is requested.



     - Distributions for the Fund are generally paid quarterly.



     For additional information on how to purchase and redeem Institutional Shares of the Fund, see "Purchase and Redemption of Institutional Shares" and "Exchange of Institutional Shares."

                                 FUND EXPENSES


     The following table lists the costs and expenses that an investor will incur either directly or indirectly as an Institutional shareholder of the Fund. The information is based on estimated amounts for the initial fiscal year of the Fund.


                       FEE TABLE -- INSTITUTIONAL SHARES


SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price) ...............   None
  Maximum Sales Load Imposed on Reinvested Dividends (as
     a percentage of offering price)....................   None
  Deferred Sales Load (as a percentage of redemption
     proceeds) .........................................   None
  Redemption Fees.......................................   None
  Exchange Fee..........................................   None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)(++)...................   0.30%
  Other Expenses (after waivers)(++)++..................   1.40%
                                                           -----
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++...............................   1.70%
                                                           =====


---------------


 (++) Management Fees (before waivers) would be 1.00%.
(++)++ Other Expenses (before waivers) would be 1.40%.
(++)++++ Total Fund Operating Expenses (before waivers) would be
      2.40%.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Fund's Institutional Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Fund.


EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


1 year...................................................   $17
3 years..................................................   $51


---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                                    THE FUND



     The Fund is a portfolio of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Fund.



                 INVESTMENT POLICIES AND PRACTICES OF THE FUND



     - The Fund's investment objective is to maximize total return, consisting of capital appreciation (both realized and unrealized) and income, by investing primarily in the equity securities of non-U.S. issuers (as described below).



     The SAI contains the specific investment restrictions which govern the Fund's investments. The Fund's investment objective is not a fundamental policy and may be changed by the Board of Trustees without Shareholder approval. Any change in the investment objective of the Fund by the Board of Trustees may result in the Fund having an investment objective different from the objective which a shareholder considered appropriate at the time of investment in the Fund. Except for those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental.



     The Advisor selects investments and makes investment decisions based on the investment objective and policies of the Fund.



     The investment objective of the Fund is to maximize total return, consisting of capital appreciation (both realized and unrealized) and income, by investing primarily in the equity securities of non-U.S. issuers (as described below). The equity securities in which the Fund invests generally include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. The Fund may also invest in various types of depositary receipts, which are described below. Under normal market conditions, at least 65% of the value of the total assets of the Fund will be invested in the equity securities of issuers in at least three countries other than the United States.



     In pursuit of its objective, the Fund may purchase securities of companies, wherever organized, which, in the judgment of the Fund's investment adviser, have their principal business activities and interests outside the United States ("non-U.S. issuers"). The investment adviser generally considers such companies to include those companies (i) that derive 50% or more of their revenues outside the United States, (ii) 50% or more of the assets of which are located outside the United States, or

(iii) the equity securities of which are traded principally on a non-U.S. securities exchange. Investment in foreign securities and depositary receipts involves certain risks as described under "Risks of Investing in the Fund" below.



     The Fund expects to invest in a number of countries and normally intends to include in its portfolio securities issuers in no fewer than three countries. The percentage of the Fund's assets invested in particular countries or regions of the world will vary depending on political and economic conditions. The Fund currently contemplates that it will invest in securities of issuers located in, or securities denominated in the currencies of, a variety of countries selected from the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom, and in securities denominated in a multinational currency unit, such as the European Currency Unit. The Fund will not invest more than 25% of its total assets in the equity securities of issuers in developing countries (i.e., countries which are generally considered to be in the initial stages of industrialization, as determined by the investment adviser) not included in the foregoing list, which countries may include any country in the world not listed above. The Fund may invest up to 35% of the value of its total assets in the equity securities of U.S. issuers.



     In focusing on non-U.S. issuers, the Fund is designed to provide investors with the opportunity to diversify their investments and participate in economies and markets outside the United States. The Fund's portfolio will emphasize established companies, although the Fund may invest in companies of varying sizes as measured by assets, sales or market capitalization. The equity securities in which the Fund invests are expected to be either listed on an exchange or traded in an over-the-counter market. The payment or non-payment of dividends will not be a significant factor in the investment adviser's selection of investment.



     The Fund may also hold short-term U.S. Government obligations, money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), and cash, pending investment, to meet anticipated redemption requests or if, in the opinion of the Advisor, suitable investments for the Fund are unavailable. Such investments may be made in such proportions as, in the opinion of the Advisor, existing circumstances may warrant, and may include obligations of foreign banks and foreign branches of U.S. banks. The types of securities and investment practices used by the Fund are described in greater detail under the section "Description of Securities and Investment Practices" on pages 21-29 of this Prospectus.



                         RISKS OF INVESTING IN THE FUND



     The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. Shareholders of the Fund should, therefore, expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund. For example, investments by the Fund in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.



     Investing in the securities of issuers in any foreign country, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. See the SAI for further information about foreign securities.



     There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                             MANAGEMENT OF THE FUND



     The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Fund's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."


THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.


     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Advisor is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.



     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states.



     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.



     Deborah Selz Goodman and Ronald Florance will be responsible for the day-to-day management of the Fund. Ms. Selz Goodman joined First Interstate Bank of California in August 1985. Since that time she has served as a financial analyst with responsibility for domestic and international asset allocation management. Mr. Florance joined FICM in

July 1995. From 1992 to 1995 Mr. Florance was affiliated with Palos
Verdes Investment Corp., an investment services firm. From 1990 to 1992, Mr. Florance was employed by The Vanguard Group where his responsibilities included management of several domestic and international equity mutual funds.



     For the advisory services it provides to the Fund, FICM is entitled to receive from the Fund fees, payable monthly, at the annual rate, based on average daily net assets, of 1.00%. The advisory fees payable by the Fund are higher than those paid by most other investment companies that invest only or primarily in domestic equities, but they are comparable to the advisory fees paid by other investment companies that, like the Fund, invest primarily in international equities.



THE SPONSOR AND DISTRIBUTOR



     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Fund. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust, however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.



     PFD Inc. may from time to time pay a bonus or other incentive to dealers that employ registered representatives who sell a minimum dollar amount of Institutional Shares of the Fund and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Investments, Inc.


ADMINISTRATIVE SERVICES


     The Fund has also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for the Fund for an annual fee of $30,000 plus out-of-pocket expenses.


SERVICE ORGANIZATIONS


     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Fund's Institutional Shares, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Institutional Shares of the Fund owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Fund's Institutional Shares. However, the Fund does not currently intend to make any payments to Service Organizations with respect to Institutional Shares.



     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.


     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


OTHER EXPENSES


     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Fund include legal and auditing expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund accounting, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Fund. Trust expenses directly attributable to the Fund are charged to the Fund, and expenses attributable to a particular class of shares of the Fund (such as Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.


PORTFOLIO TRANSACTIONS


     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Advisor will seek the best execution of the Fund's orders. Purchases and sales of common stocks are generally placed by the Advisor with broker-dealers which, in the Advisor's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.



     A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by the Fund. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Fund's objective and policies.


                              FUND SHARE VALUATION


     The net asset value of each class of shares of the Fund is calculated at 4:15 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor and Furman Selz, are accrued daily and taken into account for the purpose of determining the net asset value.


     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quota-tions are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.


     With respect to option contracts entered into by the Fund, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by the Fund is recorded as an asset and subsequently adjusted to market value.


                PURCHASE AND REDEMPTION OF INSTITUTIONAL SHARES


     Institutional Shares of the Fund are sold without a sales load on a continuous basis primarily to customers ("Customers") of affiliate, franchise or correspondent banks of First Interstate Bancorp and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of Institutional Shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund will be governed by the Customers' account agreements with an

Institution. Investors wishing to purchase Institutional Shares of the Fund should contact their account representatives.



     Shares of the Fund are sold at net asset value per share next determined after a purchase order has become effective. Purchase orders by an Institution for Institutional Shares in the Fund must be received by the Trust by 4:15 p.m. (Eastern time) on any Business Day. Payment for such shares may be made by Institutions in Federal funds or other funds immediately available to the Trust's custodian no later than 4:15 p.m. (Eastern time) on the next Business Day following the receipt of the purchase order.



     It is the responsibility of Institutions to transmit orders for purchases by their Customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with an Institution. In addition, an Institution may receive fees from the Fund with respect to the investments of its Customers as described above under "Management of the Fund." Payment for Institutional Shares of the Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.



     With respect to former shareholders of Westcore Trust who do not have a relationship with an Institution, additional shares of the Fund may be purchased by writing or calling the Fund directly at 237 Park Avenue, Suite 910, New York, NY 10017 or 1-800-662-8417.



     The Trust reserves the right to reject any purchase order. Payment for orders which are not received will be returned after prompt inquiry. The issuance of Institutional Shares is recorded on the books of the Fund, and share certificates are not issued.


     Neither the Trust, the Distributor nor Furman Selz will be responsible for the authenticity of telephone instructions for the purchase or redemption of Institutional Shares where such instructions are reasonably believed to be genuine. The Trust will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for any loss, damage or expense arising from such instructions that prove to be fraudulent or unauthorized.


     Redemption requests are effected at the net asset value per share next determined after receipt of a redemption request in good order by the Trust. Institutional Shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the account at the Institution. It is the responsibility of an Institution to transmit redemption requests to the Trust and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Shares of the Fund are normally wired to the redeeming Institution the following Business Day after receipt of the request by the Trust. The Trust reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect the Fund.



     With respect to former shareholders of Westcore Trust who do not have a relationship with an Institution, shares of the Fund may be redeemed by writing or calling the Fund directly at 237 Park Avenue, Suite 910, New York, NY 10017 or 1-800-662-8417. When Institutional Shares are redeemed directly from the Fund, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day unless payment by wire is requested. The Fund may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.



     To be accepted by the Fund, a letter requesting redemption must include:
(i) the Fund name and account registration from which you are redeeming Institutional Shares; (ii) your account number; (iii) the amount to be redeemed;
(iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.



     All redemptions of Institutional Shares of the Fund shall be made in cash, except that the commitment to redeem Institutional Shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.


     A redemption may be a taxable transaction on which gain or loss may be recognized.

                        EXCHANGE OF INSTITUTIONAL SHARES


     The Fund offers a convenient way to exchange Institutional Shares in the Fund for Institutional Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund, 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Institutional Shares of one portfolio for Institutional Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The Trust may terminate or amend the terms of the exchange privilege at any time.


     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.


     To exchange Institutional Shares, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Fund. Telephone exchanges are automatically available unless the shareholder indicates he does not wish to have this privilege by checking the "no" box on the Purchase Application.



     In addition, Institutional Shares of the Fund may be exchanged for Investor Shares of the Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.


                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX


     The Fund intends to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.



     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed by the Fund quarterly. The Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.


     Distributions will be paid in additional shares of the same class held by a shareholder based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or net short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.



     Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.



     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.



     Special tax rules may apply to the Fund's acquisition of financial futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which the Fund may be able to engage in such transactions.



     The Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of the Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.



     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of the Fund that were not held for more than six months with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.


     Before purchasing shares in the Fund, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.



     It is anticipated that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction available to corporations.



     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.



     Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries.



     If the Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to Federal income tax (and possibly additional interest charges) on a portion of any excess distribution or gain from the disposition of such shares even if it distributes such income to its shareholders. If the Fund elects to treat the PFIC as a qualified electing fund ("QEF") and the PFIC furnishes certain financial information in the required form to the Fund, the Fund would instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts would be subject to the various distribution requirements described above.



     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain preretirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.


               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES


FOREIGN SECURITIES



     Under normal market conditions, the Fund invests at least 65% of the value of its total assets in securities issued by foreign issuers either directly or through investments in ADRs and EDRs. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.



     There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.



     In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.



     Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of the issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform account-ing, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the United States, and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.


FIXED INCOME SECURITIES


     The Fund may invest in the types of fixed income securities described below.


     U.S. Government Obligations. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Repurchase Agreements. The Fund may agree to purchase securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Fund will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller. The Fund will not enter into repurchase agreements with the Advisor or its affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days. If in the future the Fund was to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the value of the Fund's net assets.



     The seller under a repurchase agreement will be required to maintain the value of the securities that are subject to the agreement and held by the Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.



     Bank Obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued by a U.S. bank, savings bank or savings association that is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks or foreign branches of U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in domestic and foreign bank obligations are limited to the obligations of financial institutions having $1 billion or more in total assets at the time of purchase.

     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities. Investments by the Fund in commercial paper will consist of issues that are rated in one of the two highest rating categories by a NRSRO. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund. Commercial paper may include variable and floating rate instruments.



     Variable and Floating Rate Instruments. Instruments purchased by the Fund may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by the Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of the Fund's illiquid assets.



     Derivative Securities. The Fund may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. The Fund may also hold derivative instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation the Fund can realize on its investment, could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. As new types of derivative securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.



FORWARD CURRENCY TRANSACTIONS



     The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or it may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. See the SAI for further information concerning foreign currency transactions.


SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES


     The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund.


LOANS OF PORTFOLIO SECURITIES


     To increase return, the Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 30% of the value of the Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in their judgment, the income to be earned from the loan justifies the attendant risks.


FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS


     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Advisor.


OPTIONS


     The Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     The Fund may also write covered call and secured put options from time to time as the Advisor deems appropriate. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Fund will not exceed 25% of the value of its net assets. The use of covered call options and secured put options will not be a primary investment technique of the Fund, and they are expected to be used infrequently. If the Advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.



     The Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the Advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. The Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections, afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.


     For additional information relating to option trading practices, including the particular risks thereof, see the SAI.


STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS



     The Fund may enter into stock index futures contracts in order to protect the value of common stock investments or to maintain liquidity, provided that not more than 5% of the Fund's net assets are committed to such transactions. See the SAI for further information about stock index futures contracts.



     The Fund may also purchase put options on stock index futures as another method of protecting their assets against market declines. See the SAI for further information about these options contracts.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.



     The use of the techniques listed above which involve the segregation of assets to cover future obligations may impair the liquidity of the Fund's assets and its ability to operate as an open-end investment company. Furman Selz and the Advisor will monitor the Fund's use of such techniques and report to the Trustees concerning their impact, if any, on liquidity and the Fund's ability to meet redemptions.


ILLIQUID SECURITIES


     The Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days, time deposits maturing in more than seven days and securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Advisor determines under the supervision of the Board that a liquid trading market exists).


     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Advisor believes that the market for certain restricted securities may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.


     The Advisor monitors the liquidity of restricted securities in the Fund under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity of the Fund during periods that qualified institutional buyers become uninterested in purchasing restricted securities.


                            INVESTMENT RESTRICTIONS


     The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the Fund's outstanding shares. The following description summarizes several of the Fund's fundamental restrictions, which are set forth in full in the SAI.



The Fund may not:



     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.


     2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

     3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     4. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.


     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation; however, the Fund will not at any time have more than 15% of its net assets invested in illiquid securities.


                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the

Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.



     The Board of Trustees has authorized the issuance of two classes of shares in the Fund described in this Prospectus -- Institutional Shares and Investor Shares. Each share of the Fund represents an equal proportionate interest in the Fund with other shares of the same class and is entitled to such dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.



     The Fund's Institutional Shares and Investor Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has approved a Distribution Plan with respect to Investor Shares of the Fund under which the Trust may pay the Distributor in connection with the distribution of Investor Shares at a rate or rates set from time to time by the Board of Trustees, provided that no rate may exceed the annual rate of 0.50% of the average daily net asset value of Investor Shares of the Fund. In addition, the Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's outstanding Investor Shares owned by shareholders with whom a Service Organization has a servicing relationship. Investor Shares of the Fund are purchased at net asset value per share plus a maximum 4.50% sales charge (subject to certain exceptions). Because of the "class expenses" and sales charges, the performance of the Fund's Investor Shares is expected to be lower than the performance of its Institutional Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Fund's Investor Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.



     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the

Fund itself would be unable to meet its obligations and should be considered remote.

VOTING


     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of the Fund's shares. Voting rights are not cumulative.


     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.


     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate

Bancorp and its affiliates may be deemed to be controlling persons of the Trust.

PERFORMANCE INFORMATION


     The Fund may, from time to time, include yield and total return data for its Institutional Shares and Investor Shares in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields and total returns of the Fund are mandated by the SEC.



     Quotations of "yield" for a class of shares of the Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.


     Quotations of yield reflect only the performance of a class of shares during the particular period on which the calculations are based. Yield will vary based on changes in market conditions, the level of interest rates and the level of the expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.


     Quotations of average annual total return for a class of shares of the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class over periods of 1, 5 and 10 years (up to the life of that class), reflect the deduction of a proportional share of expenses allocated to that class (on an annual basis), and assume that all dividends and distributions are reinvested when paid.



     Performance information for the Fund may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see "Other Information -- Performance Information" in the SAI.

SHAREHOLDER INQUIRIES


     All shareholder inquiries should be directed to the Fund at 237 Park Avenue, Suite 910, New York, New York 10017.


General and Account Information: (800) 662-8417


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.



     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT ADVISOR
First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258

ADMINISTRATOR
Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR
Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN
First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]             PACIEIS-2/96

                          [PACIFICA LOGO]


                          PACIFICA GOVERNMENT MONEY
                          MONEY MARKET FUND

                          PACIFICA MONEY MARKET FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")

                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

                        ("FURMAN SELZ" OR THE "SPONSOR")

                PACIFICA FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the following two portfolios (the "Funds"):

    - Pacifica Government Money Market Fund
    - Pacifica Money Market Fund


    This Prospectus sets forth concisely the information a prospective investor should know before investing in either of the Funds and should be read and retained for information about each Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address or information number printed above.

                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
HIGHLIGHTS...............................................     3
FUND EXPENSES............................................     6
FEE TABLE................................................     6
FINANCIAL HIGHLIGHTS.....................................     8
THE FUNDS................................................    10
INVESTMENT POLICIES AND PRACTICES OF THE FUNDS...........    10
RISKS OF INVESTING IN THE FUNDS..........................    11
MANAGEMENT OF THE FUNDS..................................    12
FUND SHARE VALUATION.....................................    17
PRICING OF FUND SHARES...................................    17
MINIMUM PURCHASE REQUIREMENTS............................    17
PURCHASE OF FUND SHARES..................................    17
INDIVIDUAL RETIREMENT ACCOUNTS...........................    19
EXCHANGE OF FUND SHARES..................................    19
REDEMPTION OF FUND SHARES................................    20
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX..........    23
DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES.......    26
INVESTMENT RESTRICTIONS..................................    30
OTHER INFORMATION........................................    31
APPENDIX.................................................   A-1

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     This Prospectus describes two diversified investment portfolios managed by First Interstate Capital Management, Inc. Each Fund has a distinct investment objective and policies.


     The Government Money Market Fund. The investment objective of the Government Money Market Fund is to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity. The Fund pursues this objective by investing its assets exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which have remaining maturities not exceeding 397 days, and in certain repurchase agreements. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less.



     The Money Market Fund. The investment objective of the Money Market Fund is to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity. The Fund pursues its objective by investing its assets in a broad range of high quality, short-term, money market instruments which have remaining maturities not exceeding 397 days. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less.


     For additional information concerning the investment policies, practices and risk considerations of the Funds, see "The Funds," "Investment Policies and Practices of the Funds" and "Risks of Investing in the Funds" in this Prospectus.

RISKS OF INVESTING IN THE FUNDS

     Each Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Funds will always be able to do so. The Funds may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Funds invest. A Fund's performance will change daily based on many factors, including the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, interest rate levels and general market conditions.

     There is no assurance that either Fund will achieve its investment objective.

MANAGEMENT OF THE FUNDS

     First Interstate Capital Management, Inc. acts as investment advisor to the Funds. For its services, the Advisor is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. See "Fee Table" and "Management of the Funds" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Funds. Furman Selz provides certain management and administrative services to the Funds, and is entitled to receive a fee from each Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Funds' shares and may be reimbursed for certain of its distribution-related expenses.

     Fees and expenses charged to the Funds are outlined on page 6 of this Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS


     Purchase orders for the Funds received by 12:00 p.m., Pacific time (3:00 p.m. Eastern time) will become effective that day.


- MINIMUM INITIAL INVESTMENT............   $500
- MINIMUM INITIAL INVESTMENT FOR IRAS...   $250
- MINIMUM SUBSEQUENT INVESTMENT.........   $ 50

     Shares of the Funds are purchased at net asset value without a sales charge.

     Shareholders may exchange shares of the Funds for Investor Shares in other investment portfolios of the Trust by telephone or mail.

- MINIMUM INITIAL EXCHANGE..............   $500
     (NO MINIMUM FOR SUBSEQUENT EXCHANGES.)

     Shareholders may redeem shares of the Funds by telephone, mail, wire or by writing a check.

     - Minimum check amount is $500.
     - The Funds reserve the right upon not less than 30 days' notice to redeem involuntarily all the shares in an investor's account which have an aggregate value of $500 or less for a particular Fund.

     (The above redemption services are not available for IRAs and trust clients of First Interstate Bancorp and its affiliates.)

     All dividends and distributions will be automatically reinvested at net asset value in additional shares of the applicable Fund unless cash payment is requested.


     - Distributions for the Funds are generally paid monthly.


     For additional information on how to purchase and redeem shares of the Funds, see "Purchase of Fund Shares," "Redemption of Fund Shares" and "Exchange of Fund Shares."

                                 FUND EXPENSES

     The following table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of a Fund based upon the Fund's operating expenses for its most recent fiscal year, adjusted to reflect current fees and expenses.

                                   FEE TABLE


                                                GOVERNMENT
                                                  MONEY       MONEY
                                                  MARKET      MARKET
                                                   FUND        FUND
                                                ----------    ------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price).....       None       None
  Maximum Sales Load Imposed on Reinvested
     Dividends (as a percentage of offering
     price)..................................       None       None
  Deferred Sales Load (as a percentage of
     redemption proceeds)....................       None       None
  Redemption Fees............................       None       None
  Exchange Fee...............................       None       None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees............................      0.30%      0.30%
  12b-1 Fees(*)..............................      0.03%      0.10%
  Other Expenses (after waivers)(**).........      0.44%      0.25%
                                                   -----      -----
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(***).......................      0.77%      0.65%
                                                   =====      =====


---------------
   (*) Under rules of the National Association of Securities Dealers, Inc. (the
       "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes. Because a 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. See "Management of the Funds -- The Sponsor and Distributor."


  (**) Other Expenses (before waivers) would be 0.45% and 0.45%, respectively.



 (***) Total Fund Operating Expenses (before waivers) would be 0.78% and
       0.85%, respectively.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(*)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                                              GOVERNMENT
                                               MONEY       MONEY
                                               MARKET      MARKET
                                                FUND        FUND
                                              --------    --------
1 year.....................................     $  8        $  7
3 years....................................       25          21
5 years....................................       43          36
10 years...................................       95          81


---------------
(*) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                              FINANCIAL HIGHLIGHTS


     The financial information shown below is to assist investors in evaluating the performance of the Funds since their commencement of operations. The following supplementary information for the year ended September 30, 1995 has been audited by Ernst & Young LLP, whose report on the financial statements appears in the 1995 Annual Report to Shareholders for the Funds. These reports and financial statements are incorporated by reference into the SAI. The supplementary information for the periods through September 30, 1994 has been audited by the Fund's former independent accountants. This financial data should be read in conjunction with the related financial statements and notes thereto.

Selected data for a share outstanding for the periods shown:

                          GOVERNMENT MONEY MARKET FUND


                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                       ----------------------------------------------------
                                                                         1995       1994       1993       1992       1991
                                                                       --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period.................................  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(++)...........................................     0.047      0.031      0.027      0.039      0.061
 Net realized gain on investments....................................     0.004         --         --         --         --
                                                                       --------   --------   --------   --------   --------
 Total from Investment Operations....................................     0.051      0.031      0.027      0.039      0.061
                                                                       --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
 Dividends from net investment income................................    (0.047)    (0.031)    (0.027)    (0.039)    (0.061)
 Dividends from net realized gain on investments.....................    (0.004)        --         --         --         --
                                                                       --------   --------   --------   --------   --------
 Total Distributions.................................................    (0.051)    (0.031)    (0.027)    (0.039)    (0.061)
                                                                       --------   --------   --------   --------   --------
 Net Asset Value, End of Year........................................  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                                                                       ========   ========   ========   ========   ========
   Total Return......................................................      5.22%      3.16%      2.77%      3.99%      6.30%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000).....................................  $109,368   $194,276   $188,934   $184,705   $171,375
 Ratio of Expenses to Average Net Assets.............................      0.79%      0.77%      0.83%      0.82%      0.85%
 Effect of Waivers on above Ratio....................................      0.02%      0.02%      0.01%      0.00%      0.03%
 Ratio of Net Investment Income to Average Net Assets................      5.08%      3.07%      2.73%      3.85%      6.13%

                                                                         YEAR ENDED            PERIOD
                                                                        SEPTEMBER 30,          ENDED
                                                                       ------------------   SEPTEMBER 30,
                                                                         1990       1989       1988(A)
                                                                       --------   --------   ------------
Net Asset Value, Beginning of Period.................................  $  1.000   $  1.000     $  1.000
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(++)...........................................     0.076      0.084        0.030
 Net realized gain on investments....................................        --         --           --
                                                                       --------   --------     --------
 Total from Investment Operations....................................     0.076      0.084        0.030
                                                                       --------   --------     --------
LESS DISTRIBUTIONS:
 Dividends from net investment income................................    (0.076)    (0.084)      (0.030)
 Dividends from net realized gain on investments.....................        --         --           --
                                                                       --------   --------     --------
 Total Distributions.................................................    (0.076)    (0.084)      (0.030)
                                                                       --------   --------     --------
 Net Asset Value, End of Year........................................  $  1.000   $  1.000     $  1.000
                                                                       ========   ========     ========
   Total Return......................................................      7.85%      8.71%        3.04%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000).....................................  $160,436   $162,726     $125,856
 Ratio of Expenses to Average Net Assets.............................      0.73%      0.68%        0.66%
 Effect of Waivers on above Ratio....................................      0.10%      0.16%        0.26%
 Ratio of Net Investment Income to Average Net Assets................      7.60%      8.42%        6.94%


---------------


(a) Commencement of operations, April 26, 1988.


 (++) Per share data based upon average monthly shares outstanding.

 + Annualized.

Selected data for a share outstanding for the periods shown:

                               MONEY MARKET FUND

                                                                        YEAR ENDED SEPTEMBER 30,
                                                -------------------------------------------------------------------------
                                                  1995         1994         1993         1992         1991         1990
                                                --------     --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period..........  $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income*.......................     0.053        0.033        0.030        0.040        0.063        0.079
                                                --------     --------     --------     --------     --------     --------
 Total from Investment Operations.............     0.053        0.033        0.030        0.040        0.063        0.079
                                                --------     --------     --------     --------     --------     --------
 Less Distributions from net investment
   income.....................................    (0.053)      (0.033)      (0.030)      (0.040)      (0.063)      (0.079)
                                                --------     --------     --------     --------     --------     --------
 Net Asset Value, End of Period...............  $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                                ========     ========     ========     ========     ========     ========
   Total Return...............................      5.47%        3.37%        3.04%        4.07%        6.47%        8.19%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000)..............  $162,658     $158,711     $160,475     $126,727     $136,552     $173,477
 Ratio of Expenses to Average Net Assets......      0.64%        0.63%        0.64%        0.68%        0.73%        0.55%
 Effect of Waivers on above Ratio.............      0.10%        0.10%        0.10%        0.08%        0.01%        0.21%
 Ratio of Net Investment Income to Average Net
   Assets.....................................      5.35%        3.31%        2.99%        3.95%        6.33%        7.89%

                                                                                          PERIOD
                                                      YEAR ENDED SEPTEMBER 30,             ENDED
                                                ----------------------------------     SEPTEMBER 30,
                                                  1989         1988         1987          1986(a)
                                                --------     --------     --------     -------------
Net Asset Value, Beginning of Period..........  $  1.000     $  1.000     $  1.000        $ 1.000
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income*.......................     0.087        0.067        0.061          0.048
                                                --------     --------     --------        -------
 Total from Investment Operations.............     0.087        0.067        0.061          0.048
                                                --------     --------     --------        -------
 Less Distributions from net investment
   income.....................................    (0.087)      (0.067)      (0.061)        (0.048)
                                                --------     --------     --------        -------
 Net Asset Value, End of Period...............  $  1.000     $  1.000     $  1.000        $ 1.000
                                                ========     ========     ========        =======
   Total Return...............................      9.86%        6.91%        6.27%          4.90%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000)..............  $117,910     $132,061     $182,672        $44,830
 Ratio of Expenses to Average Net Assets......      0.50%        0.50%        0.50%          0.50%+
 Effect of Waivers on above Ratio.............      0.18%        0.23%        0.20%          0.13%+
 Ratio of Net Investment Income to Average Net
   Assets.....................................      8.79%        6.72%        6.10%          6.25%


---------------
(a) Commencement of operations, December 26, 1985.

*   Per share data based upon average monthly shares outstanding.

+   Annualized.

                                   THE FUNDS

     The Funds are portfolios of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Funds.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     The investment objective of each of the Money Market Fund and the Government Money Market Fund is to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity. Each Fund follows its own investment policies and practices, including certain investment restrictions. The SAI contains the specific investment restrictions which govern the Funds' investments. The Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental, which means that the Board of Trustees may change them without shareholder approval. The Advisor selects investments and makes investment decisions based on the investment objective and policies of each Fund.

     The Advisor selects only those U.S. dollar-denominated debt instruments for the Funds which meet the high quality, credit risk standards established by the Funds' Board of Trustees. The Funds will purchase commercial paper which, at the time of investment, is rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); issued or guaranteed as to principal and interest by issuers having an existing debt security rating in one of the two highest rating categories by at least two NRSROs, or by issuers rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security to be purchased by the Funds; or, if not rated, is in the opinion of the Advisor of an investment quality comparable to rated commercial paper in which the Funds may invest. Investments in the lower rating categories described above will not exceed 5% of each Fund's respective total assets and investments in any single issuer of commercial paper rated in the lower rating categories will not exceed the greater of $1 million or 1% of the total assets of a Fund at the time of such investment. Corporate debt securities (bonds, debentures, notes and other similar debt instruments) in which the

Funds may invest have 397 days or less to maturity and must satisfy the same level of issuer, guarantee and rating criteria as discussed above for commercial paper. The Funds will not maintain a dollar-weighted average portfolio maturity that exceeds 90 days nor purchase any instrument with a remaining maturity of greater than 397 calendar days.

     The Funds may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price. Although the securities subject to such repurchase agreements might bear maturities exceeding thirteen months, the Funds do not presently intend to enter into repurchase agreement with deemed maturities in excess of seven days. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by or bankruptcy of the seller may, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     The Government Money Market Fund restricts its investment to U.S. Government securities that meet all of the standards described above but does not limit the types of U.S. Government securities in which it may invest. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds. It should be noted that neither the United States, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares.

     Generally, securities in which the Funds invest will not earn as high a yield as securities of longer maturity and/or of lesser quality which are more subject to market volatility. The Funds attempt to maintain the value of their shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so.

     The types of securities and investment practices used by the Funds are described in greater detail under the section "Description of Securities and Investment Practices" on pages 25-30 of this Prospectus.

                        RISKS OF INVESTING IN THE FUNDS

     The market value of a Fund's investment in fixed income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed income securities generally rises. Conversely, during periods of rising interest rates the value of such securities generally declines. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John
E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.

     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion.

     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states. Prior to March 18, 1994, the Funds' investment advisor was San Diego Financial Capital Management, Inc., which was acquired by First Interstate Bancorp through its merger with San Diego Financial Corporation.


     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.


     For the advisory services it provides to the Funds, FICM is entitled to receive from each Fund fees, payable monthly, at the annual rate of 0.30% of the first $500 million of each Fund's average daily net assets, 0.25% of the next $500 million of each Fund's average daily net assets, and 0.20% of each Fund's average daily net assets in excess of $1 billion.


     For their fiscal year ended September 30, 1995, the Government Money Market Fund and the Money Market Fund paid advisory fees at the annual rates of 0.30% and 0.22%, respectively, of their average daily net assets.


THE SPONSOR AND DISTRIBUTOR


     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Funds. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust, however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.


     Under the Distribution Plan (the "Plan") adopted by the Funds, each Fund may pay directly or reimburse PFD Inc. monthly (subject to a limit of 0.50% per annum of the average daily net asset value of the outstanding shares of each
Fund) for costs and expenses of PFD Inc. in connection with the distribution of shares of the Funds. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of PFD Inc., including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of prospectuses to current shareholders and the operation of its Plan, including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by PFD Inc. in any given year in excess of the maximum annual amount payable under the Plan for that Fund.

     In addition to sales charges paid to dealers, PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of the shares of the Funds and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Securities, Inc.

ADMINISTRATIVE SERVICES

     The Funds have also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Funds. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for each Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS

     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Funds' shares, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding shares of the Funds owned by shareholders with whom a Service Organization has a servicing relationship.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES

     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Funds include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund account-ing, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Funds. Trust expenses directly attributable to a particular Fund are charged to that Fund. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.

PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best execution of the Funds' orders. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor.

     Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's objective and policies.

                              FUND SHARE VALUATION

     The net asset value of each class of shares of the Funds is calculated at 3:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for the Funds is computed by dividing the value of a Fund's assets, less the liabilities, by the total number of the outstanding shares of the Fund. All expenses, including fees paid to the Advisor, Furman Selz and PFD Inc., are accrued daily and taken into account for the purpose of determining the net asset value.

     The Funds use the amortized cost method to value their portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                             PRICING OF FUND SHARES

     Orders for the purchase of Fund shares will be executed at the net asset value per share (the "public offering price") next determined after an order has become effective. Shares of the Funds are sold without a sales charge.

                         MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in the Funds is $500, except that the minimum is $250 for an IRA. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A separate application is required for IRA investments.

                            PURCHASE OF FUND SHARES

     THE FOLLOWING PURCHASE PROCEDURES DO NOT APPLY TO CERTAIN TRUST OR OTHER ACCOUNTS THAT ARE MANAGED BY FIRST INTERSTATE BANCORP, ITS SUBSIDIARIES OR AFFILIATES. AN ACCOUNT CUSTOMER SHOULD CONSULT HIS OR HER ACCOUNT OFFICER FOR PROPER INSTRUCTIONS.

     All funds received by the Trust are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisors and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment advisor or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.


     Orders received by your broker or Service Organization for the Funds received prior to 12:00 p.m., Pacific time (3:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.


     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to ensure its correct processing. You can reach the Wire Desk at 1-800-662-8417.

     Have your bank wire funds using the following instructions:
          Investors Fiduciary Trust Company
          Kansas City, MO 64105
          ABA #1010-0362-1
          Account #7527950
          Further Credit to: Fund Name

     As long as you have read the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Funds.

With the Purchase Application, the shareholder can specify other distribution options and add any special features offered by a Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     Automatic Investment Program. An eligible shareholder may also participate in the Pacifica Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund accounts. Contact the Trust at 1-800-662-8417 for more information about the Pacifica Automatic Investment Program.

                         INDIVIDUAL RETIREMENT ACCOUNTS


     The Funds may be used as a funding medium for IRAs. Shares may also be purchased for IRAs established with an affiliate of First Interstate Bancorp or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each IRA, and there will be a $10.00 termination fee when the account is closed. For more information, call the Funds at 1-800-662-8417.


                            EXCHANGE OF FUND SHARES

     The Funds offer two convenient ways to exchange shares in a Fund for Investor Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund at 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange shares of one portfolio for shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order, plus any applicable sales charge.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of shares, equal to the excess of the sales load applicable to the shares to be acquired over the amount of any sales load previously paid on the shares to be exchanged. No service fee is imposed.

     Exchange by Mail. To exchange shares of a Fund by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include:
(i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including a member of a national securities exchange or by a commercial bank or trust company, broker-dealers, credit unions and savings associations.


     Exchange by Telephone. To exchange shares of a Fund by telephone, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are automatically available unless the shareholder indicates that he does not wish to have this privilege, by checking the "no" box on the Purchase Application. See "Redemption of Fund Shares -- By Telephone" for a discussion of telephone transactions generally.


                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Trust. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be realized on a redemption of shares of the Funds, which seek to maintain a net asset value per share of $1.00.

     Where the shares to be redeemed have been purchased by check, the Trust may delay payment of the redemption proceeds until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Trust has no present intention to do so, it reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers or U.S. mail. The services offered by the Funds may be modified or terminated at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders.

     You may redeem your shares using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. You may redeem your shares by contacting your broker or investment advisor and instructing him or her to redeem your shares. He or she will then contact the Fund and place a redemption trade on your behalf. He or she may charge you a fee for this service.

     By Mail. You may redeem your shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your shares by calling the Funds toll free at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Funds. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions.


     By Wire. You may redeem your shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank. Proceeds of wire redemption for the Funds generally will be transferred to the designated account on the day the request is received provided that it is received by 12:00 Noon (Pacific time).


     Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and a copy of a void check from the account where proceeds are to be wired is attached to the Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf.

     Check Writing. A check redemption ($500 minimum, no maximum) feature is available with respect to the Funds. Checks are free and may be obtained from the Fund. It is not possible to use a check to close out your account since additional shares accrue daily.

     The above mentioned services "By Telephone" and "By Wire" are not available for IRAs and trust clients of an affiliate of First Interstate Bancorp.

     Systematic Withdrawal Plan. An owner of $10,000 or more of shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, this restriction will not apply.

     Redemption in Kind. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX


     Each Fund has qualified and intends to continue to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The Funds will declare distributions of investment company income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Distributions will be paid in additional shares of the Funds based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash.

     Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or net short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of a Fund that were not held for more than six months with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.

     The dividends paid by the Funds are not expected to qualify for the dividends-received deduction available to corporations.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain preretirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

                         DESCRIPTION OF SECURITIES AND
                              INVESTMENT PRACTICES

     U.S. Government Obligations. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations are direct obligations of the United States and are the most frequently issued marketable U.S. Government security.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Repurchase Agreements. The Funds may agree to purchase securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Funds will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller. The Funds will not enter into repurchase agreements with the Advisor or its affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, as a fundamental policy, the term of the repurchase agreement transactions entered into by the Funds will always be seven days or less.

     The seller under a repurchase agreement will be required to maintain the value of the securities that are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

     Bank Obligations. Bank obligations purchased by the Money Market Fund include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued by a U.S. bank, savings bank or savings association that is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks. Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor deems the instrument to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in domestic and foreign bank obligations are limited to the obligations of financial institutions having $1 billion or more in total assets at the time of purchase.


     Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities. Commercial paper may include paper issued in reliance on the so-called "private placement" exemption under Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as mutual funds that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to a Fund's 10% limitation on illiquid securities where the Board of Trustees or FICM (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.


     Securities Issued by Other Investment Companies. Each Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by a Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of that Fund. The Funds may only invest in investment companies which invest in high quality, short-term instruments and which determine their net asset value per share on the amortized cost or penny-rounding method.

     Variable and Floating Rate Instruments. Instruments purchased by a Fund may include variable and floating rate demand instruments issued by corporations, industrial development authorities and governmental entities. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Although variable and floating rate demand instruments are frequently not rated by credit rating agencies, unrated instruments purchased by a Fund will be determined to be of comparable quality to rated instruments that may be purchased by the Fund. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. The Funds will only purchase demand instruments which provide that the Fund may receive the principal amount of the note upon not more than 30 days' notice or that are subject to a demand feature to shorten maturities authorized by SEC regulations. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets.

     Loans of Portfolio Securities. To increase return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit issued by a bank, or any combination thereof. For each Fund, such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 30% of the value of the Fund's total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in their judgment, the income to be earned from the loan justifies the attendant risks.

     Stripped Obligations. To the extent consistent with their respective investment objectives, the Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value."

     Custodial Receipts for Treasury Securities. To the extent consistent with their respective investment objectives, the Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

     Illiquid Securities. Each Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days, time deposits maturing in more than seven days and securities that are not registered under the Securities Act of 1933 but may be purchased by institutional buyers under Rule 144A are subject to this limit (unless the Advisor determines under the supervision of the Board that a liquid trading market exists).


     Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Advisor believes that the market for certain restricted securities may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     The Advisor monitors the liquidity of restricted securities in each of the Funds under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisor will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing restricted securities.

                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the SAI.

No Fund may:

     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of a Fund's total assets may be invested without regard to this 5% limitation under certain limited circumstances discussed below.



     2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.


     3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     4. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.


     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Funds will not at any time have more than 10% of their respective net assets invested in illiquid securities. In accordance with the current regulations of the SEC, each Fund intends to limit its investments in the obligations of any one issuer (other than U.S. Treasury and other government securities) to not more than 5% of its total assets at the time of purchase, provided that each fund may invest up to 25% of its assets in the highest rated obligations of any one issuer for a period of up to three business days.


                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     The Board of Trustees has authorized the issuance of one class of shares in each of the Funds described in this Prospectus. Each share of a Fund represents an equal proportionate interest in a particular Fund with the Fund's other shares and is entitled to such dividends and distributions earned on such Fund's shares as are declared in the discretion of the Board of Trustees.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the

Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.

PERFORMANCE INFORMATION

     A Fund may, from time to time, include yield data in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields of the Funds are mandated by the SEC.

     Quotations of "yield" for the Funds will be based on the income received by a hypothetical investment (less a pro-rata share of Fund expenses) over a particular seven-day period, which is then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).

     "Effective yield" for the Funds is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends.

     Quotations of yield reflect only the performance of a Fund during the particular period on which the calculations are based. Yield and effective yield for a Fund will vary based on changes in market conditions, the level of interest rates and the level of the expenses of a particular class of shares, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     For purposes of comparison, the Fund may, from time to time, quote performance information from IBC/Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746. IBC/Donoghue's MONEY MARKET AVERAGE is a widely recognized index of money market fund performance. Figures reflect average yields of all taxable money funds included in IBC/Donoghue's index. IBC/Donoghue's U.S. TREASURY & REPO MONEY FUND AVERAGE is a component of this average and reflects average yields of all taxable U.S. Treasury money funds. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield for the Funds, see "Other
Information -- Performance Information" in the SAI.

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                        PACMM-2/96

                              PACIFICA FUNDS TRUST
                               MONEY MARKET TRUST

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")


                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

                        ("FURMAN SELZ" OR THE "SPONSOR")

                PACIFICA FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Money Market Trust (the "Fund").

    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address or information number printed above.
                          ----------------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
FUND EXPENSES............................................      3
FEE TABLE................................................      3
FINANCIAL HIGHLIGHTS.....................................      5
THE FUND.................................................      7
INVESTMENT POLICIES AND PRACTICES
  OF THE FUND............................................      7
MANAGEMENT OF THE FUND...................................     11
PURCHASE AND REDEMPTION OF FUND SHARES...................     15
DIVIDENDS, DISTRIBUTIONS AND
  FEDERAL INCOME TAX.....................................     17
INVESTMENT RESTRICTIONS..................................     19
OTHER INFORMATION........................................     20

                                 FUND EXPENSES

     The following table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Fund based upon the Fund's operating expenses for its most recent fiscal year, adjusted to reflect current fees and expenses.

                                   FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)..............     None
  Maximum Sales Load Imposed on Reinvested Dividends
     (as a percentage of offering price)..............     None
  Deferred Sales Load (as a percentage of
     redemption proceeds).............................     None
  Redemption Fees.....................................     None
  Exchange Fee........................................     None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)(++).................    0.00%
  Other Expenses......................................    0.20%
                                                           ----
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++...............................    0.20%
                                                           ====


---------------


 (++) Management Fees (before waivers) would be payable at a maximum annual rate of 0.30%.
(++)++ Total Fund Operating Expenses (before waivers) would be
       0.50%.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Fund will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank directly on its customer accounts in connection with an investment in the Fund.


EXAMPLE:(++)



     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:



1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $2         $ 6         $11         $ 26


---------------


(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
     FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.
     THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT
     BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL
     RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED
     AMOUNT.

                              FINANCIAL HIGHLIGHTS


     The financial information shown below is to assist investors in evaluating the performance of the Fund since its commencement of operations. The following supplementary information has been audited by the Fund's former independent accountant, whose report on the financial statements appears in the Fund's September 30, 1995 Report to Shareholders, which is incorporated by reference into the SAI. The following financial data should be read in conjunction with the related financial statements and notes thereto.

Selected data for a share outstanding throughout the periods shown:

                          PACIFICA MONEY MARKET TRUST*


                                          FOR THE                                                                        FOR THE
                                          PERIOD                                                                          PERIOD
                                           ENDED                        FOR THE YEAR ENDED MAY 31,                        ENDED
                                       SEPTEMBER 30,   -------------------------------------------------------------     MAY 31,
                                          1995**           1995            1994            1993            1992            1991
                                       -------------   -------------   -------------   -------------   -------------     --------
Net Asset Value -- Beginning of
  Period.............................    $    1.00       $      1.00     $      1.00      $     1.00      $     1.00     $   1.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................         0.02              0.05            0.03            0.03            0.05         0.05
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from Net Investment
    Income...........................        (0.02)            (0.05)          (0.03)          (0.03)          (0.05)       (0.05)
                                          --------          --------        --------         -------         -------     --------
  Net Asset Value -- End of Period...    $    1.00       $      1.00     $      1.00      $     1.00      $     1.00     $   1.00
                                          ========          ========        ========         =======         =======     ========
    Total Return (excluding sales
      load)..........................         5.70%+            5.05%           3.21%           2.94%           4.56%        6.48%+
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000)....    $ 286,863       $   290,483     $   300,894      $   74,375      $   87,039     $113,141
  Ratio of Expenses to Average Net
    Assets...........................         0.19%+            0.17%           0.18%           0.46%           0.48%        0.69%+
  Ratio of Net Investment Income to
    Average Net Assets...............         5.70%+            5.06%           3.21%           2.94%           4.56%        6.48%+
  Ratio of Expenses to Average Net
    Assets without Fee Waivers.......         1.11%+            1.07%           1.02%           1.08%           1.04%        1.08%+
  Ratio of Net Investment Income to
    Average Net Assets
    without Fee Waivers..............         4.78%+            4.16%           2.38%           2.32%           4.00%        6.09%+


---------------
  * The Fund operated as the Prime Money Market Fund of Westcore Trust from its commencement of operations on September 17, 1990 until its reorganization as a portfolio of the Trust on October 1, 1995. During the periods shown, the Fund was advised by First Interstate Bank of Oregon, N.A. In connection with the Fund's reorganization, FICM assumed investment advisory responsibilities for the Fund.

 ** The Fund changed its fiscal year from May 31 to September 30.


+ Annualized.

                                    THE FUND

     The Fund is a portfolio of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Fund and elects its officers.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUND

     The Fund's investment objective is to seek current income and stability of principal. The securities held by the Fund have remaining maturities of 13 months or less, although certain variable and floating rate instruments and securities subject to repurchase agreements may have longer maturities. The average weighted maturity of the securities held by the Fund will not exceed 90 days. The Fund's investment objective may not be changed without a vote of a majority of its outstanding shares (as defined under "Other
Information -- Voting").

     In seeking to achieve its investment objective, the Fund invests in "money market" instruments such as those described below. During normal market conditions, the Fund will invest at least 80% of its assets in money market securities.


     The Fund may invest in bankers' acceptances guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $1.5 billion, and in certificates of deposit of domestic branches of U.S. banks, savings banks and savings and loan associations which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and have total assets at the time of purchase in excess of $1.5 billion. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.


     In addition, the Fund may invest in dollar-denominated time deposits and certificates of deposit issued by foreign branches of such United States banks and savings and loan associations. Investments by the Fund in the obligations of foreign branches of domestic banks will not exceed 25% of the value of the Fund's total assets at the time of investment. Although time deposits made by the Fund will normally mature within seven days, the Fund may make time deposits with longer maturities.

     Since the Fund may invest in securities issued by foreign branches of domestic banks, it may be subject to investment risks that are different in some respects from those experienced by a fund which invests only in the debt obligations of domestic issuers. Such potential risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits, or the adoption of other foreign governmental restrictions which might affect adversely the payment of principal and interest on such securities held by the Fund. In addition, foreign branches of U.S. banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will acquire securities issued by foreign branches of U.S. banks only when FICM believes that the risks associated with such instruments are minimal.

     The Fund may invest in commercial paper (including variable and floating rate instruments) and corporate bonds with remaining maturities of 13 months or less. All securities acquired by the Fund will be U.S. Government securities or other "First Tier Securities" as defined by the SEC. First Tier Securities generally consist of instruments that are either rated at the time of purchase in the top rating category by one or more unaffiliated nationally recognized statistical rating organizations or issued by issuers with such ratings. The Appendix to the SAI includes a description of the applicable ratings. Unrated instruments purchased by the Fund will be of comparable quality as determined by FICM pursuant to guidelines approved by the Board.


     Commercial paper purchased by the Fund may include paper issued in reliance on the so-called "private placement" exemption under Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities described above where the Board of Trustees or FICM (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.


     The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

     The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such, as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such instrumentalities only when FICM believes that the credit risk with respect to the instrumentality is minimal.

     The Fund may also purchase "stripped securities," which include participations in trusts that hold U.S. Treasury obligations (such as TIGRs and CATS) and interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System which represent ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

     The Fund may engage in repurchase agreements with financial institutions such as banks or broker-dealers. In these transactions, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and sub-custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. The repurchase date is generally within seven days of the original purchase. In all cases, FICM must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy or default of the other party to a repurchase agreement, the Fund could experience delays and costs in recovering its cash. To the extent that, in the meantime, the value of the securities purchased may have decreased, the Fund could experience a loss. Repurchase agreements may be considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

     Securities purchased by the Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice (this demand feature is not required if an instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by the Fund are subject to the percentage limitations described below.


     The Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice, and securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit, unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board or FICM, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists.


     The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. The Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

     The Fund may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and FICM will continuously monitor the account to ensure that the value is maintained. The Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by the Fund in connection with a reverse repurchase agreement will reduce the Fund's net investment income. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     The Fund may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, but should not adversely affect the Fund since it does not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.

                             MANAGEMENT OF THE FUND

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John
E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Fund's execu-tive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."

THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.

     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Advisor is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states. Prior to October 1, 1995 the Fund's investment advisor was First Interstate Bank of Oregon, N.A., which is an affiliate of FICM.


     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.


     For the advisory services it provides to the Fund, FICM is entitled to receive from the Fund a fee, computed daily and payable monthly, at the annual rate of 0.30% of the first $500 million of the Fund's average daily net assets, 0.25% of the next $500 million of the Fund's average daily net assets, and 0.20% of the Fund's average daily net assets in excess of $1 billion. FICM may voluntarily waive a portion of the advisory fee payable by the Fund from time to time. During the Fund's last fiscal year, all investment advisory fees were waived by the Fund's former investment advisor. FICM has agreed that during the current fiscal year it will waive a portion of its fees so that total operating expenses for the Fund will not exceed 0.25% of its average daily net assets.

THE SPONSOR AND DISTRIBUTOR

     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Fund. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor, Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust, however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.

ADMINISTRATIVE SERVICES


     The Fund has also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for the Fund for an annual fee of $30,000 plus out-of-pocket expenses.

OTHER EXPENSES

     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; advisory, administration, fund accounting, custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. See "Management" in the SAI for additional information on expenses borne by the Fund. Trust expenses directly attributable to the Fund are charged to the Fund. Expenses that are not directly attributable to any particular investment portfolio of the Trust are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.

PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Advisor will seek the best execution of the Fund's orders. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor. The Fund's annual portfolio turnover rate will be relatively high, but because brokerage commissions are normally not paid on money market instruments, portfolio turnover is not expected to have a material effect on the Fund's net income.

                     PURCHASE AND REDEMPTION OF FUND SHARES


     The net asset value per share of the Fund is calculated at 3:00 p.m. (Eastern time) on days when the Fund is open for business (a "Business Day") (i.e. days on which the San Francisco branch of the Federal Reserve Bank and First Interstate Bank of California as the Fund's custodian are open). The net asset value per share of the Fund is computed by dividing the value of the Fund's net assets (i.e, the value of the assets less the liabilities) by the total number of the Fund's outstanding shares. All expenses, including fees paid to the Advisor and Furman Selz, are accrued daily and taken into account for the purpose of determining the net asset value.


     The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

     Shares of the Fund are sold without a sales load on a continuous basis to customers ("Customers") who maintain qualified accounts with the trust division of a First Interstate Bank. Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at a First Interstate Bank through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the First Interstate Bank involved. First Interstate Banks (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund will be governed by a Customer's account agreement with a First Interstate Bank. Investors wishing to purchase shares of the Fund should contact their account representatives.

     Purchase orders for shares in the Fund must be received by the Trust by 12:00 noon (Pacific time) on a Business Day. Payment for such shares must also be made in Federal funds or other funds immediately available to the Custodian no later than 12:00 noon (Pacific time) on the same Business Day that the purchase order is received. Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after receipt of both an order and payment in proper order. The Fund has no minimum initial or subsequent investment requirement, although First Interstate Banks may impose certain minimum Customer account requirements.

     It is the responsibility of First Interstate Banks to transmit orders for purchases by their Customers and to deliver required funds on a timely basis. If funds are not received within the period described above, the order will be canceled, notice thereof will be given, and the First Interstate Bank will be responsible for any loss to the Fund or its shareholders. First Interstate Banks may charge certain account fees depending on the type of account the investor has established. Payment for shares of the Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

     The Trust reserves the right to reject any purchase order. Payment for orders which are not received will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund, and share certificates are not issued.

     Neither the Trust, the Distributor nor Furman Selz will be responsible for the authenticity of telephone instructions for the purchase or redemption of shares where such instructions are reasonably believed to be genuine. The Trust will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for any loss, damage or expense arising from such instructions that prove to be fraudulent or unauthorized.

     Redemption requests are effected at the net asset value per share next determined after receipt of a redemption request in good order by the Trust. Shares held by a First Interstate Bank on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the account at the First Interstate Bank. The Trust intends to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Share balances may be redeemed pursuant to arrangements between First Interstate Banks and their Customers. It is the responsibility of a First Interstate Bank to transmit redemption requests to the Trust and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for shares of the Fund are normally wired to the redeeming First Interstate Bank within two Business Days after receipt of the request by the Trust. The Trust reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect the Fund.

     All redemptions of shares shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX


     The Fund's net investment income ordinarily is declared as a dividend on each day that the Fund is open for business. Dividends are paid within five business days after the end of each month. Shares begin accruing dividends on the day the purchase is effected and continue to accrue dividends through the day before the redemption request is executed. The Fund's earnings for non-business days are declared as dividends to shareholders of record on the preceding business day. All dividends are reinvested automatically in additional shares of the Fund at net asset value or, at the option of the shareholder, are credited to the shareholder's account at a First Interstate Bank or paid in cash. Distributions from net realized securities gains are declared and paid once a year, but the Fund may make distributions on a more frequent basis. In all cases distributions will be made in a manner that is consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

These distributions, if any, are reinvested automatically in additional shares of the Fund at net asset value or, at the shareholder's option, are credited as described above. If all shares in the account are redeemed at any time during the month, all dividends to which the shareholder is entitled will be paid within five business days after the end of the month by crediting the shareholder's bank account or, if this is not possible, in cash. All expenses are accrued daily and deducted before declaration of dividends.

     Notice as to the tax status of dividends and distributions declared by the Fund is mailed annually. Investors will also receive periodic account summaries which will include information as to income dividends and distributions from securities gains, if any, declared during the year.

     Since the Fund's income is derived from interest rather than dividends, no portion of the Fund's dividends or distributions will qualify for the dividends received deduction allowable to certain U.S. corporations. Dividends from net investment income, together with distributions from the excess, if any of net realized short-term over net realized long-term losses and all or a portion of the gains from the sale or other disposition of certain market discount bonds, are taxable to those shareholders who are not exempt from federal income taxes as ordinary income, whether or not reinvested in additional shares. Distributions from net realized long-term securities gains, if any, are taxable to those shareholders who are not exempt from federal income taxes as long-term capital gains. Shareholders may be subject to state and local taxes on dividends and distributions declared by the Fund.

     To avoid a federal excise tax, the Fund must distribute substantially all of its ordinary income, and capital gain net income, if any, by the end of each calendar year. Dividends or distributions, if any, payable to shareholders of record on a date in October, November or December of any year are deemed to have been paid in that year, if they are paid by the following January.

     Federal regulations may require, in certain cases, the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions paid to a shareholder if the shareholder (i) has provided either an incorrect TIN or no TIN at all, (ii) is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) has failed to certify that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

     A TIN is either the Social Security number or employer identification number of the beneficial owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the beneficial owner of the account, and may be claimed as a credit on the beneficial owner's federal income tax return.


     The Fund will be treated as a separate entity for tax purposes, and has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), as long as this qualification is in the best interest of its shareholders. Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


     Investors should consult their tax advisors regarding specific questions as to federal, state or local taxes.

                            INVESTMENT RESTRICTIONS

     The Fund is subject to a number of investment limitations that may be changed only by a vote of a majority of the outstanding shares of the Fund.

The Fund may not:

     1. Make loans, except that the Fund may purchase or hold debt instruments lend portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies.


     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by domestic branches of U.S. banks, bankers' acceptances and repurchase agreements secured by instruments issued by domestic branches of U.S. banks or obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of its borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

       If the securities held by the Fund should decline in value while borrowings by the Fund are outstanding, the net asset value of shares of the Fund would decline in value by proportionately more than the decline in value suffered by the securities held by the Fund.


     4. Enter into repurchase agreements providing for settlement more than seven days after notice if such investment together with other illiquid securities in the Fund exceeds 10% of the Fund's total assets.


     In accordance with current regulations of the SEC, the Fund intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. (The policy stated in this paragraph is not fundamental, and may be changed without a vote of shareholders.)

     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Fund will not at any time have more than 10% of its net assets invested in illiquid securities.

                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.

     The Board of Trustees has authorized the issuance of one class of shares in the Fund. Each share of the Fund represents an equal proportionate interest in the Fund with the Fund's other shares and is entitled to such dividends and distributions earned on such Fund's shares as are declared in the discretion of the Board of Trustees.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act.



     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of: (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.


PERFORMANCE INFORMATION

     From time to time the Fund may advertise the yield and effective yield of its shares. Both yield figures will fluctuate and are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in its shares over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect voluntary fee waivers. See "Management of the Fund."

     Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, such information may not provide a basis for comparison with domestic bank deposits or other investments which pay a fixed yield for a stated period of time.

     For purposes of comparison, the Fund may, from time to time, quote performance information from IBC/Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746. IBC/Donoghue's MONEY FUND AVERAGE is a widely recognized index of money market fund performance. Figures reflect average yields of all taxable money funds included in IBC/Donoghue's index. IBC/Donoghue's U.S. TREASURY

& REPO MONEY FUND AVERAGE is a component of this average and reflects average yields of all taxable U.S. Treasury money funds. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield for the Fund, see "Other Information -- Performance Information" in the SAI.

     Any fees which may be imposed by a First Interstate Bank directly on its Customer accounts for cash management services in connection with investments in the Fund are not reflected in yield figures and any such fees, if charged, will reduce the actual return received by Customers on their investments.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Furman Selz, Mutual Funds Department, 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

PACMMT-2/96

                          [PACIFICA LOGO]


                          (INVESTOR SHARES)

                          PACIFICA PRIME MONEY
                          MARKET FUND

                          PACIFICA TREASURY
                          MONEY MARKET FUND

                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                               (INVESTOR SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")
                    THE DREYFUS CORPORATION -- ADMINISTRATOR
                             (THE "ADMINISTRATOR")
                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Investor Shares of the following two money market funds (the "Funds"):

    - Pacifica Prime Money Market Fund
    - Pacifica Treasury Money Market Fund

    Investor Shares of the Funds are sold to the public by PFD Inc. as an investment vehicle for individuals, institutions, corporations and fiduciaries.


    This Prospectus sets forth concisely the information a prospective investor should know before investing in either of the Funds and should be read and retained for future reference. A Statement of Additional Information for the Funds' Investor Shares (the "SAI") dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. For a free copy, call the telephone number above.


                          ----------------------------

    AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
FUND EXPENSES.............................................    3
FEE TABLE -- INVESTOR SHARES..............................    3
FINANCIAL HISTORY.........................................    5
THE FUNDS.................................................   10
INVESTMENT POLICIES AND PRACTICES OF THE
  FUNDS...................................................   10
DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES........   11
INVESTMENT RESTRICTIONS...................................   16
MANAGEMENT OF THE FUNDS...................................   17
PRICING OF INVESTOR SHARES................................   21
MINIMUM PURCHASE REQUIREMENTS.............................   21
PURCHASE OF INVESTOR SHARES OF THE FUNDS..................   21
INDIVIDUAL RETIREMENT ACCOUNTS............................   23
EXCHANGE OF INVESTOR SHARES...............................   23
REDEMPTION OF INVESTOR SHARES.............................   25
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES.........   28
OTHER INFORMATION.........................................   29

                                 FUND EXPENSES


     The following table is an estimate of the annual costs and expenses that an investor will incur either directly or indirectly as a shareholder of a Fund's Investor Shares based upon the Fund's operating expenses for the fiscal year ended September 30, 1995, adjusted to reflect current fees and expenses. See "Other Information -- Capitalization."


                          FEE TABLE -- INVESTOR SHARES

                                        PRIME MONEY    TREASURY MONEY
                                        MARKET FUND     MARKET FUND
                                        ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)..................      None            None
  Maximum Sales Load Imposed on
     Reinvested Dividends (as a
     percentage of offering price)....      None            None
  Deferred Sales Load (as a percentage
     of redemption proceeds)..........      None            None
  Redemption Fees.....................      None            None
  Exchange Fee........................      None            None
ANNUAL FUND OPERATING EXPENSES: (as a
  percentage of average net assets)
  Management Fees (after
     waivers)(++).....................      0.12%           0.12%
  12b-1 Fees..........................      0.05            0.05
  Other Expenses......................      0.38            0.38
                                           -----           -----
TOTAL FUND OPERATING EXPENSES: (after
  waivers)(++)++......................      0.55%           0.55%
                                        ==========     ============

---------------

 (++) The investment advisory agreement for the Funds provides for management fees payable at an annual rate of 0.30% of the first $500 million of the average daily net assets of each Fund (considered separately on a Fund-by-Fund basis), 0.25% of the next $500 million of each Fund's average daily net assets, and 0.20% of each Fund's average daily net assets in excess of $1 billion. These amounts may be reduced pursuant to undertakings by the Advisor.



(++)++ Total Fund Operating Expenses (before waivers) would be 0.68% for the
       Prime Money Market Fund and 0.67% for the Treasury Money Market Fund.


     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Fund's Investor Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institution directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:(++)++

                                           PRIME         TREASURY
                                        MONEY MARKET   MONEY MARKET
                                            FUND           FUND
                                        ------------   ------------
 1 year...............................      $  6           $  6
 3 years..............................        18             18
 5 years..............................        31             31
10 years..............................        69             69

---------------
 (++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
      WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE MORE OR LESS THAN THE ASSUMED AMOUNT.

(++)++ The amount of expenses an Investor class shareholder would pay without waivers under these assumptions and assuming redemption after one, three, five and ten years would be $7, $22, $38 and $85, respectively, for the Prime Money Market Fund and $7, $21, $37 and $83, respectively, for the Treasury Money Market Fund.

                               FINANCIAL HISTORY


     The financial data shown below is to assist investors in evaluating the performance of the Funds for each of the ten years in the period ended September 30, 1995. The following information for the year ended September 30, 1995 and six months ended September 30, 1994 has been audited by Ernst & Young LLP, the Funds' current independent auditors, whose report thereon appears in the SAI. The following information for each of the four years in the period ended March 31, 1994 has been audited by the Funds' former independent accountants whose report thereon appears in the SAI. Further data relating to the Funds and related notes are also included in the SAI. Prior to August 11, 1995, the Funds offered only one class of shares to institutional investors, which class is now known as Service Shares. Currently, each Fund offers two classes of shares to institutional investors in addition to offering Investor Shares. The financial data shown below pertains to the Service Shares of the Funds, which are not offered through this Prospectus. No financial data is shown for Investor Shares because that class of shares had not yet commenced operations during the periods shown. See "Other Information -- Capitalization."

                            PRIME MONEY MARKET FUND*
                                (SERVICE SHARES)



                                                     FISCAL YEAR ENDED MARCH 31,
                        --------------------------------------------------------------------------------------------------------
                          1986         1987       1988        1989         1990       1991       1992        1993         1994
                        --------     --------   --------    --------     --------    --------   --------    --------    -------
PER SHARE DATA:
 Net asset value,
   beginning
   of year...........    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $  .9997    $  .9998
                         --------    --------    --------    --------     -------     -------    --------     -------    --------
INVESTMENT
 OPERATIONS:
 Investment
   income -- net.....       .0754       .0581       .0634       .0764       .0849       .0745       .0510       .0327       .0296
 Net realized gain
   (loss) on
   investments.......          --          --          --          --          --          --      (.0003)      .0001         --
                          -------     -------     -------      -------     ------     -------     -------     -------     -------
   Total from
    Investment
    Operations.......       .0754       .0581       .0634       .0764       .0849       .0745       .0507       .0328       .0296
                          -------     -------     -------     -------     -------     -------     -------     -------     -------
DISTRIBUTIONS:
 Dividends from
   investment
   income -- net.....      (.0754)     (.0581)     (.0634)     (.0764)     (.0849)     (.0745)     (.0510)     (.0327)     (.0296)
                         --------    --------    --------     -------     -------    --------     -------     -------     -------
 Net asset value, end
   of year...........    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $  .9997    $  .9998    $  .9998
                         ========    ========     =======    ========     =======    ========     =======     =======     =======
   Total Investment
    Return...........       7.80%       5.97%       6.50%       7.88%       8.82%       7.72%       5.22%       3.32%       3.00%

RATIOS/SUPPLEMENTAL
 DATA:
 Ratio of expenses to
   average net
   assets............        .66%(2)     .68%(3)     .58%(4)     .56%(4)     .54%(5)     .47%(6)     .43%(7)     .41%(8)     .41%(9)
 Ratio of net
   investment income
   to average net
   assets............       7.47%(2)    5.81%(3)    6.38%(4)    7.58%(4)    7.95%(5)    7.38%(6)    5.09%(7)    3.27%(8)    2.96%(9)
 Net Assets, end of
   year (000's
   Omitted)..........    $350,344    $407,815    $628,987    $496,675    $493,641    $543,834    $528,397    $468,479    $527,599




                                     SIX MONTHS         FISCAL
                                       ENDED          YEAR ENDED
                                    SEPTEMBER 30,    SEPTEMBER 30,
                                       1994**            1995
                                   -------------     -------------
PER SHARE DATA:
 Net asset value,
   beginning
   of year...........               $   .9998          $   .9998
                                    ---------          ---------
INVESTMENT
 OPERATIONS:
 Investment
   income -- net.....                   .0185              .0546
 Net realized gain
   (loss) on
   investments.......                      --                 --
                                    ---------          ---------

   Total from
    Investment
    Operations.......                   .0185              .0546
                                    ---------           --------
DISTRIBUTIONS:
 Dividends from
   investment
   income -- net.....                  (.0185)            (.0546)
                                    ---------         ----------
 Net asset value, end
   of year...........               $   .9998          $   .9998
                                    =========          =========
   Total Investment
    Return...........                    3.71%(1)          5.60%
RATIOS/SUPPLEMENTAL
 DATA:
 Ratio of expenses to
   average net
   assets............                     .41%(1)(10)       .41%(11)
 Ratio of net
   investment income
   to average net
   assets............                    3.67%(1)(10)      5.47%(11)
 Net Assets, end of
   year (000's
   Omitted)..........                $ 565,305         $ 614,101


---------------

  * The Prime Money Market Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the "Pacific American Money Market Portfolio," a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the "Pacifica Prime Money Market Fund."

 ** On October 1, 1994, the Fund's fiscal year end changed from March 31 to
    September 30.

                                              (Footnotes continued on next page)

 (Footnotes continued from previous page)

 (1) Annualized basis.


 (2) During the year ended March 31, 1986, the Fund's investment advisor waived a portion of its fees (.13% of average net assets).



 (3) During the year ended March 31, 1987, the Fund's investment advisor waived a portion of its fees (.25% of average net assets). In addition, during the period from January 1, 1987 to March 31, 1987, the Fund's investment advisor waived an additional portion of its fees (.02% of average net assets).



 (4) During the years ended March 31, 1988 and 1989, the Fund's investment advisor waived a portion of its fees (.35% and .34% of average net assets, respectively).



 (5) During the year ended March 31, 1990, the Fund's investment advisor and the Fund's prior distributor waived a portion of their respective fees (.36% of average net assets).



 (6) During the year ended March 31, 1991, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.47% of average net assets).



 (7) During the year ended March 31, 1992, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



 (8) During the year ended March 31, 1993, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



 (9) During the year ended March 31, 1994, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



(10) During the six month period ended September 30, 1994, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% (annualized) of average net assets).



(11) During the year ended September 30, 1995, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.27% of average net assets).

                          TREASURY MONEY MARKET FUND*
                                (SERVICE SHARES)




                                                          FISCAL YEAR ENDED MARCH 31,
                       --------------------------------------------------------------------------------------------------------
                       1986(1)       1987        1988        1989        1990        1991        1992        1993       1994
                       --------    --------    --------    --------    --------    --------    --------    --------    --------
PER SHARE DATA:
 Net asset value,
   beginning of
   year............... $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0001    $  .9999    $ 1.0001
                       --------    --------    --------    --------    --------    --------    --------    --------    --------
INVESTMENT OPERATIONS:
 Investment
   income -- net......    .0353       .0550       .0604       .0743       .0827       .0716       .0489       .0309       .0277
 Net realized gain
   (loss) on
   investments........       --          --          --          --          --       .0003       .0002       .0002          --
                       --------    --------    --------    --------    --------    --------    --------    --------    --------
   Total from
    Investment
    Operations........    .0353       .0550       .0604       .0743       .0827       .0719       .0491       .0311       .0277
                       --------    --------    --------    --------    --------    --------    --------    --------    --------
DISTRIBUTIONS:
 Dividends from
   investment
   income -- net......   (.0353)     (.0550)     (.0604)     (.0743)     (.0827)     (.0716)     (.0489)     (.0309)     (.0277)
                       --------    --------    --------    --------    --------    --------    --------    --------    --------
 Dividends from net
   realized gain on
   investment.........       --          --          --          --          --      (.0002)     (.0004)         --      (.0001)
                       --------    --------    --------    --------    --------    --------    --------    --------    --------
   Total
    Distributions.....   (.0353)     (.0550)     (.0604)     (.0743)     (.0827)     (.0718)     (.0493)     (.0309)     (.0278)
                       --------    --------    --------    --------    --------    --------    --------    --------    --------
 Net asset value, end
  of year............. $ 1.0000    $ 1.0000    $ 1.0000     $1.0000     $1.0000    $ 1.0001    $  .9999    $ 1.0001    $ 1.0000
                       ========    ========    ========    ========    ========    ========    ========    ========    ========
   Total Investment
    Return............    7.18%(2)    5.64%       6.20%       7.63%       8.58%       7.42%       5.03%       3.13%       2.81%
RATIOS/SUPPLEMENTAL
 DATA:
 Ratio of expenses to
   average net
   assets.............     .80%(2)(3)  .69%(4)     .69%(5)     .63%(6)     .56%(7)     .48%(8)     .45%(9)     .43%(10)    .43%(11)
 Ratio of net
   investment income
   to average net
   assets.............    6.91%(2)(3) 5.50%(4)    6.12%(5)    7.36%(6)    7.73%(7)    7.10%(8)    4.73%(9)    3.04%(10)   2.77%(11)
 Net Assets, end of
   year (000's
   Omitted)........... $123,243    $134,375    $101,066     $90,672     $98,398    $118,623    $281,343    $614,237    $654,950



                                       SIX MONTHS
                                          ENDED           YEAR ENDED
                                      SEPTEMBER 30,      SEPTEMBER 30,
                                        1994**              1995
                                      -------------      -------------
PER SHARE DATA:
 Net asset value,
   beginning of
   year...............                 $  1.0000         $    1.0000
                                       ---------         -----------
INVESTMENT OPERATIONS:
 Investment
   income -- net......                     .0186               .0529
 Net realized gain
   (loss) on
   investments........                        --                  --
                                       ---------         -----------
   Total from
    Investment
    Operations........                     .0186               .0529
                                       ---------         -----------
DISTRIBUTIONS:
 Dividends from
   investment
   income -- net......                    (.0186)             (.0529)
                                       ---------         -----------
 Dividends from net
   realized gain on
   investment.........                        --                  --
                                       ---------         -----------
   Total
    Distributions.....                    (.0186)             (.0529)
                                       ---------         -----------
 Net asset value, end
  of year.............                 $  1.0000         $    1.0000
                                       =========         ============
   Total Investment
    Return............                     3.75%(2)            5.42%
RATIOS/SUPPLEMENTAL
 DATA:
 Ratio of expenses to
   average net
   assets.............                      .43%(2)(12)         .42%(13)
 Ratio of net
   investment income
   to average net
   assets.............                     3.72%(2)(12)        5.32%(13)
 Net Assets, end of
   year (000's
   Omitted)...........                 $ 690,630         $ 1,001,707


---------------
  * Prior to August 1, 1990, the Treasury Money Market Fund was known as the Short-Term Government Fund and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government in accordance with fundamental policies that were then effective for the Fund. The Treasury Money Market Fund operated as a portfolio of Pacific American Fund through October 1, 1994 when it was reorganized as the "Pacific American U.S. Treasury Portfolio," a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the "Pacifica Treasury Money Market Fund."

 ** On October 1, 1994, the Fund's fiscal year end was changed from March 31 to September 30.


                                              (Footnotes continued on next page)

 (Footnotes continued from previous page)

 (1) From October 1, 1985 (commencement of operations) to March 31, 1986.

 (2) Annualized basis.


 (3) During the period from October 1, 1985 (Commencement of Operations) to March 31, 1986, the Fund's investment advisor waived a portion of its fees (.25% (annualized) of average net assets).



 (4) During the year ended March 31, 1987, the Fund's investment advisor waived a portion of its fees aggregating $264,629 (.25% of average net assets). In addition, during the period from January 1, 1987 to March 31, 1987, the Fund's investment advisor and the Fund's prior distributor waived a portion of their respective fees (.09% of average net assets).



 (5) During the year ended March 31, 1988, the Fund's investment advisor and the Fund's prior distributor waived a portion of their respective fees (.36% of average net assets).



 (6) During the year ended March 31, 1989, the Fund's investment advisor waived a portion of its fees (.35% of average net assets).



 (7) During the year ended March 31, 1990, the Fund's investment advisor and the Fund's prior distributor waived a portion of their respective fees (.41% of average net assets).



 (8) During the year ended March 31, 1991, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.46% of average net assets).



 (9) During the year ended March 31, 1992, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



(10) During the year ended March 31, 1993, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



(11) During the year ended March 31, 1994, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.47% of average net assets).



(12) During the six month period ended September 30, 1994, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.47% (annualized) of average net assets).



(13) During the year ended September 30, 1995, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.24% of average net assets).

                                   THE FUNDS

     The Funds are portfolios of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of each Fund.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     Each Fund seeks to maintain a net asset value of $1.00 per share. Their assets consist only of obligations with remaining maturities (as defined by the SEC) of 13 months or less at the date of acquisition, and the dollar-weighted average maturity of each Fund's investments is 90 days or less. There can be no assurance that each Fund's investment objective as described below will be achieved or that the Funds will be able to maintain a net asset value of $1.00 per share.


     The Prime Money Market Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and maintenance of liquidity. To achieve its objective the Prime Money Market Fund may invest in a broad range of short-term, high quality U.S. dollar-denominated instruments, consisting of commercial paper, certificates of deposit, bankers' acceptances, time deposits, bank notes, variable rate master demand note agreements, medium-term notes, corporate notes, U.S. Agency obligations and U.S. Treasury obligations. The Prime Money Market Fund also invests in repurchase agreements collateralized or secured by U.S. Agency obligations and U.S. Treasury obligations.


     The Treasury Money Market Fund's investment objective is to seek current income and stability of principal. To achieve its objective, the Treasury Money Market Fund's fundamental policy is to invest only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations. The Funds' investment objectives, and the Treasury Money Market Fund's fundamental policy stated above, may not be changed without the vote of a majority of the outstanding shares of the particular Fund.

     Each Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by FICM pursuant to guidelines approved by the Trust's Board of Trustees. First Tier Eligible Securities consist of (i) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees. The Appendix to the SAI includes a description of applicable NRSRO ratings.

     The types of securities and investment practices used by the Funds are described in greater detail below under "Description of Securities and Investment Practices."

                         DESCRIPTION OF SECURITIES AND
                              INVESTMENT PRACTICES

INFORMATION FOR BOTH FUNDS

     The Treasury Money Market Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations. These obligations may also include U.S. Treasury STRIPS (U.S. Treasury securities that have been separated into their component parts of principal and interest payments and recorded as such in the Federal Reserve book-entry record keeping system). The Prime Money Market Fund may invest in U.S. Treasury obligations, as well as in obligations of agencies and instrumentalities of the U.S. Government. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as some obligations issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to these latter U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since such support is not required by law. The Prime Money Market Fund will invest in such securities only when FICM is satisfied that the credit risk with respect to the issuer is minimal.

     Each Fund may engage in repurchase agreements with financial institutions such as banks or broker-dealers. In these transactions, a Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and subcustodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. The repurchase date is generally within seven days of the original purchase, but in no event more than 365 days. In all cases, FICM must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy or default of the other party to a repurchase agreement, the Fund could experience delays and costs in recovering its cash. To the extent that, in the meantime, the value of the securities purchased may have decreased, the Fund could experience a loss. Repurchase agreements may be considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").


     Securities purchased by a Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice (this demand feature is not required if an instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by a Fund are subject to the percentage limitations described below.

     Each Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Repurchase agreements that do not provide for payment to a Fund within seven days after notice, and securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit (unless, in the case of the Prime Money Market Fund, such securities are variable amount master demand notes with maturities of nine months or less or unless the Board or FICM, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists).

     Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Funds may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. A Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.


     Each Fund may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and FICM will continuously monitor the account to ensure that the value is maintained. A Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the Fund's net investment income. The Funds currently intend to limit their investments in reverse repurchase agreements to no more than 20% of their total assets and will only engage in such transactions with primary dealers. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, but should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.


     In connection with the management of their daily cash positions, each Fund may invest up to 10% of its assets in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The Treasury Money Market Fund may only invest in shares of other investment companies that are structured to seek a similar investment objective. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act.


ADDITIONAL PORTFOLIO INFORMATION FOR PRIME MONEY MARKET FUND

     In addition to the types of instruments described above, the Prime Money Market Fund may purchase U.S. dollar-denominated bank obligations such as time deposits, certificates of deposit, bankers' acceptances, bank notes and deposit notes issued by domestic and foreign banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time normally at a stated interest rate. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Bank notes usually represent senior debt of the bank.

     The Prime Money Market Fund may also purchase commercial paper, short-term notes, medium-term notes and bonds issued by domestic and foreign corporations that meet the Fund's maturity limitations.

     Commercial paper purchased by the Fund may include paper issued in reliance on the so-called "private placement" exemption under Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities described above where the Board of Trustees or FICM (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

     The Prime Money Market Fund may also lend its portfolio securities in order to increase income to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash, U.S. Treasury securities or other U.S. government securities or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund exceeds one-third of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

     The Prime Money Market Fund may also invest in U.S. dollar denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank.

     The Prime Money Market Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.


     Since the Prime Money Market Fund may purchase securities issued by foreign issuers, the Fund may be subject to investment risks that are different in some respects from those incurred by a fund which invests exclusively in debt obligations of domestic issuers. Such potential risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities. In addition, foreign banks and other issuers are not necessarily subject to the same regulatory requirements that apply to domestic issuers (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information), and the Fund may experience difficulties in obtaining or enforcing a judgment against a foreign issuer. Absent any unusual market conditions, the Fund will not invest more than 25% of its total assets in securities issued by foreign issuers.


                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the outstanding shares of the Fund. The following descriptions summarize several of the Funds' fundamental investment restrictions, which are set forth in full in the SAI.


     Neither Fund may:



          (1) purchase securities (with certain exceptions including U.S. Treasury securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation; and



          (2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry (with certain exceptions including U.S. Government securities and, with respect to the Prime Money Market Fund, the obligations of U.S. banks and certain U.S. branches of foreign banks).

     These investment restrictions are applied at the time investment securities are purchased. As a matter of non-fundamental policy and in accordance with the current regulations of the SEC, the Prime Money Market Fund intends to limit its investments in the obligations of any one non-U.S. governmental issuer to not more than 5% of its total assets at the time of purchase, provided that the Prime Money Market Fund may invest up to 25% of its assets in the obligations of one non-U.S. governmental issuer for a period of up to three business days.


                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Trustees and Officers."

ADVISOR


     First Interstate Capital Management, Inc. serves as the Funds' investment advisor. FICM is an indirect wholly-owned subsidiary of First Interstate Bancorp, a publicly-held, multi-state bank holding company.



     FICM supervises and assists in the overall management of the Funds' affairs pursuant to an Investment Advisory and Management Agreement, subject to the overall authority of the Board of Trustees. These management responsibilities include, among other things, making decisions and placing orders for all purchases and sales of the Funds' investment securities, furnishing economic and statistical information as requested by the Board of Trustees, and monitoring the Funds' arrangements with Service Organizations. Under its Agreement, FICM is entitled to a fee, computed daily and payable monthly, at the annual rate of 0.30% of the first $500 million of the average daily net assets of each Fund (considered separately on a Fund-by-Fund basis), 0.25% of the next $500 million of each Fund's average daily net assets, and 0.20% of each Fund's average daily net assets in excess of $1 billion. The advisory fee FICM receives may be reduced in some cases by the amount paid to the Funds' Service Organizations (see "Servicing Agreements" below), and FICM may voluntarily waive an additional portion of the advisory fee payable by the Funds from time to time. The annualized effective rates of the advisory fees paid by the Prime Money Market Fund and the Treasury Money Market Fund were (after fee reductions and waivers) 0.12% and 0.13%, respectively, of the average net assets of the Funds for the fiscal year ended September 30, 1995.

     FICM maintains offices at 7501 East McCormick Parkway, Scottsdale, Arizona 85258.


     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.


ADMINISTRATOR


     The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. The Administrator, as of November 30, 1995, managed or administered approximately $83 billion in assets for more than 1.7 million investor accounts nationwide. Pursuant to its Administration Agreement with the Funds, the Administrator supplies office facilities; provides statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, and internal executive and administrative services; prepares reports to shareholders; prepares reports to and filings with the SEC and state securities authorities; prepares tax returns; calculates the net asset value of each Fund's shares and dividends and capital gains distributions to shareholders; and generally assists in the Funds' operations (except with respect to investment management services). For its administrative services for the fiscal year ended September 30, 1995, the Administrator received a fee from each Fund at the annual rate of 0.10% of each Fund's average daily net assets. From time to time, the Administrator may waive all or a portion of its fees with respect to a Fund.


DISTRIBUTOR


     Pacifica Funds Distributor Inc., located at 230 Park Avenue, New York, New York 10169, acts as distributor for the Funds. PFD Inc. is an affiliate of Furman Selz LLC ("Furman Selz") and was organized specifically to distribute shares of the Trust; however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.

     Under the Distribution Plan (the "Plan") adopted by the Funds for their Investor Shares, each Fund may pay directly or reimburse the Distributor monthly for (subject to a limit of 0.30% per annum of the average daily net asset value of the outstanding Investor Shares of each Fund) costs and expenses of the Distributor incurred in connection with the distribution of Investor Shares of the Funds. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of Investor Shares, including promotional incentives and fees calculated with reference to the average daily net asset value of Investor Shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of Investor Shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of prospectuses to current shareholders and the operation of its Plan, including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum annual amount payable under the Plan for that Fund. All payments made under the Plan for Investor Shares are borne entirely by a Fund's Investor Shares.

     The Distributor may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of the Investor Shares of the Funds and/or other funds distributed by Furman Selz or the Distributor during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. The Distributor has established such a special promotional incentive program with First Interstate Securities, Inc.

SERVICE ORGANIZATIONS


     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than Furman Selz) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Funds' Investor Shares, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Investor Shares of the Funds owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Funds' Investor Shares. FICM intends to waive a portion of the advisory fee otherwise payable by a Fund to Service Organizations to the extent that the investment advisory fees paid by a Fund to FICM plus the fees paid by the Fund to Service Organizations exceed the annual rate of 0.50% of the Funds average daily net assets. The Funds currently intend to limit the total of payments made to Service Organizations and payments made pursuant to the Distribution Plan to no more than 0.30% per annum of the average daily net asset value of the outstanding Investor Shares of each Fund.


     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

CUSTODIAN


     First Interstate Bank of California ("FICAL") is the Funds' Custodian and receives fees for its custodial services as described in the SAI. FICAL maintains offices at 707 Wilshire Blvd., Los Angeles, California 90017.


TRANSFER AND DIVIDEND DISBURSING AGENT

     Furman Selz serves as the Funds' Transfer and Dividend Disbursing Agent. Furman Selz maintains offices at 230 Park Avenue, New York, New York 10169.

BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but do not prohibit such a holding company or affiliate, or banks generally, from acting as investment advisor, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. FICM and FICAL and certain of the Service Organizations are subject to such banking laws and regulations.

     In the event of changes in federal or state statutes or regulations or in interpretations or decisions pertaining to permissible activities by banks, FICM and FICAL or certain of the Service Organizations could be prevented from continuing their arrangements with the Funds; however, in such an event it is expected that the Funds' Board of Trustees would make other arrangements and shareholders would not suffer adverse financial consequences.

                           PRICING OF INVESTOR SHARES


     Orders for the purchase of Investor Shares will be executed at the net asset value per share next determined after an order has become effective. Investor Shares of the Funds are sold without a sales charge. The net asset value per share ("NAV") for each Fund is calculated daily at 12:00 noon, Pacific time, on days when the Funds are open for business (i.e., days on which the San Francisco branch of the Federal Reserve Bank, FICAL as the Funds' Custodian and, in the case of the Treasury Money Market Fund, the New York Stock Exchange are
open). The NAV of the Investor Shares of the Funds is computed by dividing the value of a Fund's assets allocated to its Investor Shares, less the liabilities charged to that class, by the total number of outstanding shares of that class. Each Fund uses the amortized cost method of valuing its securities. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.


                         MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in the Funds is $500, except that the minimum is $250 for an IRA. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A separate application is required for IRA investments.

                    PURCHASE OF INVESTOR SHARES OF THE FUNDS

     THE FOLLOWING PURCHASE PROCEDURES DO NOT APPLY TO CERTAIN TRUST OR OTHER ACCOUNTS THAT ARE MANAGED BY FIRST INTERSTATE BANCORP, ITS SUBSIDIARIES OR AFFILIATES. AN ACCOUNT CUSTOMER SHOULD CONSULT HIS OR HER ACCOUNT OFFICER FOR PROPER INSTRUCTIONS.

     All funds received by the Trust are invested in full and fractional Investor Shares of the appropriate Fund. Certificates for Investor Shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. Investor Shares are available to new and existing shareholders through authorized brokers, investment advisors and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment advisor or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Funds in proper order (and transmitted to the Trust prior to 12:00 noon Pacific time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase Investor Shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to ensure its correct processing. You can reach the Wire Desk at 1-800-662-8417.

     Have your bank wire funds using the following instructions:
            Investors Fiduciary Trust Company
            Kansas City, MO 64105
            ABA #1010-0362-1
            Account #7527950
            Further Credit to: Fund Name

     As long as you have read the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Funds. With the Purchase Application, the shareholder can specify other distribution options and add any special features offered by a Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     Automatic Investment Program. An eligible shareholder may also participate in the Pacifica Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund accounts. Contact the Trust at 1-800-662-8417 for more information about the Pacifica Automatic Investment Program.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     The Funds may be used as a funding medium for IRAs. Investor Shares may also be purchased for IRAs established with an affiliate of First Interstate Bancorp or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each IRA, and there will be a $10.00 termination fee when the account is closed. For more information, call the Funds at 1-800-662-8417.

                          EXCHANGE OF INVESTOR SHARES

     The Funds offer two convenient ways to exchange Investor Shares in a Fund for Investor Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Investor Shares of one portfolio for Investor Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order, plus any applicable sales charge.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of Investor Shares, equal to the excess of the sales load applicable to the Investor Shares to be acquired, over the amount of any sales load previously paid on the Investor Shares to be exchanged. No service fee is imposed.

     In addition, Institutional Shares of a Fund may be exchanged for Investor Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

     Exchange by Mail. To exchange Investor Shares of a Fund by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including a member of a national securities exchange or by a commercial bank or trust company, broker-dealers, credit unions and savings associations.

     Exchange by Telephone. To exchange Investor Shares of a Fund by telephone, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See "Redemption of Investor Fund Shares -- By Telephone" for a discussion of telephone transactions generally.

                         REDEMPTION OF INVESTOR SHARES

     Shareholders may redeem their Investor Shares, in whole or in part, on any Business Day. Investor Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Trust. A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be recognized on a redemption of shares of the Funds, both of which seek to maintain a net asset value of $1.00 per share.

     Where the Investor Shares to be redeemed have been purchased by check, the Trust may delay payment of the redemption proceeds until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the Investor Shares are redeemed, dividends on the Investor Shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the Investor Shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Funds may, however, take up to seven days to make payment. This will not be customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Trust has no present intention to do so, it reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers or U.S. mail. The services offered by the Funds may be modified or terminated at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders.

     If Investor Shares of the Funds are represented by a share certificate, the certificate must be surrendered to the Funds' transfer agent for cancellation before the shares can be redeemed.

     You may redeem your Investor Shares using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. You may redeem your Investor Shares by contacting your broker or investment advisor and instructing him or her to redeem your Investor Shares. He or she will then contact PFD Inc. and place a redemption trade on your behalf. He or she may charge you a fee for this service.

     By Mail. You may redeem your Investor Shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming Investor Shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone. You may redeem your Investor Shares by calling the Funds toll free at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions.

     By Wire. You may redeem your Investor Shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank.

     Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and a copy of a void check from the account where proceeds are to be wired is attached to the Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf.

     Check Writing. A check redemption ($500 minimum, no maximum) feature is available with respect to the Funds. Checks are free and may be obtained from PFD Inc. It is not possible to use a check to close out your account since additional shares accrue daily.

     The above-mentioned services "By Telephone," "By Wire" and "Check Writing" are not available for IRAs and trust clients of an affiliate of First Interstate Bancorp.

     Systematic Withdrawal Plan. An owner of $10,000 or more of Investor Shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of Investor Shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the Investor Shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Funds reserve the right to redeem, on not less than 30 days notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient Investor Shares to bring the value of the account above $500, this restriction will not apply.

     Redemption in Kind. All redemptions of Investor Shares of the Funds shall be made in cash, except that the commitment to redeem Investor Shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

               DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES


     Each Fund's net investment income ordinarily is declared as a dividend on each day that the Funds are open for business. Dividends are paid within five business days after the end of each month. Investor Shares begin accruing dividends on the day the purchase is effected and continue to accrue dividends through the day before the redemption request is executed. Each Fund's earnings for non-business days are declared as dividends to shareholders of record on the preceding business day. All dividends are reinvested automatically in additional Investor Shares of that Fund at net asset value unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive dividends in cash. Distributions from net realized securities gains are normally declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). In all cases distributions will be made in a manner that is consistent with the provisions of the 1940 Act. Neither Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. These distributions, if any, are reinvested automatically in additional Investor Shares of the Fund involved at net asset value or, at the Customer's option, are paid in cash. If all Investor Shares in the account are redeemed at any time during the month, all dividends to which the shareholder is entitled will be paid within five business days after the end of the month in cash. All expenses are accrued daily and deducted before declaration of dividends.

     Notice as to the tax status of dividends and distributions declared by each Fund is mailed annually. Each shareholder will also receive periodic account summaries which will include information as to income dividends and distributions from securities gains, if any, declared during the year.


     Since each Fund's income is derived from interest rather than dividends, no portion of either Fund's dividends or distributions will qualify for the dividends received deduction allowable to certain U.S. corporations. Dividends from net investment income, together with distributions from the excess, if any, of net realized short-term over net realized long-term losses and all or a portion of the gains from the sale or other disposition of certain market discount bonds, are taxable to those shareholders who are not exempt from federal income taxes as ordinary income, whether or not reinvested in additional shares. Distributions from net realized long-term securities gains, if any, are taxable to those shareholders who are not exempt from federal income taxes as long-term capital gains. Shareholders in the Funds may be subject to state and local taxes on dividends and distributions declared by the Funds.


     To avoid a federal excise tax, each Fund must distribute substantially all of its ordinary income, and capital gain net income, if any, by the end of each calendar year. Dividends or distributions, if any, payable to shareholders of record on a date in October, November or December of any year are deemed to have been paid in that year, if they are paid by the following January.


     Federal regulations may require, in certain cases, the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions paid to an investor if the investor (i) has provided either an incorrect TIN or no TIN at all, (ii) is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) has failed to certify that he or she is not subject to backup withholding or that he or she is an "exempt recipient."


     A TIN is either the Social Security number or employer identification number of the beneficial owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the beneficial owner of the account, and may be claimed as a credit on the beneficial owner's federal income tax return.

     Each Fund will be treated as a separate entity for tax purposes, and has qualified and intends to continue to qualify as a regulated investment company under the Code as long as this qualification is in the best interest of its shareholders. Such qualification generally relieves each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


     Investors should consult their tax advisors regarding specific questions as to federal, state or local taxes.

                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984, and consists of a series of separately managed portfolios. This Prospectus relates to the Investor Shares of two of these managed portfolios -- the Pacifica Prime Money Market Fund and Pacifica Treasury Money Market Fund -- which were reorganized as portfolios of Pacifica Funds Trust on October 1, 1994 and which are classified as diversified, open-end management investment companies under the 1940 Act.

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board of Trustees has authorized the issuance of three classes of shares in each of the Funds - Investor Shares, Service Shares and Institutional Shares. Each share of a Fund is entitled to cash dividends and distributions earned on such Fund's shares as are declared in the discretion of the Board of Trustees, and represents the same proportionate interest in a particular Fund with other shares of the Fund, except that a Fund's Service, Institutional and Investor Shares each bear all of the Service Organization fees, distribution plan payments (if any) and other "class" expenses that are allocated to a particular class.

     Investor Shares pay higher combined fees for shareholder support and distribution services than Service Shares, and Service Shares pay higher shareholder support fees than Institutional Shares. This difference in expenses will create different performance results for the three classes. The Funds offer various services and privileges in connection with their Investor Shares that are not offered in connection with their Service Shares or Institutional Shares, such as an automatic investment plan, an automatic withdrawal plan and certain check writing privileges. Additional information concerning each class of shares may be obtained by calling the Trust at 1-800-662-8417 or by contacting a Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

     When issued, shares of the Trust are fully paid, nonassessable and freely transferable.

VOTING


     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement, distribution plan or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.



     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with the meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act. See "Description of the Funds" in the SAI.

PERFORMANCE INFORMATION


     From time to time each Fund advertises the yield and effective yield of its Investor Shares. Both yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. The yield for Investor Shares of each Fund refers to the income generated by an investment in Investor Shares of a Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in Investor Shares of a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each Fund's yield and effective yield for Investor Shares may reflect voluntary fee waivers. See "Management of the Funds."


     Yield information is useful in reviewing each Fund's performance, but because yields will fluctuate, such information may not provide a basis for comparison with domestic bank deposits or other investments which pay a fixed yield for a stated period of time.

     For purposes of comparison, the Funds may, from time to time, quote performance information from IBC/Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746. IBC/Donoghue's MONEY FUND AVERAGE is a widely recognized index of money market fund performance. Figures reflect average yields of all taxable money funds included in IBC/Donoghue's index. IBC/Donoghue's U.S. TREASURY & REPO MONEY FUND AVERAGE is a component of this average and reflects average yields of all taxable U.S. Treasury money funds.

     Any fees which may be imposed by Service Organizations directly on their customer accounts for cash management services in connection with investments in the Funds are not reflected in yield figures and any such fees, if charged, will reduce the actual return received by customers on their investments.

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the

Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

The Dreyfus Corporation
200 Park Avenue
New York, New York 10166


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                      PACPTMMIV-2/96

                          [PACIFICA LOGO]


                          (INSTITUTIONAL SHARES)

                          PACIFICA PRIME MONEY
                          MARKET FUND

                          PACIFICA TREASURY
                          MONEY MARKET FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                             (INSTITUTIONAL SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")

                    THE DREYFUS CORPORATION -- ADMINISTRATOR
                             (THE "ADMINISTRATOR")

                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Institutional Shares of the following two money market funds (the "Funds"):

    - Pacifica Prime Money Market Fund

    - Pacifica Treasury Money Market Fund

    Institutional Shares of the Funds are sold to investors maintaining qualified accounts at bank affiliates of First Interstate Bancorp or other banks or institutions designated by First Interstate Bancorp ("Banks").


    This Prospectus sets forth concisely the information a prospective investor should know before investing in either of the Funds and should be read and retained for future reference. A Statement of Additional Information for the Funds' Service and Institutional Shares (the "SAI") dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. For a free copy, call the telephone number above.


                          ----------------------------

    AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
FUND EXPENSES............................................     3
FEE TABLE -- INSTITUTIONAL SHARES........................     3
FINANCIAL HISTORY........................................     5
THE FUNDS................................................    10
INVESTMENT POLICIES AND PRACTICES OF THE FUNDS...........    10
DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES.......    11
INVESTMENT RESTRICTIONS..................................    16
MANAGEMENT OF THE FUNDS..................................    17
HOW TO BUY INSTITUTIONAL SHARES..........................    20
HOW TO EXCHANGE INSTITUTIONAL SHARES.....................    22
HOW TO REDEEM INSTITUTIONAL SHARES.......................    23
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES........    23
OTHER INFORMATION........................................    25

                                 FUND EXPENSES


     The following table is an estimate of the annual costs and expenses that an investor will incur either directly or indirectly as a shareholder of a Fund's Institutional Shares based upon the Fund's operating expenses for the year ended September 30, 1995, adjusted to reflect current fees and expenses. See "Other Information -- Capitalization."


                       FEE TABLE -- INSTITUTIONAL SHARES


                                                  PRIME     TREASURY
                                                  MONEY      MONEY
                                                  MARKET     MARKET
                                                   FUND       FUND
                                                  ------    --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price).......    None       None
  Maximum Sales Load Imposed on Reinvested
     Dividends (as a percentage of offering
     price)....................................    None       None
  Deferred Sales Load (as a percentage of
     redemption proceeds)......................    None       None
  Redemption Fees..............................    None       None
  Exchange Fee.................................    None       None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)*.............    0.12%      0.12%
  Other Expenses (after waivers)**.............    0.13       0.13
                                                  ------    --------
TOTAL FUND OPERATING EXPENSES:
  (after waivers)***...........................    0.25%      0.25%
                                                  =====     ======


---------------

  * The investment advisory agreement for the Funds provides for management fees payable at an annual rate of 0.30% of the first $500 million of the average daily net assets of each Fund (considered separately on a Fund-by-Fund basis), 0.25% of the next $500 million of each Fund's average daily net assets, and 0.20% of each Fund's average daily net assets in excess of $1 billion. These amounts may be reduced pursuant to undertakings by the Advisor.



 ** The Funds do not expect to make any payments to Service Organizations with respect to Institutional Shares (otherwise payable at an annual rate of up to 0.25%) for the current fiscal year.



*** Total Fund Operating Expenses (before waivers) would be 0.63% for the Prime Money Market Fund and 0.62% for the Treasury Money Market Fund.


     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Funds' Institutional

Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institution directly on their customer accounts in connection with investments in the Funds.


EXAMPLE:*



     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:**



                                                  PRIME     TREASURY
                                                  MONEY      MONEY
                                                  MARKET     MARKET
                                                   FUND       FUND
                                                  ------    --------
1 year.........................................    $  3       $  3
3 years........................................       8          8
5 years........................................      14         14
10 years.......................................      32         32


---------------

 * THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE MORE OR LESS THAN THE ASSUMED AMOUNT.



** The amount of expenses an Institutional shareholder would pay without waivers under these assumptions and assuming redemption after one, three, five and ten years would be $6, $20, $35 and $79, respectively, for the Prime Money Market Fund and $6, $20, $35 and $77, respectively, for the Treasury Money Market Fund.

                               FINANCIAL HISTORY


     The financial data shown below is to assist investors in evaluating the performance of the Funds for each of the ten years in the period ended September 30, 1995. The following information for the year ended September 30, 1995 and the six-months ended September 30, 1994 has been audited by Ernst & Young LLP, the Funds' current independent auditors, whose report thereon appears in the SAI. The following information for each of the four years in the period ended March 31, 1994 has been audited by the Funds' former independent accountants whose report thereon appears in the SAI. Further data relating to the Funds and related notes are also included in the SAI. Prior to August 11, 1995, the Funds offered only one class of shares to institutional investors, which class is now known as Service Shares. The Funds currently offer three classes of shares to institutional and non-institutional investors. Contained below is the financial data for Institutional Shares of each Fund for the period from August 11, 1995 to September 30, 1995. The financial data shown below for each of the ten years in the period ended September 30, 1995 pertains to the Service Shares of the Funds, which are not offered through this Prospectus. See "Other
Information -- Capitalization."

                            PRIME MONEY MARKET FUND*

                                                                         SERVICE SHARES
                                  --------------------------------------------------------------------------------------------
                                                                  FISCAL YEAR ENDED MARCH 31,
                                  --------------------------------------------------------------------------------------------
                                    1986        1987        1988        1989        1990        1991        1992        1993
                                  --------    --------    --------    --------    --------    --------    --------    --------
PER SHARE DATA:
Net asset value, beginning of
 year..........................   $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $  .9997
                                  --------    --------    --------    --------    --------    --------    --------    --------
INVESTMENT OPERATIONS:
 Investment income -- net......      .0754       .0581       .0634       .0764       .0849       .0745       .0510       .0327
 Net realized gain (loss) on
   investments.................         --          --          --          --          --          --      (.0003)      .0001
                                  --------    --------    --------    --------    --------    --------    --------    --------
   TOTAL FROM INVESTMENT
    OPERATIONS.................      .0754       .0581       .0634       .0764       .0849       .0745       .0507       .0328
                                  --------    --------    --------    --------    --------    --------    --------    --------
DISTRIBUTIONS:
 Dividends from investment
   income -- net...............     (.0754)     (.0581)     (.0634)     (.0764)     (.0849)     (.0745)     (.0510)     (.0327)
                                  --------    --------    --------    --------    --------    --------    --------    --------
 Net asset value, end of
   year........................   $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $  .9997    $  .9998
                                  ========    ========    ========    ========    ========    ========    ========    ========
   TOTAL INVESTMENT RETURN.....      7.80%       5.97%       6.50%       7.88%       8.82%       7.72%       5.22%       3.32%
RATIOS/SUPPLEMENTAL DATA:
 Ratio of expenses to average
   net assets..................       .66%(3)     .68%(4)     .58%(5)     .56%(5)     .54%(6)     .47%(7)     .43%(8)     .41%(9)
 Ratio of net investment income
   to average net assets.......      7.47%(3)    5.81%(4)    6.38%(5)    7.58%(5)    7.95%(6)    7.38%(7)    5.09%(8)    3.27%(9)
 Net Assets, end of year (000's
   Omitted)....................   $350,344    $407,815    $628,987    $496,675    $493,641    $543,834    $528,397    $468,479

                                                                               INSTITUTIONAL
                                               SERVICE SHARES                      SHARES
                                 ------------------------------------------    -------------
                                              SIX MONTHS       FISCAL YEAR      FISCAL YEAR
                                                 ENDED            ENDED            ENDED
                                             SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                   1994         1994**            1995            1995(1)
                                 --------    -------------    -------------    -------------
PER SHARE DATA:
Net asset value, beginning of
 year..........................  $  .9998      $   .9998        $   .9998         $ 1.000
                                 --------    -------------    -------------        ------
INVESTMENT OPERATIONS:
 Investment income -- net......     .0296          .0185            .0546           .0079
 Net realized gain (loss) on
   investments.................        --             --               --              --
                                 --------    -------------    -------------        ------
   TOTAL FROM INVESTMENT
    OPERATIONS.................     .0296          .0185            .0546           .0079
                                 --------    -------------    -------------        ------
DISTRIBUTIONS:
 Dividends from investment
   income -- net...............    (.0296)        (.0185)          (.0546)         (.0079)
                                 --------    -------------    -------------        ------
 Net asset value, end of
   year........................  $  .9998      $   .9998        $   .9998         $ 1.000
                                 ========    ============     ============     ============
   TOTAL INVESTMENT RETURN.....     3.00%          3.71%(2)         5.60%           5.65%(2)
RATIOS/SUPPLEMENTAL DATA:
 Ratio of expenses to average
   net assets..................      .41%(10)        .41%(2)(11)     .41%(12)        .26%(2)(13)
 Ratio of net investment income
   to average net assets.......     2.96%(10)       3.67%(2)(11)    5.47%(12)       5.67%(2)(13)
 Net Assets, end of year (000's
   Omitted)....................  $527,599      $ 565,305        $ 614,101         $30,606


                                                        (footnotes on next page)

(footnotes from previous page)
---------------
  * The Prime Money Market Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the "Pacific American Money Market Portfolio," a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the "Pacifica Prime Money Market Fund."


 ** On October 1, 1994, the Fund's fiscal year end changed from March 31 to September 30.



 (1) From August 11, 1995 (commencement of initial offering) to September 30, 1995.



 (2) Annualized basis.



 (3) During the year ended March 31, 1986, the Fund's investment advisor waived a portion of its fees (.13% of average net assets).



 (4) During the year ended March 31, 1987, the Fund's investment advisor waived a portion of its fees (.25% of average net assets). In addition, during the period from January 1, 1987 to March 31, 1987, the Fund's investment advisor waived an additional portion of its fees (.02% of average net assets).



 (5) During the years ended March 31, 1988 and 1989, the Fund's investment advisor waived a portion of its fees (.35% and .34% of average net assets, respectively.)



 (6) During the year ended March 31, 1990, the Fund's investment advisor and the Fund's prior distributor waived a portion of their respective fees (.36% of average net assets).



 (7) During the year ended March 31, 1991, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.47% of average net assets).



 (8) During the year ended March 31, 1992, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



 (9) During the year ended March 31, 1993, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



(10) During the year ended March 31, 1994, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



(11) During the six month period ended September 30, 1994, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% (annualized) of average net assets).



(12) During the year ended September 30, 1995, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.27% of average net assets).



(13) During the year ended September 30, 1995, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.43% (annualized) of average net assets).

                          TREASURY MONEY MARKET FUND*

                                                                      SERVICE SHARES
                                ------------------------------------------------------------------------------------------
                                                               FISCAL YEAR ENDED MARCH 31,
                                ------------------------------------------------------------------------------------------
                                1986(1)           1987         1988        1989        1990          1991         1992
                                --------        --------     --------     -------     -------      --------     --------
PER SHARE DATA:
 Net asset value, beginning of
   year.......................  $ 1.0000        $ 1.0000     $ 1.0000     $1.0000     $1.0000      $ 1.0000     $ 1.0001
                                --------        --------     --------     -------     -------      --------     --------
INVESTMENT OPERATIONS:
 Investment income -- net.....     .0353           .0550        .0604       .0743       .0827         .0716        .0489
 Net realized gain (loss) on
   investments................        --              --           --          --          --         .0003        .0002
                                --------        --------     --------     -------     -------      --------     --------
   TOTAL FROM INVESTMENT
    OPERATIONS................     .0353           .0550        .0604       .0743       .0827         .0719        .0491
                                --------        --------     --------     -------     -------      --------     --------
DISTRIBUTIONS:
 Dividends from investment
   income -- net..............    (.0353)         (.0550)      (.0604)     (.0743)     (.0827)       (.0716)      (.0489)
 Dividends from net realized
   gain on investment.........        --              --           --          --          --        (.0002)      (.0004)
                                --------        --------     --------     -------     -------      --------     --------
   TOTAL DISTRIBUTIONS........    (.0353)         (.0550)      (.0604)     (.0743)     (.0827)       (.0718)      (.0493)
                                --------        --------     --------     -------     -------      --------     --------
 Net asset value, end of
   year.......................  $ 1.0000        $ 1.0000     $ 1.0000     $1.0000     $1.0000      $ 1.0001     $  .9999
                                ========        ========     ========     =======     =======      ========     ========
   TOTAL INVESTMENT RETURN....     7.18%(3)        5.64%        6.20%       7.63%       8.58%         7.42%        5.03%
RATIOS/SUPPLEMENTAL DATA:
 Ratio of expenses to average
   net assets.................      .80%(3)(4)      .69%(5)      .69%(6)     .63%(7)     .56%(8)       .48%(9)      .45%(10)
 Ratio of net investment
   income to average net
   assets.....................     6.91%(3)(4)     5.50%(5)     6.12%(6)    7.36%(7)    7.73%(8)      7.10%(9)     4.73%(10)
 Net Assets, end of year
   (000's Omitted)............  $123,243        $134,375     $101,066     $90,672     $98,398      $118,623     $281,343

                                                                                              INSTITUTIONAL
                                                       SERVICE SHARES                            SHARES
                                ----------------------------------------------------------   -------------
                                  FISCAL YEAR ENDED        SIX MONTHS        FISCAL YEAR      FISCAL YEAR
                                      MARCH 31,              ENDED              ENDED            ENDED
                                ----------------------    SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,
                                  1993          1994         1994**              1995            1995(2)
                                --------      --------    -------------      -------------    -------------
PER SHARE DATA:
 Net asset value, beginning of
   year.......................  $  .9999      $ 1.0001      $  1.0000         $    1.0000        $1.0000
                                --------      --------      ---------         -----------        -------
INVESTMENT OPERATIONS:
 Investment income -- net.....     .0309         .0277          .0186               .0529          .0077
 Net realized gain (loss) on
   investments................     .0002            --             --                  --             --
                                --------      --------      ---------         -----------        -------
   TOTAL FROM INVESTMENT
    OPERATIONS................     .0311         .0277          .0186               .0529          .0077
                                --------      --------      ---------         -----------        -------
DISTRIBUTIONS:
 Dividends from investment
   income -- net..............    (.0309)       (.0277)        (.0186)             (.0529)        (.0077)
 Dividends from net realized
   gain on investment.........        --        (.0001)            --                  --             --
                                --------      --------      ---------         -----------        -------
   TOTAL DISTRIBUTIONS........    (.0309)       (.0278)        (.0186)             (.0529)        (.0077)
                                --------      --------      ---------         -----------        -------
 Net asset value, end of
   year.......................  $ 1.0001      $ 1.0000      $  1.0000         $    1.0000        $1.0000
                                ========      ========      =========         ===========        =======
   TOTAL INVESTMENT RETURN....     3.13%         2.81%          3.75%(3)            5.42%          5.51%(3)
RATIOS/SUPPLEMENTAL DATA:
 Ratio of expenses to average
   net assets.................      .43%(11)      .43%(12)       .43%(3)(13)         .42%(14)       .26%(3)(15)
 Ratio of net investment
   income to average net
   assets.....................     3.04%(11)     2.77%(12)      3.72%(3)(13)        5.32%(14)      5.42%(3)(15)
 Net Assets, end of year
   (000's Omitted)............  $614,237      $654,950      $ 690,630         $ 1,001,707        $36,443


                                                        (footnotes on next page)

(footnotes from previous page)
---------------
  * Prior to August 1, 1990, the Treasury Money Market Fund was known as the Short-Term Government Fund and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government in accordance with fundamental policies that were then effective for the Fund. The Treasury Money Market Fund operated as a portfolio of Pacific American Fund through October 1, 1994 when it was reorganized as the "Pacific American U.S. Treasury Portfolio," a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the "Pacifica Treasury Money Market Fund."


 ** On October 1, 1994, the Fund's fiscal year end changed from March 31 to September 30.


 (1) From October 1, 1985 (commencement of operations) to March 31, 1986.


 (2) From August 11, 1995 (commencement of initial offerings) to September 30, 1995.



 (3) Annualized basis.



 (4) During the period from October 1, 1985 (Commencement of Operations) to March 31, 1986, the Fund's investment advisor waived a portion of its fees (.25% (annualized) of average net assets).



 (5) During the year ended March 31, 1987, the Fund's investment advisor waived a portion of its fees (.25% of average net assets). In addition, during the period from January 1, 1987 to March 31, 1987, the Fund's investment advisor and the Fund's prior distributor waived a portion of their respective fees (.09% of average net assets).



 (6) During the year ended March 31, 1988, the Fund's investment advisor and the Fund's prior distributor waived a portion of their respective fees (.36% of average net assets).



 (7) During the year ended March 31, 1989, the Fund's investment advisor waived a portion of its fees (.35% of average net assets).



 (8) During the year ended March 31, 1990, the Fund's investment advisor and the Fund's prior distributor waived a portion of their respective fees (.41% of average net assets).



 (9) During the year ended March 31, 1991, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.46% of average net assets).



(10) During the year ended March 31, 1992, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



(11) During the year ended March 31, 1993, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



(12) During the year ended March 31, 1994, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.47% of average net assets).



(13) During the six month period ended September 30, 1994, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.47% (annualized) of average net assets).



(14) During the year ended September 30, 1995, the Fund's investment advisor and Fund's Service Organizations waived a portion of their respective fees (.24% of average net assets).



(15) During the year ended September 30, 1995, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.43% (annualized) of average net assets).

                                   THE FUNDS

     The Funds are portfolios of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of each Fund.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     Each Fund seeks to maintain a net asset value of $1.00 per share. Their assets consist only of obligations with remaining maturities (as defined by the SEC) of 13 months or less at the date of acquisition, and the dollar-weighted average maturity of each Fund's investments is 90 days or less. There can be no assurance that each Fund's investment objective as described below will be achieved or that the Funds will be able to maintain a net asset value of $1.00 per share.


     The Prime Money Market Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and maintenance of liquidity. To achieve its objective the Prime Money Market Fund may invest in a broad range of short-term, high quality U.S. dollar-denominated instruments, consisting of commercial paper, certificates of deposit, bankers' acceptances, time deposits, bank notes, variable rate master demand note agreements, medium-term notes, corporate notes, U.S. Agency obligations and U.S. Treasury obligations. The Prime Money Market Fund also invests in repurchase agreements collateralized or secured by U.S. Agency obligations and U.S. Treasury obligations.


     The Treasury Money Market Fund's investment objective is to seek current income and stability of principal. To achieve its objective, the Treasury Money Market Fund's fundamental policy is to invest only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations. The Funds' investment objectives, and the Treasury Money Market Fund's fundamental policy stated above, may not be changed without the vote of a majority of the outstanding shares of the particular Fund.

     Each Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by FICM pursuant to guidelines approved by the Trust's Board of Trustees. First Tier Eligible Securities consist of (i) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees. The Appendix to the SAI includes a description of applicable NRSRO ratings.

     The types of securities and investment practices used by the Funds are described in greater detail below under "Description of Securities and Investment Practices."

                         DESCRIPTION OF SECURITIES AND
                              INVESTMENT PRACTICES

INFORMATION FOR BOTH FUNDS


     The Treasury Money Market Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations. These obligations may also include U.S. Treasury STRIPS (U.S. Treasury securities that have been separated into their component parts of principal and interest payments and recorded as such in the Federal Reserve book-entry record keeping system). The Prime Money Market Fund may invest in U.S. Treasury obligations, as well as in obligations of agencies and instrumentalities of the U.S. Government. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as some obligations issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to these latter U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since such support is not required by law. The Prime Money Market Fund will invest in such securities only when FICM is satisfied that the credit risk with respect to the issuer is minimal.


     Each Fund may engage in repurchase agreements with financial institutions such as banks or broker-dealers. In these transactions, a Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and sub-custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. The repurchase date is generally within seven days of the original purchase, but in no event more than 365 days. In all cases, FICM must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy or default of the other party to a repurchase agreement, the Fund could experience delays and costs in recovering its cash. To the extent that, in the meantime, the value of the securities purchased may have decreased, the Fund could experience a loss. Repurchase agreements may be considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").


     Securities purchased by a Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice (this demand feature is not required if an instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by a Fund are subject to the percentage limitations described below.

     Each Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Repurchase agreements that do not provide for payment to a Fund within seven days after notice, and securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit (unless, in the case of the Prime Money Market Fund, such securities are variable amount master demand notes with maturities of nine months or less or unless the Board or FICM, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists).

     Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Funds may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. A Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.


     Each Fund may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and FICM will continuously monitor the account to ensure that the value is maintained. A Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the Fund's net investment income. The Funds currently intend to limit their investments in reverse repurchase agreements to no more than 20% of their total asset and will only engage in such transactions with primary dealers. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.


     The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, but should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.


     In connection with the management of their daily cash positions, each Fund may invest up to 10% of its assets in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The Treasury Money Market Fund may only invest in shares of other investment companies that are structured to seek a similar investment objective. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act.


ADDITIONAL PORTFOLIO INFORMATION FOR PRIME MONEY MARKET FUND

     In addition to the types of instruments described above, the Prime Money Market Fund may purchase U.S. dollar-denominated bank obligations such as time deposits, certificates of deposit, bankers' acceptances, bank notes and deposit notes issued by domestic and foreign banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time normally at a stated interest rate. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Bank notes usually represent senior debt of the bank.

     The Prime Money Market Fund may also purchase commercial paper, short-term notes, medium-term notes and bonds issued by domestic and foreign corporations that meet the Fund's maturity limitations.

     Commercial paper purchased by the Fund may include paper issued in reliance on the so-called "private placement" exemption under Sec-tion 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities described above where the Board of Trustees or FICM (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

     The Prime Money Market Fund may also lend its portfolio securities in order to increase income to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash, U.S. Treasury securities or other U.S. government securities or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund exceeds one-third of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

     The Prime Money Market Fund may also invest in U.S. dollar denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank.

     The Prime Money Market Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.


     Since the Prime Money Market Fund may purchase securities issued by foreign issuers, the Fund may be subject to investment risks that are different in some respects from those incurred by a fund which invests exclusively in debt obligations of domestic issuers. Such potential risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities. In addition, foreign banks and other issuers are not necessarily subject to the same regulatory requirements that apply to domestic issuers (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information), and the Fund may experience difficulties in obtaining or enforcing a judgment against a foreign issuer. Absent any unusual market conditions, the Fund will not invest more than 25% of its total assets in securities issued by foreign issuers.


                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the outstanding shares of the Fund. The following descriptions summarize several of the Funds' fundamental investment restrictions, which are set forth in full in the SAI.


Neither Fund may:



     1. purchase securities (with certain exceptions including U.S. Treasury securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation; and


     2. invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry

        (with certain exceptions including U.S. Government securities and, with respect to the Prime Money Market Fund, the obligations of U.S. banks and certain U.S. branches of foreign banks).



     These investment restrictions are applied at the time investment securities are purchased. As a matter of non-fundamental policy and in accordance with the current regulations of the SEC, the Prime Money Market Fund intends to limit its investments in the obligations of any one non-U.S. governmental issuer to not more than 5% of its total assets at the time of purchase, provided that the Prime Money Market Fund may invest up to 25% of its assets in the obligations of one non-U.S. governmental issuer for a period of up to three business days.


                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Trustees and Officers."

ADVISOR


     First Interstate Capital Management, Inc. serves as the Funds' investment advisor. FICM is an indirect wholly-owned subsidiary of First Interstate Bancorp, a publicly-held, multi-state bank holding company.


     FICM supervises and assists in the overall management of the Funds' affairs pursuant to an Investment Advisory and Management Agreement, subject to the overall authority of the Board of Trustees. These management responsibilities include, among other things, making decisions and placing orders for all purchases and sales of the Funds' investment securities, furnishing economic and statistical information as requested by the Board of Trustees, and monitoring the Funds' arrangements with Service Organizations. Under its Agreement, FICM is entitled to a fee, computed daily and payable monthly, at the annual rate of 0.30% of the first $500 million of the average daily net assets of each Fund (considered separately on a Fund-by-Fund basis), 0.25% of the next $500 million of each Fund's average daily net assets, and 0.20% of each Fund's average daily net assets in excess of $1 billion. The advisory fee FICM receives may be reduced in some cases by the amount paid to the Funds' Service Organizations (see "Servicing Agreements" below), and FICM may voluntarily waive an additional portion of the advisory fee payable by the Funds from time to time. The annualized effective rates of the advisory fees paid by the Prime Money Market Fund and the Treasury Money Market

Fund were (after fee reductions and waivers) 0.12% and 0.13%, respectively, of the average net assets of the Funds for the fiscal year ended September 30, 1995.


     FICM maintains offices at 7501 East McCormick Parkway, Scottsdale, Arizona 85258.


     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.


ADMINISTRATOR


     The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. The Administrator, as of November 30, 1995, managed or administered approximately $83 billion in assets for more than 1.7 million investor accounts nationwide. Pursuant to its Administration Agreement with the Funds, the Administrator supplies office facilities; provides statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, and internal executive and administrative services; prepares reports to shareholders; prepares reports to and filings with the SEC and state securities authorities; prepares tax returns; calculates the net asset value of each Fund's shares and dividends and capital gains distributions to shareholders; and generally assists in all aspects of the Funds' operations (except with respect to investment management services). For its administrative services for the fiscal year ended September 30, 1995, the Administrator received a fee from each Fund at the annual rate of 0.10% of each Fund's average daily net assets. From time to time, the Administrator may waive all or a portion of its fees with respect to a Fund.

DISTRIBUTOR


     Pacifica Funds Distributor Inc., located at 230 Park Avenue, New York, New York 10169, acts as distributor for the Funds. PFD Inc. is an affiliate of Furman Selz LLC ("Furman Selz") and was organized specifically to distribute shares of the Trust; however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.


CUSTODIAN

     First Interstate Bank of California ("FICAL") is the Funds' Custodian and receives fees for its custodial services as described in the SAI. FICAL maintains offices at 707 Wilshire Blvd., Los Angeles, California 90017.

TRANSFER AND DIVIDEND DISBURSING AGENT

     Furman Selz serves as the Fund's Transfer and Dividend Disbursing Agent. Furman Selz maintains offices at 230 Park Avenue, New York, New York 10169.

SERVICING AGREEMENTS


     Although the Funds do not expect to do so during the current fiscal year, the Funds may enter into Servicing Agreements with certain banks and other institutions that are record shareholders of the Funds' Institutional Shares ("Service Organizations"). The Service Organizations would render support services to their customers ("Customers"), who are the beneficial owners of Institutional Shares, in consideration of the Funds' payment (on an annualized basis) of up to 0.25% of the average daily net asset value of the Institutional Shares held by the Service Organizations for the benefit of their Customers. From time to time, the Service Organizations may waive all or a portion of their fees with respect to Institutional Shares of a Fund. FICM, FICAL and their affiliates are eligible to become Service Organizations and receive fees under Servicing Agreements. Such services, which are described more fully in the SAI, include aggregating and processing purchase and redemption requests for Fund shares from Customers and placing net purchase and redemption orders with the Distributor, processing dividend payments from the Funds on behalf of Customers, providing information periodically to Customers showing their positions in Fund shares, and providing sub-accounting with respect to Fund shares beneficially owned by Customers or the information necessary for sub-accounting. FICM intends to waive a portion of the advisory fee otherwise payable by a Fund on assets invested by Customers of Service Organizations to the extent that the investment advisory fees paid by a Fund to FICM plus the fees paid by the Fund to Service Organizations exceed the annual rate of 0.50% of the Fund's average daily net assets.


BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but do not prohibit such a holding company or affiliate, or banks generally, from acting as investment advisor, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of Customers. FICM and FICAL and certain of the Service Organizations are subject to such banking laws and regulations.

     In the event of changes in federal or state statutes or regulations or in interpretations or decisions pertaining to permissible activities by banks, FICM and FICAL or certain of the Service Organizations could be prevented from continuing their arrangements with the Funds; however, in such an event it is expected that the Funds' Board of Trustees would make other arrangements and shareholders would not suffer adverse financial consequences.

                        HOW TO BUY INSTITUTIONAL SHARES


     Institutional Shares of each Fund are sold to Customers of affiliate, franchise or correspondent banks of First Interstate Bancorp and other selected institutions (the "Banks"). Clients of a Bank's trust division, as well as individuals, corporations, partnerships and other businesses which maintain qualified accounts at a Bank (including Individual Retirement and Keogh Plan accounts) may invest in the Funds. Investors purchasing Fund shares may include officers, directors or employees of a Bank.


     All Institutional Share purchases are effected through Customers' accounts at their Banks. Differing types of Bank accounts may from time to time purchase Institutional Shares, including discretionary and non-discretionary personal and other trust accounts, managing agency accounts and custodian accounts. The Funds have no minimum investment requirement, although the Banks may impose account minimums in connection with investments in the Funds.

     Institutional Shares are purchased through procedures established in connection with the requirements of such Bank accounts. These procedures may include instructions under which a Customer's account is "swept" automatically, usually not less frequently than weekly, and amounts (federal funds) in excess of a minimum balance agreed to by the Bank and the Customer are invested in Institutional Shares of one or both of the Funds as directed by the Customer. The Funds expect that Banks will transmit orders for the purchase of Institutional Shares arising from automatic investment programs the same day as the "excess" balances are swept. Depending upon the terms of the particular account, a Bank may charge a Customer's account fees for the automatic sweep and other cash management services provided, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. Banks are responsible for providing information concerning these services and their charges to their Customers prior to any purchase of Institutional Shares, and an investor should read this Prospectus in light of the terms of the investor's Bank account before investing.


     Institutional Shares normally will be registered in the name of a Bank or a nominee of a Bank. The Bank will receive a written statement at least monthly of each purchase or redemption of shares. Beneficial ownership of Institutional Shares will be recorded by the Banks and reflected in the account statements provided by such Banks to their Customers at such times as the Banks may determine.

     It is the responsibility of the Banks to transmit orders for purchases of Institutional Shares by their Customers to the Transfer Agent, and for the Banks to deliver required funds on a timely basis. Each Fund's Institutional Shares are sold on a continuous basis, without a sales charge imposed by the Funds, at the per share net asset value next determined after federal funds (which are held on deposit at a Federal Reserve Bank) are received by the Funds. The net asset value per share ("NAV") for each Fund is calculated daily at 12:00 noon, Pacific time, on days when the Funds are open for business (i.e., days on which the San Francisco branch of the Federal Reserve Bank, FICAL as the Funds' Custodian and, in the case of the Treasury Money Market Fund, the New York Stock Exchange are open).


     The NAV of the Institutional Shares of the Funds is computed by dividing the value of a Fund's assets allocated to its Institutional Shares, less the liabilities charged to that class, by the total number of outstanding shares of that class. Each Fund uses the amortized cost method of valuing its securities. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.


     Federal regulations generally require that investors provide a certified Taxpayer Identification Number ("TIN") upon opening an account. See "Dividends, Distributions and Federal Income Taxes" for further information concerning this requirement. Failure to furnish a certified TIN could subject the investor to a $50 penalty by the Internal Revenue Service (the "IRS"). In the interest of economy and convenience, certificates for Fund shares will not be issued. Shareholder inquiries and further information regarding purchases of Fund shares or the names of participating Banks may be obtained by calling (800) 662-8417.

     The Funds reserve the right to reject any purchase order.

                      HOW TO EXCHANGE INSTITUTIONAL SHARES


     Each Fund's Institutional Shares may be exchanged without cost for Institutional Shares in another investment portfolio of the Trust. Exchange requests may be made by a Customer to the Customer's Bank in accordance with the procedures or instructions specified by the Bank. Consult your Bank for the proper procedure to be followed. Banks will be responsible for transmitting exchange requests from their Customers to the Funds. Exchanges will be made by the Funds following the receipt by its Transfer Agent of an exchange request from a Bank.


     An exchange involves a redemption of all or a portion of the Institutional Shares in one Fund and the investment of the redemption proceeds in Institutional Shares of the other Fund. The redemption will be made at the per share NAV of the Institutional Shares to be redeemed next determined after the exchange request is received and accepted by the Funds' Transfer Agent. The Institutional Shares of the Fund to be acquired will be purchased at the NAV of those shares next determined after acceptance of the purchase order by the Transfer Agent, in accordance with the Funds' customary policy for accepting investments.


     In addition, Institutional Shares of a Fund may be exchanged for Investor Shares of the same Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the same Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.


     Bank Customers may find the exchange privilege useful if their investment objectives or market outlook should change. Before making an exchange request, please obtain and read the current prospectus for the Funds.

                       HOW TO REDEEM INSTITUTIONAL SHARES

     A Customer may redeem all or part of the value of the Customer's Institutional Shares in accordance with instructions and limitations pertaining to the account at the Customer's Bank. Consult your Bank for the appropriate procedures to be followed.


     All redemption requests properly received by Furman Selz as the Funds' Transfer Agent from a Bank prior to 12:00 noon, Pacific time, on a day the Funds are open for business, are effected at the next determined NAV calculated that day. If the redemption request is received at or after 12:00 noon, Pacific time, Institutional Shares will be redeemed at their next determined NAV the next business day. It is the responsibility of Banks to transmit redemption orders on a timely basis in accordance with their agreements with Customers.


     The Funds ordinarily will transmit payment for all Institutional Shares redeemed within two business days after receipt of a redemption request in proper form, but in any event payment will be made within seven days thereafter, except as provided by the rules of the SEC. During the period prior to the time the redemption request is executed, dividends on such Institutional Shares will accrue and be payable as described under "Dividends, Distributions and Federal Income Taxes," and investors will be entitled to exercise all other beneficial rights of ownership.

     If an investor has agreed with a particular Bank to maintain a minimum balance in an account, and the balance in the account falls below that minimum, the investor may be obliged to redeem all of the investor's Institutional Shares in the Funds.

               DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES

     Each Fund's net investment income ordinarily is declared as a dividend on each day that the Funds are open for business. Dividends are paid within five business days after the end of each month. Institutional Shares begin accruing dividends on the day the purchase is effected and continue to accrue dividends through the day before the redemption request is executed. Each Fund's earnings for non-business days are declared as dividends to shareholders of record on the preceding business day. All dividends are reinvested automatically in additional Institutional Shares of that Fund at net asset value or, at the option of the Bank Customer, as indicated on the authorization form provided by the Customer's Bank, are either credited to the Customer's Bank account or paid in cash. Distributions from net realized securities gains are normally declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). In all cases distributions will be made in a manner that is consistent with the provisions of the 1940 Act. Neither Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. These distributions, if any, are reinvested automatically in additional Institutional Shares of the Fund involved at net asset value or, at the Customer's option, are credited as described above. If all Institutional Shares in the account are redeemed at any time during the month, all dividends to which the Customer is entitled will be paid within five business days after the end of the month by crediting the Customer's Bank account or, if this is not possible, in cash. All expenses are accrued daily and deducted before declaration of dividends.


     Notice as to the tax status of dividends and distributions declared by each Fund is mailed annually. Each Customer will also receive periodic account summaries which will include information as to income dividends and distributions from securities gains, if any, declared during the year.


     Since each Fund's income is derived from interest rather than dividends, no portion of either Fund's dividends or distributions will qualify for the dividends received deduction allowable to certain U.S. corporations. Dividends from net investment income, together with distributions from the excess, if any, of net realized short-term over net realized long-term losses and all or a portion of the gains from the sale or other disposition of certain market discount bonds, are taxable to those shareholders who are not exempt from federal income taxes as ordinary income, whether or not reinvested in additional shares. Distributions from net realized long-term securities gains, if any, are taxable to those shareholders who are not exempt from federal income taxes as long-term capital gains. Shareholders in the Funds may be subject to state and local taxes on dividends and distributions declared by the Funds.

     To avoid a federal excise tax, each Fund must distribute substantially all of its ordinary income, and capital gain net income, if any, by the end of each calendar year. Dividends or distributions, if any, payable to shareholders of record on a date in October, November or December of any year are deemed to have been paid in that year, if they are paid by the following January.

     Federal regulations may require, in certain cases, a Customer's Bank to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions paid to such Customer if the Customer (i) has provided either an incorrect TIN or no TIN at all, (ii) is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) has failed to certify to the Bank that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

     A TIN is either the Social Security number or employer identification number of the beneficial owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the beneficial owner of the account, and may be claimed as a credit on the beneficial owner's federal income tax return.


     Each Fund will be treated as a separate entity for tax purposes, and has qualified and intends to continue to qualify as a regulated investment company under the Code as long as this qualification is in the best interest of its shareholders. Such qualification generally relieves each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


     Investors should consult their tax advisors regarding specific questions as to federal, state or local taxes.

                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984, and consists of a series of separately managed portfolios. This Prospectus relates to the Institutional Shares of two of these managed portfolios -- the Pacifica Prime Money Market Fund and Pacifica Treasury Money Market Fund -- which were reorganized as portfolios of Pacifica Funds Trust on October 1, 1994 and which are classified as diversified, open-end management investment companies under the 1940 Act.

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board of Trustees has authorized the issuance of three classes of shares in each of the Funds -- Institutional Shares, Service Shares and Investor Shares. Each share of a Fund is entitled to cash dividends and distributions earned on such Fund's shares as are declared in the discretion of the Board of Trustees, and represents the same proportionate interest in a particular Fund with other shares of the Fund, except that a Fund's Institutional, Service and Investor Shares each bear all of the Service Organization fees, distribution payments (if any) and other "class" expenses that are allocated to a particular class.

     Investor Shares pay higher combined fees for shareholder support and distribution services than Service Shares, and Service Shares pay higher shareholder support fees than Institutional Shares. This difference in expenses will create different performance results for the three classes. The Funds will offer various services and privileges in connection with their Investor Shares that are not offered in connection with their Service Shares or Institutional Shares, such as an automatic investment plan, an automatic withdrawal plan and certain check writing privileges. Additional information concerning each class of shares may be obtained by calling (800) 662-8417 or by contacting a Customer's Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

     When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold annual meetings, but in the event that a special meeting is held, shareholders of each Fund will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a Fund-by-Fund basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of the respective Funds will vote separately on a Fund-by-Fund basis on matters relating to a particular Fund's investment advisory agreement or changes in a Fund's fundamental investment limitations, and on other matters where the interests of the respective Funds are not substantially identical. Similarly, shareholders of each of the Funds will vote in the aggregate and not by class unless the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.


     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with the meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act. See "Description of the Funds" in the SAI.


PERFORMANCE INFORMATION


     From time to time each Fund advertises the yield and effective yield of its Institutional Shares. Both yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. The yield for Institutional Shares of each Fund refers to the income generated by an investment in Institutional Shares of a Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in Institutional Shares of a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each Fund's yield and effective yield for Institutional Shares may reflect voluntary fee waivers. See "Management of the Funds."


     Yield information is useful in reviewing each Fund's performance, but because yields will fluctuate, such information may not provide a basis for comparison with domestic bank deposits or other investments which pay a fixed yield for a stated period of time.

     For purposes of comparison, the Funds may, from time to time, quote performance information from IBC/Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746. IBC/Donoghue's MONEY FUND AVERAGE is a widely recognized index of money market fund performance. Figures reflect average yields of all taxable money funds included in IBC/Donoghue's index. IBC/Donoghue's U.S. TREASURY & REPO MONEY FUND AVERAGE is a component of this average and reflects average yields of all taxable U.S. Treasury money funds.

     Any fees which may be imposed by Banks directly on their Customer accounts for cash management services in connection with investments in the Funds are not reflected in yield figures and any such fees, if charged, will reduce the actual return received by Bank Customers on their investments.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds, 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

The Dreyfus Corporation
200 Park Avenue
New York, New York 10166


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                    PACPTMMIS-2/96

                          [PACIFICA LOGO]


                          (SERVICE SHARES)

                          PACIFICA PRIME MONEY
                          MARKET FUND

                          PACIFICA TREASURY
                          MONEY MARKET FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                                (SERVICE SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")

                    THE DREYFUS CORPORATION -- ADMINISTRATOR
                             (THE "ADMINISTRATOR")

                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Service Shares of the following two money market funds (the "Funds"):

    - Pacifica Prime Money Market Fund

    - Pacifica Treasury Money Market Fund

    Service Shares of the Funds are sold to investors maintaining qualified accounts at bank affiliates of First Interstate Bancorp or other banks or institutions designated by First Interstate Bancorp ("Banks").


    This Prospectus sets forth concisely the information a prospective investor should know before investing in either of the Funds and should be read and retained for future reference. A Statement of Additional Information for the Funds' Service and Institutional Shares (the "SAI") dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into the Prospectus. For a free copy, call the telephone number above.

                          ----------------------------

    AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
FUND EXPENSES............................................     3
FEE TABLE -- SERVICE SHARES..............................     3
FINANCIAL HISTORY........................................     5
THE FUNDS................................................    10
INVESTMENT POLICIES AND PRACTICES OF THE FUNDS...........    10
DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES.......    11
INVESTMENT RESTRICTIONS..................................    16
MANAGEMENT OF THE FUNDS..................................    17
HOW TO BUY SERVICE SHARES................................    20
HOW TO EXCHANGE SERVICE SHARES...........................    22
HOW TO REDEEM SERVICE SHARES.............................    23
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES........    23
OTHER INFORMATION........................................    25

                                 FUND EXPENSES


     The following table lists the annual costs and expenses that an investor will incur either directly or indirectly as a shareholder of a Fund's Service Shares based upon the Fund's operating expenses for the year ended September 30, 1995, adjusted to reflect current fees and expenses. See "Other
Information -- Capitalization."


                          FEE TABLE -- SERVICE SHARES


                                                  PRIME     TREASURY
                                                  MONEY      MONEY
                                                  MARKET     MARKET
                                                   FUND       FUND
                                                  ------    --------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price).............    None        None
  Maximum Sales Load Imposed on Reinvested
     Dividends (as a percentage of offering
     price)....................................    None        None
  Deferred Sales Load (as a percentage of
     redemption proceeds)......................    None        None
  Redemption Fees..............................    None        None
  Exchange Fee.................................    None        None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)+.............    0.12%       0.12%
  Other Expenses (after waivers)++.............    0.33        0.34
                                                  -----       -----
TOTAL FUND OPERATING EXPENSES:
  (after waivers)+++...........................    0.45%       0.46%
                                                  =====       =====


---------------

  + The investment advisory agreement for the Funds provides for management fees payable at an annual rate of 0.30% of the first $500 million of the average daily net assets of each Fund (considered separately on a Fund-by-Fund basis), 0.25% of the next $500 million of each Fund's average daily net assets, and 0.20% of each Fund's average daily net assets in excess of $1 billion. These amounts may be reduced pursuant to undertakings by the Advisor.



 ++ Other Expenses (before waivers) would be 0.38% for the Prime Money
    Market Fund and 0.38% for the Treasury Money Market Fund.



+++ Total Fund Operating Expenses (before waivers) would be 0.63% for the
    Prime Money Market Fund and 0.62% for the Treasury Money Market Fund.


     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Fund's Service Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institution directly on their customer accounts in connection with investments in the Funds.

EXAMPLE:+

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:++


                                                PRIME     TREASURY
                                                MONEY      MONEY
                                                MARKET     MARKET
                                                 FUND       FUND
                                                ------    --------
1 year.......................................    $  5       $  5
3 years......................................      14         15
5 years......................................      25         26
10 years.....................................      57         58


---------------
 + THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
   WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE MORE OR LESS THAN THE ASSUMED AMOUNT.


++ The amount of expenses a Service class shareholder would pay without waivers under these assumptions and assuming redemption after one, three, five and ten years would be $6, $20, $35 and $79, respectively, for the Prime Money Market Fund and $6, $20, $35 and $77, respectively, for the Treasury Money Market Fund.

                               FINANCIAL HISTORY


     The financial data shown below is to assist investors in evaluating the performance of the Funds for each of the ten years in the period ended September 30, 1995. The following information for the year ended September 30, 1995 and the six months ended September 30, 1994 has been audited by Ernst & Young LLP, the Funds' current independent auditors, whose report thereon appears in the SAI. The following information for each of the four years in the period ended March 31, 1994 has been audited by the Funds' former independent accountants whose report thereon appears in the SAI. Further data relating to the Funds and related notes are also included in the SAI. Prior to August 11, 1995, the Funds offered only one class of shares to institutional investors, which class is now known as Service Shares. The Funds currently offer three classes of shares to institutional and non-institutional investors. See "Other Information -- Capitalization."

                            PRIME MONEY MARKET FUND*



                                                         FISCAL YEAR ENDED MARCH 31,
                     --------------------------------------------------------------------------------------------------------
                       1986        1987        1988        1989        1990        1991        1992        1993      1994
                     --------    --------    --------    --------    --------    --------    --------    --------    --------
PER SHARE DATA:
 Net asset value,
   beginning
   of year.......... $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $  .9997    $  .9998
                     --------    --------    --------    --------    --------    --------    --------    --------    --------
INVESTMENT
 OPERATIONS:
 Investment
   income -- net....    .0754       .0581       .0634       .0764       .0849       .0745       .0510       .0327       .0296
 Net realized gain
   (loss) on
   investments......       --          --          --          --          --          --      (.0003)      .0001          --
                     --------    --------    --------    --------    --------    --------    --------    --------    --------
   Total from
    Investment
    Operations......    .0754       .0581       .0634       .0764       .0849       .0745       .0507       .0328       .0296
                     --------    --------    --------    --------    --------    --------    --------    --------    --------

DISTRIBUTIONS:
 Dividends from
   investment
   income -- net....   (.0754)     (.0581)     (.0634)     (.0764)     (.0849)     (.0745)     (.0510)     (.0327)     (.0296)
                     --------    --------    --------    --------    --------    --------    --------    --------    --------
 Net asset value,
   end
   of year.......... $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $ 1.0000    $  .9997    $  .9998    $  .9998
                     ========    ========    ========    ========    ========    ========    ========    ========    ========
   Total Investment
    Return..........    7.80%       5.97%       6.50%       7.88%       8.82%       7.72%       5.22%       3.32%       3.00%
RATIOS/SUPPLEMENTAL
 DATA:
 Ratio of expenses
   to average net
   assets...........     .66%(2)     .68%(3)     .58%(4)     .56%(4)     .54%(5)     .47%(6)     .43%(7)     .41%(8)     .41%(9)
 Ratio of net
   investment income
   to average net
   assets...........    7.47%(2)    5.81%(3)    6.38%(4)    7.58%(4)    7.95%(5)    7.38%(6)    5.09%(7)    3.27%(8)    2.96%(9)
 Net Assets, end of
   year (000's
   Omitted)......... $350,344    $407,815    $628,987    $496,675    $493,641    $543,834    $528,397    $468,479    $527,599



                         SIX MONTHS          FISCAL
                            ENDED          YEAR ENDED
                        SEPTEMBER 30,     SEPTEMBER 30,
                           1994**             1995
                        -------------     -------------
PER SHARE DATA:
 Net asset value,
   beginning
   of year..........      $   .9998          $   .9998
                          ---------          ---------
INVESTMENT
 OPERATIONS:
 Investment
   income -- net....          .0185              .0546
 Net realized gain
   (loss) on
   investments......             --                 --
                          ---------          ---------
   Total from
    Investment
    Operations......          .0185              .0546
                          ---------          ---------
DISTRIBUTIONS:
 Dividends from
   investment
   income -- net....         (.0185)            (.0546)
                          ---------           ---------
 Net asset value,
   end
   of year..........      $   .9998          $   .9998
                          ===========        =========
   Total Investment
    Return..........          3.71%(1)           5.60%
RATIOS/SUPPLEMENTAL
 DATA:
 Ratio of expenses
   to average net
   assets...........           .41%(1)(10)        .41%(11)
 Ratio of net
   investment income
   to average net
   assets...........          3.67%(1)(10)       5.47%(11)
 Net Assets, end of
   year (000's
   Omitted).........      $ 565,305          $ 614,101


---------------

  * The Prime Money Market Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985. On October 1, 1994, the Fund was reorganized as the "Pacific American Money Market Portfolio," a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the "Pacifica Prime Money Market Fund."


 ** On October 1, 1994, the Fund's fiscal year end changed from March 31 to
    September 30.

                                              (Footnotes continued on next page)

 (Footnotes continued from previous page)

 (1) Annualized basis.


 (2) During the year ended March 31, 1986, the Fund's investment advisor waived a portion of its fees (.13% of average net assets).



 (3) During the year ended March 31, 1987, the Fund's investment advisor waived a portion of its fees (.25% of average net assets). In addition, during the period from January 1, 1987 to March 31, 1987, the Fund's investment advisor waived an additional portion of its fees (.02% of average net assets).



 (4) During the years ended March 31, 1988 and 1989, the Fund's investment advisor waived a portion of its fees (.35% and .34% of average net assets, respectively.)



 (5) During the year ended March 31, 1990, the Fund's investment advisor and the Fund's prior distributor waived a portion of their respective fees (.36% of average net assets).



 (6) During the year ended March 31, 1991, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.47% of average net assets).



 (7) During the year ended March 31, 1992, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



 (8) During the year ended March 31, 1993, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



 (9) During the year ended March 31, 1994, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



(10) During the six month period ended September 30, 1994, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% (annualized) of average net assets).



(11) During the year ended September 30, 1995, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.27% of average net assets).

                          TREASURY MONEY MARKET FUND*



                                            FISCAL YEAR ENDED MARCH 31,
                     --------------------------------------------------------------------------
                      1986(1)          1987         1988        1989         1990        1991
                     --------        --------     --------    --------     --------    --------
PER SHARE DATA:
 Net asset value,
   beginning of
   year............. $ 1.0000        $ 1.0000     $ 1.0000    $ 1.0000     $ 1.0000    $ 1.0000
                     --------        --------     --------    --------     --------    --------
INVESTMENT
 OPERATIONS:
 Investment
   income -- net....    .0353           .0550        .0604       .0743        .0827       .0716
 Net realized gain
   (loss) on
   investments......       --              --           --          --           --       .0003
                     --------        --------     --------    --------     --------    --------
   Total from
    Investment
    Operations......    .0353           .0550        .0604       .0743        .0827       .0719
                     --------        --------     --------    --------     --------    --------
DISTRIBUTIONS:
 Dividends from
   investment
   income -- net....   (.0353)         (.0550)      (.0604)     (.0743)      (.0827)     (0.716)
                     --------        --------     --------    --------     --------    --------
 Dividends from net
   realized gain on
   investment.......       --              --           --          --           --      (.0002)
                     --------        --------     --------    --------     --------    --------
   Total
    Distributions...   (.0353)         (.0550)      (.0604)     (.0743)      (.0827)     (.0718)
                     --------        --------     --------    --------     --------    --------
 Net asset value,
  end of year....... $ 1.0000        $ 1.0000     $ 1.0000    $ 1.0000     $ 1.0000    $ 1.0001
                     ========        ========     ========    ========     ========    ========
   Total Investment
    Return..........    7.18%(2)        5.64%        6.20%       7.63%        8.58%       7.42%
RATIOS/SUPPLEMENTAL
 DATA:
 Ratio of expenses
   to average net
   assets...........     .80%(2)(3)      .69%(4)      .69%(5)     .63%(6)      .56%(7)     .48%(8)
 Ratio of net
   investment income
   to average net
   assets...........    6.91%(2)(3)     5.50%(4)     6.12%(5)    7.36%(6)     7.73%(7)    7.10%(8)
 Net Assets, end of
   year (000's
   Omitted)......... $123,243        $134,375     $101,066    $ 90,672     $ 98,398    $118,623

                                                              SIX MONTHS         FISCAL
                          FISCAL YEAR ENDED MARCH 31,            ENDED         YEAR ENDED
                      ----------------------------------     SEPTEMBER 30,    SEPTEMBER 30,
                       1992         1993          1994          1994**            1995
                     --------     --------      --------     -------------    -------------
PER SHARE DATA:
 Net asset value,
   beginning of
   year............. $ 1.0001     $  .9999      $ 1.0001       $ 1.0000        $   1.0000
                     --------     --------      --------       --------        ----------
INVESTMENT
 OPERATIONS:
 Investment
   income -- net....    .0489        .0309         .0277          .0186             .0529
 Net realized gain
   (loss) on
   investments......    .0002        .0002            --             --                --
                     --------     --------      --------       --------        ----------
   Total from
    Investment
    Operations......    .0491        .0311         .0277          .0186             .0529
                     --------     --------      --------       --------        ----------
DISTRIBUTIONS:
 Dividends from
   investment
   income -- net....   (.0489)      (.0309)       (.0277)        (.0186)           (.0529)
                     --------     --------      --------       --------        ----------
 Dividends from net
   realized gain on
   investment.......   (.0004)          --        (.0001)            --                --
                     --------     --------      --------       --------        ----------
   Total
    Distributions...   (.0493)      (.0309)       (.0278)        (.0186)           (.0529)
                     --------     --------      --------       --------        ----------
 Net asset value,
  end of year....... $  .9999     $ 1.0001      $ 1.0000       $ 1.0000        $   1.0000
                     ========     ========      ========       ========        ==========
   Total Investment
    Return..........    5.03%        3.13%         2.81%          3.75%(2)          5.42%
RATIOS/SUPPLEMENTAL
 DATA:
 Ratio of expenses
   to average net
   assets...........     .45%(9)      .43%(10)      .43%(11)       .43%(2)(12)       .42%(13)
 Ratio of net
   investment income
   to average net
   assets...........    4.73%(9)     3.04%(10)     2.77%(11)      3.72%(2)(12)      5.32%(13)
 Net Assets, end of
   year (000's
   Omitted)......... $281,343     $614,237      $654,950       $690,630        $1,001,707


---------------
  * Prior to August 1, 1990, the Treasury Money Market Fund was known as the Short-Term Government Fund and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government in accordance with fundamental policies that were then effective for the Fund. The Treasury Money Market Fund operated as a portfolio of Pacific American Fund through October 1, 1994 when it was reorganized as the "Pacific American U.S. Treasury Portfolio," a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the "Pacifica Treasury Money Market Fund."


 ** On October 1, 1994, the Fund's fiscal year end changed from March 31 to
    September 30.

                                              (Footnotes continued on next page)

 (Footnotes continued from previous page)

 (1) From October 1, 1985 (commencement of operations) to March 31, 1986.

 (2) Annualized basis.


 (3) During the period from October 1, 1985 (Commencement of Operations) to March 31, 1986, the Fund's investment advisor waived a portion of its fees (.25% (annualized) of average net assets).



 (4) During the year ended March 31, 1987, the Fund's investment advisor waived a portion of its fees aggregating $264,629 (.25% of average net assets). In addition, during the period from January 1, 1987 to March 31, 1987, the Fund's investment advisor and the Fund's prior distributor waived a portion of their respective fees (.09% of average net assets).



 (5) During the year ended March 31, 1988, the Fund's investment advisor and the Fund's prior distributor waived a portion of their respective fees (.36% of average net assets).



 (6) During the year ended March 31, 1989, the Fund's investment advisor waived a portion of its fees (.35% of average net assets).



 (7) During the year ended March 31, 1990, the Fund's investment advisor and the Fund's prior distributor waived a portion of their respective fees (.41% of average net assets).



 (8) During the year ended March 31, 1991, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.46% of average net assets).



 (9) During the year ended March 31, 1992, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



(10) During the year ended March 31, 1993, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.48% of average net assets).



(11) During the year ended March 31, 1994, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.47% of average net assets).



(12) During the six month period ended September 30, 1994, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.47% (annualized) of average net assets).



(13) During the year ended September 30, 1995, the Fund's investment advisor and the Fund's Service Organizations waived a portion of their respective fees (.24% of average net assets).

                                   THE FUNDS

     The Funds are portfolios of Pacifica Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of each Fund.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     Each Fund seeks to maintain a net asset value of $1.00 per share. Their assets consist only of obligations with remaining maturities (as defined by the SEC) of 13 months or less at the date of acquisition, and the dollar-weighted average maturity of each Fund's investments is 90 days or less. There can be no assurance that each Fund's investment objective as described below will be achieved or that the Funds will be able to maintain a net asset value of $1.00 per share.


     The Prime Money Market Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and maintenance of liquidity. To achieve its objective the Prime Money Market Fund may invest in a broad range of short-term, high quality U.S. dollar-denominated instruments, consisting of commercial paper, certificates of deposit, bankers' acceptances, time deposits, bank notes, variable rate master demand note agreements, medium-term notes, corporate notes, U.S. Agency obligations and U.S. Treasury obligations. The Prime Money Market Fund also invests in repurchase agreements collateralized or secured by U.S. Agency obligations and U.S. Treasury obligations.


     The Treasury Money Market Fund's investment objective is to seek current income and stability of principal. To achieve its objective, the Treasury Money Market Fund's fundamental policy is to invest only in obligations issued or guaranteed by the U.S. Treasury and in notes and other instruments, including repurchase agreements, collateralized or secured by such obligations. The Funds' investment objectives, and the Treasury Money Market Fund's fundamental policy stated above, may not be changed without the vote of a majority of the outstanding shares of the particular Fund.

     Each Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by FICM pursuant to guidelines approved by the Trust's Board of Trustees. First Tier Eligible Securities consist of (i) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees. The Appendix to the SAI includes a description of applicable NRSRO ratings.

     The types of securities and investment practices used by the Funds are described in greater detail below under "Description of Securities and Investment Practices."

                         DESCRIPTION OF SECURITIES AND
                              INVESTMENT PRACTICES

INFORMATION FOR BOTH FUNDS


     The Treasury Money Market Fund may invest only in obligations issued or guaranteed by the U.S. Treasury such as bills, notes, bonds and certificates of indebtedness, and in notes and repurchase agreements collateralized or secured by such obligations. These obligations may also include U.S. Treasury STRIPS (U.S. Treasury securities that have been separated into their component parts of principal and interest payments and recorded as such in the Federal Reserve book-entry record keeping system). The Prime Money Market Fund may invest in U.S. Treasury obligations, as well as in obligations of agencies and instrumentalities of the U.S. Government. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as some obligations issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to these latter U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since such support is not required by law. The Prime Money Market Fund will invest in such securities only when FICM is satisfied that the credit risk with respect to the issuer is minimal.


     Each Fund may engage in repurchase agreements with financial institutions such as banks or broker-dealers. In these transactions, a Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and sub-custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. The repurchase date is generally within seven days of the original purchase, but in no event more than 365 days. In all cases, FICM must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy or default of the other party to a repurchase agreement, the Fund could experience delays and costs in recovering its cash. To the extent that, in the meantime, the value of the securities purchased may have decreased, the Fund could experience a loss. Repurchase agreements may be considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act") .


     Securities purchased by a Fund may include variable and floating rate instruments, which may have a stated maturity in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the instrument at least once every thirteen months upon not more than thirty days' notice (this demand feature is not required if an instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days notice and do not have an active trading market) that are acquired by a Fund are subject to the percentage limitations described below.

     Each Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Repurchase agreements that do not provide for payment to a Fund within seven days after notice, and securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule 144A, are subject to this 10% limit (unless, in the case of the Prime Money Market Fund, such securities are variable amount master demand notes with maturities of nine months or less or unless the Board or FICM, pursuant to guidelines adopted by the Board, determines that a liquid trading market exists).

     Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Funds may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. A Fund's forward commitments, when-issued purchases and delayed settlements are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.


     Each Fund may borrow monies for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions and agree to repurchase them at an agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price and FICM will continuously monitor the account to ensure that the value is maintained. A Fund would only enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Interest paid by a Fund in connection with a reverse repurchase agreement will reduce the Fund's net investment income. The Funds currently intend to limit their investments in reverse repurchase agreements to no more than 20% of their total assets and will only engage in such transactions with primary dealers. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.


     The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy could result in high portfolio turnover, but should not adversely affect the Funds since they do not ordinarily pay brokerage commissions on the purchase of short-term debt obligations.


     In connection with the management of their daily cash positions, each Fund may invest up to 10% of its assets in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The Treasury Money Market Fund may only invest in shares of other investment companies that are structured to seek a similar investment objective. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act.


ADDITIONAL PORTFOLIO INFORMATION FOR PRIME MONEY MARKET FUND

     In addition to the types of instruments described above, the Prime Money Market Fund may purchase U.S. dollar-denominated bank obligations such as time deposits, certificates of deposit, bankers' acceptances, bank notes and deposit notes issued by domestic and foreign banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time normally at a stated interest rate. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Bank notes usually represent senior debt of the bank.

     The Prime Money Market Fund may also purchase commercial paper, short-term notes, medium-term notes and bonds issued by domestic and foreign corporations that meet the Fund's maturity limitations.

     Commercial paper purchased by the Fund may include paper issued in reliance on the so-called "private placement" exemption under Sec-tion 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. Section 4(2) paper will not be subject to the Fund's 10% limitation on illiquid securities described above where the Board of Trustees or FICM (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

     The Prime Money Market Fund may also lend its portfolio securities in order to increase income to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash, U.S. Treasury securities or other U.S. government securities or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund exceeds one-third of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

     The Prime Money Market Fund may also invest in U.S. dollar denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities. Such obligations include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the InterAmerican Development Bank.

     The Prime Money Market Fund may purchase asset-backed securities, which are securities backed by mortgages, installment sales contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the securities' total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Fund since the remaining maturity of any asset-backed security acquired will be thirteen months or less. Asset-backed securities purchased by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.


     Since the Prime Money Market Fund may purchase securities issued by foreign issuers, the Fund may be subject to investment risks that are different in some respects from those incurred by a fund which invests exclusively in debt obligations of domestic issuers. Such potential risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities. In addition, foreign banks and other issuers are not necessarily subject to the same regulatory requirements that apply to domestic issuers (such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping requirements, and public availability of information), and the Fund may experience difficulties in obtaining or enforcing a judgment against a foreign issuer. Absent any unusual market conditions, the Fund will not invest more than 25% of its total assets in securities issued by foreign issuers.


                            INVESTMENT RESTRICTIONS

     Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the outstanding shares of the Fund. The following descriptions summarize several of the Funds' fundamental investment restrictions, which are set forth in full in the SAI.


Neither Fund may:



     1. purchase securities (with certain exceptions including U.S. Treasury securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation; and


     2. invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry

        (with certain exceptions including U.S. Government securities and, with respect to the Prime Money Market Fund, the obligations of U.S. banks and certain U.S. branches of foreign banks).



     These investment restrictions are applied at the time investment securities are purchased. As a matter of non-fundamental policy and in accordance with the current regulations of the SEC, the Prime Money Market Fund intends to limit its investments in the obligations of any one non-U.S. governmental issuer to not more than 5% of its total assets at the time of purchase, provided that the Prime Money Market Fund may invest up to 25% of its assets in the obligations of one non-U.S. governmental issuer for a period of up to three business days.


                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Funds' executive officers, may be found in the SAI under the heading "Trustees and Officers."

ADVISOR


     First Interstate Capital Management, Inc. serves as the Funds' investment advisor. FICM is an indirect wholly-owned subsidiary of First Interstate Bancorp, a publicly-held, multi-state bank holding company.


     FICM supervises and assists in the overall management of the Funds' affairs pursuant to an Investment Advisory and Management Agreement, subject to the overall authority of the Board of Trustees. These management responsibilities include, among other things, making decisions and placing orders for all purchases and sales of the Funds' investment securities, furnishing economic and statistical information as requested by the Board of Trustees, and monitoring the Funds' arrangements with Service Organizations. Under its Agreement, FICM is entitled to a fee, computed daily and payable monthly, at the annual rate of 0.30% of the first $500 million of the average daily net assets of each Fund (considered separately on a Fund-by-Fund basis), 0.25% of the next $500 million of each Fund's average daily net assets, and 0.20% of each Fund's average daily net assets in excess of $1 billion. The advisory fee FICM receives may be reduced in some cases by the amount paid to the Funds' Service Organizations (see "Servicing Agreements" below), and FICM may voluntarily waive an additional portion of the advisory fee payable by the Funds from time to time. The annualized effective rates of the advisory fees paid by the Prime Money Market Fund and the Treasury Money Market

Fund were (after fee reductions and waivers) 0.12% and 0.13%, respectively, of the average net assets of the Funds for the fiscal year ended September 30, 1995.


     FICM maintains offices at 7501 East McCormick Parkway, Scottsdale, Arizona 85258.


     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.


ADMINISTRATOR


     The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. The Administrator, as of November 30, 1995, managed or administered approximately $83 billion in assets for more than 1.7 million investor accounts nationwide. Pursuant to its Administration Agreement with the Funds, the Administrator supplies office facilities; provides statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, and internal executive and administrative services; prepares reports to shareholders; prepares reports to and filings with the SEC and state securities authorities; prepares tax returns; calculates the net asset value of each Fund's shares and dividends and capital gains distributions to shareholders; and generally assists in all aspects of the Funds' operations (except with respect to investment management services). For its administrative services for the fiscal year ended September 30, 1995, the Administrator received a fee from each Fund at the annual rate of 0.10% of each Fund's average daily net assets. From time to time, the Administrator may waive all or a portion of its fees with respect to a Fund.

DISTRIBUTOR


     Pacifica Funds Distributor Inc., located at 230 Park Avenue, New York, New York 10169, acts as distributor for the Funds. PFD Inc. is an affiliate of Furman Selz LLC ("Furman Selz") and was organized specifically to distribute shares of the Trust; however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.


CUSTODIAN

     First Interstate Bank of California ("FICAL") is the Funds' Custodian and receives fees for its custodial services as described in the SAI. FICAL maintains offices at 707 Wilshire Blvd., Los Angeles, California 90017.

TRANSFER AND DIVIDEND DISBURSING AGENT

     Furman Selz serves as the Funds' Transfer and Dividend Disbursing Agent. Furman Selz maintains offices at 230 Park Avenue, New York, New York 10169.

SERVICING AGREEMENTS


     The Funds have entered into Servicing Agreements with certain banks and other institutions that are record shareholders of the Funds' Service Shares ("Service Organizations"). The Service Organizations render support services to their customers ("Customers"), who are the beneficial owners of Service Shares, in consideration of the Funds' payment (on an annualized basis) of up to 0.25% of the average daily net asset value of the Service Shares held by the Service Organizations for the benefit of their Customers. From time to time, the Service Organizations may waive all or a portion of their fees with respect to Service Shares of a Fund. FICM, FICAL and their affiliates are eligible to become Service Organizations and receive fees under Servicing Agreements. Such services, which are described more fully in the SAI, include aggregating and processing purchase and redemption requests for Fund shares from Customers and placing net purchase and redemption orders with the Distributor, processing dividend payments from the Funds on behalf of Customers, providing information periodically to Customers showing their positions in Fund shares, and providing sub-accounting with respect to Fund shares beneficially owned by Customers or the information necessary for sub-accounting. FICM intends to waive a portion of the advisory fee otherwise payable by a Fund on assets invested by Customers of Service Organizations to the extent that the investment advisory fees paid by a Fund to FICM plus the fees paid by the Fund to Service Organizations exceed the annual rate of 0.50% of the Fund's average daily net assets.


BANKING LAWS

     Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but do not prohibit such a holding company or affiliate, or banks generally, from acting as investment advisor, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of Customers. FICM and FICAL and certain of the Service Organizations are subject to such banking laws and regulations.

     In the event of changes in federal or state statutes or regulations or in interpretations or decisions pertaining to permissible activities by banks, FICM and FICAL or certain of the Service Organizations could be prevented from continuing their arrangements with the Funds; however, in such an event it is expected that the Funds' Board of Trustees would make other arrangements and shareholders would not suffer adverse financial consequences.

                           HOW TO BUY SERVICE SHARES


     Service Shares of each Fund are sold to Customers of affiliate, franchise or correspondent banks of First Interstate Bancorp and other selected institutions (the "Banks"). Clients of a Bank's trust division, as well as individuals, corporations, partnerships and other businesses which maintain qualified accounts at a Bank (including Individual Retirement and Keogh Plan accounts) may invest in the Funds. Investors purchasing Fund shares may include officers, directors or employees of a Bank.


     All Service Share purchases are effected through Customers' accounts at their Banks. Differing types of Bank accounts may from time to time purchase Service Shares, including discretionary and non-discretionary personal and other trust accounts, managing agency accounts and custodian accounts. The Funds have no minimum investment requirement, although the Banks may impose account minimums in connection with investments in the Funds.

     Service Shares are purchased through procedures established in connection with the requirements of such Bank accounts. These procedures may include instructions under which a Customer's account is "swept" automatically, usually not less frequently than weekly, and amounts (federal funds) in excess of a minimum balance agreed to by the Bank and the Customer are invested in Service Shares of one or both of the Funds as directed by the Customer. The Funds expect that Banks will transmit orders for the purchase of Service Shares arising from automatic investment programs the same day as the "excess" balances are swept. Depending upon the terms of the particular account, a Bank may charge a Customer's account fees for the automatic sweep and other cash management services provided, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. Banks are responsible for providing information concerning these services and their charges to their Customers prior to any purchase of Service Shares, and an investor should read this Prospectus in light of the terms of the investor's Bank account before investing.


     Service Shares normally will be registered in the name of a Bank or a nominee of a Bank. The Bank will receive a written statement at least monthly of each purchase or redemption of shares. Beneficial ownership of Service Shares will be recorded by the Banks and reflected in the account statements provided by such Banks to their Customers at such times as the Banks may determine.

     It is the responsibility of the Banks to transmit orders for purchases of Service Shares by their Customers to the Transfer Agent, and for the Banks to deliver required funds on a timely basis. Each Fund's Service Shares are sold on a continuous basis, without a sales charge imposed by the Funds, at the per share net asset value next determined after federal funds (which are held on deposit at a Federal Reserve Bank) are received by Furman Selz as Transfer Agent. The net asset value per share ("NAV") for each Fund is calculated daily at 12:00 noon, Pacific time, on days when the Funds are open for business (i.e., days on which the San Francisco branch of the Federal Reserve Bank, FICAL as the Funds' Custodian and, in the case of the Treasury Money Market Fund, the New York Stock Exchange are open).


     The NAV of the Service Shares of the Funds is computed by dividing the value of a Fund's assets allocated to its Service Shares, less the liabilities charged to that class, by the total number of outstanding shares of that class. Each Fund uses the amortized cost method of valuing its securities. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.


     Federal regulations generally require that investors provide a certified Taxpayer Identification Number ("TIN") upon opening an account. See "Dividends, Distributions and Federal Income Taxes" for further information concerning this requirement. Failure to furnish a certified TIN could subject the investor to a $50 penalty by the Internal Revenue Service (the "IRS"). In the interest of economy and convenience, certificates for Fund shares will not be issued. Shareholder inquiries and further information regarding purchases of Fund shares or the names of participating Banks may be obtained by calling (800) 662-8417.

     The Funds reserve the right to reject any purchase order.

                         HOW TO EXCHANGE SERVICE SHARES

     Each Fund's Service Shares may be exchanged without cost for Service Shares of the other Fund described in this Prospectus. Exchange requests may be made by a Customer to the Customer's Bank in accordance with the procedures or instructions specified by the Bank. Consult your Bank for the proper procedure to be followed. Banks will be responsible for transmitting exchange requests from their Customers to the Funds. Exchanges will be made by the Funds following the receipt by its Transfer Agent of an exchange request from a Bank.

     An exchange involves a redemption of all or a portion of the Service Shares in one Fund and the investment of the redemption proceeds in Service Shares of the other Fund. The redemption will be made at the per share NAV of the Service Shares to be redeemed next determined after the exchange request is received and accepted by the Funds' Transfer Agent. The Service Shares of the Fund to be acquired will be purchased at the NAV of those shares next determined after acceptance of the purchase order by the Transfer Agent, in accordance with the Funds' customary policy for accepting investments.

     Bank Customers may find the exchange privilege useful if their investment objectives or market outlook should change. Before making an exchange request, please obtain and read the current prospectus for the Funds.

                          HOW TO REDEEM SERVICE SHARES

     A Customer may redeem all or part of the value of the Customer's Service Shares in accordance with instructions and limitations pertaining to the account at the Customer's Bank. Consult your Bank for the appropriate procedures to be followed.


     All redemption requests properly received by Furman Selz as the Fund's Transfer Agent from a Bank prior to 12:00 noon, Pacific time, on a day the Funds are open for business, are effected at the next determined NAV calculated that day. If the redemption request is received at or after 12:00 noon, Pacific time, Service Shares will be redeemed at their next determined NAV the next business day. It is the responsibility of Banks to transmit redemption orders on a timely basis in accordance with their agreements with Customers.


     The Funds ordinarily will transmit payment for all Service Shares redeemed within two business days after receipt of a redemption request in proper form, but in any event payment will be made within seven days thereafter, except as provided by the rules of the SEC. During the period prior to the time the redemption request is executed, dividends on such Service Shares will accrue and be payable as described under "Dividends, Distributions and Federal Income Taxes," and investors will be entitled to exercise all other beneficial rights of ownership.


     If an investor has agreed with a particular Bank to maintain a minimum balance in an account, and the balance in the account falls below that minimum, the investor may be obliged to redeem all of the investor's Service Shares in the Funds.


               DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES


     Each Fund's net investment income ordinarily is declared as a dividend on each day that the Funds are open for business. Dividends are paid within five business days after the end of each month. Service Shares begin accruing dividends on the day the purchase is effected and continue to accrue dividends through the day before the redemption request is executed. Each Fund's earnings for non-business days are declared as dividends to shareholders of record on the preceding business day. All dividends are reinvested automatically in additional Service Shares of that Fund at net asset value or, at the option of the Bank Customer, as indicated on the authorization form provided by the Customer's Bank, are either credited to the Customer's Bank account or paid in cash. Distributions from net realized securities gains are normally declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). In all cases distributions will be made in a manner that is consistent with the provisions of the 1940 Act. Neither Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. These distributions, if any, are reinvested automatically in additional Service Shares of the Fund involved at net asset value or, at the Customer's option, are credited as described above. If all Service Shares in the account are redeemed at any time during the month, all dividends to which the Customer is entitled will be paid within five business days after the end of the month by crediting the Customer's Bank account or, if this is not possible, in cash. All expenses are accrued daily and deducted before declaration of dividends.

     Notice as to the tax status of dividends and distributions declared by each Fund is mailed annually. Each Customer will also receive periodic account summaries which will include information as to income dividends and distributions from securities gains, if any, declared during the year.


     Since each Fund's income is derived from interest rather than dividends, no portion of either Fund's dividends or distributions will qualify for the dividends received deduction allowable to certain U.S. corporations. Dividends from net investment income, together with distributions from the excess, if any, of net realized short-term over net realized long-term losses and all or a portion of the gains from the sale or other disposition of certain market discount bonds, are taxable to those shareholders who are not exempt from federal income taxes as ordinary income, whether or not reinvested in additional shares. Distributions from net realized long-term securities gains, if any, are taxable to those shareholders who are not exempt from federal income taxes as long-term capital gains. Shareholders in the Funds may be subject to state and local taxes on dividends and distributions declared by the Funds.


     To avoid a federal excise tax, each Fund must distribute substantially all of its ordinary income, and capital gain net income, if any, by the end of each calendar year. Dividends or distributions, if any, payable to shareholders of record on a date in October, November or December of any year are deemed to have been paid in that year, if they are paid by the following January.

     Federal regulations may require, in certain cases, a Customer's Bank to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions paid to such Customer if the Customer (i) has provided either an incorrect TIN or no TIN at all, (ii) is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) has failed to certify to the Bank that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

     A TIN is either the Social Security number or employer identification number of the beneficial owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the beneficial owner of the account, and may be claimed as a credit on the beneficial owner's federal income tax return.


     Each Fund will be treated as a separate entity for tax purposes, and has qualified and intends to continue to qualify as a regulated investment company under the Code as long as this qualification is in the best interest of its shareholders. Such qualification generally relieves each Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


     Investors should consult their tax advisors regarding specific questions as to federal, state or local taxes.

                               OTHER INFORMATION

CAPITALIZATION

     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984, and consists of a series of separately managed portfolios. This Prospectus relates to the Service Shares of two of these managed portfolios -- the Pacifica Prime Money Market Fund and Pacifica Treasury Money Market Fund -- which were reorganized as portfolios of Pacifica Funds Trust on October l, 1994 and which are classified as diversified, open-end management investment companies under the 1940 Act.

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board of Trustees has authorized the issuance of three classes of shares in each of the Funds -- Institutional Shares, Service Shares and Investor Shares. Each share of a Fund is entitled to cash dividends and distributions earned on such Fund's shares as are declared in the discretion of the Board of Trustees, and represents the same proportionate interest in a particular Fund with other shares of the Fund, except that a Fund's Institutional, Service and Investor Shares each bear all of the Service Organization fees, distribution payments (if any) and other "class" expenses that are allocated to a particular class.

     Investor Shares pay higher combined fees for shareholder support and distribution services than Service Shares, and Service Shares pay higher shareholder support fees than Institutional Shares. This difference in expenses will create different performance results for the three classes. The Funds will offer various services and privileges in connection with their Investor Shares that are not offered in connection with their Service Shares or Institutional Shares, such as an automatic investment plan, an automatic withdrawal plan and certain check writing privileges. Additional information concerning each class of shares may be obtained by calling (800) 662-8417 or by contacting a Customer's Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

     When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold annual meetings, but in the event that a special meeting is held, shareholders of each Fund will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a Fund-by-Fund basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of the respective Funds will vote separately on a Fund-by-Fund basis on matters relating to a particular Fund's investment advisory agreement or changes in a Fund's fundamental investment limitations, and on other matters where the interests of the respective Funds are not substantially identical. Similarly, shareholders of each of the Funds will vote in the aggregate and not by class unless the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.


     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with the meeting to comply with the shareholders' communications provisions of Section 16(c) of the 1940 Act. See "Description of the Funds" in the SAI.


PERFORMANCE INFORMATION


     From time to time each Fund advertises the yield and effective yield of its Service Shares. Both yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. The yield for Service Shares of each Fund refers to the income generated by an investment in Service Shares of a Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in Service Shares of a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each Fund's yield and effective yield for Service Shares may reflect voluntary fee waivers. See "Management of the Funds."


     Yield information is useful in reviewing each Fund's performance, but because yields will fluctuate, such information may not provide a basis for comparison with domestic bank deposits or other investments which pay a fixed yield for a stated period of time.

     For purposes of comparison, the Funds may, from time to time, quote performance information from IBC/Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746. IBC/Donoghue's MONEY FUND AVERAGE is a widely recognized index of money market fund performance. Figures reflect average yields of all taxable money funds included in IBC/Donoghue's index. IBC/Donoghue's U.S. TREASURY & REPO MONEY FUND AVERAGE is a component of this average and reflects average yields of all taxable U.S. Treasury money funds.

     Any fees which may be imposed by Banks directly on their Customer accounts for cash management services in connection with investments in the Funds are not reflected in yield figures and any such fees, if charged, will reduce the actual return received by Bank Customers on their investments.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds at 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417.


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

The Dreyfus Corporation
200 Park Avenue
New York, New York 10166


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                      PACPTMMSE-2/96

                          [PACIFICA LOGO]


                          (INVESTOR SHARES)

                          PACIFICA 100% U.S. TREASURY
                          MONEY MARKET FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                               (INVESTOR SHARES)



                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417
                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")



                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
                        ("FURMAN SELZ" OR THE "SPONSOR")



                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")



    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Investor Shares of the following portfolio (the "Fund"):



    - Pacifica 100% U.S. Treasury Money Market Fund



    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address or information number printed above.



    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


                          ----------------------------



    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS



                                                            PAGE
                                                            ----
HIGHLIGHTS...............................................     3
FUND EXPENSES............................................     5
FEE TABLE -- INVESTOR SHARES.............................     5
THE FUND.................................................     7
INVESTMENT POLICIES AND PRACTICES
  OF THE FUND............................................     7
RISKS OF INVESTING IN THE FUND...........................     8
MANAGEMENT OF THE FUND...................................     8
FUND SHARE VALUATION.....................................    13
MINIMUM PURCHASE REQUIREMENTS............................    13
PURCHASE OF INVESTOR SHARES..............................    13
INDIVIDUAL RETIREMENT ACCOUNTS...........................    15
EXCHANGE OF INVESTOR SHARES..............................    15
REDEMPTION OF INVESTOR SHARES............................    17
DIVIDENDS, DISTRIBUTIONS AND
  FEDERAL INCOME TAX.....................................    20
DESCRIPTION OF SECURITIES AND
  INVESTMENT PRACTICES...................................    22
INVESTMENT RESTRICTIONS..................................    22
OTHER INFORMATION........................................    23

                                   HIGHLIGHTS



INVESTMENT OBJECTIVES AND POLICIES OF THE FUND



     The investment objective of the 100% U.S. Treasury Money Market Fund is to seek as high a level of current income as is consistent with liquidity and maximum safety of principal. The Fund pursues this objective by investing exclusively in obligations of the U.S. Treasury which are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and which have remaining maturities not exceeding 397 days.



     For additional information concerning the investment policies, practices and risk considerations of the Fund, see "The Fund," "Investment Policies and Practices of the Fund" and "Risks of Investing in the Fund" in this Prospectus.



RISKS OF INVESTING IN THE FUND



     The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so. The Fund may not achieve as high a level of current income as other funds that do not limit their investments to the high quality U.S. Treasury securities in which the Fund invests. The Fund's performance will fluctuate based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, interest rate levels and general market conditions.



     There is no assurance that the Fund will achieve its investment objective.



MANAGEMENT OF THE FUND



     First Interstate Capital Management, Inc. acts as investment advisor to the Fund. For its services, the Advisor is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Investor Shares" and "Management of the Fund" in this Prospectus.



     Furman Selz acts as administrator and sponsor to the Fund. Furman Selz provides certain management and administrative services to the Fund, and is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Fund's shares and may be reimbursed for certain of its distribution-related expenses.



     Fees and expenses charged to the Fund are outlined on page 5 of this Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS



     Purchase orders for the Fund received by 9:00 a.m., Pacific time (12:00 p.m., Eastern time) will become effective that day.



     - MINIMUM INITIAL INVESTMENT...........................................$500



     - MINIMUM INITIAL INVESTMENT FOR IRAS..................................$250



     - MINIMUM SUBSEQUENT INVESTMENT.........................................$50



     Investor Shares of the Fund are purchased at net asset value.



     Shareholders may exchange Investor Shares between Funds by telephone or mail.



     - MINIMUM INITIAL EXCHANGE.............................................$500



     (No minimum for subsequent exchanges.)



     Shareholders may redeem Investor Shares by telephone, mail or wire.



     - The Fund reserves the right upon not less than 30 days' notice to redeem involuntarily all the Investor Shares in an investor's account which have an aggregate value of $500 or less for any particular Fund.



     (The above redemption services are not available for IRAs and trust clients of First Interstate Bancorp and its affiliates.)



     All dividends and distributions will be automatically reinvested at net asset value in additional Investor Shares of the Fund unless cash payment is requested.



     - Distributions for the Fund are generally paid monthly.



     For additional information on how to purchase and redeem Investor Shares of the Fund, see "Purchase of Investor Shares," "Exchange of Investor Shares" and "Redemption of Investor Shares."

                                 FUND EXPENSES



     The following table lists the costs and expenses that an investor will incur either directly or indirectly as an Investor shareholder of the Fund. The information is based on estimated amounts for the initial fiscal year of the Fund.



                          FEE TABLE -- INVESTOR SHARES



SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)..............     None
  Maximum Sales Load Imposed on Reinvested Dividends
     (as a percentage of offering price)..............     None
  Deferred Sales Load (as a percentage of redemption
     proceeds)........................................     None
  Redemption Fees.....................................     None
  Exchange Fee........................................     None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)(++).................     .00%
  12b-1 Fees(++)++....................................     .10%
  Other Expenses (after waivers)(++)++++..............     .45%
                                                          -----
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++++...........................     .55%
                                                          =====


---------------

   (++) Management fees (before waivers) would be .30%.



  (++)++ Under rules of the National Association of Securities Dealers, Inc.
         (the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes. Because a 12b-1 fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. See "Management of the Fund -- The Sponsor and Distributor."



 (++)++++ Other Expenses (before waivers) would be .50% and are estimated.



(++)++++++ Total Fund Operating Expenses (before waivers) would be .90%.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Fund's Investor Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Fund.



EXAMPLE:*



     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:



                           1 YEAR     3 YEARS
                           ------     -------
                             $  5       $  17



---------------


* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                                    THE FUND



     The Fund is a portfolio of a Massachusetts business trust, Pacifica Funds Trust, organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Fund.



                 INVESTMENT POLICIES AND PRACTICES OF THE FUND



     The investment objective of the Fund is to provide investors with as high a level of current income as is consistent with liquidity and maximum safety of principal. The SAI contains the specific investment restrictions which govern the Fund's investments. Those restrictions and the Fund's investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the Fund. Except for the objectives and those restrictions specifically identified as fundamental all other investment policies and practices described in this Prospectus and in the SAI are not fundamental, which means that the Board of Trustees may change them without shareholder approval. The Advisor selects investments and makes investment decisions based on the investment objective and policies of the Fund.



     The Advisor selects only those U.S. dollar-denominated debt instruments for the Fund which meet the high quality, credit risk standards established by the Fund's Board of Trustees. The Fund will not maintain a dollar-weighted average portfolio maturity that exceeds 90 days nor purchase any instrument with a remaining maturity of greater than 397 calendar days.



     The Fund restricts its investment to U.S. Treasury securities. Securities issued by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. It should be noted that neither the United States Government, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares. Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality which are more subject to market volatility.



     The types of securities and investment practices used by the Fund are described in greater detail under the section "Description of Securities and Investment Practices" on pages 21 and 22 of this Prospectus.

                         RISKS OF INVESTING IN THE FUND



     The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so. The Fund's performance will fluctuate based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, interest rate levels and general market conditions.



                             MANAGEMENT OF THE FUND



     The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Fund's executive officers, may be found in the SAI under the heading "Management Trustees and Officers."



THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.



     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Advisor is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.



     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states.



     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.



     For the advisory services it provides to the Fund, FICM is entitled to receive from the Fund fees, payable monthly, at the annual rate of 0.30% of the first $500 million of the Fund's average daily net assets, 0.25% of the next $500 million of the Fund's average daily net assets, and 0.20% of the Fund's average daily net assets in excess of $1 billion.



THE SPONSOR AND DISTRIBUTOR



     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Fund. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust; however, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.



     Under the Distribution Plan (the "Plan") adopted by the Fund for its Investor Shares, the Fund may pay directly or reimburse PFD Inc. monthly (subject to a limit of 0.50% per annum of the average daily net asset value of the outstanding Investor Shares of the Fund) for costs and expenses of PFD Inc. in connection with the distribution of Investor Shares of the Fund. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of sales employees or agents of PFD Inc., including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of Investor Shares, including promotional incentives and fees calculated with reference to the average daily net asset value of Investor Shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of Investor Shares of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of prospectuses to current shareholders and the operation of its Plan, including related legal and accounting fees. The Fund will not be liable for distribution expendi-tures made by PFD Inc. in any given year in excess of the maximum annual amount payable under the Plan for that Fund. All payments made under the Plan for Investor Shares are borne entirely by the Fund's Investor Shares.



     PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of Investor Shares of the Fund and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive will take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Investments, Inc.



ADMINISTRATIVE SERVICES



     The Fund has also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's Officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to the Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for the Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS



     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Fund's Institutional Shares, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Investor Shares of the Fund owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be home entirely by the Fund's Investor Shares.



     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.



     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.



OTHER EXPENSES



     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Fund include legal auditing expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfo-lio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of the Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Fund. Trust expenses directly attributable to a particular Investment portfolio in the Trust are charged to that portfolio, and expenses attributable to a particular class of shares of a portfolio (such as Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.



PORTFOLIO TRANSACTIONS



     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Fund's accounts with brokers or dealers selected by it in its discretion.



     In effecting purchases and sales of portfolio securities for the account of the Fund, the Advisor will seek the best execution of the Fund's orders. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause the Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor.

                              FUND SHARE VALUATION



     The net asset value of each class of shares of the Fund is calculated at 3:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor, Furman Selz and PFD Inc., are accrued daily and taken into account for the purpose of determining the net asset value.



     The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method of valuation of portfolio securities.



                         MINIMUM PURCHASE REQUIREMENTS



     The minimum initial investment in the Fund is $500, except that the minimum is $250 for an IRA. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A separate application is required for IRA investments.



                          PURCHASE OF INVESTOR SHARES



     The following purchase procedures do not apply to certain trust or other accounts that are managed by First Interstate Bancorp, its subsidiaries or affiliates. An account customer should consult his or her account officer for proper instructions.



     All funds received by the Trust are invested in full and fractional Investor Shares of the Fund. Certificates for Investor Shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Fund reserves the right to reject any purchase.

     An investment may be made using any of the following methods:



     Through an Authorized Broker, Investment Advisor or Service
Organization. Investor Shares are available to new and existing shareholders through authorized brokers, investment advisors and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment advisor or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf on that day.



     Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of the Fund's net asset value and transmitted to the Trust prior to the close of its business day (which is currently 9:00 a.m., Pacific time (12:00 p.m., Eastern time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.



     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. To purchase Investor Shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services. They will establish a record of information for the wire to ensure its correct processing. You can reach the Wire Desk at 1-800-662-9417.



     Have your bank wire funds using the following instructions: Fiduciary Trust Company



            Kansas City, MO 64105


            ABA #1010-0362-1


            Account #7527950


            Further Credit to: Fund Name



     As long as you have read the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. With the Purchase Application, the shareholder can specify other distribution options and add any special features offered by the Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.


     Automatic Investment Program. An eligible shareholder may also participate in the Pacifica Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund accounts. Contact the Trust at 1-800-662-8417 for more information about the Pacifica Automatic Investment Program.



                         INDIVIDUAL RETIREMENT ACCOUNTS



     The Fund may be used as a funding medium for IRAs. Investor Shares may also be purchased for IRAs established with an affiliate of First Interstate Bancorp or other authorized custodians. In addition, an IRA may be established through a custodial account with Investors Fiduciary Trust Company. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each IRA, and there will be a $10.00 termination fee when the account is closed. For more information, call the Fund at 1-800-662-8417.



                          EXCHANGE OF INVESTOR SHARES



     The Fund offers two convenient ways to exchange Investor Shares in the Fund for Investor Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to Furman Selz, Mutual Fund Department 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Investor Shares of one portfolio for Investor Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order, plus any applicable sales charge.



     An exchange is taxable as a sale of a security; however, if the Fund maintains a net asset value of $1.00 per share, no gain or loss would be realized upon an exchange of Fund shares. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.



     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of Investor Shares, equal to the excess of the sales load applicable to the Investor Shares to be acquired over the amount of any sales load previously paid on the Investor Shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which a sales load paid to acquire Investor Shares of the Fund may not be taken into account in determining gain or loss on the disposition of those Investor Shares.



     In addition, Institutional Shares of the Fund may be exchanged for Investor Shares of the Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.



     Exchange by Mail. To exchange Investor Shares of the Fund by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number, (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including a member of a national securities exchange or by a commercial bank or trust company, broker-dealers, credit unions and savings associations.



     Exchange by Telephone. To exchange Investor Shares of the Fund by telephone, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representa-tive the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Fund. Telephone exchanges are automatically available unless the shareholder indicates he does not wish to have this privilege by checking the "no" box on the Purchase Application. See "Redemption of Investor Fund Shares -- By Telephone" for a discussion of telephone transactions generally.



                         REDEMPTION OF INVESTOR SHARES



     Shareholders may redeem their Investor Shares, in whole or in part, on any Business Day. Investor Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the Trust. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be recognized on a redemption of shares of the Fund because the Fund seeks to maintain a net asset value of $1.00 per share.



     Where the Investor Shares to be redeemed have been purchased by check, the Trust may delay payment of the redemption proceeds until the purchasing check has cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the Investor Shares are redeemed, dividends on the Investor Shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.



     Once the Investor Shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Fund may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates.



     To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Trust has no present intention to do so, it reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers or U.S. mail. The services offered by the Fund may be modified or terminated at any time. If the Fund terminates any particular service, they will do so only after giving written notice to shareholders.



     You may redeem your Investor Shares using any of the following methods:



     Through an Authorized Broker, Investment Advisor or Service
Organization. You may redeem your Investor Shares by contacting your broker or investment advisor and instructing him or her to redeem your Investor Shares. He or she will then contact PFD Inc. and place a redemption trade on your behalf. He or she may charge you a fee for this service.



     By Mail. You may redeem your Investor Shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming Investor Shares; (ii) your account number, (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.



     By Telephone. You may redeem your Investor Shares by calling the Fund toll free at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Fund. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Fund requires some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions.



     By Wire. You may redeem your Investor Shares by contacting the Fund by mail or telephone and instructing them to send a wire transmission to your personal bank.

     Your instructions should include: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming Investor Shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and a copy of a void check from the account where proceeds are to be wired is attached to the Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf.



     The above-mentioned services "By Telephone" and "By Wire" are not available for IRAs and trust clients of an affiliate of First Interstate Bancorp.



     Systematic Withdrawal Plan. An owner of $10,000 or more of Investor Shares of the Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of Investor Shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the Investor Shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.



     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem, on not less than 30 days' notice, an account in the Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient Investor Shares to bring the value of the account above $500, this restriction will not apply.



     Redemption in Kind. All redemptions of Investor Shares of the Fund shall be made in cash, except that the commitment to redeem Investor Shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.



                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX



     The Fund intends to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.



     The Fund intends to distribute to its Investor shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund will declare distributions of investment company income daily and pay those dividends monthly. The Fund intends to distribute to its Investor shareholders, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will first be applied against capital gains.



     Distributions will be paid in additional Investor shares of the Fund based on the net asset value at the close of business on the payment date of the distribution, unless the Investor shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.



     Investor shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or net short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Investor shares. Distributions are taxable in the same manner whether received in additional shares or in cash.



     Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.



     A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund during October, November, or December of that year to Investor shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Investor shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.



     The dividends paid by the Fund are not expected to qualify for the dividends-received deduction available to corporations.



     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to Investor shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.



     Investor shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES



     U.S. Treasury Obligations. U.S. Treasury securities are obligations issued by the U.S. Treasury. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.



     Stripped Obligations. The Fund may invest in U.S. Treasury obligations offered under the STRIPS or CUBES programs. Such obligations may represent future interest or principal payments. These stripped securities are direct obligations of the U.S. Government and clear through the Federal Reserve book-entry system. Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.



     Securities Issued by Other Investment Companies. The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund. The Fund may only invest in investment companies which restrict their portfolio investments solely to the same investment instruments that are permissible investments for the Fund.



                            INVESTMENT RESTRICTIONS



     The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the Fund's outstanding shares. The following description summarizes several of the Fund's fundamental restrictions, which are set forth in full in the SAI.



The Fund may not:



     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.



     2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.



     3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.



     4. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.



     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Fund will not at any time have more than 10% of its respective net assets invested in illiquid securities.



                               OTHER INFORMATION



CAPITALIZATION



     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.



     The Board of Trustees has authorized the issuance of three classes of shares in the Fund -- Investor Shares, Institutional Shares and Service Shares. Each share of the Fund represents an equal proportionate interest in the Fund with other shares of the same class and is entitled to cash dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.



     The Fund's Institutional Shares, Investor Shares and Service Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has not approved a Distribution Plan with respect to Institutional Shares. The Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's outstanding Institutional Shares and Service Shares owned by shareholders with whom a Service Organization has a servicing relationship. Because of the "class expenses," the performance of the Fund's Institutional Shares is expected to be higher than the performance of its Investor Shares and Service Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares and Service Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Fund's Institutional Shares and Service Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.



     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and should be considered remote.



VOTING



     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of the Fund's shares. Voting rights are not cumulative.



     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16 (c) of the 1940 Act.



     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.



PERFORMANCE INFORMATION



     The Fund may, from time to time, include yield data in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields of the Fund are mandated by the SEC.



     Quotations of "yield" for the Fund will be based on the income received by a hypothetical investment (less a pro-rata share of Fund expenses) over a particular seven-day period, which is then "annualized"' (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).



     "Effective yield" for the Fund is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends.



     Quotations of yield reflect only the performance of the Fund during the particular period on which the calculations are based. Yield and effective yield for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the expenses of the Fund and no reported performance figure should be considered an indication of performance which may be expected in the future.


     For purposes of comparison, the Fund may, from time to time, quote performance information from IBC/Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746. IBC/Donoghue's MONEY MARKET AVERAGE is a widely recognized index of money market fund performance. Figures reflect average yields of all taxable money funds included in IBC/Donoghue's index. IBC/Donoghue's 100% U.S. TREASURY MONEY FUND AVERAGE is a component of this average and reflects average yields of all taxable U.S. Treasury money funds. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield for the Fund, see "Other Information -- Performance Information" in the SAI.



ACCOUNT SERVICES



     All transactions in shares of the Fund will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Fund has been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.



SHAREHOLDER INQUIRIES



     All shareholder inquiries should be directed to the Fund at 237 Park Avenue, Suite 910, New York, New York 10017.



General and Account Information: (800) 662-8417.



     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR

IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.



     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                      PACUSIV-2/96

                          [PACIFICA LOGO]


                          (INSTITUTIONAL SHARES)

                          PACIFICA 100% U.S. TREASURY
                          MONEY MARKET FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                             (INSTITUTIONAL SHARES)



                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417
                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")



                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
                        ("FURMAN SELZ" OR THE "SPONSOR")



                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")



    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Institutional Shares of the following portfolio (the "Fund"):



    - Pacifica 100% U.S. Treasury Money Market Fund



    This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for information about the Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address or information number printed above.

                          ----------------------------


    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996.

                               TABLE OF CONTENTS



                                                            PAGE
                                                            ----
HIGHLIGHTS...............................................     3
FUND EXPENSES............................................     5
FEE TABLE -- INSTITUTIONAL SHARES........................     5
THE FUND.................................................     7
INVESTMENT POLICIES AND PRACTICES
  OF THE FUND............................................     7
RISKS OF INVESTING IN THE FUND...........................     8
MANAGEMENT OF THE FUND...................................     8
FUND SHARE VALUATION.....................................    12
PURCHASE AND REDEMPTION OF
  INSTITUTIONAL SHARES...................................    12
EXCHANGE OF INSTITUTIONAL SHARES.........................    15
DIVIDENDS, DISTRIBUTIONS AND
  FEDERAL INCOME TAX.....................................    16
DESCRIPTION OF SECURITIES AND
  INVESTMENT PRACTICES...................................    18
INVESTMENT RESTRICTIONS..................................    18
OTHER INFORMATION........................................    19

                                   HIGHLIGHTS


INVESTMENT OBJECTIVES AND POLICIES OF THE FUND



     The investment objective of the 100% U.S. Treasury Money Market Fund is to seek as high a level of current income as is consistent with liquidity and maximum safety of principal. The Fund pursues this objective by investing exclusively in obligations of the U.S. Treasury which are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and which have remaining maturities not exceeding 397 days.


     For additional information concerning the investment policies, practices and risk considerations of the Fund, see "The Fund," "Investment Policies and Practices of the Fund" and "Risks of Investing in the Fund" in this Prospectus.


RISKS OF INVESTING IN THE FUND


     The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so. The Fund may not achieve as high a level of current income as other funds that do not limit their investments to the high quality U.S. Treasury securities in which the Fund invests. The Fund's performance will fluctuate based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, interest rate levels and general market conditions.

     There is no assurance that the Fund will achieve its investment objective.


MANAGEMENT OF THE FUND


     First Interstate Capital Management, Inc. acts as investment advisor to the Fund. For its services, the Advisor is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Institutional Shares" and "Management of the Fund" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Fund. Furman Selz provides certain management and administrative services to the Fund, and is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Fund's shares.

     Fees and expenses charged to the Fund are outlined on page 5 of this Prospectus.


               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS


     Purchase orders for the Fund received 9:00 a.m., Pacific time (12:00 p.m., Eastern time), will become effective that day.



     Institutional Shares of the Fund are purchased at net asset value without a sales charge.


     Shareholders may purchase, redeem or exchange Institutional Shares by telephone.


     All dividends and distributions will be automatically reinvested at net asset value in additional Institutional Shares of the Fund unless cash payment is requested.



     - Distributions for the Fund are generally paid quarterly.



     For additional information on how to purchase and redeem Institutional Shares of the Fund, see "Purchase and Redemption of Institutional Shares" and "Exchange of Institutional Shares."

                                 FUND EXPENSES

     The following table lists the costs and expenses that an investor will incur either directly or indirectly as an Institutional shareholder of the Fund. The information is based on estimated amounts for the initial fiscal year of the Fund.

                       FEE TABLE -- INSTITUTIONAL SHARES


SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)..........        None
  Maximum Sales Load Imposed on Reinvested
     Dividends
     (as a percentage of offering price)..........        None
  Deferred Sales Load (as a percentage of
     redemption proceeds).........................        None
  Redemption Fees.................................        None
  Exchange Fee....................................        None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)*................        0.00%
  Other Expenses (after waivers)**................        0.25%
                                                          ----
TOTAL FUND OPERATING EXPENSES:
  (after waivers)***..............................        0.25%
                                                          =====


---------------

  * Management Fees (before waivers) would be 0.30%.

 ** Other Expenses (before waivers) would be 0.35% and are estimated.

*** Total Fund Operating Expenses (before waivers) would be 0.65%.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Fund's Institutional Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Fund.



EXAMPLE:(++)



     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:



                          1 YEAR       3 YEARS
                          -------      --------
                            $2            $8


---------------

(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
  WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                                    THE FUND


     The Fund is a portfolio of a Massachusetts business trust, Pacifica Funds Trust, organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Fund.


                 INVESTMENT POLICIES AND PRACTICES OF THE FUND

     The investment objective of the Fund is to provide investors with as high a level of current income as is consistent with liquidity and maximum safety of principal. The SAI contains the specific investment restrictions which govern the Fund's investments. Those restrictions and the Fund's investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the Fund. Except for the objectives and those restrictions specifically identified as fundamental all other investment policies and practices described in this Prospectus and in the SAI are not fundamental, which means that the Board of Trustees may change them without shareholder approval. The Advisor selects investments and makes investment decisions based on the investment objective and policies of the Fund.


     The Advisor selects only those U.S. dollar-denominated debt instruments for the Fund which meet the high quality, credit risk standards established by the Fund's Board of Trustees. The Fund will not maintain a dollar-weighted average portfolio maturity that exceeds 90 days nor purchase any instrument with a remaining maturity of greater than 397 calendar days.


     The Fund restricts its investment to U.S. Treasury securities. Securities issued by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. It should be noted that neither the United States Government, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares. Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality which are more subject to market volatility.


     The types of securities and investment practices used by the Fund are described in greater detail under the section "Description of Securities and Investment Practices" on page 18 of this Prospectus.

                         RISKS OF INVESTING IN THE FUND

     The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so. The Fund's performance will fluctuate based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, interest rate levels and general market conditions.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Fund's executive officers, may be found in the SAI under the heading "Management Trustees and Officers."


THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.


     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Advisor is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.


     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states.



     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.


     For the advisory services it provides to the Fund, FICM is entitled to receive from the Fund fees, payable monthly, at the annual rate of 0.30% of the first $500 million of the Fund's average daily net assets, 0.25% of the next $500 million of the Fund's average daily net assets, and 0.20% of the Fund's average daily net assets in excess of $1 billion.


THE SPONSOR AND DISTRIBUTOR



     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Fund. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust. However, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.



     PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of Institutional Shares of the Fund and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive will take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Investments, Inc.



ADMINISTRATIVE SERVICES



     The Fund has also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's Officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for the Fund for an annual fee of $30,000 plus out-of-pocket expenses.



SERVICE ORGANIZATIONS



     Various banks (including banks affiliated with First Interstate Bancorp), trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services with respect to the Fund's Institutional Shares, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the average daily net asset value of the outstanding Institutional Shares of the Fund owned by shareholders with whom a Service Organization has a servicing relationship. These fees will be borne entirely by the Fund's Institutional Shares.


     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest a specified amount in the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.


     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


OTHER EXPENSES



     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Fund. Trust expenses directly attributable to the Fund are charged to the Fund, and expenses attributable to a particular class of shares of a Fund (such as Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.



PORTFOLIO TRANSACTIONS


     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Advisor will seek the best execution of the Fund's orders. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor.


                              FUND SHARE VALUATION


     The net asset value of each class of shares of the Fund is calculated at 3:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor, Furman Selz and PFD Inc., are accrued daily and taken into account for the purpose of determining the net asset value.


     The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                PURCHASE AND REDEMPTION OF INSTITUTIONAL SHARES

     Institutional Shares of the Fund are sold without a sales load on a continuous basis primarily to customers ("Customers") of affiliate, franchise or correspondent banks of First Interstate Bancorp and other selected institutions ("Institutions"). Customers may include individuals, trusts, partnerships and corporations. Share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the Institution involved. Institutions (or their nominees) will normally be the holders of record of Institutional Shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of Institutional Shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Fund will be governed by the Customers' account agreements with an Institution. Investors wishing to purchase Institutional Shares of the Fund should contact their account representatives.


     Shares of the Fund are sold at net asset value per share next determined after a purchase order has become effective. Purchase orders by an Institution for Institutional Shares in the Fund must be received by the Trust by 9:00 a.m., Pacific time (12:00 p.m., Eastern time), on any Business Day. Payment for such shares may be made by Institutions in Federal funds or other funds immediately available to the Trust's custodian no later than 9:00 a.m., Pacific time (12:00 p.m., Eastern time), on the next Business Day following the receipt of the purchase order.


     It is the responsibility of Institutions to transmit orders for purchases by their Customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the Institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with an Institution. In addition, an Institution may receive fees from the Fund with respect to the investments of its Customers as described above under "Management of the Fund." Payments for Institutional Shares of the Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information see "Additional Purchase and Redemption Information" in the SAI.

     The Trust reserves the right to reject any purchase order. Payment for orders which are not received will be returned after prompt inquiry. The issuance of Institutional Shares is recorded on the books of the Fund, and share certificates are not issued.

     Neither the Trust, the Distributor nor Furman Selz will be responsible for the authenticity of telephone instructions for the purchase or redemption of Institutional Shares where such instructions are reasonably believed to be genuine. Accordingly, the Institution will bear the risk of loss. The Trust will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for any loss, damage or expense arising from such instructions that prove to be fraudulent or unauthorized.

     Redemption requests are effected at the net asset value per share next determined after receipt of a redemption request in good order by the Trust. Institutional Shares held by an Institution on behalf of its Customers must be redeemed in accordance with instructions and limitations pertaining to the account at the Institution. The Trust intends to pay cash for all Institutional Shares redeemed, but in unusual circumstances may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Share balances may be redeemed pursuant to arrangements between Institutions and investors. It is the responsibility of an Institution to transmit redemption requests to the Trust and to credit its Customers' accounts with the redemption proceeds on a timely basis. The redemption proceeds for Institutional Shares of the Fund are normally wired to the redeeming Institution the following Business Day after receipt of the request by the Trust. The Trust reserves the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect the Fund.

     All redemptions of Institutional Shares of the Fund shall be made in cash, except that the commitment to redeem Institutional Shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

     A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be recognized on a redemption of shares of the Fund because the Fund seeks to maintain a net asset value of $1.00 per share.

                        EXCHANGE OF INSTITUTIONAL SHARES


     The Fund offers a convenient way to exchange Institutional Shares in the Fund for Institutional Shares in another investment portfolio of the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the investment portfolio into which the exchange will occur, which is available without charge and can be obtained by writing to Furman Selz, Mutual Fund Department, 237 Park Avenue, Suite 910, New York, New York 10017, or by calling 1-800-662-8417. A shareholder may not exchange Institutional Shares of one portfolio for Institutional Shares of another portfolio if both or either are not qualified for sale in the state of the shareholder's residence. The Trust may terminate or amend the terms of the exchange privilege at any time.


     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by the Trust in good order.

     An exchange is taxable as a sale of a security; however, if the Fund maintains a net asset value of $1.00 per share, no gain or loss would be realized upon an exchange of Fund shares. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.


     To exchange Institutional Shares, or if you have any questions, simply call the Trust at 1-800-662-8417. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the name of the portfolio from and the portfolio into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Fund. Telephone exchanges are automatically available unless the shareholder indicates he is not interested in having this privilege by checking the "no" box on the Purchase Application.


     In addition, Institutional Shares of the Fund may be exchanged for Investor Shares of the Fund in connection with the distribution of assets held in a qualified trust, agency or custodial account maintained with the trust department of a First Interstate or other bank, trust company or thrift institution, or in other cases where Institutional Shares are not held in such qualified accounts. Similarly, Investor Shares may be exchanged for Institutional Shares of the Fund if the shares are to be held in such a qualified trust, agency or custodial account. These exchanges are made without a sales charge at the net asset value of the respective share classes.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     The Fund intends to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.


     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund will declare distributions of investment company income daily and pay those dividends monthly. The Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will first be applied against capital gains.


     Distributions will be paid in additional shares of the Fund based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.


     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or net short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.


     Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.

     A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


     The dividends paid by the Fund are not expected to qualify for the dividends-received deduction available to corporations.


     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.


     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

     U.S. Treasury Obligations.   U.S. Treasury securities are obligations
issued by the U.S. Treasury. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.


     Stripped Obligations. The Fund may invest in U.S. Treasury obligations offered under the STRIPS or CUBES programs. Such obligations may represent future interest or principal payments. These stripped securities are direct obligations of the U.S. Government and clear through the Federal Reserve book-entry system. Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.


     Securities Issued by Other Investment Companies.   The Fund may invest in
securities issued by other investment companies within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund. The Fund may only invest in investment companies which restrict their portfolio investments solely to the same investment instruments that are permissible investments for the Fund.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the Fund's outstanding shares. The following description summarizes several of the Fund's fundamental restrictions, which are set forth in full in the SAI.


The Fund may not:



     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.



     2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.



     3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.



     4. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.


     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Fund will not at any time have more than 10% of its respective net assets invested in illiquid securities.

                               OTHER INFORMATION


CAPITALIZATION



     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.



     The Board of Trustees has authorized the issuance of three classes of shares in the Fund -- Institutional Shares, Investor Shares and Service Shares. Each share of the Fund represents an equal proportionate interest in the Fund with other shares of the same class and is entitled to cash dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.



     The Fund's Institutional Shares, Investor Shares and Service Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has approved a Distribution Plan with respect to Investor Shares of the Fund under which the Trust may pay the Distributor in connection with the distribution of Investor Shares at a rate or rates set from time to time by the Board of Trustees, provided that no rate may exceed the annual rate of 0.50% of the average daily net asset value of Investor Shares of the Fund. In addition, the Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's Shares owned by shareholders with whom a Service Organization has a servicing relationship. Because of the "class expenses", the performance of the Fund's Investor Shares is expected to be lower than the performance of its Institutional Shares and Service Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares, including an automatic investment plan, automatic withdrawal plan and, with respect to certain portfolios, checkwriting. For information regarding the Fund's Investor Shares and Service Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.


VOTING



     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.



     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16 (c) of the 1940 Act.


     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.


PERFORMANCE INFORMATION


     The Fund may, from time to time, include yield data in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields of the Fund are mandated by the SEC.


     Quotations of "yield" for the Fund will be based on the income received by a hypothetical investment (less a pro-rata share of Fund expenses) over a particular seven-day period, which is then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).

     "Effective yield" for the Fund is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends.

     Quotations of yield reflect only the performance of the Fund during the particular period on which the calculations are based. Yield and effective yield for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the expenses of the Fund and no reported performance figure should be considered an indication of performance which may be expected in the future.


     For purposes of comparison, the Fund may, from time to time, quote performance information from IBC/Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746. IBC/Donoghue's MONEY MARKET AVERAGE is a widely recognized index of money market fund performance. Figures reflect average yields of all taxable money funds included in IBC/Donoghue's index. IBC/Donoghue's 100% U.S. TREASURY MONEY FUND AVERAGE is a component of this average and reflects average yields of all taxable U.S. Treasury money funds. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield for the Fund, see "Other Information -- Performance Information" in the SAI.



SHAREHOLDER INQUIRIES


     All shareholder inquiries should be directed to the Fund at 237 Park Avenue, Suite 910, New York, New York 10017.


General and Account Information: (800) 662-8417.


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                      PACUSIS-2/96

                          [PACIFICA LOGO]


                          (SERVICE SHARES)

                          PACIFICA 100% U.S. TREASURY
                          MONEY MARKET FUND


                          PROSPECTUS
                          FEBRUARY 1, 1996


                          [FIRST INTERSTATE BANK LOGO]

                    Investment Advisor to The Pacifica Funds

                              PACIFICA FUNDS TRUST
                                (SERVICE SHARES)

                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                        GENERAL AND ACCOUNT INFORMATION:
                                 (800) 662-8417

                  FIRST INTERSTATE CAPITAL MANAGEMENT, INC. --
                               INVESTMENT ADVISOR
                           ("FICM" OR THE "ADVISOR")


                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR

                        ("FURMAN SELZ" OR THE "SPONSOR")

                 PACIFICA FUNDS DISTRIBUTOR INC. -- DISTRIBUTOR
                       ("PFD INC." OR THE "DISTRIBUTOR")

    Pacifica Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that offers a selection of separate investment portfolios. This Prospectus describes the Service Shares of the following portfolio (the "Fund"):

    - Pacifica 100% U.S. Treasury Money Market Fund


    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for information about the Fund. A Statement of Additional Information (the "SAI"), dated February 1, 1996 (which may be revised from time to time), containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address or information number printed above.



    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


                          ----------------------------

    SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1996

                               TABLE OF CONTENTS


                                                            PAGE
                                                            ----
HIGHLIGHTS...............................................     3
FUND EXPENSES............................................     5
FEE TABLE -- SERVICE SHARES..............................     5
THE FUND.................................................     7
INVESTMENT POLICIES AND PRACTICES
  OF THE FUND............................................     7
RISKS OF INVESTING IN THE FUND...........................     8
MANAGEMENT OF THE FUND...................................     8
FUND SHARE VALUATION.....................................    12
PURCHASE AND REDEMPTION OF SERVICE SHARES................    12
EXCHANGE OF SERVICE SHARES...............................    14
DIVIDENDS, DISTRIBUTIONS AND
  FEDERAL INCOME TAX.....................................    15
DESCRIPTION OF SECURITIES AND
  INVESTMENT PRACTICES...................................    17
INVESTMENT RESTRICTIONS..................................    18
OTHER INFORMATION........................................    18

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND


     The investment objective of the 100% U.S. Treasury Money Market Fund is to seek as high a level of current income as is consistent with liquidity and maximum safety of principal. The Fund pursues this objective by investing exclusively in obligations of the U.S. Treasury which are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and which have remaining maturities not exceeding 397 days.


     For additional information concerning the investment policies, practices and risk considerations of the Fund, see "The Fund," "Investment Policies and Practices of the Fund" and "Risks of Investing in the Fund" in this Prospectus.

RISKS OF INVESTING IN THE FUND

     The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so. The Fund may not achieve as high a level of current income as other funds that do not limit their investments to the high quality U.S. Treasury securities in which the Fund invests. The Fund's performance will fluctuate based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, interest rate levels and general market conditions.

     There is no assurance that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

     First Interstate Capital Management, Inc. acts as investment advisor to the Fund. For its services, the Advisor is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. See "Fee
Table -- Service Shares" and "Management of the Fund" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Fund. Furman Selz provides certain management and administrative services to the Fund, and is entitled to receive a fee from the Fund at an annual rate based on the Fund's average daily net assets. PFD Inc. distributes the Fund's shares.


     Fees and expenses charged to the Fund are outlined on page 5 of this Prospectus.

               GUIDE TO INVESTING IN THE PACIFICA FAMILY OF FUNDS


     Purchase orders for the Fund received in proper order by 9:00 a.m., Pacific time (12:00 p.m., Eastern time), will become effective that day.


     Service Shares of the Fund are purchased at net asset value without a sales charge.

     All dividends and distributions will be automatically reinvested at net asset value in additional Service Shares of the Fund unless cash payment is requested.


     - Distributions for the Fund are generally paid monthly.


     For additional information on how to purchase and redeem Service Shares of the Fund, see "Purchase and Redemption of Service Shares" and "Exchange of Service Shares."

                                 FUND EXPENSES

     The following table lists the costs and expenses that an investor will incur either directly or indirectly as a Service shareholder of the Fund. The information is based on estimated amounts for the initial fiscal year of the Fund.

                          FEE TABLE -- SERVICE SHARES


SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)...............    None
  Maximum Sales Load Imposed on Reinvested Dividends
     (as a percentage of offering price)...............    None
  Deferred Sales Load
     (as a percentage of redemption proceeds)..........    None
  Redemption Fees......................................    None
  Exchange Fee.........................................    None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (after waivers)(++)..................    .00%
  Other Expenses (after waivers)(++)++.................    .45%
                                                         ------
TOTAL FUND OPERATING EXPENSES:
  (after waivers)(++)++++..............................    .45%
                                                         ------


---------------


(++) Management Fees (before waivers) would be .30%.
(++)++ Other Expenses (before waivers) would be .50% and are estimated.
(++)++++ Total Fund Operating Expenses (before waivers) would be
     .80%.

     The purpose of this table is to assist shareholders in understanding the various costs and expenses that an investor in the Fund's Service Shares will bear. The table does not reflect any charges that may be imposed by a First Interstate Bank or other institutions directly on their customer accounts in connection with investments in the Fund.


EXAMPLE:(++)

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:


                       1 YEAR       3 YEARS
                       ------       -------
                        $  4         $  14


---------------
(++) THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES
     WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
     OR FUTURE ANNUAL RETURN; ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

                                    THE FUND

     The Fund is a portfolio of a Massachusetts business trust, Pacifica Funds Trust, organized under the laws of the Commonwealth of Massachusetts as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Fund and elects the officers of the Fund.

                 INVESTMENT POLICIES AND PRACTICES OF THE FUND

     The investment objective of the Fund is to provide investors with as high a level of current income as is consistent with liquidity and maximum safety of principal. The SAI contains the specific investment restrictions which govern the Fund's investments. Those restrictions and the Fund's investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the Fund. Except for the objectives and those restrictions specifically identified as fundamental all other investment policies and practices described in this Prospectus and in the SAI are not fundamental, which means that the Board of Trustees may change them without shareholder approval. The Advisor selects investments and makes investment decisions based on the investment objective and policies of the Fund.

     The Advisor selects only those U.S. dollar-denominated debt instruments for the Fund which meet the high quality, credit risk standards established by the Fund's Board of Trustees. The Fund will not maintain a dollar-weighted average portfolio maturity that exceeds 90 days nor purchase any instrument with a remaining maturity of greater than 397 calendar days.

     The Fund restricts its investment to U.S. Treasury securities. Securities issued by the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. It should be noted that neither the United States Government, nor any agency or instrumentality thereof, has guaranteed, sponsored or approved the Fund or its shares. Generally, securities in which the Fund invests will not earn as high a yield as securities of longer maturity and/or of lesser quality which are more subject to market volatility.


     The types of securities and investment practices used by the Fund are described in greater detail under the section "Description of Securities and Investment Practices" on pages 16 and 17 of this Prospectus.

                         RISKS OF INVESTING IN THE FUND

     The Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Fund will always be able to do so. The Fund's performance will fluctuate based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, interest rate levels and general market conditions.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees are Dennis W. Draper, Joseph N. Hankin, John E. Heilmann, Jack D. Henderson and Richard A. Wedemeyer. Information about the Trustees, as well as the Fund's executive officers, may be found in the SAI under the heading "Management Trustees and Officers."

THE ADVISOR: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.

     First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment advisor to the Trust. FICM manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Advisor is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

     FICM is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states.


     On January 24, 1996, First Interstate Bancorp signed a definitive merger agreement to merge with Wells Fargo & Company ("Wells Fargo"), a publicly-held bank holding company with its head office at 420 Montgomery Street, San Francisco, California 94104. The merger is conditioned upon, among other things, certain regulatory approvals. Upon completion of the merger, currently expected to occur during the second quarter of 1996, FICM will be wholly-owned by Wells Fargo, and the existing investment advisory agreement between the Trust and FICM will automatically terminate. It is contemplated that an application will be filed with the Securities and Exchange Commission to ensure there is no disruption as a result of the merger in the provision of investment advisory services to the Funds, and that a meeting of shareholders will be held not later than 120 days after the merger to approve ongoing investment advisory arrangements for the Funds.


     For the advisory services it provides to the Fund, FICM is entitled to receive from the Fund fees, payable monthly, at the annual rate of 0.30% of the first $500 million of the Fund's average daily net assets, 0.25% of the next $500 million of the Fund's average daily net assets, and 0.20% of the Fund's average daily net assets in excess of $1 billion.

THE SPONSOR AND DISTRIBUTOR


     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Fund. Furman Selz is primarily an institutional brokerage firm with memberships on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. Pacifica Funds Distributor Inc. is an affiliate of Furman Selz and was organized specifically to distribute shares of the Trust. However, offers and sales of shares of the Trust will be made only through Furman Selz or other registered (or exempt) dealers.



     PFD Inc. may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of Service Shares of the Fund and/or other funds distributed by Furman Selz or PFD Inc. during a specific period of time. Such bonus or other incentive will take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses. PFD Inc. has established such a special promotional incentive program with First Interstate Investments, Inc.


ADMINISTRATIVE SERVICES

     The Fund has also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Fund's operations including: (i) general supervision of the operation of the Fund including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's Officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund. Pursuant to a Services Agreement with the Trust, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15.00 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement with the Trust, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for the Fund for an annual fee of $30,000 plus out-of-pocket expenses.

SERVICE ORGANIZATIONS


     The Fund has entered into Servicing Agreements with certain banks and other institutions that are record shareholders of the Fund's Service Shares ("Service Organizations"). The Service Organizations render support services to their customers ("Customers"), who are the beneficial owners of Service Shares, in consideration of the Fund's payment (on an annualized basis) of up to 0.25% of the average daily net asset value of the Service Shares held by the Service Organizations for the benefit of their Customers. From time to time, the Service Organizations may waive all or a portion of their fees with respect to Service Shares of the Fund. Such services, which are described more fully in the SAI, include aggregating and processing purchase and redemption requests for Fund shares from Customers and placing net purchase and redemption orders with the Distributor, processing dividend payments from the Fund on behalf of Customers, providing information periodically to Customers showing their positions in Fund shares, and providing sub-accounting with respect to Fund shares beneficially owned by Customers or the information necessary for sub-accounting.


     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continu-ing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES

     The Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, PFD Inc. or the Advisor. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI for additional information on expenses borne by the Fund. Trust expenses directly attributable to the Fund are charged to the Fund, and expenses attributable to a particular class of shares of a Fund (such as Service Organization fees) are charged to that class. Other expenses are allocated proportionately among all of the investment portfolios in the Trust in relation to the net assets of each portfolio or by other means deemed fair and equitable by the Board of Trustees.

PORTFOLIO TRANSACTIONS

     Pursuant to the Investment Advisory Contract, the Advisor places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion.

     In effecting purchases and sales of portfolio securities for the account of the Fund, the Advisor will seek the best execution of the Fund's orders. Purchases and sales of debt securities are generally placed by the Advisor with primary market makers for these securities on a net basis, i.e., without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices.

Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of the order, sale of Fund shares by the broker-dealer, and research provided to the Advisor by the broker-dealer. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Advisor.

                              FUND SHARE VALUATION


     The net asset value of each class of shares of the Fund is calculated at 3:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for each class of shares is computed by dividing the value of the Fund's assets allocable to a particular class, less the liabilities charged to that class by the total number of the outstanding shares of that class. All expenses, including fees paid to the Advisor, Furman Selz and PFD Inc., are accrued daily and taken into account for the purpose of determining the net asset value.


     The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                   PURCHASE AND REDEMPTION OF SERVICE SHARES


     Service Shares of the Fund are sold to Customers of affiliate, franchise or correspondent banks of First Interstate Bancorp and other selected institutions (the "Banks"). Clients of a Bank's trust division, as well as individuals, corporations, partnerships and other businesses which maintain qualified accounts at a Bank (including Individual Retirement and Keogh Plan accounts) may invest in the Funds. Investors purchasing Fund shares may include officers, directors, or employees of a Bank.

     All Service Share purchases are effected through Customers' accounts at their Banks. Differing types of Bank accounts may from time to time purchase Service Shares, including discretionary and non-discretionary personal and other trust accounts, managing agency accounts and custodian accounts. The Fund has no minimum investment requirement, although the Banks may impose account minimums in connection with investments in the Fund.

     Service Shares are purchased through procedures established in connection with the requirements of such Bank accounts. These procedures may include instructions under which a Customer's account is "swept" automatically, usually not less frequently than weekly, and amounts (federal funds) in excess of a minimum balance agreed to by the Bank and the Customer are invested in Service Shares of the Fund as directed by the Customer. The Fund expects that Banks will transmit orders for the purchase of Service Shares arising from automatic investment programs the same day as the "excess" balances are swept. Depending upon the terms of the particular account, a Bank may charge a Customer's account fees for the automatic sweep and other cash management services provided, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. Banks are responsible for providing information concerning these services and any Bank charges to their Customers prior to any purchase of Service Shares, and an investor should read this Prospectus in light of the terms of the investor's Bank account before investing.

     Service Shares normally will be registered in the name of a Bank or a nominee of a Bank. The Bank will receive a written statement at least monthly of each purchase or redemption of shares. Beneficial ownership of Service Shares will be recorded by the Banks and reflected in the account statements provided by such Banks to their Customers at such times as the Banks may determine.

     It is the responsibility of the Banks to transmit orders for purchases of Service Shares by their Customers and for the Banks to deliver required funds on a timely basis. The Fund's Service Shares are sold on a continuous basis, without a sales charge imposed by the Fund, at the per share net asset value next determined after federal funds (which are held on deposit at a Federal Reserve Bank) are received by the Fund.


     The net asset value of the Service Shares of the Fund is computed by dividing the value of the Fund's assets allocated to its Service Shares, less the liabilities charged to that class, by the total number of outstanding shares of that class. The Fund uses the amortized cost method of valuing its securities. This method of valuation assumes a steady rate of payment from the date of purchase until maturity instead of actual changes in market value.

     A Customer may redeem all or part of the value of the Customer's Service Shares in accordance with instructions and limitations pertaining to the account at the Customer's Bank. Consult your Bank for the appropriate procedures to be followed.


     All redemption requests properly received by the Fund from a Bank prior to 9:00 a.m., Pacific time (12:00 p.m. Eastern time), on a day the Fund is open for business, are effected at the next determined net asset value calculated that day. If the redemption request is received at or after 9:00 a.m., Pacific time (12:00 p.m. Eastern time), Service Shares will be redeemed at their next determined net asset value the next business day. It is the responsibility of Banks to transmit redemption orders on a timely basis in accordance with their agreements with Customers.


     The Fund ordinarily will transmit payment for all Service Shares redeemed within two business days after receipt of a redemption request in proper form, but in any event payment will be made within seven days thereafter, except as provided by the rules of the SEC. During the period prior to the time the redemption request is executed, dividends on such Service Shares will accrue and be payable as described under "Dividends, Distributions and Federal Income Taxes," and investors will be entitled to exercise all other beneficial rights of ownership.

     If an investor has agreed with a particular Bank to maintain a minimum balance in an account, and the balance in the account falls below that minimum, the investor may be obliged to redeem all of the investor's Service Class shares in the Fund.

                           EXCHANGE OF SERVICE SHARES

     The Fund's Service Shares may be exchanged without cost for Service Shares of the other Funds distributed by PFD Inc. Exchange requests may be made by a Customer to the Customer's Bank in accordance with the procedures or instructions specified by the Bank. Consult your Bank for the proper procedure to be followed. Banks will be responsible for transmitting the exchange requests from their Customers to the Fund. Exchanges will be made by the Fund following the receipt of an exchange request from a Bank.

     An exchange involves a redemption of all or a portion of the Service Shares in one Fund and the investment of the redemption proceeds in

Service Shares of the other Fund. The redemption will be made at the per share net asset value of the Service Shares to be redeemed next determined after the exchange request is received and accepted by the Fund. The Service Shares of the Fund to be acquired will be purchased at the net asset value of those shares next determined after acceptance of the purchase order in accordance with the Fund's customary policy for accepting investments.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     The Fund intends to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, the Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains over net long-term capital losses). The Fund will declare distributions of investment company income daily and pay those dividends monthly. The Fund intends to distribute, at least annually, substantially all net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will first be applied against capital gains.

     Distributions will be paid in additional shares of the Fund based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, which is received by Furman Selz not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or net short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains designated by the Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.

     A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     The dividends paid by the Fund are not expected to qualify for the dividends-received deduction available to corporations.

     The Fund may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where the Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Fund in their particular circumstances.

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

     U.S. Treasury Obligations. U.S. Treasury securities are obligations issued by the U.S. Treasury. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

     Stripped Obligations. The Fund may invest in U.S. Treasury obligations offered under the STRIPS or CUBES programs. Such obligations may represent future interest or principal payments. These stripped securities are direct obligations of the U.S. Government and clear through the Federal Reserve book-entry system. Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     Securities Issued by Other Investment Companies. The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Advisor or any other affiliate of First Interstate Bancorp. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund. The Fund may only invest in investment companies which restrict their portfolio investments solely to the same investment instruments that are permissible investments for the Fund.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the Fund's outstanding shares. The following description summarizes several of the Fund's fundamental restrictions, which are set forth in full in the SAI.

The Fund may not:

     1. Purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

     2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

     3. Invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

     4. Borrow money except in amounts up to 10% of the value of its total assets at the time of borrowing.

     If a percentage restriction on the investment or use of assets set forth in this Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation, however, the Fund will not at any time have more than 10% of its respective net assets invested in illiquid securities.

                               OTHER INFORMATION

CAPITALIZATION


     Pacifica Funds Trust (formerly Fund Source) was organized as a Massachusetts business trust on July 17, 1984. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.


     The Board of Trustees has authorized the issuance of three classes of shares in the Fund -- Institutional Shares, Investor Shares and Service Shares. Each share of the Fund represents an equal proportionate interest in the Fund with other shares of the same class and is entitled to cash dividends and distributions earned on such shares as are declared in the discretion of the Board of Trustees.

     The Fund's Institutional Shares, Investor Shares and Service Shares bear their pro rata portion of all operating expenses paid by the Fund except for the distribution payments, Service Organization fees and other "class" expenses that are allocated to a particular share class. The Board of Trustees has approved a Distribution Plan with respect to Investor Shares of the Fund under which the Trust may pay the Distributor in connection with the distribution of Investor Shares at a rate or rates set from time to time by the Board of Trustees, provided that no rate may exceed the annual rate of 0.50% of the average daily net asset value of Investor Shares of the Fund. In addition, the Fund may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's outstanding Investor Shares and Service Shares owned by shareholders with whom a Service Organization has a servicing relationship. Because of the "class expenses", the performance of the Fund's Investor Shares is expected to be lower than the performance of its Institutional Shares and Service Shares. The Trust offers various services and privileges in connection with its Investor Shares that are not offered in connection with its Institutional Shares and Service Shares, including an automatic investment plan, automatic withdrawal plan and, certain checkwriting privileges. For information regarding the Fund's Investor Shares and Institutional Shares, contact Furman Selz at 1-800-662-8417 or your Service Organization.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Fund's shareholders, but in the event that a special meeting is held, shareholders of each portfolio offered by the Trust will be entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not on a portfolio-by-portfolio basis, except as required by the 1940 Act or other applicable law. It is contemplated that, as required by the 1940 Act, the shareholders of a portfolio will vote separately on a portfolio-by-portfolio basis on matters relating to a particular portfolio's investment advisory agreement or changes in a portfolio's fundamental investment limitations, and on other matters where the interests of the respective portfolios are not substantially identical. Similarly, shareholders of each portfolio will vote in the aggregate and not by class unless the Trustees determine that the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares. Voting rights are not cumulative.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16 (c) of the 1940 Act.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns either directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, First Interstate Bancorp and its affiliates may be deemed to be controlling persons of the Trust.

PERFORMANCE INFORMATION

     The Fund may, from time to time, include yield data in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yields of the Fund are mandated by the SEC.

     Quotations of "yield" for the Fund will be based on the income received by a hypothetical investment (less a pro-rata share of Fund expenses) over a particular seven-day period, which is then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).

     "Effective yield" for the Fund is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends.

     Quotations of yield reflect only the performance of the Fund during the particular period on which the calculations are based. Yield and effective yield for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the expenses of the Fund and no reported performance figure should be considered an indication of performance which may be expected in the future.

     For purposes of comparison, the Fund may, from time to time, quote performance information from IBC/Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746. IBC/Donoghue's MONEY MARKET AVERAGE is a widely recognized index of money market fund performance. Figures reflect average yields of all taxable money funds included in IBC/Donoghue's index. IBC/Donoghue's 100% U.S. TREASURY MONEY FUND AVERAGE is a component of this average and reflects average yields of all taxable U.S. Treasury money funds. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield for the Fund, see "Other Information -- Performance Information" in the SAI.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Fund at 237 Park Avenue, Suite 910, New York, New York 10017.

General and Account Information: (800) 662-8417.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE,

SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY FIRST INTERSTATE BANCORP OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT ADVISOR
First Interstate Capital Management, Inc.
7501 East McCormick Parkway

Scottsdale, Arizona 85258



ADMINISTRATOR


Furman Selz LLC

230 Park Avenue

New York, New York 10169



DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

INVESTMENT ADVISOR

First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258


ADMINISTRATOR

Furman Selz LLC
230 Park Avenue
New York, New York 10169


DISTRIBUTOR

Pacifica Funds Distributor Inc.
230 Park Avenue
New York, New York 10169


CUSTODIAN

First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019


[PACIFICA LOGO]                      PACUSSER-2/96

                              PACIFICA FUNDS TRUST
                                237 Park Avenue
                           New York, New York  10017
                General and Account Information:  (800) 662-8417
       _________________________________________________________________

         First Interstate Capital Management, Inc.--Investment Advisor
                           ("FICM" or the "Advisor")

              Furman Selz Incorporated--Administrator and Sponsor
                        ("Furman Selz" or the "Sponsor")

                  Pacifica Funds Distributor Inc.--Distributor
                        ("PFD Inc." or the "Distributor")

                      STATEMENT OF ADDITIONAL INFORMATION

        This Statement of Additional Information ("SAI") describes fifteen investment portfolios (the "Funds") managed by First Interstate Capital Management, Inc. The Funds are:

        -        Pacifica Growth Fund
        -        Pacifica Equity Value Fund
        -        Pacifica Balanced Fund
        -        Pacifica Equity Index Fund
        -        Pacifica International Equity Fund
        -        Pacifica Asset Preservation Fund
        -        Pacifica Short-Term Government Bond Fund
        -        Pacifica Intermediate Government Bond Fund
        -        Pacifica Government Income Fund
        -        Pacifica Intermediate Bond Fund
        -        Pacifica Oregon Tax-Exempt Fund
        -        Pacifica Arizona Tax-Exempt Fund
        -        Pacifica California Short-Term Tax-Exempt Fund
        -        Pacifica California Tax-Exempt Fund
        -        Pacifica National Tax-Exempt Fund
        -        Pacifica Government Money Market Fund
        -        Pacifica Money Market Fund
        -        Pacifica National Tax-Exempt Money Market Fund
        -        Pacifica California Tax-Exempt Money Market Fund
        -        Pacifica 100% U.S. Treasury Money Market Fund


        This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectuses for the Funds dated February 1, 1996, as may be revised from time to time (the "Prospectuses"). This SAI contains additional and more detailed information than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses. The Prospectuses may be obtained without charge by writing or calling the Funds at the address or information number printed above. Capitalized terms not otherwise defined herein have the same meaning as in the Prospectuses.

        Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any First Interstate or other bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal.


February 1, 1996.

                               TABLE OF CONTENTS

                                                                                                                          Page
                                                                                                                          ----

GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

INVESTMENT POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         Government Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         Bank Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         Commercial Paper . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         Investment Company Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         Variable and Floating Rate Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         Lending Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         Forward Commitments, When-Issued Purchases and Delayed Delivery Transactions . . . . . . . . . . . . . . . . . .    4
         Mortgage-Backed Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         Asset-Backed Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         Municipal Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         Stand-By Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         Foreign Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         Options Trading  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         Interest Rate Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
         Stock Index Futures Contracts and Options on Stock Index Futures Contracts . . . . . . . . . . . . . . . . . . .   15
         Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         Nationally Recognized Statistical Ratings Organizations  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         Trustees and Officers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         Advisor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
         Distribution of Fund Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
         Administrative Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
         Service Organizations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39

EXPENSES AND EXPENSE LIMITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43

PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
         Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47

TAXATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         All Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
         Tax-Exempt Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54


OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
         Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
         Principal Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
         Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
         Custodian, Transfer Agent and Dividend Disbursing Agent  . . . . . . . . . . . . . . . . . . . .   66
         Performance Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
         Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
         Registration Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74


                                    GENERAL

        Pacifica Funds Trust (the "Trust") is an open-end management investment company currently offering shares in a series of separately managed investment portfolios. The Trust was organized on July 17, 1984 under the name Fund Source. The Trust changed its name to "Pacifica Funds Trust" on February 9, 1993. The Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund were originally organized as investment portfolios of Westcore Trust under the following names: Growth Fund, Short-Term Government Bond Fund, GAMA Fund, Bonds Plus Fund, Oregon Tax-Exempt Fund, Arizona Intermediate Tax-Free Fund and Quality Tax-Exempt Income Fund, respectively. On October 1, 1995, each of these Funds was reorganized as an investment portfolio of the Trust. The Growth Fund, Equity Value Fund, the International Equity Fund and the Equity Index Fund are sometimes collectively referred to hereafter as the "Equity Funds." The Asset Preservation Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Government Income Fund and Intermediate Bond Fund are sometimes collectively referred to hereafter as the "Bond Funds." The Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Short-Term Tax-Exempt Fund, California Tax-Exempt Fund, National Tax-Exempt Fund, the California Tax-Exempt Money Market Fund and the National Tax-Exempt Money Market Fund are sometimes collectively referred to hereafter as the "Tax-Exempt Funds." The California Short-Term Tax-Exempt Fund, California Tax-Exempt Fund and the California Tax-Exempt Money Market Fund are sometimes collectively referred to hereafter as the "California Funds." The Government Money Market Fund, the Money Market Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Exempt Money market Fund and the National Tax-Exempt Money Market Fund are sometimes collectively referred to hereafter as the "Money Market Funds."

                              INVESTMENT POLICIES

        The Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

        Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S.

Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage corporation, Federal Intermediate Credit Banks and Maritime Administration.

        Repurchase Agreements. The repurchase price under repurchase agreements described in the Funds' Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub- custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

        Bank Obligations. For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. A Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will acquire securities issued by foreign branches of U.S. banks or foreign banks only when the Advisor believes that the risks associated with such instruments are minimal.

        Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

        Investment Company Securities. The Funds may invest in securities issued by other investment companies. A Fund will limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole. It is the Funds' policy not to invest in securities issued by other investment companies which pay asset-based fees to the Advisor, the Distributor or their affiliates.

        Variable and Floating Rate Instruments. The Funds may purchase variable rate and floating rate obligations as described in the Prospectuses. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial ability to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the shorter of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

        Variable and floating rate demand instruments acquired by the Tax-Exempt Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide these Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for these Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

        U.S. Government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

        Lending Securities. The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of a particular Fund.

        The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

        Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment (sometimes called delayed-delivery) to purchase securities, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. Because a Fund will set aside cash or liquid high grade debt securities in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

        A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

        When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

        The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

        Mortgage-Backed Securities. As stated in the Prospectuses, certain Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

        There are risks inherent in the purchase of mortgage-packed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that Advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds ,to significantly greater market risks than expected.

        Asset-Backed Securities. To the extent described in the prospectuses, the Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and is likely to be substantially less than the original maturity of the assets underlying the-securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

        Municipal Obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

        The two principal classifications of municipal obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. The Funds' portfolios may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

        There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

        Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privatelyoperated facilities are considered municipal obligations if the interest paid thereon is (subject to Federal alternative minimum tax) exempt from Federal income tax.

        The Tax-Exempt Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

        Information about the financial condition of issuers of municipal obligations may be less available than about corporations a class of whose securities is registered under the Securities Exchange Act of 1934.

        As stated in the Prospectuses, the Advisor, under the supervision of the Board, will make determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

        From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under Federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to Oregon obligations, Arizona obligations and California obligations, as the case may be, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Oregon obligations, Arizona obligations or California obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

        Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

        Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Oregon Tax-Exempt, Arizona Tax-Exempt Fund, National Tax-Exempt Fund and California Short-Term Tax-Exempt Fund may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

        As stated in the Prospectuses, certain Bond Funds may, when deemed appropriate by the Advisor in light of a Fund's investment objective, invest in obligations issued by state and local governmental issuers. Dividends paid by one of the Bond Funds that are derived from interest of municipal obligations would be taxable to the Fund's shareholders for Federal income tax purposes.

        Stand-By Commitments. Each of the Tax-Exempt Funds may acquire stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

        Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

        Each Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. Each Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Advisor, will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

        Each Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying municipal obligations, which would continue to be valued in accordance with the ordinary method of valuation employed by the Funds. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value.

        Foreign Securities. Because certain Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

        The Equity Value Fund, Balanced Fund, Asset Prevention Fund, Government Income Fund, the International Equity Fund and the Equity Index Fund may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between. currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

        The Equity Funds and the Balanced Fund may also invest in ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which could reduce the yield on such securities. Some institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

        Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

        Options Trading. Certain Funds may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

        A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

        The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds, custodian in an amount not less than the exercise price of the option at all times during the option period.

        A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.


        When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

        There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

        Interest Rate Futures Contracts. The Asset Preservation Fund and Government Income Funds may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and threemonth U.S. Treasury bills.

        Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa).

Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Advisor anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Advisor expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.


        Stock Index Futures Contracts and Options on Stock Index Futures Contracts (The Equity Value Fund, Balanced Fund, Equity Index Fund and Growth
Fund). A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.


        Stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

        The Equity Value Fund, Balanced Fund and the Equity Index Fund may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

        The Advisor expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of the Funds, common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transactions rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds will realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds will realize a loss.

        Borrowing. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Each Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets.

        Nationally Recognized Statistical Ratings Organizations. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

        The payment of principal and interest on debt securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

                            INVESTMENT RESTRICTIONS

        The Funds are subject to the investment limitations enumerated below which may be changed with respect to a particular Fund only by a vote of a majority of the holders of such Fund's outstanding shares (as defined under "Other Information -- Voting Rights" below).

        With respect to the Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund, no Fund may:

        1. Purchase or sell commodity contracts (including futures contracts with respect to the Arizona Tax-Exempt Fund and the Tax-Exempt Bond
Fund), or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and with respect to the Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund and Oregon Tax-Exempt Fund, each Fund may enter into futures contracts and related options.

        2. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

        3. Purchase securities of companies for the purpose of exercising control.

        4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940.

        5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

        6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Oregon Tax-Exempt Fund may enter into transactions in futures contracts and related options and except that the Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund and Intermediate Bond Fund may enter into transactions in options on securities, futures contracts and options on futures contracts.

        7. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or in its Prospectus are not deemed to be pledged for purposes of this limitation.

        With respect to the Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, and Intermediate Bond Fund, no Fund may:

        1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of a Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by a Fund or the Trust, except that up to 25% of the value of a Fund's total assets may be invested without regard to these limitations.

        2. Purchase any securities that would cause 25% or more of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

        3. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

        4. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

        With respect to the Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund, no Fund may:

        1. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except that this limitation shall not apply to the Oregon Tax-Exempt Fund's transactions in futures contracts and related options.

        2. Purchase or sell commodity contracts, including futures contracts, except for futures contracts and related options entered into or purchased by the Oregon Tax-Exempt Fund, or invest in oil, gas or mineral exploration or development programs, except that the Funds may, to the extent appropriate to each Fund's investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

        3. Invest less than 80% of its net assets in securities the interest on which is exempt from Federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the Federal alternative minimum tax are considered taxable.

        4. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

        The Oregon Tax-Exempt Fund may not:

        1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

        2. Purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

        The Arizona Tax-Exempt Fund may not:

        1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

        2. Purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

        The National Tax-Exempt Fund may not:

        1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

        2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

        With respect to the Equity Value Fund, Balanced Fund, Asset Preservation Fund, Government Income Fund, California Short-Term Tax-Exempt Fund, California Tax-Exempt Fund, Government Money Market Fund, Money Market Fund, 100% U.S. Treasury Money Market Fund, California Tax-Exempt Money Market Fund, National Tax-Exempt Money Market Fund, Equity Index Fund and International Equity Fund, no Fund, except as indicated, may:

        1. With respect to the Government Money Market Fund, Money Market Fund, 100% U.S. Treasury Money Market Fund, California Tax-Exempt Money Market Fund and National Tax-Exempt Money Market Fund, invest more than 10% of the aggregate value of its total assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand notes requiring receipt of principal note amount on more than seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

        2. Borrow money or pledge or mortgage its assets, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist).

        3. Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectuses or the SAI.

        4. Invest in companies for the purpose of exercising control or management.

        5. Knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) all Funds listed above except the Money Market Funds may invest up to 10% of their net assets in shares of other investment companies.

        6. Invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions.

        7. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% (15% in the case of The California Short-Term Tax-Exempt Fund) of the value of the Fund's total assets.

        8. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

        9. Make loans, except that the Funds may purchase readily marketable debt securities and invest in repurchase agreements and make loans of portfolio securities. No Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% (15% in the case of The California Short-Term Tax-Exempt Fund) of the value of its total assets.

        10. Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

        11. Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

        12. Mortgage, pledge, or hypothecate any of its assets, except as described in Investment Restriction No. 2.

        13. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, its Advisor, the Sponsor, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

        14. Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

        15. Write, purchase or sell puts, calls or combinations thereof, except that all Funds listed above except the Money Market Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities.

        16. Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation.

        If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and the Funds will not at any time hold more than 15% (10% in the case of the Money Market Funds) of their net assets in illiquid securities. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

        In order to permit the sale of shares in certain states, the Trust may make commitments more restrictive than the investment policies and limitations described above. Should the Trust determine that these commitments are no longer in the best interests of the Trust, it will revoke the commitment by terminating sales of its shares in the states involved.

        In addition, in accordance with current SEC regulations, the Money Market Funds intend, as a non-fundamental policy, to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their respective total assets at the time of purchase, except for 25% of the value of their total assets which may be invested in any one issuer for a period of up to three business days.

                                   MANAGEMENT

Trustees and Officers

        The principal occupations of the Trustees and executive officers of the Funds for the past five years and their ages are listed below. None of the Trustees is deemed to be an "interested person" of the Trust for purposes of the 1940 Act.


                             Position(s) Held               Principal Occupation(s)
Name, Address and Age         with Registrant                 During Past 5 Years
---------------------        -----------------              -----------------------
Joseph N. Hankin             Trustee                        President, Westchester Community
75 Grasslands Road                                          College since 1971; President of
Valhalla, NY  10595                                         Hartford Junior College from 1967
Age:  55                                                    to 1971; Adjunct Professor of
                                                            Columbia University Teachers
                                                            College since 1976.

Richard A. Wedemeyer         Trustee                        Vice President of Performance
17 High Street                                              Advantage, Inc., 17 High Street,
Suite 301                                                   Norwalk, CT 06851 since 1992; Vice
Norwalk, CT  06851                                          President of Jim Henson
Age: 59                                                     Productions from 1979 to 1992;
                                                            Author of In Transition (Harper
                                                            Collins); co-founder and
                                                            co-conductor of Harvard Business
                                                            School Club of New York Career
                                                            Seminar; Trustee of Jim Henson
                                                            Legacy trust.

John E. Heilmann             Trustee                        Retired; Chairman, President and
Old Norwood Plantation                                      Chief Executive Officer,
Wingina, VA  24599                                          Distillers Somerset, Inc. and
Age:  64                                                    Norwood Enterprises, Inc. from
                                                            1987 to 1992.

Dennis W. Draper             Trustee                        Associate Professor of Finance, at
University of Southern                                      University of Southern California
  California                                                since 1978; Director of Data
School of Business                                          Analysis, Inc. (financial services);
Hoffman 701-F                                               and Editorial Board of Chicago
Los Angeles, CA  90089                                      Board of Trade.
Age:  46

                             Position(s) Held               Principal Occupation(s)
Name, Address and Age         with Registrant                 During Past 5 Years
---------------------        -----------------              -----------------------

Jack D. Henderson            Trustee                        Attorney; from April 1989 to
1600 Broadway                                               November 1995, Partner of the law
Suite 1410                                                  firm of Clanahan, Tanner, Downing
Denver, CO  80202                                           Knowlton, P.C.
Age:  68

Michael C. Petrycki          President                      Executive Vice President and
230 Park Avenue                                             Director of Furman Selz since 1984.
New York, NY  10169
Age:  53

Steven D. Blecher            Executive Vice                 Executive Vice President and
230 Park Avenue              President                      Director of Furman Selz since 1983;
New York, NY  10169                                         Vice President, Secretary and
Age:  52                                                    Treasurer of Furman Selz Capital
                                                            Management, Inc. since 1984.

John J. Pileggi              Vice President                 Managing Director of Furman Selz,
237 Park Avenue              and Treasurer                  from 1984 to 1992; Senior Managing
New York, NY  10169                                         Director since 1992 and Director of
Age:  36                                                    Furman Selz since 1994.

Joan V. Fiore                Vice President                 Managing Director and Counsel of
237 Park Avenue              and Secretary                  Furman Selz since 1991; Staff
New York, NY  10017                                         Attorney at the U.S. Securities and
Age:  39                                                    Exchange Commission, Division of
                                                            Investment Management, from 1986
                                                            to 1991.

Donald E. Brostrom           Assistant                      Director, Fund Services, Furman
237 Park Avenue              Treasurer                      Selz Incorporated since 1986;
New York, NY  10169                                         Managing Director of Furman Selz
Age:  37                                                    since 1995.


        Trustees receive from the Trust an annual retainer of $5,000 and a fee of $1,000 for each Board of Trustees meeting and $500 for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

        For the fiscal year ended September 30, 1995, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisor as the Trust or an investment advisor that is an affiliated person of the Trust's investment advisor:



                                                       PENSION OR
                                                       RETIREMENT
                            AGGREGATE               BENEFITS ACCRUED             ESTIMATED       TOTAL COMPENSATION
      NAME OF           COMPENSATION FROM           AS PART OF TRUST          ANNUAL BENEFITS      FROM REGISTRANT
      TRUSTEE               THE TRUST                   EXPENSE               UPON RETIREMENT     AND FUND COMPLEX
--------------------------------------------------------------------------------------------------------------------------
  Dennis W.               $10,456                        $0                        $0                  $10,456
  Draper

  Joseph N.               $11,250                        $0                        $0                  $11,250
  Hankin

  John E.                 $11,250                        $0                        $0                  $11,250
  Heilmann

  Jack D.                 $10,456                        $0                        $0                  $30,956*
  Henderson

  Richard A.              $11,250                        $0                        $0                  $11,250
  Wedemeyer
==========================================================================================================================


*Includes amounts received for service as a member of the Board of Trustees of Westcore Trust.


        The Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Funds as of the date of this SAI.

Advisor

        First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as advisor to the Funds. FICM manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion. See "Portfolio Transactions." FICM also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Funds.

        FICM is a wholly-owned subsidiary of First Interstate Bank of California ("FICAL"). FICAL is the largest banking subsidiary of First Interstate Bancorp. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states.

        Under the terms of the Investment Advisory Contracts between the Trust and FICM, FICM is obligated to manage the Funds' portfolios in accordance with applicable laws and regulations. The investment advisory services provided by FICM to the Funds are not exclusive under the terms of the Investment Advisory Contracts. FICM is free to, and does, render investment advisory services to others. In making its investment decisions, FICM does not use material inside information in the possession of its affiliates.

        The Investment Advisory Contracts for the Funds will continue in effect for a period beyond more than two years from the date of their execution with respect to a particular Fund, only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. Each Investment Advisory Contract may be terminated with respect to a particular Fund without penalty by vote of the Trustees or the shareholders of such Fund, or by the Advisor, on 60 days written notice by either party to the Contract and will terminate automatically if assigned.

        The Investment Advisory Contracts provide that FICM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of such contracts, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of FICM in the performance of its duties or from reckless disregard of its duties and obligations under the Contracts.

        Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as the co-advisors to the Growth Fund and the National Tax-Exempt Fund; First Interstate Bank of Oregon, N.A. served as the advisor to the Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund and Oregon Tax-Exempt Fund; First Interstate Bank of Arizona, N.A. served as the advisor to the Arizona Tax-Exempt Fund. For the fiscal years ended September 30, 1995, May 31, 1995 and May 31, 1994, the previous advisors for these Funds were entitled to receive advisory fees from the Funds at the same annual rates as those currently in effect. For such fiscal years, the previous advisors were entitled to receive the following amounts in advisory fees:


                           Investment Advisory Fees
                           ------------------------


                                 YEAR ENDED
                                 SEPTEMBER 30,        YEAR ENDED        YEAR ENDED
              FUND               1995*               MAY 31, 1995      MAY 31, 1994
  ---------------------------------------------------------------------------------
  Growth Fund                      $34,878             $63,300          $13,655


  Short-Term Government Bond
  Fund                             $65,696            $249,204         $275,549

  Intermediate Government Bond
  Fund                             $52,756            $180,883         $197,768

  Intermediate Bond Fund           $94,698            $275,948         $318,000

  Oregon Tax-Exempt Fund           $84,999            $256,430         $269,574

  Arizona Tax-Exempt Fund          $41,159            $124,904         $128,905

  National Tax-Exempt Fund         $24,173             $67,845          $57,059


*        The Funds changed their fiscal year from May 31 to September 30.


        For the fiscal years ended September 30, 1995, May 31, 1995 and May 31, 1994, the previous advisors for the Funds listed below waived advisory fees and reimbursed expenses in the following amounts:

                        Investment Advisory Fees Waived
                       and Expenses Reimbursed by Advisor



                                YEAR ENDED           YEAR ENDED      YEAR ENDED
             FUND               SEPTEMBER 30,       MAY 31, 1995    MAY 31, 1994
                                1995*
---------------------------------------------------------------------------------
  Growth Fund                      $37,894           $89,494           $75,741

  Short-Term Government
  Bond Fund                        $63,250          $135,679          $178,274

  Intermediate Government
  Bond Fund                        $15,827           $54,265           $43,013

  Intermediate Bond Fund           $     0                $0                $0

  Oregon Tax-Exempt
  Fund                             $43,995           $84,770          $104,948

  Arizona Tax-Exempt
  Fund                             $66,373          $166,803          $172,383

  National Tax-Exempt
  Fund                             $68,667          $145,244          $141,590



*        The Funds changed their fiscal year from May 31 to September 30.


        Prior to March 18, 1994, the advisor for the Equity Value Fund, Balanced Fund, Asset Preservation Fund, Government Income Fund, California Short-Term Tax-Exempt Fund, California Tax-Exempt Fund, Government Money Market Fund and Money Market Fund was San Diego Financial Capital Management, Inc. ("San Diego Financial"), which was a wholly-owned subsidiary of San Diego Trust & Savings Bank ("San Diego Trust"), which in turn was a wholly-owned subsidiary of San Diego Financial Corporation ("SDFC"). On that date, SDFC merged into First Interstate Bancorp and San Diego Trust merged into FICAL. As a result of these transactions, San Diego Financial became an indirect wholly-owned subsidiary of FICAL. On January 12, 1995, San Diego Financial merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of FICAL, which has since changed its name to First Interstate Capital Management, Inc.

        During the fiscal years ended September 30, 1995, September 30, 1994 and September 30, 1993, the Advisor (and previous advisor, as the case may be) was entitled to receive advisory fees from the Funds listed below at the same annual rates as those currently in effect. For such fiscal years, the

Advisor (and previous advisor, as the case may be) were entitled to receive the following amounts in advisory fees:

                            Investment Advisory Fees



                                              YEAR ENDED           YEAR ENDED             YEAR ENDED
                   FUND                     SEPT. 30, 1995       SEPT. 30, 1994         SEPT. 30, 1993
-------------------------------------------------------------------------------------------------------
  Equity Value Fund                          $992,870              $953,400              $  701,500

  Balanced Fund                              $579,850              $683,626              $  503,720

  Asset Preservation Fund                    $251,732              $446,807              $  561,960
  Government Income Fund                     $500,935              $792,907              $  767,575

  California Short-Term Tax-Exempt
  Fund*                                      $ 89,669              $  117,116            $   71,787

  California Tax-Exempt Fund                 $844,113              $1,068,954            $1,036,999
  Government Money Market Fund               $383,269              $  442,842            $  534,447

  Money Market Fund                          $461,445              $  482,643            $  463,402


* The California Short-Term Tax-Exempt Fund commenced operations on January 20, 1993.


        During the fiscal years ended September 30, 1995, September 30, 1994 and September 30, 1993, the Advisor (or previous advisor, as the case may be) waived advisory fees and reimbursed expenses for the Funds listed below in the following amounts:

                        Investment Advisory Fees Waived
                       and Expenses Reimbursed by Advisor



                                               YEAR ENDED            YEAR ENDED            YEAR ENDED
                   FUND                      SEPT. 30, 1995        SEPT. 30, 1994        SEPT. 30, 1993
---------------------------------------------------------------------------------------------------------
  Equity Value Fund                          $      0                          $0                  $808

  Balanced Fund                              $      0                          $0               $21,507

  Asset Preservation Fund                    $      0                          $0               $33,487
  Government Income Fund                     $      0                          $0               $91,292

  California Short-Term Tax-Exempt
  Fund*                                      $ 84,544                    $114,128               $95,431

  California Tax-Exempt Fund                 $      0                          $0              $106,028
  Government Money Market Fund               $      0                          $0                    $0

  Money Market Fund                          $123,052                    $128,705              $123,574


* The California Short-Term Tax-Exempt Fund commenced operations on January 20, 1993.


Distribution of Fund Shares

        The Trust has retained Pacifica Funds Distributor Inc., a subsidiary of Furman Selz, to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated, however, to sell any specific amount of shares.

        Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the distributor of the Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund. ALPS was not entitled to any compensation for its services as distributor for the Funds.

        Under an Investor Shares Distribution Plan, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectuses for costs and expenses of marketing the Investor Shares of the Equity, Bond and Tax-Exempt Funds.

Under a separate Distribution Plan for the Money Market Funds (together with the Investor Shares Distribution Plan, the "Plans"), the Money Market Funds may pay directly or reimburse. the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing their shares. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders covered by the Plan.

        Each Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the Plan without approval of the shareholders of the class of shares to which the Plan relates, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust have been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plans have been approved and are subject to annual approval by the Board of Trustees and by the Trustees who are neither "interested persons" of the Trust nor have any direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans.

        Each Plan is terminable with respect to a Fund time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct indirect financial interest in the operation of the Plan vote of the holders of a majority of the class of shares of that Fund to which the Plan relates.

        During the fiscal year ended September 30, 1995, the following Funds reimbursed the Distributor, pursuant to their Plans, the following amounts:

                                                                             Calif-
                                                                             ornia
                                                                   Cali-     Short-
                                              Asset     Govern-   fornia      Term     Government
                        Equity               Preser-     ment       Tax-      Tax-        Money     Money
                         Value    Balanced    vation    Income     Exempt    Exempt      Market    Market
                         Fund       Fund       Fund      Fund       Fund      Fund        Fund      Fund
--------------------------------------------------------------------------------------------------------------
  Advertising and       $10,769     $3,303    $53,364    $67,100    $53,239     $7,998     $74,215   $38,685
  Promotional
  Materials

  Printing and           $7,068     $6,177    $16,308     $9,001    $27,842     $5,797      $6,448   $12,518
  mailing of
  financial
  statements and
  prospectuses to
  other than current
  shareholders

  Compensation to             0          0          0          0          0          0           0         0
  underwriters
  Compensation to             0          0          0          0          0          0           0         0
  broker/dealers

  Compensation to             0          0          0          0          0          0           0         0
  sales personnel

  Financing charges           0          0          0          0          0          0           0         0

  Total                 $17,837     $9,480    $69,672    $76,101    $81,081    $13,795     $80,663   $51,203



Administrative Services

        Furman Selz provides management and administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' advisor, distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, Furman Selz furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with Furman Selz. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of each Fund.

        The Administrative Services Contract is terminable with respect to a particular Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Administrative Services Contract upon not more than 60 days written notice to Furman Selz or by vote of the holders of a majority of the shares of the Fund involved, or, upon 60 days notice, by Furman Selz. The Administrative Services Contract will terminate automatically in the event of its assignment.

        Prior to October 1, 1995, ALPS served as the administrator for each Fund listed below. For its administration services, ALPS was entitled to receive the following amounts for the fiscal years ended September 30, 1995, May 31, 1995 and May 31, 1994:

                              Administration Fees



                                         YEAR ENDED      YEAR ENDED      YEAR ENDED
                                        SEPTEMBER 30,    MAY 31, 1995   MAY 31, 1994
               FUND                         1995*
------------------------------------------------------------------------------------
  Growth Fund                                $2,329          $4,220           $910

  Short-Term Government Bond                 $6,570         $24,921        $27,601
  Fund

  Intermediate Government Bond               $5,276         $18,088        $20,580
  Fund
  Intermediate Bond Fund                     $9,470         $27,595        $31,800

  Oregon Tax-Exempt Fund                     $8,500         $25,643        $26,957

  Arizona Tax-Exempt Fund                    $4,116         $12,490        $12,890
  National Tax-Exempt Fund                   $2,417          $6,785         $5,706



*        The Funds changed their fiscal year from May 31 to September 30.


        For the fiscal years ended September 30, 1995, May 31, 1995 and May 31, 1994, ALPS waived administration fees for the Funds listed below in the following amounts:

                           Administration Fees Waived



                                    YEAR ENDED         YEAR ENDED        YEAR ENDED
               FUND             SEPTEMBER 30, 1995*   MAY 31, 1995      MAY 31, 1994
-------------------------------------------------------------------------------------
  Growth Fund                             $0             $1,223               $910

  Short-Term Government Bond              $0                 $0                 $0
  Fund

  Intermediate Government Bond            $0                 $0             $3,500
  Fund
  Intermediate Bond Fund                  $0                 $0                 $0

  Oregon Tax-Exempt Fund                  $0                 $0                 $0

  Arizona Tax-Exempt Fund                 $0                 $0                 $0
  National Tax-Exempt Fund                $0             $2,018             $4,210


*       The Funds changed their fiscal year from May 31 to September 30.


        During the years ended September 30, 1995, September 30, 1994   and
September 30, 1993, Furman Selz was entitled to receive administration services fees from the Funds listed below in the following amounts:

                              Administration Fees



                                                      YEAR ENDED        YEAR ENDED        YEAR ENDED
                      FUND                          SEPT. 30, 1995    SEPT. 30, 1994    SEPT. 30, 1993
------------------------------------------------------------------------------------------------------
  Equity Value Fund                                     $330,957          $317,992          $233,834

  Balanced Fund                                         $193,283          $227,896          $167,907

  Asset Preservation Fund                               $143,847          $266,358          $321,120
  Government Income Fund                                $200,374          $317,694          $307,030

  California Short-Term Tax-Exempt Fund*                $ 51,239           $66,924           $41,021

  California Tax-Exempt Fund                            $337,645          $427,178          $414,800
  Government Money Market Fund                          $255,512          $295,228          $356,611

  Money Market Fund                                     $307,630          $321,762          $308,935


* The California Short-Term Tax-Exempt Fund commenced operations on January 20, 1993.


        For the fiscal years ended September 30, 1995, September 30, 1994 and September 30, 1993, Furman Selz waived administration fees for the Funds listed below in the following amounts:

                           Administration Fees Waived



                                                       YEAR ENDED        YEAR ENDED        YEAR ENDED
                      FUND                           SEPT. 30, 1995    SEPT. 30, 1994    SEPT. 30, 1993
------------------------------------------------------------------------------------------------------

  Equity Value Fund                                      $33,096           $31,972           $16,972
  Balanced Fund                                          $19,328           $22,808           $21,652

  Asset Preservation Fund                                $14,385           $26,286           $26,812

  Government Income Fund                                 $20,038           $32,247           $40,348

  California Short-Term Tax-Exempt Fund*                 $51,239           $66,924           $64,664
  California Tax-Exempt Fund                             $33,764           $42,354           $54,855

  Government Money Market Fund                           $25,550           $29,523           $23,652

  Money Market Fund                                      $30,763           $32,176           $20,684


* The California Short-Term Tax-Exempt Fund commenced operations on January 20, 1993.

Service Organizations

        The Trust may also contract with banks (including affiliates of First Interstate Bancorp), trust companies, broker-dealers (other than Furman Selz) or other financial organizations ("Service Organizations") to provide certain administrative services with respect to the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to clients; and providing such other services as the Funds or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation.

        Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

        The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                          EXPENSES AND EXPENSE LIMITS

        Except for the expenses paid by the Advisor, the Distributor    and
Furman Selz, the Funds bear all costs of their operations.

        Currently, California is the only state imposing limitations on the expenses of the Funds. Those expense limitations are 2-1/2 percent of the first $30 million of a Fund's average net assets, 2 percent of the next $70 million and 1-1/2 percent of a Fund's remaining average net assets. If in any fiscal year expenses of the Funds (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Funds imposed by the securities regulations of any state, Furman Selz and the FICM each will reimburse the Funds for a portion of the excess in accordance with the following table:

                                  FUND                                       FURMAN SELZ            FICM
----------------------------------------------------------------------------------------------------------
  Growth Fund                                                                    16%                 84%

  Equity Value Fund                                                              25%                 75%

  Balanced Fund                                                                  25%                 75%
  Asset Preservation Fund                                                        37%                 63%

  Short-Term Government Bond Fund                                                23%                 77%

  Intermediate Government Bond Fund                                              23%                 77%
  Government Income Fund                                                         29%                 71%

  Intermediate Bond Fund                                                         23%                 77%

  Oregon Tax-Exempt Fund                                                         23%                 77%
  Arizona Tax-Exempt Fund                                                        23%                 77%

  California Short-Term Tax-Exempt Fund                                          29%                 71%

  California Tax-Exempt Fund                                                     29%                 71%
  National Tax-Exempt Fund                                                       23%                 77%

  Government Money Market Fund                                                   40%                 60%

  Money Market Fund                                                              40%                 60%
  100% U.S. Treasury Money Market Fund                                           33%                 67%

  California Tax-Exempt Money Market Fund                                        30%                 70%

  National Tax-Exempt Money Market Fund                                          30%                 70%
  Equity Index Fund                                                              37%                 63%

  International Equity Fund                                                      13%                 87%


                        DETERMINATION OF NET ASSET VALUE

        The portfolio instruments of the Money Market Funds are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of each Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by each Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in such Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in each Fund would receive less investment income. The converse would apply in a period of rising interest rates.

        The valuation of Money Market Funds' instruments, based upon their amortized cost and the concomitant maintenance by each Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which the Fund must adhere to certain conditions. Each Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined to present minimal credit risks pursuant to guidelines adopted by the Trustees. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as FOLLOWS: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

        The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Funds' price per share as computed for the purpose of sales and redemptions at a single value. Such procedures will include the determination, at such intervals as the Trustees deem appropriate, of the extent to which each Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Trustees determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Money Market Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Furman Selz. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (1) it will have good and marketable title to the securities received by it; (2) that the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

        Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

        The Trust may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

        In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

        If shares of the Funds are represented by a share certificate, the certificate must be surrendered to the Funds' transfer agent for cancellation before the shares can be redeemed.

        All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.


                             PORTFOLIO TRANSACTIONS

        Investment decisions for the Funds and for the other investment advisory clients of the Advisor are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients while at the same time one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Advisor's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

        The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Advisor is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

        Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless a permissive order allowing such transactions is obtained from the SEC.

        The Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Advisor. By allocating transactions in this manner, the Advisor is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Advisor and its affiliates receive such services.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Advisor may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

        Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


        During the fiscal years ended September 30, 1995, May 31, 1995 and May 31, 1994, the Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund did not pay any brokerage commissions, because all of their portfolio transactions occurred in the over-the-counter market.
During the fiscal years ended September 30, 1995, May 31, 1995 and May 31, 1994, the Growth Fund paid $9,137, $32,392 and $10,939, respectively, in brokerage commissions.


        During the fiscal years ended September 30, 1995, September 30, 1994 and September 30, 1993, the Asset Preservation Fund, Government Income Fund, California Short-Term Tax-Exempt Fund, California Tax-Exempt Fund, Government Money Market Fund and Money Market Fund did not pay any brokerage commissions, because all of their portfolio transactions occurred in the over-the-counter market. During the same time periods, the Equity Value Fund and Balanced Fund paid the following amounts in brokerage commissions:

                           Brokerage Commissions Paid




                                         YEAR ENDED               YEAR ENDED               YEAR ENDED
               FUND                    SEPT. 30, 1995            SEPT. 30, 1994           SEPT. 30, 1993
-------------------------------------------------------------------------------------------------------------
  Equity Value Fund                               $619,124                $247,218                  $368,789

  Balanced Fund                                   $197,751                $104,835                  $149,294



        During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.

Portfolio Turnover

        Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

                                    TAXATION

All Funds

        The Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, in the case of the Funds, (i) stock or securities; (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; and (d) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

        Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of
(1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

        Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax has actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

        A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

        Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders and that will be taxed to stockholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC stock.

        Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net long term capital gains, if any, designated by the Funds as long-term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

        Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which nevertheless generally will be taxable to them.

        Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

        Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or lose on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

        The taxation of equity options is governed by section 1234 of the Code. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.
If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

        Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

        Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

        A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

        Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

        Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

        Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

        Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year if the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

        Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities,, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may off-set only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

        The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

        The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

Tax-Exempt Funds

        The Tax-Exempt Funds intend to manage their portfolios so that they will be eligible to pay "exempt-interest dividends" to shareholders. The Funds will so qualify if, at the close of each quarter of their taxable year, at least 50% of the value of their total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that a Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Funds will inform shareholders annually as to the portion of the distributions from each Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Funds, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

        To the extent that a Tax-Exempt Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

        Upon redemption, sale or exchange of shares in a Tax-Exempt Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

        Deductions for interest expense incurred to acquire or carry shares of a Tax-Exempt Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of a Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as the Funds) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

        Certain of the debt securities acquired by the Tax-Exempt Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

        Some of the debt securities may be purchased by the Tax-Exempt Funds at a discount which exceeds the original issue discount on such securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

        The Tax-Exempt Funds will be required to report to the IRS all distributions of investment company taxable income and net capital gains and gross proceeds from the redemption or exchange of a Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of Federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws.

        A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

        Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal and state income tax are rendered by bond counsel to the issuers. The Funds, the Advisor and their affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

        Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of a Tax-Exempt Fund since the acquisition of shares of a Fund may result in adverse tax consequences to them. In addition, all shareholders of a Fund should consult their tax advisors about the tax consequences to them of their investments in the Fund.

        Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in the Funds may be affected.
Since the Trust does not undertake to furnish tax advice, it is important for shareholders to consult their tax advisors regularly about the tax consequences to them of investing in one or more of the Funds.

                               OTHER INFORMATION

Capitalization

        The Trust is a Massachusetts business trust established under a Declaration of Trust dated July 17, 1984, and consists of series of separately managed portfolios which are described in this SAI. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights.

        In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that, in the case of a Fund offering more than one class of shares, Institutional Shares and Investor Shares of a Fund will each be solely responsible for Service Organization fees and other "class" expenses, if any, that are attributable to the particular share class, and Investor Shares shall be solely responsible for payments made under the Distribution Plan.

Principal Shareholders


        On the dates indicated below primarily all of the outstanding shares of the Funds were held of record by affiliates of First Interstate Bancorp or their nominees as agent or custodian for their customers. On January 17, 1996 the name, address and percentage share ownership of the persons who may have possessed voting or investment power with respect to more than 5% of the outstanding shares of the Funds listed below are as follows:


DIM & Co, Attn:  Mutual Funds A88-4, P.O. Box 9800, Calabasas, CA 91302:




                                                                       Percentage of
                              Fund                                  Outstanding Shares
--------------------------------------------------------------------------------------
  Balanced Fund - Institutional                                            6.92%

  Equity Value Fund - Institutional                                       39.78%

  Government Income Fund - Institutional                                  63.92%

  California Short-Term Tax-Exempt Fund - Institutional                   70.90%

  California Tax-Exempt Fund - Institutional                              88.53%




First Interstate Bank, TTEE, Choicemaster, Attn: Mutual Funds A88-4, P.O. Box 9800, Calabasas, CA 91302:




                                                                   Percentage of
                          Fund                                   Outstanding Shares
--------------------------------------------------------------------------------------

  Balanced Fund - Institutional                                        24.10%

  Equity Value Fund - Institutional                                    12.46%

  Asset Preservation Fund - Institutional                              14.56%

  Government Income Fund - Institutional                               12.64%

  Money Market Fund                                                     7.76%

  Government Money Market Fund                                         14.58%




First Interstate Bank of California, Attn: Fund Accounting ACM Desk, 26610 West Agoura Road, Calabasas, CA 91302:




                                                                   Percentage of
                          Fund                                   Outstanding Shares
--------------------------------------------------------------------------------------

  Money Market Fund                                                    45.11%

  Government Money Market Fund                                         39.85%


First Fidelity Bank, N.A., ATTN: Brenda Roberts, 2-1/2 Witherspoon, Philadelphia, PA 19109:




                                                                   Percentage of
                          Fund                                   Outstanding Shares
--------------------------------------------------------------------------------------
  Government Money Market Fund                                         10.97%




First Interstate Bank, ATTN: Sally Bourdanis, First Interstate Plaza, 100 W. Washington St., Phoenix, AZ 85003-1800:




                                                                   Percentage of
                          Fund                                   Outstanding Shares
--------------------------------------------------------------------------------------

  Money Market Fund                                                    16.22%

  Government Money Market Fund                                         21.98%



VIRG & Co., ATTN: Mutual Funds Dept. A88-4, P.O. Box 9800, Calabasas, CA 91372-0800:




                                                                             Percentage of
                               Fund                                        Outstanding Shares
---------------------------------------------------------------------------------------------
  Money Market Trust                                                              100%

  Short-Term Government Bond Fund - Institutional                                68.94%

  Intermediate Bond Fund - Institutional                                         31.96%

  Intermediate Government Bond Fund - Institutional                              29.53%

  National Tax-Exempt Fund - Institutional                                       69.41%

  Arizona Tax-Exempt Fund - Institutional                                        97.56%

  Growth Fund - Institutional                                                    22.29%

  Equity Value Fund - Institutional                                               7.16%

  Asset Preservation Fund - Institutional                                         7.02%

  Short-Term California Tax-Exempt Fund - Institutional                          12.81%

HEP & Co., ATTN:  MF Dept. A88-4, P.O. Box 9800, Calabasas, CA  91372-0800:




                                                                             Percentage of
                               Fund                                        Outstanding Shares
---------------------------------------------------------------------------------------------
  Short-Term Government Bond Fund - Institutional                                68.94%

  Intermediate Bond Fund - Institutional                                         66.84%

  Intermediate Government Bond Fund - Institutional                              18.53%

  California Tax-Exempt Fund - Institutional                                      5.60%

  Growth Fund - Institutional                                                    73.82%

  Government Income Fund - Institutional                                         20.42%

  Equity Value Fund - Institutional                                              37.13%

  Balanced Fund - Institutional                                                  63.32%

  Asset Preservation Fund - Institutional                                        73.64%

  Short-Term California Tax-Exempt Fund - Institutional                          16.28%





        At January 17, 1996, the following persons owned beneficially or of record 5 percent or more of the outstanding shares of the Funds listed below:



Southern California Business Development Corp., 714 West Olympic Boulevard, Suite 706, Los Angeles, CA 90015-1439:



                                                                   Percentage of
                          Fund                                   Outstanding Shares
-------------------------------------------------------------------------------------

  Short-Term Government Bond Fund - Investor                           6.20%




State Street Bank & Trust Company as custodian for the IRA of James B. Giguette, 7102 N. 43rd Avenue #418, Glendale, AR 85301-2930:




                                                                   Percentage of
                          Fund                                   Outstanding Shares
-------------------------------------------------------------------------------------

  Growth Fund - Investor                                               6.47%


Firnap & Company, c/o First Interstate Bank of Oregon, P.O. Box 2971, Portland, OR 97208-2971:




                                                                    Percentage of
                           Fund                                   Outstanding Shares
-------------------------------------------------------------------------------------
  Oregon Tax-Exempt Fund - Institutional                                  100%

  National Tax-Exempt Fund - Institutional                              30.59%




Jacob Brouwer & Jeanette Brouwer, 1508 W. Mission Road, Escondido, CA
92029-1105:




                                                                   Percentage of
                          Fund                                   Outstanding Shares
-------------------------------------------------------------------------------------

  Asset Preservation Fund - Investor                                   8.98%




California State University, Dominguez Hills Foundation, 1000 E. Victoria Street, Carson, CA 90747-0001:




                                                                   Percentage of
                          Fund                                   Outstanding Shares
-------------------------------------------------------------------------------------
  Asset Preservation Fund - Investor                                   6.93%





Peter Peckham & Nancy Peckham, Trustees for the Peckham Family Trust, 2914 McCall Street, San Diego, CA 92106-3508:



                                                                   Percentage of
                          Fund                                   Outstanding Shares
-------------------------------------------------------------------------------------

  California Tax-Free Fund - Investor                                  5.35%




John C. Marshall, Jr., 6314 Hartley Drive, La Jolla, CA  92037-6325:




                                                                    Percentage of
                           Fund                                  Outstanding Shares
-------------------------------------------------------------------------------------

  Short-Term California Tax-Exempt Fund - Investor                     16.40%


William M. Shannon, Arlene D. Shannon, Trustees for The Shannon Family Trust, P.O. Box 1227, Rancho Santa Fe, CA 92067-1227:




                                                                    Percentage of
                           Fund                                  Outstanding Shares
------------------------------------------------------------------------------------
  Short-Term California Tax-Exempt Fund - Investor                      8.11%




Byrne Family Trust, #2, 9011 W. Little York, Houston, TX  77040-4113:




                                                                   Percentage of
                          Fund                                   Outstanding Shares
------------------------------------------------------------------------------------

  National Tax-Exempt Income Fund - Investor                           5.11%




Jennifer Dean Blair, 10274 W. Foxhunt Lane, Tucson, AZ  85737:




                                                                   Percentage of
                          Fund                                   Outstanding Shares
------------------------------------------------------------------------------------

  Arizona Tax-Exempt Fund - Investor                                   7.01%




C.W. & J.C. McGrath, Trustees, 4855 Ruffner Street, Suite B, San Diego, CA
92111:




                                                                       Percentage of
                             Fund                                   Outstanding Shares
------------------------------------------------------------------------------------
  Short-Term California Tax-Exempt Fund - Institutional                    5.0%





Sulo & Aileen Maki Trust, c/o Aileen H. Maki, 939 Coast Blvd. 8F, La Jolla, CA 92037:




                                                                       Percentage of
                             Fund                                   Outstanding Shares
------------------------------------------------------------------------------------
  Short-Term California Tax-Exempt Fund - Institutional                    10.0%


Dr. Nancy Olmstead, Trustee, 6004 Vista de la Mesa, La Jolla, CA  92037:




                                                                       Percentage of
                             Fund                                   Outstanding Shares
----------------------------------------------------------------------------------------
  Short-Term California Tax-Exempt Fund - Institutional                    10.4%




Mercedes-Benz Credit Corp., c/o First Interstate Bank of Oregon, P.O. Box 2971
- M/S: T-10, Portland, OR 97208:




                                                                       Percentage of
                             Fund                                   Outstanding Shares
----------------------------------------------------------------------------------------

  Intermediate Bond Fund - Institutional                                   5.6%




Gil McCall Salaried Pension, c/o First Interstate Bank of Oregon, P.O. Box 2971-M/S: T-10, Portland, OR 97208:




                                                                       Percentage of
                             Fund                                   Outstanding Shares
----------------------------------------------------------------------------------------

  Intermediate Bond Fund - Institutional                                   7.3%




Chalres C. Gardner, c/o First Interstate Bank of California, 4365 Executive Drive, Ste. 1700, San Diego, CA 92121:




                                                                       Percentage of
                             Fund                                   Outstanding Shares
----------------------------------------------------------------------------------------
  Equity Value Fund - Institutional                                        8.9%

  Government Income Fund - Institutional                                   10.8%

  Balanced Fund - Institutional                                            11.6%


Pamela Carney, c/o First Interstate Bank of California, 707 Wilshire Blvd., W10-2, Los Angeles, CA 90017:




                                                                       Percentage of
                             Fund                                   Outstanding Shares
----------------------------------------------------------------------------------------
  Equity Value Fund - Institutional                                        6.0%



David Snider, c/o First Interstate Bank of Oregon, 1300 S.W. Fifth Avenue, Portland, OR 97201:




                                                                       Percentage of
                             Fund                                   Outstanding Shares
----------------------------------------------------------------------------------------

  Money Market Fund                                                        13.6%



        The Trust believes that all of the shares of the Funds were beneficially owned by the record owners named above because they possessed or shared investment or voting power with respect to them while owning the shares or while acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of their customers, except that the shares owned by DIM & Company were beneficially owned by First Interstate Bank of Arizona, N.A., and the shares owned of record by Firnap & Company were beneficially owned by First Interstate Bank of Oregon, N.A.

Voting Rights

        Under the Declaration of Trust, the Trust is not required to hold annual meetings of its shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

        The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

        Holders of all outstanding shares of a particular Fund that offers more than one class of shares will vote together in the aggregate and not by class on all matters, except that only Institutional Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Institutional Shares, and only Investor Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Distribution Plan and the Fund's arrangements with Service Organizations with respect to Investor Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular portfolio.

        The term "majority of the outstanding shares" of a portfolio means the vote of the lesser of (i) 67% or more of the shares of the portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

Custodian, Transfer Agent and Dividend Disbursing Agent

        First Interstate Bank of California, 707 Wilshire Blvd., Los Angeles, California 90017, acts as custodian of the Trust's assets, but plays no role in making decisions as to the purchase or sale of portfolio securities for the Funds. FICAL is entitled to receive a fee from the Trust, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

        Furman Selz acts as transfer agent for the Funds. The Trust compensates Furman Selz for providing personnel and facilities to perform transfer agency related services for the Trust at a rate intended to represent the cost of providing such services.

Performance Information

        The Funds may, from time to time, include their yields, tax equivalent yields and average annual total returns in advertisements or reports to shareholders or prospective investors. During the periods shown below the Equity Value Fund, Balanced Fund, Asset Preservation Fund, Government Income Fund, Intermediate Bond Fund, Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund, National Tax-Exempt Fund, California Short-Term Tax-Exempt Fund and California Tax-Exempt Fund offered one class of shares with a sales charge to both retail and institutional investors.

        Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                   365/7
        Effective Yield = [(Base Period Return + 1)     ] - 1.

        For the seven-day period ended September 30, 1995, the yields of the Government Money Market Fund and Money Market Fund were 5.00% and 5.45%, respectively, and the effective yields for the Government Money Market Fund and Money Market Fund were 4.97% and 5.44%, respectively.


        Quotations of yield for the Bond Funds and Tax-Exempt Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                               6
                            YIELD - 2[(a-b + 1) -1]
                                       ---
                                       cd


where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


        For the one-month period ended September 30, 1995, the yields of the Funds listed below were as follows:




                  FUND                                                         30-DAY YIELD
--------------------------------------------------------------------------------------------
  Short-Term Government Bond Fund

           Institutional Shares                                                    5.56%

           Investor Shares                                                         5.42%

  Intermediate Government Bond Fund

           Institutional Shares                                                    6.24%

           Investor Shares                                                         5.96%

  Intermediate Bond Fund*                                                          5.61%

  Oregon Tax-Exempt Fund*                                                          5.04%

  Arizona Tax-Exempt Fund*                                                         4.37%

  National Tax-Exempt Fund*                                                        4.37%


---------------
* Prior to October 1, 1995, these Funds only offered a single class of shares to both retail and institutional shareholders.

                 For the one-month period ended September 30, 1995, the yields of the Funds listed below were as follows:




                   FUND                                      30-DAY YIELD
-------------------------------------------------------------------------
  Asset Preservation Fund*                                      5.08%

  Government Income Fund*                                       5.90%

  California Tax-Exempt Fund*                                   4.95%

  California Short-Term Tax-Exempt Fund*                        4.02%
----------------------


* Prior to October 1, 1995, these Funds only offered a single class of shares to both retail and institutional shareholders.

        Quotations of tax-equivalent yield for a Tax-Exempt Fund will be calculated according to the following formula:

                 TAX EQUIVALENT YIELD = ( E ) + t
                                         ---
                                         1-p

                 E = Tax-exempt yield
                 p = stated income tax rate
                 t = taxable yield

        For the one-month period ended September 30, 1995, the tax-equivalent yield of the Funds listed below were as follows:



                  FUND                               TAX-EQUIVALENT YIELD**
---------------------------------------------------------------------------

  Oregon Tax-Exempt Fund*                                     8.00%

  Arizona Tax-Exempt Fund*                                    6.52%

  National Tax-Exempt Fund*                                   6.26%
----------------------


* Prior to October 1, 1995, these Funds only offered a single class of shares to both retail and institutional shareholders.

** Based on a combined Federal and state income tax rate of 37% and 33% for the Oregon Tax-Exempt Fund and the Arizona Tax-Exempt Fund, respectively, and a Federal income tax rate of 28% for the National Tax-Exempt Fund.

        For the one-month period ended September 30, 1995, the tax-equivalent yields of the California Short-Term Tax-Exempt Fund and the California Tax-Exempt Fund were 7.48% and 9.21%, respectively, (based on combined Federal and state income tax rate of 46.24%).


        Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

        P (1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum applicable sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

        For the fiscal year ended September 30, 1995, the average annual total returns of the Funds listed below were as follows:



                                                                                      COMMENCEMENT OF
                                                YEAR ENDED     FIVE YEARS ENDED       OPERATIONS* TO
                                                 9/30/95           9/30/95                9/30/95
------------------------------------------------------------------------------------------------------
  Growth Fund

    Institutional                                 22.37%             N/A                  12.04%

    Investor**                                    16.85%             N/A                   9.68%
  Short-Term Government Bond Fund

    Institutional                                  7.27%            6.41%                  7.07%

    Investor**                                     3.99%              N/A                  6.60%
  Intermediate Government Bond Fund

    Institutional                                 12.30%            8.36%                  8.66%

    Investor**                                     7.25%              N/A                  7.92%
  Intermediate Bond Fund***                        6.93%            7.81%                  8.06%
---------------------

                                                                                      COMMENCEMENT OF
                                                YEAR ENDED     FIVE YEARS ENDED       OPERATIONS* TO
                                                 9/30/95           9/30/95                9/30/95
------------------------------------------------------------------------------------------------------
  Oregon Tax-Exempt Fund***                       5.03%             6.71%                  6.68%

  Arizona Tax-Exempt Fund***                      5.60%              N/A                   5.61%
  National Tax-Exempt Fund***                     4.48%              N/A                   3.89%
---------------------

* The Growth Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund commenced operations on August 2, 1993, March 2, 1992 and January 15, 1993, respectively. The other Funds listed above all commenced operations on June 1, 1988.

** On October 11, 1993, each Fund commenced offering a Investor class of shares (prior to October 1, 1995, the "Retail" class).

*** Prior to October 1, 1995, each Fund offered one class of shares to both retail and institutional shareholders.



        For the fiscal year ended September 30, 1995, the average annual total returns of the Funds listed below were as follows:



                                                               FIVE YEARS       COMMENCEMENT OF
                                               YEAR ENDED        ENDED           OPERATIONS* TO
                                                 9/30/95        9/30/95             9/30/95
------------------------------------------------------------------------------------------------------

  Equity Value Fund                              11.36%          15.79%              11.44%

  Balanced Fund                                   5.64%          11.26%               9.63%
  Asset Preservation Fund                         5.56%           5.68%               5.79%

  Government Income Fund                          4.68%           6.35%               6.29%

  California Short-Term Tax-Exempt Fund
                                                  6.13%            N/A                4.51%

  California Tax-Exempt Fund                      4.89%          7.03%                6.79%
---------------------


* Each Fund commenced operations on July 2, 1990, with the exception of the California Short-Term Tax-Exempt Fund, which commenced operations on January 20, 1993.

        Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

        In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

        Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

        Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the provision of customer services: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees are not reflected in the Funds, performance quotations, and will have the effect of reducing the yield and average annual total return of the Funds for those investors.

Independent Auditors



        Ernst & Young LLP, 515 South Flower Street, Los Angeles, California 90071 has been selected to serve as the independent auditors for the Funds for the current fiscal year. The audited financial statements incorporated by reference into this SAI and the audited financial highlights which appear in the Prospectuses for the fiscal year ended September 30, 1995 for the Equity Value Fund, the Balanced Fund, the Asset Preservation Fund, the Government Income Fund, the California Short-Term Tax-Exempt Fund, the California Tax-Exempt Fund, the Government Money Market Fund and the Money Market Fund have been audited by Ernst & Young LLP. The audited financial statements incorporated by reference into this SAI and the audited financial highlights which appear in the Prospectuses for the fiscal year ended September 30, 1995 for the Growth Fund, the Short-Term Government Bond Fund, the Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the National Tax-Exempt Fund have been audited by the former independent auditors for these funds.


Registration Statement

        This SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby. Certain portions of the Trust's Registration Statement have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

        Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Trust's Registration Statement, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS



        The Financial Statements included in the September 30, 1995 Annual Reports to Shareholders for the Equity Value Fund, Balanced Fund, Asset Preservation Fund, Government Income Fund, California Short-Term Tax-Exempt Fund, California Tax-Exempt Fund, Government Money Market Fund, Money Market Fund, Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund are incorporated by reference into this SAI. The Report of

Independent Accountants on the statements of changes in net assets and the financial highlights of The Asset Preservation Fund, The Government Income Fund, The California Tax-Free Fund, The Short Term California Tax-Free Fund, The Equity Value Fund, The Balanced Fund, The Government Money Market Fund and The Money Market Fund, for the year ended September 30, 1994 and for each of the four years in the period ended September 30, 1994 (for The Short Term California Tax-Free Fund, for the year ended September 30, 1994 and for the period January 20, 1993 (commencement of operations) through September 30,
1993), respectively, is included as Attachment A to this SAI. Copies of the Financial Statements may be obtained upon request and without charge from the Trust at the address and telephone number provided on the cover of this SAI.

                                    APPENDIX

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN STATE OBLIGATIONS

OREGON TAX-EXEMPT FUND

        The concentration of the Oregon Tax-Exempt Fund in Oregon Obligations raises additional considerations for investors in that portfolio, as discussed below.

State Bonds and Revenues

        As of September 1, 1995, $3.99 billion in general obligation bonds issued by the State of Oregon and its agencies and instrumentalities were outstanding, including $83.9 million in general obligation bonds supported by the budget for the State's general fund and $3.91 billion of self-supporting general obligation bonds. The State's self-supporting general obligation bonds include $3.12 billion of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

        In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

        Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions.

The principal sources of State tax revenues are personal income and corporate income taxes. For the 1993-95 biennium, approximately 96.7% of the State's revenues are projected to come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute. The State's June 1995 economic and revenue forecast released on May 15, 1995 predicts that State General Fund revenues will exceed the legislatively approved budget forecast by approximately $314.0 million (or 5.1 percent).

The Economy

        Oregon's economy generally has outperformed the national average in recent years. According to the State's June 1995 economic and revenue forecast released on May 15, 1995, the recent strong growth is expected to slow over the next year. The major factors slowing the economy are a softening of the State's housing markets, reductions in timber output and employment, and weaker national demand for Oregon's manufactured products. These downward pressures are expected to be offset to a degree by continued expansion of the high technology manufacturing sector, a strong international export sector, further nonresidential construction activity and a steady stream of in-migration. This combination of forces is likely to generate growth, though increases in income and jobs will likely be less than they were in 1994.

        As they have since 1987, Oregon's job and income growth are expected to exceed national growth rates through the next two years. The biggest foreseeable short-term risk to the Oregon economy is the instability in the national economy. Oregon's income, population, and employment growth are all expected to exceed the national average for the seven-year period between 1994 and 2001. Population is expected to grow considerably faster than the national average. On a per capita basis, Oregon's personal income is forecast to move slowly toward the national average.

Recent Environmental Developments

        In 1991 and 1992, in response to concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth; however, the magnitude and extent of any future environmental action is impossible to predict at this time. The State's economic forecasts do not address the potential impact of endangered species problems on Oregon's economy.

Recent Developments Affecting Government Revenues

BALLOT MEASURE 5. Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

        The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution. Therefore, the ability of the State to levy taxes to service its general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

        Ballot Measure 5 does affect the financial condition of the State, however, since it (1) requires the State to replace losses to school funds caused by its restriction on the levy of ad valorem taxes for education through fiscal year 1995-96, and (2) restricts the ability of Oregon local governments to raise revenues through the imposition of property tax increases. The State's Legislative Revenue Office estimates that the State will make payments in excess of its obligations to replace school revenues during the 1993-95 biennium and the 1995-96 fiscal year. The State's obligation to replace school revenues terminates after fiscal year 1995-96.

        Where two or more general governmental units have overlapping taxing jurisdiction over a particular property, their tax levies will be in competition if the property's aggregate tax levy for general government exceeds $10 per $1,000 (in the case of taxes imposed to fund the public school system from pre-kindergarten through post-graduate training, competition is for the remaining $5 per $1,000 allowable under Ballot Measure 5). In such cases, each governmental unit's tax levy will be decreased on a pro rata basis and the amount of tax received will be less than the amount budgeted. To date, only a few local governments have experienced this problem. However, as governmental expenses increase, local governments may experience increasing budget pressures unless property values also increase. Ballot Measure 5 does not apply to ad valorem taxes imposed to pay the principal and interest on general obligation bonds for capital construction or improvements if the bonds were either: (1) issued on or prior to November 6, 1990, or (2) approved by the electors of the issuing governmental unit.

        The effect that Ballot Measure 5 will ultimately have on local government revenues is difficult to predict. Since passage of Ballot Measure 5, property values have been adjusted to more closely approximate real market values. If the trend of increased property values in Oregon continues, the real market value base of property against which the limited tax rate may be imposed may be more than enough to support the needs of Oregon governments.

        The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Therefore, since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

THE INITIATIVE PROCESS. The Oregon Constitution reserves to the people of the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

        Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for initiative measures. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

        To have an initiative placed on a general election ballot, the proponents Of the proposed initiative must submit to the Secretary of State initiative petitions signed by a number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed measure is to be. voted upon. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

        Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. As of September 6, 1995, no initiatives had qualified for the statewide general election. As of September 6, 1995, no initiatives had qualified to be placed on the 1996 general election ballot. In recent years, a number of initiatives involving the fiscal operations of the State have been proposed and placed on the ballot. One of these initiatives was approved by the voters and has had a significant impact on the fiscal operations of the State. See "Recent Developments Affecting Government Revenues - Ballot Measure 5." Other initiatives, had they been approved by the voters, also may have had significant impacts on the fiscal operations of the State.

        It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative which has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that an initiative which will have a material adverse impact on the financial condition of the State or the State's ability to collect the revenues required to repay its general obligation bonds will not be proposed, placed on the ballot, or be approved by the voters.

The Oregon Bond Market

        There is a relatively small active market for municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Exempt Fund were forced to sell a large volume of Oregon Obligations owned by it for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Exempt Fund's portfolio.

ARIZONA TAX-EXEMPT FUND

        The concentration of the Arizona Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

        Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

        There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

        There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. it is possible that if such a proposal were enacted, there would be an adverse
impact on State or local government financing.  It is not   possible to predict
whether any such proposals will be enacted   in the future or what would be
their possible impact on state or   local government financing.

        Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. In recent years, the State's fiscal situation has improved.

        Arizona state government general fund revenue growth in fiscal year 1995 exceeded projections, increasing 9.7% overall. The 9.8% increase in sales tax revenue reflects continued strong economic growth in the state. With revenue growth outpacing increased expenditures, the state general fund ended fiscal year 1995 with a total general fund balance of approximately $494.3 million. The amount of this balance is greater than 11% of total general fund expenditures for fiscal year 1995. Included in the total balance is a general fund ending balance of approximately $271.3 million, and a budget stabilization ("rainy day") fund balance of approximately $223 million.

        The fiscal year 1996 budget adopted by the legislature assumes that the total general fund balance carried forward from fiscal year 1995 will be drawn down by over $160 million during the course of fiscal year 1996. Based on this assumption, the total general fund balance at the end of fiscal year 1996 will be lower than for fiscal year 1995.

        Additionally, the 1995 legislature enacted a $200 million income tax reduction package and has committed to enact a $200 million property tax reduction package in 1996. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase state revenue. Accordingly, it will be more difficult to reverse the current year and future planned tax reductions, which may adversely affect state fund balances and fiscal conditions.

        Arizona has a diversified economic base which is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. The spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. However, current and proposed reductions in Federal military expenditures may adversely affect the Arizona economy.

THE CALIFORNIA FUNDS

        The ability of the California Funds to achieve its investment objective depends on the ability of issuers of California municipal obligations to meet their continuing obligations for the payment of principal and interest. Recent amendments to the California State Constitution and certain State statutes which limit the taxing and spending authority of California governmental entitles may impair the ability of the issuers of some California municipal obligations to maintain debt service on their obligations.

        In 1978, California voters approved "Proposition 13," adding Article XIII A, an amendment to the state constitution which limits ad valorem taxes on real property to it of "full cash value" and restricts the ability of taxing entities to increase real property taxes. The full cash value may be adjusted annually to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or declining property value caused by damage, destruction or other factors.

        The foregoing limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or, pursuant to an amendment to
Article XIII A, any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.

        Primarily as a result of the reductions in local property tax revenues received by local governments following the passage of Proposition 13, subsequent legislation provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies, and the assumption of certain local obligations by the State so as to help California municipal issuers to raise revenue to pay their bond obligations. There can be no assurance that additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation would provide sufficient revenue for California issuers to pay their obligations.

        The U.S. Supreme Court previously struck down as a violation of equal protection certain property tax assessment practices in West Virginia which had resulted in vastly different assessments of similar properties. Among other provisions, Proposition 13 provides that property may only be reassessed up to 2% per year, except upon change of ownership or new construction. As a result, recent purchasers may pay substantially higher property taxes than long-time owners of comparable property in a community. The Supreme Court in the West Virginia case expressly declined to comment in any way on the constitutionality of Proposition 13.

        Based on this decision, however, property owners in California have brought three suits challenging the acquisition value assessment provisions of Proposition 13. Two cases involve residential property, and one case involves commercial property. In all three cases, State trial and appellate courts have upheld the constitutionality of Proposition 13's assessment rules and concluded that the West Virginia case did not apply to California's laws. On June 3, 1991 the U.S. Supreme Court agreed to hear the appeal in the challenge relating to commercial property, but the plaintiff subsequently withdrew its case. It cannot be predicted whether the Supreme Court will decide to hear these appeals, and if so, how it will resolve the challenge to Proposition 13. If the Court strikes down the assessment rules of Proposition 13, it is not known what rules will then become operative. Further legislation is also likely. It cannot be predicted what impact any of these developments might have on the State's financial obligations to local governments.

        In 1979 California voters approved another constitutional amendment,
Article XIII B, which may have an adverse impact on California state and municipal issuers. Article XIII B prohibits the State from spending Appropriations subject to limitation" in excess of an annual appropriations limit (the "Appropriations Limit"). Article XIII B was modified substantially by Propositions 98 and III in 1988 and 1990, respectively. "Appropriations subject to limitation" with respect to the State, are authorizations to spend Proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

        Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. The Proposition ill provisions are needed to make effective the transportation funding package approved by the Legislature and the Governor, which counts on raising over $15 billion in additional taxes over the next 10 years to fund transportation programs. In addition, a number of recent initiatives were structured or proposed to create new tax revenues dedicated to certain specific uses, with such new taxes expressly exempted from the Article XIII B limits (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 and 1988). The Appropriations Limit may also be exceeded in cases of emergency. However, unless the emergency arises from civil disturbance or natural disaster declared by the Governor, and the appropriations are approved by two-thirds of the Legislature, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

        The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in California per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

        As originally enacted in 1979, the Appropriations Limit was based on 1978-79 Fiscal Year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1990-91 Fiscal Year, the State's Appropriations Limit will be recalculated by taking the actual 1986-87 limit, and applying the annual adjustments as if Proposition ill had been in effect. This recalculation has resulted in an increase of $1 billion to the Appropriations Limit in 1990-91. The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in
Article XIII B and sets forth the methods for determining the appropriations Limit. Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the annual budget proposed by the Governor in January of each year for the next fiscal year, and thereafter to be subject to the budget process and established in the Budget Act.

        On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This statute (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity; (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed; (i-v) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIII A of the California Constitution; (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments; (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988;
(vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government occur in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and
(viii) permits these provisions to be amended exclusively by the voters of the State of California.

        Other legislation and pending court cases, including those challenging assessments, fees and other taxes as unconstitutional under Proposition 13, may reduce the amount of state or local revenues available to California state and municipal issuers for the purpose of paying their obligations.

        Effective for the 1980-81 Fiscal Year and each fiscal year thereafter, business inventories are entirely exempt from local taxation in California. Although the State presently reimburses local agencies for lost revenue equal to the total due in 1978-79 with annual increases allowed based on increases in population and inflation, the Legislature has decreased the inflation adjustment for State reimbursement revenues because of the need to reduce State expenditures, and there is no assurance that further reductions in the reimbursement formula or elimination of such reimbursements will not occur.

        In June 1982, the voters of California passed two initiative measures to repeal the California gift and inheritance tax laws and to enact, in lieu thereof, a California death tax. California voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount by which personal income tax brackets will be adjusted annually in an effort to index tax brackets to account for the effects of inflation. The voters also passed an initiative measure to exclude from the definition of "change of ownership," for purposes of the valuation of real property for taxation, the replacement of real property taken through eminent domain proceedings. Decreases in state and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of state revenues to California municipal issuers or the ability of such California issuers to pay their obligations. In addition, the State has increased expenditures by providing a variety of tax credits, including renters' and senior citizens, credits and energy credits.

        As a result of expenditures and reductions in revenues following approval of Proposition 13, the State's financial condition declined significantly. The State's General Fund surplus of approximately $3.7 billion that existed at the beginning of the 1978-79 fiscal year was depleted resulting in a deficit of approximately $801 million at the close of the 1982-83 fiscal year. Cash flow shortages were financed through internal and external sources including the issuance of revenue anticipation warrants in November, 1982. In response, legislation was enacted reducing General Fund expenditures and assisting local governments, and changes to existing laws were made to raise additional revenue.

        On November 8, 1988, voters approved Proposition 98, which has significantly altered the operation and effect of the Article XIII B spending limit, the first changes since its adoption in 1979. This combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and AccountabiLity Act" (the "Act"), changes State funding of public education below the university level, and the operation of the State's Appropriations Limit. The Act (as modified by Proposition III, which was enacted on June 5, 1990), guarantees State funding for K-12 school districts and community college districts ("K-14 Schools") at a level equal to the greater of (a) 40.3 percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to California per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in California per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

        Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3 percent of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

        The 1990-91 Budget Act appropriated $16.7 billion for K-14 schools, applying "test 2" of Proposition 98. During the course of the fiscal year, revenues proved to be substantially below expectations. By the time the Governor's Budget was introduced in January 1991, it became clear that per capita growth in General Fund revenues for 1990-91 would be far smaller than the growth in California per capita personal income and the Governor therefore proposed reducing Proposition 98 funding in 1990-91 by applying "Test 3" rather than "Test 2." The Governor also called for suspension of Proposition 98 and 1991-92 to save $1.4 billion for the General Fund.

        In response to the changing revenue situation and to fully fund the Proposition 98 guarantee in both years without exceeding it, the Legislature enacted several bills prior to June 30, 1991 which responded to a fiscal crisis in education funding. Fiscal Year 1990-91 Proposition 98 appropriations for K-14 schools were reduced by $1.233 billion. In order to not adversely impact cash received by school districts, however, a short-term loan was appropriated from the non-Proposition 98 State General Fund. The Legislature then appropriated $18.4 billion to K-14 schools for 1991-92 (the minimum guaranteed by Proposition 98), but designated $1.233 billion of this amount to "repay" the prior year loan, thereby reducing cash outlays in 1991-92 by that amount. The minimum Proposition 98 guarantee requirements for 1989-90, thereby completing the reduction in monies which count towards Proposition 98 in 1990-91 to the minimum required amount.

        Since the Act is unclear in some details, there can be no assurance that the Legislature or a court might not interpret the Act to require a different percentage of General Fund revenues to be allocated to K-14 Schools, or to apply the relevant percentage to the State's budgets in a different way than is proposed in the Governor's Budget. In any event, the Governor and other fiscal observers expect the Act to place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

        On November 8, 1988, voters also approved another initiative, Proposition 99, the "Tobacco Tax and Health Protection Act." It imposes, as of January 1, 1989, an additional 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. Funds from these new taxes are allocated to a special fund, and are required to be used for specified purposes in certain given amounts, including education to prevent and reduce smoking, research on tobacco-related disease, certain environmental, wildlife habitat and parks programs, and payment of hospital and physician costs for persons who cannot afford to pay (not limited to tobacco-related illness). Such funds are supposed to supplement current services, rather than fund existing service levels. The Department of Finance projects that the new taxes Will produce additional revenues of $329 million in 1988-89, $576 million in 1989-90, and $561 million in 1990-91. Pursuant to the initiative, expenditures of these new taxes are excluded from the Article XIII B appropriations limit.

        At the end of the 1988-89 Fiscal Year and during the 1989-90 Fiscal Year, the Legislature and the governor agreed on a major initiative to increase funding for transportation programs in the State by $18.5 billion over a 10-year period. This initiative includes increased motor vehicle fuel taxes and vehicle weight fees and bond issues, which were approved by the voters at the June 1990 election.

        Due to continuing budgetary and financial difficulties, California's bond ratings have deteriorated since December 1991. In December 1991, Standard and Poor's Corporation ("S&P") downgraded its rating of the State's general obligation bonds to "AA" from "AAA." As the State's economy worsened and its budget deficit swelled, rating agency officials closely monitored the State's budget progress. In February 1992, Moody's Investors Service Inc. ("Moody's") downgraded its rating of the State's general obligation bonds to "Aa1" from "Aaa". In April 1992, S&P placed the State's general obligation bonds on its CreditWatch, indicating the possibility of further downgrades should the State's budget and recessionary problems persist. In July 1992, Moody's and S&P downgraded their ratings of the State's general obligation bonds to "Aa" from "Aa1", and to "A+" from "AA," respectively. On July 15, 1993, Moody's confirmed its "Aa" rating of the State's general obligation bonds. However, on July 15, 1994, Moody's, S & P and Fitch Investors Service downgraded their ratings of the State's general obligation bonds from "Aa" to "A1," "A+" to "A," and "AA" to "A," respectively.

        The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. Also included in this figure was a projected receipt of about $360 million from the Federal Government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received. The Legislature took no action on a proposal in the January Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax.

        The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues. The 1994-95 Budget Act also projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act further projected Special Fund expenditures of $12.3 billion, a 4.7% decrease from 1993-94 estimated expenditures.

        Among other major features of the Budget Act were reductions in health and welfare costs, increases in educational funding, and increased funding for anticipated growth in the State's prison inmate population, including provisions for implementing recent legislation which requires mandatory life prison terms for certain third time felony offenders.

        On January 17, 1994, southern California experienced a major earthquake measuring 6.6 on the Richter scale. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the regional and state economy is not expected to be serious.

        On November 8, 1994, California voters approved "Proposition 187," which bars public schooling, social services and non- emergency health care to illegal immigrants. Since its adoption, at least eight lawsuits challenging Proposition 187 have been filed in state and federal courts throughout California. A federal district court judge has imposed a preliminary injunction blocking enforcement of nearly all provisions of Proposition 187 until a trial determines the constitutionality of the initiative. The preliminary injunction could prohibit enforcement Proposition 187's provisions for six months to a year or more. Implementation of certain of Proposition 187's provisions could put at risk California's receipt of some federal funds.

        On December 6, 1994, Orange County filed for protection under Chapter 9 of the federal Bankruptcy Code. The filing was precipitated by the seizure by lenders of securities serving as collateral for loans to Orange County's investment pool. Approximately 187 local agencies, including 60 school districts and 11 water districts, invested in Orange County's investment pool. Orange County is currently engaged in bankruptcy proceedings and negotiations. Since filing for bankruptcy protection, Orange County officials have implemented a plan for the orderly liquidation of certain securities in Orange County's investment pool. Pursuant to the plan, Orange County financial advisors have sold approximately $2.9 billion face amount of the investment pools securities. As of mid-January 1995, following a restructuring of most of the pooled funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the pooled funds' loss at about $1.69 billion, or about 22% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited monies in the pooled funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This also may effect their ability to meet their outstanding obligations. It is unclear what effect Orange County's filing for bankruptcy protection will have on the Orange County economy and California's economy. The effect of the filing on Orange County's municipal bonds also remains unclear. S&P has downgraded its ratings on many Orange County bonds to "CCC" from "AA-." Moody's has suspended its ratings on many of Orange County's bonds that are not covered by bond insurance or backed by letters of credit. Moody's has downgraded certain other Orange County bonds to speculative grade.

        Revised employment data indicate that California's recession ended in 1993, and following a period of stability, a solid recovery is now underway. The State's unemployment rate fell sharply in 1994, from 10.1% in January to 7.7% in October and November. The gap between the national and California jobless rates narrowed from 3.4 percentage points at the beginning of 1994 to an average of 2 percentage points in October and November 1994.

        Personal income was severely affected by the 1994 earthquake, which reduced the first quarter 1994 figure by $22 billion at an annual rate, reflecting the uninsured damage to residences and unincorporated businesses. As a result, personal income growth for all of 1994 was about 4.2%. However, excluding the effects of the earthquake, growth would have been in excess of 5%.

        The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Because of the prospective nature of these proceedings, no estimate of the potential loss can be made.

        While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues, the Attorney General of the State of California is of the opinion that no pending actions are likely to have a material adverse effect on the State's ability to pay debt service as it becomes due.

        Because of the uncertain impact of the aforementioned statutes and cases, the possible inconsistencies in the respective terms of the statutes and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation, cases and policies on the long term ability of California state and municipal issuers to pay interest or repay principal on their obligations.

                                                                    ATTACHMENT A




                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees and Shareholders of Pacifica Funds Trust




In our opinion, the statements of changes in net assets and the financial highlights appearing in the Pacifica Funds Trust September 30, 1995 Annual Report to Shareholders present fairly, in all material respects, the changes in net assets of The Asset Preservation Fund, The Government Income Fund, The California Tax-Free Fund, The Short Term California Tax-Free Fund, The Equity Value Fund, The Balanced Fund, The Government Money Market Fund and The Money Market Fund, separately managed portfolios of Pacifica Funds Trust (the "Fund"), for the year ended September 30, 1994 and the financial highlights for each of the four years in the period ended September 30, 1994 (for The Short Term California Tax-Free Fund, for the year ended September 30, 1994 and for the period January 20, 1993 (commencement of operations) through September 30,
1993), in conformity with generally accepted accounting principles. These statements of changes in net assets and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. We have not audited the financial statements of any of the portfolios comprising Pacifica Funds Trust for any period subsequent to September 30, 1994.





PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 22, 1994

--------------------------------------------------------------------------------
                        PACIFICA PRIME MONEY MARKET FUND
                      PACIFICA TREASURY MONEY MARKET FUND
                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 1996

                              FOR INVESTOR SHARES
--------------------------------------------------------------------------------

     This Statement of Additional Information (the "SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for the Investor Shares of the Pacifica Prime Money Market Fund and Pacifica Treasury Money Market Fund (collectively, the "Funds") of Pacifica Funds Trust (the "Trust") dated February 1, 1996 (as it may be revised from time to time). To obtain a copy of the Funds' Prospectus, please write to the Funds at 237 Park Avenue, New York, New York 10017, or call 1-800-662-8417.

     First Interstate Capital Management, Inc. ("FICM" or the "Advisor") serves as the Funds' investment advisor.

     The Dreyfus Corporation (the "Administrator") serves as the Funds' administrator.

     Pacifica Funds Distributor Inc. ("PFD Inc." or the "Distributor") is the distributor of the Funds' Investor Shares.


     Furman Selz LLC ("Furman Selz") is the transfer and dividend disbursing agent for the Funds' Investor Shares.


     First Interstate Bank of California ("FICAL") is the Funds' custodian.

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        -----
Investment Objectives and Management Policies.........................................   B-2
Trustees and Officers.................................................................   B-6
Management of the Funds...............................................................   B-8
Purchase of Investor Shares...........................................................   B-12
Redemption of Investor Shares.........................................................   B-12
Determination of Net Asset Value......................................................   B-13
Dividends and Distributions...........................................................   B-14
Taxes.................................................................................   B-14
Yield Calculations....................................................................   B-15
Portfolio Transactions................................................................   B-16
Description of the Funds..............................................................   B-17
Custodian, Transfer Agent, Counsel, and Independent Auditors..........................   B-18
Financial Statements..................................................................   B-19
Appendix..............................................................................   B-20

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

  General


     The assets of each of the Funds consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the Securities and Exchange Commission (the "SEC")), and the dollar-weighted average maturity of each Fund may not exceed 90 days.


     The securities in which each Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that each Fund's investment objective will be realized as described in the Funds' Prospectus.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

     Subject to the general supervision and approval of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of securities for the Funds. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.


     The Funds may from time to time purchase securities issued by their regular dealers. At September 30, 1994, the Funds held securities issued by Goldman Sachs & Co., J.P. Morgan Securities, Inc., Salomon Brothers Inc., and HSBC Securities Inc., valued at $159,111,345, $200,000,000, $126,043,763 and
$160,000,000, respectively.



  Portfolio Securities


     A description of the securities in which each of the Funds may invest is set forth in their Prospectus, to which reference is hereby made. Additional information about these instruments follows.


     The Prime Money Market Fund may lend its securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of cash, U.S. Treasury securities, or other U.S. Government securities or a letter of credit which is marked to market daily to ensure that each loan is fully collateralized at all times; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund may earn income in connection with securities loans either through the reinvestment of the cash collateral or the payment of fees by the borrower. The Treasury Money Market Fund does not currently intend to lend its portfolio securities.



     Each Fund may engage in a repurchase agreement with respect to any security in which that Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price, on an agreed upon date within a number of days (usually not more than seven, but in no event more than 365) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, which shall be at least equal to the amount of the agreed upon resale price plus the transaction costs (including loss of interest) that the Fund could reasonably expect to incur if the seller defaults. Securities subject to repurchase agreements will be physically held by the Funds' custodian (or sub-custodian) or registered in the name of the Funds or their custodian (or sub-custodian) in a book-entry system, in the case of a security registered on a book-entry system. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").



     The Funds may acquire variable and floating rate instruments as described in the Prospectus. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Advisor under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.



     The Funds may purchase securities on a "when-issued," forward commitment or delayed settlement basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on this basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such case a Fund may be required subsequently to place additional assets in the separate account so that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may be expected to fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid investments to satisfy its purchase commitments in the manner described above, the Fund's liquidity may be affected in the event the Fund's forward commitments, commitments to purchase "when-issued" securities and delayed settlements ever exceeded 25% of the value of its assets.


     A Fund will purchase securities on a "when-issued," forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In this case the Fund may realize a taxable capital gain or loss. When a Fund engages in "when-issued," forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a "when-issued" purchase, a forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting securities of any one investment company will be owned by a Fund or by the Trust as a whole.

     It is possible that unregistered securities, purchased by the Prime Money Market Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.


  Investment Restrictions

     The Prospectus summarizes certain fundamental investment restrictions that have been adopted for the Funds. All of the Funds' restrictions are stated in full herein and cannot be changed with respect to a Fund without approval by the holders of a majority, as defined in the 1940 Act, of the Fund's outstanding voting shares.

     The Prime Money Market Fund may not:

      1. Purchase common stocks, preferred stocks, warrants or other equity securities, except for securities of other investment companies.

      2. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.


     As a matter of non-fundamental policy, the Prime Money Market Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets and will only engage in such transaction with primary dealers.


      3. Mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of the Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this investment restriction.

      4. Sell securities short or purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions.

      5.  Write put or call options.

      6. Underwrite the securities of other issuers, except as the Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

      7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this restriction shall not prevent the Fund from investing directly or indirectly in instruments secured by real estate or interest therein.

      8. Make loans to others, except through the purchase of debt obligations of the type which the Fund is permitted to purchase, loans of portfolio securities and entry into repurchase agreements referred to in the Prospectus and herein.

      9.  Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act.


     11. Lend its portfolio securities in excess of one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board of Trustees, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.



     12. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that (a) up to 25% of the value of its total assets may be invested in any securities without regard to this 5% limitation; and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.



     As a matter of nonfundamental policy and in accordance with the current regulations of the SEC, the Prime Money Market Fund intends to limit its investments in the obligations of any one non-U.S. governmental issuer to not more than 5% of the Fund's total assets at the time of purchase provided, however, that the Fund may invest up to 25% of its assets in the obligations of one non-U.S. governmental issuer for a period of up to three business days.



     13. Purchase any securities which cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) instruments that are issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) instruments issued or guaranteed by U.S. banks and U.S. branches of foreign banks (provided that, with respect to U.S. branches of foreign banks, such branches are subject to the same regulations as domestic branches of U.S. banks and, with respect to foreign branches of U.S. banks, the domestic parent is unconditionally liable in the event that the foreign branch fails to pay on its instruments for any reason); and (c) repurchase agreements secured by the instruments described in clauses (a) and (b).


     The Treasury Money Market Fund may not:

      1. Buy common stocks or voting securities (except for securities of other investment companies) or state, municipal, or industrial revenue bonds.

      2. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse, repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.


     As a matter of non-fundamental policy, the Treasury Money Market Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets and will only engage in such transaction with primary dealers.



      3. Mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of the Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this investment restriction.



      4. Purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities, or maintain a short position.


      5.  Write put or call options.

      6. Underwrite the securities of other issuers except as the Fund may be deemed to be an underwriter in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management polices.

      7.  Purchase or sell real estate.

      8. Purchase or sell commodity contracts, or invest in oil, gas, or mineral exploration or development programs.

      9. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements referred to in the Prospectus and herein.


     10. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.



     11. Lend its portfolio securities in excess of one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board of

Trustees, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.


     12. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Treasury and repurchase agreements secured by such obligations, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.



     13. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations.


     The Trust may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Trust determine that such a commitment is no longer in the best interests of the Fund involved and its shareholders, the Trust reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


     Pursuant to state securities regulations applicable to the Funds, the Treasury Money Market Fund has adopted the following non-fundamental investment limitation: the Fund will not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges) except that warrants acquired by the Fund at any time in units or attached to securities are not subject to this limitation. Investors should note, however, that neither Fund currently intends to purchase any warrants whatsoever, or to acquire any put option that may be sold, transferred or assigned separately from the underlying security.


     Whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of a Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with each Fund's investment policies and limitations.


     For purposes of determining industry classifications of issuers, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry). In accordance with the current views of the staff of the SEC and as a matter of nonfundamental policy that may be changed without a vote of shareholders, a Fund will treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.


                             TRUSTEES AND OFFICERS

  Trustees and Officers


     Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. None of the Trustees is considered to be an "interested person" of the Trust or of the Advisor, as defined in the 1940 Act.



DENNIS W. DRAPER, Trustee. Dr. Draper, age 46, has been an Associate Professor of Finance, at University of Southern California since 1978; Director of Data Analysis, Inc. (financial services); and Editorial Board Member of Chicago Board of Trade. His address is School of Business, Hoffman 701-F, University of Southern California, Los Angeles, California 90089.

JOSEPH N. HANKIN, Trustee.  Dr. Hankin, age 55, has been President, Westchester
     Community College since 1971; President of Hartford Junior College from 1967 to 1971; Adjunct Professor of Columbia University Teachers College since 1976. His address is Westchester Community College, 75 Grasslands Road, Valhalla, New York 10595.



JOHN E. HEILMANN, Trustee.  Mr. Heilmann, age 64, is retired and the former
     Chairman, President and Chief Executive Officer of Distillers Somerset, Inc. and Norwood Enterprises, Inc. from 1987-1992. His address is Old Norwood Plantation, Route 1, Box II A, Winginia, Virginia 24599.



JACK D. HENDERSON, ESQ., Trustee. Mr. Henderson, age 68, is an attorney currently working as a sole practitioner. From July 1990 to October 1995, he was a partner of the law firm of Clanahan, Tanner, Downing & Knowlton, P.C. He is a Trustee of Westcore Trust (a mutual fund family). His address is 1600 Broadway, Suite 1410, Denver, Colorado 80202.



RICHARD A. WEDEMEYER, Trustee. Mr. Wedemeyer, age 60, has been Vice President of Performance Advantage, Inc., since 1992; Vice President of Jim Henson Productions from 1979 to 1992; Author of In Transition (Harper Collins); co-founder and co-conductor of Harvard Business School Club of New York Career Seminar; Trustee of Jim Henson Legacy Trust. His address is 17 High Street, Suite 301, Norwalk, Connecticut 06851.



MICHAEL C. PETRYCKI, President.  Mr. Petrycki, age 53, has been Executive Vice
     President and Director of Furman Selz since 1984. His address is 237 Park Avenue, New York, New York, 10017.



JOHN J. PILEGGI, Vice President and Treasurer.  Mr. Pileggi, age 37, has been
     Managing Director of Furman Selz, from 1984 to 1992, Senior Managing Director, since 1992 and a Director of Furman Selz since 1994. His address is 237 Park Avenue, New York, New York 10017.



MARK J. DUGGAN, Vice President and Secretary.  Mr. Duggan, age 31, has been
     Assistant Vice President and Counsel of The Boston Company Advisers, Inc. ("TBCA") since January 1994 and Counsel to TBCA since May 1993. From September 1990 to May of 1993, he was a corporate associate in the law firm of Ropes & Gray. His address is 1 Boston Place, Boston, MA 02108-4402.



ELLEN M. FURLONG, Vice President and Treasurer.  Ms. Furlong, age 39, has been a
     Vice President of Boston Safe Deposit and Trust Company, heading the firm's custody administration division since 1991. From November 1989 to 1991, she was Assistant Vice President of The Boston Company Advisors, Inc., also in the area of custody administration. Her address is 1 Cabot Road, Medford, MA 02155-5159.



KEVIN F. MAWE, Assistant Secretary. Since September 1994, Mr. Mawe, age 41, has served as Senior Counsel to Boston Safe Deposit & Trust Company ("BSD&T"). From 1990 to September 1994 he was Associate Counsel to Mellon Bank, N.A. His address is 1 Boston Place, Boston, MA 02108-4402.



STEPHEN P. BROWNE, Assistant Treasurer.  Mr. Browne, age 33, has been a Vice
     President of Boston Safe Deposit and Trust Company since August 1992. From 1990 to August of 1992, he served as an Assistant Vice President of The Boston Company Advisers, Inc. His address is 1 Cabot Road, Medford, MA 02155-5159.



     The authority of each of the officers listed above, with the exception of Messrs. Petrycki and Pileggi, is limited solely to matters related to the Funds. Such officers have no authority over the affairs of the other portfolios of the Trust. By virtue of the responsibilities assumed by the Trust's service contractors, the Trust requires no employees other than its officers. Further, none of the Trust's officers devotes full time to the affairs of the Trust. No officer, director, or employee of the Trust's service contractors, or of any of their parents or subsidiaries, receives any compensation from the Trust for serving as a Trustee or officer of the Trust, although such service contractors receive fees for the advisory, administrative, custodial and other services they provide to the Trust. Each Trustee receives $10,000 per annum plus $2,500 per regular meeting attended, $2,500 per committee meeting attended, and reimbursement for travel and out-of-pocket expenses.

     For the twelve-month period ended September 30, 1995, the Trustees received the following compensation from the Trust:



                                                                                                    TOTAL
                                                                                                 COMPENSATION
                                     AGGREGATE           PENSION OR                                  FROM
                                    COMPENSATION     RETIREMENT BENEFITS        ESTIMATED         REGISTRANT
                                      FROM THE       ACCRUED AS PART OF      ANNUAL BENEFITS       AND FUND
         NAME OF TRUSTEE               TRUST            TRUST EXPENSE        UPON RETIREMENT       COMPLEX
----------------------------------  ------------     -------------------     ---------------     ------------
Dennis W. Draper..................    $ 10,456               $ 0                   $ 0             $ 10,456
Joseph N. Hankin..................    $ 11,250               $ 0                   $ 0             $ 11,250
John E. Heilmann..................    $ 11,250               $ 0                   $ 0             $ 11,250
Jack D. Henderson.................    $ 10,456               $ 0                   $ 0             $ 30,956(1)
Richard A. Wedemeyer..............    $ 11,250               $ 0                   $ 0             $ 11,250



---------------


(1) Includes amount received for service as a member of the Board of Trustees of the Westcore Trust.


     As of the date of this SAI, the Trust's Trustees and officers as a group own less than 1% of the outstanding shares of each Fund.

                            MANAGEMENT OF THE FUNDS

  Investment Advisory Agreement


     First Interstate Capital Management, Inc., previously named First Interstate Investment Services, Inc., serves as the Funds' investment advisor pursuant to an Investment Advisory and Management Agreement dated October 1, 1994 (the "Investment Advisory and Management Agreement"). FICM is located at 7501 East McCormick Parkway, Scottsdale, Arizona 85258, and is a wholly-owned subsidiary of First Interstate Bank of California ("FICAL"), which is a wholly-owned subsidiary of First Interstate Bancorp (a bank holding company with headquarters in Los Angeles, California).



     The Investment Advisory and Management Agreement will continue in force with respect to each Fund until March 17, 1996. Thereafter, its continuance with respect to a Fund is subject to annual approval by (i) the Trust's Board of Trustees or (ii) the affirmative vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to such agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory and Management Agreement is terminable with respect to either Fund without penalty, by the Board of Trustees, by vote of the holders of a majority of the Fund's outstanding shares, or by FICM upon not less than sixty days' written notice. The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment.



     Under the Investment Advisory and Management Agreement, FICM supervises and assists in the overall management of the Trust. Subject to the supervision of the Board of Trustees, FICM manages the Funds' investments in accordance with the stated policies of each Fund. FICM makes investment decisions for the Funds and places purchase and sale orders for portfolio transactions. FICM provides the Funds with investment officers who are authorized by the Board of Trustees to execute purchases and sales of securities. For this purpose the Trustees have appointed the following officers or employees of FICM to serve as Assistant Vice Presidents -- Investment and Administration of the Trust: G. Edward Means, Senior Vice President of FICM; Michael Hughes, Vice President of FICM; Nicholas Ro, Vice President of FICM; Michael Neitzke, Vice President of FICM and Kimberly Savilonis, Assistant Vice President of FICM. In addition, FICM's management responsibilities include, among other things, furnishing economic and statistical information as requested by the Board of Trustees and monitoring the Funds' arrangements with Service Organizations.


     As compensation for services rendered by FICM to the Funds, FICM is entitled to a fee, computed daily and paid monthly, at an annual rate of 0.30% of the first $500 million of the average daily net assets of each

Fund (considered separately on a Fund-by-Fund basis), 0.25% of the next $500 million of each Fund's average daily net assets, and 0.20% of each Fund's average daily net assets in excess of $1 billion. Prior to October 1, 1994 FICM, served as investment advisor to each of the Funds, and affiliates of FICM served as sub-investment advisor. For the fiscal year ended September 30, 1995, FICM voluntarily reduced its advisory and managment fee for each Fund by an annual rate of 0.18% with respect to the Prime Money Market Fund and 0.18% with respect to the Treasury Money Market Fund. For the six-month fiscal period ended September 30, 1994, FICM voluntarily reduced its advisory and management fee for each Fund by an annual rate of 0.38% with respect to the Prime Money Market Fund and 0.37% with respect to the Treasury Money Market Fund. For the fiscal year ended March 31, 1994, FICM voluntarily reduced its advisory and management fee for each Fund by an annual rate of 0.38% with respect to the Prime Money Market Fund and 0.37% with respect to the Treasury Money Market Fund. For the fiscal year ended March 31, 1993, FICM voluntarily reduced its advisory and management fee for each Fund by an annual rate of 0.37%. The monthly advisory and management fee was further reduced voluntarily by the amounts the Funds agreed to pay to Service Organizations. As a result, FICM actually received an advisory and management fee at an annual rate of 0.12% of the value of the Prime Money Market Fund's average daily net assets and 0.13% of the value of the Treasury Money Market Fund's average daily net assets for the fiscal year ended September 30, 1995; 0.12% of the value of the Prime Money Market Fund's average daily net assets and 0.13% of the value of the Treasury Money Market Fund's average daily net assets for the six-month fiscal period ended September 30, 1994; 0.12% of the value of the Prime Money Market Fund's average daily net assets and 0.13% of the value of the Treasury Money Market Fund's average daily net assets for the fiscal year ended March 31, 1994; 0.12% of the value of each Fund's average daily net assets for the fiscal years ended March 31, 1993. During the fiscal year ended September 30, 1995, the six-month fiscal period ended September 30, 1994 and the fiscal years ended March 31, 1994 and 1993, the advisory fees paid to FICM by the Prime Money Market Fund were $693,315, $330,715, $737,811 and $640,620, respectively. During the fiscal year ended September 30, 1995, the six-month fiscal period ended September 30, 1994 and the fiscal years ended March 31, 1994 and 1993, the advisory fees paid to FICM by the Treasury Money Market Fund were $1,160,424, $454,029, $900,919 and $629,121, respectively.
Prior to October 1, 1994, all of these fees were, in turn, paid by FICM to its affiliates which served as sub-investment advisors during the periods indicated.



     Pursuant to state securities regulations applicable to the Fund, FICM has agreed that if, in any fiscal year, the aggregate expenses of a Fund (as defined under the securities regulations of any such state having jurisdiction over the
Fund), exceed the expense limitations of any such state, FICM will reimburse the Fund for such excess expenses to the extent described in any written undertaking provided by FICM or the Trust to such state. To the knowledge of the Trust, as of the date of this SAI, the most restrictive expense limitation limits aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2 1/2% of the first $30 million of each Fund's average net assets, 2% of the next $70 million, and 1 1/2% of its remaining average net assets.



     Expenses incurred in the organization and operation of each Fund, including taxes, interest, penalties, brokerage and other fees and commissions, if any, fees and expenses of Trustees, SEC fees and related expenses, state Blue Sky qualification fees, advisory fees, administration fees, charges of custodians, costs of transfer and dividend disbursing agents, certain insurance premiums, outside auditing and legal expenses, costs of maintenance of trust existence, costs of independent pricing services, investor services, preparation and printing of prospectuses for regulatory purposes and for distribution to shareholders, shareholders' reports and shareholders' meetings, costs of the Funds' arrangements with Service Organizations, distribution payments and extraordinary expenses, are borne by each Fund. Certain expenses that are directly incurred by or attributed to a particular class of shares of a Fund will be charged solely to shareholders of that class of shares. Currently, the only expenses that are allocated differently between a Fund's separate classes of shares are expenses arising from the Service Agreements entered into by the Trust with certain institutions and distribution payments made by the Funds' Investor Shares.



     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal

Bank Holding Company Act of 1956 (the "Holding Company Act") or any bank or non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate generally from acting as investment advisor, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of a customer. In some states, banks or other institutions through which transactions in Fund shares are effected, may be required to register as dealers pursuant to state law.


     FICM, FICAL, and the Service Organizations that are governed by banking laws and regulations believe that they may perform services for the Funds without violating the Glass-Steagall Act. There have, however, been no cases deciding whether a bank and its affiliates may perform services comparable to those performed by either FICM, FICAL, or the Service Organizations, and future changes in either federal or state statutes or regulations relating to the permissible activities of banks or trust companies or their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent FICM, FICAL, or the Service Organizations from continuing to perform services for the Funds or from continuing to purchase Fund shares for the accounts of customers. If FICM, FICAL, or the Service Organizations were prohibited from providing services to the Funds, it is expected that the Board of Trustees would make other arrangements and that shareholders would not suffer adverse consequences. Any new advisory agreement would be subject to shareholder approval.


     On the other hand, legislation has been introduced in Congress from time to time which, if enacted, would permit a bank holding company subsidiary to organize, sponsor and distribute shares of investment companies such as the Funds notwithstanding present restrictions under the Glass-Steagall Act and the Holding Company Act. As described herein, the Funds are currently distributed by PFD Inc. and receive certain administrative services from The Dreyfus Corporation. If current restrictions preventing a bank holding company subsidiary from legally sponsoring, organizing, controlling and distributing shares of an investment company were relaxed, it is anticipated that FICM, FICAL, or the Service Organizations would consider the possibility of offering to perform additional services for the Funds.


     It is not possible of course, to predict whether or in what form such legislation might be enacted or the terms upon which FICM, FICAL, or the Service Organizations might offer to provide services for consideration by the Board of Trustees.

     FICM's investment advisory agreement provides that FICM shall not be liable for any error of judgment or mistake of law, or in any other event whatsoever, except by reason of a breach of fiduciary duty with respect to the receipt of compensation for services or for loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from the reckless disregard of its obligations and duties under the agreement.

  Administration Agreement


     Pursuant to an Administration Agreement dated as of October 1, 1994 (the "Administration Agreement"), The Dreyfus Corporation (the "Administrator") serves as administrator for the Funds. Under the Administration Agreement, the Administrator supplies office facilities; provides statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, and internal executive and administrative services; prepares reports to shareholders; prepares reports to and filings with the SEC and state securities authorities; prepares tax returns; calculates the net asset value of Fund shares and dividends and capital gains distributions to shareholders; and generally assists in all aspects of the Funds' operations (except with respect to services provided by the Funds' investment advisor). For these administrative services, the Administrator is entitled to receive a fee at the annual rate of 0.10% of each Fund's average daily net assets. During the fiscal year ended September 30, 1995, the six-month fiscal period ended September 30, 1994 and the fiscal years ended March 31, 1994 and 1993, the administration fees paid to the Administrator by the Prime Money Market Fund were $577,763, $275,596, $614,901 and $533,850, respectively. During the fiscal year ended September 30, 1995, the six-month fiscal period ended Septem-ber 30, 1994 and the fiscal years ended March 31, 1994 and 1993, the administration fees paid to the Administrator by the Treasury Money Market Fund were $921,886, $347,499, $690,137 and $524,268, respectively.



     The Administration Agreement with the Administrator will continue in effect automatically with respect to each Fund for successive annual periods ending on March 17th of each year, provided such continuation is approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding shares of the particular Fund involved (as defined in the 1940 Act), and by a majority of the Trustees who are not interested persons of any party to the Administration Agreement by vote cast in person at a meeting called for such purpose. The Administration Agreement is terminable at any time with respect to either Fund by the Board of Trustees or by a vote of a majority of the Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon not less than 90 days' notice to the Trust.


     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds or its security holders in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

     If the aggregate expenses of either Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Fund may deduct from the fees to be paid with respect to such Fund to the Administrator, or the Administrator will bear, to the extent required by such regulations, that portion of such excess which bears the same relation to the total excess as the Administrator's fees bear to the total administration and investment advisory and management fees otherwise payable for the fiscal year by the Fund involved to the Administrator and the Funds' investment advisor. Such amount, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. The Administrator may also voluntarily waive its fee from either Fund from time to time.


  Distribution Contract



     The Trust has retained Pacifica Funds Distributor Inc., an affiliate of Furman Selz, to serve as principal underwriter for the Investor Shares of the Funds pursuant to a Distribution Contract dated as of October 1, 1995. Investor Shares of each Fund are sold on a continuous basis by PFD Inc. PFD Inc. is not obligated to sell any specific amount of shares.


     Under a Distribution Plan adopted by the Funds for their Investor Shares (the "Plan"), the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the Funds' Investor Shares. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and their Investor class shareholders.


     The Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the Plan without approval of the Fund's Investor class shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust have been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan between the Trust and the Distributor has been approved and is subject to annual approval by the Board of Trustees and by the Trustees who are neither "interested persons" of the Trust nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan.


     The Plan is terminable with respect to the Funds at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the Investor Shares of the Funds.

  Service Organizations


     The Trust may enter into Service Agreements with certain institutions that are record shareholders in the Funds ("Service Organizations"), providing that the Service Organizations will render support services to their customers ("Customers") who are the beneficial owners of Investor Shares in consideration of the Funds' payment of up to 0.25% (on an annual basis) of the average daily net asset value of the Investor Shares held by the Service Organizations for the benefit of their Customers. All payments made under Servicing Agreements with respect to Investor Shares are borne by that class. The services provided by a Service Organization may include: (i) aggregating and processing purchase and redemption requests from Customers; (ii) providing Customers with a service that invests the assets of their accounts in Fund shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to Customers;
(v) arranging for bank wires; (vi) responding to Customer inquiries; (vii) providing sub-accounting with respect to Fund shares beneficially owned by Customers; (viii) forwarding shareholder communications; and (ix) other similar services requested by the Trust. Agreements with the Service Organizations are terminable at any time by the Trust without penalty. FICM intends to waive a portion of the advisory fee otherwise payable by a Fund on assets invested by Customers of Service Organizations to the extent that the investment advisory fees paid by a Fund to FICM plus the fees paid by the Fund to Service Organizations exceed the annual rate of 0.50% the Fund's average daily net assets. In addition, the Funds currently intend to limit total payments made to Service Organizations and payments made pursuant to the Distribution Plan to no more that 0.30% per annum of the average daily net asset value of the outstanding Investor Shares of each Fund.


     Depending upon the terms governing the particular Customer accounts, Service Organizations may charge Customers directly for cash management and other services provided in connection with the accounts, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. A Customer should therefore read this SAI in light of the terms of the account with a Service Organization before purchasing Fund shares.

                          PURCHASE OF INVESTOR SHARES

     All Investor Shares purchased are credited to the appropriate shareholder's account at the net asset value determined as described below. Investor Shares purchased begin accruing income dividends on the day on which shares are purchased and continue to accrue dividends through the day before the shares are redeemed.

     In order to maximize earnings the Funds intend to be as completely invested as is feasible. The Funds are required to make immediate settlement in federal funds for portfolio securities purchased.

                         REDEMPTION OF INVESTOR SHARES

     Upon receipt of a proper request by the transfer agent, the Funds will redeem Investor Shares at their next determined net asset value.


     Ordinarily, the Funds will transmit payment for all shares redeemed within two business days after a redemption request is executed, but in any event payment will be made within seven days thereafter. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Funds ordinarily utilize is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Funds' shareholders.



     The Trust may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Trust may also redeem Investor Shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

     In addition, the Trust may redeem Investor Shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for the shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares of a Fund as provided from time to time in the Prospectus.

     All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value per share ("NAV") for each share class of both Funds is determined as of 12:00 noon, Pacific time, on days on which the Trust is open for business (i.e., days on which the San Francisco branch of the Federal Reserve Bank and First Interstate Bank of California, the Funds' custodian, and in the case of the Treasury Money Market Fund, the New York Stock Exchange, are open for business -- "business days"). For 1996, the San Francisco branch of the Federal Reserve Bank and the Funds' custodian have designated the following holiday closings: New Year's Day (observed), Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. The San Francisco branch of the Federal Reserve Bank or the Funds' custodian may designate different dates for the observance of these holidays as well as designate different holidays for closing in the future. To the extent that the Funds' securities are traded on various markets on days when the Federal Reserve Bank of San Francisco or the Funds' custodian is closed, a Fund's NAV may be affected on days when the shareholders may not purchase or redeem shares. NAV of each class of shares of the Funds is computed by dividing the value of a Fund's assets allocable to that class, less the liabilities charged to that class, by the total number of outstanding shares of that class.


     The Funds' instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in a Fund would receive less investment income. The converse would apply in a period of rising interest rates.


     The valuation of the Funds' instruments, based upon their amortized cost and the concomitant maintenance by each Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the 1940 Act, pursuant to which each Fund must adhere to certain conditions. Each Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined to present minimal credit risks pursuant to guidelines adopted by the Trustees. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.



     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at a single value. Such procedures will include the determination, at such intervals as the Trustees deem appropriate, of the extent to which each Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, and whether such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Trustees determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of each Fund to maintain a per share net asset value of $1.00, but there can be no assurance that either Fund will do so.


                          DIVIDENDS AND DISTRIBUTIONS

     Each Fund ordinarily declares dividends from its net investment income on each day that the Fund is open for business. Dividends usually are payable within five business days after the end of each month. Each Fund's earnings for non-business days are declared as dividends to the shareholders of record on the preceding business day.

     If an investor redeems all shares in its account at any time during the month, all dividends declared to the day prior to redemption are paid to the investor within five business days after the end of the month in cash. Distributions of realized securities gains, if any, are declared and paid at least annually.


     Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, although there can be no assurance that either Fund will do so. To effectuate this policy, under certain circumstances the Board of Trustees may consider the advisability of temporarily reducing or suspending declaration of daily dividends, or the advisability of making a capital gains or other distributions. See "Determination of Net Asset Value."


                                     TAXES


     Each Fund has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute their taxable net investment income and net realized capital gains, if any. Net investment income and net realized capital gains, if any, will be distributed to investors of the Fund that realized the income or gain. Distributions of net investment income and capital gains are taxable to those investors who are not exempt from federal income taxes. It is expected that each Fund will distribute any net realized short-term gains (unless negligible in amount) at least annually. Neither Fund expects to realize any long-term capital gains. Each Fund will be treated separately for federal tax-purposes.


     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.



     The Prime Money Market Fund has an unused capital loss carryover of approximately $103,100 available for federal income tax purposes to be applied against future profits from sales of securities, if any, realized subsequent to September 30, 1995. If not applied, $46,700 expires on September 30, 1999 and $56,400 expires on September 30, 2000.


     For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be used. Please consult a tax or other financial advisor to determine the tax consequences of a particular exchange.


     Dividends derived from net investment income, together with distributions from the excess, if any, of net realized short-term gains over net realized long-term losses and gains from the sale or other disposition of certain market discount bonds paid by each Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from the excess, if any, of net realized long-term securities gains over net realized short-term securities losses paid by each Fund to a foreign investor will not be subject to any U.S. withholding taxes. However, such distributions may be subject to backup withholding, as described in the Funds' Prospectus, unless the foreign investor certifies his non-U.S. residency status. Different tax consequences may apply to foreign investors engaged in a U.S. trade or business. Foreign investors should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Funds.


                               YIELD CALCULATIONS


     The "yields" and "effective yields" of each Fund described in the Prospectus are calculated according to formulas prescribed by the SEC. The standardized seven-day yields for the respective classes of shares of a Fund are computed separately for each class by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for a Fund are also computed separately for each class by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The fees which may be imposed by Service Organizations for cash management services in connection with investments in shares of the Funds are not reflected in the Funds' yields, and any such fees, if charged, will reduce the actual return received by Customers for their investments. Prior to October 1, 1995, neither Fund had sold Investor Shares to the public.


     Yield information may be useful in reviewing the Funds' performance and for providing a basis for comparison with other investment alternatives. However, yields fluctuate, unlike investments which pay a fixed yield for a stated period of time. Yields for the Funds are calculated on the same basis as other money market funds as required by applicable regulations. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

     Investors should recognize that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

                             PORTFOLIO TRANSACTIONS

     Purchases and sales of portfolio securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid by either Fund for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. While FICM generally seeks competitive spreads or commissions, the Funds may not necessarily be paying the lowest available spread or commission for the reasons stated below.

     The Funds' agreement with FICM provides that, in executing portfolio transactions and selecting brokers or dealers, FICM will use its best efforts to seek, on behalf of the Funds, the best overall terms available. In assessing the best overall terms available for any transaction, FICM is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

     In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, FICM may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to either Fund and/or other accounts over which it or an affiliate exercises investment discretion. FICM is authorized, subject to the review of the Board of Trustees, to pay to a broker or dealer which provides such brokerage and research services a commission for executing a portfolio transaction for either Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, such commission is determined in good faith to be reasonable in relation to the value of the brokerage and research services provided by such broker or dealer in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934. Information so received will supplement but will not replace that which is to be provided by FICM, and the fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to FICM in serving both the Funds and other clients and conversely, supplemental information obtained by the placement of business of other clients may be useful to FICM in carrying out its obligations to the Funds.

     Investment decisions for each Fund will be made independently from those of any fiduciary or other accounts that may be managed by FICM. However, to the extent that the same securities transaction may be deemed to be equally suitable at the same time for two or more accounts, the transaction will be allocated in a manner believed to be equitable to each account. In some cases, this procedure may adversely affect the price paid or received, or the size of the position obtained for or disposed of, by a Fund.


     The Funds do not purchase any obligations issued by First Interstate Bancorp or its affiliates. In addition, no portfolio securities are purchased from, sold to, or executed through First Interstate Bancorp or its affiliates. However, First Interstate Bancorp or its affiliates engage in transactions involving bank obligations, commercial paper, repurchase agreements, and securities of the U.S. Government and of certain U.S. Government agencies or instrumentalities. Such activities may have some effect on the market of such securities, and First Interstate Bancorp and its affiliates may be competing in the market place with the Funds in the purchase and sale of such securities.


     FICM has agreed to maintain a policy and practice of conducting its investment advisory services to the Trust independently of the commercial banking operations of any of its affiliates.

                            DESCRIPTION OF THE FUNDS

  Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated July 17, 1984 and consists of a series of separately managed portfolios. Prior to February 9, 1993 the name of the Trust was Fund Source. This SAI relates only to the Investor Shares of two of those portfolios -- the Prime Money Market Fund and the Treasury Money Market Fund.


     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. The establishment and offering of additional portfolios will not alter the rights of the Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights.


     In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each class of shares of a Fund shall each be solely responsible for the Service Organization fees, distribution payments and other "class" expenses, if any, that are allocated to the particular share class.

  Shareholder and Trustee Liability

     The Trust is an entity of the type commonly known as a "Massachusetts Business Trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss because of status as a shareholder is limited to circumstances in which a Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees and officers will not be liable except for liability to the Trust or its shareholders to which he would be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of his duties, or reckless disregard of the duties involved in the conduct of his office. The Trust may have an obligation to indemnify its Trustees and officers with respect to any litigation.

  Voting Rights


     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. Each matter to be voted on by shareholders shall be voted by all of the Trust's outstanding shares, irrespective of portfolio, unless a separate vote of one or more portfolios is required by the 1940 Act or other applicable law or regulations or the Trustees determine that the particular matter affects only the rights or interests of one or more portfolios (and not all portfolios). Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or distribution plan, or any change in a fundamental investment policy, would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of all portfolios voting together in the aggregate without regard to particular portfolios. Shareholders of each of the Funds will vote in the aggregate and not by class unless the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares.


     There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Pursuant to an undertaking, shareholder meetings will be called upon the written request of the holders of at least 10% of the outstanding shares entitled to vote. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.


     As of January 17, 1996, First Interstate Bank of California and its affiliated banks held of record substantially all of the outstanding shares of each Fund as agent, custodian, trustee or investment advisor on behalf of their customers. At such date the following shareholders held as beneficial owner five percent or more of the outstanding shares of a Fund because they possessed sole or shared voting or investment power with respect to such shares: Prime Money Market Fund (Service Shares): SC UFCW JT Fds -- Benefit Operating, Colleen Thompson, Administrator, SCUFCW, 6425 Katella Avenue, Cypress, CA
90630 -- 7.57%; Retail CLK -- Pacifica Income Advisers, 1299 Ocean Avenue, Santa Monica, CA 90401 -- 7.81%; Prime Money Market Fund (Institutional Shares):
Cocopah Indian Tribe -- Bingo/Casino, Sherry Cordova, County 15 Avenue G, Somerton, AZ 85350 -- 6.93%; Treasury Money Market Fund (Service Shares): San Diego Port 95 Acquisition Fund, P.O. Box 488, San Diego, CA 92112 -- 5.17%; Nevada Pers -- Putnam, Paul Seaman, 693 West Nye Lane, Carson City, NE
89703 -- 8.75%; Treasury Money Market Fund (Investor Shares): Pacificorp Fdn/Becker, Brad Watkins, 700 NE Mulnomah, Suite 1600, Portland OR
97232 -- 5.42%; Nick Bunick, Nick Bunick Custom Homes, 5285 SW Meadows Road, Suite 377, Lake Oswego, OR 97035 -- 9.78%; CH 2M Hill Pension Trust/Becker, Rudd Little, P.O. Box 22508, Denver, CO 80222 -- 13.45%.



     As used in this SAI and the Funds' Prospectus, a "majority of the outstanding shares" of a portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the portfolio.


                           CUSTODIAN, TRANSFER AGENT,
                       COUNSEL, AND INDEPENDENT AUDITORS


     FICAL, 707 Wilshire Boulevard, Los Angeles, California 90017, serves as custodian for the Funds. As custodian, FICAL has agreed, among other things, to keep and maintain the assets of each Fund, collect income due and payable to the Funds, make disbursements of money on the Funds' behalf, and prepare and maintain books and records relating to its duties. For its custodial services, FICAL is entitled to a fee, computed daily and payable monthly, at the following annual rates based upon the aggregate assets of the Trust: 0.021% of the first $5 billion; 0.0175% of the next $5 billion; 0.015% of the balance over $10 billion. In addition, FICAL is entitled to certain transaction charges and to reimbursement for its out-of-pocket expenses.



     Furman Selz, 230 Park Avenue, New York, New York 10169, serves as transfer agent for the Funds. As transfer agent, Furman Selz has agreed to perform such services as maintaining shareholder accounts, preparing annual meeting lists, mailing proxies, disbursing income dividends, and filing certain tax forms, and is entitled to reimbursement from the Funds for certain reasonable out-of-pocket expenses incurred in connection with the performance of its services. Furman Selz may appoint co-transfer agents and sub-dividend disbursing agents to assist in the performance of its services to the Funds, provided that Furman Selz shall be as fully responsible to the Funds for the acts and omissions of any such agent as it is for its own acts and omissions.



     Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serves as counsel for the Funds.



     Ernst & Young LLP, 515 South Flower Street, Los Angeles, California, have been selected to serve as the Funds' independent auditors for the current fiscal year. The audited financial statements which are incorporated by reference into this SAI and the audited financial information which appears in the Funds' Prospectus under the heading "Financial History," for the fiscal year ended September 30, 1995 and the six-month fiscal period ended September 30, 1994 have been audited by Ernst & Young LLP, the Funds' current independent auditors. The audited financial statements for the year ended March 31, 1994 which are incorporated by reference in this SAI and the audited financial information which appears in the Funds' Prospectus under the heading "Financial History," for each of the four years in the period ended March 31, 1994 for the Funds have been audited by the Funds' former independent accountants, Price
Waterhouse LLP. The financial statements that have been incorporated by reference herein and included or incorporated by reference in the Funds' Prospectus are so included or incorporated in reliance on the reports of Ernst
& Young LLP and Price Waterhouse LLP given upon the authority of such firms as experts in accounting and auditing.



                              FINANCIAL STATEMENTS



     The financial statements included in the Funds' September 30, 1995 Annual Report to Shareholders are incorporated by reference into this SAI. The Report of Independent Accountants on the statements of changes in net assets of the Funds for the year ended March 31, 1994 and the financial highlights for each of the four years in the period ended March 31, 1994 is included as Attachment A to this SAI. No other part of the Annual Report is incorporated by reference herein. Copies of the financial statements may be obtained upon request and without charge by writing to the Funds at 237 Park Avenue, New York, New York 10017 or calling 1-800-662-8417.

                                    APPENDIX

DESCRIPTION OF SECURITIES RATINGS


     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBC Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("Thomson").


  Long-Term Corporate Debt Rating


     The two highest ratings of D&P for corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.



     The two highest ratings of Fitch for corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.



     The two highest ratings of S&P for corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.



     The two highest ratings of Moody's for corporate bonds are Aaa and Aa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuer. The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category.



     The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. Obligations for which there is a very low expectation of investment risk are rated AA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.



     The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA represent the highest category assigned to long-term debt. The ability of the obligor to repay principal and interest on a timely basis is considered to be extremely high. Bonds rated AA indicate a very strong ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.


  Short-Term Corporate Debt Ratings


     The highest rating of D&P for commercial paper is D-1. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. D-1 - indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


     Fitch's short-term ratings apply to corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted A-1+.


     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations.


     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1+ by IBCA indicates that the obligation is supported by the highest capacity for timely repayment. Where issues possess a strong capacity for timely payment, a rating of A1 is assigned.



     Thomson's short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by U.S. commercial banks, thrifts and non-bank banks; non-U.S. banks; and broker dealers. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                                                                    ATTACHMENT A




                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees and Shareholders of Pacific American Fund:




In our opinion, the statements of changes in net assets and the financial highlights appearing in the September 30, 1995 Annual Report to Shareholders of the Pacifica Prime Money Market Fund and the Pacifica Treasury Money Market Fund (formerly, the Pacific American Fund) present fairly in all material respects the changes in net assets for the year ended March 31, 1994 of Pacific American Fund Money Market Portfolio and U.S. Treasury Portfolio and their financial highlights for each of the four years in the period ended March 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Pacific American Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. We have not audited the financial statements of Pacific American Fund Money Market Portfolio and U.S. Treasury Portfolio for any period subsequent to March 31, 1994.







PRICE WATERHOUSE LLP
Los Angeles, California
May 4, 1994

--------------------------------------------------------------------------------
                        PACIFICA PRIME MONEY MARKET FUND
                      PACIFICA TREASURY MONEY MARKET FUND
                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 1996
                      FOR SERVICE AND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------


     This Statement of Additional Information (the "SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses for the Service and Institutional Shares of the Pacifica Prime Money Market Fund and Pacifica Treasury Money Market Fund (collectively, the "Funds") of Pacifica Funds Trust (the "Trust") dated February 1, 1996 (as they may be revised from time to time). To obtain a copy of the Funds' Prospectuses, please write to the Funds at 237 Park Avenue, New York, New York 10017, or call 1-800-662-8417.


     First Interstate Capital Management, Inc. ("FICM" or the "Advisor") serves as the Funds' investment advisor.

     The Dreyfus Corporation (the "Administrator") serves as the Funds' administrator.

     Pacifica Funds Distributor Inc. ("PFD Inc." or the "Distributor") is the distributor of the Funds' Service and Institutional Shares.


     Furman Selz LLC ("Furman Selz") is the transfer and dividend disbursing agent for the Funds' Service and Institutional Shares.



     First Interstate Bank of California ("FICAL") is the Funds' custodian.



                               TABLE OF CONTENTS



                                                                                        PAGE
                                                                                        ----
Investment Objectives and Management Policies.........................................  B-2
Trustees and Officers.................................................................  B-6
Management of the Funds...............................................................  B-8
Purchase of Service and Institutional Shares..........................................  B-12
Redemption of Service and Institutional Shares........................................  B-12
Determination of Net Asset Value......................................................  B-13
Dividends and Distributions...........................................................  B-14
Taxes.................................................................................  B-15
Yield Calculations....................................................................  B-15
Portfolio Transactions................................................................  B-16
Description of the Funds..............................................................  B-17
Custodian, Transfer and Dividend Disbursing Agent, Counsel, and Independent
  Auditors............................................................................  B-19
Financial Statements..................................................................  B-19
Appendix..............................................................................  B-20

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

  General

     The assets of each of the Funds consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the Securities and Exchange Commission (the "SEC")), and the dollar-weighted average maturity of each Fund may not exceed 90 days.

     The securities in which each Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that each Fund's investment objective will be realized as described in the Funds' Prospectuses.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

     Subject to the general supervision and approval of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of securities for the Funds. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.


     The Funds may from time to time purchase securities issued by their regular dealers. At September 30, 1995, the Funds held securities issued by Goldman Sachs & Co., J.P. Morgan Securities, Inc., Salomon Brothers Inc., and HSBC Securities Inc., valued at $159,111,345, $200,000,000, $126,043,763 and
$160,000,000, respectively.


  Portfolio Securities

     A description of the securities in which each of the Funds may invest is set forth in their Prospectuses, to which reference is hereby made. Additional information about these instruments follows.

     The Prime Money Market Fund may lend its securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of cash, U.S. Treasury securities, or other U.S. Government securities or a letter of credit which is marked to market daily to ensure that each loan is fully collateralized at all times; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund may earn income in connection with securities loans either through the reinvestment of the cash collateral or the payment of fees by the borrower. The Treasury Money Market Fund does not currently intend to lend its portfolio securities.

     Each Fund may engage in a repurchase agreement with respect to any security in which that Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price, on an agreed upon date within a number of days (usually not more than seven, but in no event more than 365) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, which shall be at least equal to the amount of the agreed upon resale price plus the transaction costs (including loss of interest) that the Fund could reasonably expect to incur if the seller defaults. Securities subject to repurchase agreements will be physically held by the Funds' custodian (or sub-custodian) or registered in the name of the Funds or their custodian (or sub-custodian) in a book-entry system, in the case of a security registered on a book-entry system. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy, securities dealers or domestic banks or other recognized financial institutions. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").


     The Funds may acquire variable and floating rate instruments as described in the Prospectuses. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Advisor under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.

     The Funds may purchase securities on a "when-issued," forward commitment or delayed settlement basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on this basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such case a Fund may be required subsequently to place additional assets in the separate account so that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may be expected to fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid investments to satisfy its purchase commitments in the manner described above, the Fund's liquidity may be affected in the event the Fund's forward commitments, commitments to purchase "when-issued" securities and delayed settlements ever exceeded 25% of the value of its assets.

     A Fund will purchase securities on a "when-issued," forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In this case the Fund may realize a taxable capital gain or loss. When a Fund engages in "when-issued," forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a "when-issued" purchase, a forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting securities of any one investment company will be owned by a Fund or by the Trust as a whole.

     It is possible that unregistered securities, purchased by the Prime Money Market Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.


  Investment Restrictions

     The Prospectuses summarize certain fundamental investment restrictions that have been adopted for the Funds. All of the Funds' restrictions are stated in full herein and cannot be changed with respect to a Fund without approval by the holders of a majority, as defined in the 1940 Act, of the Fund's outstanding voting shares.

     The Prime Money Market Fund may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, except for securities of other investment companies.

     2. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.


     As a matter of non-fundamental policy, the Prime Money Market Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets and will only engage in such transaction with primary dealers.


     3. Mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of the Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this investment restriction.

     4. Sell securities short or purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions.

     5.  Write put or call options.

     6. Underwrite the securities of other issuers, except as the Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this restriction shall not prevent the Fund from investing directly or indirectly in instruments secured by real estate or interest therein.

     8. Make loans to others, except through the purchase of debt obligations of the type which the Fund is permitted to purchase, loans of portfolio securities and entry into repurchase agreements referred to in the Prospectuses and herein.

     9.  Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act.


     11. Lend its portfolio securities in excess of one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board of Trustees, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

     12. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that (a) up to 25% of the value of its total assets may be invested in any securities without regard to this 5% limitation; and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.


     As a matter of nonfundamental policy and in accordance with the current regulations of the SEC, the Prime Money Market Fund intends to limit its investments in the obligations of any one non-U.S. governmental issuer to not more than 5% of the Fund's total assets at the time of purchase provided, however, that the Fund may invest up to 25% of its assets in the obligations of one non-U.S. governmental issuer for a period of up to three business days.


     13. Purchase any securities which cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) instruments that are issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) instruments issued or guaranteed by U.S. banks and U.S. branches of foreign banks (provided that, with respect to U.S. branches of foreign banks, such branches are subject to the same regulations as domestic branches of U.S. banks and, with respect to foreign branches of U.S. banks, the domestic parent is unconditionally liable in the event that the foreign branch fails to pay on its instruments for any reason); and (c) repurchase agreements secured by the instruments described in clauses (a) and (b).

The Treasury Money Market Fund may not:

     1. Buy common stocks or voting securities (except for securities of other investment companies) or state, municipal, or industrial revenue bonds.

     2. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse, repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.


     As a matter of non-fundamental policy, the Treasury Money Market Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets and will only engage in such transaction with primary dealers.



     3. Mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of the Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this investment restriction.


     4. Purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities, or maintain a short position.

     5.  Write put or call options.

     6. Underwrite the securities of other issuers except as the Fund may be deemed to be an underwriter in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management polices.

     7.  Purchase or sell real estate.

     8. Purchase or sell commodity contracts, or invest in oil, gas, or mineral exploration or development programs.

     9. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements referred to in the Prospectuses and herein.

     10. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

     11. Lend its portfolio securities in excess of one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board of Trustees, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

     12. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Treasury and repurchase agreements secured by such obligations, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

     13. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations.

     The Trust may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Trust determine that such a commitment is no longer in the best interests of the Fund involved and its shareholders, the Trust reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

     Pursuant to state securities regulations applicable to the Funds, the Treasury Money Market Fund has adopted the following non-fundamental investment limitation: the Fund will not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges) except that warrants acquired by the Fund at any time in units or attached to securities are not subject to this limitation. Investors should note, however, that neither Fund currently intends to purchase any warrants whatsoever, or to acquire any put option that may be sold, transferred or assigned separately from the underlying security.

     Whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of a Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with each Fund's investment policies and limitations.


     For purposes of determining industry classifications of issuers, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry). In accordance with the current views of the staff of the SEC and as a matter of nonfundamental policy that may be changed without a vote of shareholders, a Fund will treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.


                             TRUSTEES AND OFFICERS


     Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. None of the Trustees is considered to be an "interested person" of the Trust or of the Advisor, as defined in the 1940 Act.

DENNIS W. DRAPER, Trustee. Dr. Draper, age 46, has been an Associate Professor of Finance, at University of Southern California since 1978; Director of Data Analysis, Inc. (financial services); and Editorial Board Member of Chicago Board of Trade. His address is School of Business, Hoffman 701-F, University of Southern California, Los Angeles, California 90089.

JOSEPH N. HANKIN, Trustee.  Dr. Hankin, age 55, has been President, Westchester
     Community College since 1971; President of Hartford Junior College from 1967 to 1971; Adjunct Professor of Columbia University Teachers College since 1976. His address is Westchester Community College, 75 Grasslands Road, Valhalla, New York 10595.


JOHN E. HEILMANN, Trustee.  Mr. Heilmann, age 64, is retired and the former
     Chairman, President and Chief Executive Officer of Distillers Somerset, Inc. and Norwood Enterprises, Inc. from 1987-1992. His address is Old Norwood Plantation, Route 1, Box II A, Winginia, Virginia 24599.



JACK D. HENDERSON, ESQ., Trustee. Mr. Henderson, age 68, is an attorney currently working as a sole practitioner. From July 1990 to October 1995, he was a partner of the law firm of Clanahan, Tanner, Downing & Knowlton, P.C. He is a Trustee of Westcore Trust (a mutual fund family). His address is 1600 Broadway, Suite 1410, Denver, Colorado 80202.



RICHARD A. WEDEMEYER, Trustee. Mr. Wedemeyer, age 60, has been Vice President of Performance Advantage, Inc., since 1992; Vice President of Jim Henson Productions from 1979 to 1992; Author of In Transition (Harper Collins); co-founder and co-conductor of Harvard Business School Club of New York Career Seminar; Trustee of Jim Henson Legacy Trust. His address is 17 High Street, Suite 301, Norwalk, Connecticut 06851.


MICHAEL C. PETRYCKI, President.  Mr. Petrycki, age 53, has been Executive Vice
     President and Director of Furman Selz since 1984. His address is 237 Park Avenue, New York, New York 10017.


JOHN J. PILEGGI, Vice President and Treasurer.  Mr. Pileggi, age 37, has been
     Managing Director of Furman Selz, from 1984 to 1992, Senior Managing Director, since 1992 and a Director of Furman Selz since 1994. His address is 237 Park Avenue, New York, New York 10017.


MARK J. DUGGAN, Vice President and Secretary.  Mr. Duggan, age 31, has been
     Assistant Vice President and Counsel of The Boston Company Advisers, Inc. ("TBCA") since January 1994 and Counsel to TBCA since May 1993. From September 1990 to May of 1993, he was a corporate associate in the law firm of Ropes & Gray. His address is 1 Boston Place, Boston, MA 02108-4402.

ELLEN M. FURLONG, Vice President and Treasurer.  Ms. Furlong, age 39, has been a
     Vice President of Boston Safe Deposit and Trust Company, heading the firm's custody administration division since 1991. From November 1989 to 1991, she was Assistant Vice President of The Boston Company Advisors, Inc., also in the area of custody administration. Her address is 1 Cabot Road, Medford, MA 02155-5159.


KEVIN F. MAWE, Assistant Secretary. Since September 1994, Mr. Mawe, age 41, has served as Senior Counsel to Boston Safe Deposit & Trust Company ("BSD&T"). From 1990 to September 1994 he was Associate Counsel to Mellon Bank, N.A. His address is 1 Boston Place, Boston, MA 02108-4402.


STEPHEN P. BROWNE, Assistant Treasurer.  Mr. Browne, age 33, has been a Vice
     President of Boston Safe Deposit and Trust Company since August 1992. From 1990 to August of 1992, he served as an Assistant Vice President of The Boston Company Advisers, Inc. His address is 1 Cabot Road, Medford, MA 02155-5159.

     The authority of each of the officers listed above, with the exception of Messrs. Petrycki and Pileggi, is limited solely to matters related to the Funds. Such officers have no authority over the affairs of the other portfolios of the Trust. By virtue of the responsibilities assumed by the Trust's service contractors, the Trust requires no employees other than its officers. Further, none of the Trust's officers devotes full time to the affairs of the Trust. No officer, director, or employee of the Trust's service contractors, or of any of their parents or subsidiaries, receives any compensation from the Trust for serving as a Trustee or officer of the

Trust, although such service contractors receive fees for the advisory, administrative, custodial and other services they provide to the Trust. Each Trustee receives $10,000 per annum plus $2,500 per regular meeting attended, $2,500 per committee meeting attended, and reimbursement for travel and out-of-pocket expenses.



     For the twelve-month period ended September 30, 1995, the Trustees received the following compensation from the Trust:



                                                           PENSION
                                                        OR RETIREMENT                              TOTAL
                                        AGGREGATE      BENEFITS ACCRUED   ESTIMATED ANNUAL   COMPENSATION FROM
                                       COMPENSATION       AS PART OF       BENEFITS UPON      REGISTRANT AND
          NAME OF TRUSTEE             FROM THE TRUST    TRUST EXPENSE        RETIREMENT        FUND COMPLEX
------------------------------------  --------------   ----------------   ----------------   -----------------
Dennis W. Draper....................     $ 10,456             $0                 $0               $10,456
Joseph N. Hankin....................     $ 11,250             $0                 $0               $11,250
John E. Heilmann....................     $ 11,250             $0                 $0               $11,250
Jack D. Henderson...................     $ 10,456             $0                 $0               $30,956(1)
Richard A. Wedemeyer................     $ 11,250             $0                 $0               $11,250



---------------


(1) Includes amounts received for services as a member of the Board of Trustees of the Westcore Trust.



     As of the date of this SAI, the Trust's Trustees and officers as a group own less than 1% of the outstanding shares of each Fund.


                            MANAGEMENT OF THE FUNDS

  Investment Advisory Agreement

     First Interstate Capital Management, Inc., previously named First Interstate Investment Services, Inc., serves as the Funds' investment advisor pursuant to an Investment Advisory and Management Agreement dated October 1, 1994 (the "Investment Advisory and Management Agreement"). FICM is located at 7501 East McCormick Parkway, Scottsdale, Arizona 85258, and is a wholly-owned subsidiary of First Interstate Bank of California ("FICAL") which is a wholly-owned subsidiary of First Interstate Bancorp (a bank holding company with headquarters in Los Angeles, California).


     The Investment Advisory and Management Agreement will continue in force with respect to each Fund until March 17, 1996. Thereafter, its continuance with respect to a Fund is subject to annual approval by (i) the Trust's Board of Trustees or (ii) the affirmative vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to such agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory and Management Agreement is terminable with respect to either Fund without penalty, by the Board of Trustees, by vote of the holders of a majority of the Fund's outstanding shares, or by FICM upon not less than sixty days' written notice. The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment.



     Under the Investment Advisory and Management Agreement, FICM supervises and assists in the overall management of the Trust. Subject to the supervision of the Board of Trustees, FICM manages the Funds' investments in accordance with the stated policies of each Fund. FICM makes investment decisions for the Funds and places purchase and sale orders for portfolio transactions. FICM provides the Funds with investment officers who are authorized by the Board of Trustees to execute purchases and sales of securities. For this purpose the Trustees have appointed the following officers or employees of FICM to serve as Assistant Vice Presidents -- Investment and Administration of the Trust: G. Edward Means, Senior Vice President of FICM; Michael Hughes, Vice President of FICM; Michael Neitzke, Vice President of FICM; Nicholas Ro, Vice President of FICM; and Kimberly Savilonis, Assistant Vice President of FICM. In addition, FICM's management responsibilities include, among other things, furnishing economic and statistical information as requested by the Board of Trustees and monitoring the Funds' arrangements with Service Organizations.

     As compensation for services rendered by FICM to the Funds, FICM is entitled to a fee, computed daily and paid monthly, at an annual rate of 0.30% of the first $500 million of the average daily net assets of each Fund (considered separately on a Fund-by-Fund basis), 0.25% of the next $500 million of each Fund's average daily net assets, and 0.20% of each Fund's average daily net assets in excess of $1 billion. Prior to October 1, 1994 FICM, served as investment advisor to each of the Funds, and affiliates of FICM served as sub-investment advisor. For the year ended September 30, 1995, FICM voluntarily reduced its advisory and management fee for each Fund by an annual rate of 0.18% with respect to the Prime Money Market Fund and 0.18% with respect to the Treasury Money Market Fund. For the six month period ended September 30, 1994, FICM voluntarily reduced its advisory and management fee for each Fund by an annual rate of 0.38% with respect to the Prime Money Market Fund and 0.37% with respect to the Treasury Money Market Fund. For the fiscal year ended March 31, 1994, FICM voluntarily reduced its advisory and management fee for each Fund by an annual rate of 0.38 % with respect to the Prime Money Market Fund and 0.37% with respect to the Treasury Money Market Fund. For the fiscal year ended March 31, 1993, FICM voluntarily reduced its advisory and management fee for each Fund by an annual rate of 0.37%. The monthly advisory and management fee was further reduced voluntarily by the amounts the Funds agreed to pay to Service Organizations. As a result, FICM actually received an advisory and management fee at an annual rate of 0.12% of the value of the Prime Money Market Fund's average daily net assets and 0.13% of the value of the Treasury Money Market Fund's average daily net assets for the fiscal year ended September 30, 1995; 0.12% of the value of the Prime Money Market Fund's average daily net assets and 0.13% of the value of the Treasury Money Market Fund's average daily net assets for the six-month fiscal period ended September 30, 1994; 0.12% of the value of the Prime Money Market Fund's average daily net assets and 0.13% of the value of the Treasury Money Market Fund's average daily net assets for the fiscal year ended March 31, 1994; 0.12% of the value of each Fund's average daily net assets for the fiscal year ended March 31, 1993. During the fiscal year ended September 30, 1995, the six-month fiscal period ended September 30, 1994 and the fiscal years ended March 31, 1994 and 1993, the advisory fees paid to FICM by the Prime Money Market Fund were $693,315, $330,715, $737,811 and $640,620, respectively.
During the fiscal year ended September 30, 1995, the six-month fiscal period ended September 30, 1994 and the fiscal years ended March 31, 1994 and 1993, the advisory fees paid to FICM by the Treasury Money Market Fund were $1,160,424, $454,029, $900,919 and $629,121, respectively. Prior to October 1, 1994 all of these fees were, in turn, paid by FICM to its affiliates which served as sub-investment advisors during the periods indicated.



     Pursuant to state securities regulations applicable to the Fund, FICM has agreed that if, in any fiscal year, the aggregate expenses of a Fund (as defined under the securities regulations of any such state having jurisdiction over the
Fund), exceed the expense limitations of any such state, FICM will reimburse the Fund for such excess expenses to the extent described in any written undertaking provided by FICM or the Trust to such state. To the knowledge of the Trust, as of the date of this SAI, the most restrictive expense limitation limits aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2 1/2% of the first $30 million of each Fund's average net assets, 2% of the next $70 million, and 1 1/2% of its remaining average net assets.



     Expenses incurred in the organization and operation of each Fund, including taxes, interest, penalties, brokerage and other fees and commissions, if any, fees and expenses of Trustees, SEC fees and related expenses, state Blue Sky qualification fees, advisory fees, administration fees, charges of custodians, costs of transfer and dividend disbursing agents, certain insurance premiums, outside auditing and legal expenses, costs of maintenance of trust existence, costs of independent pricing services, investor services, preparation and printing of prospectuses for regulatory purposes and for distribution to shareholders, shareholders' reports and shareholders' meetings, costs of the Funds' arrangements with Service Organizations and extraordinary expenses, are borne by each Fund. Certain expenses that are directly incurred by or attributed to a particular class of shares of a Fund will be charged solely to shareholders of that class of shares. Currently, the only expenses that are allocated differently between a Fund's separate classes of shares are expenses arising from the Service Agreements entered into by the Trust with certain institutions, and distribution payments made by the Fund's Investor Shares.

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any bank or non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate generally from acting as investment advisor, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of a customer. In some states, banks or other institutions through which transactions in Fund shares are effected, may be required to register as dealers pursuant to state law.


     FICM, FICAL, and the Service Organizations that are governed by banking laws and regulations believe that they may perform services for the Funds without violating the Glass-Steagall Act. There have, however, been no cases deciding whether a bank and its affiliates may perform services comparable to those performed by either FICM, FICAL, or the Service Organizations, and future changes in either federal or state statutes or regulations relating to the permissible activities of banks or trust companies or their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent FICM, FICAL, or the Service Organizations from continuing to perform services for the Funds or from continuing to purchase Fund shares for the accounts of customers. If FICM, FICAL, or the Service Organizations were prohibited from providing services to the Funds, it is expected that the Board of Trustees would make other arrangements and that shareholders would not suffer adverse consequences. Any new advisory agreement would be subject to shareholder approval.


     On the other hand, legislation has been introduced in Congress from time to time which, if enacted, would permit a bank holding company subsidiary to organize, sponsor and distribute shares of investment companies such as the Funds notwithstanding present restrictions under the Glass-Steagall Act and the Holding Company Act. As described herein, the Funds are currently distributed by PFD Inc. and receive certain administrative services from The Dreyfus Corporation. If current restrictions preventing a bank holding company subsidiary from legally sponsoring, organizing, controlling and distributing shares of an investment company were relaxed, it is anticipated that FICM, FICAL, or the Service Organizations would consider the possibility of offering to perform additional services for the Funds.


     It is not possible of course, to predict whether or in what form such legislation might be enacted or the terms upon which FICM, FICAL, or the Service Organizations might offer to provide services for consideration by the Board of Trustees.

     FICM's investment advisory agreement provides that FICM shall not be liable for any error of judgment or mistake of law, or in any other event whatsoever, except by reason of a breach of fiduciary duty with respect to the receipt of compensation for services or for loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from the reckless disregard of its obligations and duties under the agreement.

  Administration Agreement

     Pursuant to an Administration Agreement dated as of October 1, 1994 (the "Administration Agreement"), The Dreyfus Corporation (the "Administrator") serves as administrator for the Funds. Under the Administration Agreement, the Administrator supplies office facilities; provides statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, and internal executive and administrative services; prepares reports to shareholders; prepares reports to and filings with the SEC and state securities authorities; prepares tax returns; calculates the net asset value of Fund shares and dividends and capital gains distributions to shareholders; and generally assists in all aspects of the Funds' operations (except with respect to services provided by the Funds' investment advisor). For these administrative services, the Administrator is entitled to receive a fee at the annual rate of 0.10% of each Fund's average daily net assets. During the fiscal year ended September 30, 1995, the six-month fiscal period ended September 30, 1994 and the fiscal years ended March 31, 1994 and 1993, the administration fees paid to the Administrator by the Prime Money Market Fund were $577,763, $275,596, $614,901 and $533,850, respectively. During the fiscal year ended September 30, 1995, the six-month fiscal period ended September 30, 1994 and the fiscal years ended March 31, 1994 and 1993, the administration fees paid to the Administrator by the Treasury Money Market Fund were $921,886, $347,499, $690,137 and $524,268, respectively.


     The Administration Agreement with the Administrator will continue in effect automatically with respect to each Fund for successive annual periods ending on March 17th of each year, provided such continuation is approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding shares of the particular Fund involved (as defined in the 1940 Act), and by a majority of the Trustees who are not interested persons of any party to the Administration Agreement by vote cast in person at a meeting called for such purpose. The Administration Agreement is terminable at any time with respect to either Fund by the Board of Trustees or by a vote of a majority of the Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon not less than 90 days' notice to the Trust.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds or its security holders in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties thereunder.

     If the aggregate expenses of either Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Fund may deduct from the fees to be paid with respect to such Fund to the Administrator, or the Administrator will bear, to the extent required by such regulations, that portion of such excess which bears the same relation to the total excess as the Administrator's fees bear to the total administration and investment advisory and management fees otherwise payable for the fiscal year by the Fund involved to the Administrator and the Funds' investment advisor. Such amount, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis. The Administrator may also voluntarily waive its fee from either Fund from time to time.

  Distribution Contract


     The Trust has retained Pacifica Funds Distributor Inc., an affiliate of Furman Selz, to serve as principal underwriter for the Funds' Service and Institutional Shares pursuant to a Distribution Contract dated as of October 1, 1995. Service and Institutional Shares of each Fund are sold on a continuous basis by PFD Inc. PFD Inc. is not obliged to sell any particular amount of shares.


  Service Organizations


     The Trust may enter into Service Agreements with certain institutions that are record shareholders in the Funds ("Service Organizations"), providing that the Service Organizations will render support services to their customers ("Customers") who are the beneficial owners of Service and Institutional Shares in consideration of the Funds' payment of up to 0.25% (on an annual basis) of the average daily net asset value of the Service and Institutional Shares held by the Service Organizations for the benefit of their Customers. Currently, the Funds make payments to Service Organizations at the rate of 0.21% (on an annual basis) of the average daily net asset value of Service Shares. The Funds do not intend to make any payments to Service Organizations with respect to Institutional Shares during the current fiscal year. All payments made under Servicing Agreements with respect to a particular class of shares are borne by that class. The services provided by a Service Organization may include: (i) aggregating and processing purchase and redemption requests from Customers; (ii) providing Customers with a service that invests the assets of their accounts in Fund shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to Customers; (v) arranging for bank wires; (vi) responding to Customer inquiries; (vii) providing sub-accounting with respect to Fund shares beneficially owned by Customers; (viii) forwarding shareholder communications; and (ix) other similar services requested by the Trust. Agreements with the Service

Organizations are terminable at any time by the Trust without penalty. FICM intends to waive a portion of the advisory fee otherwise payable by a Fund on assets invested by Customers of Service Organizations to the extent that the investment advisory fees paid by a Fund to FICM plus the fees paid by the Fund to Service Organizations exceed the annual rate of 0.50% the Fund's average daily net assets. For the fiscal year ended September 30, 1995, the six-month fiscal period ended September 30, 1994, and the fiscal years ended March 31, 1994 and 1993, the Prime Money Market Fund paid, with respect to Service Shares, $899,761, $413,393, $922,351 and $800,774, respectively, to Service
Organizations. For the same periods, the Treasury Money Market Fund paid, with respect to Service Shares, $1,461,465, $521,248, $1,035,205 and $786,402,
respectively, to Service Organizations. Of these amounts, for the fiscal year ended September 30, 1995, the six-month fiscal period ended September 30, 1994 and the fiscal years ended March 31, 1994 and 1993, respectively, a total of $2,356,348, $924,045, $1,935,703 and $1,551,971 was paid to FICAL, and other affiliates of First Interstate Bancorp; and a total of $4,878, $10,596, $21,853 and $35,205 was paid to Western Asset Management Company, a prior affiliate of FICAL. For the fiscal year ended September 30, 1995, the six-month fiscal period ended September 30, 1994, and the fiscal years ended March 31, 1994 and 1993, the Service Organizations voluntarily waived fees aggregating $531,426, $275,596, $614,901 and $533,850, respectively, with respect to the Service Shares of the Prime Money Market Fund and $831,033, $347,498, $690,137 and $524,268 and $202,442, respectively, with respect to the Service Shares of the Treasury Money Market Fund. With respect to the Institutional Shares of the Funds, for the period from their commencement of operations on August 11, 1995 to the fiscal year end on September 30, 1995, no fees were paid to Service Organizations.


     Depending upon the terms governing the particular Customer accounts, Service Organizations may charge Customers directly for cash management and other services provided in connection with the accounts, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. A Customer should therefore read this SAI in light of the terms of the account with a Service Organization before purchasing Fund shares.

                  PURCHASE OF SERVICE AND INSTITUTIONAL SHARES

     The Funds' Service and Institutional Shares are sold at the net asset value next determined after federal funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the transfer agent, as hereafter provided.

     Orders for the purchase of Service and Institutional Shares are effected as of the business day an order is received if federal funds are received by the Funds by 12:00 noon, Pacific time. If federal funds are received at or after 12:00 noon, Pacific time, orders are effected the next business day.


     All Service and Institutional Shares purchased are credited to the appropriate shareholder's account at the net asset value determined as described below. Service and Institutional Shares begin accruing income dividends on the day on which shares are purchased and continue to accrue dividends through the day before the Shares are redeemed.


     In order to maximize earnings the Funds intend to be as completely invested as is feasible. The Funds are required to make immediate settlement in federal funds for portfolio securities purchased.

                 REDEMPTION OF SERVICE AND INSTITUTIONAL SHARES

     Upon receipt of a proper request by the transfer agent, the Funds will redeem Service and Institutional Shares at their next determined net asset value. Customers should submit redemption requests to their Banks in accordance with the instructions and limitations of the Banks.


     Requests for redemption of Service and Institutional Shares are processed after a proper redemption request is received by the Fund's transfer agent. If such requests are received by the Fund's transfer agent on a business day by 12:00 noon, Pacific time, the Shares are redeemed at the net asset value determined as of 12:00 noon, Pacific time, on that day; if requests are received by the transfer agent at or after 12:00 noon, Pacific time, the redemption is made at the net asset value determined as of 12:00 noon, Pacific time, on the next business day.

     Ordinarily, the Funds will transmit payment for all Service and Institutional Shares redeemed within two business days after a redemption request is executed, but in any event payment will be made within seven days thereafter. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Funds ordinarily utilize is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Funds' shareholders.



     The Trust may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Trust may also redeem Service and Institutional Shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act.



     In addition, the Trust may redeem Service and Institutional Shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for the shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Service or Institutional Shares of a Fund as provided from time to time in the Prospectus.



     All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.


                        DETERMINATION OF NET ASSET VALUE


     The net asset value per share ("NAV") for each share class of both Funds is determined as of 12:00 noon, Pacific time, on days on which the Trust is open for business (i.e., days on which the San Francisco branch of the Federal Reserve Bank and First Interstate Bank of California, the Funds' custodian, and in the case of the Treasury Money Market Fund, the New York Stock Exchange, are open for business -- "business days"). For 1996, the San Francisco branch of the Federal Reserve Bank and the Funds' custodian have designated the following holiday closings: New Year's Day (observed), Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. The San Francisco branch of the Federal Reserve Bank or the Funds' custodian may designate different dates for the observance of these holidays as well as designate different holidays for closing in the future. To the extent that the Funds' securities are traded on various markets on days when the Federal Reserve Bank of San Francisco or the Funds' custodian is closed, a Fund's NAV may be affected on days when the shareholders may not purchase or redeem shares. NAV of each class of shares of the Funds is computed by dividing the value of a Fund's assets allocable to that class, less the liabilities charged to that class, by the total number of outstanding shares of that class.


     The Funds' instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in a Fund would receive less investment income. The converse would apply in a period of rising interest rates.


     The valuation of the Funds' instruments, based upon their amortized cost and the concomitant maintenance by each Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the 1940 Act, pursuant to which each Fund must adhere to certain conditions. Each Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined to present minimal credit risks pursuant to guidelines adopted by the Trustees. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.



     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at a single value. Such procedures will include the determination, at such intervals as the Trustees deem appropriate, of the extent to which each Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, and whether such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Trustees determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of each Fund to maintain a per share net asset value of $1.00, but there can be no assurance that either Fund will do so.


                          DIVIDENDS AND DISTRIBUTIONS

     Each Fund ordinarily declares dividends from its net investment income on each day that the Fund is open for business. Dividends usually are payable within five business days after the end of each month. Each Fund's earnings for non-business days are declared as dividends to the shareholders of record on the preceding business day.

     If an investor redeems all shares in its account at any time during the month, all dividends declared to the day prior to redemption are paid to the investor within five business days after the end of the month by crediting its bank account or, if this is not possible, in cash. Distributions of realized securities gains, if any, are declared and paid at least annually.


     Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, although there can be no assurance that either Fund will do so. To effectuate this policy, under certain circumstances the Board of Trustees may consider the advisability of temporarily reducing or suspending declaration of daily dividends, or the advisability of making a capital gains or other distributions. See "Determination of Net Asset Value."

                                     TAXES


     Each Fund has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute their taxable net investment income and net realized capital gains, if any. Net investment income and net realized capital gains, if any, will be distributed to investors of the Fund that realized the income or gain. Distributions of net investment income and capital gains are taxable to those investors who are not exempt from federal income taxes. It is expected that each Fund will distribute any net realized short-term gains (unless negligible in amount) at least annually. Neither Fund expects to realize any long-term capital gains. Each Fund will be treated separately for federal tax-purposes.


     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.


     The Prime Money Market Fund has an unused capital loss carryover of approximately $103,100 available for federal income tax purposes to be applied against future profits from sales of securities, if any, realized subsequent to September 30, 1995. If not applied, $46,700 expires on September 30, 1999 and $56,400 expires on September 30, 2000.


     For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be used. Please consult a tax or other financial advisor to determine the tax consequences of a particular exchange.


     Dividends derived from net investment income, together with distributions from the excess, if any, of net realized short-term gains over net realized long-term losses and gains from the sale or other disposition of certain market discount bonds paid by each Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from the excess, if any, of net realized long-term securities gains over net realized short-term securities losses paid by each Fund to a foreign investor will not be subject to any U.S. withholding taxes. However, such distributions may be subject to backup withholding, as described in the Fund's Prospectuses, unless the foreign investor certifies his non-U.S. residency status. Different tax consequences may apply to foreign investors engaged in a U.S. trade or business. Foreign investors should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Funds.


                               YIELD CALCULATIONS


     The "yields" and "effective yields" of each Fund described in the Prospectuses are calculated according to formulas prescribed by the SEC. The standardized seven-day yields for the respective classes of shares of a Fund are computed separately for each class by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for a Fund are also computed separately for each class by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The fees which may be imposed by Banks for cash management services in connection with investments in shares of the Funds are not reflected in the Funds' yields, and any such fees, if charged, will reduce the actual return received by Customers for their investments. For the seven-day period ended September 30, 1995, the Prime Money Market Fund's yield and effective yield on Service Shares were 5.46% and 5.60%, respectively, and on Institutional Shares were 5.67% and 5.83%, respectively. For the seven-day period ended September 30, 1995, the Treasury Money Market Fund's yield and effective yield on Service Shares were 5.29% and 5.42% respectively, and on Institutional Shares were 5.52% and 5.66%, respectively. During this seven-day period, the Investment Advisor and Service Organizations waived portions of their fees amounting to 0.23% and 0.43% of the average daily net assets of the Prime Money Market Fund for Service Shares and Institutional Shares, respectively, and 0.23% and 0.43% of the average daily net assets of the Treasury Money Market Fund for Service Shares and Institutional Shares, respectively. With respect to the Prime Money Market Fund, had these expenses not been waived, the yield and effective yield for the same period would have been, 5.23 and 5.37%, respectively, for the Service Shares and 5.24% and 5.40%, respectively, for Institutional Shares. With respect to the Treasury Money Market Fund, had these expenses not been waived, the yield and effective yield for the same period would have been 5.06% and 5.19%, respectively, for the Service Shares and 5.09% and 5.23% respectively for Institutional Shares.


     Yield information may be useful in reviewing the Funds' performance and for providing a basis for comparison with other investment alternatives. However, yields fluctuate, unlike investments which pay a fixed yield for a stated period of time. Yields for the Funds are calculated on the same basis as other money market funds as required by applicable regulations. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

     Investors should recognize that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

                             PORTFOLIO TRANSACTIONS

     Purchases and sales of portfolio securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid by either Fund for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. While FICM generally seeks competitive spreads or commissions, the Funds may not necessarily be paying the lowest available spread or commission for the reasons stated below.

     The Funds' agreement with FICM provides that, in executing portfolio transactions and selecting brokers or dealers, FICM will use its best efforts to seek, on behalf of the Funds, the best overall terms available. In assessing the best overall terms available for any transaction, FICM is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.


     In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, FICM may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to either Fund and/or other accounts over which it or an affiliate exercises investment discretion. FICM is authorized, subject to the review of the Board of Trustees, to pay to a broker or dealer which provides such brokerage and research services a commission for executing a portfolio transaction for either Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, such commission is determined in good faith to be reasonable in relation to the value of the brokerage and research services provided by such broker or dealer in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934. Information so received will supplement but will not replace that which is to be provided by FICM, and the fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to FICM in serving both the Funds and other clients and conversely, supplemental information obtained by the placement of business of other clients may be useful to FICM in carrying out its obligations to the Funds.


     Investment decisions for each Fund will be made independently from those of any fiduciary or other accounts that may be managed by FICM. However, to the extent that the same securities transaction may be deemed to be equally suitable at the same time for two or more accounts, the transaction will be allocated in a manner believed to be equitable to each account. In some cases, this procedure may adversely affect the price paid or received, or the size of the position obtained for or disposed of, by a Fund.


     The Funds do not purchase any obligations issued by First Interstate Bancorp or its affiliates. In addition, no portfolio securities are purchased from, sold to, or executed through First Interstate Bancorp or its affiliates. However, First Interstate Bancorp or its affiliates engage in transactions involving bank obligations, commercial paper, repurchase agreements, and securities of the U.S. Government and of certain U.S. Government agencies or instrumentalities. Such activities may have some effect on the market of such securities, and First Interstate Bancorp and its affiliates may be competing in the market place with the Funds in the purchase and sale of such securities.


     FICM has agreed to maintain a policy and practice of conducting its investment advisory services to the Trust independently of the commercial banking operations of any of its affiliates.

                            DESCRIPTION OF THE FUNDS

  Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated July 17, 1984 and consists of a series of separately managed portfolios. Prior to February 9, 1993 the name of the Trust was Fund Source. This SAI relates only to the Service and Institutional Shares of two of those portfolios -- the Prime Money Market Fund and the Treasury Money Market Fund.


     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. The establishment and offering of additional portfolios will not alter the rights of the Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights.



     In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each class of shares of a Fund shall each be solely responsible for the Service Organization fees, distribution payments and other "class" expenses, if any, that are allocated to the particular share class.


  Shareholder and Trustee Liability

     The Trust is an entity of the type commonly known as a "Massachusetts Business Trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss because of status as a shareholder is limited to circumstances in which a Fund itself would be unable to meet its obligations.



     The Declaration of Trust further provides that the Trustees and officers will not be liable except for liability to the Trust or its shareholders to which he would be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of his duties, or reckless disregard of the duties involved in the conduct of his office. The Trust may have an obligation to indemnify its Trustees and officers with respect to any litigation.



  Voting Rights



     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. Each matter to be voted on by shareholders shall be voted by all of the Trust's outstanding shares, irrespective of portfolio, unless a separate vote of one or more portfolios is required by the 1940 Act or other applicable law or regulations or the Trustees determine that the particular matter affects only the rights or interests of one or more portfolios (and not all portfolios). Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy, would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of all portfolios voting together in the aggregate without regard to particular portfolios. Shareholders of each of the Funds will vote in the aggregate and not by class unless the matter to be voted on affects only the interests of the holders of a particular class of a Fund's shares.



     There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Pursuant to an undertaking, shareholder meetings will be called upon the written request of the holders of at least 10% of the outstanding shares entitled to vote. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.



     As of January 17, 1996, First Interstate Bank of California and its affiliated banks held of record substantially all of the outstanding shares of each Fund as agent, custodian, trustee or investment advisor on behalf of their customers. At such date the following persons held as beneficial owner five percent or more of the outstanding shares of a Fund because they possessed sole or shared voting or investment power with respect to such shares: Prime Money Market Fund (Service Shares): SC UFCW JT Fds -- Benefit Operating, Colleen Thompson, Administrator, SCUFCW, 6425 Katella Avenue, Cypress, CA
90630 -- 7.57%; Retail CLK -- Pacifica Income Advisers, 1299 Ocean Avenue, Santa Monica, CA 90401 -- 7.81%; Prime Money Market Fund (Institutional Shares):
Cocopah Indian Tribe -- Bingo/Casino, Sherry Cordova, County 15 Avenue G, Somerton, AZ 85350 -- 6.93%; Treasury Money Market Fund (Service Shares): San Diego Port 95 Acquisition Fund, P.O. Box 488, San Diego, CA 92112 -- 5.17%; Nevada Pers -- Putnam, Paul Seaman, 693 West Nye Lane, Carson City, NE
89703 -- 8.75%; Treasury Money Market Fund (Investor Shares): Pacificorp Fdn/Becker, Brad Watkins, 700 NE Mulnomah, Suite 1600, Portland OR
97232 -- 5.42%; Nick Bunick, Nick Bunick Custom Homes, 5285 SW Meadows Road,

Suite 377, Lake Oswego, OR 97035 -- 9.78%; CH 2M Hill Pension Trust/Becker, Rudd Little, P.O. Box 22508, Denver, CO 80222 -- 13.45%.



     As used in this SAI and the Funds' Prospectuses, a "majority of the outstanding shares" of a portfolio means, with respect to the approval of an investment advisory agreement, or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the portfolio.


                           CUSTODIAN, TRANSFER AGENT,

                       COUNSEL, AND INDEPENDENT AUDITORS



     FICAL, 707 Wilshire Boulevard, Los Angeles, California 90017, serves as custodian for the Funds. As custodian, FICAL has agreed, among other things, to keep and maintain the assets of each Fund, collect income due and payable to the Funds, make disbursements of money on the Funds' behalf, and prepare and maintain books and records relating to its duties. For its custodial services, FICAL is entitled to a fee, computed daily and payable monthly, at the following annual rates based upon the aggregate assets of the Trust: 0.021% of the first $5 billion; 0.0175% of the next $5 billion; 0.015% of the balance over $10 billion. In addition, FICAL is entitled to certain transaction charges and to reimbursement for its out-of-pocket expenses.



     Furman Selz, 230 Park Avenue, New York, New York 10169, serves as the transfer agent for the Funds. As transfer agent, Furman Selz has agreed to perform such services as maintaining shareholder accounts, preparing annual meeting lists, mailing proxies, disbursing income dividends, and filing certain tax forms, and is entitled to reimbursement from the Funds for certain reasonable out-of-pocket expenses incurred in connection with the performance of its services. Furman Selz may appoint co-transfer agents and sub-dividend disbursing agents to assist in the performance of its services to the Funds, provided that Furman Selz shall be as fully responsible to the Funds for the acts and omissions of any such agent as it is for its own acts and omissions.



     Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serves as counsel for the Funds.



     Ernst & Young LLP, 515 South Flower Street, Los Angeles, California, have been selected to serve as the Funds' independent auditors for the current fiscal year. The audited financial statements which are incorporated by reference into this SAI and the audited financial information which appears in the Funds' Prospectuses under the heading "Financial History," for the fiscal year ended September 30, 1995 and the six-month fiscal period ended September 30, 1994 have been audited by Ernst & Young LLP, the Funds' current independent auditors. The audited financial statements for the year ended March 31, 1994 which are incorporated by reference into this SAI and the audited financial information which appears in the Funds' Prospectuses under the heading "Financial History," for each of the four years in the period ended March 31, 1994 for the Funds have been audited by the Funds' former independent accountants, Price
Waterhouse LLP. The audited financial statements that have been incorporated by reference herein and included in the Funds' Prospectuses are so included or incorporated in reliance on the reports of Ernst & Young LLP and Price Waterhouse LLP given upon the authority of such firms as experts in accounting and auditing.



                              FINANCIAL STATEMENTS



     The financial statements included in the Funds' September 30, 1995 Annual Report to Shareholders are incorporated by reference into this SAI. The Report of Independent Accountants on the statements of changes in net assets of the Funds for the year ended March 31, 1994 and the financial highlights for each of the four years in the period ended March 31, 1994 is included as Attachment A to this SAI. No other part of the Annual Report is incorporated by reference herein. Copies of the financial statements may be obtained upon request and without charge by writing to the Funds at 237 Park Avenue, New York, New York 10017 or calling 1-800-662-8417.

                                    APPENDIX

DESCRIPTION OF SECURITIES RATINGS


     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBC Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("Thomson").


  Long-Term Corporate Debt Rating


     The two highest ratings of D&P for corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.



     The two highest ratings of Fitch for corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.



     The two highest ratings of S&P for corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.



     The two highest ratings of Moody's for corporate bonds are Aaa and Aa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuer. The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category.



     The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. Obligations for which there is a very low expectation of investment risk are rated AA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.



     The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA represent the highest category assigned to long-term debt. The ability of the obligor to repay principal and interest on a timely basis is considered to be extremely high. Bonds rated AA indicate a very strong ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.


  Short-Term Corporate Debt Ratings


     The highest rating of D&P for commercial paper is D-1. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


     Fitch's short-term ratings apply to corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted A-1+.



     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations.



     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1+ by IBCA indicates that the obligation is supported by the highest capacity for timely repayment. Where issues posses a strong capacity for timely repayment, a rating of A1 is assigned.



     Thomson's short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by U.S. commercial bank; thrifts and non-bank banks; non-U.S. banks; and broker dealers. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                                                                    ATTACHMENT A




                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees and Shareholders of Pacific American Fund:




In our opinion, the statements of changes in net assets and the financial highlights appearing in the September 30, 1995 Annual Report to Shareholders of the Pacifica Prime Money Market Fund and the Pacifica Treasury Money Market Fund (formerly, the Pacific American Fund) present fairly in all material respects the changes in net assets for the year ended March 31, 1994 of Pacific American Fund Money Market Portfolio and U.S. Treasury Portfolio and their financial highlights for each of the four years in the period ended March 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Pacific American Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. We have not audited the financial statements of Pacific American Fund Money Market Portfolio and U.S. Treasury Portfolio for any period subsequent to March 31, 1994.







PRICE WATERHOUSE LLP
Los Angeles, California
May 4, 1994

                              PACIFICA FUNDS TRUST

                               Money Market Trust

                                237 Park Avenue
                            New York, New York 10017
                General and Account Information:  (800) 662-8417

 ---------------------------------------------------------------------------

         First Interstate Capital Management, Inc. - Investment Advisor
                           ("FICM" or the "Advisor")

                   Furman Selz LLC Administrator and Sponsor
                        ("Furman Selz" or the "Sponsor")

                 Pacifica Funds Distributor Inc. - Distributor
                       ("PFD Inc." or the "Distributor")

                      STATEMENT OF ADDITIONAL INFORMATION

            This Statement of Additional Information ("SAI") describes the Money Market Trust (the "Fund").

            This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for the Fund dated February 1, 1996, as may be revised from time to time (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Fund at the address or information number printed above. Capitalized terms not otherwise defined herein have the same meaning as in the Prospectus.

            Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any First Interstate or other bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal.


February 1, 1996.

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----


GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

INVESTMENT POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . . . . . . . . .   16

PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

TAXATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1

                                    GENERAL

            Pacifica Funds Trust (the "Trust") is an open-end management investment company currently offering shares in a series of separately managed investment portfolios. This SAI relates to one of these portfolios -- Pacifica Money Market Trust. The Trust was organized on July 17, 1984 under the name "Fund Source." The Trust changed its name to "Pacifica Funds Trust" on February 9, 1993. The Fund originally commenced operations on September 17, 1990 as a separate investment portfolio of Westcore Trust called the Prime Money Market Fund. On October 1, 1995, the Fund was reorganized as a portfolio of the Trust.

                              INVESTMENT POLICIES

            The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.

General

            The assets of the Fund consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the Securities and Exchange Commission (the "SEC")), and the dollar-weighted average maturity of the Fund may not exceed 90 days.

            The securities in which the Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Prospectus.

            Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

            Subject to the general supervision and approval of the Board of Trustees, the Advisor makes decisions with respect to and places orders for all purchases and sales of securities for the Fund. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

Repurchase Agreements

            The Fund may engage in a repurchase agreement with respect to any security in which the Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price, on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, which shall be at least equal to the amount of the agreed upon resale price plus the transaction costs (including loss of interest) that the Fund could reasonably expect to incur if the seller defaults. Securities subject to repurchase agreements will be physically held by the Fund's custodian (or sub-custodian) or registered in the name of the Trust or its custodian (or sub-custodian) in a book-entry system, in the case of a security registered on a book-entry system. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected securities dealers or domestic banks or other recognized financial institutions. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940 (the "1940 Act").

Reverse Repurchase Agreements

            The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements with financial institutions such as banks and broker-dealers in accordance with the investment limitations described in the Prospectus. Pursuant to such an agreement, the Fund would sell portfolio securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-quality debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Variable and Floating Rate Instruments

            The Fund may acquire variable and floating rate instruments as described in the Prospectus. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by the Fund will be determined by the Advisor under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.

When-Issued Securities

            The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on this basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such case the Fund may be required subsequently to place additional assets in the separate account so that the value of the account remains equal to the amount of the Fund's commitment. The Fund's net assets may be expected to fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because the Fund will set aside cash or liquid investments to satisfy its purchase commitments in the manner described above, the Fund's liquidity may be affected in the event the Fund's forward commitments, commitments to purchase "when-issued" securities and delayed settlements ever exceeded 25% of the value of its assets.

            The Fund will purchase securities on a "when-issued," forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In this case the Fund may realize a taxable capital gain or loss. When the Fund engages in "when-issued," forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a "when-issued" purchase, a forward commitment or a delayed settlement (and any subsequent fluctuations in their market value) is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Restricted Securities

            It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

                            INVESTMENT RESTRICTIONS

            In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations which may be changed only by a vote of the holders of a majority of the outstanding shares of the Fund (as defined in "Other Information -- Voting Rights").

      The Fund may not:

      1. Purchase securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

      2. Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies which invest in real estate or interests therein.

      3. Purchase securities on margin, make short sales of securities or maintain a short position.

      4.    Underwrite the securities of other issuers.

      5. Purchase or sell commodity contracts (including futures contracts), or invest in oil, gas or mineral exploration or development programs.

      6. Buy common stocks or voting securities, or state, municipal or industrial revenue bonds.

      7.    Write or purchase put or call options.

            In order to permit the sale of the Fund's shares in certain states, the Trust may make commitments with respect to the Fund that are more restrictive than the investment policies listed above and in the Prospectus. Should the Trust determine that the commitments made to permit the sale of the Fund's shares in any state are no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of the Fund's shares in the state involved.

            If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, however, the Fund will not at any time hold more than 10% of its net assets in illiquid securities. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                                   MANAGEMENT

Trustees and Officers

            The principal occupations of the Trustees and executive officers of the Fund for the past five years and their ages are listed below. None of the Trustees is deemed to be an "interested person" of the Trust for purposes of the 1940 Act.

                           Position(s) Held           Principal Occupation(s)
Name, Address and Age      with Registrant              During Past 5 Years
---------------------      ----------------           -----------------------



Joseph N. Hankin           Trustee                    President, Westchester
75 Grasslands Road                                    Community College since
Valhalla, NY  10595                                   1971; President of
Age:  55                                              Hartford Junior College
                                                      from 1967 to 1971;
                                                      Adjunct Professor of
                                                      Columbia University
                                                      Teachers College since
                                                      1976.

Richard A. Wedemeyer       Trustee                    Vice President of
17 High Street                                        Performance Advantage,
Suite 301                                             Inc., 17 High Street,
Norwalk, CT  06851                                    Norwalk, CT 06851 since
Age:  59                                              1992; Vice President of
                                                      Jim Henson Productions
                                                      from 1979 to 1992;
                                                      Author of In Transition
                                                                -- ----------
                                                      (Harper Collins);
                                                      co-founder and
                                                      co-conductor of Harvard
                                                      Business School Club of
                                                      New York Career
                                                      Seminar; Trustee of Jim
                                                      Henson Legacy trust.

John E. Heilmann           Trustee                    Retired; Chairman,
Old Norwood Plantation                                President and Chief
Wingina, VA  24599                                    Executive Officer,
Age:  64                                              Distillers Somerset,
                                                      Inc. and Norwood
                                                      Enterprises, Inc. from
                                                      1987 to 1992.


Dennis W. Draper           Trustee                    Associate Professor of
University of Southern                                Finance, at University
California                                            of Southern California
School of Business                                    since 1978; Director of
Hoffman 701-F                                         Data Analysis, Inc.
Los Angeles, CA  90089                                (financial services);
Age:  46                                              and Editorial Board
                                                      Member of Chicago Board
                                                      of Trade.

Jack D. Henderson          Trustee                    Private law practice;
1600 Broadway                                         Partner of the law firm
Denver, CO 80202                                      of Clanahan, Tanner,
Age:  68                                              Downing & Knowlton,
                                                      P.C. from 1989 to
                                                      1995.

Michael C. Petrycki        President                  Executive Vice
230 Park Avenue                                       President and Director
New York, NY  10169                                   of Furman Selz since
Age:  53                                              1984.

                           Position(s) Held           Principal Occupation(s)
Name, Address and Age      with Registrant              During Past 5 Years
---------------------      ----------------           -----------------------


Steven D. Blecher          Executive Vice             Executive Vice
230 Park Avenue            President                  President and Director
New York, NY  10169                                   of Furman Selz since
Age:  53                                              1983; Vice President,
                                                      Secretary and Treasurer
                                                      of Furman Selz Capital
                                                      Management, Inc. since
                                                      1984.

John J. Pileggi            Vice President and         Managing Director of
237 Park Avenue            Treasurer                  Furman Selz, from 1984
New York, NY  10169                                   to 1992; Senior
Age:  36                                              Managing Director since
                                                      1992 and Director of
                                                      Furman Selz since 1994.

Joan V. Fiore              Vice President and         Managing Director and
237 Park Avenue            Secretary                  Counsel of Furman Selz
New York, NY  10017                                   since 1991; Staff
Age:  39                                              Attorney at the U.S.
                                                      Securities and Exchange
                                                      Commission, Division of
                                                      Investment Management,
                                                      from 1986 to 1991.

Donald E. Brostrom         Assistant Treasurer        Director, Fund
237 Park Avenue                                       Services, Furman Selz
New York, NY  10169                                   Incorporated since
Age:  37                                              1986; Managing Director
                                                      of Furman Selz since
                                                      1995.

            Trustees receive from the Trust an annual retainer of $5,000 and a fee of $1,000 for each Board of Trustees meeting and $500 for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

            For the fiscal year ended September 30, 1995, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisor as the Trust or an investment advisor that is an affiliated person of the Trust's investment advisor:

                                        Pension or
                                        Retirement                  Total Compensation
                        Aggregate    Benefits Accrued  Est. Annual   From Registrant
Name of                Compensation  As Part of Trust Benefits Upon  and Fund Complex
Trustee               from the Trust     Expenses      Retirement    Paid to Trustees
-------               -------------- ---------------- ------------- ------------------

Dennis W. Draper          $10,456           $0              $0         $10,456
Joseph N. Hankin          $11,250           $0              $0         $11,250
John E. Heilmann          $11,250           $0              $0         $11,250
Jack D. Henderson         $10,456           $0              $0         $30,956*
Richard A. Wedemeyer      $11,250           $0              $0         $11,250

---------------
* Includes amounts received for service as a member of the Board of Trustees of Westcore Trust.

            The Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Fund, as of the date of this SAI.

Advisor

            First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as advisor to the Fund. FICM manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Advisor is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion. See "Portfolio Transactions." FICM also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

            FICM is a wholly-owned subsidiary of First Interstate Bank of California ("FICAL"). FICAL is the largest banking subsidiary of First Interstate Bancorp. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states.

            Under the terms of the Investment Advisory Agreement between the Trust and FICM, FICM is obligated to manage the Fund's portfolio in accordance with applicable laws and regulations. The investment advisory services provided by FICM to the Fund are not exclusive under the terms of the Investment Advisory Agreement. FICM is free to, and does, render investment advisory services to others. In making its investment decisions, FICM does not use material inside information in the possession of its affiliates.

            The Investment Advisory Agreement for the Fund will continue in effect for a period beyond more than two years from the date of its execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Advisor, on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.

            The Investment Advisory Agreement provides that FICM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of FICM in the performance of its duties or from reckless disregard of its duties and obligations under the Agreement.

            Prior to October 1, 1995, First Interstate of Oregon, N.A. (the "Predecessor Advisor") served as the investment advisor to the Fund. For the period ended September 30, 1995 and fiscal years ended May 31, 1995, 1994 and 1993, the Predecessor Advisor was entitled to receive $662,983, $1,932,733, $1,193,856 and $570,505, respectively, in advisory fees from the Fund and waived additional advisory fees and reimbursed expenses of $662,983, $2,120,794, $1,104,228 and $387,505, respectively.

            As compensation for services rendered by FICM to the Fund, FICM is entitled to a fee, computed daily and paid monthly, at an annual rate of 0.30% of the first $500 million of the average daily net assets of the Fund, 0.25% of the next $500 million of the Fund's average daily net assets, and 0.20% of the Fund's average daily net assets in excess of $1 billion.

            FICM has agreed that if, in any fiscal year, the aggregate expenses of the Fund (as defined under the securities regulations of any such state having jurisdiction over the Fund), exceed the expense limitations of any such state, FICM will reimburse the Fund for a portion of such excess expenses. To the knowledge of the Trust, as of the date of this SAI, the most restrictive expense limitation limits aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2-1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million, and 1-1/2% of its remaining average net assets.

            Expenses incurred in the organization and operation of the Fund, including taxes, interest, penalties, brokerage and other fees and commissions, if any, fees and expenses of Trustees, SEC fees and related expenses, state Blue Sky qualification fees, advisory fees, administration fees, charges of custodians, costs of transfer and dividend disbursing agents, certain insurance premiums, outside auditing and legal expenses, costs of maintenance of trust existence, costs of independent pricing services, investor services, preparation and printing of prospectuses for regulatory purposes and for distribution to shareholders, shareholders' reports and shareholders' meetings, and extraordinary expenses, are borne by the Fund.

            Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System,
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any bank or non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate generally from acting as investment advisor, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of a customer. In some states, banks or other institutions through which transactions in Fund shares are effected, may be required to register as dealers pursuant to state law.

            FICM, FICAL, and the other First Interstate Banks believe that they may perform services for the Fund without violating the Glass-Steagall Act. There have, however, been no cases deciding whether a bank and its affiliates may perform services comparable to those performed by either FICM, FICAL, or other First Interstate Banks, and future changes in either federal or state statutes or regulations relating to the permissible activities of banks or trust companies or their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent FICM, FICAL, or other First Interstate Banks from continuing to perform services for the Fund or from continuing to purchase Fund shares for the accounts of customers. If FICM, FICAL, or any other First Intestate Banks were prohibited from providing services to the Fund, it is expected that the Board of Trustees would make other arrangements and that shareholders would not suffer adverse consequences. Any new advisory agreement would be subject to shareholder approval.

            On the other hand, legislation has been introduced in Congress from time to time which, if enacted, would permit a bank holding company subsidiary to organize, sponsor and distribute shares of investment companies such as the Fund notwithstanding present restrictions under the Glass-Steagall Act and the Holding Company Act. If current restrictions preventing a bank holding company subsidiary from legally sponsoring, organizing, controlling and distributing shares of an investment company were relaxed, it is anticipated that FICM, FICAL, or the other First Interstate Banks would consider the possibility of offering to perform additional services for the Fund.

            It is not possible of course, to predict whether or in what form such legislation might be enacted or the terms upon which FICM, FICAL, or the other First Interstate Banks might offer to provide services for consideration by the Board of Trustees.

Distribution of Fund Shares

            The Trust has retained Pacifica Funds Distributor, Inc., a subsidiary of Furman Selz, to serve as principal underwriter for the shares of the Fund pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Fund's shares among bona fide investors. The Distributor is not obligated, however, to sell any specific amount of shares. The Distributor is not entitled to any payments from the Fund for its distribution services.

            Prior to October 1, 1995, ALPS Mutual Funds Services, Inc. ("ALPS") served as distributor for the Fund. ALPS was not entitled to any compensation for its services as distributor.

Administrative Services

            Furman Selz provides management and administrative services necessary for the operation of the Fund, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's advisor, distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, Furman Selz furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers, employees and Trustees affiliated with Furman Selz. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund.

            The Administrative Services Contract is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Administrative Services Contract upon not more than 60 days written notice to Furman Selz or by vote of the holders of a majority of the shares of the Fund involved, or, upon 60 days notice by Furman Selz. The Administrative Services Contract will terminate automatically in the event of its assignment.

            Prior to October 1, 1995, ALPS served as the administrator to the Fund. For the period ended September 30, 1995 and the fiscal years ended
May 31, 1995, 1994 and 1993, ALPS received $132,597 $387,803, $94,984 and
$44,825, respectively, in administrative fees from the Fund and waived additional administrative fees of $0, $86,188, $146,794 and $69,276, respectively.

                        DETERMINATION OF NET ASSET VALUE

            The net asset value per share ("NAV") of the Fund is determined as of 10:30 a.m., Pacific time, on days on which the Trust is open for business (i.e., days on which the San Francisco branch of the Federal Reserve Bank and First Interstate Bank of California, the Fund's custodian, are open for business -- "business days"). For 1995, the San Francisco branch of the Federal Reserve Bank and the Fund's custodian have designated the following holiday closings: New Year's Day (observed), Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. The San Francisco branch of the Federal Reserve Bank or the Fund's custodian may designate different dates for the observance of these holidays as well as designate different holidays for closing in the future. To the extent that the Fund's securities are traded on various markets on days when the Federal Reserve Bank of San Francisco or the Fund's custodian is closed, the Fund's NAV may be affected on days when the shareholders may not purchase or redeem shares. NAV of the Fund is computed by dividing the value of the Fund's assets, less the Fund's liabilities, by the total number of outstanding shares of the Fund.

            The Fund's portfolio holdings are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

            The valuation of the Fund's instruments, based upon their amortized cost and the concomitant maintenance by the Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the 1940 Act, pursuant to which the Fund must adhere to certain conditions. The Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined to present minimal credit risks pursuant to guidelines adopted by the Trustees. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;
(b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

            The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at a single value. Such procedures will include the determination, at such intervals as the Trustees deem appropriate, of the extent to which the Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Trustees determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

                          DIVIDENDS AND DISTRIBUTIONS

            The Fund ordinarily declares dividends from its net investment income on each day that the Fund is open for business. Dividends usually are payable within five business days after the end of each month. The Fund's earnings for non-business days are declared as dividends to the shareholders of record on the preceding business day.

            If an investor redeems all shares in its account at any time during the month, all dividends declared to the day prior to redemption are paid to the investor within five business days after the end of the month by crediting its bank account or, if this is not possible, in cash. Distributions of realized securities gains, if any, are declared and paid at least annually.

            The Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions. To effectuate this policy, under certain circumstances the Board of Trustees may consider the advisability of temporarily reducing or suspending declaration of daily dividends, or the advisability of making a capital gains or other distributions. See "Determination of Net Asset Value."

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Furman Selz. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (1) it will have good and marketable title to the securities received by it; (2) that the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

            Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

            The Trust may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

            In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

            If shares of the Fund are represented by a share certificate, the certificate must be surrendered to the Fund's transfer agent for cancellation before the shares can be redeemed.

            All redemptions of shares of the Fund will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                             PORTFOLIO TRANSACTIONS

            Purchases and sales of portfolio securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. While FICM generally seeks competitive spreads or commissions, the Fund may not necessarily be paying the lowest available spread or commission for the reasons stated below.

            The Fund's agreement with FICM provides that, in executing portfolio transactions and selecting brokers or dealers, FICM will use its best efforts to seek, on behalf of the Fund, the best overall terms available. In assessing the best overall terms available for any transaction, FICM is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

            In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, FICM may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which it or an affiliate exercises investment discretion. FICM is authorized, subject to the review of the Board of Trustees, to pay to a broker or dealer which provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, such commission is determined in good faith to be reasonable in relation to the value of the brokerage and research services provided by such broker or dealer in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934. Information so received will supplement but will not replace that which is to be provided by FICM, and the fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to FICM in serving both the Fund and other clients and conversely, supplemental information obtained by the placement of business of other clients may be useful to FICM in carrying out its obligations to the Fund.

            Investment decisions for the Fund will be made independently from those of any fiduciary or other accounts that may be managed by FICM. However, to the extent that the same securities transaction may be deemed to be equally suitable at the same time for two or more accounts, the transaction will be allocated in a manner believed to be equitable to each account. In some cases, this procedure may adversely affect the price paid or received, or the size of the position obtained for or disposed of, by the Fund.

            The Fund does not purchase any obligations issued by First Interstate Bancorp or its affiliates. In addition, no portfolio securities are purchased from, sold to, or executed through First Interstate Bancorp or its affiliates. However, First Interstate Bancorp or its affiliates engage in transactions involving bank obligations, commercial paper, repurchase agreements, and securities of the U.S. Government and of certain U.S. Government agencies or instrumentalities. Such activities may have some effect on the market of such securities, and First Interstate Bancorp and its affiliates may be competing in the market place with the Trust in the purchase and sale of such securities.

            FICM has agreed to maintain a policy and practice of conducting its investment advisory services to the Trust independently of the commercial banking operations of any of its affiliates.

                                    TAXATION

            The Fund intends to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) derive less than 30% of its gross income from the sale or other disposition of certain assets held less than 3 months; and (d) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). By meeting these requirements, the Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as a ordinary corporation and its distributions will be taxed to shareholders as ordinary income.

            Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by the Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

            Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions of net long term capital gains, if any, designated by the Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund's shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

            Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country.

            The Fund is required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions

            The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of the Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                               OTHER INFORMATION

Capitalization

            The Trust is a Massachusetts business trust established under a Declaration of Trust dated July 17, 1984 and consists of a series of separately managed portfolios, only one of which is described in this SAI. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights.

            In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of the Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareholder.

Principal Shareholders

            As of January 17, 1996, the following owned of record or beneficially 5% or more of the shares of the Fund: First Interstate Bank of Oregon, N.A., P.O. Box 2971, Portland, OR 97208-2971 -- 100%.

Shareholder and Trustee Liability

            The Trust is an entity of the type commonly known as a "Massachusetts Business Trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss because of status as a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees and officers will not be liable except for liability to the Trust or its shareholders to which he would be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of his duties, or reckless disregard of the duties involved in the conduct of his office. The Trust may have an obligation to indemnify its Trustees and officers with respect to any litigation.

Voting Rights

            Under the Declaration of Trust, the Trust is not required to hold annual meetings of the Trust's shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust.

In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trust shall assist shareholders who seek to remove any person serving as Trustee.

            The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

            Shareholders of the Fund, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on the portfolio-by-portfolio basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular portfolio.

            The term "majority of the outstanding shares" of a portfolio means the vote of the lesser of (i) 67% or more of the shares of the portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

Custodian, Transfer Agent and Dividend Disbursing Agent

            First Interstate Bank of California, 707 Wilshire Blvd., Los Angeles, California 90017, acts as custodian of the Trust's assets, but plays no role in making decisions as to the purchase or sale of portfolio securities for the Fund.

            As Custodian, FICAL has agreed, among other things, to keep and maintain the assets of the Fund, collect income due and payable to the Fund, make disbursements of money on the Fund's behalf, and prepare and maintain books and records relating to its duties. FICAL is not entitled to receive a fee for the custodial services provided to the Fund.

            Furman Selz acts as transfer agent for the Fund. The Trust compensates Furman Selz for providing personnel and facilities to perform transfer agency related services for the Trust at a rate intended to represent the cost of providing such services.

Performance Information

            The Fund may, from time to time, include its yield or effective yield in advertisements or reports to shareholders or prospective investors.

            Current yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                        365/7
             Effective Yield = [(Base Period Return + 1)     ] - 1.

            For the seven-day period ended September 30, 1995, the yield of the Fund was 5.62%, and the effective yield was 6.80%.

            Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, yields fluctuate, unlike investments which pay a fixed yield for a stated period of time. Yields for the Fund are calculated on the same basis as other money market funds as required by applicable regulations. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

            Investors should recognize that in periods of declining interest rates, the Fund's yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund, thereby reducing the current yields of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

            In connection with communicating its yields to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Independent Accountants

            Ernst & Young LLP, 515 South Flower Street, Los Angeles, California 90071 has been selected to serve as the Fund's independent accountant for the current fiscal year. The audited financial statements which are incorporated by reference into this SAI and the audited financial highlights which appear in the Prospectus have been audited by the Fund's former independent accountants.

Registration Statement

            This SAI and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

            Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Trust's Registration Statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

            The Financial Statements included in the Fund's 1995 Annual Report to Shareholders are incorporated by reference into this SAI. Copies of the Financial Statements may be obtained upon request and without charge from the Trust at the address and telephone number provided on the cover of this SAI.

                                    APPENDIX

DESCRIPTION OF SECURITIES RATINGS

            The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBC Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("Thomson").

Long-Term Corporate Debt Rating

            The two highest ratings of D&P for corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

            The two highest ratings of Fitch for corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

            The two highest ratings of S&P for corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

            The two highest ratings of Moody's for corporate bonds are Aaa and Aa. Bonds rated Aaa are judged to be of the best quality. The rating of Aa is assigned to bonds which are of

"high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

            The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category.

            The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be extremely high. Bonds rated AA indicate a very strong ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Corporate Debt Ratings

            The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            Fitch's short-term ratings apply to corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality.

Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

            S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

            Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations.

            IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by the highest capacity for timely repayment. Where issues posses a particularly strong credit feature, a rating of A1+ is assigned.

            Thomson's short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less which is issued by banks and other financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                              PACIFICA FUNDS TRUST

                  Pacifica 100% U.S. Treasury Money Market Fund
                                (Service Shares)

                                 237 Park Avenue
                            New York, New York 10017
                 General and Account Information: (800) 662-8417

--------------------------------------------------------------------------------

          First Interstate Capital Management, Inc.--Investment Advisor
                            ("FICM" or the "Advisor")

               Furman Selz Incorporated--Administrator and Sponsor
                        ("Furman Selz" or the "Sponsor")

                  Pacifica Funds Distributor Inc.--Distributor
                       ("PFD Inc." or the "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION

                 This Statement of Additional Information ("SAI") describes the Service Shares of Pacifica 100% U.S. Treasury Money Market Fund (the "Fund") which is managed by First Interstate Capital Management, Inc.


                 This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectus for the Fund dated February 1, 1996, as may be revised from time to time (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Fund at the address or information number printed above. Capitalized terms not otherwise defined herein have the same meaning as in the Prospectus.


                 Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any First Interstate or other bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including the possible loss of principal.


February 1, 1996.

                                TABLE OF CONTENTS
                                -----------------

                                                                             Page
                                                                             ----
GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

INVESTMENT POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         U.S. Treasury Securities . . . . . . . . . . . . . . . . . . . . .    1
         Stripped Treasury Securities . . . . . . . . . . . . . . . . . . .    1
         Investment Company Securities  . . . . . . . . . . . . . . . . . .    2

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .    2

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         Trustees and Officers  . . . . . . . . . . . . . . . . . . . . . .    5
         Advisor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         Distribution of Fund Shares  . . . . . . . . . . . . . . . . . . .    8
         Administrative Services  . . . . . . . . . . . . . . . . . . . . .    9
         Service Organizations  . . . . . . . . . . . . . . . . . . . . . .    9

EXPENSES AND EXPENSE LIMITS . . . . . . . . . . . . . . . . . . . . . . . .   10

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . .   11

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . .   12

PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .   14

TAXATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . . . .   18
         Custodian, Transfer Agent and Dividend Disbursing Agent  . . . . .   19
         Performance Information  . . . . . . . . . . . . . . . . . . . . .   20
         Independent Auditors . . . . . . . . . . . . . . . . . . . . . . .   21
         Registration Statement . . . . . . . . . . . . . . . . . . . . . .   21

                                     GENERAL

                 Pacifica Funds Trust (the "Trust") is an open-end management investment company currently offering shares in a series of separately managed investment portfolios. The Trust was organized on July 17, 1984 under the name Fund Source. The Trust changed its name to "Pacifica Funds Trust" on February 9, 1993.

                               INVESTMENT POLICIES

                 The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve its objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.

                 U.S. Treasury Securities. The Fund invests exclusively in obligations of the U.S. Treasury which are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and which have remaining maturities not exceeding 397 days. U.S. Treasury securities are obligations issued by the U.S. Treasury. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States. The U.S. Treasury also issues securities in the form of notes and bonds.

                 Stripped Treasury Securities. The Fund may invest in certain U.S. Government Obligations referred to as "Stripped Treasury Securities." Stripped Treasury Securities are U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually), interest coupons that have been stripped from such U.S. Treasury securities, and receipts and certificates for such stripped debt obligations and stripped coupons. Stripped bonds and stripped coupons are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security.

         Stripped Treasury Securities will include coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

         The U.S. Government does not issue Stripped Treasury Securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

         CUBES, like STRIPS, are direct obligations of the U.S. Government. CUBES are coupons that have previously been physically stripped from U.S. Treasury notes and bonds, but which were deposited with the Federal Reserve Bank's book-entry system and are now carried and transferable in book-entry form only. Only stripped U.S. Treasury coupons maturing on or after January 15, 1988, that were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program.

                 Investment Company Securities. The Fund may invest in securities issued by other investment companies. The Fund may only invest in investment companies which restrict their portfolio investments solely to the same investment instruments that are permissible investments for the Fund. The Fund will limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole. It is the Fund's policy not to invest in securities issued by other investment companies which pay asset-based fees to the Advisor, the Distributor or their affiliates.

                         INVESTMENT RESTRICTIONS

                 The Fund is subject to the investment limitations enumerated below which may be changed only by a vote of a majority of the holders of the Fund's outstanding shares (as defined under "Other Information -- Voting Rights" below).

                 The Fund may not:

                 1. Invest more than 10% of the aggregate value of its total assets in investments which are illiquid, or not readily marketable;

                 2. Borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist);

                 3. Make loans, except loans of portfolio securities and except that the Fund may purchase the types of debt instruments described in the Prospectus or the SAI;

                 4. Invest in companies for the purpose of exercising control or management;

                 5. Knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the Fund may invest up to 10% of its net assets in shares of other investment companies;

                 6. Invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

                 7. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by the Fund would exceed 10% of the value of the Fund's total assets;

                 8. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

                 9. Make loans, except that the Fund may purchase readily marketable debt securities;

                 10. Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

                 11. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

                 12. Mortgage, pledge, or hypothecate any of its assets, except as described in Investment Restriction No. 2;

                 13. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, its Advisor, the Sponsor, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

                 14. Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

                 15. Write, purchase or sell puts, calls or combinations thereof; or

                 16. Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation.

                 If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and the Fund will not at any time hold more than 10% of its net assets in illiquid securities. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                 In order to permit the sale of shares in certain states, the Trust may make commitments more restrictive than the investment policies and limitations described above. Should the Trust determine that these commitments are no longer in the best interests of the Trust, it will revoke the commitment by terminating sales of its shares in the states involved.

                                   MANAGEMENT

Trustees and Officers

                 The principal occupations of the Trustees and executive officers of the Fund for the past five years and their ages are listed below. None of the Trustees is deemed to be an "interested person" of the Trust for purposes of the 1940 Act.



                              Position(s) Held                         Principal Occupation(s)
Name, Address and Age         with Registrant                           During Past 5 Years
---------------------         ----------------                         -----------------------
Joseph N. Hankin                  Trustee                     President, Westchester Community College
75 Grasslands Road                                            since 1971; President of Hartford Junior
Valhalla, NY  10595                                           College from 1967 to 1971; Adjunct Professor
Age:  55                                                      of Columbia University Teachers College
                                                              since 1976.

Richard A. Wedemeyer              Trustee                     Vice President of Performance Advantage,
17 High Street                                                Inc., 17 High Street, Norwalk, CT 06851
Suite 301                                                     since 1992; Vice President of Jim Henson
Norwalk, CT  06851                                            Productions from 1979 to 1992; Author of In
Age: 59                                                       Transition (Harper Collins); co-founder and
                                                              co-conductor of Harvard Business School Club
                                                              of New York Career Seminar; Trustee of Jim
                                                              Henson Legacy trust.

John E. Heilmann                  Trustee                     Retired; Chairman, President and Chief
Old Norwood Plantation                                        Executive Officer, Distillers Somerset,
Wingina, VA  24599                                            Inc. and Norwood Enterprises, Inc.
Age:  64                                                      from 1987 to 1992.

Dennis W. Draper                  Trustee                     Associate Professor of Finance, at
University of Southern                                        University of Southern California since
  California                                                  1978; Director of Data Analysis, Inc.
School of Business                                            (financial services); and Editorial Board of
Hoffman 701-F                                                 Chicago Board of Trade.
Los Angeles, CA  90089
Age:  46

Jack D. Henderson                    Trustee                     Attorney; from April 1989 to November 1995,
1600 Broadway                                                    Partner of the law firm of Clanahan, Tanner,
Suite 1410                                                       Downing Knowlton, P.C.
Denver, CO  80202
Age:  68

Michael C. Petrycki                  President                   Executive Vice President and Director of
230 Park Avenue                                                  Furman Selz since 1984.
New York, NY  10169
Age:  53

Steven D. Blecher                    Executive Vice              Executive Vice President and Director of
230 Park Avenue                      President                   Furman Selz since 1983; Vice President,
New York, NY  10169                                              Secretary and Treasurer of Furman Selz
Age:  52                                                         Capital Management, Inc. since 1984.

John J. Pileggi                      Vice President              Managing Director of Furman Selz, from 1984
237 Park Avenue                      and Treasurer               to 1992; Senior Managing Director since 1992
New York, NY  10169                                              and Director of Furman Selz since 1994.
Age:  36

Joan V. Fiore                        Vice President              Managing Director and Counsel of Furman Selz
237 Park Avenue                      and Secretary               since 1991; Staff Attorney at the U.S.
New York, NY  10017                                              Securities and Exchange Commission, Division
Age:  39                                                         of Investment Management, from 1986 to 1991.

Donald E. Brostrom                   Assistant                   Director, Fund Services, Furman Selz
237 Park Avenue                      Treasurer                   Incorporated since 1986; Managing Director
New York, NY  10169                                              of Furman Selz since 1995.
Age:  37


                 Trustees receive from the Trust an annual retainer of $5,000 and a fee of $1,000 for each Board of Trustees meeting and $500 for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

                 For the fiscal year ended September 30, 1995, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisor as the Trust or an investment advisor that is an affiliated person of the Trust's investment advisor:



===========================================================================================================
                                                 PENSION OR
                                                 RETIREMENT
                         AGGREGATE            BENEFITS ACCRUED         ESTIMATED         TOTAL COMPENSATION
     NAME OF         COMPENSATION FROM        AS PART OF TRUST      ANNUAL BENEFITS        FROM REGISTRANT
     TRUSTEE             THE TRUST                EXPENSE           UPON RETIREMENT       AND FUND COMPLEX
-----------------------------------------------------------------------------------------------------------
  Dennis W.            $10,456                       $0                    $0               $10,456
  Draper
-----------------------------------------------------------------------------------------------------------
  Joseph N.            $11,250                       $0                    $0               $11,250
  Hankin
-----------------------------------------------------------------------------------------------------------
  John E.              $11,250                       $0                    $0               $11,250
  Heilmann
-----------------------------------------------------------------------------------------------------------
  Jack D.              $10,456                       $0                    $0               $30,956*
  Henderson
-----------------------------------------------------------------------------------------------------------
  Richard A.           $11,250                       $0                    $0               $11,250
  Wedemeyer
===========================================================================================================



*Includes amounts received for service as a member of the Board of Trustees of Westcore Trust.


                 The Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Funds as of the date of this SAI.

Advisor

                 First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as advisor to the Fund. FICM manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. The Advisor is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion. See "Portfolio Transactions." FICM also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

                 FICM is a wholly-owned subsidiary of First Interstate Bank of California ("FICAL"). FICAL is the largest banking subsidiary of First Interstate Bancorp. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities in 13 western states.

                 Under the terms of the Investment Advisory Contract between the Trust and FICM, FICM is obligated to manage the Fund's portfolio in accordance with applicable laws and regulations. The investment advisory services provided by FICM to the Fund are not exclusive under the terms of the Investment Advisory Contract. FICM is free to, and does, render investment advisory services to others. In making its investment decisions, FICM does not use material inside information in the possession of its affiliates.

                 The Investment Advisory Contract for the Fund will continue in effect for a period beyond more than two years from the date of its execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Advisor, on 60 days written notice by either party to the Contract and will terminate automatically if assigned.

                 The Investment Advisory Contract provides that FICM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such contract, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of FICM in the performance of its duties or from reckless disregard of its duties and obligations under the Contracts.

Distribution of Fund Shares

                 The Trust has retained Pacifica Funds Distributor Inc., a subsidiary of Furman Selz, to serve as principal underwriter for the shares of the Fund pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Fund's shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Fund's shares to individual investors. The Distributor is not obligated, however, to sell any specific amount of shares.

Administrative Services

                 Furman Selz provides management and administrative services necessary for the operation of the Fund, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's advisor, distributor, transfer agent, custodian, independent accountants, legal counsel and others. In addition, Furman Selz furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers, employees and Trustees affiliated with Furman Selz. For these services, Furman Selz is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Fund.

                 The Administrative Services Contract is terminable without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Administrative Services Contract upon not more than 60 days written notice to Furman Selz or by vote of the holders of a majority of the shares of the Fund, or, upon 60 days notice, by Furman Selz. The Administrative Services Contract will terminate automatically in the event of its assignment.

Service Organizations

          The Trust may also contract with banks (including affiliates of First Interstate Bancorp), trust companies, broker-dealers (other than Furman Selz) or other financial organizations ("Service Organizations") to provide certain administrative services with respect to the Fund. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and providing such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation.

                 Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

                 The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                           EXPENSES AND EXPENSE LIMITS

                 Except for the expenses paid by the Advisor, the Distributor and Furman Selz, the Fund bears all costs of its operations.

                 Currently, California is the only state imposing limitations on the expenses of the Fund. Those expense limitations are 2-1/2 percent of the first $30 million of the Fund's average net assets, 2 percent of the next $70 million and 1-1/2 percent of the Fund's remaining average net assets. If in any fiscal year expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, Furman Selz and the FICM each will reimburse the Fund for a portion of the excess as follows: Furman Selz 33% and FICM 67%.


                        DETERMINATION OF NET ASSET VALUE

                 The portfolio instruments of the Fund are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

                 The valuation of the Fund's instruments, based upon their amortized cost and the concomitant maintenance by the Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which the Fund must adhere to certain conditions. The Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined to present minimal credit risks pursuant to guidelines adopted by the Trustees. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;
(b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                 The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at a single value. Such procedures will include the determination, at such intervals as the Trustees deem appropriate, of the extent to which the Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Trustees determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

             ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                 Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Furman Selz. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (1) it will have good and marketable title to the securities received by it; (2) that the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

                 Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                 The Trust may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

                 In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                 All redemptions of shares of the Fund will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

                  There is no sales charge on the Fund.

                             PORTFOLIO TRANSACTIONS

                  Investment decisions for the Fund and for the other investment advisory clients of the Advisor are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients while at the same time one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Advisor's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

                  The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Advisor is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

                  Purchases and sales of securities will primarily be principal transactions. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless a permissive order allowing such transactions is obtained from the SEC.

                  The Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Advisor. By allocating transactions in this manner, the Advisor is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Advisor and its affiliates receive such services.

                  As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Advisor may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

                  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                                    TAXATION

                  The Fund intends to qualify and elect annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, in the case of the Fund, (i) stock or securities;

(ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; and (d) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will be taxed to shareholders as ordinary income.

                  Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

                  Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

                  The Fund is required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

                  The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                OTHER INFORMATION

Capitalization

                  The Trust is a Massachusetts business trust established under a Declaration of Trust dated July 17, 1984, and consists of series of separately managed portfolios. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights.

                  In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareholder, except that, in the case of a Fund offering more than one class of shares, Institutional Shares, Investor Shares and Service Shares of a Fund will each be solely responsible for Service Organization fees and other "class" expenses, if any, that are attributable to the particular share class, and Investor Shares shall be solely responsible for payments made under the applicable Distribution Plan.

Voting Rights

                  Under the Declaration of Trust, the Trust is not required to hold annual meetings of its shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

                  The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

                  Holders of all outstanding shares of the Fund will vote together in the aggregate and not by class on all matters, except that only Institutional Shares and Service Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Institutional Shares and Service Shares, and only Investor Shares of the Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Distribution Plan and the Fund's arrangements with Service Organizations with respect to Investor Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular portfolio.

                  The term "majority of the outstanding shares" of a portfolio means the vote of the lesser of (i) 67% or more of the shares of the portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

Custodian, Transfer Agent and Dividend Disbursing Agent

                  First Interstate Bank of California, 707 Wilshire Blvd., Los Angeles, California 90017, acts as custodian of the Trust's assets, but plays no role in making decisions as to the purchase or sale of portfolio securities for the Fund. FICAL is entitled to receive a fee from the Trust, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net

         1000



assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

                  Furman Selz acts as transfer agent for the Fund. The Trust compensates Furman Selz for providing personnel and facilities to perform transfer agency related services for the Trust at a rate intended to represent the cost of providing such services.

Performance Information

                  The Fund may, from time to time, include its yields in advertisements or reports to shareholders or prospective investors.

                  Current yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

         Effective Yield = [(Base Period Return + 1)365/7] - 1.

                  Quotations of yield will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Yield for the Fund will vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

                  In connection with communicating its yields to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                  Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard &
Poor's 500 Stock Index, Dow Jones Industrial Average, or other

         1001


unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

                  Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the provision of customer services: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees are not reflected in the Fund's, performance quotations, and will have the effect of reducing the yield of the Fund for those investors.

Independent Auditors

                  Ernst & Young LLP, 515 South Flower Street, Los Angeles, California 90071 has been selected to serve as the independent auditors for the Fund for the current fiscal year.

Registration Statement

                  This SAI and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby. Certain portions of the Trust's Registration Statement have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

                  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Trust's Registration Statement, each such statement being qualified in all respects by such reference.

         1002
PART C.  OTHER INFORMATION


Item 24.       Financial Statements and Exhibits



               (a)    Financial Statements



                      (1) For Registrant's Equity Value Fund, Balanced Fund, Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund, National Tax-Exempt Fund, Asset Preservation Fund, Government Income Fund, California Tax-Exempt Fund, California Short-Term Tax-Exempt Fund, Money Market Fund, Government Money Market Fund, Prime Money Market Fund, Treasury Money Market Fund and Money Market Trust.



                             (A)    Financial Highlights are included in Part A



                             (B) Audited Financial Statements for the fiscal year ended September 30, 1995 are incorporated by reference in Part B for each Fund



                      (2) For Registrant's 100% U.S. Treasury Money Market Fund, California Tax-Exempt Money Market Fund, National Tax-Exempt Money Market Fund, Equity Index Fund and International Equity Fund, Financial Statements and Financial Highlights will be filed by amendment.


               (b)    Exhibits:

                      (1)    Declaration of Trust of Registrant(1)

                      (2)    By-laws of Registrant(1)

                      (3)    Not applicable

                      (4) Specimen certificates of shares of beneficial interest of Registrant(3)

                      (5)    (i)    Advisory Contract for The Government
                                    Money Market Fund(4)

                             (ii)   Advisory Contract for The Money Market
                                    Fund(5)

                            (iii) Master Advisory Contract between Fund Source and San Diego Financial Capital


         1003



                                    Management, Inc. for The Asset Preservation
                                    Fund, The Government Income Fund, The Equity
                                    Value Fund, The Balanced Fund and The
                                    California Tax-Exempt Fund(5)

                           (iv) Advisory Contract Supplement between Fund Source and San Diego Financial Capital Management, Inc. relating to The Asset Preservation Fund(5)

                           (v) Advisory Contract Supplement between Fund Source and San Diego Financial Capital Management, Inc. relating to The Government Income Fund(5)

                           (vi) Advisory Contract Supplement between Fund Source and San Diego Financial Capital Management, Inc. relating to The Equity Value Fund(5)

                           (vii) Advisory Contract Supplement between Fund Source and San Diego Financial Capital Management, Inc. relating to The Balanced Fund(5)

                           (viii) Advisory Contract Supplement between Fund Source and San Diego Financial Capital Management, Inc. relating to The California Tax-Exempt Fund(5)

                           (ix) Advisory Contract Supplement between Fund Source and San Diego Financial Capital Management, Inc. relating to The California Short-Term Tax-Exempt Fund(7)

                           (x) Investment Advisory and Management Agreement between the Registrant and First Interstate Capital Management, Inc. for the Prime Money Market Fund and Treasury Money Market Fund(10)

                           (xi) Form of Investment Advisory Contract between the Registrant and First Interstate Capital Management, Inc. relating to the Money Market Trust, Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-

         1004



                                    Exempt Fund, Arizona Tax-Exempt Fund and
                                    National Tax-Exempt Fund(12)

                           (xii) Advisory Contract Supplements between the Registrant and First Interstate Capital Management, Inc. relating to the 100% U.S. Treasury Money Market Fund, National Tax-Exempt Money Market Fund, California Tax-Exempt Money Market Fund, Equity Index Fund and International Equity Fund.

                      (6)    (i)    Master Distribution Contract between Fund
                                    Source and Pacifica Funds Distributor Inc.
                                    for The Money Market Fund, The Government
                                    Money Market Fund, The Asset Preservation
                                    Fund, The Government Income Fund, The Equity
                                    Value Fund, The Balanced Fund and The
                                    California Tax-Exempt Fund(6)

                            (ii) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The Money Market Fund(6)

                           (iii) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The Government Money Market Fund(6)

                            (iv) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The Asset Preservation Fund(6)

                             (v) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The Government Income Fund(6)

                            (vi) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The Equity Value Fund(6)

                           (vii) Distribution Contract Supplement between Fund Source and Pacifica Funds

         1005



                                    Distributor Inc. relating to The Balanced
                                    Fund(6)

                           (viii) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The California Tax-Exempt Fund(6)

                             (ix) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The California Short-Term Tax-Exempt Fund(6)

                              (x) Distribution Contract Supplements between the Registrant and Pacifica Funds Distributor Inc. for the Prime Money Market Fund and Treasury Money Market Fund(15)

                             (xi) Form of Distribution Contract Supplements between the Registrant and Pacifica Funds Distributor, Inc. relating to the Money Market Trust, Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund, National Tax-Exempt Fund, Prime Money Market Fund and Treasury Money Market Fund(13)

                            (xii) Distribution Contract Supplements between the Registrant and Pacifica Funds Distributor, Inc., relating to the 100% U.S. Treasury Money Market Fund, California Tax-Exempt Money Market Fund, National Tax-Exempt Money Market Fund, Equity Index Fund and International Index Fund

                      (7)           Not applicable

                      (8)     (i)   Custodian Contract Between Pacifica Funds
                                    Trust and First Interstate Bank of
                                    California(8)

                             (ii) Custody Agreement between Pacifica Funds Trust and First Interstate Bank of

         1006



                                    California for the Prime Money Market Fund and Treasury Money Market Fund(10)

                      (9)    (i)    Service Agreement between Pacifica Funds
                                    Trust and Furman Selz LLC(13)

                            (ii)    (a)     Shareholder Services Plan for
                                            Institutional Shares(14)

                                    (b)     Form of Shareholder Servicing
                                            Agreement for Institutional
                                            Shares(14)

                           (iii)    (a)     Shareholder Services Plan for
                                            Service Shares(14)

                                    (b)     Form of Shareholder Servicing
                                            Agreement for Service Shares(14)

                            (iv)    (a)     Shareholder Services Plan for
                                            Investor Shares(14)

                                    (b)     Form of Shareholder Servicing
                                            Agreement for Investor Shares(14)

                      (10) Filed on November 30, 1995 with the Trust's Notices Pursuant to Rule 24f-2


                      (11)   (i)     Consent of Ernst & Young LLP



                             (ii)    Consents of Price Waterhouse LLP



                             (iii)   Consent of Deloitte & Touche LLP(15)


                      (12)   Not applicable

                      (13)   Not applicable

                      (14)   Model retirement plans(2)

                      (15)    (i)   Form of Amended and Restated Master
                                    Distribution Plan(12)

                             (ii)   Form of Amended and Restated Master
                                    Distribution Plan Supplements(13)

                            (iii) Master Administrative Services Contract between Fund Source and Furman Selz LLC for The Government Money Market Fund,

         1007



                                    The Money Market Fund, The Asset
                                    Preservation Fund, The Government Income
                                    Fund, The Equity Value Fund, The Balanced
                                    Fund and The California Tax- Exempt Fund(5)

                             (iv) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The Government Money Market Fund(5)

                             (v) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The Money Market Fund(5)

                             (vi) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The Asset Preservation Fund(5)

                            (vii) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The Government Income Fund(5)

                           (viii) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The Equity Value Fund(5)

                             (ix) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The Balanced Fund(5)

                              (x) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The California Tax-Exempt Fund(5)

                             (xi) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The California Short-Term Tax-Exempt Fund(7)

                             (xii) Administration Agreement with The Dreyfus Corporation for the Prime Money

         1008



                                    Market Fund and Treasury Money Market
                                    Fund(10)

                         (xiii) Form of Administrative Services Contract Supplements between Registrant and Furman Selz LLC relating to the Money Market Trust, Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund(13)

                          (xiv)     Administrative Services Contract
                                    Supplements between Registrant and
                                    Furman Selz LLC relating to the 100%
                                    U.S. Treasury Money Market Fund,
                                    California Tax-Exempt Money Market Fund,
                                    National Tax-Exempt Money Market Fund,
                                    Equity Index Fund and International
                                    Equity Fund

                      (16)   Performance calculations for purposes of Item
                             22:

                             (i) For Registrant's Prime Money Market Fund and Treasury Money Market Fund(9)

                             (ii)   For Registrant's Money Market Fund,
                                    Government Money Market Fund, Asset
                                    Preservation Fund, California Short-Term
                                    Tax-Exempt Fund, California Tax-Exempt
                                    Fund, Government Income Fund, Balanced
                                    Fund and Equity Value Fund(8)

                            (iii)   For Registrant's Money Market Trust,
                                    Growth Fund, Short-Term Government Bond
                                    Fund, Intermediate Government Bond Fund,
                                    Intermediate Bond Fund, Oregon Tax-
                                    Exempt Fund, Arizona Tax-Exempt Fund and
                                    National Tax-Exempt Fund(16)

                             (iv) For Registrant's 100% U.S. Treasury Money Market Fund, California Tax-Exempt Money Market Fund, National Tax-Exempt Money Market Fund, Equity Index Fund and International Equity Fund(15)

         1009



                      (17)   Not Applicable

                      (18)   (i)    Plan pursuant to Rule 18f-3 for Operation of
                                    a Multi-Class System - Each Series of the
                                    Registrant other than the Prime Money Market
                                    Fund, Treasury Money Market Fund, Money
                                    Market Trust, Money Market Fund and Pacifica
                                    Government Money Market Fund(13)

                             (ii) Plan pursuant to Rule 18f-3 for operation of a Multi-Class System Prime Money Market Fund and Treasury Money Market Fund(13)


                      (27)   Financial Data Schedule


1        Filed as an exhibit to Registration Statement No. 2-92260 on July 17,
         1984.

2 Filed as an exhibit to Pre-Effective Amendment No. 4 to Registration Statement No. 2-92260 on November 9, 1984.

3 Filed as an exhibit to Post-Effective Amendment No. 4 to Registration Statement No. 2-92260 on December 10, 1985.

4 Filed as an exhibit to Post-Effective Amendment No. 14 to Registration Statement No. 2-92260 on November 30, 1987.

5 Filed as an exhibit to Post-Effective Amendment No. 22 to Registration Statement No. 2-92260 on February 13, 1990.

6 Filed as an exhibit to Post-Effective Amendment No. 26 to Registration Statement No. 2-92260 on December 3, 1991.

7 Filed as an exhibit to Post-Effective Amendment No. 28 to Registration No. 2-92260 on October 16, 1992.

8 Filed as an exhibit to Post-Effective Amendment No. 33 to Registration Statement No. 2-92260 on February 1, 1994.

9 Filed as an exhibit to Post-Effective Amendment No. 34 to Registration Statement No. 2-92260 on July 29, 1994.

10 Filed as an exhibit to Post-Effective Amendment No. 37 to Registration Statement No. 2-92260 on January 29, 1995.

         1010



11 Filed as an exhibit to Post-Effective Amendment No. 38 to Registration Statement No. 2-92260 on February 1, 1995.

12 Filed as an appendix to Part A of Registration Statement No. 33-95022 on Form N-14 on July 26, 1995.

13 Filed as an exhibit to Registration Statement No. 33- 95022 on Form N-14 on July 26, 1995.

14 Filed as an exhibit to Post-Effective Amendment No. 43 to Registration Statement No. 2-92260 on August 24, 1995.

15       To be filed by amendment.

16 Filed as an exhibit to Post-Effective Amendment No. 44 to Registration Statement No. 2-92260 on September 25, 1995.

Item 25. Persons Controlled by or Under Common Control with Registrant

         None


Item 26. Number of Holders of Securities as of January 16, 1996



         Pacifica Money Market Trust - 11
         Pacifica Money Market Fund - 1,019
         Pacifica Government Money Market Fund - 197
         Pacifica Prime Money Market Fund
                      Institutional Shares - 67
                      Investor Shares - 670
                      Service Shares - 4



        Pacifica Treasury Money Market Fund
                      Institutional Shares - 576
                      Investor Shares - 156
                      Service Shares - 4



        Pacifica Short-Term Government Bond Fund
                      Institutional Shares - 737
                      Investor Shares - 641



        Pacifica Intermediate Bond Fund
                      Institutional Shares - 6
                      Investor Shares - 203



        Pacifica Intermediate Government Bond Fund
                      Institutional Shares - 1067
                      Investor Shares - 1110



        Pacifica California Tax-Exempt Bond Fund
                      Institutional Shares - 70
                      Investor Shares - 820

         1011




               Pacifica National Tax-Exempt Fund
                      Institutional Shares - 5
                      Investor Shares - 184



               Pacifica Oregon Tax-Exempt Fund
                      Institutional Shares - 2
                      Investor Shares - 974



               Pacifica Arizona Tax-Exempt Fund
                      Institutional Shares - 6
                      Investor Shares - 319



               Pacifica Growth Fund
                      Institutional Shares - 48
                      Investor Shares - 87



               Pacifica Equity Value Fund
                      Institutional Shares - 708
                      Investor Shares - 1450



               Pacifica Balanced Fund
                      Institutional Shares - 1485
                      Investor Shares - 2458



               Pacifica Asset Preservation Fund
                      Institutional Shares - 7
                      Investor Shares - 585



               Pacifica Government Income Fund
                      Institutional Shares - 11
                      Investor Shares - 459



               Pacifica California Short-Term Tax-Exempt Fund
                      Institutional Shares - 6
                      Investor Shares - 162


Item 27.       Indemnification

               Reference is made to Article IV of the Registrant's Declaration of Trust.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered. The Registrant will, unless in the opinion of its counsel

         1012



               the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.       Business and Other Connections of Investment Advisor

                    FIRST INTERSTATE CAPITAL MANAGEMENT, INC.

               First Interstate Capital Management, Inc. serves as the Registrant's Investment Adviser and, in addition, renders investment advisory services to First Interstate Bancorp's employee benefit plans and various other corporate and individual investors.

NAME AND POSITION
WITH INVESTMENT ADVISER:                    OTHER BUSINESSES:
------------------------                    -----------------

Tom Slonaker                                Executive Vice President, First
Director and                                Interstate Bancorp(2)
Chairman of the Board

                                            Chief Investment Officer, First
                                            Interstate Bancorp(2)

Edward S. Claunch                           Senior Vice President, First
President and Chief                         Interstate Bank of Denver, N.A.(2)
Executive Officer


Deborah Goodman                             Senior Vice President, First
Senior Vice President                       Interstate Bank of California(1)


G. Edward Means                             Senior Vice President, First
Senior Vice President                       Interstate Bank of Arizona, N.A.(2)


G. David Underwood                          Senior Vice President, First
Senior Vice President                       Interstate Bank of Arizona, N.A.(2)



Thomas Hooker                               Senior Vice President, First
Senior Vice President                       Interstate Bank of California(2)


Richard A. Palmer                           Senior Vice President, First
Senior Vice  President                      Interstate Management Services
Chief Financial Officer                     Company(4)

                                            Senior Vice President, First
                                            Interstate Bancorp(2)

         1013




                                            Chief Financial Officer, D.A.G.
                                            Management, Inc.(4)

Russell K. Snow, Jr.                        Executive Vice President, First
Director                                    Interstate Bank of California(1)

                                            Director, First Interstate
                                            Portfolio Lending Services(1)

Vern Kozlen                                 Executive Vice President, First
Director                                    Interstate Bank of California(1)


                                            President, First Interstate
                                            Portfolio Lending Services(1)


Michael Neitzke                             Vice President, First Interstate
Vice President                              Bank of California(2)


Leon Newcomb                                Assistant Vice President, First
Vice President                              Interstate Bank of Utah, N.A.(2)


Michael Hughes                              Vice President, First Interstate
Vice President                              Bank of California(2)

David Williams                              Vice President, First Interstate
Vice President                              Bank of California(2)

Richard Ferguson                            Vice President, First Interstate
Vice President                              Bank of Arizona, N.A.(2)


Robert Daviduk                              Vice President, First Interstate
Vice President                              Bank of California(2)



Ronald Florance                             Vice President, First Interstate
Vice President                              Bank of Arizona, N.A.(2)


Roger S. Teetzel                            Vice President, First Interstate
Vice President                              Bank of California(3)


David Jeppson                               Assistant Vice President, First
Assistant Vice President                    Interstate Bank of California(3)


Richard Carhidi                             Assistant Vice President, First
Assistant Vice President                    Interstate Bank of Arizona, N.A.(2)

Marianne R. Minihane                        Assistant Vice President, First
Assistant Vice President                    Interstate Bank of California(3)

         1014



Sandra U. Torres                            Assistant Vice President, First
Assistant Vice President                    Interstate Bank of California(3)

Mary Gail Walton                            Assistant Vice President, First
Assistant Vice President                    Interstate Bank of Washington,
                                            N.A.(2)




William J. Souza                            Managing Counsel, First Interstate
Secretary                                   Management Services Company(1)

                                            Secretary, First Interstate
                                            Portfolio Lending Services(1)

(1) The address of the office is indicated as 707 Wilshire Boulevard, Los Angeles, California 90017.

(2) The address of the office is indicated as 7501 E. McCormick Parkway, Scottsdale, Arizona 85258.

(3) The address of the office is indicated as 4365 Executive Drive, Suite 1820, San Diego, California 92121.

(4) The address of the office is indicated as 100 W. Washington, Phoenix, Arizona 85003.

Item 29. Principal Underwriter

         (a) Pacifica Funds Distributor Inc. ("PFD Inc.") is the principal underwriter for each class of each series of the Registrant. PFD Inc., an affiliate of Furman Selz LLC, was organized specifically to distribute shares of the Registrant.

         (b) PFD Inc.:

          NAME AND PRINCIPAL                 POSITIONS AND OFFICES                POSITIONS AND OFFICES
           BUSINESS ADDRESS                      WITH PFD, INC.                      WITH REGISTRANT
           ----------------                      --------------                      ---------------

Michael C. Petrycki                       President and Director                    President

Steven D. Blecher                         Vice President, Secretary                 Executive Vice
                                          and Treasurer                             President*

Robert J. Miller                          Chief Financial Officer                   None
                                          and Vice President

Elizabeth Q. Solazzo                      Assistant Secretary                       None

* The authority of Mr. Blecher is limited to matters involving each series of the Registrant other than the Prime Money Market Fund and Treasury Money Market Fund.

         1015





        (c)(i)        Not Applicable

          (ii)        Not Applicable

        Item 30.      Location of Accounts and Records

1.       First Interstate Capital
         Management, Inc.
         7501 E. McCormick Parkway
         Scottsdale, Arizona 85258

         Records relating to its function as Adviser for each portfolio

2.       First Interstate Bank of
          California
         707 Wilshire Blvd, W10-6
         Los Angeles, California 90017

         Records relating to its function as Custodian for each portfolio

3.       The Dreyfus Corporation
         200 Park Avenue
         New York, New York 10016

         Records relating to its function as Administrator for the Prime Money Market Fund and the Money Market Treasury Fund

4.       Furman Selz LLC
         230 Park Avenue
         New York, New York 10169

         Records relating to its function as Administrator for each portfolio other than the Prime Money Market Fund and the Treasury Money Market Fund and its function as Transfer Agent for each class of each series of the Registrant

5.       Pacifica Funds Distributor, Inc.
         230 Park Avenue
         New York, New York 10169

         Records relating to its function as Distributor for each class of each series of the Registrant

Item 31.       Management Services

               Not applicable

         1016


Item 32.       Undertakings

        (a) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940.

        (b) Registrant undertakes to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of Registrant's Registration Statement under the Securities Act of 1933.

        (c) Registrant undertakes to provide its Annual Report upon request without charge to any recipient of a Prospectus for the Funds.

         1017
                                   SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 49 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on the 31st day of January, 1996.


                                  PACIFICA FUNDS TRUST
                                  (REGISTRANT)

                                  By: Michael C. Petrycki
                                     --------------------------------
                                    Michael C. Petrycki, President*

By: Jeffrey L. Steele
   ---------------------
   *Jeffrey L. Steele,
    as attorney-in-fact


               Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 49 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



        Signature                                  Title                                   Date
        ---------                                  -----                                   ----

Michael C. Petrycki                         President                           January 31, 1996
------------------------
Michael C. Petrycki*



Dennis W. Draper                            Trustee                             January 31, 1996
------------------------
Dennis W. Draper*



Joseph N. Hankin                            Trustee                             January 31, 1996
------------------------
Joseph N. Hankin*





         1018

John E. Heilmann                            Trustee                             January 31, 1996
------------------------
John E. Heilmann*


Jack D. Henderson                           Trustee                             January 31, 1996
------------------------
Jack D. Henderson*


Richard A. Wedemeyer                        Trustee                             January 31, 1996
------------------------
Richard A. Wedemeyer*


John J. Pileggi                             Treasurer (Principal                January 31, 1996
------------------------                    Financial and
John J. Pileggi*                            Accounting Officer)


By: Jeffrey L. Steele
------------------------
   *Jeffrey L. Steele,
     as attorney-in-fact


*        Pursuant to power of attorney filed with Post-Effective Amendment No.
         43 on August 24, 1995.

         1019
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS
                                      FILED
                                      WITH

                         Post-Effective Amendment No. 49
                      to Registration Statement No. 2-92260
                                  on Form N-1A

                              PACIFICA FUNDS TRUST
         1020
                                EXHIBIT INDEX
                                -------------

                   Exhibit
                     No.                 Description
                   -------               -----------

                      (1)    Declaration of Trust of Registrant(1)

                      (2)    By-laws of Registrant(1)

                      (3)    Not applicable

                      (4) Specimen certificates of shares of beneficial interest of Registrant(3)

                      (5)    (i)    Advisory Contract for The Government
                                    Money Market Fund(4)

                             (ii)   Advisory Contract for The Money Market
                                    Fund(5)

                            (iii)   Master Advisory Contract between Fund
                                    Source and San Diego Financial Capital
                                    Management, Inc. for The Asset Preservation
                                    Fund, The Government Income Fund, The Equity
                                    Value Fund, The Balanced Fund and The
                                    California Tax-Exempt Fund(5)

                           (iv) Advisory Contract Supplement between Fund Source and San Diego Financial Capital Management, Inc. relating to The Asset Preservation Fund(5)

                           (v) Advisory Contract Supplement between Fund Source and San Diego Financial Capital Management, Inc. relating to The Government Income Fund(5)

                           (vi) Advisory Contract Supplement between Fund Source and San Diego Financial Capital Management, Inc. relating to The Equity Value Fund(5)

                           (vii) Advisory Contract Supplement between Fund Source and San Diego Financial Capital Management, Inc. relating to The Balanced Fund(5)

                           (viii) Advisory Contract Supplement between Fund Source and San Diego Financial Capital Management, Inc. relating to The California Tax-Exempt Fund(5)

                           (ix) Advisory Contract Supplement between Fund Source and San Diego Financial Capital Management, Inc. relating to The California Short-Term Tax-Exempt Fund(7)

                           (x) Investment Advisory and Management Agreement between the Registrant and First Interstate Capital Management, Inc. for the Prime Money Market Fund and Treasury Money Market Fund(10)

                           (xi) Form of Investment Advisory Contract between the Registrant and First Interstate Capital Management, Inc. relating to the Money Market Trust, Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-




         1021



                                    Exempt Fund, Arizona Tax-Exempt Fund and
                                    National Tax-Exempt Fund(12)

                           (xii) Advisory Contract Supplements between the Registrant and First Interstate Capital Management, Inc. relating to the 100% U.S. Treasury Money Market Fund, National Tax-Exempt Money Market Fund, California Tax-Exempt Money Market Fund, Equity Index Fund and International Equity Fund.

                      (6)    (i)    Master Distribution Contract between Fund
                                    Source and Pacifica Funds Distributor Inc.
                                    for The Money Market Fund, The Government
                                    Money Market Fund, The Asset Preservation
                                    Fund, The Government Income Fund, The Equity
                                    Value Fund, The Balanced Fund and The
                                    California Tax-Exempt Fund(6)

                            (ii) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The Money Market Fund(6)

                           (iii) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The Government Money Market Fund(6)

                            (iv) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The Asset Preservation Fund(6)

                             (v) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The Government Income Fund(6)

                            (vi) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The Equity Value Fund(6)

                           (vii) Distribution Contract Supplement between Fund Source and Pacifica Funds




         1022



                                    Distributor Inc. relating to The Balanced
                                    Fund(6)

                           (viii) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The California Tax-Exempt Fund(6)

                             (ix) Distribution Contract Supplement between Fund Source and Pacifica Funds Distributor Inc. relating to The California Short-Term Tax-Exempt Fund(6)

                              (x) Distribution Contract Supplements between the Registrant and Pacifica Funds Distributor Inc. for the Prime Money Market Fund and Treasury Money Market Fund(15)

                             (xi) Form of Distribution Contract Supplements between the Registrant and Pacifica Funds Distributor, Inc. relating to the Money Market Trust, Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund, National Tax-Exempt Fund, Prime Money Market Fund and Treasury Money Market Fund(13)

                            (xii) Distribution Contract Supplements between the Registrant and Pacifica Funds Distributor, Inc., relating to the 100% U.S. Treasury Money Market Fund, California Tax-Exempt Money Market Fund, National Tax-Exempt Money Market Fund, Equity Index Fund and International Index Fund

                      (7)           Not applicable

                      (8)     (i)   Custodian Contract Between Pacifica Funds
                                    Trust and First Interstate Bank of
                                    California(8)

                             (ii) Custody Agreement between Pacifica Funds Trust and First Interstate Bank of




         1023



                                    California for the Prime Money Market Fund and Treasury Money Market Fund(10)

                      (9)    (i)    Service Agreement between Pacifica Funds
                                    Trust and Furman Selz LLC(13)

                            (ii)    (a)     Shareholder Services Plan for
                                            Institutional Shares(14)

                                    (b)     Form of Shareholder Servicing
                                            Agreement for Institutional
                                            Shares(14)

                           (iii)    (a)     Shareholder Services Plan for
                                            Service Shares(14)

                                    (b)     Form of Shareholder Servicing
                                            Agreement for Service Shares(14)

                            (iv)    (a)     Shareholder Services Plan for
                                            Investor Shares(14)

                                    (b)     Form of Shareholder Servicing
                                            Agreement for Investor Shares(14)

                      (10) Filed on November 30, 1995 with the Trust's Notices Pursuant to Rule 24f-2


                      (11)   (i)     Consent of Ernst & Young LLP



                             (ii)    Consents of Price Waterhouse LLP



                             (iii)   Consent of Deloitte & Touche LLP(15)


                      (12)   Not applicable

                      (13)   Not applicable

                      (14)   Model retirement plans(2)

                      (15)    (i)   Form of Amended and Restated Master
                                    Distribution Plan(12)

                             (ii)   Form of Amended and Restated Master
                                    Distribution Plan Supplements(13)

                            (iii) Master Administrative Services Contract between Fund Source and Furman Selz LLC for The Government Money Market Fund,




         1024



                                    The Money Market Fund, The Asset
                                    Preservation Fund, The Government Income
                                    Fund, The Equity Value Fund, The Balanced
                                    Fund and The California Tax- Exempt Fund(5)

                             (iv) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The Government Money Market Fund(5)

                             (v) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The Money Market Fund(5)

                             (vi) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The Asset Preservation Fund(5)

                            (vii) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The Government Income Fund(5)

                           (viii) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The Equity Value Fund(5)

                             (ix) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The Balanced Fund(5)

                              (x) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The California Tax-Exempt Fund(5)

                             (xi) Administrative Services Contract Supplement between Fund Source and Furman Selz LLC relating to The California Short-Term Tax-Exempt Fund(7)

                             (xii) Administration Agreement with The Dreyfus Corporation for the Prime Money




         1025



                                    Market Fund and Treasury Money Market
                                    Fund(10)

                         (xiii) Form of Administrative Services Contract Supplements between Registrant and Furman Selz LLC relating to the Money Market Trust, Growth Fund, Short-Term Government Bond Fund, Intermediate Government Bond Fund, Intermediate Bond Fund, Oregon Tax-Exempt Fund, Arizona Tax-Exempt Fund and National Tax-Exempt Fund(13)

                          (xiv)     Administrative Services Contract
                                    Supplements between Registrant and
                                    Furman Selz LLC relating to the 100%
                                    U.S. Treasury Money Market Fund,
                                    California Tax-Exempt Money Market Fund,
                                    National Tax-Exempt Money Market Fund,
                                    Equity Index Fund and International
                                    Equity Fund

                      (16)   Performance calculations for purposes of Item
                             22:

                             (i) For Registrant's Prime Money Market Fund and Treasury Money Market Fund(9)

                             (ii)   For Registrant's Money Market Fund,
                                    Government Money Market Fund, Asset
                                    Preservation Fund, California Short-Term
                                    Tax-Exempt Fund, California Tax-Exempt
                                    Fund, Government Income Fund, Balanced
                                    Fund and Equity Value Fund(8)

                            (iii)   For Registrant's Money Market Trust,
                                    Growth Fund, Short-Term Government Bond
                                    Fund, Intermediate Government Bond Fund,
                                    Intermediate Bond Fund, Oregon Tax-
                                    Exempt Fund, Arizona Tax-Exempt Fund and
                                    National Tax-Exempt Fund(16)

                             (iv) For Registrant's 100% U.S. Treasury Money Market Fund, California Tax-Exempt Money Market Fund, National Tax-Exempt Money Market Fund, Equity Index Fund and International Equity Fund(15)




         1026



                      (17)   Not Applicable

                      (18)   (i)    Plan pursuant to Rule 18f-3 for Operation of
                                    a Multi-Class System - Each Series of the
                                    Registrant other than the Prime Money Market
                                    Fund, Treasury Money Market Fund, Money
                                    Market Trust, Money Market Fund and Pacifica
                                    Government Money Market Fund(13)

                             (ii) Plan pursuant to Rule 18f-3 for operation of a Multi-Class System Prime Money Market Fund and Treasury Money Market Fund(13)


                      (27)   Financial Data Schedule


1        Filed as an exhibit to Registration Statement No. 2-92260 on July 17,
         1984.

2 Filed as an exhibit to Pre-Effective Amendment No. 4 to Registration Statement No. 2-92260 on November 9, 1984.

3 Filed as an exhibit to Post-Effective Amendment No. 4 to Registration Statement No. 2-92260 on December 10, 1985.

4 Filed as an exhibit to Post-Effective Amendment No. 14 to Registration Statement No. 2-92260 on November 30, 1987.

5 Filed as an exhibit to Post-Effective Amendment No. 22 to Registration Statement No. 2-92260 on February 13, 1990.

6 Filed as an exhibit to Post-Effective Amendment No. 26 to Registration Statement No. 2-92260 on December 3, 1991.

7 Filed as an exhibit to Post-Effective Amendment No. 28 to Registration No. 2-92260 on October 16, 1992.

8 Filed as an exhibit to Post-Effective Amendment No. 33 to Registration Statement No. 2-92260 on February 1, 1994.

9 Filed as an exhibit to Post-Effective Amendment No. 34 to Registration Statement No. 2-92260 on July 29, 1994.

10 Filed as an exhibit to Post-Effective Amendment No. 37 to Registration Statement No. 2-92260 on January 29, 1995.

11 Filed as an exhibit to Post-Effective Amendment No. 38 to Registration Statement No. 2-92260 on February 1, 1995.

12 Filed as an appendix to Part A of Registration Statement No. 33-95022 on Form N-14 on July 26, 1995.

13 Filed as an exhibit to Registration Statement No. 33- 95022 on Form N-14 on July 26, 1995.

14 Filed as an exhibit to Post-Effective Amendment No. 43 to Registration Statement No. 2-92260 on August 24, 1995.

15       To be filed by amendment.

16 Filed as an exhibit to Post-Effective Amendment No. 44 to Registration Statement No. 2-92260 on September 25, 1995.